UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/20

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	October 31, 2020

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco All Cap Market Neutral Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.97%
Class C Shares	-17.44
Class R Shares	-17.12
Class Y Shares	-16.57
Class R5 Shares	-17.06
Class R6 Shares	-17.22
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.86
Lipper Alternative Equity Market Neutral Funds Index◾ (Peer Group Index)	-1.29

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral sector and industry exposures.

    The Fund uses a proprietary multi-factor model that evaluates fundamental and behavioral factors to forecast individual security returns and risks. The multi-factor model is based on three factors: Quality, Value and Momentum (Earnings and Price)3 and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk adjusted returns over a full market cycle, regardless of the direction of the equity markets.

    Our quantitative multi-factor model performed poorly during the fiscal year particularly as world economies shut down in the face of the COVID-19 pandemic and the subsequent recovery brought on by massive fiscal stimulus. The drawdown in March was particularly felt by value and small-cap stocks as investors appeared to associate these attributes with financial distress. Instead, investors gravitated to the safety of mega- and large-cap technology, health care and consumer staples companies. When world governments and their central banks responded to the economic collapse by flooding the markets with liquidity, small-cap stocks outperformed, but value stocks continued to lag their growth counterparts. For the fiscal year, the Russell 3000 Value Index declined 8.2% while the Russell 3000 Growth Index advanced 28.3%.4 This was one of the largest 12-month performance spreads between growth and value in history.

    From the context of our multi-factor model, there was significant divergence in factor efficacy. Earnings Momentum was positive during the fiscal year as consistency and stability of earnings were rewarded, particularly when economic growth collapsed. Likewise, our Quality signals showed strength and were the largest contributors to Fund performance. However, Price Momentum was negative as large market swings, particularly in the first and second quarters challenged our signals. Value factors witnessed the weakest 12-month performance in over a decade and overwhelmed the combined positive performance of Momentum and Quality. We continue to believe in our multi-factor approach and are encouraged by factor correlations that are moving to historical levels and thus providing the benefit of diversified sources of return.

    Pursuant to the Fund’s market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the FTSE US 3-Month Treasury Bill Index. During the fiscal year, our most attractive stocks (longs) significantly underperformed our least attractive stocks (shorts) which resulted in a reverse performance spread.

    During the fiscal year, the strongest contributors to the Fund’s absolute performance

4                      Invesco All Cap Market Neutral Fund

were holdings in the real estate and utilities sectors. Within real estate and utilities sectors, the Fund’s long positions declined in value in the single-digits while the short positions particularly in real estate, declined by double-digits.

The largest detractors from the Fund’s absolute performance during the fiscal year were in the industrials, information technology (IT) and financials sectors. Within industrials, our longs declined in value while our short positions rose. The capital goods industry was the largest detractor from the sector. Similarly, in financials, our longs declined while our shorts were modestly positive. Finally, the Fund’s holdings in IT rose by double-digits but were more than surpassed by our short positions. These resulted in a negative return spread and detracted from the Fund’s performance.

Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the fiscal year, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/ industries described above but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Certain derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco All Cap Market Neutral Fund.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis
3

The Model’s factors – Quality, Value and Momentum (Earnings and Price) are the foundation of the Fund’s stock selection process. Quality factors assess capital efficiency and stewardship while Value factors evaluate cash flow and earnings yields. Factors considered in Momentum include, but are not limited to, earnings momentum and earnings revisions and measures of stock price momentum.

4	Source: FTSE Russell

Portfolio manager(s):

Tarun Gupta

Glen Murphy

Francis Orlando

Sergey Protchenko

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/17/13

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-3.40%
5 Years	-7.94
1 Year	-21.52

Class C Shares
Inception (12/17/13)	-3.32%
5 Years	-7.58
1 Year	-18.26

Class R Shares
Inception (12/17/13)	-2.84%
5 Years	-7.11
1 Year	-17.12

Class Y Shares
Inception (12/17/13)	-2.34%
5 Years	-6.62
1 Year	-16.57

Class R5 Shares
Inception (12/17/13)	-2.37%
5 Years	-6.68
1 Year	-17.06

Class R6 Shares
Inception (12/17/13)	-2.42%
5 Years	-6.72
1 Year	-17.22

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective seeks to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco All Cap Market Neutral Fund

Fund Information

Portfolio Composition

By sector, based on total net assets

as of October 31, 2020

Equity Securities
			Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Communication Services	4.22%	4.04%	8.26%	0.18%
Consumer Discretionary	12.02	11.32	23.34	0.70
Consumer Staples	3.17	3.40	6.57	-0.23
Energy	2.94	2.92	5.86	0.02
Financials	13.91	15.88	29.79	-1.97
Health Care	18.79	17.27	36.06	1.52
Industrials	10.39	10.81	21.20	-0.42
Information Technology	14.65	15.16	29.81	-0.51
Materials	3.94	4.86	8.80	-0.92
Real Estate	5.36	5.09	10.45	0.27
Utilities	0.79	0.50	1.29	0.29
Money Market Funds Plus Other Assets Less Liabilities	9.82	0.00	9.82	9.82
Total	100.00%	91.25%	191.25%	8.75%

1 Represents the value of the equity securities in the portfolio.

2 Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.

3 Represents the cumulative exposure of the Fund’s long and short positions.

4 Represents the net exposure of the Fund’s long and short positions.

9                      Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–90.18%

Advertising–0.50%
Fluent, Inc.(b)	7,300	$18,615

National CineMedia, Inc.	8,250	16,376

		34,991

Aerospace & Defense–0.07%
Astronics Corp.(b)	750	4,800

Agricultural & Farm Machinery–0.60%
AGCO Corp.	550	42,367

Air Freight & Logistics–0.08%
Atlas Air Worldwide Holdings, Inc.(b)	100	5,916

Airlines–0.33%
Alaska Air Group, Inc.	200	7,578

Copa Holdings S.A., Class A (Panama)	150	7,392

Southwest Airlines Co.	200	7,906

		22,876

Alternative Carriers–0.06%
CenturyLink, Inc.	450	3,879

Aluminum–0.38%
Alcoa Corp.(b)	700	9,044

Arconic Corp.(b)	800	17,392

		26,436

Apparel Retail–0.13%
L Brands, Inc.	200	6,402

Tilly’s, Inc., Class A	450	2,763

		9,165

Apparel, Accessories & Luxury Goods–0.19%
Kontoor Brands, Inc.	400	13,160

Application Software–1.91%
Cerence, Inc.(b)	650	35,477

ChannelAdvisor Corp.(b)	550	8,910

Citrix Systems, Inc.	200	22,654

Digital Turbine, Inc.(b)	950	27,227

Intelligent Systems Corp.(b)	1,050	39,816

		134,084

Asset Management & Custody Banks–0.88%
Ameriprise Financial, Inc.	50	8,041

Brightsphere Investment Group, Inc.	900	12,420

Sculptor Capital Management, Inc.	1,950	21,138

Victory Capital Holdings, Inc., Class A	1,100	20,174

		61,773

Auto Parts & Equipment–0.76%
Adient PLC(b)	250	5,305

American Axle & Manufacturing Holdings, Inc.(b)	2,650	17,808

Dana, Inc.(b)	400	5,596

Stoneridge, Inc.(b)	750	17,122

XPEL, Inc.(b)(c)	300	7,434

		53,265

	Shares	Value

Automobile Manufacturers–0.45%
Ford Motor Co.	600	$4,638

Tesla, Inc.(b)	40	15,522

Winnebago Industries, Inc.	250	11,737

		31,897

Automotive Retail–0.81%
AutoNation, Inc.(b)	100	5,673

Camping World Holdings, Inc., Class A	1,500	39,660

Lithia Motors, Inc., Class A	50	11,478

		56,811

Biotechnology–5.83%
Alexion Pharmaceuticals, Inc.(b)	50	5,757

Altimmune, Inc.(b)	500	5,725

Aravive, Inc.(b)	1,750	8,103

Arcturus Therapeutics Holdings, Inc.(b)	350	18,928

Arena Pharmaceuticals, Inc.(b)	200	17,144

Biogen, Inc.(b)	80	20,166

BioSpecifics Technologies Corp.(b)	400	35,240

Catalyst Pharmaceuticals, Inc.(b)	1,600	4,752

ChemoCentryx, Inc.(b)	650	31,200

Coherus Biosciences, Inc.(b)	1,000	16,670

Eagle Pharmaceuticals, Inc.(b)	700	32,564

Enanta Pharmaceuticals, Inc.(b)	650	28,359

Five Prime Therapeutics, Inc.(b)	850	3,876

Ideaya Biosciences, Inc.(b)	600	7,302

ImmunoGen, Inc.(b)	1,450	8,178

Inovio Pharmaceuticals, Inc.(b)	500	4,925

Ironwood Pharmaceuticals, Inc.(b)	2,750	27,170

KalVista Pharmaceuticals, Inc.(b)	950	16,350

Moderna, Inc.(b)	100	6,747

Molecular Templates, Inc.(b)	950	8,398

Myriad Genetics, Inc.(b)	300	3,729

NantKwest, Inc.(b)	2,750	20,652

Neoleukin Therapeutics, Inc.(b)	2,200	23,078

Novavax, Inc.(b)	250	20,177

Vanda Pharmaceuticals, Inc.(b)	1,400	14,966

Veracyte, Inc.(b)	300	10,398

XBiotech, Inc.(b)	500	8,555

		409,109

Building Products–0.59%
Alpha Pro Tech Ltd.(b)	1,350	19,156

Carrier Global Corp.	550	18,365

Fortune Brands Home & Security, Inc.	50	4,044

		41,565

Cable & Satellite–0.36%
Altice USA, Inc., Class A(b)	700	18,865

MSG Networks, Inc., Class A(b)	750	6,705

		25,570

Coal & Consumable Fuels–0.38%
CONSOL Energy, Inc.(b)	1,300	4,927

Hallador Energy Co.	6,300	4,977

NACCO Industries, Inc., Class A	850	16,567

		26,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value

Commercial Printing–0.43%
Cimpress PLC (Ireland)(b)	200	$14,680

Ennis, Inc.	1,000	15,240

		29,920

Commodity Chemicals–0.45%
Tronox Holdings PLC, Class A	3,250	31,753

Communications Equipment–0.95%
Cambium Networks Corp.(b)	300	6,912

Ciena Corp.(b)	700	27,573

Comtech Telecommunications Corp.	900	12,960

Digi International, Inc.(b)	400	5,892

PC-Tel, Inc.	2,600	13,260

		66,597

Computer & Electronics Retail–1.49%
Best Buy Co., Inc.	400	44,620

Rent-A-Center, Inc.	1,950	60,255

		104,875

Construction & Engineering–1.72%
Dycom Industries, Inc.(b)	300	19,482

Great Lakes Dredge & Dock Corp.(b)	3,700	38,221

HC2 Holdings, Inc.(b)	1,700	3,655

HC2 Holdings, Inc., Rts. expiring 11/20/2020(b)(d)	1,700	0

MasTec, Inc.(b)	1,050	52,122

Orion Group Holdings, Inc.(b)	2,300	7,498

		120,978

Construction Machinery & Heavy Trucks–0.74%
Commercial Vehicle Group, Inc.(b)	3,400	19,890

Meritor, Inc.(b)	800	19,472

REV Group, Inc.	1,600	12,560

		51,922

Construction Materials–0.10%
Forterra, Inc.(b)	550	7,178

Consumer Electronics–0.26%
Sonos, Inc.(b)	250	3,650

Universal Electronics, Inc.(b)	400	14,824

		18,474

Consumer Finance–1.92%
Curo Group Holdings Corp.	3,250	24,343

Encore Capital Group, Inc.(b)	100	3,193

Enova International, Inc.(b)	400	6,140

Navient Corp.	8,050	64,480

Nelnet, Inc., Class A	200	12,208

OneMain Holdings, Inc.	700	24,423

		134,787

Data Processing & Outsourced Services–0.94%
Cardtronics PLC, Class A(b)	1,000	17,810

Conduent, Inc.(b)	1,350	4,705

Western Union Co. (The)	2,250	43,740

		66,255

Diversified Banks–0.35%
JPMorgan Chase & Co.	250	24,510

	Shares	Value

Drug Retail–0.05%
Rite Aid Corp.(b)	350	$3,199

Education Services–0.06%
Perdoceo Education Corp.(b)	350	3,952

Electric Utilities–0.79%
Edison International	750	42,030

Genie Energy Ltd., Class B	1,600	13,264

		55,294

Electrical Components & Equipment–0.99%
Atkore International Group, Inc.(b)	900	18,621

Eaton Corp. PLC	100	10,379

Generac Holdings, Inc.(b)	50	10,507

GrafTech International Ltd.	2,800	18,900

LSI Industries, Inc.	1,600	10,944

		69,351

Electronic Components–0.13%
Bel Fuse, Inc., Class B	800	9,368

Electronic Equipment & Instruments–0.88%
Coda Octopus Group, Inc.(b)	950	5,244

Intellicheck, Inc.(b)	1,900	13,756

Napco Security Technologies, Inc.(b)	600	14,472

Zebra Technologies Corp., Class A(b)	100	28,364

		61,836

Electronic Manufacturing Services–0.33%
Jabil, Inc.	700	23,198

Environmental & Facilities Services–0.24%
CECO Environmental Corp.(b)	2,400	16,992

Fertilizers & Agricultural Chemicals–0.49%
CF Industries Holdings, Inc.	1,250	34,513

Food Distributors–0.05%
United Natural Foods, Inc.(b)	250	3,643

Food Retail–0.33%
Kroger Co. (The)	400	12,884

Natural Grocers by Vitamin Cottage, Inc.	1,000	10,640

		23,524

Footwear–0.67%
Deckers Outdoor Corp.(b)	100	25,337

Rocky Brands, Inc.	800	21,520

		46,857

General Merchandise Stores–0.57%
Big Lots, Inc.	200	9,520

Target Corp.	200	30,444

		39,964

Gold–0.80%
B2Gold Corp. (Canada)	1,100	7,084

Coeur Mining, Inc.(b)	2,050	14,494

Kinross Gold Corp. (Canada)	2,050	16,338

Yamana Gold, Inc. (Canada)	3,250	18,070

		55,986

Health Care Distributors–1.98%
Cardinal Health, Inc.	100	4,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

	Shares	Value

Health Care Distributors–(continued)
Covetrus, Inc.(b)	250	$6,172

McKesson Corp.	400	58,996

Owens & Minor, Inc.	2,750	69,080

		138,827

Health Care Equipment–1.53%
FONAR Corp.(b)	700	13,748

GenMark Diagnostics, Inc.(b)	500	6,110

iRadimed Corp.(b)	1,250	28,312

Mesa Laboratories, Inc.	100	26,141

Repro-Med Systems, Inc.(b)	2,400	13,248

Zynex, Inc.(b)	1,550	19,856

		107,415

Health Care Facilities–1.85%
Community Health Systems, Inc.(b)	8,250	51,480

Joint Corp. (The)(b)	1,250	23,425

Surgery Partners, Inc.(b)	200	4,364

Tenet Healthcare Corp.(b)	2,050	50,307

		129,576

Health Care REITs–0.37%
CareTrust REIT, Inc.	850	14,535

New Senior Investment Group, Inc.	3,000	11,730

		26,265

Health Care Services–1.37%
Amedisys, Inc.(b)	150	38,850

Cross Country Healthcare, Inc.(b)	1,550	12,167

DaVita, Inc.(b)	300	25,875

Fulgent Genetics, Inc.(b)	450	14,638

Tivity Health, Inc.(b)	350	4,813

		96,343

Health Care Supplies–1.00%
Quidel Corp.(b)	50	13,414

Retractable Technologies, Inc.(b)	2,350	17,249

STAAR Surgical Co.(b)	550	39,875

		70,538

Health Care Technology–1.20%
Evolent Health, Inc., Class A(b)	450	4,473

iCAD, Inc.(b)	2,100	20,496

NantHealth, Inc.(b)	2,000	4,020

Simulations Plus, Inc.	850	55,097

		84,086

Home Furnishings–0.59%
Purple Innovation, Inc.(b)	1,450	41,137

Homebuilding–0.58%
Installed Building Products, Inc.(b)	450	40,743

Homefurnishing Retail–0.51%
Aaron’s Holdings Co., Inc.	400	20,904

At Home Group, Inc.(b)	500	8,145

RH(b)	20	6,705

		35,754

Hotel & Resort REITs–0.08%
Braemar Hotels & Resorts, Inc.	2,300	5,566

	Shares	Value

Household Appliances–0.26%
Whirlpool Corp.	100	$18,496

Household Products–0.16%
Spectrum Brands Holdings, Inc.	200	11,374

Housewares & Specialties–0.19%
Newell Brands, Inc.	750	13,245

Human Resource & Employment Services–0.34%
Barrett Business Services, Inc.	100	5,925

Mastech Digital, Inc.(b)	1,150	18,032

		23,957

Industrial Conglomerates–0.57%
Carlisle Cos., Inc.	50	6,194

General Electric Co.	4,600	34,132

		40,326

Industrial Machinery–0.42%
LB Foster Co., Class A(b)	1,250	16,950

Otis Worldwide Corp.	200	12,256

		29,206

Industrial REITs–1.16%
Industrial Logistics Properties Trust	2,450	46,991

Innovative Industrial Properties, Inc.	200	23,326

Plymouth Industrial REIT, Inc.	900	11,439

		81,756

Integrated Telecommunication Services–0.37%
IDT Corp., Class B(b)	2,750	26,208

Interactive Home Entertainment–1.58%
Activision Blizzard, Inc.	400	30,292

Electronic Arts, Inc.(b)	250	29,957

Glu Mobile, Inc.(b)	3,500	25,060

Zynga, Inc., Class A(b)	2,850	25,622

		110,931

Interactive Media & Services–1.21%
Cars.com, Inc.(b)	2,350	17,366

DHI Group, Inc.(b)	6,700	11,323

EverQuote, Inc., Class A(b)	900	30,141

Sohu.com Ltd., ADR (China)(b)	400	7,536

Travelzoo(b)	1,900	14,098

Zillow Group, Inc., Class C(b)	50	4,431

		84,895

Internet & Direct Marketing Retail–1.45%
1-800-Flowers.com, Inc., Class A(b)	850	16,856

CarParts.com, Inc.(b)	1,100	13,959

eBay, Inc.	550	26,196

Stamps.com, Inc.(b)	200	44,648

		101,659

Internet Services & Infrastructure–0.51%
Endurance International Group Holdings, Inc.(b)	4,150	24,111

Limelight Networks, Inc.(b)	2,050	7,237

Shopify, Inc., Class A (Canada)(b)	5	4,627

		35,975

Investment Banking & Brokerage–0.07%
BGC Partners, Inc., Class A	1,700	5,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value

IT Consulting & Other Services–0.58%
Cognizant Technology Solutions Corp., Class A	100	$7,142

International Business Machines Corp.	50	5,583

Leidos Holdings, Inc.	250	20,750

Unisys Corp.(b)	550	7,227

		40,702

Leisure Products–1.35%
American Outdoor Brands, Inc.(b)	700	10,591

Nautilus, Inc.(b)	2,000	43,380

Vista Outdoor, Inc.(b)	2,050	40,528

		94,499

Life & Health Insurance–1.42%
American Equity Investment Life Holding Co.	750	18,615

Athene Holding Ltd., Class A(b)	250	8,020

Brighthouse Financial, Inc.(b)	2,000	66,200

CNO Financial Group, Inc.	400	7,100

		99,935

Life Sciences Tools & Services–0.97%
Champions Oncology, Inc.(b)	2,050	17,999

Medpace Holdings, Inc.(b)	450	49,923

		67,922

Marine–0.07%
Costamare, Inc. (Monaco)	900	5,121

Metal & Glass Containers–0.07%
Berry Global Group, Inc.(b)	100	4,663

Movies & Entertainment–0.14%
Madison Square Garden Entertainment Corp.(b)	150	9,750

Office Services & Supplies–0.05%
Pitney Bowes, Inc.	700	3,717

Oil & Gas Drilling–0.04%
Nabors Industries Ltd.	100	2,842

Oil & Gas Equipment & Services–0.44%
DMC Global, Inc.	750	26,678

ProPetro Holding Corp.(b)	1,000	3,950

		30,628

Oil & Gas Exploration & Production–0.78%
Bonanza Creek Energy, Inc.(b)	850	15,053

CNX Resources Corp.(b)	500	4,850

EQT Corp.	850	12,869

Evolution Petroleum Corp.	4,900	10,829

W&T Offshore, Inc.(b)	7,950	11,130

		54,731

Oil & Gas Refining & Marketing–0.54%
Adams Resources & Energy, Inc.	550	10,494

Pacific Ethanol, Inc.(b)	1,750	10,658

World Fuel Services Corp.	800	16,840

		37,992

Oil & Gas Storage & Transportation–0.76%
Ardmore Shipping Corp. (Ireland)	2,200	6,160

Dorian LPG Ltd.(b)	3,150	25,830

Nordic American Tankers Ltd.	4,500	13,095

	Shares	Value

Oil & Gas Storage & Transportation–(continued)
Teekay Tankers Ltd., Class A (Bermuda)(b)	900	$8,487

		53,572

Packaged Foods & Meats–1.17%
B&G Foods, Inc.	700	18,592

Campbell Soup Co.	200	9,334

Hain Celestial Group, Inc. (The)(b)	200	6,150

Kraft Heinz Co. (The)	950	29,060

Seneca Foods Corp., Class A(b)	200	7,370

TreeHouse Foods, Inc.(b)	300	11,652

		82,158

Paper Products–0.32%
Clearwater Paper Corp.(b)	100	3,715

Domtar Corp.	800	19,104

		22,819

Pharmaceuticals–3.06%
AMAG Pharmaceuticals, Inc.(b)	1,400	19,208

Arvinas, Inc.(b)	300	6,273

Cerecor, Inc.(b)	4,600	9,476

Chiasma, Inc.(b)	2,900	10,875

Corcept Therapeutics, Inc.(b)	3,600	60,408

Durect Corp.(b)	2,300	4,152

Endo International PLC(b)	2,000	9,140

Harrow Health, Inc.(b)	2,100	9,996

Horizon Therapeutics PLC(b)	100	7,493

Innoviva, Inc.(b)	2,950	31,889

Lannett Co., Inc.(b)	2,650	17,039

Pacira BioSciences, Inc.(b)	400	20,920

SIGA Technologies, Inc.(b)	1,300	8,307

		215,176

Property & Casualty Insurance–0.44%
Allstate Corp. (The)	350	31,063

Real Estate Development–0.23%
Maui Land & Pineapple Co., Inc.(b)	1,600	16,144

Real Estate Services–0.36%
Altisource Portfolio Solutions S.A.(b)	1,250	13,912

Newmark Group, Inc., Class A	1,050	4,972

Redfin Corp.(b)	150	6,266

		25,150

Regional Banks–5.13%
ACNB Corp.	550	11,478

Bancorp, Inc. (The)(b)	2,200	21,120

Bank of Commerce Holdings	700	5,607

Bank of Marin Bancorp	150	4,521

C&F Financial Corp.	250	7,788

Customers Bancorp, Inc.(b)	3,350	46,297

Eagle Bancorp Montana, Inc.	500	9,630

First Business Financial Services, Inc.	600	10,290

First Financial Northwest, Inc.	1,050	10,405

First Internet Bancorp	750	16,140

Hawthorn Bancshares, Inc.	200	3,792

Hilltop Holdings, Inc.	4,400	100,364

Investors Bancorp, Inc.	4,500	38,070

Metropolitan Bank Holding Corp.(b)	150	4,493

MVB Financial Corp.	450	7,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value

Regional Banks–(continued)
OFG Bancorp (Puerto Rico)	550	$7,914

Popular, Inc. (Puerto Rico)	1,300	54,860

		359,947

Research & Consulting Services–0.05%
Nielsen Holdings PLC	250	3,378

Residential REITs–1.11%
Bluerock Residential Growth REIT, Inc.	1,700	14,722

BRT Apartments Corp.	1,950	24,277

Clipper Realty, Inc.	1,200	6,744

Front Yard Residential Corp. (Acquired 05/27/2020; Cost $17,984)(e)	2,400	32,136

		77,879

Semiconductor Equipment–1.61%
Applied Materials, Inc.	700	41,461

Lam Research Corp.	120	41,050

Teradyne, Inc.	350	30,747

		113,258

Semiconductors–3.95%
Cirrus Logic, Inc.(b)	200	13,774

Inphi Corp.(b)	200	27,952

Lattice Semiconductor Corp.(b)	750	26,175

NeoPhotonics Corp.(b)	850	5,789

NVIDIA Corp.	20	10,027

Qorvo, Inc.(b)	400	50,944

QUALCOMM, Inc.	450	55,512

SMART Global Holdings, Inc.(b)	700	18,473

Synaptics, Inc.(b)	900	69,003

		277,649

Soft Drinks–0.93%
Celsius Holdings, Inc.(b)	400	8,044

Coca-Cola Consolidated, Inc.	250	57,237

		65,281

Specialized Consumer Services–0.66%
Collectors Universe, Inc.	850	46,690

Specialized Finance–0.04%
A-Mark Precious Metals, Inc.	100	3,108

Specialized REITs–2.04%
CoreCivic, Inc.	2,500	16,025

Equinix, Inc.	15	10,969

Gaming and Leisure Properties, Inc.	500	18,175

Gladstone Land Corp.	800	11,096

Lamar Advertising Co., Class A	50	3,098

Safehold, Inc.	350	24,087

SBA Communications Corp., Class A	160	46,459

Weyerhaeuser Co.	500	13,645

		143,554

Specialty Chemicals–0.57%
DuPont de Nemours, Inc.	250	14,220

Kraton Corp.(b)	900	25,470

		39,690

Specialty Stores–1.05%
Dick’s Sporting Goods, Inc.	100	5,665

	Shares	Value

Specialty Stores–(continued)
Hibbett Sports, Inc.(b)	400	$15,124

Michaels Cos., Inc. (The)(b)	1,550	12,570

ODP Corp. (The)	700	13,650

Signet Jewelers Ltd.	750	16,710

Sportsman’s Warehouse Holdings, Inc.(b)	750	9,765

		73,484

Steel–0.77%
Reliance Steel & Aluminum Co.	250	27,247

Ryerson Holding Corp.(b)	2,050	16,134

Warrior Met Coal, Inc.	700	10,500

		53,881

Systems Software–1.01%
Crowdstrike Holdings, Inc., Class A(b)	50	6,192

Fortinet, Inc.(b)	50	5,519

Microsoft Corp.	250	50,617

Oracle Corp.	150	8,416

		70,744

Technology Hardware, Storage & Peripherals–1.84%
Apple, Inc.	200	21,772

Avid Technology, Inc.(b)	3,550	33,086

Diebold Nixdorf, Inc.(b)	4,250	26,477

HP, Inc.	1,500	26,940

Western Digital Corp.	550	20,752

		129,027

Thrifts & Mortgage Finance–3.66%
Federal Agricultural Mortgage Corp., Class C	150	9,689

Flagstar Bancorp, Inc.	250	7,338

FS Bancorp, Inc.	350	16,208

Meta Financial Group, Inc.	600	17,604

Mr. Cooper Group, Inc.(b)	2,950	62,186

New York Community Bancorp, Inc.	6,850	56,923

PennyMac Financial Services, Inc.	1,600	81,312

Severn Bancorp, Inc.	900	5,580

		256,840

Tobacco–0.48%
Altria Group, Inc.	100	3,608

Turning Point Brands, Inc.	700	26,229

Vector Group Ltd.	400	3,676

		33,513

Trading Companies & Distributors–2.71%
Foundation Building Materials, Inc.(b)	2,300	33,488

General Finance Corp.(b)	2,200	14,410

GMS, Inc.(b)	2,050	46,330

Herc Holdings, Inc.(b)	700	31,052

NOW, Inc.(b)	850	3,460

Transcat, Inc.(b)	550	17,000

United Rentals, Inc.(b)	200	35,658

Veritiv Corp.(b)	600	8,640

		190,038

Trucking–0.39%
Avis Budget Group, Inc.(b)	600	20,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

	Shares	Value

Trucking–(continued)
Daseke, Inc.(b)	1,050	$6,899

		27,101

Total Common Stocks & Other Equity Interests (Cost $5,388,674)		6,332,000

Money Market Funds–3.97%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(f)(g)	97,475	97,475

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(f)(g)	69,577	69,605

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(f)(g)	111,400	$111,400

Total Money Market Funds (Cost $278,480)		278,480

TOTAL INVESTMENTS IN SECURITIES–94.15% (Cost $5,667,154)		6,610,480

OTHER ASSETS LESS LIABILITIES–5.85%		410,940

NET ASSETS–100.00%		$7,021,420

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,553,087	$28,998,520	$(31,454,132)	$-	$-	$97,475	$14,593
Invesco Liquid Assets Portfolio, Institutional Class	1,824,086	20,711,771	(22,469,500)	(177)	3,425	69,605	13,355
Invesco Treasury Portfolio, Institutional Class	2,917,813	33,141,166	(35,947,579)	-	-	111,400	15,882
Total	$7,294,986	$82,851,457	$(89,871,211)	$(177)	$3,425	$278,480	$43,830

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Over-The-Counter Total Return Swap Agreements

Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value(2)(3)	Unrealized Appreciation(2)(3)	Net Value of Reference Entities

Equity Risk

Equity Securities - Short	Morgan Stanley & Co. LLC	04/26/2021	Federal Funds Floating Rate	Monthly	$(6,816,368)	$-	$404,671	$404,671	$(6,407,070)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Fund floating rate.
(2)	Amount includes $(4,627) of dividends payable and financing fees related to the reference entities.
(3)	Swap Agreements are collateralized by $48,294 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2020.

			Percentage
			of
			Reference
	Shares	Value	Entities

Equity Securities - Short
Advertising
Boston Omaha Corp., Class A	(950)	$(15,181)	0.24

			Percentage
			of
			Reference
	Shares	Value	Entities

Advertising–(continued)
comScore, Inc.	(2,200)	$(4,389)	0.07

		(19,570)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Aerospace & Defense
AeroVironment, Inc.	(150)	$(11,454)	0.17

Axon Enterprise, Inc.	(200)	(19,780)	0.30

Boeing Co. (The)	(480)	(69,307)	1.19

BWX Technologies, Inc.	(250)	(13,753)	0.21

Cubic Corp.	(400)	(23,644)	0.36

L3Harris Technologies, Inc.	(100)	(16,111)	0.25

Spirit AeroSystems Holdings, Inc.	(2,250)	(40,927)	0.66

		(194,976)

Agricultural & Farm Machinery
Lindsay Corp.	(150)	(15,795)	0.24

Agricultural Products
Archer-Daniels-Midland Co.	(550)	(25,432)	0.42

Airlines
Spirit Airlines, Inc.	(450)	(7,907)	0.12

Alternative Carriers
Vonage Holdings Corp.	(850)	(8,993)	0.14

Aluminum
Century Aluminum Co.	(3,100)	(20,398)	0.34

Apparel Retail
American Eagle Outfitters, Inc.	(700)	(9,597)	0.15

Burlington Stores, Inc.	(200)	(38,716)	0.59

Chico’s FAS, Inc.	(5,700)	(6,099)	0.10

Express, Inc.	(5,200)	(3,177)	0.06

Guess?, Inc.	(1,900)	(22,382)	0.38

Urban Outfitters, Inc.	(1,100)	(24,574)	0.40

		(104,545)

Apparel, Accessories & Luxury Goods
Canada Goose Holdings, Inc.	(2,100)	(65,478)	1.11

Capri Holdings Ltd.	(900)	(19,098)	0.30

Fossil Group, Inc.	(1,900)	(10,849)	0.18

Gildan Activewear, Inc.	(600)	(12,462)	0.20

lululemon athletica, inc.	(40)	(12,772)	0.19

		(120,659)

Application Software
2U, Inc.	(250)	(9,213)	0.13

Alteryx, Inc. Class A	(100)	(12,535)	0.20

Asure Software, Inc.	(1,550)	(10,958)	0.20

Benefitfocus, Inc.	(1,450)	(14,891)	0.23

Digimarc Corp.	(800)	(25,352)	0.36

Everbridge, Inc.	(100)	(10,469)	0.19

GTY Technology Holdings, Inc.	(1,600)	(4,656)	0.07

Nutanix, Inc., Class A	(2,550)	(62,067)	0.94

Park City Group, Inc.	(700)	(3,038)	0.05

Pluralsight, Inc., Class A	(1,100)	(17,270)	0.29

SharpSpring, Inc.	(950)	(10,156)	0.16

			Percentage
			of
			Reference
	Shares	Value	Entities

Application Software–(continued)
Splunk, Inc.	(100)	$(19,804)	0.32

Veritone, Inc.	(1,150)	(10,787)	0.15

VirnetX Holding Corp.	(2,400)	(13,296)	0.21

		(224,492)

Asset Management & Custody Banks
Ares Management Corp.	(100)	(4,230)	0.07

Brookfield Asset Management, Inc. Class A	(100)	(2,978)	0.05

		(7,208)

Auto Parts & Equipment
Dorman Products, Inc.	(100)	(8,927)	0.13

Fox Factory Holding Corp.	(100)	(8,408)	0.12

Motorcar Parts of America, Inc.	(750)	(11,048)	0.17

Veoneer, Inc.	(3,550)	(54,563)	0.95

		(82,946)

Automotive Retail
Carvana Co.	(250)	(46,337)	0.74

Monro, Inc.	(200)	(8,412)	0.13

		(54,749)

Biotechnology
Actinium Pharmaceuticals, Inc.	(450)	(4,482)	0.08

Adamas Pharmaceuticals, Inc.	(3,250)	(9,880)	0.17

ADMA Biologics, Inc.	(4,750)	(9,452)	0.16

Alnylam Pharmaceuticals, Inc.	(100)	(12,297)	0.20

Bluebird Bio, Inc.	(200)	(10,342)	0.16

Calyxt, Inc.	(1,300)	(4,173)	0.07

Clovis Oncology, Inc.	(750)	(3,698)	0.06

Dynavax Technologies Corp.	(2,250)	(8,393)	0.14

Epizyme, Inc.	(350)	(4,326)	0.07

Exact Sciences Corp.	(100)	(12,383)	0.16

Flexion Therapeutics, Inc.	(2,300)	(27,577)	0.41

G1 Therapeutics, Inc.	(450)	(4,946)	0.08

Insmed, Inc.	(200)	(6,588)	0.11

Invitae Corp.	(1,050)	(41,170)	0.71

Karyopharm Therapeutics, Inc.	(450)	(6,669)	0.10

Kindred Biosciences, Inc.	(1,200)	(4,188)	0.07

La Jolla Pharmaceutical Co.	(1,500)	(5,100)	0.09

Neurocrine Biosciences, Inc.	(50)	(4,934)	0.07

PolarityTE, Inc.	(4,850)	(4,797)	0.07

PTC Therapeutics, Inc.	(100)	(5,219)	0.08

Sage Therapeutics, Inc.	(200)	(14,676)	0.21

Sarepta Therapeutics, Inc.	(250)	(33,977)	0.50

Solid Biosciences, Inc.	(4,350)	(14,224)	0.22

Sorrento Therapeutics, Inc.	(550)	(3,817)	0.07

Twist Bioscience Corp.	(100)	(7,664)	0.13

Tyme Technologies, Inc.	(6,900)	(5,990)	0.10

Ultragenyx Pharmaceutical, Inc.	(400)	(40,200)	0.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Biotechnology–(continued)
UroGen Pharma Ltd.	(700)	$(15,764)	0.21

		(326,926)

Brewers
Boston Beer Co., Inc. (The)
Class A	(15)	(15,588)	0.20

Broadcasting
EW Scripps Co. (The) Class A	(700)	(6,356)	0.11

Building Products
Caesarstone Ltd.	(2,000)	(19,300)	0.30

Insteel Industries, Inc.	(200)	(4,352)	0.06

Lennox International, Inc.	(100)	(27,166)	0.43

		(50,818)

Commodity Chemicals
Loop Industries, Inc.	(850)	(5,134)	0.08

Trecora Resources	(750)	(4,440)	0.07

		(9,574)

Communications Equipment
Applied Optoelectronics, Inc.	(2,050)	(17,999)	0.31

Infinera Corp.	(1,900)	(11,894)	0.19

Plantronics, Inc.	(350)	(6,832)	0.09

TESSCO Technologies, Inc.	(850)	(5,185)	0.07

ViaSat, Inc.	(400)	(13,560)	0.21

		(55,470)

Construction & Engineering
Ameresco, Inc., Class A	(900)	(34,551)	0.55

Argan, Inc.	(650)	(26,773)	0.39

Granite Construction, Inc.	(400)	(7,724)	0.12

		(69,048)

Construction Machinery & Heavy Trucks
Greenbrier Cos., Inc. (The)	(1,100)	(29,678)	0.53

Trinity Industries, Inc.	(950)	(17,898)	0.28

Twin Disc, Inc.	(950)	(4,807)	0.08

		(52,383)

Construction Materials
US Concrete, Inc.	(800)	(27,168)	0.39

Consumer Electronics
Vuzix Corp.	(1,500)	(5,910)	0.10

ZAGG, Inc.	(3,450)	(9,833)	0.15

		(15,743)

Consumer Finance
Credit Acceptance Corp.	(120)	(35,774)	0.59

EZCORP, Inc. Class A	(3,750)	(16,725)	0.27

FirstCash, Inc.	(150)	(7,806)	0.13

Green Dot Corp., Class A	(450)	(23,994)	0.39

			Percentage
			of
			Reference
	Shares	Value	Entities

Consumer Finance–(continued)
Santander Consumer USA Holdings, Inc.	(300)	$(6,102)	0.09

		(90,401)

Data Processing & Outsourced Services
Paysign, Inc.	(700)	(3,332)	0.06

Sabre Corp.	(2,950)	(19,234)	0.33

		(22,566)

Diversified Banks
Bank of NT Butterfield & Son Ltd. (The)	(3,400)	(89,964)	1.41

Wells Fargo & Co.	(900)	(19,305)	0.31

		(109,269)

Diversified Metals & Mining
Teck Resources Ltd. Class B	(700)	(9,198)	0.14

Diversified Support Services
Healthcare Services Group, Inc.	(550)	(12,584)	0.19

Ritchie Bros. Auctioneers, Inc.	(400)	(24,252)	0.36

		(36,836)

Education Services
Chegg, Inc.	(200)	(14,688)	0.25

Electrical Components & Equipment
American Superconductor Corp.	(2,600)	(36,166)	0.58

Electronic Components
Akoustis Technologies, Inc.	(4,300)	(35,647)	0.50

Corning, Inc.	(600)	(19,182)	0.31

		(54,829)

Electronic Equipment & Instruments
Coherent, Inc.	(200)	(25,028)	0.36

Iteris, Inc.	(3,150)	(11,876)	0.20

Novanta, Inc.	(100)	(10,872)	0.17

PAR Technology Corp.	(1,450)	(53,606)	0.80

		(101,382)

Electronic Manufacturing Services
IPG Photonics Corp.	(250)	(46,490)	0.73

Environmental & Facilities Services
Harsco Corp.	(3,550)	(45,795)	0.82

Team, Inc.	(3,300)	(17,688)	0.28

		(63,483)

Financial Exchanges & Data
CME Group, Inc.	(250)	(37,680)	0.60

Tradeweb Markets, Inc. Class A	(100)	(5,448)	0.09

		(43,128)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Food Distributors
Andersons, Inc. (The)	(1,200)	$(26,028)	0.42

Chefs’ Warehouse, Inc. (The)	(350)	(4,732)	0.09

HF Foods Group, Inc.	(1,250)	(8,238)	0.14

		(38,998)

Gas Utilities
New Jersey Resources Corp.	(100)	(2,918)	0.04

Gold
Agnico Eagle Mines Ltd.	(600)	(47,574)	0.70

Kirkland Lake Gold Ltd.	(550)	(25,091)	0.38

		(72,665)

Health Care Equipment
ABIOMED, Inc.	(100)	(25,188)	0.41

AxoGen, Inc.	(3,200)	(40,352)	0.63

Becton, Dickinson and Co.	(50)	(11,557)	0.18

Cantel Medical Corp.	(400)	(19,136)	0.30

CryoPort, Inc.	(600)	(24,084)	0.38

Glaukos Corp.	(550)	(30,756)	0.47

Inogen, Inc.	(250)	(7,303)	0.10

Insulet Corp.	(250)	(55,562)	0.90

IntriCon Corp.	(750)	(9,375)	0.14

Invacare Corp.	(700)	(5,677)	0.08

LivaNova PLC	(200)	(10,068)	0.16

Misonix, Inc.	(950)	(10,792)	0.17

Nevro Corp.	(300)	(44,763)	0.71

Novocure Ltd.	(50)	(6,105)	0.09

NuVasive, Inc.	(350)	(15,551)	0.27

Oxford Immunotec Global PLC	(2,650)	(29,786)	0.48

Penumbra, Inc.	(250)	(65,257)	0.85

Pulse Biosciences, Inc.	(1,350)	(16,348)	0.26

Pulse Biosciences, Inc.	(139)	(1,253)	0.02

SeaSpine Holdings Corp.	(800)	(10,208)	0.17

ViewRay, Inc.	(10,500)	(31,185)	0.48

		(470,306)

Health Care REITs
Diversified Healthcare Trust	(1,800)	(5,211)	0.09

Health Care Services
Enzo Biochem, Inc.	(3,250)	(5,915)	0.10

Guardant Health, Inc.	(250)	(26,665)	0.38

		(32,580)

Health Care Supplies
Haemonetics Corp.	(50)	(5,054)	0.08

ICU Medical, Inc.	(100)	(17,779)	0.28

Merit Medical Systems, Inc.	(400)	(20,020)	0.28

OrthoPediatrics Corp.	(900)	(40,140)	0.64

Sientra, Inc.	(3,450)	(14,559)	0.24

			Percentage
			of
			Reference
	Shares	Value	Entities

Health Care Supplies–(continued)
SmileDirectClub, Inc.	(800)	$(7,120)	0.14

		(104,672)

Health Care Technology
OptimizeRx Corp.	(250)	(4,950)	0.08

Heavy Electrical Equipment
TPI Composites, Inc.	(1,100)	(36,432)	0.53

Home Furnishings
Lovesac Co. (The)	(700)	(18,018)	0.33

Mohawk Industries, Inc.	(250)	(25,798)	0.38

		(43,816)

Home Improvement Retail
Floor & Decor Holdings, Inc., Class A	(950)	(69,350)	1.11

Homebuilding
LGI Homes, Inc.	(200)	(21,376)	0.33

Hotel & Resort REITs
CorePoint Lodging, Inc.	(950)	(4,541)	0.08

DiamondRock Hospitality Co.	(1,850)	(9,139)	0.14

Hersha Hospitality Trust	(4,200)	(20,580)	0.33

Park Hotels & Resorts, Inc.	(3,950)	(39,223)	0.60

Pebblebrook Hotel Trust	(2,150)	(25,757)	0.42

RLJ Lodging Trust	(600)	(4,908)	0.08

Ryman Hospitality Properties, Inc.	(800)	(31,880)	0.50

Summit Hotel Properties, Inc.	(4,750)	(25,080)	0.40

Xenia Hotels & Resorts, Inc.	(500)	(4,120)	0.07

		(165,228)

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.	(1,400)	(23,282)	0.36

Human Resource & Employment Services
Insperity, Inc.	(200)	(15,316)	0.23

Hypermarkets & Super Centers
PriceSmart, Inc.	(100)	(6,900)	0.11

Industrial Machinery
ExOne Co. (The)	(1,300)	(13,065)	0.24

Ingersoll Rand, Inc.	(550)	(19,217)	0.31

LiqTech International, Inc.	(1,000)	(7,470)	0.12

NN, Inc.	(4,450)	(23,852)	0.41

Proto Labs, Inc.	(200)	(23,616)	0.40

Welbilt, Inc.	(1,400)	(8,512)	0.14

		(95,732)

Insurance Brokers
eHealth, Inc.	(150)	(10,066)	0.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Insurance Brokers–(continued)
Goosehead Insurance, Inc., Class A	(350)	$(42,889)	0.55

		(52,955)

Integrated Oil & Gas
Exxon Mobil Corp.	(400)	(13,048)	0.20

Interactive Media & Services
Eventbrite, Inc.	(1,750)	(16,153)	0.24

Match Group, Inc.	(150)	(17,517)	0.26

Snap, Inc., Class A	(400)	(15,756)	0.23

		(49,426)

Internet & Direct Marketing Retail
Duluth Holdings, Inc., Class B	(2,900)	(44,486)	0.69

Expedia Group, Inc.	(100)	(9,415)	0.15

Liquidity Services, Inc.	(2,550)	(21,751)	0.34

		(75,652)

Internet Services & Infrastructure
MongoDB, Inc.	(100)	(22,847)	0.36

Switch, Inc., Class A	(1,250)	(17,575)	0.29

Twilio, Inc. Class A	(50)	(13,948)	0.21

		(54,370)

Investment Banking & Brokerage
Greenhill & Co., Inc.	(2,200)	(28,446)	0.43

Interactive Brokers Group,

Inc., Class A	(600)	(28,542)	0.44

Moelis & Co. Class A	(200)	(7,440)	0.11

		(64,428)

IT Consulting & Other Services
LiveRamp Holdings, Inc.	(50)	(3,305)	0.05

Leisure Facilities
Vail Resorts, Inc.	(50)	(11,602)	0.18

Leisure Products
Brunswick Corp.	(400)	(25,484)	0.36

Hasbro, Inc.	(150)	(12,408)	0.20

		(37,892)

Life & Health Insurance
Trupanion, Inc.	(250)	(17,885)	0.27

Life Sciences Tools & Services
Adaptive Biotechnologies Corp.	(200)	(9,216)	0.14

ChromaDex Corp.	(4,300)	(19,393)	0.31

Illumina, Inc.	(80)	(23,416)	0.38

NeoGenomics, Inc.	(350)	(13,730)	0.22

		(65,755)

Marine
Eagle Bulk Shipping, Inc.	(250)	(3,440)	0.06

	Shares	Value	Percentage of Reference Entities

Marine–(continued)
Genco Shipping & Trading Ltd.	(650)	$(4,199)	0.07

		(7,639)

Metal & Glass Containers
Ball Corp.	(200)	(17,800)	0.27

O-I Glass, Inc.	(500)	(4,715)	0.08

		(22,515)

Movies & Entertainment
Cinemark Holdings, Inc.	(2,450)	(20,065)	0.33

Gaia, Inc.	(1,400)	(14,196)	0.21

Lions Gate Entertainment Corp., Class A	(600)	(4,020)	0.07

Live Nation Entertainment, Inc.	(600)	(29,280)	0.50

Reading International, Inc.	(1,050)	(2,457)	0.04

Roku, Inc.	(400)	(80,960)	1.30

Walt Disney Co. (The)	(150)	(18,188)	0.28

World Wrestling Entertainment, Inc., Class A	(700)	(25,452)	0.40

		(194,618)

Multi-Utilities
Algonquin Power & Utilities Corp.	(750)	(11,363)	0.17

Dominion Energy, Inc.	(100)	(8,034)	0.12

		(19,397)

Oil & Gas Equipment & Services
Natural Gas Services Group, Inc.	(550)	(4,785)	0.07

Oil & Gas Exploration & Production
Concho Resources, Inc.	(100)	(4,151)	0.07

Diamondback Energy, Inc.	(400)	(10,384)	0.17

Hess Corp.	(400)	(14,888)	0.23

Matador Resources Co.	(1,600)	(11,312)	0.21

Ring Energy, Inc.	(8,000)	(4,087)	0.08

		(44,822)

Oil & Gas Refining & Marketing
Delek US Holdings, Inc.	(350)	(3,521)	0.06

Marathon Petroleum Corp.	(300)	(8,850)	0.13

Phillips 66	(400)	(18,664)	0.29

		(31,035)

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(1,250)	(59,837)	0.92

ONEOK, Inc.	(1,550)	(44,950)	0.70

Williams Cos., Inc. (The)	(350)	(6,717)	0.10

		(111,504)

Packaged Foods & Meats
Beyond Meat, Inc.	(550)	(78,336)	1.39

Hormel Foods Corp.	(150)	(7,304)	0.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Packaged Foods & Meats–(continued)

Landec Corp.	(500)	$(4,805)	0.07

Sanderson Farms, Inc.	(250)	(31,992)	0.46

		(122,437)

Paper Packaging
Ranpak Holdings Corp.	(600)	(5,118)	0.09

Personal Products
Coty, Inc., Class A	(1,100)	(3,190)	0.06

Estee Lauder Cos., Inc. (The)	(50)	(10,983)	0.17

		(14,173)

Pharmaceuticals
Aclaris Therapeutics, Inc.	(1,150)	(4,416)	0.07

Aerie Pharmaceuticals, Inc.	(1,500)	(15,915)	0.21

cbdMD, Inc.	(2,200)	(4,510)	0.07

Evolus, Inc.	(1,900)	(5,757)	0.10

Johnson & Johnson	(200)	(27,422)	0.43

Nektar Therapeutics	(1,450)	(22,968)	0.37

Ocular Therapeutix, Inc.	(2,700)	(25,650)	0.41

Paratek Pharmaceuticals, Inc.	(2,850)	(13,595)	0.21

Pfizer, Inc.	(200)	(7,096)	0.11

Revance Therapeutics, Inc.	(750)	(19,410)	0.26

TherapeuticsMD, Inc.	(20,850)	(25,437)	0.47

Xeris Pharmaceuticals, Inc.	(2,400)	(11,352)	0.19

Zoetis, Inc.	(150)	(23,782)	0.36

		(207,310)

Property & Casualty Insurance
Erie Indemnity Co. Class A	(100)	(23,287)	0.34

Markel Corp.	(25)	(23,320)	0.37

Travelers Cos., Inc. (The)	(50)	(6,036)	0.09

United Insurance Holdings Corp.	(1,750)	(7,682)	0.13

		(60,325)

Publishing
Gannett Co., Inc.	(4,000)	(4,600)	0.08

Real Estate Services
eXp World Holdings, Inc.	(250)	(10,598)	0.16

Regional Banks
Allegiance Bancshares, Inc.	(1,250)	(35,375)	0.50

Banc of California, Inc.	(3,400)	(40,800)	0.59

Bank First Corp.	(200)	(12,802)	0.19

Berkshire Hills Bancorp, Inc.	(2,500)	(32,575)	0.43

Business First Bancshares, Inc.	(300)	(4,983)	0.08

Cadence BanCorp	(2,050)	(23,001)	0.36

Cambridge Bancorp	(100)	(6,209)	0.09

ChoiceOne Financial Services, Inc.	(100)	(2,876)	0.04

Citizens & Northern Corp.	(250)	(4,235)	0.07

	Shares	Value	Percentage of Reference Entities

Regional Banks–(continued)
Comerica, Inc.	(250)	$(11,377)	0.17

CrossFirst Bankshares, Inc.	(550)	(4,593)	0.08

Cullen/Frost Bankers, Inc.	(400)	(28,108)	0.41

Equity Bancshares, Inc., Class A	(1,050)	(19,299)	0.30

Farmers & Merchants Bancorp, Inc.	(200)	(4,012)	0.06

First Bancshares, Inc. (The)	(400)	(9,536)	0.14

First Community Bankshares, Inc.	(200)	(3,796)	0.06

First Mid Bancshares, Inc.	(200)	(5,552)	0.09

Great Western Bancorp, Inc.	(550)	(7,144)	0.12

Heritage Financial Corp.	(1,750)	(36,680)	0.57

Howard Bancorp, Inc.	(700)	(7,091)	0.11

Independent Bank Corp.	(100)	(5,729)	0.08

Live Oak Bancshares, Inc.	(3,350)	(123,635)	1.62

Mid Penn Bancorp, Inc.	(250)	(4,887)	0.07

Northeast Bank	(250)	(4,798)	0.08

Origin Bancorp, Inc.	(1,100)	(24,607)	0.39

Pacific Mercantile Bancorp	(750)	(2,783)	0.04

Republic First Bancorp, Inc.	(1,950)	(4,349)	0.07

Spirit of Texas Bancshares, Inc.	(650)	(8,261)	0.13

TCF Financial Corp.	(150)	(4,082)	0.06

Triumph Bancorp, Inc.	(2,050)	(86,366)	1.34

Webster Financial Corp.	(700)	(22,547)	0.34

WesBanco, Inc.	(550)	(13,359)	0.20

		(605,447)

Reinsurance
Alleghany Corp.	(20)	(10,939)	0.17

Greenlight Capital Re Ltd., Class A	(2,250)	(15,187)	0.23

Reinsurance Group of America, Inc.	(150)	(15,153)	0.24

		(41,279)

Residential REITs
Preferred Apartment Communities, Inc. Class A	(3,250)	(17,550)	0.26

UMH Properties, Inc.	(900)	(12,267)	0.19

		(29,817)

Restaurants
Darden Restaurants, Inc.	(100)	(9,192)	0.15

Dave & Buster’s Entertainment, Inc.	(300)	(5,148)	0.09

		(14,340)

Retail REITs
CBL & Associates Properties, Inc.	(22,850)	(3,450)	0.06

Macerich Co. (The)	(4,850)	(33,756)	0.53

Seritage Growth Properties Class A	(1,750)	(22,277)	0.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Retail REITs–(continued)
Simon Property Group, Inc.	(250)	$(15,703)	0.24

		(75,186)

Security & Alarm Services
Brink’s Co. (The)	(300)	(12,849)	0.20

Semiconductor Equipment
Atomera, Inc.	(950)	(7,743)	0.13

AXT, Inc.	(4,300)	(25,585)	0.36

Enphase Energy, Inc.	(150)	(14,713)	0.23

PDF Solutions, Inc.	(2,500)	(46,850)	0.73

		(94,891)

Semiconductors
Alpha & Omega Semiconductor Ltd.	(1,350)	(21,411)	0.33

Cree, Inc.	(1,050)	(66,780)	1.11

Everspin Technologies, Inc.	(1,300)	(9,555)	0.15

First Solar, Inc.	(550)	(47,875)	0.67

GSI Technology, Inc.	(800)	(4,888)	0.08

Marvell Technology Group Ltd.	(900)	(33,759)	0.54

Maxeon Solar Technologies Ltd.	(243)	(3,937)	0.06

ON Semiconductor Corp.	(1,550)	(38,889)	0.59

Pixelworks, Inc.	(2,100)	(4,662)	0.08

SunPower Corp.	(1,450)	(23,186)	0.35

Universal Display Corp.	(100)	(19,831)	0.28

Xilinx, Inc.	(250)	(29,672)	0.41

		(304,445)

Soft Drinks
National Beverage Corp.	(200)	(15,658)	0.26

Specialized Consumer Services
Regis Corp.	(1,900)	(10,526)	0.19

Specialized REITs
CorEnergy Infrastructure Trust, Inc.	(1,400)	(6,552)	0.11

CoreSite Realty Corp.	(150)	(17,904)	0.27

Digital Realty Trust, Inc.	(200)	(28,860)	0.45

EPR Properties	(150)	(3,576)	0.06

Outfront Media, Inc.	(150)	(1,967)	0.03

PotlatchDeltic Corp.	(150)	(6,232)	0.10

Uniti Group, Inc.	(700)	(6,174)	0.10

		(71,265)

Specialty Chemicals
Advanced Emissions Solutions, Inc.	(1,350)	(6,008)	0.09

	Shares	Value	Percentage of Reference Entities

Specialty Chemicals–(continued)
Albemarle Corp.	(350)	$(32,623)	0.49

Amyris, Inc.	(7,900)	(19,750)	0.33

Flotek Industries, Inc.	(4,300)	(10,664)	0.17

		(69,045)

Specialty Stores
Five Below, Inc.	(550)	(73,337)	1.08

Ulta Beauty, Inc.	(100)	(20,677)	0.35

		(94,014)

Steel
Allegheny Technologies, Inc.	(1,150)	(10,591)	0.16

Contura Energy, Inc.	(1,100)	(7,095)	0.13

Haynes International, Inc.	(250)	(4,053)	0.06

Ramaco Resources, Inc.	(1,350)	(3,780)	0.06

United States Steel Corp.	(7,000)	(67,620)	0.96

Worthington Industries, Inc.	(250)	(12,302)	0.19

		(105,441)

Systems Software
Appian Corp.	(500)	(31,650)	0.58

FireEye, Inc.	(1,650)	(22,836)	0.35

Palo Alto Networks, Inc.	(100)	(22,119)	0.35

		(76,605)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(1,600)	(9,104)	0.19

Intevac, Inc.	(900)	(4,752)	0.08

Stratasys Ltd.	(900)	(11,502)	0.21

		(25,358)

Thrifts & Mortgage Finance
Northwest Bancshares, Inc.	(2,100)	(22,407)	0.33

Trading Companies & Distributors
EVI Industries, Inc.	(250)	(7,303)	0.10

SiteOne Landscape Supply, Inc.	(300)	(35,847)	0.55

		(43,150)

Trucking
Lyft, Inc.	(350)	(7,991)	0.13

Uber Technologies, Inc.	(100)	(3,341)	0.05

YRC Worldwide, Inc.	(2,300)	(9,016)	0.16

		(20,348)

Water Utilities
Cadiz, Inc.	(1,350)	(12,893)	0.20

Total Equity Securities - Short		$(6,407,070)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $5,388,674)	$6,332,000

Investments in affiliated money market funds, at value (Cost $278,480)	278,480

Other investments:
Unrealized appreciation on swap agreements – OTC	404,671

Deposits with brokers:
Cash collateral – OTC Derivatives	48,294

Foreign currencies, at value (Cost $370)	391

Receivable for:
Investments sold	1,085,534

Fund shares sold	576

Fund expenses absorbed	15,770

Dividends	2,867

Investment for trustee deferred compensation and retirement plans	17,948

Other assets	16,315

Total assets	8,202,846

Liabilities:
Other investments:
Swaps payable – OTC	1,462

Payable for:
Investments purchased	21,959

Fund shares reacquired	86,573

Amount due custodian	970,627

Accrued fees to affiliates	11,113

Accrued other operating expenses	71,744

Trustee deferred compensation and retirement plans	17,948

Total liabilities	1,181,426

Net assets applicable to shares outstanding	$7,021,420

Net assets consist of:
Shares of beneficial interest	$9,779,399

Distributable earnings (loss)	(2,757,979)

$7,021,420

Net Assets:
Class A	$4,044,210

Class C	$1,331,356

Class R	$34,929

Class Y	$1,571,333

Class R5	$6,088

Class R6	$33,504

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	692,997

Class C	241,560

Class R	6,085

Class Y	263,736

Class R5	1,018

Class R6	5,617

Class A:
Net asset value per share	$5.84

Maximum offering price per share (Net asset value of $5.84 ÷ 94.50%)	$6.18

Class C:
Net asset value and offering price per share	$5.51

Class R:
Net asset value and offering price per share	$5.74

Class Y:
Net asset value and offering price per share	$5.96

Class R5:
Net asset value and offering price per share	$5.98

Class R6:
Net asset value and offering price per share	$5.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $3,276)	$736,237

Dividends from affiliated money market funds	43,830

Total investment income	780,067

Expenses:
Advisory fees	384,546

Administrative services fees	8,684

Custodian fees	8,104

Distribution fees:
Class A	16,152

Class C	19,441

Class R	273

Transfer agent fees – A, C, R and Y	20,107

Transfer agent fees – R6	397

Trustees’ and officers’ fees and benefits	18,078

Registration and filing fees	74,300

Reports to shareholders	19,611

Professional services fees	50,551

Other	12,968

Total expenses	633,212

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(37,238)

Net expenses	595,974

Net investment income	184,093

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,405,373)

Foreign currencies	(38)

Swap agreements	(5,127,215)

(8,532,626)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(396,437)

Foreign currencies	19

Swap agreements	255,493

(140,925)

Net realized and unrealized gain (loss)	(8,673,551)

Net increase (decrease) in net assets resulting from operations	$(8,489,458)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$184,093	$331,787

Net realized gain (loss)	(8,532,626)	(2,435,339)

Change in net unrealized appreciation (depreciation)	(140,925)	(7,560,427)

Net increase (decrease) in net assets resulting from operations	(8,489,458)	(9,663,979)

Distributions to shareholders from distributable earnings:

Class A	–	(912,531)

Class C	–	(285,692)

Class R	–	(9,315)

Class Y	–	(2,160,772)

Class R5	–	(845)

Class R6	–	(5,706,725)

Total distributions from distributable earnings	–	(9,075,880)

Share transactions–net:

Class A	(2,305,934)	49,194

Class C	(59,155)	(251,085)

Class R	(18,926)	(3,802)

Class Y	(1,656,476)	(16,295,464)

Class R6	(43,584,511)	525,442

Net increase (decrease) in net assets resulting from share transactions	(47,625,002)	(15,975,715)

Net increase (decrease) in net assets	(56,114,460)	(34,715,574)

Net assets:
Beginning of year	63,135,880	97,851,454

End of year	$7,021,420	$63,135,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco All Cap Market Neutral Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$ 7.07	$ 0.02	(d)	$ (1.25)	$ (1.23)	$ -	$ -	$ -	$ 5.84	(17.40)%	$ 4,044	1.49	%(e)	1.70	%(e)	1.49	%(e)	1.70	%(e)	0.23	%(d)(e)	73%
Year ended 10/31/19	8.70	0.01	(d)	(0.81)	(0.80)	-	(0.83)	(0.83)	7.07	(9.99)	7,544	1.49		1.54		1.49		1.54		0.13	(d)	75
Year ended 10/31/18	10.07	(0.06)		(0.14)	(0.20)	-	(1.17)	(1.17)	8.70	(1.65)	9,364	1.49		1.50		1.49		1.50		(0.68)		125
Year ended 10/31/17	9.80	(0.05)		0.33	0.28	-	(0.01)	(0.01)	10.07	2.81	11,085	1.43		1.48		1.43		1.48		(0.50)		162
Year ended 10/31/16	11.92	(0.03)		(0.76)	(0.79)	(1.33)	-	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Class C
Year ended 10/31/20	6.71	(0.03	)(d)	(1.17)	(1.20)	-	-	-	5.51	(17.88)	1,331	2.24	(e)	2.45	(e)	2.24	(e)	2.45	(e)	(0.52	)(d)(e)	73
Year ended 10/31/19	8.37	(0.04	)(d)	(0.79)	(0.83)	-	(0.83)	(0.83)	6.71	(10.82)	1,842	2.24		2.29		2.24		2.29		(0.62	)(d)	75
Year ended 10/31/18	9.80	(0.12)		(0.14)	(0.26)	-	(1.17)	(1.17)	8.37	(2.37)	2,683	2.24		2.25		2.24		2.25		(1.43)		125
Year ended 10/31/17	9.60	(0.12)		0.33	0.21	-	(0.01)	(0.01)	9.80	2.14	4,856	2.18		2.23		2.18		2.23		(1.25)		162
Year ended 10/31/16	11.76	(0.10)		(0.76)	(0.86)	(1.30)	-	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Class R
Year ended 10/31/20	6.95	(0.00	)(d)	(1.21)	(1.21)	-	-	-	5.74	(17.41)	35	1.74	(e)	1.95	(e)	1.74	(e)	1.95	(e)	(0.02	)(d)(e)	73
Year ended 10/31/19	8.59	(0.01	)(d)	(0.80)	(0.81)	-	(0.83)	(0.83)	6.95	(10.26)	64	1.74		1.79		1.74		1.79		(0.12	)(d)	75
Year ended 10/31/18	9.98	(0.08)		(0.14)	(0.22)	-	(1.17)	(1.17)	8.59	(1.87)	87	1.74		1.75		1.74		1.75		(0.93)		125
Year ended 10/31/17	9.73	(0.07)		0.33	0.26	-	(0.01)	(0.01)	9.98	2.63	109	1.68		1.73		1.68		1.73		(0.75)		162
Year ended 10/31/16	11.86	(0.05)		(0.76)	(0.81)	(1.32)	-	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Class Y
Year ended 10/31/20	7.18	0.03	(d)	(1.25)	(1.22)	-	-	-	5.96	(16.99)	1,571	1.24	(e)	1.45	(e)	1.24	(e)	1.45	(e)	0.48	(d)(e)	73
Year ended 10/31/19	8.81	0.03	(d)	(0.83)	(0.80)	-	(0.83)	(0.83)	7.18	(9.85)	3,693	1.24		1.29		1.24		1.29		0.38	(d)	75
Year ended 10/31/18	10.15	(0.04)		(0.13)	(0.17)	-	(1.17)	(1.17)	8.81	(1.30)	24,669	1.24		1.25		1.24		1.25		(0.43)		125
Year ended 10/31/17	9.85	(0.03)		0.34	0.31	-	(0.01)	(0.01)	10.15	3.10	40,875	1.18		1.23		1.18		1.23		(0.25)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	-	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Class R5
Year ended 10/31/20	7.21	0.03	(d)	(1.26)	(1.23)	-	-	-	5.98	(17.06)	6	1.24	(e)	1.27	(e)	1.24	(e)	1.27	(e)	0.48	(d)(e)	73
Year ended 10/31/19	8.83	0.04	(d)	(0.83)	(0.79)	-	(0.83)	(0.83)	7.21	(9.70)	7	1.11		1.12		1.11		1.12		0.51	(d)	75
Year ended 10/31/18	10.18	(0.02)		(0.16)	(0.18)	-	(1.17)	(1.17)	8.83	(1.38)	9	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.86	(0.02)		0.35	0.33	-	(0.01)	(0.01)	10.18	3.30	10	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.76)	(0.76)	(1.35)	-	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Class R6
Year ended 10/31/20	7.20	0.03	(d)	(1.27)	(1.24)	-	-	-	5.96	(17.22)	34	1.24	(e)	1.27	(e)	1.24	(e)	1.27	(e)	0.48	(d)(e)	73
Year ended 10/31/19	8.82	0.04	(d)	(0.83)	(0.79)	-	(0.83)	(0.83)	7.20	(9.71)	49,985	1.11		1.12		1.11		1.12		0.51	(d)	75
Year ended 10/31/18	10.16	(0.03)		(0.14)	(0.17)	-	(1.17)	(1.17)	8.82	(1.29)	61,040	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.85	(0.02)		0.34	0.32	-	(0.01)	(0.01)	10.16	3.20	71,774	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	-	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.00 and (0.05)%, $(0.05) and (0.80)%, $(0.02) and (0.30)%, $0.01 and 0.20%, $0.01 and 0.20% and $0.01 and 0.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.02) and (0.29)%, $(0.07) and (1.04)%, $(0.04) and (0.54)%, $(0.00) and (0.04)%, $0.01 and 0.09% and $0.01 and 0.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $6,461, $1,942, $55, $2,675, $7 and $34,102 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco All Cap Market Neutral Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

26                      Invesco All Cap Market Neutral Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

27                      Invesco All Cap Market Neutral Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.850%
Next $250 million	0.820%
Next $500 million	0.800%
Next $1.5 billion	0.770%
Next $2.5 billion	0.750%
Next $2.5 billion	0.720%
Next $2.5 billion	0.700%
Over $10 billion	0.670%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.85%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund

28                      Invesco All Cap Market Neutral Fund

operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $6,522 and reimbursed class level expenses of $13,197, $3,909, $112, $5,479, $1 and $7,893 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $1,212 in front-end sales commissions from the sale of Class A shares and $0 and $108 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$6,332,000	$–	$0	$6,332,000
Money Market Funds	278,480	–	–	278,480
Total Investments in Securities	6,610,480	–	0	6,610,480

Other Investments - Assets*
Swap Agreements	–	404,671	–	404,671
Total Investments	$6,610,480	$404,671	$0	$7,015,151

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

29                      Invesco All Cap Market Neutral Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on swap agreements – OTC	$404,671

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$404,671

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Morgan Stanley & Co. LLC	$404,671	$1,462	$403,209	$–	$–	$403,209

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain (Loss):
Swap agreements	$(5,127,215)

Change in Net Unrealized Appreciation:
Swap agreements	255,493

Total	$(4,871,722)

The table below summarizes the average notional value of derivatives held during the period.

Swap
Agreements

Average notional value	$38,110,417

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $125.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Long-term capital gain	$-	$9,020,212

Return of capital	-	55,668

Total distributions	$-	$9,075,880

30                      Invesco All Cap Market Neutral Fund

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation – investments	$916,820

Net unrealized appreciation – foreign currencies	21

Temporary book/tax differences	(13,591)

Capital loss carryforward	(3,661,229)

Shares of beneficial interest	9,779,399

Total net assets	$7,021,420

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$43,305	$3,617,924	$3,661,229

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $28,894,298 and $74,173,130, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,414,848

Aggregate unrealized (depreciation) of investments	(498,028)

Net unrealized appreciation of investments	$916,820

Cost of investments for tax purposes is $6,098,331.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreements income, on October 31, 2020, undistributed net investment income was decreased by $347,349, undistributed net realized gain (loss) was increased by $5,139,817 and shares of beneficial interest was decreased by $4,792,468. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	244,711	$1,617,556	155,720	$1,178,314

Class C	279,275	1,836,184	88,455	674,121

Class R	2,341	15,154	4,563	33,984

Class Y	151,330	1,036,957	900,668	6,918,352

Class R6	1,409,371	9,737,233	1,468,766	10,889,897

Issued as reinvestment of dividends:
Class A	-	-	112,270	865,605

Class C	-	-	35,418	261,383

Class R	-	-	1,116	8,484

Class Y	-	-	212,696	1,663,279

Class R6	-	-	728,720	5,705,879

Automatic conversion of Class C shares to Class A shares:
Class A	483	2,938	8,993	67,203

Class C	(512)	(2,938)	(9,421)	(67,203)

31                      Invesco All Cap Market Neutral Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(619,743)	$(3,926,428)	(285,254)	$(2,061,928)

Class C	(311,606)	(1,892,401)	(160,659)	(1,119,386)

Class R	(5,449)	(34,080)	(6,577)	(46,270)

Class Y	(401,715)	(2,693,433)	(3,400,746)	(24,877,095)

Class R6	(8,346,402)	(53,321,744)	(2,174,684)	(16,070,334)

Net increase (decrease) in share activity	(7,597,916)	$(47,625,002)	(2,319,956)	$(15,975,715)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 59% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 13–Significant Event

On October 20, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on October 22, 2020. The Fund will be liquidated on or about December 22, 2020.

32                      Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco All Cap Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco All Cap Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33                      Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$885.40	$7.06	$1,017.65	$7.56	1.49%
Class C	1,000.00	883.60	10.61	1,013.88	11.34	2.24
Class R	1,000.00	884.80	8.24	1,016.39	8.82	1.74
Class Y	1,000.00	887.40	5.88	1,018.90	6.29	1.24
Class R5	1,000.00	883.30	5.87	1,018.90	6.29	1.24
Class R6	1,000.00	880.40	5.86	1,018.90	6.29	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

34                      Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco All Cap Market Neutral Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco

Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the FTSE US 3-Month Treasury Bill Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the

35                      Invesco All Cap Market Neutral Fund

Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation and price momentum components of the Fund’s multi-factor model investment process detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the

36                      Invesco All Cap Market Neutral Fund

federal securities laws and consistent with best execution obligations.

37                      Invesco All Cap Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38                      Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None

Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco All Cap Market Neutral Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	ACMN-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Allocation Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Allocation Style Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.55%
Class C Shares	-1.36
Class R Shares	-0.77
Class Y Shares	-0.34
Class R5 Shares	-0.26
Class R6 Shares	-0.21
S&P 500 Index▼ (Broad Market Index)	9.71
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	6.23
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	-1.05
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2020, the Fund at NAV reported negative absolute performance as two of the major asset classes in which the Fund invests (stocks and commodities) detracted from Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to developed equity markets, obtained through the use of swaps and futures, detracted from results for the fiscal year with four of the six markets in which the Fund invests delivering negative returns. In the early months of 2020 global equity markets witnessed one of the most rapid descents into bear market territory on record, due to the economic shutdowns triggered by the global spread of the coronavirus (COVID-19). This was followed by a rather choppy rebound in the latter part of the fiscal year, as equity markets started to recover in response to the gradual reopening of economies and the large-scale fiscal and monetary policy actions of central banks. UK stocks were the largest drag on performance from the asset class over the fiscal year, followed by exposures to Europe, Hong Kong and Japan. UK and European equities were weighted down by ongoing challenges to contain the spread of COVID-19 within the region as well as weak economic data and heightened Brexit tensions. In Asia, Hong Kong struggled with geopolitical tensions while Japan posted a milder decline as markets responded favorably to the election of Yoshihide Suga to replace Shinzo Abe. The US large- and small-cap exposures ended the fiscal year with positive results, as markets cheered the massive stimulus program from the US Federal Reserve which triggered a powerful rebound from the COVID-19 lows. Tactical positioning in equities detracted from results during the fiscal year, as the Fund was positioned with a slight overweight to equities heading into the steep selloff in March 2020.

    The Fund’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, detracted from Fund performance for the fiscal year as steep losses in energy outweighed gains in precious metals, agriculture and industrial metals. Strategic exposure to energy was the primary detractor from the Fund’s performance during the fiscal year with widespread price declines across crude oil, distillates and natural gas. Energy prices sharply plummeted as economic activity was ground to a halt in an attempt to contain the spread of COVID-19. The decline began in January in response to early reports of the virus outbreak in China. Then, on March 9, Saudi Arabia made the dire decision to lower prices and increase supply after a failed attempt to get Russia’s agreement to reduce output. Brent crude oil and West Texas Intermediate (WTI) suffered the steepest declines over the fiscal year followed by distillates, including gasoline, heating oil and gasoil, on an expected surge in oil supply.

    The Fund’s strategic exposure to precious metals was a contributor to performance for the fiscal year as the sub-complex benefited from a decline in the US dollar, low real interest rates1 and demand for safe-haven exposure given the weak state of the global economy. Strategic exposure to agriculture also contributed to performance as the sub-complex benefited from a combination of Chinese buying, a falling dollar and weather-related events towards the end of the fiscal year. Finally, strategic exposure to industrial metals contributed to performance as gains from copper offset losses from aluminum. Copper prices advanced as China’s manufacturing data improved once the COVID-19 lockdowns started to lift and due to the nation’s infrastructure-based stimulus measures. Additionally, supply outages reduced copper inventories as mines were closed in Chile, Peru and other parts of Latin America which further supported prices. Tactical positioning in commodities contributed to the Fund’s performance during the fiscal year with positioning in energy, precious metals and industrial metals all aiding results.

    The Fund’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to returns with all five bond exposures delivering gains for the fiscal year. The global spread of COVID-19 ushered-in significant economic uncertainty during the fiscal year, which created a favorable environment for government bonds. Yields fell in each of the bond markets in which the Fund was invested, as bonds delivered safe haven returns with investors seeking to escape the volatility in risky assets and as central banks pointed to rates being held at exceptionally low levels for the foreseeable future. While returns in this asset class were positive over the fiscal year, the path there was anything but. During the height of the cash crunch in March, bonds became a source of liquidity, sending prices lower and volatility higher. Massive intervention by central banks in March to thaw frozen credit markets and exhaustion of selling pressure combined to buoy bond prices back into positive territory. Results in the asset class were led by Canada, followed by the US, Australia, the UK and finally Japan. Tactical positioning to government bonds marginally detracted from the Fund’s results during the fiscal year largely due to underweight positions across markets heading into January, just as reports started to emerge about the virus outbreak in China.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

4	Invesco Balanced-Risk Allocation Fund

    Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

1	Real interest rates reflect the nominal rate of interest on Treasury securities less inflation. A low rate implies that the purchasing power of interest earned may not keep pace with inflation.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (6/29/09)	5.62%
10 Years	4.26
5 Years	3.11
1 Year	-6.02
Class C Shares
Inception (6/2/09)	5.57%
10 Years	4.22
5 Years	3.50
1 Year	-2.25
Class R Shares
Inception (6/2/09)	5.88%
10 Years	4.60
5 Years	4.04
1 Year	-0.77
Class Y Shares
Inception (6/2/09)	6.41%
10 Years	5.11
5 Years	4.55
1 Year	-0.34
Class R5 Shares
Inception (6/2/09)	6.44%
10 Years	5.15
5 Years	4.61
1 Year	-0.26
Class R6 Shares
10 Years	5.16%
5 Years	4.68
1 Year	-0.21

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2020

By asset class

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities	38.03%	41.35%

Fixed Income	26.55	66.85

Commodities	35.42	39.88

Total	100.00%	148.08%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

9	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–35.38%
U.S. Treasury Bills–13.83%(a)
U.S. Treasury Bills	0.19%	12/10/2020	$114,900	$ 114,880,368

U.S. Treasury Bills	0.13%	01/21/2021	133,000	132,975,617

U.S. Treasury Bills	0.10%	04/22/2021	80,000	79,963,425

				327,819,410

U.S. Treasury Notes–21.55%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.25%	01/31/2022	200,000	200,322,210

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.21%	04/30/2022	150,000	150,179,809

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.16%	07/31/2022	160,520	160,541,229

				511,043,248

Total U.S. Treasury Securities (Cost $838,323,867)				838,862,658

		Expiration Date
Commodity-Linked Securities–5.50%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		10/22/2021	49,900	57,761,510

RBC Capital Markets LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (Canada)(c)(d)		10/28/2021	65,350	72,776,185

Total Commodity-Linked Securities (Cost $115,250,000)				130,537,695

			Shares
Money Market Funds–52.64%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(e)(f)			382,427,492	382,427,492

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)			125,617,789	125,668,036

Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.11%(e)(f)			67,985,494	67,985,494

Invesco Treasury Obligations Portfolio, Institutional Class, 0.01%(e)(f)			524,000,000	524,000,000

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)			148,144,563	148,144,563

Total Money Market Funds (Cost $1,248,101,923)				1,248,225,585

TOTAL INVESTMENTS IN SECURITIES–93.52% (Cost $2,201,675,790)				2,217,625,938

OTHER ASSETS LESS LIABILITIES–6.48%				153,591,925

NET ASSETS–100.00%				$2,371,217,863

Investment Abbreviations:

EMTN - European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $130,537,695, which represented 5.51% of the Fund’s Net Assets.

(d)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$470,844,999	$733,207,996	$(821,625,503)	$ -	$ -	$382,427,492	$ 2,822,443
Invesco Liquid Assets Portfolio, Institutional Class	94,446,018	508,777,409	(477,649,740)	102,020	(7,671)	125,668,036	887,916
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	188,690,152	952,818,546	(1,073,523,204)	-	-	67,985,494	1,182,792
Invesco Treasury Obligations Portfolio, Institutional Class	705,000,000	-	(181,000,000)	-	-	524,000,000	4,253,354
Invesco Treasury Portfolio, Institutional Class	151,050,285	809,380,567	(812,286,289)	-	-	148,144,563	919,464
Total	$1,610,031,454	$3,004,184,518	$(3,366,084,736)	$102,020	$(7,671)	$1,248,225,585	$10,065,969

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	1,200	March-2021	$47,628,000	$(8,671,164)	$(8,671,164)

Gasoline Reformulated Blendstock Oxygenate Blending	1,147	November-2020	49,725,203	(5,846,614)	(5,846,614)

New York Harbor Ultra-Low Sulfur Diesel	335	March-2021	15,754,179	(558,777)	(558,777)

Silver	669	December-2020	79,095,870	(10,279,509)	(10,279,509)

WTI Crude	643	April-2021	24,279,680	(1,562,611)	(1,562,611)

Subtotal				(26,918,675)	(26,918,675)

Equity Risk

E-Mini Russell 2000 Index	2,100	December-2020	161,364,000	3,090,349	3,090,349

E-Mini S&P 500 Index	837	December-2020	136,627,695	(5,238,909)	(5,238,909)

EURO STOXX 50 Index	3,930	December-2020	135,435,643	(16,208,781)	(16,208,781)

FTSE 100 Index	2,385	December-2020	171,899,157	(14,126,304)	(14,126,304)

Hang Seng Index	980	November-2020	152,685,327	(3,576,685)	(3,576,685)

Tokyo Stock Price Index	1,857	December-2020	279,006,734	(4,842,691)	(4,842,691)

Subtotal				(40,903,021)	(40,903,021)

Interest Rate Risk

Australia 10 Year Bonds	6,785	December-2020	713,059,563	6,006,567	6,006,567

Canada 10 Year Bonds	5,520	December-2020	625,790,588	(3,421,002)	(3,421,002)

Long Gilt	1,000	December-2020	175,773,381	(213,122)	(213,122)

U.S. Treasury Long Bonds	1,450	December-2020	250,079,687	(5,777,361)	(5,777,361)

Subtotal				(3,404,918)	(3,404,918)

Total Futures Contracts				$(71,226,614)	$(71,226,614)

(a)	Futures contracts collateralized by $150,520,001 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47%	Monthly	83,500	February–2021	$60,155,688	$–	$1,789,973	$1,789,973

Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	850,000	December–2020	36,440,265	–	357,765	357,765

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	199,500	June–2021	43,875,536	–	0	0

Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	22,000	October–2021	2,032,140	–	35,523	35,523

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	47,500	September–2021	29,444,770	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	95,000	November–2020	4,836,118	–	0	0

Subtotal – Appreciation								–	2,183,261	2,183,261

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26	Monthly	55,800	July–2021	29,818,750	–	(147,005)	(147,005)

Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	472,000	April–2021	38,714,903	–	(96,005)	(96,005)

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	49,500	December–2020	60,513,602	–	(916,240)	(916,240)

Goldman Sachs International	Receive	Goldman Sachs Commodity i-Select Strategy 1121	0.40	Monthly	343,000	October–2021	25,855,103	–	(175,297)	(175,297)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Copper Excess Return Index	0.25	Monthly	28,300	January–2021	11,749,605	–	(350,145)	(350,145)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	157,000	April–2021	18,781,204	–	(1,810,398)	(1,810,398)

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	248,500	October–2021	35,410,032	–	(537,978)	(537,978)

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.30	Monthly	438,000	July–2021	37,140,648	–	(391,997)	(391,997)

Subtotal								–	(4,425,065)	(4,425,065)

Equity Risk

Goldman Sachs International	Receive	Hang Seng Index Futures	–	Monthly	9,650	November–2020	238,651,247	–	(714,117)	(714,117)

Subtotal – Depreciation								–	(5,139,182)	(5,139,182)

Total –Total Return Swap Agreements								$–	$(2,955,921)	$(2,955,921)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $22,990,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts

	Cocoa	0.00%

	Coffee ‘C’	5.71

	Corn	5.63

	Cotton No. 2	22.87

	Lean Hogs	0.57

	Live Cattle	0.51

	Soybeans	22.24

	Soybean Oil	5.31

	Soybean Meal	23.14

	Sugar No. 11	7.29

	Wheat	6.73

	Total	100.00%

RBC Enhanced Agricultural Basket 07 Excess Return Index
	Long Futures Contracts

	Cocoa	0.00%

	Coffee ‘C’	5.71

	Corn	5.63

	Cotton No. 2	22.87

	Lean Hogs	0.57

	Live Cattle	0.51

	Soybeans	22.24

	Soybean Oil	5.31

	Soybean Meal	23.14

	Sugar No. 11	7.29

	Wheat	6.73

	Total	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts

	Cocoa	0.00%

	Coffee ‘C’	5.71

	Corn	5.63

	Cotton No. 2	22.87

	Lean Hogs	0.57

	Live Cattle	0.51

	Soybeans	22.24

	Soybean Oil	5.31

	Soybean Meal	23.14

	Sugar No. 11	7.29

	Wheat	6.73

	Total	100.00%

Macquarie Aluminium Dynamic Selection Index
	Long Futures Contracts

	Aluminium	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts

	Aluminum	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts

	Copper	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Goldman Sachs Commodity i-Select Strategy 1121
	Long Futures Contracts

	Cocoa	0.00%

	Coffee ’C’	5.71

	Corn	5.63

	Cotton No. 2	22.87

	Lean Hogs	0.57

	Live Cattle	0.51

	Soybeans	22.24

	Soybean Oil	5.31

	Soybean Meal	23.14

	Sugar No. 11	7.29

	Wheat	6.73

	Total	100.00%

J.P. Morgan Contag Beta Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts

	Aluminium	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $ 953,573,867)	$969,400,353
Investments in affiliated money market funds, at value (Cost $ 1,248,101,923)	1,248,225,585
Other investments:
Swaps receivable – OTC	1,879,928
Unrealized appreciation on swap agreements – OTC	2,183,261
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	150,520,001
Cash collateral – OTC Derivatives	22,990,000
Cash	642,627
Receivable for:
Fund shares sold	955,433
Dividends	32,428
Interest	282,439
Investment for trustee deferred compensation and retirement plans	608,587
Other assets	287,982
Total assets	2,398,008,624

Liabilities:
Other investments:
Variation margin payable - futures contracts	13,951,920
Swaps payable – OTC	422,563
Unrealized depreciation on swap agreements–OTC	5,139,182
Payable for:
Fund shares reacquired	5,180,289
Accrued fees to affiliates	1,156,109
Accrued trustees’ and officers’ fees and benefits	2,919
Accrued other operating expenses	267,822
Trustee deferred compensation and retirement plans	669,957
Total liabilities	26,790,761
Net assets applicable to shares outstanding	$2,371,217,863

Net assets consist of:
Shares of beneficial interest	$2,338,407,302
Distributable earnings	32,810,561
$2,371,217,863

Net Assets:
Class A	$831,513,001
Class C	$349,294,344
Class R	$15,202,386
Class Y	$1,000,148,385
Class R5	$15,706,573
Class R6	$159,353,174

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	82,140,025
Class C	36,750,380
Class R	1,536,145
Class Y	96,800,697
Class R5	1,518,718
Class R6	15,361,331
Class A:
Net asset value per share	$10.12
Maximum offering price per share (Net asset value of $10.12 ÷ 94.50%)	$10.71
Class C:
Net asset value and offering price per share	$9.50
Class R:
Net asset value and offering price per share	$9.90
Class Y:
Net asset value and offering price per share	$10.33
Class R5:
Net asset value and offering price per share	$10.34
Class R6:
Net asset value and offering price per share	$10.37

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends from affiliated money market funds (net of foreign withholding taxes of $ 8,374)	$10,065,969

Interest	9,610,934

Total investment income	19,676,903

Expenses:
Advisory fees	24,697,556

Administrative services fees	412,676

Custodian fees	46,614

Distribution fees:
Class A	2,179,250

Class C	4,363,865

Class R	80,665

Transfer agent fees – A, C, R and Y	3,247,447

Transfer agent fees – R5	22,633

Transfer agent fees – R6	4,795

Trustees’ and officers’ fees and benefits	51,270

Registration and filing fees	170,244

Reports to shareholders	206,322

Professional services fees	89,708

Other	24,224

Total expenses	35,597,269

Less: Fees waived and/or expense offset arrangement(s)	(1,576,690)

Net expenses	34,020,579

Net investment income (loss)	(14,343,676)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,173,608

Foreign currencies	(876,432)

Futures contracts	44,610,866

Swap agreements	19,530,305

77,438,347

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,914,295

Foreign currencies	143,866

Futures contracts	(94,903,940)

Swap agreements	(2,416,661)

(93,262,440)

Net realized and unrealized gain (loss)	(15,824,093)

Net increase (decrease) in net assets resulting from operations	$(30,167,769)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(14,343,676)	$33,117,030

Net realized gain	77,438,347	157,800,714

Change in net unrealized appreciation (depreciation)	(93,262,440)	169,010,821

Net increase (decrease) in net assets resulting from operations	(30,167,769)	359,928,565

Distributions to shareholders from distributable earnings:
Class A	(97,943,495)	–

Class C	(51,537,200)	–

Class R	(1,837,820)	–

Class Y	(143,982,976)	–

Class R5	(4,677,750)	–

Class R6	(26,950,348)	–

Total distributions from distributable earnings	(326,929,589)	–

Share transactions–net:
Class A	(30,948,408)	(147,902,865)

Class C	(118,448,478)	(269,857,179)

Class R	(1,085,303)	(3,595,215)

Class Y	(274,132,409)	(446,642,961)

Class R5	(24,837,910)	(9,954,133)

Class R6	(68,863,227)	(174,342,676)

Net increase (decrease) in net assets resulting from share transactions	(518,315,735)	(1,052,295,029)

Net increase (decrease) in net assets	(875,413,093)	(692,366,464)

Net assets:
Beginning of year	3,246,630,956	3,938,997,420

End of year	$2,371,217,863	$3,246,630,956

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$11.33	$(0.05)	$0.01	$(0.04)	$(0.67)	$(0.50)	$(1.17)	$10.12	(0.55)%	$831,513	1.24	%(d)	1.30	%(d)	(0.53	)%(d)	81%
Year ended 10/31/19	10.21	0.10	1.02	1.12	–	–	–	11.33	10.97	968,345	1.24		1.29		0.95		11
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	–	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21		1.27		0.32		116
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22		1.28		(0.49)		12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Class C
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99	(d)	2.05	(d)	(1.28	)(d)	81
Year ended 10/31/19	9.70	0.02	0.97	0.99	–	–	–	10.69	10.21	527,251	1.99		2.04		0.20		11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	–	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96		2.02		(0.43)		116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Class R
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49	(d)	1.55	(d)	(0.78	)(d)	81
Year ended 10/31/19	10.02	0.07	1.01	1.08	–	–	–	11.10	10.78	18,343	1.49		1.54		0.70		11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	–	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46		1.52		0.07		116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47		1.53		(0.74)		12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Class Y
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99	(d)	1.05	(d)	(0.28	)(d)	81
Year ended 10/31/19	10.37	0.13	1.05	1.18	–	–	–	11.55	11.38	1,431,442	0.99		1.04		1.20		11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	–	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96		1.02		0.57		116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97		1.03		(0.24)		12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Class R5
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94	(d)	1.00	(d)	(0.23	)(d)	81
Year ended 10/31/19	10.38	0.14	1.04	1.18	–	–	–	11.56	11.37	45,497	0.92		0.97		1.27		11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	–	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92		0.98		0.61		116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92		0.98		(0.19)		12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Class R6
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86	(d)	0.92	(d)	(0.15	)(d)	81
Year ended 10/31/19	10.40	0.15	1.04	1.19	–	–	–	11.59	11.44	255,753	0.87		0.92		1.32		11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	–	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86		0.92		0.67		116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85		0.91		(0.12)		12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $871,960, $436,482, $16,140, $1,204,321, $26,448 and $225,243 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

20	Invesco Balanced-Risk Allocation Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized

21	Invesco Balanced-Risk Allocation Fund

gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market”on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

22	Invesco Balanced-Risk Allocation Fund

N.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.89%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $1,569,336.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

23	Invesco Balanced-Risk Allocation Fund

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $100,103 in front-end sales commissions from the sale of Class A shares and $485 and $9,469 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$838,862,658	$–	$838,862,658

Commodity-Linked Securities	–	130,537,695	–	130,537,695

Money Market Funds	1,248,225,585	–	–	1,248,225,585

Total Investments in Securities	1,248,225,585	969,400,353	–	2,217,625,938

Other Investments - Assets*

Futures Contracts	9,096,916	–	–	9,096,916

Swap Agreements	–	2,183,261	–	2,183,261

	9,096,916	2,183,261	–	11,280,177

Other Investments - Liabilities*

Futures Contracts	(80,323,530)	–	–	(80,323,530)

Swap Agreements	–	(5,139,182)	–	(5,139,182)

	(80,323,530)	(5,139,182)	–	(85,462,712)

Total Other Investments	(71,226,614)	(2,955,921)	–	(74,182,535)

Total Investments	$1,176,998,971	$966,444,432	$–	$2,143,443,403

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

24	Invesco Balanced-Risk Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$3,090,349	$6,006,567	$9,096,916

Unrealized appreciation on swap agreements – OTC	2,183,261	-	-	2,183,261

Total Derivative Assets	2,183,261	3,090,349	6,006,567	11,280,177

Derivatives not subject to master netting agreements	-	(3,090,349)	(6,006,567)	(9,096,916)

Total Derivative Assets subject to master netting agreements	$2,183,261	$-	$-	$2,183,261

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(26,918,675)	$(43,993,370)	$(9,411,485)	$(80,323,530)

Unrealized depreciation on swap agreements – OTC	(4,425,065)	(714,117)	-	(5,139,182)

Total Derivative Liabilities	(31,343,740)	(44,707,487)	(9,411,485)	(85,462,712)

Derivatives not subject to master netting agreements	26,918,675	43,993,370	9,411,485	80,323,530

Total Derivative Liabilities subject to master netting agreements	$(4,425,065)	$(714,117)	$-	$(5,139,182)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreement	Swap Agreement	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Barclays Bank PLC	$-	$(150,555)	$(150,555)	$-	$150,555	$-

Canadian Imperial Bank of Commerce	-	(101,937)	(101,937)	-	101,937	-

Cargill, Inc.	1,789,973	(941,077)	848,896	-	(510,000)	338,896

Goldman Sachs International	1,338,295	(889,414)	448,881	-	-	448,881

JPMorgan Chase Bank, N.A.	-	(2,702,056)	(2,702,056)	-	2,702,056	-

Macquarie Bank Ltd.	357,765	(1,763)	356,002	-	-	356,002

Merrill Lynch International	577,156	(377,042)	200,114	-	-	200,114

Morgan Stanley Capital Services LLC	-	(396,789)	(396,789)	-	396,789	-

Total	$4,063,189	$(5,560,633)	$(1,497,444)	$-	$2,841,337	$1,343,893

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(35,408,870)	$(11,328,241)	$91,347,977	$44,610,866

Swap agreements	20,901,665	(1,371,360)	-	19,530,305

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(30,691,382)	(78,655,593)	14,443,035	(94,903,940)

Swap agreements	(1,702,544)	(714,117)	-	(2,416,661)

Total	$(46,901,131)	$(92,069,311)	$105,791,012	$(33,179,430)

25	Invesco Balanced-Risk Allocation Fund

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$3,261,493,004	$402,206,371

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,354.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$243,550,510	$–

Long-term capital gain	83,379,079	–

Total distributions	$326,929,589	$–

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$30,038,476

Net unrealized appreciation – investments	9,364,992

Net unrealized appreciation (depreciation) - foreign currencies	(88,226)

Temporary book/tax differences	(564,183)

Capital loss carryforward	(5,940,498)

Shares of beneficial interest	2,338,407,302

Total net assets	$2,371,217,863

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,227,019	$1,713,479	$5,940,498

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

26	Invesco Balanced-Risk Allocation Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $115,250,000 and $137,945,621, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $510,519,999 and $917,764,699, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$27,230,325

Aggregate unrealized (depreciation) of investments	(17,865,333)

Net unrealized appreciation of investments	$9,364,992

Cost of investments for tax purposes is $2,134,078,411.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from the Subsidiary, on October 31, 2020, undistributed net investment income (loss) was increased by $46,281,992, undistributed net realized gain was decreased by $11,029,343 and shares of beneficial interest was decreased by $35,252,649. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	7,107,305	$71,873,755	6,542,249	$70,479,107

Class C	1,656,939	15,825,366	2,368,989	24,050,794

Class R	292,882	2,883,276	338,167	3,590,054

Class Y	18,135,475	186,756,543	23,246,799	252,902,159

Class R5	243,036	2,494,331	517,017	5,688,405

Class R6	2,603,988	26,720,621	1,948,378	21,094,666

Issued as reinvestment of dividends:
Class A	8,746,225	90,261,045	-	-

Class C	4,751,227	46,324,464	-	-

Class R	180,893	1,828,830	-	-

Class Y	10,721,775	112,685,854	-	-

Class R5	443,344	4,659,542	-	-

Class R6	2,471,900	26,053,833	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	6,307,863	64,062,372	7,625,875	84,007,106

Class C	(6,705,229)	(64,062,372)	(8,067,836)	(84,007,106)

Reacquired:
Class A	(25,451,775)	(257,145,580)	(28,294,281)	(302,389,078)

Class C	(12,275,586)	(116,535,936)	(20,799,122)	(209,900,867)

Class R	(590,019)	(5,797,409)	(680,615)	(7,185,269)

Class Y	(55,991,394)	(573,574,806)	(64,961,722)	(699,545,120)

Class R5	(3,101,774)	(31,991,783)	(1,466,700)	(15,642,538)

Class R6	(11,778,479)	(121,637,681)	(18,198,165)	(195,437,342)

Net increase (decrease) in share activity	(52,231,404)	$(518,315,735)	(99,880,967)	$(1,052,295,029)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

27	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,081.20	$6.49	$1,018.90	$6.29	1.24%
Class C	1,000.00	1,075.90	10.38	1,015.13	10.08	1.99
Class R	1,000.00	1,079.60	7.79	1,017.65	7.56	1.49
Class Y	1,000.00	1,081.70	5.18	1,020.16	5.03	0.99
Class R5	1,000.00	1,082.70	5.03	1,020.31	4.88	0.96
Class R6	1,000.00	1,082.50	4.55	1,020.76	4.42	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

29	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Balanced-Risk Allocation Style Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and its total expense ratio were in the fourth quintile of its

30	Invesco Balanced-Risk Allocation Fund

expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$83,379,079
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	15.73%
U.S. Treasury Obligations*	51.15%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$55,295,694

32	Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Balanced-Risk Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq: A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Balanced- Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Commodity Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.91%
Class C Shares	-6.63
Class R Shares	-6.03
Class Y Shares	-5.74
Class R5 Shares	-5.57
Class R6 Shares	-5.71
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-8.75

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year ended October 31, 2020, was a turbulent environment for many commodities as prices plummeted in the early months of 2020, due to economic shutdowns related to the global spread of COVID-19. This was followed by a fierce rebound in the latter part of the fiscal year, as global economies gradually reopened from the lockdowns. The recovery resulted in three of the four commodity sub-complexes in the Fund pulling through with positive returns for the fiscal year. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. The Fund’s ability to tactically adjust its exposure to assets meaningfully contributed to performance over the fiscal year with the Fund being defensively positioned through the market turbulence. The Fund outperformed the Bloomberg Commodity Index, primarily due to the monthly tactical positioning in energy and industrial metals as well as the Fund’s strategic positioning across the agriculture complex.

The Fund’s strategic positioning within precious metals was a contributor to Fund performance for the fiscal year as the sub-complex benefited from a decline in the US dollar, low real interest rates and demand for safe-haven exposure given the weak state of the global economy. The path did not come without some hiccups as liquidation selling in February and March ran counter to gold’s status as a safe haven, as investors sold any and all assets in their need to raise cash. That said, precious metals responded favorably to the large-scale fiscal and monetary actions of central banks that came in light of the COVID-19 economic collapse, which effectively kept real interest rates low and prevented the US dollar from appreciating. With this, gold reached an all-time high in early

August, while July provided silver’s best month in 40 years as its production was limited by virus lockdowns. The Fund’s tactical positioning within precious metals was positive during the fiscal year with tactical overweight exposure in both gold and silver aiding results.

The Fund’s strategic positioning within agriculture contributed to Fund performance as the sub-complex benefited from gains in soymeal, soybean, sugar and wheat during the fiscal year. Soymeal and soybean prices benefited from a late fiscal year boost from China as it increased buying to feed hog herds that had finally begun to recover from swine flu just as meat processing plants reopened from lockdowns. Additionally, poor weather in the Midwest further supported prices late in the fiscal year as windstorms were followed by dry weather and a heat-wave. Sugar was supported as oil prices started to recover, which signaled rising demand for ethanol. Wheat is a more labor-intensive crop to harvest, so supply concerns helped drive prices higher in addition to weather-related events late in the fiscal year. Tactical positioning within agriculture had a negative impact overall during the fiscal year as gains from positioning in livestock, soybean and soybean oil were offset by losses from positioning in soft commodities and wheat.

During the fiscal year, the Fund’s strategic positioning in industrial metals marginally contributed to Fund performance as gains from copper offset losses from aluminum. Copper prices advanced as China’s manufacturing data improved once the COVID-19 lockdowns started to lift and due to the nation’s infrastructure-based stimulus measures. Additionally, supply outages reduced copper inventories as mines were closed in Chile, Peru and other parts of Latin America which further supported prices. Tactical positioning within industrial metals was positive during the fiscal year with the majority of gains coming from positioning in copper and secondarily from positioning in aluminum.

Strategic positioning in energy was the primary detractor from the Fund’s performance during the fiscal year with widespread price declines across crude oil, distillates and natural gas. Energy prices sharply plummeted as economic activity was ground to a halt in an attempt to contain the spread of COVID-19. The decline began in January in response to early reports of the virus outbreak in China. Then, on March 9, Saudi Arabia made the dire decision to lower prices and increase supply after a failed attempt to get Russia’s agreement to reduce output. Brent crude oil and West Texas Intermediate (WTI) suffered the steepest declines over the fiscal year followed by distillates, including gasoline, heating oil and gasoil, on an expected surge in oil supply. Tactical positioning within energy was positive over the fiscal year with gains from positioning in Brent crude, WTI, gasoline, natural gas and gasoil all aiding Fund results.

Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

1

Source: Real interest rates reflect the nominal rate of interest on Treasury securities less inflation. A low rate implies that the purchasing power of interest earned may not keep pace with inflation.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 11/30/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.41%
5 Years	-2.77
1 Year	-11.06

Class C Shares
Inception (11/30/10)	-5.45%
5 Years	-2.39
1 Year	-7.56

Class R Shares
Inception (11/30/10)	-5.06%
5 Years	-1.86
1 Year	-6.03

Class Y Shares
Inception (11/30/10)	-4.60%
5 Years	-1.41
1 Year	-5.74

Class R5 Shares
Inception (11/30/10)	-4.55%
5 Years	-1.33
1 Year	-5.57

Class R6 Shares
Inception (9/24/12)	-4.59%
5 Years	-1.30
1 Year	-5.71

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6	Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Balanced-Risk Commodity Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2020

By asset class

	Target	Notional
	Risk	Asset
Asset Class	Contribution*	Weights**
Agriculture	33.31%	44.08%
Energy	27.46	22.04
Industrial Metals	19.64	23.75
Precious Metals	19.59	28.28
Total	100.00%	118.15%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

8	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-28.29%
U.S. Treasury Bills-9.26%(a)
U.S. Treasury Bills	0.18%	12/03/2020	$28,000	$ 27,995,595
U.S. Treasury Bills	0.19%	12/10/2020	28,000	27,994,358
				55,989,953

U.S. Treasury Notes-19.03%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)	0.25%	01/31/2022	37,000	37,059,609
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)	0.21%	04/30/2022	37,000	37,044,353
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)	0.16%	07/31/2022	41,000	41,005,422
				115,109,384
Total U.S. Treasury Securities (Cost $170,989,953)				171,099,337

		Expiration Date
Commodity-Linked Securities-4.25%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3)(c)(d)		11/16/2021	15,070	12,545,843
Canadian Imperial Bank of Commerce (Canada), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 27 Excess Return Index)(c)(e)		08/23/2021	14,444	13,134,354
Total Commodity-Linked Securities (Cost $29,514,000)				25,680,197

			Shares
Money Market Fund-58.67%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(f)(g)			96,852,586	96,852,586
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(f)(g)			69,361,150	69,388,895
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.11%(f)(g)			77,897,397	77,897,397
Invesco Treasury Portfolio, Institutional Class, 0.01%(f)(g)			110,688,670	110,688,670
Total Money Market Funds (Cost $354,804,115)				354,827,548
TOTAL INVESTMENTS IN SECURITIES-91.21% (Cost $555,308,068)				551,607,082
OTHER ASSETS LESS LIABILITIES-8.79%				53,172,869
NET ASSETS-100.00%				$604,779,951

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $25,680,197, which represented 4.25% of the Fund’s Net Assets.

(d)

Barclays Diversified Energy-Metals Total Return Index - a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

(e)

Canadian Imperial Bank of Commerce Custom 27 Excess Return Index – a basket of indices that provide exposure to various components of energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, British Gas Oil, Gold, LME Copper, Silver, Unleaded Gasoline and WTI Crude Oil.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$177,507,383	$215,369,102	$(296,023,899)	$-	$-	$96,852,586	$981,412
Invesco Liquid Assets Portfolio, Institutional Class	99,938,556	145,999,473	(176,576,076)	(3,382)	30,324	69,388,895	754,025
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	62,093,827	871,810,983	(856,007,413)	-	-	77,897,397	546,388
Invesco Treasury Portfolio, Institutional Class	159,833,580	233,564,689	(282,709,599)	-	-	110,688,670	891,561
Total	$499,373,346	$1,466,744,247	$(1,611,316,987)	$(3,382)	$30,324	$354,827,548	$3,173,386

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Coffee ’C’	355	December-2020	$13,898,250	$(1,256,507)	$(1,256,507)

Corn	1,010	December-2020	20,124,250	2,039,006	2,039,006

Cotton No. 2	761	December-2020	26,224,060	1,116,998	1,116,998

Gasoline Reformulated Blendstock Oxygenate Blending	614	November-2020	26,618,374	(3,130,088)	(3,130,088)

Gold 100 Oz	271	December-2020	50,945,290	(2,262,707)	(2,262,707)

LME Nickel	60	November-2020	5,446,080	295,997	295,997

Natural Gas	43	November-2020	1,442,220	204,630	204,630

Soybeans	916	July-2021	47,780,850	538,109	538,109

Wheat	574	December-2020	17,176,950	1,897,119	1,897,119

Total Futures Contracts				$(557,443)	$(557,443)

(a)	Futures contracts collateralized by $21,850,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30%	Monthly	13,080	January-2021	$12,337,884	$–	$215,523	$ 215,523
Barclays Bank PLC	Receive	Barclays Soybean Meal Seasonal Excess Return Index	0.52	Monthly	12,000	April-2021	12,873,540	–	224,880	224,880
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30	Monthly	57,300	August-2021	14,467,557	–	31,269	31,269
Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	121,000	March-2021	19,552,402	–	304,206	304,206
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	577,000	September-2021	21,206,694	–	443,678	443,678
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42	Monthly	20,900	June-2021	21,167,290	–	982,906	982,906
Macquarie Bank Ltd.	Pay	Macquarie SIngle Commodity Brent Crude Oil type A Excess Return Index	0.08	Monthly	25,300	May-2021	1,574,341	–	110,718	110,718
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Crude Oil (WTI) type A Excess Return Index	0.06	Monthly	122,000	May-2021	1,674,645	–	117,986	117,986
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity GasOil type A Excess Return Index	0.06	Monthly	23,500	August-2021	1,468,273	–	77,219	77,219
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Heating Oil type A Excess Return Index	0.06	Monthly	32,000	June-2021	1,389,693	–	55,930	55,930
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A Excess Return Index	0.17	Monthly	78,500	February-2021	7,812,964	–	252,181	252,181
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12	Monthly	9,500	December-2020	1,538,758	–	10,150	10,150
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	1,204,500	December-2020	51,637,999	–	506,974	506,974
Merrill Lynch International	Pay	MLCIAPLH Excess Return Index	0.00	Monthly	1,305,000	December-2020	6,795,918	–	0	0
Merrill Lynch International	Pay	MLCX2CCER Excess Return Index	0.00	Monthly	27,000	January-2021	1,454,047	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	80,700	June-2021	17,748,149	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	31,750	June-2021	22,156,687	–	0	0
Merrill Lynch International	Receive	MLCIRXB6 Excess Return Index	0.21	Monthly	75,500	March-2021	4,063,976	–	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	12,300	October-2021	1,136,151	–	19,860	19,860
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	46,500	September-2021	28,824,880	–	0	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b) –(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25%	Monthly	101,000	November-2020	$5,141,557	$–	$0	$0

Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	14,800	March-2021	3,445,735	–	0	0

Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2CN0 Index	0.05	Monthly	63,000	December-2020	16,492,430	–	143,590	143,590

Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	65,000	December-2020	12,346,139	–	386,679	386,679

Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2WH0 Index	0.05	Monthly	4,600	December-2020	1,384,795	–	59,246	59,246

Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	132,100	April-2021	17,442,378	–	58,243	58,243

Royal Bank of Canada	Receive	RBC Enchanced Copper LME 01 Excess Return Index	0.28	Monthly	9,300	July-2021	5,401,871	–	0	0

Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	60,000	March-2021	11,784,342	–	0	0

Subtotal – Appreciation								–	4,001,238	4,001,238

Commodity Risk

Barclays Bank PLC	Receive	Barclays Cocoa Roll Yield Excess Return Index	0.43	Monthly	155,000	February-2021	20,181,729	–	(285,216)	(285,216)

Barclays Bank PLC	Receive	Barclays Coffee Roll Yield Excess Return Index	0.45	Monthly	108,000	September-2021	3,474,868	–	(162,734)	(162,734)

Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	114,200	March-2021	14,454,351	–	(1,343,106)	(1,343,106)

Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	73,000	December-2020	7,022,344	–	(30,784)	(30,784)

Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	41,800	March-2021	8,154,586	–	(847,850)	(847,850)

BNP Paribas SA	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	59,000	August-2021	14,467,077	–	(1,478,540)	(1,478,540)

Canadian Imperial Bank of Commerce	Pay	CIBC Natural Gas Standard Roll Excess Return Index	0.10	Monthly	489,500	June-2021	16,717,306	–	(418,914)	(418,914)

Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	553,000	April-2021	45,358,774	–	(112,480)	(112,480)

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	4,300	December-2020	5,256,737	–	(79,593)	(79,593)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	23,500	April-2021	2,811,199	–	(270,983)	(270,983)

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	193,400	October-2021	27,558,552	–	(418,692)	(418,692)

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Aluminium type A Excess Return Index	0.13	Monthly	337,500	December-2020	17,015,974	–	(225,248)	(225,248)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b) –(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16%	Monthly	6,200	March-2021	$1,593,825	$–	$(50,517)	$(50,517)

Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	192,500	December-2020	49,485,686	–	(1,568,470)	(1,568,470)

Subtotal - Depreciation								–	(7,293,127)	(7,293,127)

Total - Total Return Swap Agreements								$–	$(3,291,889)	$(3,291,889)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $33,594,780.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Soybean Meal S2 Nearby Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

Barclays Soybean Meal Seasonal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

Barclays Soybeans Seasonal Excess Return Index

	Long Futures Contracts

	Soybeans	100.00%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton	100.00%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

S&P GSCI Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

Macquarie Aluminum Dynamic Selection Index

	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Brent Crude Oil type A Excess Return Index

	Long Futures Contracts

	Brent Crude	100.00%

Macquarie Single Commodity Crude Oil (WTI) type A Excess Return Index

	Long Futures Contracts

	WTI Crude	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity GasOil type A Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Single Commodity Heating Oil type A Excess Return Index
	Long Futures Contracts

	Heating Oil	100.00%

Macquarie Single Commodity Nickel type A Excess Return Index

	Long Futures Contracts

	Nickel	100.00%

Macquarie Single Commodity Zinc type A Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

MLCIAPLH Excess Return Index

	Long Futures Contracts

	Lean Hogs	100.00%

MLCIRXB6 Excess Return Index

	Long Futures Contracts

	Unleaded Gasoline	100.00%

MLCX2CCER Excess Return Index

	Long Futures Contracts

	Cocoa	100.00%

MLCXLXAE Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

MLCX Aluminum Annual Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Morgan Stanley MSCY2CN0 Index

	Long Futures Contracts

	Corn	100.00%

Morgan Stanley MSCY2KW0 Index
	Long Futures Contracts

	Kansas Wheat	100.00%

Morgan Stanley MSCY2WH0 Index

	Long Futures Contracts

	Wheat	100.00%

MS Soybean Oil Dynamic Roll Excess Return Index

	Long Futures Contracts

	Soybean Oil	100.00%

RBC Enhanced Copper LME 01 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

RBC Enhanced Brent Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Brent Crude	100.00%

Barclays Coffee Roll Yield Excess Return Index

	Long Futures Contracts

	Coffee	100.00%

Barclays Cocoa Roll Yield Excess Return Index

	Long Futures Contracts

	Cocoa	100.00%

Barclays Heating Oil Roll Yield Excess Return Index

	Long Futures Contracts

	Heating Oil	100.00%

Barclays Live Cattle Roll Yield Excess Return Index

	Long Futures Contracts

	Live Cattle	100.00%

Barclays WTI Crude Roll Yield Excess Return Index

	Long Futures Contracts

	WTI Crude	100.00%

BNP Paribas Commodity Daily Dynamic Curve CO Index

	Long Futures Contracts

	Brent Crude	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

CIBC Natural Gas Standard Roll Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts

	Gold	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Macquarie Single Commodity Aluminum type A Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Silver type A Excess Return Index

	Long Futures Contracts

	Silver	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $200,503,953)	$196,779,534

Investments in affiliated money market funds, at value (Cost $354,804,115)	354,827,548

Other investments:
Variation margin receivable - futures contracts	323,287

Unrealized appreciation on LME futures contracts	295,997

Swaps receivable - OTC	3,108,100

Unrealized appreciation on swap agreements – OTC	4,001,238

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	21,850,000

Cash collateral - OTC Derivatives	33,594,780

Receivable for:
Fund shares sold	809,959

Dividends	16,285

Interest	61,697

Investment for trustee deferred compensation and retirement plans	83,116

Other assets	75,588

Total assets	615,827,129

Liabilities:
Other investments:
Swaps payable - OTC	2,194,830

Unrealized depreciation on swap agreements–OTC	7,293,127

Payable for:
Fund shares reacquired	1,139,330

Accrued trustees’ and officers’ fees and benefits	1,328

Accrued other operating expenses	281,590

Trustee deferred compensation and retirement plans	136,973

Total liabilities	11,047,178

Net assets applicable to shares outstanding	$604,779,951

Net assets consist of:
Shares of beneficial interest	$666,102,473

Distributable earnings (loss)	(61,322,522)

$604,779,951

Net Assets:
Class A	$17,291,490

Class C	$4,393,480

Class R	$1,602,640

Class Y	$316,850,817

Class R5	$148,150,812

Class R6	$116,490,712

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,978,676

Class C	809,250

Class R	281,286

Class Y	53,345,895

Class R5	24,824,702

Class R6	19,477,376

Class A:
Net asset value per share	$5.81

Maximum offering price per share (Net asset value of $5.81 ÷ 94.50%)	$6.15

Class C:
Net asset value and offering price per share	$5.43

Class R:
Net asset value and offering price per share	$5.70

Class Y:
Net asset value and offering price per share	$5.94

Class R5:
Net asset value and offering price per share	$5.97

Class R6:
Net asset value and offering price per share	$5.98

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends from affiliated money market funds	$3,173,386

Interest	3,034,017

Total investment income	6,207,403

Expenses:

Advisory fees	7,912,530

Administrative services fees	124,476

Custodian fees	43,809

Distribution fees:
Class A	48,604

Class C	45,902

Class R	6,455

Transfer agent fees - A, C, R and Y	1,605,613

Transfer agent fees - R5	139,220

Transfer agent fees - R6	6,425

Trustees’ and officers’ fees and benefits	28,785

Registration and filing fees	106,786

Reports to shareholders	697,200

Professional services fees	117,794

Other	66,224

Total expenses	10,949,823

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,673,452)

Net expenses	8,276,371

Net investment income (loss)	(2,068,968)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(18,228,174)

Futures contracts	(12,690,371)

Swap agreements	(54,988,524)

(85,907,069)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,646,966)

Futures contracts	4,925,712

Swap agreements	(4,051,256)

(6,772,510)

Net realized and unrealized gain (loss)	(92,679,579)

Net increase (decrease) in net assets resulting from operations	$(94,748,547)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income (loss)	$(2,068,968)	$14,041,754

Net realized gain (loss)	(85,907,069)	(113,466,192)

Change in net unrealized appreciation (depreciation)	(6,772,510)	32,021,361

Net increase (decrease) in net assets resulting from operations	(94,748,547)	(67,403,077)

Distributions to shareholders from distributable earnings:

Class A	(211,528)	(53,472)

Class C	(51,760)	(4,110)

Class R	(12,431)	(1,974)

Class Y	(6,489,285)	(2,935,782)

Class R5	(1,288,903)	(420,321)

Class R6	(1,001,608)	(62,452)

Total distributions from distributable earnings	(9,055,515)	(3,478,111)

Share transactions–net:

Class A	(5,491,259)	(8,473,110)

Class C	(1,246,180)	(3,045,567)

Class R	308,118	(146,832)

Class Y	(321,224,906)	(537,217,082)

Class R5	14,236,642	(20,716,649)

Class R6	3,221,228	98,657,293

Net increase (decrease) in net assets resulting from share transactions	(310,196,357)	(470,941,947)

Net increase (decrease) in net assets	(414,000,419)	(541,823,135)

Net assets:

Beginning of year	1,018,780,370	1,560,603,505

End of year	$604,779,951	$1,018,780,370

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$6.22	$(0.03)	$(0.32)	$(0.35)	$(0.06)	$–	$(0.06)	$5.81	(5.75)%	$17,291	1.31	%(d)	1.73	%(d)	(0.51	)%(d)	186%
Year ended 10/31/19	6.50	0.05	(0.32)	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(e)	1.58	(e)	0.79	(e)	9
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14		96
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	–	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)		10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	–	–	–	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Class C
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	–	(0.05)	5.43	(6.63)	4,393	2.06	(d)	2.48	(d)	(1.26	)(d)	186
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	–	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(e)	2.33	(e)	0.04	(e)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)		96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	–	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	–	–	–	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Class R
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	–	(0.05)	5.70	(6.03)	1,603	1.56	(d)	1.98	(d)	(0.76	)(d)	186
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(e)	1.83	(e)	0.54	(e)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)		96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	–	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)		10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	–	–	–	6.76	4.32	782	1.72		1.81		(1.36)		98
Class Y
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	–	(0.06)	5.94	(5.74)	316,851	1.06	(d)	1.48	(d)	(0.26	)(d)	186
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(e)	1.33	(e)	1.04	(e)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39		96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	–	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)		10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	–	–	–	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Class R5
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	–	(0.06)	5.97	(5.57)	148,151	1.06	(d)	1.28	(d)	(0.26	)(d)	186
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(e)	1.17	(e)	1.04	(e)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45		96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	–	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)		10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	–	–	–	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Class R6
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	–	(0.06)	5.98	(5.71)	116,491	1.06	(d)	1.19	(d)	(0.26	)(d)	186
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(e)	1.08	(e)	1.09	(e)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55		96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	–	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)		10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	–	–	–	6.98	4.96	1,971	1.03		1.12		(0.67)		98

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $19,466, $4,593, $1,292, $512,838, $139,283 and $95,032 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

21	Invesco Balanced-Risk Commodity Strategy Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits

22	Invesco Balanced-Risk Commodity Strategy Fund

required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market”on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	1.050%

Next $250 million	1.025%

Next $500 million	1.000%

Next $1.5 billion	0.975%

Next $2.5 billion	0.950%

Next $2.5 billion	0.925%

Next $2.5 billion	0.900%

Over $10 billion	0.875%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $925,468 and reimbursed class level expenses of $57,469, $13,582, $3,845, $1,527,061, $139,220 and $6,425 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $2,278 in front-end sales commissions from the sale of Class A shares and $4,596 and $453 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

24	Invesco Balanced-Risk Commodity Strategy Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$171,099,337	$–	$171,099,337

Commodity-Linked Securities	–	25,680,197	–	25,680,197

Money Market Funds	354,827,548	–	–	354,827,548

Total Investments in Securities	354,827,548	196,779,534	–	551,607,082

Other Investments - Assets*

Futures Contracts	6,091,859	–	–	6,091,859

Swap Agreements	–	4,001,238	–	4,001,238

	6,091,859	4,001,238	–	10,093,097

Other Investments - Liabilities*

Futures Contracts	(6,649,302)	–	–	(6,649,302)

Swap Agreements	–	(7,293,127)	–	(7,293,127)

	(6,649,302)	(7,293,127)	–	(13,942,429)

Total Other Investments	(557,443)	(3,291,889)	–	(3,849,332)

Total Investments	$354,270,105	$193,487,645	$–	$547,757,750

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

Value
Derivative Assets	Commodity Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$6,091,859

Unrealized appreciation on swap agreements – OTC	4,001,238

Total Derivative Assets	10,093,097

Derivatives not subject to master netting agreements	(6,091,859)

Total Derivative Assets subject to master netting agreements	$4,001,238

Value
Derivative Liabilities	Commodity Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(6,649,302)

Unrealized depreciation on swap agreements – OTC	(7,293,127)

Total Derivative Liabilities	(13,942,429)

Derivatives not subject to master netting agreements	6,649,302

Total Derivative Liabilities subject to master netting agreements	$(7,293,127)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

25	Invesco Balanced-Risk Commodity Strategy Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$471,672	$(2,686,394)	$(2,214,722)	$-	$2,214,722	$-

BNP Paribas SA	-	(1,480,776)	(1,480,776)	-	1,100,000	(380,776)

Canadian Imperial Bank of Commerce	-	(539,243)	(539,243)	-	539,243	-

Cargill, Inc.	-	(80,034)	(80,034)	-	-	(80,034)

Goldman Sachs International	1,730,790	(17,295)	1,713,495	-	-	1,713,495

JPMorgan Chase Bank, N.A.	-	(691,014)	(691,014)	-	691,014	-

Macquarie Bank Ltd.	1,131,158	(1,848,722)	(717,564)	-	717,564	-

Merrill Lynch International	3,097,268	(900,393)	2,196,875	-	-	2,196,875

Morgan Stanley Capital Services LLC	647,758	(2,901)	644,857	-	(310,000)	334,857

Royal Bank of Canada	30,692	(1,241,185)	(1,210,493)	-	1,210,493	-

Total	$7,109,338	$(9,487,957)	$(2,378,619)	$-	$6,163,036	$3,784,417

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(12,690,371)
Swap agreements	(54,988,524)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	4,925,712
Swap agreements	(4,051,256)
Total	$(66,804,439)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$228,266,155	$612,410,454

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $382.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

26	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:
	2020	2019

Ordinary income*	$9,055,515	$3,478,111

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2020

Net unrealized appreciation (depreciation) — investments	$(3,416,660)

Temporary book/tax differences	(119,832)

Late-Year ordinary loss deferral	(2,054,705)

Capital loss carryforward	(55,731,325)

Shares of beneficial interest	666,102,473

Total net assets	$604,779,951

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$55,731,325	$–	$55,731,325

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $218,114,000 and $234,108,949, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $154,000,000 and $239,871,252, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,225,914

Aggregate unrealized (depreciation) of investments	(13,642,574)

Net unrealized appreciation (depreciation) of investments	$(3,416,660)

Cost of investments for tax purposes is $551,174,410.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, on October 31, 2020, undistributed net investment income (loss) was increased by $4,680,422, undistributed net realized gain (loss) was increased by $62,575,603 and shares of beneficial interest was decreased by $67,256,025. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	756,190	$4,401,337	678,597	$4,265,449

Class C	152,804	776,428	162,557	959,414

Class R	124,074	689,942	72,010	446,924

Class Y	37,359,157	210,352,469	59,608,724	383,430,826

Class R5	4,395,064	23,590,286	774,297	4,927,483

Class R6	10,515,351	60,818,888	23,222,617	145,568,535

27	Invesco Balanced-Risk Commodity Strategy Fund

		Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	29,522	$183,627	7,648	$48,335

Class C	7,770	45,452	644	3,858

Class R	2,021	12,372	316	1,965

Class Y	613,477	3,895,581	211,248	1,360,440

Class R5	202,006	1,288,797	64,628	417,496

Class R6	22,393	143,089	9,615	62,307

Automatic conversion of Class C shares to Class A shares:
Class A	6,222	34,121	113,699	717,474

Class C	(6,636)	(34,121)	(120,014)	(717,474)

Reacquired:
Class A	(1,772,050)	(10,110,344)	(2,157,147)	(13,504,368)

Class C	(381,574)	(2,033,939)	(556,251)	(3,291,365)

Class R	(74,231)	(394,196)	(96,202)	(595,721)

Class Y	(98,877,960)	(535,472,956)	(145,962,534)	(922,008,348)

Class R5	(1,772,658)	(10,642,441)	(4,036,280)	(26,061,628)

Class R6	(9,794,377)	(57,740,749)	(7,381,324)	(46,973,549)

Net increase (decrease) in share activity	(58,493,435)	$(310,196,357)	(75,383,152)	$(470,941,947)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28	Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, consolidated the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,208.30	$7.27	$1,018.55	$6.65	1.31%
Class C	1,000.00	1,206.70	11.43	1,014.78	10.43	2.06
Class R	1,000.00	1,210.20	8.67	1,017.29	7.91	1.56
Class Y	1,000.00	1,212.20	5.89	1,019.81	5.38	1.06
Class R5	1,000.00	1,211.00	5.89	1,019.81	5.38	1.06
Class R6	1,000.00	1,210.50	5.89	1,019.81	5.38	1.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

30	Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Commodity Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s overweight exposure to certain commodity complexes including precious metals and agriculture and its tactical positioning detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its

31	Invesco Balanced-Risk Commodity Strategy Fund

various components. The Board noted that the Fund’s contractual and actual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual and actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Business Interest Income*	32.71%
Corporate Dividends Received Deduction*	0.00%

U.S.Treasury Obligations*	38.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Balanced-Risk Commodity Strategy Fund

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With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Core Bond Fund Effective September 30, 2020, Invesco Oppenheimer Total Return Bond Fund was renamed Invesco Core Bond Fund.
Nasdaq:
A: OPIGX ∎ C: OPBCX ∎ R: OPBNX ∎ Y: OPBYX ∎ R5: TRTMX ∎ R6: OPBIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Core Bond Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to  meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing  economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment  strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Core Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Core Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.36%
Class C Shares	6.51
Class R Shares	6.90
Class Y Shares	7.56
Class R5 Shares	7.71
Class R6 Shares	7.76
Bloomberg Barclays U.S. Aggregate Bond Index▼	6.19
Bloomberg Barclays U.S. Credit Index▼	6.66
FTSE Broad Investment Grade Bond Index▼	6.32
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.5%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.5% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (the Fed) maintained accommodative policies, cutting the federal funds target rate to a range 3 of 1.50% to 1.75% at the close of 2019. Despite the UK’s general election in December which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7 percent2 while real gross domestic product decreased at an annual rate of 31.4 percent1 in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.88%, 85 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19% for the fiscal year. The strong performance by this index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the fiscal year.

The Fund, at NAV, generated positive returns for the fiscal year, and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Overweight exposure to investment grade bonds was the most notable contributor to the Fund’s relative performance. However, trading friction detracted from Fund performance with the majority of the impact occurring in the second quarter due to market volatility and higher than usual bid/offers. With regard to security selection, in the financial institutions and consumer cyclical sectors, security selection contributed to the Fund’s relative performance during the fiscal year. Meanwhile, security selection in investment grade sectors, such as energy and transportation, detracted from relative Fund performance.

Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Helping to support returns in US dollar-denominated EM corporate debt were very accommodative central bank policies.

The Fund’s allocation to cash holdings detracted from relative Fund performance, as intermediate and long duration assets rallied during the fiscal year as a result of lower Treasury rates.

The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus the Bloomberg Barclays U.S. Aggregate Bond Index. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the Bloomberg Bar-clays U.S. Aggregate Bond Index, on average, and the timing of changes and the degree of variance from this index during the fiscal year detracted slightly from relative returns. Buying and selling US Treasury futures were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default

4                         Invesco Core Bond Fund

swaps index contracts at various points throughout the fiscal year. The currency management was carried out via currency forwards on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Core Bond Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: US Federal Reserve

4 Source: US Department of the Treasury

Portfolio manager(s):

Matt Brill

Michael D. Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco Core Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Core Bond Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares

Inception (4/15/88)	4.42%

10 Years	4.07

5 Years	3.49

1 Year	2.82

Class C Shares

Inception (7/11/95)	3.15%

10 Years	3.85

5 Years	3.51

1 Year	5.51

Class R Shares

Inception (3/1/01)	2.46%

10 Years	4.21

5 Years	4.03

1 Year	6.90

Class Y Shares

Inception (4/27/98)	3.27%

10 Years	4.77

5 Years	4.66

1 Year	7.56

Class R5 Shares

10 Years	4.56%

5 Years	4.47

1 Year	7.71

Class R6 Shares

Inception (4/27/12)	4.56%

5 Years	4.72

1 Year	7.76

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Total Return Bond Fund. Note: The Fund was subsequently renamed the Invesco Core Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Core Bond Fund

Invesco Core Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed income markets.
∎	The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Core Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	36.67%
U.S. Government Sponsored Agency Mortgage-Backed Securities	25.38
Asset-Backed Securities	20.33
U.S. Treasury Securities	7.84
Security Types Each Less Than 1% of Portfolio	1.09
Money Market Funds Plus Other Assets Less Liabilities	8.69

Top Five Debt Issuers*

% of total net assets
1. Uniform Mortgage-Backed Securities	19.43%
2. U.S. Treasury	7.84
3. Government National Mortgage Association	4.14
4. World Financial Network Credit Card Master Trust	1.66
5. AmeriCredit Automobile Receivables Trust	1.33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco Core Bond Fund

Schedule of Investments (a)

October 31, 2020

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-36.67%
Advertising-0.18%
Interpublic Group of Cos., Inc. (The), 3.75%, 10/01/2021	$3,141,000	$3,238,231

Aerospace & Defense-0.73%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(b)	2,619,000	2,961,302

Boeing Co. (The), 2.75%, 02/01/2026	3,141,000	3,131,741

3.63%, 02/01/2031	1,121,000	1,117,993

L3Harris Technologies, Inc., 3.85%, 06/15/2023	3,486,000	3,766,335

Northrop Grumman Corp., 4.75%, 06/01/2043	1,814,000	2,341,753

		13,319,124

Agricultural Products-0.21%
Bunge Ltd. Finance Corp., 3.50%, 11/24/2020	3,907,000	3,913,966

Airlines-0.91%
Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/2028	3,787,000	3,691,563

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	2,875,000	2,920,218

4.75%, 10/20/2028(b)	4,820,000	4,929,783

United Airlines Pass-Through Trust, Series 2020-1 Class A, 5.88%, 10/15/2027	5,066,000	5,094,269

Series 2019-2, Class AA, 2.70%, 05/01/2032	38,000	35,729

		16,671,562

Apparel Retail-0.63%
Ross Stores, Inc., 3.38%, 09/15/2024	4,203,000	4,504,290

4.60%, 04/15/2025	3,614,000	4,176,587

0.88%, 04/15/2026	1,422,000	1,411,592

4.70%, 04/15/2027	541,000	635,108

1.88%, 04/15/2031	734,000	727,066

		11,454,643

Application Software-0.07%
Autodesk, Inc., 4.38%, 06/15/2025	1,102,000	1,256,648

Asset Management & Custody Banks-0.29%
Bank of New York Mellon Corp. (The), Series G, 4.70%(c)(d)	3,192,000	3,423,420

Carlyle Finance Subsidiary LLC, 3.50%, 09/19/2029(b)	1,743,000	1,884,182

		5,307,602

Automobile Manufacturers-1.44%
Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(b)	3,544,000	3,658,839

	Principal Amount	Value

Automobile Manufacturers-(continued)
General Motors Financial Co., Inc., 4.20%, 11/06/2021	$3,150,000	$3,245,974

4.15%, 06/19/2023	3,253,000	3,475,873

Hyundai Capital America, 5.75%, 04/06/2023(b)	3,641,000	4,038,170

4.13%, 06/08/2023(b)	3,476,000	3,736,790

Nissan Motor Acceptance Corp., 3.65%, 09/21/2021(b)	4,145,000	4,222,231

Volkswagen Group of America Finance LLC (Germany), 4.00%, 11/12/2021(b)	3,722,000	3,853,779

		26,231,656

Biotechnology-0.42%
AbbVie, Inc., 3.85%, 06/15/2024(b)	3,844,000	4,215,497

2.95%, 11/21/2026(b)	1,400,000	1,529,949

4.05%, 11/21/2039(b)	1,598,000	1,827,546

		7,572,992

Brewers-0.19%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	2,055,000	3,370,704

Broadcasting-0.55%
Discovery Communications LLC, 4.00%, 09/15/2055(b)	8,989,000	9,088,766

Fox Corp., 3.05%, 04/07/2025	931,000	1,014,920

		10,103,686

Building Products-0.28%
Carrier Global Corp., 2.24%, 02/15/2025(b)	4,809,000	5,027,304

Cable & Satellite-0.74%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.13%, 07/01/2049	1,012,000	1,180,193

Comcast Corp., 4.00%, 03/01/2048	945,000	1,142,303

2.80%, 01/15/2051	2,529,000	2,508,583

2.45%, 08/15/2052	2,399,000	2,194,650

2.65%, 08/15/2062	2,962,000	2,793,286

Cox Communications, Inc., 1.80%, 10/01/2030(b)	949,000	928,015

2.95%, 10/01/2050(b)	1,516,000	1,453,525

Time Warner Cable LLC, 4.50%, 09/15/2042	1,191,000	1,292,484

		13,493,039

Data Processing & Outsourced Services-0.10%
Global Payments, Inc., 3.20%, 08/15/2029	1,689,000	1,827,857

Distillers & Vintners-0.18%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	3,112,000	3,303,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Bond Fund

	Principal Amount	Value

Distributors-0.16%
Genuine Parts Co., 1.88%, 11/01/2030	$3,059,000	$2,997,088

Diversified Banks-3.75%
Bank of America Corp., 3.82%, 01/20/2028(c)	2,120,000	2,395,419

2.59%, 04/29/2031(c)	2,247,000	2,354,300

1.90%, 07/23/2031(c)	6,632,000	6,552,083

1.92%, 10/24/2031(c)	5,360,000	5,301,523

BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(b)	2,000,000	1,987,500

BBVA USA, 2.50%, 08/27/2024	2,735,000	2,852,128

Citigroup, Inc., 3.11%, 04/08/2026(c)	3,102,000	3,353,339

4.41%, 03/31/2031(c)	2,612,000	3,098,782

4.75%, 05/18/2046	1,371,000	1,708,158

Danske Bank A/S (Denmark), 3.24%, 12/20/2025(b)(c)	1,391,000	1,475,974

HSBC Holdings PLC (United Kingdom), 1.65%, 04/18/2026(c)	1,433,000	1,437,451

JPMorgan Chase & Co., 3.80%, 07/23/2024(c)	3,719,000	4,031,744

2.08%, 04/22/2026(c)	4,035,000	4,223,466

2.96%, 05/13/2031(c)	2,601,000	2,772,209

3.11%, 04/22/2041(c)	2,510,000	2,702,762

Mitsubishi UFJ Financial Group, Inc. (Japan), 3.74%, 03/07/2029	2,009,000	2,308,654

Sumitomo Mitsui Financial Group, Inc. (Japan), 1.47%, 07/08/2025	1,964,000	2,002,080

2.14%, 09/23/2030	5,496,000	5,384,602

Truist Bank, 2.64%, 09/17/2029(c)	4,568,000	4,739,708

U.S. Bancorp, 1.38%, 07/22/2030	2,655,000	2,624,708

Wells Fargo & Co., 2.19%, 04/30/2026(c)	1,169,000	1,216,620

3.07%, 04/30/2041(c)	1,663,000	1,726,674

4.75%, 12/07/2046	1,770,000	2,174,548

		68,424,432

Diversified Capital Markets-0.53%
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	1,815,000	2,007,958

Credit Suisse Group AG (Switzerland), 4.55%, 04/17/2026	1,642,000	1,912,051

4.19%, 04/01/2031(b)(c)	2,115,000	2,429,462

UBS Group AG (Switzerland), 4.13%, 04/15/2026(b)	1,614,000	1,853,326

4.25%, 03/23/2028(b)	1,319,000	1,524,890

		9,727,687

Diversified Chemicals-0.24%
Dow Chemical Co. (The), 3.63%, 05/15/2026	2,391,000	2,668,816

Eastman Chemical Co., 3.50%, 12/01/2021	1,593,000	1,641,023

		4,309,839

	Principal Amount	Value

Diversified Metals & Mining-0.35%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	$1,168,000	$1,258,747

5.38%, 04/01/2025(b)	4,514,000	5,207,630

		6,466,377

Diversified REITs-0.32%
Brixmor Operating Partnership L.P., 4.13%, 05/15/2029	1,798,000	1,951,633

4.05%, 07/01/2030	2,026,000	2,190,536

Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	1,752,000	1,737,900

		5,880,069

Drug Retail-0.20%
Walgreen Co., 3.10%, 09/15/2022	3,384,000	3,551,987

Electric Utilities-1.33%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	2,489,000	2,884,159

Berkshire Hathaway Energy Co., 2.85%, 05/15/2051(b)	6,254,000	6,119,946

EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	2,377,000	2,589,556

Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	2,294,000	2,321,418

Enel Finance International N.V. (Italy), 2.88%, 05/25/2022(b)	3,320,000	3,425,376

Eversource Energy, Series Q, 0.80%, 08/15/2025	473,000	471,593

FirstEnergy Corp., Series A, 1.60%, 01/15/2026	387,000	377,437

Series B, 3.90%, 07/15/2027	1,904,000	2,036,448

2.25%, 09/01/2030	604,000	570,340

Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/2028(b)	2,048,000	2,258,754

Oklahoma Gas & Electric Co., 3.25%, 04/01/2030	1,126,000	1,258,622

		24,313,649

Electrical Components & Equipment-0.21%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	3,937,000	3,847,894

Electronic Components-0.08%
Corning, Inc., 5.45%, 11/15/2079	1,092,000	1,377,602

Electronic Manufacturing Services-0.17%
Jabil, Inc., 3.00%, 01/15/2031	3,110,000	3,145,681

Financial Exchanges & Data-0.38%
Intercontinental Exchange, Inc., 3.00%, 09/15/2060	2,621,000	2,632,487

Moody’s Corp., 3.25%, 05/20/2050	961,000	1,008,432

2.55%, 08/18/2060	804,000	718,957

S&P Global, Inc., 1.25%, 08/15/2030	1,732,000	1,687,568

2.30%, 08/15/2060	930,000	832,480

		6,879,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Bond Fund

	Principal Amount	Value

Gas Utilities-0.04%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	$794,000	$809,409

Health Care Equipment-0.11%
Becton, Dickinson and Co., 3.70%, 06/06/2027	1,780,000	2,015,723

Health Care Facilities-0.07%
CommonSpirit Health, 1.55%, 10/01/2025	1,184,000	1,188,363

Health Care REITs-0.39%
Healthcare Trust of America Holdings L.P., 3.50%, 08/01/2026	2,397,000	2,691,047

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	2,594,000	2,501,521

Welltower, Inc., 2.70%, 02/15/2027	1,809,000	1,905,308

		7,097,876

Health Care Services-1.32%
Bon Secours Mercy Health, Inc., Series 20-2, 2.10%, 06/01/2031	925,000	925,288

3.21%, 06/01/2050	925,000	930,799

Cigna Corp., 4.13%, 11/15/2025	2,616,000	2,994,695

CVS Health Corp., 1.30%, 08/21/2027	2,655,000	2,615,716

2.70%, 08/21/2040	1,148,000	1,098,888

Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(b)	3,228,000	3,409,292

New York and Presbyterian Hospital (The), 2.26%, 08/01/2040	1,255,000	1,175,898

2.61%, 08/01/2060	1,846,000	1,707,161

Sutter Health, Series 20A, 3.16%, 08/15/2040	3,945,000	3,955,807

3.36%, 08/15/2050	2,945,000	2,930,475

Texas Health Resources, 2.33%, 11/15/2050	2,601,000	2,306,980

		24,050,999

Home Improvement Retail-0.19%
Lowe’s Cos., Inc., 1.30%, 04/15/2028	2,052,000	2,033,166

4.50%, 04/15/2030	1,209,000	1,484,818

		3,517,984

Homebuilding-0.19%
D.R. Horton, Inc., 4.75%, 02/15/2023	3,193,000	3,455,039

Industrial Conglomerates-0.10%
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	1,628,000	1,747,906

Industrial REITs-0.06%
Lexington Realty Trust, 2.70%, 09/15/2030	1,070,000	1,081,170

	Principal Amount	Value

Insurance Brokers-0.04%
Brown & Brown, Inc., 2.38%, 03/15/2031	$776,000	$779,795

Integrated Oil & Gas-0.13%
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	2,399,000	2,399,398

Integrated Telecommunication Services-1.29%
AT&T, Inc.,
4.30%, 02/15/2030	2,571,000	2,998,737

3.10%, 02/01/2043	3,185,000	3,034,714

4.35%, 06/15/2045	279,000	308,870

4.50%, 03/09/2048	1,278,000	1,426,817

3.50%, 09/15/2053(b)	4,891,000	4,653,068

3.55%, 09/15/2055(b)	903,000	857,891

3.65%, 09/15/2059(b)	247,000	234,996

3.50%, 02/01/2061	2,040,000	1,887,728

British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	2,013,000	2,223,459

Verizon Communications, Inc., 4.52%, 09/15/2048	1,799,000	2,306,658

5.01%, 04/15/2049	1,630,000	2,250,774

2.99%, 10/30/2056(b)	1,385,000	1,402,610

		23,586,322

Interactive Home Entertainment-0.16%
Activision Blizzard, Inc., 2.50%, 09/15/2050	3,278,000	2,949,544

Interactive Media & Services-0.27%
Alphabet, Inc., 1.90%, 08/15/2040	711,000	669,979

2.25%, 08/15/2060	2,784,000	2,507,027

Baidu, Inc. (China), 1.72%, 04/09/2026	1,000,000	1,003,655

2.38%, 10/09/2030	800,000	810,789

		4,991,450

Internet & Direct Marketing Retail-0.28%
Amazon.com, Inc., 0.80%, 06/03/2025	2,800,000	2,828,253

Expedia Group, Inc., 4.63%, 08/01/2027(b)	2,153,000	2,258,716

		5,086,969

Investment Banking & Brokerage-1.03%
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	2,726,000	3,004,064

3.75%, 02/25/2026	1,677,000	1,886,633

3.50%, 11/16/2026	1,745,000	1,933,169

Morgan Stanley, 5.00%, 11/24/2025	2,859,000	3,373,761

2.19%, 04/28/2026(c)	2,013,000	2,110,570

3.62%, 04/01/2031(c)	2,613,000	2,999,687

Raymond James Financial, Inc., 3.63%, 09/15/2026	1,576,000	1,810,866

4.65%, 04/01/2030	1,302,000	1,576,772

		18,695,522

Life & Health Insurance-1.73%
AIA Group Ltd. (Hong Kong), 3.20%, 09/16/2040(b)	1,530,000	1,576,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Bond Fund

	Principal Amount	Value

Life & Health Insurance-(continued)
Athene Global Funding, 1.20%, 10/13/2023(b)	$3,913,000	$3,917,147

2.95%, 11/12/2026(b)	5,054,000	5,320,970

Athene Holding Ltd., 6.15%, 04/03/2030	2,879,000	3,443,153

3.50%, 01/15/2031	1,076,000	1,083,479

Belrose Funding Trust, 2.33%, 08/15/2030(b)	1,787,000	1,782,046

Lincoln National Corp., 3.80%, 03/01/2028	1,946,000	2,189,957

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(c)	2,115,000	2,283,786

Pacific LifeCorp, 3.35%, 09/15/2050(b)	2,553,000	2,623,589

Prudential Financial, Inc., 5.20%, 03/15/2044(c)	3,352,000	3,518,275

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	3,723,000	3,891,525

		31,630,255

Managed Health Care-0.45%
Children’s Hospital, Series 2020, 2.93%, 07/15/2050	1,327,000	1,228,769

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	2,823,000	2,571,813

Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/2041	1,234,000	1,186,912

2.88%, 09/01/2050	1,193,000	1,151,260

MultiCare Health System, 2.80%, 08/15/2050	2,188,000	2,095,435

		8,234,189

Multi-Utilities-0.87%
Ameren Corp., 2.50%, 09/15/2024	2,476,000	2,633,045

CenterPoint Energy, Inc., 4.25%, 11/01/2028	1,512,000	1,784,808

Dominion Energy, Inc., 2.72%, 08/15/2021(e)	2,666,000	2,711,121

Series C, 3.38%, 04/01/2030	2,196,000	2,474,848

DTE Energy Co., Series H, 0.55%, 11/01/2022	1,323,000	1,328,463

Series F, 1.05%, 06/01/2025	1,108,000	1,113,006

WEC Energy Group, Inc., 1.38%, 10/15/2027	1,982,000	1,978,733

1.80%, 10/15/2030	1,802,000	1,784,875

		15,808,899

Office REITs-0.26%
Highwoods Realty L.P., 2.60%, 02/01/2031	630,000	623,391

Office Properties Income Trust, 4.50%, 02/01/2025	4,025,000	4,083,098

		4,706,489

Oil & Gas Exploration & Production-0.44%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	3,853,000	3,900,311

Concho Resources, Inc., 2.40%, 02/15/2031	800,000	807,641

	Principal Amount	Value

Oil & Gas Exploration & Production-(continued)
Pioneer Natural Resources Co., 1.90%, 08/15/2030	$3,464,000	$3,245,177

		7,953,129

Oil & Gas Storage & Transportation-1.68%
Energy Transfer Operating L.P., 4.25%, 03/15/2023	2,716,000	2,830,648

Kinder Morgan Energy Partners L.P., 5.80%, 03/01/2021	1,666,000	1,694,536

Kinder Morgan, Inc., 2.00%, 02/15/2031	1,694,000	1,614,163

5.20%, 03/01/2048	1,273,000	1,474,141

3.25%, 08/01/2050	852,000	767,919

MPLX L.P., 1.34%, (3 mo. USD LIBOR + 1.10%), 09/09/2022(f)	1,999,000	1,999,233

1.75%, 03/01/2026	2,403,000	2,392,571

4.25%, 12/01/2027	1,998,000	2,213,471

2.65%, 08/15/2030	2,532,000	2,439,965

ONEOK, Inc., 5.85%, 01/15/2026	977,000	1,110,684

6.35%, 01/15/2031	3,720,000	4,314,801

Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	1,775,000	1,924,370

Sunoco Logistics Partners Operations L.P., 4.00%, 10/01/2027	2,134,000	2,181,944

Williams Cos., Inc. (The), 3.70%, 01/15/2023	3,489,000	3,676,948

		30,635,394

Other Diversified Financial Services-0.75%
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(b)	1,267,000	1,400,502

1.60%, 03/30/2031(b)	3,637,000	3,561,983

2.80%, 09/30/2050(b)	1,679,000	1,668,675

Equitable Holdings, Inc., Series B, 4.95%(c)(d)	1,502,000	1,550,815

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	1,546,000	1,561,383

Pershing Square Holdings Ltd. (Guernsey), 3.25%, 11/15/2030(b)	3,900,000	3,893,434

		13,636,792

Packaged Foods & Meats-0.61%
Conagra Brands, Inc., 4.60%, 11/01/2025	3,386,000	3,939,882

Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/2021(b)	4,027,000	4,085,937

Tyson Foods, Inc., 3.90%, 09/28/2023	2,828,000	3,086,307

		11,112,126

Paper Packaging-0.17%
Packaging Corp. of America, 3.65%, 09/15/2024	2,860,000	3,128,877

Pharmaceuticals-0.74%
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026	1,368,000	1,349,517

1.38%, 08/06/2030	1,767,000	1,717,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Bond Fund

	Principal Amount	Value

Pharmaceuticals-(continued)
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	$3,457,000	$3,767,773

Mylan, Inc., 3.13%, 01/15/2023(b)	3,432,000	3,607,474

Royalty Pharma PLC, 1.20%, 09/02/2025(b)	989,000	985,069

1.75%, 09/02/2027(b)	908,000	902,997

2.20%, 09/02/2030(b)	1,098,000	1,081,631

		13,412,417

Property & Casualty Insurance-0.59%
Arch Capital Group Ltd., 3.64%, 06/30/2050	1,507,000	1,626,285

CNA Financial Corp., 3.45%, 08/15/2027	2,395,000	2,674,573

Fidelity National Financial, Inc., 3.40%, 06/15/2030	1,867,000	1,991,973

2.45%, 03/15/2031	2,660,000	2,606,276

W.R. Berkley Corp., 4.00%, 05/12/2050	1,639,000	1,927,527

		10,826,634

Railroads-0.16%
Union Pacific Corp., 2.15%, 02/05/2027	2,816,000	2,987,674

Regional Banks-1.25%
Citizens Financial Group, Inc., 2.50%, 02/06/2030	2,722,000	2,850,013

Fifth Third Bancorp, 2.55%, 05/05/2027	1,647,000	1,756,807

Fifth Third Bank N.A., 3.85%, 03/15/2026	1,583,000	1,790,923

Huntington Bancshares, Inc., 4.00%, 05/15/2025	3,468,000	3,929,311

KeyBank N.A., 3.40%, 05/20/2026	2,054,000	2,286,069

KeyCorp, 4.15%, 10/29/2025	1,134,000	1,304,870

2.25%, 04/06/2027	3,956,000	4,155,426

PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	2,465,000	2,748,642

Synovus Financial Corp., 3.13%, 11/01/2022	1,855,000	1,917,727

		22,739,788

Reinsurance-0.14%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	2,559,000	2,601,024

Residential REITs-0.30%
Essex Portfolio L.P., 1.65%, 01/15/2031	1,192,000	1,150,840

2.65%, 09/01/2050	2,125,000	1,938,538

Spirit Realty L.P., 3.20%, 01/15/2027	2,296,000	2,317,797

		5,407,175

Retail REITs-1.30%
Kimco Realty Corp., 1.90%, 03/01/2028	2,981,000	2,941,054

2.70%, 10/01/2030	1,732,000	1,754,181

Kite Realty Group L.P., 4.00%, 10/01/2026	2,387,000	2,344,155

	Principal Amount	Value

Retail REITs-(continued)
Realty Income Corp., 3.25%, 01/15/2031	$2,297,000	$2,513,612

Regency Centers L.P., 2.95%, 09/15/2029	2,690,000	2,776,371

Retail Properties of America, Inc., 4.75%, 09/15/2030	1,731,000	1,718,646

Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(b)(c)	4,108,000	4,041,235

5.13%, 09/24/2080(b)(c)	3,369,000	3,314,940

Simon Property Group L.P., 3.50%, 09/01/2025	816,000	893,661

3.80%, 07/15/2050	1,393,000	1,371,235

		23,669,090

Semiconductor Equipment-0.18%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 2.70%, 05/01/2025(b)	690,000	735,090

3.88%, 06/18/2026(b)	2,187,000	2,459,368

		3,194,458

Semiconductors-1.11%
Analog Devices, Inc., 2.95%, 04/01/2025	1,131,000	1,231,005

Broadcom, Inc., 2.25%, 11/15/2023	2,538,000	2,638,314

4.70%, 04/15/2025	3,268,000	3,715,764

3.15%, 11/15/2025	2,606,000	2,812,528

4.15%, 11/15/2030	2,624,000	2,944,838

QUALCOMM, Inc., 2.15%, 05/20/2030	3,304,000	3,431,706

3.25%, 05/20/2050	3,207,000	3,534,798

		20,308,953

Soft Drinks-0.19%
Keurig Dr Pepper, Inc., 4.06%, 05/25/2023	3,240,000	3,518,345

Specialized REITs-0.47%
Agree L.P., 2.90%, 10/01/2030	777,000	797,878

American Tower Corp., 3.00%, 06/15/2023	2,864,000	3,035,850

4.00%, 06/01/2025	1,796,000	2,016,708

1.30%, 09/15/2025	1,662,000	1,678,098

Crown Castle International Corp., 3.30%, 07/01/2030	942,000	1,026,904

		8,555,438

Specialty Stores-0.03%
Tractor Supply Co., 1.75%, 11/01/2030	547,000	537,051

Systems Software-0.38%
Leidos, Inc., 2.30%, 02/15/2031(b)	3,717,000	3,691,631

Oracle Corp., 3.85%, 04/01/2060	2,839,000	3,222,877

		6,914,508

Technology Hardware, Storage & Peripherals-0.93%
Apple, Inc., 4.38%, 05/13/2045	1,913,000	2,526,557

2.55%, 08/20/2060	8,668,000	8,337,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Bond Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals-(continued)
Dell International LLC/EMC Corp., 5.30%, 10/01/2029(b)	$3,500,000	$4,053,655

Lenovo Group Ltd. (China), 3.42%, 11/02/2030(b)	1,970,000	1,997,041

		16,914,671

Tobacco-0.66%
Altria Group, Inc., 3.49%, 02/14/2022	2,131,000	2,212,460

BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	2,252,000	2,246,773

Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(b)	3,431,000	3,575,159

Philip Morris International, Inc.,
1.50%, 05/01/2025	1,359,000	1,399,036

0.88%, 05/01/2026	2,527,000	2,515,458

		11,948,886

Trucking-0.79%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 07/29/2021(b)	1,372,000	1,400,168

4.00%, 07/15/2025(b)	1,634,000	1,844,196

1.20%, 11/15/2025(b)	1,505,000	1,503,358

3.40%, 11/15/2026(b)	2,993,000	3,290,853

Ryder System, Inc., 2.50%, 09/01/2024	1,973,000	2,083,732

4.63%, 06/01/2025	2,812,000	3,236,378

3.35%, 09/01/2025	1,012,000	1,115,176

		14,473,861

Wireless Telecommunication Services-0.18%
T-Mobile USA, Inc., 3.50%, 04/15/2025(b)	3,072,000	3,368,786

Total U.S. Dollar Denominated Bonds & Notes (Cost $639,212,315)		668,692,903

U.S. Government Sponsored Agency Mortgage-Backed Securities-25.38%
Collateralized Mortgage Obligations-1.49%
Fannie Mae Interest STRIPS, IO,
7.00%, 06/25/2023 to 04/25/2032	1,165,459	238,082

7.50%, 10/25/2023 to 11/25/2029	238,588	20,127

6.50%, 04/25/2029 to 02/25/2033(f)(g)	1,857,369	365,373

6.00%, 06/25/2033 to 03/25/2036(f)(g)	1,226,385	234,771

5.50%, 09/25/2033 to 06/25/2035(f)(g)	2,140,055	382,391

	Principal Amount	Value

Collateralized Mortgage Obligations-(continued)
Fannie Mae REMICs, 3.00%, 12/25/2020 to 11/25/2027	$2,528,113	$147,107

6.50%, 06/25/2023 to 10/25/2031	377,076	419,799

4.50%, 08/25/2025	79,846	82,425

5.50%, 12/25/2025 to 07/25/2046	5,675,961	4,689,516

7.00%, 07/25/2026 to 04/25/2033	715,502	165,527

4.00%, 08/25/2026 to 08/25/2047	4,919,270	366,891

6.00%, 11/25/2028	114,721	130,288

7.50%, 12/25/2029	797,983	925,991

1.15% (1 mo. USD LIBOR + 1.00%), 07/25/2032(f)	94,874	96,945

0.55% (1 mo. USD LIBOR + 0.40%), 03/25/2033(f)	26,621	26,657

13.80% (1 mo. USD LIBOR + 14.10%), 12/25/2033(f)	11,202	11,384

0.40% (1 mo. USD LIBOR + 0.25%), 08/25/2035(f)	103,062	103,150

23.65% (1 mo. USD LIBOR + 24.20%), 06/25/2036(f)	211,841	358,597

1.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(f)	109,523	112,245

1.50%, 01/25/2040	1,567,200	1,578,330

5.00%, 04/25/2040 to 09/25/2047(f)(g)	13,422,886	2,221,546

IO,
6.95%, 06/25/2023 to 11/25/2030(f)(g)	315,428	15,239

6.55%, 02/25/2024 to 05/25/2035(f)(g)	666,078	132,304

8.00% (1 mo. USD LIBOR + 8.15%), 04/25/2027(f)(g)	97,180	16,706

9.65% (1 mo. USD LIBOR + 9.80%), 03/17/2031(f)(g)	110	8

7.60%, 07/25/2031 to 02/25/2032(f)(g)	87,612	18,688

7.70% (1 mo. USD LIBOR + 7.85%), 11/18/2031(f)(g)	77,442	15,960

7.75% (1 mo. USD LIBOR + 7.90%), 11/25/2031(f)(g)	178,816	35,822

7.10% (1 mo. USD LIBOR + 7.25%), 01/25/2032(f)(g)	141,426	29,080

7.80%, 01/25/2032 to 07/25/2032(f)(g)	259,466	47,488

7.95%, 02/25/2032 to 03/25/2032(f)(g)	35,995	6,123

1.00% (1 mo. USD LIBOR + 8.00%), 04/25/2032(f)(g)	221,332	5,370

6.85%, 04/25/2032 to 09/25/2032(f)(g)	584,545	112,056

7.85%, 04/25/2032 to 12/25/2032(f)(g)	441,120	98,234

7.85% (1 mo. USD LIBOR + 8.00%), 12/18/2032(f)(g)	270,539	61,917

7.95%, 12/18/2032(f)(g)	83,590	17,061

8.05% (1 mo. USD LIBOR + 8.20%), 01/25/2033(f)(g)	364,287	84,322

8.10%, 02/25/2033 to 05/25/2033(f)(g)	286,417	68,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
7.40% (1 mo. USD LIBOR + 7.55%), 10/25/2033(f)(g)	$301,210	$67,582

6.60% (6.75% - 1 mo. USD LIBOR), 03/25/2035(f)(g)	132,097	22,760

6.45% (1 mo. USD LIBOR + 6.60%), 05/25/2035(f)(g)	449,943	73,770

3.50%, 08/25/2035	6,438,516	787,912

5.95% (1 mo. USD LIBOR + 6.10%), 10/25/2035(f)(g)	287,120	56,906

6.43% (1 mo. USD LIBOR + 6.58%), 06/25/2036(f)(g)	20,795	4,049

5.90% (1 mo. USD LIBOR + 6.05%), 07/25/2038(f)(g)	89,602	16,311

6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(f)(g)	632,299	133,892

6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(f)(g)	1,751,709	348,704

PO,
0.00%, 09/25/2023(h)	22,060	21,734

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, 0.50%, 03/25/2024(i)	76,482,324	872,541

Series KC03, Class X1, 0.63%, 11/25/2024(i)	42,753,496	734,984

Series K734, Class X1, 0.65%, 02/25/2026(i)	33,351,035	983,926

Series K735, Class X1, 1.10%, 05/25/2026(i)	34,303,792	1,616,988

Series K093, Class X1, 0.95%, 05/25/2029(i)	27,758,375	1,945,554

Freddie Mac REMICs, 1.50%, 07/15/2023	225,441	227,271

5.00%, 09/15/2023	179,019	186,389

1.20% (1 mo. USD LIBOR + 1.05%), 10/15/2023(f)	165,452	165,515

6.50%, 02/15/2028 to 06/15/2032	1,156,038	1,327,069

6.00%, 04/15/2029	72,194	81,739

1.05% (1 mo. USD LIBOR + 0.90%), 07/15/2031(f)	78,486	79,874

7.00%, 03/15/2032	274,486	327,158

3.50%, 05/15/2032	247,057	265,164

1.15% (1 mo. USD LIBOR + 1.00%), 06/15/2032(f)	308,427	315,131

24.21% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(f)	58,653	97,694

0.55% (1 mo. USD LIBOR + 0.40%), 09/15/2035(f)	171,612	172,817

4.00%, 04/15/2040 to 03/15/2045	2,827,357	341,425

IO,
7.50%, 07/15/2026 to 03/15/2029(f)(g)	303,465	49,772

3.00%, 06/15/2027 to 05/15/2040	8,387,116	508,414

2.50%, 05/15/2028	1,624,423	88,583

7.55% (1 mo. USD LIBOR + 7.70%), 03/15/2029(f)(g)	49,346	6,152

7.95% (1 mo. USD LIBOR + 8.10%), 09/15/2029(f)(g)	13,101	2,505

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
7.60% (1 mo. USD LIBOR + 7.75%), 01/15/2032(f)(g)	$190,248	$40,773

6.90% (1 mo. USD LIBOR + 7.05%), 10/15/2033(f)(g)	380,231	76,943

6.55% (6.70% - 1 mo. USD LIBOR), 01/15/2035(f)(g)	365,257	68,353

6.60% (6.75% - 1 mo. USD LIBOR), 02/15/2035(f)(g)	297,316	55,872

6.57%, 05/15/2035(f)(g)	1,468,958	272,670

6.50% (1 mo. USD LIBOR + 6.65%), 07/15/2035(f)(g)	345,255	106,968

6.85% (7.00% - 1 mo. USD LIBOR), 12/15/2037(f)(g)	131,853	31,011

5.85% (1 mo. USD LIBOR + 6.00%), 04/15/2038(f)(g)	55,832	9,994

5.92% (6.07% - 1 mo. USD LIBOR), 05/15/2038(f)(g)	1,743,307	350,957

6.10% (1 mo. USD LIBOR + 6.25%), 12/15/2039(f)(g)	442,531	84,851

5.95% (6.10% - 1 mo. USD LIBOR), 01/15/2044(f)(g)	2,184,208	349,886

Freddie Mac STRIPS,
IO,
7.00%, 04/01/2027	126,622	17,668

3.00%, 12/15/2027	3,296,715	218,300

3.27%, 12/15/2027(f)(g)	878,408	47,163

6.50%, 02/01/2028	14,417	2,111

7.50%, 12/15/2029	34,424	6,639

6.00%, 12/15/2032	105,410	17,261

PO, 0.00%, 06/01/2026(h)	15,721	15,262

		27,144,540

Federal Home Loan Mortgage Corp. (FHLMC)–0.14%
6.50%, 04/01/2021 to 04/01/2034	127,673	143,613

7.00%, 07/01/2021 to 10/01/2037	1,186,221	1,379,982

9.00%, 08/01/2022 to 05/01/2025	1,617	1,756

6.00%, 07/01/2024 to 11/01/2037	108,184	123,729

5.50%, 09/01/2039	758,831	876,903

		2,525,983

Federal National Mortgage Association (FNMA)–0.18%
6.50%, 02/01/2021 to 11/01/2031	875,508	978,660

8.50%, 07/01/2032	2,193	2,201

7.50%, 01/01/2033 to 08/01/2033	909,454	1,057,768

7.00%, 04/01/2033 to 04/01/2034	562,118	656,745

5.50%, 02/01/2035 to 05/01/2036	618,664	730,650

		3,426,024

Government National Mortgage Association (GNMA)–4.14%
ARM 2.25%,(1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(f)	2,561	2,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Bond Fund

	Principal Amount	Value

Government National Mortgage Association (GNMA)- (continued)
IO,
7.35% (7.50% - 1 mo. USD LIBOR), 02/16/2032(f)(g)	$94,343	$308

6.40% (6.55% - 1 mo. USD LIBOR), 04/16/2037(f)(g)	929,881	193,372

6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(f)(g)	2,719,458	479,719

4.50%, 09/16/2047	4,946,955	743,729

6.05% (6.20% - 1 mo. USD LIBOR), 10/16/2047(f)(g)	4,650,982	838,964

TBA, 3.50%, 11/01/2050(j)	69,445,000	73,208,865

		75,467,588

Uniform Mortgage-Backed Securities-19.43%
TBA,
2.00%, 11/01/2035 to 11/01/2050(j)	202,518,051	208,949,278

3.00%, 11/01/2035 to 11/01/2050(j)	139,055,000	145,377,926

		354,327,204

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $463,610,037)		462,891,339

Asset-Backed Securities-20.33%
Alternative Loan Trust,
Series 2005-29CB, Class A4, 5.00%, 07/25/2035	427,008	350,012

American Credit Acceptance Receivables Trust, Series 2017-4, Class D, 3.57%, 01/10/2024(b)	2,647,460	2,688,216

Series 2018-2, Class C, 3.70%, 07/10/2024(b)	1,630,368	1,641,640

Series 2018-3, Class D, 4.14%, 10/15/2024(b)	410,000	420,920

Series 2018-4, Class C, 3.97%, 01/13/2025(b)	2,507,369	2,542,423

Series 2019-3, Class C, 2.76%, 09/12/2025(b)	2,700,000	2,754,224

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.42%, 04/18/2023	3,735,000	3,836,669

Series 2017-3, Class D, 3.18%, 07/18/2023	4,000,000	4,132,049

Series 2017-4, Class D, 3.08%, 12/18/2023	2,885,000	2,982,055

Series 2018-3, Class C, 3.74%, 10/18/2024	4,225,000	4,465,424

Series 2019-2, Class C, 2.74%, 04/18/2025	1,645,000	1,710,863

Series 2019-2, Class D, 2.99%, 06/18/2025	4,570,000	4,808,791

Series 2019-3, Class D, 2.58%, 09/18/2025	2,285,000	2,366,096

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(i)	2,482,626	2,506,757

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(i)	6,726,049	6,769,321

	Principal Amount	Value

Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$285,984	$279,460

Series 2007-C, Class 1A4, 3.85%, 05/20/2036(i)	115,427	113,227

Banc of America Mortgage Trust,
Series 2007-1, Class 1A24, 6.00%, 03/25/2037	378,676	375,777

BANK 2019-BNK16,
Series 2019-BNK16, Class XA, 0.96%, 02/15/2052(i)	24,515,151	1,538,703

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(f)	267,998	271,075

Series 2006-1, Class A1, 3.84% (1 yr. U.S. Treasury Yield
Curve Rate + 2.25%), 02/25/2036(f)	758,952	770,683

Benchmark Mortgage Trust,
Series 2018-B1, Class XA, 0.52%, 01/15/2051(i)	35,184,787	1,038,483

Capital Auto Receivables Asset Trust,
Series 2017-1, Class D, 3.15%, 02/20/2025(b)	560,000	570,618

Series 2018-2, Class B, 3.48%, 10/20/2023(b)	2,025,000	2,048,975

Series 2018-2, Class C, 3.69%, 12/20/2023(b)	1,950,000	1,988,961

Capital Lease Funding Securitization L.P.,
Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(k)	25,892	314

CarMax Auto Owner Trust,
Series 2017-1, Class D, 3.43%, 07/17/2023	2,675,000	2,701,762

Series 2017-4, Class D, 3.30%, 05/15/2024	1,435,000	1,471,450

CCG Receivables Trust,
Series 2018-1, Class B, 3.09%, 06/16/2025(b)	1,320,000	1,337,202

Series 2018-2, Class C, 3.87%, 12/15/2025(b)	980,000	1,012,961

Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,845,000	1,882,134

Series 2019-2, Class C, 2.89%, 03/15/2027(b)	900,000	915,219

CD Mortgage Trust, Series 2017-
CD6, Class XA, 0.92%, 11/13/2050(i)	11,249,902	476,811

Chase Home Lending Mortgage
Trust, Series 2019-ATR1,
Class A15, 4.00%, 04/25/2049(b)(i)	570,350	586,219

Chase Mortgage Finance Trust,
Series 2005-A2, Class 1A3, 3.86%, 01/25/2036(i)	682,782	657,273

Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, 1.03%, 11/10/2046(i)	12,714,499	331,922

Series 2014-GC21, Class AAB, 3.48%, 05/10/2047	1,114,334	1,164,663

Series 2017-C4, Class XA, 1.10%, 10/12/2050(i)	30,614,382	1,661,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Bond Fund

	Principal Amount	Value

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1, 3.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(f)	$1,426,840	$1,442,927

CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	960,000	976,095

Series 2019-A, Class A4, 3.22%, 01/15/2026	1,910,000	2,028,225

COLT Mortgage Loan Trust, Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(i)	5,368,638	5,423,674

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	3,354,811	3,384,574

COMM Mortgage Trust, Series 2013-CR6, Class AM, 3.15%, 03/10/2046(b)	2,945,000	3,053,276

Series 2014-LC15, Class AM, 4.20%, 04/10/2047	2,865,000	3,103,345

Commercial Mortgage Trust, Series 2012-CR5, Class XA, 1.52%, 12/10/2045(i)	11,668,141	309,718

Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	825,604	863,167

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	5,720,000	6,244,193

Countrywide Alternative Loan Trust, Series 2005-21CB, Class A7, 5.50%, 06/25/2035	867,284	821,489

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	11,290,313

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	717,232	568,680

Dell Equipment Finance Trust, Series 2018-1, Class B, 3.34%, 06/22/2023(b)	1,366,000	1,381,883

Series 2019-1, Class C, 3.14%, 03/22/2024(b)	5,330,000	5,466,825

Series 2019-2, Class D, 2.48%, 04/22/2025(b)	1,925,000	1,949,169

Drive Auto Receivables Trust, Series 2016-CA, Class D, 4.18%, 03/15/2024(b)	1,040,778	1,057,363

Series 2017-1, Class D, 3.84%, 03/15/2023	2,775,787	2,816,016

Series 2018-1, Class D, 3.81%, 05/15/2024	2,139,652	2,186,417

Series 2018-2, Class D, 4.14%, 08/15/2024	3,655,000	3,782,650

Series 2018-3, Class D, 4.30%, 09/16/2024	3,340,000	3,483,375

Series 2018-5, Class C, 3.99%, 01/15/2025	3,380,000	3,478,635

Series 2019-1, Class C, 3.78%, 04/15/2025	5,345,000	5,481,169

	Principal Amount	Value

DT Auto Owner Trust, Series 2017-1A, Class D, 3.55%, 11/15/2022(b)	$306,540	$307,280

Series 2017-2A, Class D, 3.89%, 01/15/2023(b)	492,873	495,254

Series 2017-3A, Class D, 3.58%, 05/15/2023(b)	496,955	501,025

Series 2017-3A, Class E, 5.60%, 08/15/2024(b)	3,305,000	3,412,683

Series 2017-4A, Class D, 3.47%, 07/17/2023(b)	1,706,968	1,715,461

Series 2018-3A, Class B, 3.56%, 09/15/2022(b)	1,724,339	1,730,376

Series 2018-3A, Class C, 3.79%, 07/15/2024(b)	1,720,000	1,751,593

Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.30%, 04/19/2044(b)	163,488	163,931

Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(i)	1,490,655	1,510,092

Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	5,180,000	5,304,020

First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 0.80% (1 mo. USD LIBOR + 0.65%), 11/25/2035(f)	563,839	265,935

Flagship Credit Auto Trust, Series 2016-1, Class C, 6.22%, 06/15/2022(b)	2,053,109	2,076,652

Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.75% (1 mo. USD LIBOR + 0.60%), 09/15/2024(f)	9,380,000	9,434,678

FREMF Mortgage Trust, Series 2012-K23, Class C, 3.66%, 10/25/2045(b)(i)	680,000	704,975

Series 2013-K25, Class C, 3.62%, 11/25/2045(b)(i)	605,000	626,996

Series 2013-K26, Class C, 3.60%, 12/25/2045(b)(i)	1,165,000	1,208,612

Series 2013-K27, Class C, 3.50%, 01/25/2046(b)(i)	650,000	674,857

Series 2013-K28, Class C, 3.49%, 06/25/2046(b)(i)	2,580,000	2,688,577

Series 2014-K715, Class C, 4.15%, 02/25/2046(b)(i)	2,603,236	2,608,891

Series 2015-K44, Class B, 3.68%, 01/25/2048(b)(i)	1,175,000	1,268,598

Series 2017-K62, Class B, 3.87%, 01/25/2050(b)(i)	1,040,000	1,134,042

Series 2017-K724, Class B, 3.60%, 11/25/2023(b)(i)	780,000	823,239

GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.82%, 07/15/2022(b)	332,544	333,394

GM Financial Automobile Leasing Trust, Series 2018-2, Class C, 3.50%, 04/20/2022	2,245,000	2,249,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Bond Fund

	Principal Amount	Value

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 01/10/2045	$1,414,657	$1,441,269

Series 2012-GC6, Class AS, 4.95%, 01/10/2045(b)	1,666,000	1,723,499

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	974,215	1,062,929

Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	266,788	272,303

Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	874,776	910,312

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	3,995,886

GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.35%, 07/25/2035(i)	152,983	155,404

HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.46% (1 mo. USD LIBOR + 0.31%), 07/25/2035(f)	79,127	79,259

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/2046	3,490,000	3,786,354

Series 2013-LC11, Class AS, 3.22%, 04/15/2046	1,722,000	1,781,801

Series 2014-C20, Class AS, 4.04%, 07/15/2047	3,950,000	4,255,965

Series 2016-JP3, Class A2, 2.43%, 08/15/2049	1,791,552	1,811,349

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 3.44%, 07/25/2035(i)	475,054	468,575

Series 2018-8, Class A17, 4.00%, 01/25/2049(b)(i)	355,754	357,031

JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	6,600,546

Series 2015-C27, Class XA, 1.17%, 02/15/2048(i)	34,676,629	1,434,114

Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,621,819

LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class IO, 0.94%, 02/18/2030(k)	28,444	1

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(i)	11,342	7,322

Morgan Stanley BAML Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	6,222,000	6,488,317

Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	5,457,551

Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.66%, 06/15/2044(b)	1,661,781	1,699,890

Series 2017-HR2, Class XA, 0.79%, 12/15/2050(i)	13,162,599	593,007

Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	1,888,555	1,924,131

	Principal Amount	Value

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.24% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(f)	$5,054,000	$5,007,935

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.48% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(f)	5,076,061	5,044,674

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	1,965,000	2,014,826

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	6,825,000	6,913,323

RALI Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	79,969	73,903

RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 2.97%, 07/26/2045(b)(i)	35,877	36,189

Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A28, 5.75%, 04/25/2037	400,660	381,756

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(i)	2,415,848	2,452,221

Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 07/17/2023	2,514,617	2,552,534

Series 2017-3, Class D, 3.20%, 11/15/2023	3,750,000	3,828,931

Series 2018-1, Class D, 3.32%, 03/15/2024	1,605,000	1,651,999

Series 2018-2, Class D, 3.88%, 02/15/2024	2,665,000	2,757,583

Series 2018-5, Class C, 3.81%, 12/16/2024	3,533,048	3,577,615

Series 2019-2, Class D, 3.22%, 07/15/2025	3,210,000	3,319,875

Series 2019-3, Class D, 2.68%, 10/15/2025	2,805,000	2,883,608

Santander Retail Auto Lease Trust, Series 2019-A, Class C, 3.30%, 05/22/2023(b)	5,160,000	5,308,632

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(i)	3,231,341	3,291,953

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.51% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(f)	3,000,000	2,980,303

TICP CLO XV Ltd., Series 2020-15A, Class A, 1.50% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(f)	4,685,000	4,661,575

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	4,620,000	4,619,889

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, 1.00%, 11/15/2050(i)	19,894,757	980,280

United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.16%, 08/12/2024(b)	2,475,000	2,494,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Bond Fund

	Principal Amount	Value

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(e)	$6,796,756	$6,913,239

Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(e)	1,733,386	1,763,651

Series 2020-INV1, Class A1, 1.98%, 03/25/2060(b)(i)	1,190,932	1,205,314

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.56%, 10/25/2033(i)	336,866	336,495

Series 2005-AR14, Class 1A4, 3.37%, 12/25/2035(i)	513,970	509,528

Series 2005-AR16, Class 1A1, 3.68%, 12/25/2035(i)	465,501	458,208

Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	4,374,266	4,525,604

Series 2017-C42, Class XA, 0.89%, 12/15/2050(i)	18,297,934	951,004

Westlake Automobile Receivables Trust,
Series 2017-2A, Class E, 4.63%, 07/15/2024(b)	4,070,000	4,107,381

Series 2018-1A, Class D, 3.41%, 05/15/2023(b)	4,034,262	4,068,364

Series 2018-3A, Class B, 3.32%, 10/16/2023(b)	1,295,550	1,298,744

Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	4,570,000	4,669,008

WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class XA, 1.30%, 03/15/2044(b)(i)	12,015,225	36,303

Series 2013-C14, Class AS, 3.49%, 06/15/2046	2,330,000	2,436,509

Series 2014-C20, Class AS, 4.18%, 05/15/2047	1,693,000	1,834,073

Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	5,705,966

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(i)	2,174,838	2,367,799

World Financial Network Credit Card Master Trust,
Series 2018-A, Class A, 3.07%, 12/16/2024	7,965,000	8,028,644

Series 2018-B, Class A, 3.46%, 07/15/2025	3,870,000	3,968,601

Series 2018-C, Class A, 3.55%, 08/15/2025	7,920,000	8,156,335

Series 2019-A, Class A, 3.14%, 12/15/2025	1,150,000	1,189,763

Series 2019-B, Class A, 2.49%, 04/15/2026	4,555,000	4,698,575

Series 2019-C, Class A, 2.21%, 07/15/2026	3,910,000	4,038,013

Total Asset-Backed Securities (Cost $366,657,898)		370,785,020

U.S. Treasury Securities–7.84%
U.S. Treasury Bonds–1.75%
1.13%, 08/15/2040	7,474,700	7,082,278

1.25%, 05/15/2050	27,422,600	24,766,036

		31,848,314

	Principal Amount	Value

U.S. Treasury Notes-6.09%
0.13%, 09/30/2022	$2,244,500	$2,243,448

0.13%, 10/15/2023	3,311,100	3,304,245

0.25%, 09/30/2025	43,967,900	43,701,688

0.38%, 09/30/2027	12,246,200	12,028,064

0.63%, 08/15/2030	50,985,300	49,802,282

		111,079,727

Total U.S. Treasury Securities (Cost $144,688,468)		142,928,041

Municipal Obligations-0.63%
Los Angeles Community College District,
1.81%, 08/01/2030	1,925,000	1,920,823

2.11%, 08/01/2032	1,540,000	1,536,812

Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System), Series 2020 D, Ref. RB, 3.05%, 07/01/2040	1,375,000	1,363,808

Series 2020 D, Ref. RB, 3.20%, 07/01/2050	1,865,000	1,824,119

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	4,965,000	4,853,784

Total Municipal Obligations (Cost $11,670,000)		11,499,346

Agency Credit Risk Transfer Notes-0.46%
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 6.15% (1 mo. USD LIBOR + 6.00%), 09/25/2028(f)	2,555,986	2,697,988

Freddie Mac Series 2014-DN1, Class M2, STACR® , 2.35% (1 mo. USD LIBOR + 2.20%), 02/25/2024(f)	68,941	69,026

Series 2014-DN3, Class M3, STACR® , 4.15% (1 mo. USD LIBOR + 4.00%), 08/25/2024(f)	1,888,666	1,910,425

Series 2018-DNA2, Class M1, STACR® , 0.95% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(f)	733,197	733,725

Series 2018-DNA3, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(f)	2,752	2,752

Series 2018-HQA2, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(f)	459,078	458,224

Series 2019-HRP1, Class M2, STACR® ,1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(f)	1,022,406	986,231

Series 2020-DNA5, Class M1, STACR® , 1.39% (SOFR + 1.30%), 10/25/2050(b)(f)	1,535,000	1,537,060

Total Agency Credit Risk Transfer Notes (Cost $8,625,654)		8,395,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Bond Fund

	Shares	Value

Money Market Funds–31.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(l)(m)	199,073,694	$ 199,073,694

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(l)(m)	142,085,755	142,142,590

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	227,512,792	227,512,792

Total Money Market Funds (Cost $568,753,168)		568,729,076

TOTAL INVESTMENTS IN SECURITIES-122.49% (Cost $2,203,217,540)		2,233,921,156

OTHER ASSETS LESS LIABILITIES–(22.49)%		(410,151,906)

NET ASSETS-100.00%		$1,823,769,250

Investment Abbreviations:

ARM	-	Adjustable Rate Mortgage
CLO	-	Collateralized Loan Obligation
CNH	-	Chinese Renminbi
Ctfs.	-	Certificates
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
PO	-	Principal only
RB	-	Revenue Bonds
Ref.	-	Refunding
REIT	-	Real Estate Investment Trust
REMICs	-	Real Estate Mortgage Investment Conduits
SOFR	-	Secured Overnight Financing Rate
STRIPS	-	Separately Traded Registered Interest and Principal Security
TBA	-	To Be Announced
USD	-	U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $348,341,195, which represented 19.10% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(g)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(h)	Zero coupon bond issued at a discount.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 412,559,731	$ (213,486,037)	$ -	$ -	$199,073,694	$ 33,898

Invesco Liquid Assets Portfolio, Institutional Class	488,172,801	294,685,522	(640,815,556)	128,636	(28,813)	142,142,590	84,888

Invesco Treasury Portfolio, Institutional Class	-	471,496,836	(243,984,044)	-	-	227,512,792	34,614

Total	$488,172,801	$1,178,742,089	$(1,098,285,637)	$128,636	$(28,813)	$568,729,076	$153,400

(m)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Bond Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2,669	December-2020	$589,431,969	$27,784	$ 27,784

U.S. Treasury 5 Year Notes	1,073	December-2020	134,770,477	(288,043)	(288,043)

U.S. Treasury Ultra Bonds	326	December-2020	70,090,000	(2,293,296)	(2,293,296)

Subtotal–Long Futures Contracts				(2,553,555)	(2,553,555)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Notes	721	December-2020	(99,655,719)	623,557	623,557

U.S. Treasury 10 Year Ultra Bonds	499	December-2020	(78,483,344)	877,151	877,151

Subtotal–Short Futures Contracts				1,500,708	1,500,708

Total Futures Contracts				$(1,052,847)	$(1,052,847)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Bond Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $ 1,634,464,372)	$1,665,192,080

Investments in affiliated money market funds, at value (Cost $ 568,753,168)	568,729,076
Other investments: Variation margin receivable — futures contracts	9,908,593
Cash	2,056,610
Receivable for:
Investments sold	25,659,955
Fund shares sold	5,485,056
Dividends	16,340
Interest	6,471,952
Principal paydowns	21,776
Cash segregated as collateral	1,816,889
Investment for trustee deferred compensation and retirement plans	154,855
Other assets	95,700
Total assets	2,285,608,882

Liabilities:
Payable for:
Investments purchased	458,412,334
Dividends	422,832
Fund shares reacquired	1,817,553
Accrued fees to affiliates	873,871
Accrued trustees’ and officers’ fees and benefits	2,718
Accrued other operating expenses	155,469
Trustee deferred compensation and retirement plans	154,855
Total liabilities	461,839,632
Net assets applicable to shares outstanding	$1,823,769,250

Net assets consist of:

Shares of beneficial interest	$1,760,311,000
Distributable earnings	63,458,250
$1,823,769,250

Net Assets:
Class A	$763,730,810
Class C	$94,977,899
Class R	$78,848,933
Class Y	$622,504,106
Class R5	$17,419
Class R6	$263,690,083

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	108,393,620
Class C	13,471,573
Class R	11,197,527
Class Y	88,892,266
Class R5	2,472
Class R6	37,446,535
Class A:
Net asset value per share	$7.05
Maximum offering price per share (Net asset value of $7.05 ÷ 95.75%)	$7.36
Class C:
Net asset value and offering price per share	$7.05
Class R:
Net asset value and offering price per share	$7.04
Class Y:
Net asset value and offering price per share	$7.00
Class R5:
Net asset value and offering price per share	$7.05
Class R6:
Net asset value and offering price per share	$7.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Bond Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $(13,458))	$49,599,888

Dividends	3,291,002

Dividends from affiliated money market funds	153,400

Total investment income	53,044,290

Expenses:
Advisory fees	6,608,748

Administrative services fees	282,207

Custodian fees	40,538

Distribution fees:
Class A	1,586,760

Class C	841,323

Class R	333,251

Transfer agent fees – A, C, R and Y	2,342,730

Transfer agent fees – R5	9

Transfer agent fees – R6	36,114

Trustees’ and officers’ fees and benefits	39,203

Registration and filing fees	238,325

Reports to shareholders	43,555

Professional services fees	79,862

Other	24,438

Total expenses	12,497,063

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,102,992)

Net expenses	11,394,071

Net investment income	41,650,219

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	96,148,088

Foreign currencies	176,873

Futures contracts	24,247,624

Swap agreements	23,231

120,595,816

Change in net unrealized appreciation (depreciation) of:
Investment securities	(23,642,932)

Foreign currencies	6

Futures contracts	3,813,204

(19,829,722)

Net realized and unrealized gain	100,766,094

Net increase in net assets resulting from operations	$142,416,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Bond Fund

Statement of Changes in Net Assets
For the year ended October 31, 2020, period ended October 31, 2019, and the year ended December 31, 2018

	Year Ended October 31, 2020	Ten Months Ended October 31, 2019	Year Ended December 31, 2018

Operations:
Net investment income	$41,650,219	$54,034,323	$69,352,279

Net realized gain (loss)	120,595,816	72,309,310	(46,986,194)

Change in net unrealized appreciation (depreciation)	(19,829,722)	67,195,518	(43,489,907)

Net increase (decrease) in net assets resulting from operations	142,416,313	193,539,151	(21,123,822)

Distributions to shareholders from distributable earnings:
Class A	(45,423,372)	(13,178,229)	(16,250,373)

Class B	–	–	(6,305)

Class C	(5,272,451)	(1,632,772)	(2,376,012)

Class R	(4,539,639)	(1,260,809)	(1,646,902)

Class Y	(35,631,087)	(12,468,964)	(14,119,764)

Class R5	(1,300)	(205)	–

Class R6	(47,374,186)	(26,961,843)	(35,356,121)

Total distributions from distributable earnings	(138,242,035)	(55,502,822)	(69,755,477)

Share transactions-net:
Class A	202,087,982	49,669,025	(59,671,180)

Class B	–	–	(1,502,034)

Class C	19,992,295	(22,544,972)	(13,721,545)

Class R	20,481,858	2,331,371	(6,601,576)

Class Y	94,194,446	85,889,943	86,216,398

Class R5	(1,500)	18,343	–

Class R6	(710,966,085)	1,717,491	(47,424,178)

Net increase (decrease) in net assets resulting from share transactions	(374,211,004)	117,081,201	(42,704,115)

Net increase (decrease) in net assets	(370,036,726)	255,117,530	(133,583,414)

Net assets:
Beginning of year	2,193,805,976	1,938,688,446	2,072,271,860

End of year	$1,823,769,250	$2,193,805,976	$1,938,688,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/20	$7.03	$0.14	$0.37	$0.51	$(0.15)	$(0.34)	$(0.49)	$7.05	7.36	%(f)	$763,731	0.74	%(f)(g)	0.80	%(f)(g)	1.98	%(f)(g)	397%
Ten months ended 10/31/19	6.57	0.17	0.46	0.63	(0.17)	–	(0.17)	7.03	9.73		563,054	0.75	(h)	0.81	(h)	2.95	(h)	86
Year ended 12/31/18	6.86	0.21	(0.29)	(0.08)	(0.21)	–	(0.21)	6.57	(1.12)		478,723	0.75		0.80		3.18		64
Year ended 12/31/17	6.76	0.18	0.11	0.29	(0.19)	–	(0.19)	6.86	4.29		561,713	0.77		0.87		2.62		86
Year ended 12/31/16	6.74	0.17	0.02	0.19	(0.17)	–	(0.17)	6.76	2.75		610,368	0.85		0.94		2.41		80
Year ended 12/31/15	6.92	0.21	(0.17)	0.04	(0.22)	–	(0.22)	6.74	0.51		508,179	0.85		0.95		3.02		85
Class C
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51		94,978	1.55	(g)	1.56	(g)	1.17	(g)	397
Ten months ended 10/31/19	6.58	0.12	0.46	0.58	(0.13)	–	(0.13)	7.03	8.85		75,026	1.54	(h)	1.56	(h)	2.15	(h)	86
Year ended 12/31/18	6.87	0.16	(0.29)	(0.13)	(0.16)	–	(0.16)	6.58	(1.90)		91,596	1.55		1.55		2.38		64
Year ended 12/31/17	6.77	0.12	0.11	0.23	(0.13)	–	(0.13)	6.87	3.43		109,888	1.60		1.63		1.79		86
Year ended 12/31/16	6.75	0.11	0.02	0.13	(0.11)	–	(0.11)	6.77	1.92		127,465	1.65		1.69		1.60		80
Year ended 12/31/15	6.93	0.15	(0.17)	(0.02)	(0.16)	–	(0.16)	6.75	(0.30)		123,612	1.65		1.71		2.20		85
Class R
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90		78,849	1.04	(g)	1.06	(g)	1.68	(g)	397
Ten months ended 10/31/19	6.57	0.15	0.47	0.62	(0.16)	–	(0.16)	7.03	9.47		58,568	1.05	(h)	1.07	(h)	2.66	(h)	86
Year ended 12/31/18	6.86	0.19	(0.29)	(0.10)	(0.19)	–	(0.19)	6.57	(1.41)		52,539	1.05		1.05		2.88		64
Year ended 12/31/17	6.76	0.16	0.10	0.26	(0.16)	–	(0.16)	6.86	3.95		61,691	1.10		1.12		2.29		86
Year ended 12/31/16	6.74	0.14	0.02	0.16	(0.14)	–	(0.14)	6.76	2.43		63,752	1.15		1.19		2.09		80
Year ended 12/31/15	6.92	0.19	(0.17)	0.02	(0.20)	–	(0.20)	6.74	0.20		46,588	1.15		1.20		2.70		85
Class Y
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56		622,504	0.44	(g)	0.56	(g)	2.28	(g)	397
Ten months ended 10/31/19	6.53	0.18	0.47	0.65	(0.19)	–	(0.19)	6.99	10.05		528,791	0.45	(h)	0.56	(h)	3.25	(h)	86
Year ended 12/31/18	6.82	0.23	(0.29)	(0.06)	(0.23)	–	(0.23)	6.53	(0.84)		413,373	0.45		0.55		3.48		64
Year ended 12/31/17	6.72	0.20	0.11	0.31	(0.21)	–	(0.21)	6.82	4.60		343,689	0.48		0.62		2.93		86
Year ended 12/31/16	6.70	0.18	0.02	0.20	(0.18)	–	(0.18)	6.72	3.01		177,047	0.60		0.69		2.64		80
Year ended 12/31/15	6.88	0.22	(0.17)	0.05	(0.23)	–	(0.23)	6.70	0.75		86,801	0.60		0.70		3.25		85
Class R5
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71		17	0.43	(g)	0.44	(g)	2.29	(g)	397
Period ended 10/31/19(i)	6.81	0.10	0.21	0.31	(0.09)	–	(0.09)	7.03	4.60		19	0.40	(h)	0.41	(h)	3.29	(h)	86
Class R6
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76		263,690	0.38	(g)	0.39	(g)	2.34	(g)	397
Ten months ended 10/31/19	6.57	0.19	0.45	0.64	(0.19)	–	(0.19)	7.02	9.91		968,348	0.38	(h)	0.39	(h)	3.31	(h)	86
Year ended 12/31/18	6.86	0.23	(0.28)	(0.05)	(0.24)	–	(0.24)	6.57	(0.77)		902,457	0.40		0.41		3.53		64
Year ended 12/31/17	6.75	0.20	0.12	0.32	(0.21)	–	(0.21)	6.86	4.81		993,755	0.42		0.43		2.98		86
Year ended 12/31/16	6.74	0.19	0.01	0.20	(0.19)	–	(0.19)	6.75	2.96		614,674	0.49		0.50		2.77		80
Year ended 12/31/15	6.92	0.23	(0.17)	0.06	(0.24)	–	(0.24)	6.74	0.85		598,204	0.50		0.51		3.35		85

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00%, 0.00%, 0.01% and 0.01% for the ten months ended October 31, 2019 and for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $7,090,795,832 and $7,321,457,192, $10,593,719,030 and $10,775,658,902, $9,083,844,819 and $8,679,566,809, $7,572,160,629 and $7,520,146,688 and $6,548,843,476 and $6,610,174,477 for ten months ended October 31, 2019 and for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(g)

Ratios are based on average daily net assets (000’s omitted) of $649,631, $84,110, $66,642, $514,175, $19 and $637,724 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(h)	Annualized.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Bond Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Core Bond Fund, formerly Invesco Oppenheimer Total Return Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

27                         Invesco Core Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

28                         Invesco Core Bond Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on

29                         Invesco Core Bond Fund

any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	0.400%
Next $500 million	0.350%
Next $4 billion	0.330%
Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.56%, 1.05%, 0.45%, 0.45%, and 0.40%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $234,569 and reimbursed class level expenses of $313,377, $0, $3,602, $539,890, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

30                         Invesco Core Bond Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $90,784 in front-end sales commissions from the sale of Class A shares and $4,589 and $5,961 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$668,692,903	$–	$668,692,903

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	462,891,339	–	462,891,339

Asset-Backed Securities	–	370,785,020	–	370,785,020

U.S. Treasury Securities	–	142,928,041	–	142,928,041

Municipal Obligations	–	11,499,346	–	11,499,346

Agency Credit Risk Transfer Notes	–	8,395,431	–	8,395,431

Money Market Funds	568,729,076	–	–	568,729,076

Total Investments in Securities	568,729,076	1,665,192,080	–	2,233,921,156

Other Investments - Assets*

Futures Contracts	1,528,492	–	–	1,528,492

Other Investments - Liabilities*

Futures Contracts	(2,581,339)	–	–	(2,581,339)

Total Other Investments	(1,052,847)	–	–	(1,052,847)

Total Investments	$567,676,229	$1,665,192,080	$–	$2,232,868,309

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

31                         Invesco Core Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,528,492

Derivatives not subject to master netting agreements	(1,528,492)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(2,581,339)

Derivatives not subject to master netting agreements	2,581,339

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain:
Futures contracts	$-	$24,247,624	$24,247,624

Swap agreements	23,231	-	23,231

Change in Net Unrealized Appreciation:
Futures contracts	-	3,813,204	3,813,204

Total	$23,231	$28,060,828	$28,084,059

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$836,467,358	$50,054,316

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,554.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

32                         Invesco Core Bond Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended December 31, 2018:

	Year Ended October 31, 2020	Ten months Ended October 31, 2019	Year Ended December 31, 2018

Ordinary income	$102,188,588	$55,502,822	$69,755,477

Long-term capital gain	36,053,447	-	-

Total distributions	$138,242,035	$55,502,822	$69,755,477

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$21,795,251

Undistributed long-term capital gain	11,674,365

Net unrealized appreciation - investments	30,142,838

Temporary book/tax differences	(154,204)

Shares of beneficial interest	1,760,311,000

Total net assets	$1,823,769,250

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $4,243,605,410 and $4,689,010,154, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,351,712,919 and $2,299,508,707, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$49,642,638
Aggregate unrealized (depreciation) of investments	(19,499,800)
Net unrealized appreciation of investments	$30,142,838

Cost of investments for tax purposes is $2,202,725,471.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar roll transactions and paydowns, on October 31, 2020, undistributed net investment income was increased by $2,585,190, undistributed net realized gain was decreased by $2,591,769 and shares of beneficial interest was increased by $6,579. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Ten months ended October 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	44,725,365	$318,388,852	17,591,364	$120,630,290	13,985,483	$92,855,375

Class B(b)	-	-	-	-	3,299	22,040

Class C	7,112,457	50,607,917	3,697,916	25,378,701	2,246,907	14,925,604

Class R	5,128,843	36,499,181	1,914,827	13,118,614	2,108,649	13,992,585

Class Y	81,574,428	578,614,357	34,297,601	234,244,240	39,387,254	260,293,307

Class R5(c)	-	-	2,676	18,343	-	-

Class R6	28,385,347	201,331,387	19,005,350	129,427,718	41,773,138	277,543,409

33                         Invesco Core Bond Fund

			Summary of Share Activity

	Year ended October 31, 2020(a)		Ten months ended October 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	5,929,551	$42,118,585	1,710,790	$11,726,348	2,130,641	$14,107,289

Class B(b)	-	-	-	-	937	6,281

Class C	683,061	4,850,681	220,119	1,503,944	336,217	2,228,738

Class R	635,007	4,504,597	174,380	1,194,415	224,479	1,485,564

Class Y	4,254,539	30,004,623	1,674,641	11,424,521	1,893,915	12,453,580

Class R5(c)	19	136	10	70	-	-

Class R6	5,671,283	40,277,639	3,230,936	22,132,714	4,290,938	28,371,858

Automatic conversion of Class C shares to Class A shares:
Class A	1,416,636	10,072,026	3,953,239	27,304,667	-	-

Class C	(1,416,066)	(10,072,026)	(3,948,032)	(27,304,667)	-	-

Reacquired:
Class A	(23,777,767)	(168,491,481)	(16,009,687)	(109,992,280)	(25,109,270)	(166,633,844)

Class B(b)	-	-	-	-	(228,150)	(1,530,355)

Class C	(3,573,468)	(25,394,277)	(3,230,137)	(22,122,950)	(4,653,836)	(30,875,887)

Class R	(2,901,734)	(20,521,920)	(1,752,564)	(11,981,658)	(3,326,918)	(22,079,725)

Class Y	(72,614,369)	(514,424,534)	(23,586,165)	(159,778,818)	(28,372,156)	(186,530,489)

Class R5(c)	(223)	(1,636)	(10)	(70)	-	-

Class R6	(134,489,423)	(952,575,111)	(21,820,885)	(149,842,941)	(53,535,790)	(353,339,445)

Net increase (decrease) in share activity	(53,256,514)	$(374,211,004)	17,126,369	$117,081,201	(6,844,263)	$(42,704,115)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

34                         Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020 and the period January 1, 2019 through October 31, 2019.	For the year ended October 31, 2020 and the period January 1, 2019 through October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco Core Bond Fund (formerly Oppenheimer Total Return Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35                         Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,036.20	$3.74	$1,021.47	$3.71	0.73%
Class C	1,000.00	1,032.10	7.82	1,017.44	7.76	1.53
Class R	1,000.00	1,033.30	5.26	1,019.96	5.23	1.03
Class Y	1,000.00	1,036.50	2.20	1,022.97	2.19	0.43
Class R5	1,000.00	1,037.90	1.95	1,023.23	1.93	0.38
Class R6	1,000.00	1,038.10	1.90	1,023.28	1.88	0.37

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

36                         Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Bond Fund’s (formerly, Invesco Oppenheimer Total Return Bond Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

37                         Invesco Core Bond Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

38                         Invesco Core Bond Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in October 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
10/31/2020	Class A	$0.0080	$0.000	$0.0017	$0.0097
10/31/2020	Class C	$0.0034	$0.000	$0.0017	$0.0051
10/31/2020	Class R	$0.0064	$0.000	$0.0017	$0.0081
10/31/2020	Class Y	$0.0098	$0.000	$0.0017	$0.0115
10/31/2020	Class R5	$0.0100	$0.000	$0.0017	$0.0117
10/31/2020	Class R6	$0.0101	$0.000	$0.0017	$0.0118

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

39                         Invesco Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,053,447
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	39.68%
U.S. Treasury Obligations*	1.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$58,003,819

40                         Invesco Core Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–-(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc. Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020	Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds Formerly: Senior Vice President and Treasurer, Fidelity Investments	N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)	N/A	N/A

T-6                         Invesco Core Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W. Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco Core Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 033-19338	Invesco Distributors, Inc.	O-TRB-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Developing Markets Fund
Effective September 30, 2020, Invesco Oppenheimer Developing Markets Fund was renamed Invesco Developing Markets Fund. Nasdaq: A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Developing Markets Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use  to strive to meet your financial needs as your investment goals change over time.

∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.75%
Class C Shares	4.93
Class R Shares	5.49
Class Y Shares	6.01
Class R5 Shares	6.10
Class R6 Shares	6.17
MSCI Emerging Markets Index▼	8.25

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Performance at the beginning of the fiscal year was primarily driven by news flow related to the ongoing trade dispute between the US and China. Near the end of 2019, speculation about an impending resolution to the trade dispute settled market jitters and emerging market equities saw improved performance, however, this proved short lived. The gains emerging market equities enjoyed at the beginning of 2020 were eroded as the coronavirus (COVID-19) pandemic spread causing serious disruption to the global economy. The effects of the virus’s economic destruction were particularly outsized in several emerging market countries, notably Brazil, India and Mexico. The volatile macroeconomic environment was further jilted by a sharp fall in oil prices as a price war between Saudi Arabia and Russia ensued.

Toward the end of March, China’s markets began to recover as the country lifted strict quarantine restrictions and economic activity began to resume. Other major economies followed suit, effectively calming market fears about the economic impact of the coronavirus. Equity markets continued to incrementally recover through the summer months, mainly supported by China’s sizeable gains. India and Mexico, whose equity markets performed dismally earlier in the year, turned around and achieved positive returns for the quarter. Brazil, which faces structural impediments, remained one of the weakest markets.

At the end of the fiscal year, emerging markets fared better than developed markets, with China continuing to boost overall gains. We believe China, with many internal economic drivers, will likely remain the dominant global growth engine. Additionally, we believe that low interest rates, low energy prices and a weakening US dollar, could eventually culminate in large foreign capital flows and private investments into emerging markets. This scenario could give emerging market countries, constrained by insufficient domestic savings, the necessary funds for structural growth, benefiting much of Latin America, Southeast Asia and parts of sub-Saharan Africa. However, in the near term, many emerging market countries will need to grapple with a variety of issues such as external debt, unsustainable deficits, asset quality stress and institutional reforms, among others, before we believe they could achieve a turnaround with sustainable growth.

Top contributors to Fund performance during the fiscal year included Tencent, Taiwan Semiconductor Manufacturing and Alibaba.

Tencent is a Chinese internet company that has created a broad ecosystem built on gaming, messaging, fintech, cloud and content. Mobile game growth has accelerated with high daily average users (DAU), which can be attributed to the COVID-19 lock-down, however, we expect a certain level of ‘stickiness’ in this user base post-lock down. Social ad growth has also accelerated which should provide a long tailwind of growth. Tencent’s long-term structural growth profile should benefit from enterprises migrating to integrated online platforms and other digitalization initiatives. Tencent’s robust suite of offerings in China - WeChat, WeChat Work, Tencent Meeting - payment solutions, advertising tools and cloud, among others, will allow them to capitalize on this trend that the coronavirus has propelled.

Taiwan Semiconductor Manufacturing (TSMC) is the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service and trust, allowing it to capture a large majority of the overall market share. While handset sales have been sluggish this year, Apple, their largest customer, will embark on several new product releases, including the release of the new iPhone 12. Additionally, Apple will work to overhaul the chips used in HPC. We believe that TSMC should continue to benefit from the demands for faster and more efficient computation utilizing lower power as seen with the continued rollout of 5G infrastructure.

   Alibaba is one of China’s most dominant internet companies and holds the leading position in the sizeable e-commerce market. Alibaba has reported a strong recovery in core commerce in concert with profitability improvement, which resulted from stringent cost control measures implemented in the wake of the pandemic. Notable segments in this recovery included Tmall where there was GMV (gross merchandise value) growth attributed to China’s annual mid-year shopping festival known as “618,” which occurred from June 1-8 and robust growth in AliCloud, Alibaba’s cloud computing division. This summer AliCloud announced plans to significantly expand its talent pool over the next three years. Currently AliCloud is the largest provider of IaaS (Infrastructure as a Service) and IUS (Infrastructure Utility Service) in the Asia Pacific Region. Alibaba’s CEO outlined multiple growth engines that will support Alibaba’s future growth during their annual investor’s day, which include capturing a larger share of China’s digital economy through not only consumption, but overall category expansion, globalization, and as highlighted above, cloud.

   The largest detractors from Fund performance during the fiscal year included Novatek, Fomento Economico Mexicano (FEMSA) and FirstRand.

   Novatek is a Russian energy company we have watched evolve from a local independent gas player to a global liquefied natural gas (LNG) major. Novatek has always stood at the forefront of technological and business innovation and has continued to build a resilient portfolio. Energy demand and prices deteriorated during the early days of COVID-19, sending natural gas prices plummeting to historical lows, triggering a derating of the Russian oil and gas sector in August. However, natural gas prices have proven to be resilient and have recovered to pre-COVID levels. Fears of an LNG supply glut existed, but many companies reported canceling projects, delays in production and/or delivery, while Novatek’s management team remains committed to their projected project completion goals and output targets.

   FEMSA has transformed itself over the past several years from one of the largest beverage companies in Latin America to a leading retail operator. FEMSA’s legacy beverage businesses include a stake in one of the largest Coca-Cola bottlers in Latin America and a stake in Heineken. The area of focus and growth for FEMSA over the last few years has been retail. It owns and operates OXXO, one of the largest and fastest growing retail chains in Latin America. More recently, it has moved into the pharmacy business. While the company has strong expansion and long-term growth opportunities, the Mexican economy

4	Invesco Developing Markets Fund

has created a challenging backdrop in the near term and has weighed on the stock.

FirstRand Limited is one of the largest banks in South Africa. The South African banking sector is a structurally attractive one given its concentration, in which FirstRand is well positioned with its industry leading ROE, conservative provisioning, and culture of entrepreneurship and innovation. Over the long term, the bank has a major growth opportunity through diversification into asset management and insurance alleviating the bank’s heavy reliance on transactional fees. Despite the bank’s strong positioning and future optionality, the current economic conditions in South Africa are generating severe macro headwinds impacting the sector and the stock. We trimmed the Fund’s position in the third quarter of 2020 and will continue to monitor the economic landscape and the impact of the coronavirus.

During this period of crisis and uncertainty surrounding the coronavirus, we remain focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets, however, we are unwavering in our approach as bottom-up investors that focus on the long-term and avoid tactical decisions. We will continue to seek high quality companies that have durable long-term growth potential supported by strong competitive positions, balance sheets, cash flows etc. that we believe will allow them to thrive in the postcoronavirus world. The Fund has exposure to sectors and industries where we see dynamic change and real value being extracted including ecommerce, cloud computing, internet services, healthcare, travel and education.

We thank you for your continued investment in Invesco Developing Markets Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/18/96)		10.94%
10	Years	3.09
5	Years	7.06
1	Year	-0.07

Class C Shares
Inception (11/18/96)		10.91%
10	Years	3.07
5	Years	7.46
1	Year	3.93

Class R Shares
Inception (3/1/01)		10.36%
10	Years	3.39
5	Years	8.01
1	Year	5.49

Class Y Shares
Inception (9/7/05)		8.37%
10	Years	3.96
5	Years	8.55
1	Year	6.01

Class R5 Shares
10	Years	3.72%
5	Years	8.37
1	Year	6.10

Class R6 Shares
Inception (12/29/11)		6.41%
5	Years	8.73
1	Year	6.17

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Developing Markets Fund. Note: The Fund was subsequently renamed the Invesco Developing Markets Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI Emerging Markets Index (Net) is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Developing Markets Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Consumer Discretionary	26.93%
Financials	20.65

Information Technology	13.71

Communication Services	12.47

Industrials	5.08

Consumer Staples	4.92

Health Care	4.85

Materials	3.62

Energy	2.98

Other Sectors, Each Less than 2% of Net Assets	1.63

Money Market Funds Plus Other Assets Less Liabilities	3.16

Top 10 Equity Holdings*

		% of total net assets
1.	Taiwan Semiconductor Manufacturing Co. Ltd.	8.29%

2.	Tencent Holdings Ltd.	8.24

3.	Alibaba Group Holding Ltd., ADR	6.80

4.	Housing Development Finance Corp. Ltd.	4.49

5.	Kering S.A.	4.32

6.	Yum China Holdings, Inc.	4.00

7.	AIA Group Ltd.	3.72

8.	Kotak Mahindra Bank Ltd.	3.63

9.	Huazhu Group Ltd., ADR	3.13

10.	Yandex N.V., Class A	3.12

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Developing Markets Fund

Consolidated Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–94.50%
Belgium–0.92%

Anheuser-Busch InBev S.A./N.V.	7,145,033	$371,037,635

Brazil–4.32%

Ambev S.A.	82,325,224	174,752,521
B3 S.A. - Brasil, Bolsa, Balcao	35,491,560	315,765,062
Lojas Americanas S.A., Preference Shares(a)	124,626,888	504,549,989
Pagseguro Digital Ltd., Class A(a)(b)	9,694,006	354,897,560
Vale S.A., ADR	36,489,886	385,698,095
		1,735,663,227

Chile–0.66%

Falabella S.A.	96,305,161	264,020,356

China–34.16%

Alibaba Group Holding Ltd.(b)	2,674,000	101,796,377
Alibaba Group Holding Ltd., ADR(b)	8,974,336	2,734,390,436
Budweiser Brewing Co. APAC Ltd.(c)	125,503,200	368,734,505
Hansoh Pharmaceutical Group Co. Ltd.(b)(c)	33,046,000	147,318,902
Huazhu Group Ltd., ADR(a)	31,792,241	1,259,926,511
Innovent Biologics, Inc.(b)(c)	27,984,500	207,400,217
Jiangsu Hengrui Medicine Co. Ltd., A Shares	62,929,400	837,402,320
Meituan Dianping, B Shares(b)	9,892,900	370,062,638
New Oriental Education & Technology Group, Inc., ADR(b)	1,344,077	215,563,069
OneConnect Financial Technology Co. Ltd., ADR(b)	18,646,751	375,545,565
Ping An Insurance (Group) Co. of China Ltd., A Shares	82,145,853	958,456,399
Tencent Holdings Ltd.	43,174,458	3,311,758,348
Wuxi Biologics Cayman, Inc.(b)(c)	6,869,500	193,011,630
Yum China Holdings, Inc.(a)	30,202,238	1,607,665,129
ZTO Express Cayman, Inc.(b)	2,232,932	66,015,868
ZTO Express Cayman, Inc., ADR(a)	33,756,400	978,260,472
		13,733,308,386

Colombia–0.32%

Grupo Aval Acciones y Valores S.A., ADR(a)	27,986,209	127,057,389

Egypt–0.76%

Commercial International Bank Egypt S.A.E.(a)	78,493,577	305,134,981

France–4.94%

Kering S.A.	2,871,619	1,737,339,033
LVMH Moet Hennessy Louis Vuitton SE	32,612	15,310,682
Pernod Ricard S.A.	1,437,003	231,892,003
		1,984,541,718

Hong Kong–4.47%

AIA Group Ltd.	158,401,400	1,493,933,223
Jardine Strategic Holdings Ltd.	13,908,948	301,308,567
		1,795,241,790

	Shares	Value
India–14.02%

HDFC Bank Ltd.(b)	28,059,089	$448,963,140
Housing Development Finance Corp. Ltd.	69,609,283	1,805,544,830
Infosys Ltd.	19,240,475	275,186,556
Kotak Mahindra Bank Ltd.(b)	69,900,513	1,458,887,624
Oberoi Realty Ltd.(a)(b)	26,073,650	155,798,345
Tata Consultancy Services Ltd.	29,442,588	1,058,152,090
Zee Entertainment Enterprises Ltd.(a)	171,668,476	434,835,076
		5,637,367,661

Indonesia–1.16%

PT Bank Central Asia Tbk	155,138,000	305,005,752
PT Indocement Tunggal Prakarsa Tbk	103,510,118	86,080,494
PT Semen Indonesia (Persero) Tbk	119,090,100	76,950,045
		468,036,291

Italy–1.58%

Moncler S.p.A.(b)	3,844,341	153,931,205
PRADA S.p.A.(b)	121,844,210	482,061,871
		635,993,076

Mexico–4.36%

Alsea S.A.B. de C.V.(a)(b)	74,445,337	64,051,453
Fomento Economico Mexicano, S.A.B. de C.V., ADR	3,195,036	171,797,086
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(a)	112,252,278	601,652,947
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B(b)	12,423,752	143,510,252
Grupo Financiero Inbursa S.A.B. de C.V., Class O(b)	159,620,358	118,220,580
Grupo Mexico S.A.B. de C.V., Class B	230,076,096	653,517,421
		1,752,749,739

Peru–0.77%

Credicorp Ltd.	2,691,993	308,717,757

Philippines–2.63%

Ayala Land, Inc.	481,408,400	328,316,371
SM Investments Corp.	28,284,992	554,770,350
SM Prime Holdings, Inc.	249,314,539	173,612,415
		1,056,699,136

Poland–0.12%

Allegro.eu S.A.(b)(c)	2,425,663	49,296,365

Russia–7.60%

Novatek PJSC, GDR(c)	543,154	65,475,517
Novatek PJSC, GDR(c)	9,391,646	1,132,133,567
Polyus PJSC	628,879	123,155,668
Polyus PJSC, GDR(c)	1,319,684	129,166,711
Sberbank of Russia PJSC	137,819,721	348,964,081
Yandex N.V., Class A(a)(b)	21,808,438	1,255,511,776
		3,054,407,320

South Africa–0.49%

FirstRand Ltd.	84,434,520	197,153,591

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

	Shares	Value
South Korea–1.55%
Amorepacific Group	1,553,220	$60,040,420
Samsung Biologics Co. Ltd.(b)(c)	932,996	562,760,252
		622,800,672

Switzerland–0.82%

Cie Financiere Richemont S.A.	5,285,582	331,075,149

Taiwan–8.58%

MediaTek, Inc.	4,939,000	116,437,352
Taiwan Semiconductor Manufacturing Co. Ltd.	220,712,429	3,330,993,414
		3,447,430,766

Turkey–0.27%

Akbank T.A.S.(b)	192,193,096	109,546,991
Total Common Stocks & Other Equity Interests (Cost $25,113,956,768)		37,987,279,996
Preferred Stocks–2.34%
China–0.72%

Xiaoju Kuaizhi, Inc., Series A-15, Pfd. (Acquired 05/20/2019; Cost $99,999,984)(a)(d)(e)	2,083,333	106,108,525
Xiaoju Kuaizhi, Inc., Series A-18, Pfd. (Acquired 05/20/2019; Cost $99,999,991)(a)(d)(e)	2,615,945	133,235,572
Xiaoju Kuaizhi, Inc., Series B-2, Pfd. (Acquired 05/20/2019; Cost $49,999,992)(a)(d)(e)	981,699	49,999,992
		289,344,089

	Shares	Value
India–0.02%

Zee Entertainment Enterprises Ltd., 6.00%, Pfd.(a)	189,591,305	$9,312,314

Singapore–1.60%
Grab Holdings, Inc., Class H, Pfd.(a)(d)	104,679,791	645,131,084
Total Preferred Stocks (Cost $895,131,051)		943,787,487

Money Market Funds–2.90%

Invesco Government & Agency Portfolio, Institutional Class, 0.01%(a)(f)	407,757,469	407,757,469
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(a)(f)	291,091,180	291,207,617
Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(f)	466,008,536	466,008,536
Total Money Market Funds (Cost $1,165,000,771)		1,164,973,622
TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $27,174,088,590)		40,096,041,105
OTHER ASSETS LESS LIABILITIES–0.26%		102,748,961
NET ASSETS–100.00%		$40,198,790,066

Investment Abbreviations:

ADR - American Depositary Receipt

CPO - Certificates of Ordinary Participation

GDR - Global Depositary Receipt

Pfd. - Preferred

Notes to Consolidated Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,501,595,497	$6,172,776,331	$(7,266,614,359)	$-	$-	$407,757,469	$8,967,401
Invesco Liquid Assets Portfolio, Institutional Class	-	563,733,484	(272,478,149)	(27,149)	(20,569)	291,207,617	57,945
Invesco Treasury Portfolio, Institutional Class	-	901,973,574	(435,965,038)	-	-	466,008,536	18,859

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Other Affiliates:
Alsea S.A.B. de C.V.	$193,240,941	$5,521,263	$-	$(134,710,751)	$-	$64,051,453	$-
Anadolu Efes Biracilik ve Malt Sanayii A.S.	128,567,363	4,727,846	(100,310,869)	234,488,466	(267,472,806)	-	-
Baozun, Inc., ADR	241,078,779	7,416,302	(176,519,168)	(1,474,781)	(70,501,132)	-	-
Commercial International Bank Egypt S.A.E.	230,157,610	130,879,458	-	(55,902,087)	-	305,134,981	3,297,172
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	1,009,477,348	167,669,211	(125,927,698)	(353,298,808)	(96,267,106)	601,652,947	17,195,795
Grab Holdings, Inc., Class H, Pfd.	645,131,084	-	-	-	-	645,131,084	-
Grupo Aval Acciones y Valores S.A., ADR	220,856,663	7,213,572	-	(101,012,846)	-	127,057,389	8,184,743
Huazhu Group Ltd., ADR	1,118,036,315	72,584,872	-	69,305,324	-	1,259,926,511	9,759,250
Lojas Americanas S.A., Preference Shares	541,879,779	255,336,245	(142,529,811)	(172,299,323)	22,163,099	504,549,989	4,135,626
Oberoi Realty Ltd.	108,235,485	58,855,877	-	(11,293,017)	-	155,798,345	-
Pagseguro Digital Ltd., Class A	-	448,605,648	(161,946,721)	80,210,442	(11,971,809)	354,897,560	-
Sinopharm Group Co. Ltd., H Shares	279,213,655	-	(233,882,460)	(46,979,079)	1,647,884	-	-
Xiaoju Kuaizhi, Inc., Series A-18, Pfd.*	133,235,572	-	-	-	-	133,235,572	-
Xiaoju Kuaizhi, Inc., Series B-2, Pfd.*	49,999,992	-	-	-	-	49,999,992	-
Xiaoju Kuaizhi, Inc., Series A-15, Pfd.*	106,108,525	-	-	-	-	106,108,525	-
Yandex N.V., Class A	386,440,634	645,753,149	(159,360,892)	374,033,731	8,645,154	1,255,511,776	-
Yum China Holdings, Inc.	987,159,825	321,337,253	-	299,168,051	-	1,607,665,129	5,832,315
Zee Entertainment Enterprises Ltd.	580,244,394	58,237,482	-	(203,646,800)	-	434,835,076	636,656
Zee Entertainment Enterprises Ltd., Pfd.	13,498,561	-	-	(4,186,247)	-	9,312,314	897,006
ZTO Express Cayman, Inc., ADR	612,915,314	133,522,441	-	231,822,717	-	978,260,472	9,789,356
Total	$9,087,073,336	$9,956,144,008	$(9,075,535,165)	$204,197,843	$(413,777,285)	$9,758,102,737	$68,772,124

*	At October 31, 2020, this security was no longer an affiliate of the Fund.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $2,855,297,666, which represented 7.10% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at October 31, 2020 was $289,344,089, which represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $18,871,709,212)	$30,627,282,457

Investments in affiliates, at value (Cost $8,302,379,378)	9,468,758,648

Cash	35,205,619

Foreign currencies, at value (Cost $7,323,936)	7,588,462

Receivable for:
Investments sold	179,118,812

Fund shares sold	32,084,087

Dividends	22,508,671

Investment for trustee deferred compensation and retirement plans	1,363,403

Other assets	237,711

Total assets	40,374,147,870

Liabilities:
Payable for:
Fund shares reacquired	45,169,205

Accrued foreign taxes	106,965,900

Accrued fees to affiliates	13,596,701

Accrued trustees’ and officers’ fees and benefits	310,349

Accrued other operating expenses	7,952,246

Trustee deferred compensation and retirement plans	1,363,403

Total liabilities	175,357,804

Net assets applicable to shares outstanding	$40,198,790,066

Net assets consist of:
Shares of beneficial interest	$27,739,744,269

Distributable earnings	12,459,045,797

$40,198,790,066

Net Assets:
Class A	$4,130,291,775

Class C	$225,906,453

Class R	$387,506,022

Class Y	$18,432,201,638

Class R5	$13,559,550

Class R6	$17,009,324,628

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	90,106,691

Class C	5,364,417

Class R	8,825,867

Class Y	407,704,978

Class R5	295,728

Class R6	375,919,297

Class A:
Net asset value per share	$45.84

Maximum offering price per share (Net asset value of $45.84 ÷ 94.50%)	$48.51

Class C:
Net asset value and offering price per share	$42.11

Class R:
Net asset value and offering price per share	$43.91

Class Y:
Net asset value and offering price per share	$45.21

Class R5:
Net asset value and offering price per share	$45.85

Class R6:
Net asset value and offering price per share	$45.25

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Developing Markets Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $57,725,231)	$451,568,839

Dividends from affiliates (net of foreign withholding taxes of $1,048,776)	68,772,124

Interest (net of foreign withholding taxes of $326)	266,680

Total investment income	520,607,643

Expenses:
Advisory fees	301,999,959

Administrative services fees	5,763,133

Custodian fees	16,930,440

Distribution fees:
Class A	10,791,578

Class C	3,132,378

Class R	2,075,209

Transfer agent fees – A, C, R and Y	35,828,059

Transfer agent fees – R5	8,558

Transfer agent fees – R6	502,112

Trustees’ and officers’ fees and benefits	381,569

Registration and filing fees	374,545

Reports to shareholders	2,758,707

Professional services fees	248,073

Other	354,936

Total expenses	381,149,256

Less: Fees waived and/or expense offset arrangement(s)	(1,016,937)

Net expenses	380,132,319

Net investment income	140,475,324

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $395,071)	(51,372,672)

Affiliated investment securities	(413,777,285)

Foreign currencies	(22,773,403)

(487,923,360)

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $24,024,323)	2,173,349,097

Affiliated investment securities	204,197,843

Foreign currencies	6,206,559

2,383,753,499

Net realized and unrealized gain	1,895,830,139

Net increase in net assets resulting from operations	$2,036,305,463

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended August 31, 2019

	Year Ended	Two Months Ended	Year Ended
	October 31, 2020	October 31, 2019	August 31, 2019
Operations:
Net investment income	$140,475,324	$72,964,536	$230,984,022

Net realized gain (loss)	(487,923,360)	59,264,153	1,234,191,933

Change in net unrealized appreciation (depreciation)	2,383,753,499	2,016,689,517	(1,199,513,033)

Net increase in net assets resulting from operations	2,036,305,463	2,148,918,206	265,662,922

Distributions to shareholders from distributable earnings:
Class A	(105,565,232)	–	(12,939,870)

Class C	(8,285,253)	–	–

Class R	(9,707,033)	–	–

Class Y	(489,453,379)	–	(100,145,148)

Class R5	(165,471)	–	–

Class R6	(464,803,857)	–	(107,242,383)

Total distributions from distributable earnings	(1,077,980,225)	–	(220,327,401)

Share transactions–net:
Class A	(839,577,635)	(52,265,503)	(574,327,685)

Class C	(177,523,936)	(112,129,919)	(335,015,124)

Class R	(94,929,873)	(22,227,042)	(112,086,207)

Class Y	(1,293,557,827)	(169,911,527)	612,900,938

Class R5	6,442,779	5,798,094	10,025

Class R6	(572,290,098)	13,512,830	2,187,851,902

Net increase (decrease) in net assets resulting from share transactions	(2,971,436,590)	(337,223,067)	1,779,333,849

Net increase (decrease) in net assets	(2,013,111,352)	1,811,695,139	1,824,669,370

Net assets:
Beginning of year	42,211,901,418	40,400,206,279	38,575,536,909

End of year	$40,198,790,066	$42,211,901,418	$40,400,206,279

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Developing Markets Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(C)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$44.28	$0.04	$2.50	$2.54	$(0.11)	$(0.87)	$(0.98)	$45.84	5.75%	$4,130,292	1.22	%(e)	1.22	%(e)	0.08	%(e)	30%
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(f)	1.24	(f)	0.80	(f)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34		28
Year ended 08/31/18	41.49	0.06	0.59	0.65	(0.13)	–	(0.13)	42.01	1.59	5,277,791	1.29		1.29		0.13		36
Year ended 08/31/17	33.45	0.13	7.98	8.11	(0.07)	–	(0.07)	41.49	24.32	6,350,957	1.32		1.32		0.37		33
Year ended 08/31/16	30.06	0.12	3.40	3.52	(0.13)	–	(0.13)	33.45	11.74	6,574,857	1.32		1.32		0.38		18
Class C
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	–	(0.87)	(0.87)	42.11	4.93	225,906	1.97	(e)	1.97	(e)	(0.67	)(e)	30
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(f)	2.00	(f)	0.03	(f)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	(0.41)	493,169	2.02		2.02		(0.42)		28
Year ended 08/31/18	38.79	(0.25)	0.56	0.31	–	–	–	39.10	0.80	826,481	2.05		2.05		(0.62)		36
Year ended 08/31/17	31.44	(0.13)	7.48	7.35	–	–	–	38.79	23.38	973,031	2.07		2.07		(0.39)		33
Year ended 08/31/16	28.35	(0.11)	3.20	3.09	–	–	–	31.44	10.90	1,046,894	2.07		2.07		(0.39)		18
Class R
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47	(e)	1.47	(e)	(0.17	)(e)	30
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(f)	1.50	(f)	0.54	(f)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08		28
Year ended 08/31/18	39.84	(0.05)	0.58	0.53	(0.05)	–	(0.05)	40.32	1.32	585,385	1.55		1.55		(0.12)		36
Year ended 08/31/17	32.13	0.05	7.66	7.71	–	–	–	39.84	24.01	680,861	1.57		1.57		0.14		33
Year ended 08/31/16	28.88	0.04	3.27	3.31	(0.06)	–	(0.06)	32.13	11.47	634,007	1.57		1.57		0.14		18
Class Y
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97	(e)	0.97	(e)	0.33	(e)	30
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(f)	1.00	(f)	1.04	(f)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59		28
Year ended 08/31/18	40.98	0.16	0.59	0.75	(0.25)	–	(0.25)	41.48	1.82	17,898,340	1.05		1.05		0.38		36
Year ended 08/31/17	33.06	0.24	7.85	8.09	(0.17)	–	(0.17)	40.98	24.61	17,496,988	1.07		1.07		0.67		33
Year ended 08/31/16	29.73	0.19	3.36	3.55	(0.22)	–	(0.22)	33.06	12.04	13,551,480	1.07		1.07		0.62		18
Class R5
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89	(e)	0.89	(e)	0.41	(e)	30
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(f)	0.88	(f)	1.16	(f)	7
Period ended 08/31/19(g)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87	(f)	0.87	(f)	0.74	(f)	28
Class R6
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82	(e)	0.82	(e)	0.48	(e)	30
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(f)	0.83	(f)	1.21	(f)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75		28
Year ended 08/31/18	41.01	0.23	0.59	0.82	(0.31)	–	(0.31)	41.52	2.00	13,987,540	0.87		0.87		0.55		36
Year ended 08/31/17	33.09	0.31	7.84	8.15	(0.23)	–	(0.23)	41.01	24.84	11,559,582	0.88		0.88		0.87		33
Year ended 08/31/16	29.77	0.26	3.36	3.62	(0.30)	–	(0.30)	33.09	12.22	7,861,500	0.88		0.88		0.87		18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the two months ended October 31, 2019 and for the years ended August 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $4,352,337, $313,238, $415,042, $18,331,350, $11,137 and $16,494,206 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Developing Markets Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Developing Markets Fund, formerly Invesco Oppenheimer Developing Markets Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek long term capital appreciation by investing primarily in companies established or operating in the People’s Republic of China through investments in the China A Shares Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. The Fund may invest up to 10% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

17	Invesco Developing Markets Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

18	Invesco Developing Markets Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $250 million	1.000%
Next $250 million	0.950%
Next $500 million	0.900%
Next $6 billion	0.850%
Next $3 billion	0.800%
Next $20 billion	0.750%
Next $15 billion	0.740%
Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.76%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.05%, 1.55%, 1.05%, 0.92%, and 0.87% , respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $997,005.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

19	Invesco Developing Markets Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $69,041 in front-end sales commissions from the sale of Class A shares and $5,988 and $5,572 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$–	$371,037,635	$–	$371,037,635
Brazil	1,735,663,227	–	–	1,735,663,227
Chile	264,020,356	–	–	264,020,356
China	7,237,367,050	6,495,941,336	289,344,089	14,022,652,475
Colombia	127,057,389	–	–	127,057,389
Egypt	–	305,134,981	–	305,134,981
France	–	1,984,541,718	–	1,984,541,718
Hong Kong	–	1,795,241,790	–	1,795,241,790
India	9,312,314	5,637,367,661	–	5,646,679,975
Indonesia	–	468,036,291	–	468,036,291
Italy	–	635,993,076	–	635,993,076
Mexico	1,752,749,739	–	–	1,752,749,739
Peru	308,717,757	–	–	308,717,757
Philippines	–	1,056,699,136	–	1,056,699,136
Poland	49,296,365	–	–	49,296,365
Russia	1,573,309,672	1,481,097,648	–	3,054,407,320
Singapore	–	–	645,131,084	645,131,084
South Africa	–	197,153,591	–	197,153,591
South Korea	–	622,800,672	–	622,800,672
Switzerland	–	331,075,149	–	331,075,149
Taiwan	–	3,447,430,766	–	3,447,430,766
Turkey	–	109,546,991	–	109,546,991
Money Market Funds	1,164,973,622	–	–	1,164,973,622
Total Investments	$14,222,467,491	$24,939,098,441	$934,475,173	$40,096,041,105

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2020:

	Value 10/31/2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/2020
Preferred Stocks	$934,475,173	$-	$-	$-	$-	$-	$-	$-	$934,475,173
Total	$934,475,173	$-	$-	$-	$	$	$		$$934,475,173

20	Invesco Developing Markets Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 10/31/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Grab Holdings, Inc. H Shares, Pfd.	$645,131,084	Recent Transaction Price	Recent Transaction Price	N/A	$6.1629/share	(a	)

(a)

The Fund fair values certain preferred stocks at the most recent transaction price. The Adviser periodically reviews the consolidated financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,932.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended August 31, 2019:

	Year Ended October 31, 2020	Two months Ended October 31, 2019	Year Ended August 31, 2019
Ordinary income*	$312,705,303	$–	$220,327,401
Long-term capital gain	765,274,922	–	–
Total distributions	$1,077,980,225	$–	$220,327,401

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$116,608,544
Net unrealized appreciation – investments	12,802,259,114
Net unrealized appreciation - foreign currencies	146,981
Temporary book/tax differences	(1,630,085)
Capital loss carryforward	(458,338,757)
Shares of beneficial interest	27,739,744,269
Total net assets	$40,198,790,066

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

21	Invesco Developing Markets Fund

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,255,978	$450,082,779	$458,338,757

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $11,386,097,628 and $14,681,194,082, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,772,371,191

Aggregate unrealized (depreciation) of investments	(2,970,112,077)

Net unrealized appreciation of investments	$12,802,259,114

Cost of investments for tax purposes is $27,293,781,991.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and income from the Subsidiary, on October 31, 2020, undistributed net investment income was decreased by $44,995,075, undistributed net realized gain (loss) was increased by $55,273,928 and shares of beneficial interest was decreased by $10,278,853. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Two months ended		Year ended
	October 31, 2020(a)		October 31, 2019		August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	12,120,595	$513,333,800	1,825,541	$78,189,194	19,826,241	$825,875,316

Class C	267,818	10,636,009	42,339	1,686,182	427,864	16,283,254

Class R	772,293	31,376,932	165,097	6,794,664	1,255,509	49,307,965

Class Y	102,988,186	4,314,513,261	13,070,841	554,206,095	136,939,699	5,519,609,533

Class R5(b)	214,242	8,779,932	137,470	5,894,681	243	10,025

Class R6	93,082,360	3,844,334,771	12,996,571	553,795,087	128,840,618	5,206,191,344

Issued as reinvestment of dividends:
Class A	2,039,333	92,952,814	-	-	298,774	12,007,718

Class C	179,390	7,561,279	-	-	-	-

Class R	221,370	9,684,930	-	-	-	-

Class Y	9,320,943	418,044,321	-	-	2,291,204	90,685,856

Class R5(b)	3,634	165,186	-	-	-	-

Class R6	7,845,713	351,723,324	-	-	2,119,944	83,865,017

Automatic conversion of Class C shares to Class A shares:
Class A	2,540,406	111,253,173	2,227,969	95,635,429	-	-

Class C	(2,756,444)	(111,253,173)	(2,407,197)	(95,635,429)	-	-

22	Invesco Developing Markets Fund

	Summary of Share Activity

	Year ended		Two months ended		Year ended
	October 31, 2020(a)		October 31, 2019		August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Reacquired:
Class A	(36,821,623)	$(1,557,117,422)	(5,261,666)	$(226,090,126)	(34,310,616)	$(1,412,210,719)

Class C	(2,166,495)	(84,468,051)	(458,192)	(18,180,672)	(8,902,854)	(351,298,378)

Class R	(3,298,174)	(135,991,735)	(709,539)	(29,021,706)	(4,100,083)	(161,394,172)

Class Y	(147,172,297)	(6,026,115,409)	(17,041,075)	(724,117,622)	(124,202,065)	(4,997,394,451)

Class R5(b)	(57,608)	(2,502,339)	(2,253)	(96,587)	-	-

Class R6	(116,012,827)	(4,768,348,193)	(12,741,196)	(540,282,257)	(77,134,317)	(3,102,204,459)

Net increase (decrease) in share activity	(76,689,185)	$(2,971,436,590)	(8,155,290)	$(337,223,067)	43,350,161	$1,779,333,849

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

23	Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statement of Changes in Net Assets	Consolidated Financial Highlights
For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019.	For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through August 31, 2019 for Class R5.

The consolidated financial statements of Invesco Developing Markets Fund (formerly Oppenheimer Developing Markets Fund) as of and for the year ended August 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,186.70	$6.71	$1,019.00	$6.19	1.22%
Class C	1,000.00	1,181.90	10.80	1,015.23	9.98	1.97
Class R	1,000.00	1,185.20	8.07	1,017.75	7.46	1.47
Class Y	1,000.00	1,188.20	5.34	1,020.26	4.93	0.97
Class R5	1,000.00	1,188.40	5.17	1,020.41	4.77	0.94
Class R6	1,000.00	1,188.90	4.57	1,020.96	4.22	0.83

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25	Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (formerly, Invesco Oppenheimer Developing Markets Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The

26	Invesco Developing Markets Fund

Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distribution	$765,274,922
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$71,260,705

28	Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Developing Markets Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Discovery Mid Cap Growth Fund Effective September 30, 2020, Invesco Oppenheimer Discovery Mid Cap Growth Fund was renamed Invesco Discovery Mid Cap Growth Fund.

Nasdaq:
A: OEGAX ∎ C: OEGCX ∎ R: OEGNX ∎ Y: OEGYX ∎ R5: DMCFX ∎ R6: OEGIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Discovery Mid Cap Growth Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Discovery Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Discovery Mid Cap Growth Fund (the Fund), at net asset value (NAV), outperformed the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.60%
Class C Shares	24.74
Class R Shares	25.31
Class Y Shares	25.95
Class R5 Shares	26.12
Class R6 Shares	26.14
Russell Midcap Growth Index▼	21.14

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

    During the fiscal year, stock selection in the information technology, financials and consumer discretionary sectors were the largest contributors to the Fund’s performance versus the Russell Midcap Growth Index. This was partially offset by weaker stock selection in the consumer staples, real estate and communication services sectors.

    The largest individual contributors to the Fund’s performance during the fiscal year included DexCom, Twilio and RingCentral.

    Dexcom is a pure play diabetes company focused on Continuous Glucose Monitoring (CGM) technology. The company has been viewed as defensive in the current environment, as revenue from existing patients is likely to remain solid throughout the pandemic. In addition, it benefitted from increasing awareness of the benefits of CGM technology, its pump partnerships, opportunities for telehealth and the need for better glucose management in the hospital setting.

    Twilio is the leading provider of cloud communications services that allows developers to communicate with end users using phone calls, text messages and video. Twillio reported strong results during the fiscal year, driven by broad-based digital transformation strength that was able to more than offset the decline in the travel/hospitality exposure.

    RingCentral is a global provider of cloud enterprise unified communications and collaboration software. We believe RingCentral’s cloud-based suite of telephony, video and messaging solutions is well-built for the mobile workforce and has helped produce one of the most consistent growth profiles in the software industry.

    The largest individual detractors from the Fund’s performance relative to the Russell Midcap Growth Index during the fiscal year included TransDigm, LiveNation and Bright Horizons. We exited these three positions before the close of the fiscal year.

    TransDigm is a leader in highly engineered, proprietary aircraft components and systems for commercial and military aircraft. The company was under pressure due to the uncertainty of aftermarket and original equipment manufacturer (OEM) volumes in the near-term as a result of the travel slow down due to COVID-19.

    LiveNation produces live concerts and ticking services for leading arenas, stadiums, and professional sports franchises. COVID-19 disruption has caused significant losses as all live concerts have been either cancelled and/or rescheduled. In addition, concerns remain as many sporting events that have resumed are now being done without spectators to comply with health regulations.

    Bright Horizons provides childcare and early education services designed to help employers and families better address the challenges of work and life. The shift to work-from-home, higher unemployment and the contagious nature of COVID-19 have substantially impacted the need for Bright Horizons services.

    Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

4	Invesco Discovery Mid Cap Growth Fund

    We thank you for your continued investment in Invesco Discovery Mid Cap Growth Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio manager(s):

Justin Livengood

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Discovery Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (11/1/00)	8.02%
10 Years	13.88
5 Years	13.48
1 Year	18.69

Class C Shares
Inception (11/1/00)	7.98%
10 Years	13.83
5 Years	13.91
1 Year	23.74

Class R Shares
Inception (3/1/01)	9.20%
10 Years	14.23
5 Years	14.48
1 Year	25.31

Class Y Shares
Inception (11/1/00)	8.79%
10 Years	14.89
5 Years	15.06
1 Year	25.95

Class R5 Shares
10 Years	14.59%
5 Years	14.90
1 Year	26.12

Class R6 Shares
Inception (2/28/13)	15.22%
5 Years	15.26
1 Year	26.14

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund. The Fund was subsequently renamed the Invesco Discovery Mid Cap Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Discovery Mid Cap Growth Fund

Invesco Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	32.31%
Health Care	21.46
Industrials	15.92
Consumer Discretionary	13.90
Financials	6.58
Materials	2.81
Communication Services	2.59
Consumer Staples	2.21
Real Estate	1.39
Money Market Funds Plus Other Assets Less Liabilities	0.83

Top 10 Equity Holdings*

		% of total net assets
1.	Pool Corp.	2.46%
2.	Monolithic Power Systems, Inc.	2.24
3.	Synopsys, Inc.	2.22
4.	IDEXX Laboratories, Inc.	2.11
5.	Twilio, Inc., Class A	2.06
6.	West Pharmaceutical Services, Inc.	1.99
7.	Trade Desk, Inc. (The), Class A	1.96
8.	MSCI, Inc.	1.78
9.	Chipotle Mexican Grill, Inc.	1.78
10.	Lam Research Corp.	1.74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Discovery Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.17%
Apparel, Accessories & Luxury Goods–1.73%
lululemon athletica, inc.(b)	305,580	$97,568,638

Application Software–13.96%
ANSYS, Inc.(b)	229,721	69,920,181

Atlassian Corp. PLC, Class A(b)	241,529	46,281,787

Avalara, Inc.(b)	434,176	64,713,933

Coupa Software, Inc.(b)	351,797	94,176,057

DocuSign, Inc.(b)	447,921	90,592,022

Dynatrace, Inc.(b)	1,315,058	46,434,698

Globant S.A. (Argentina)(b)	235,510	42,535,461

RingCentral, Inc., Class A(b)	378,219	97,709,097

Synopsys, Inc.(b)	587,704	125,686,377

Trade Desk, Inc. (The), Class A(b)	196,024	111,037,795

		789,087,408

Asset Management & Custody Banks–1.15%
KKR & Co., Inc., Class A	1,905,034	65,056,911

Auto Parts & Equipment–1.27%
Aptiv PLC(b)	742,188	71,613,720

Automotive Retail–0.43%
Carvana Co.(b)	131,586	24,389,465

Biotechnology–2.06%
Alnylam Pharmaceuticals, Inc.(b)	293,421	36,081,981

Neurocrine Biosciences, Inc.(b)	266,587	26,304,139

Seagen, Inc.(b)	324,649	54,151,453

		116,537,573

Brewers–1.28%
Boston Beer Co., Inc. (The), Class A(b)	69,684	72,414,219

Building Products–2.38%
Trane Technologies PLC	551,722	73,241,096

Trex Co., Inc.(b)	881,454	61,296,311

		134,537,407

Casinos & Gaming–0.24%
Churchill Downs, Inc.	90,287	13,466,306

Copper–0.87%
Freeport-McMoRan, Inc.(b)	2,851,608	49,446,883

Data Processing & Outsourced Services–0.99%
Black Knight, Inc.(b)	633,513	55,717,468

Distributors–2.46%
Pool Corp.	397,813	139,166,922

Diversified Support Services–2.74%
Cintas Corp.	218,875	68,847,131

Copart, Inc.(b)	780,942	86,184,759

		155,031,890

Education Services–0.90%
Chegg, Inc.(b)	690,444	50,706,207

	Shares	Value

Electrical Components & Equipment–3.67%
AMETEK, Inc.	749,699	$73,620,442

Generac Holdings, Inc.(b)	341,452	71,756,138

Rockwell Automation, Inc.	260,472	61,763,120

		207,139,700

Electronic Equipment & Instruments–1.38%
Trimble, Inc.(b)	1,010,539	48,637,242

Zebra Technologies Corp., Class A(b)	102,913	29,190,243

		77,827,485

Fertilizers & Agricultural Chemicals–1.00%
FMC Corp.	548,136	56,315,493

Financial Exchanges & Data–2.98%
MarketAxess Holdings, Inc.	125,568	67,662,317

MSCI, Inc.	287,700	100,648,968

		168,311,285

Health Care Equipment–7.62%
DexCom, Inc.(b)	299,521	95,720,921

IDEXX Laboratories, Inc.(b)	280,307	119,080,020

Masimo Corp.(b)	424,870	95,094,403

ResMed, Inc.	364,981	70,054,453

STERIS PLC	287,661	50,970,653

		430,920,450

Health Care Supplies–4.29%
Align Technology, Inc.(b)	225,401	96,038,858

Quidel Corp.(b)	125,029	33,544,031

West Pharmaceutical Services, Inc.	414,371	112,737,918

		242,320,807

Health Care Technology–1.51%
Veeva Systems, Inc., Class A(b)	316,706	85,526,455

Home Improvement Retail–0.98%
Floor & Decor Holdings, Inc., Class A(b)	758,375	55,361,375

Homebuilding–2.43%
D.R. Horton, Inc.	1,201,277	80,257,316

TopBuild Corp.(b)	374,195	57,330,416

		137,587,732

Industrial Conglomerates–1.53%
Roper Technologies, Inc.	233,593	86,742,425

Industrial Machinery–2.01%
IDEX Corp.	412,545	70,293,542

Nordson Corp.	224,595	43,443,411

		113,736,953

Interactive Home Entertainment–0.78%
Zynga, Inc., Class A(b)	4,883,678	43,904,265

Interactive Media & Services–1.07%
Pinterest, Inc., Class A(b)	1,027,437	60,567,411

Internet & Direct Marketing Retail–1.12%
Chewy, Inc., Class A(b)	1,026,209	63,214,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Mid Cap Growth Fund

	Shares	Value

Internet Services & Infrastructure–2.94%
Twilio, Inc., Class A(b)	416,525	$116,197,979

Wix.com Ltd. (Israel)(b)	201,076	49,730,117

		165,928,096

Investment Banking & Brokerage–1.33%
LPL Financial Holdings, Inc.	941,659	75,266,804

IT Consulting & Other Services–2.18%
Booz Allen Hamilton Holding Corp.	539,302	42,335,207

EPAM Systems, Inc.(b)	261,633	80,831,515

		123,166,722

Leisure Products–0.57%
Peloton Interactive, Inc., Class A(b)	291,654	32,143,187

Life Sciences Tools & Services–4.30%
Bio-Rad Laboratories, Inc., Class A(b)	132,675	77,803,274

Charles River Laboratories International, Inc.(b)	233,320	53,126,964

ICON PLC (Ireland)(b)	246,264	44,401,399

Mettler-Toledo International, Inc.(b)	21,457	21,412,155

Repligen Corp.(b)	279,563	46,566,809

		243,310,601

Movies & Entertainment–0.74%
Roku, Inc.(b)	207,483	41,994,559

Packaged Foods & Meats–0.93%
McCormick & Co., Inc.	290,848	52,500,973

Paper Packaging–0.94%
Avery Dennison Corp.	384,556	53,218,705

Pharmaceuticals–1.66%
Catalent, Inc.(b)	787,225	69,094,738

Royalty Pharma PLC, Class A	679,508	24,937,944

		94,032,682

Railroads–0.95%
Kansas City Southern	305,367	53,787,343

Regional Banks–1.12%
First Republic Bank	503,899	63,561,820

	Shares	Value

Research & Consulting Services–1.29%
TransUnion	912,263	$72,670,871

Restaurants–1.78%
Chipotle Mexican Grill, Inc.(b)	83,602	100,446,131

Semiconductor Equipment–4.35%
Enphase Energy, Inc.(b)	409,141	40,132,641

Entegris, Inc.	749,958	56,074,360

Lam Research Corp.	288,201	98,587,798

Teradyne, Inc.	582,252	51,150,838

		245,945,637

Semiconductors–5.35%
Marvell Technology Group Ltd.	1,863,708	69,907,687

Microchip Technology, Inc.	723,909	76,068,358

Monolithic Power Systems, Inc.	396,643	126,767,103

ON Semiconductor Corp.(b)	1,176,139	29,509,327

		302,252,475

Specialized REITs–1.39%
SBA Communications Corp., Class A	270,266	78,477,139

Systems Software–1.17%
Crowdstrike Holdings, Inc., Class A(b)	533,860	66,113,222

Trucking–1.35%
Old Dominion Freight Line, Inc.	399,617	76,075,088

Total Common Stocks & Other Equity Interests (Cost $4,074,522,500)		5,605,109,382

Money Market Funds–0.86%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	8,167,662	8,167,662

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	30,969,801	30,982,189

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	9,334,472	9,334,472

Total Money Market Funds (Cost $48,487,411)		48,484,323

TOTAL INVESTMENTS IN SECURITIES–100.03% (Cost $4,123,009,911)		5,653,593,705

OTHER ASSETS LESS LIABILITIES–(0.03)%		(1,872,555)

NET ASSETS–100.00%		$5,651,721,150

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$29,853,080	$725,366,386	$(747,051,804)	$-	$-	$8,167,662	$182,097
Invesco Liquid Assets Portfolio, Institutional Class	-	333,768,853	(302,806,420)	(3,088)	22,844	30,982,189	72,192
Invesco Treasury Portfolio, Institutional Class	-	495,927,954	(486,593,483)	-	1	9,334,472	11,599
Total	$29,853,080	$1,555,063,193	$(1,536,451,707)	$(3,088)	$22,845	$48,484,323	$265,888

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $4,074,522,500)	$5,605,109,382

Investments in affiliated money market funds, at value (Cost $48,487,411)	48,484,323

Cash	200,000

Receivable for:
Investments sold	36,172,281

Fund shares sold	4,671,133

Dividends	182,448

Investment for trustee deferred compensation and retirement plans	621,148

Other assets	122,403

Total assets	5,695,563,118

Liabilities:

Payable for:
Investments purchased	34,388,209

Fund shares reacquired	4,933,035

Accrued fees to affiliates	2,773,401

Accrued trustees’ and officers’ fees and benefits	3,811

Accrued other operating expenses	1,071,730

Trustee deferred compensation and retirement plans	671,782

Total liabilities	43,841,968

Net assets applicable to shares outstanding	$5,651,721,150

Net assets consist of:
Shares of beneficial interest	$3,921,262,436

Distributable earnings	1,730,458,714

$5,651,721,150

Net Assets:

Class A	$3,787,635,931

Class C	$190,420,447

Class R	$121,008,845

Class Y	$538,204,828

Class R5	$110,205,749

Class R6	$904,245,350

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	142,121,244

Class C	9,141,079

Class R	4,936,345

Class Y	17,657,322

Class R5	4,112,588

Class R6	29,141,555

Class A:
Net asset value per share	$26.65

Maximum offering price per share
(Net asset value of $26.65 ÷ 94.50%)	$28.20

Class C:
Net asset value and offering price per share	$20.83

Class R:
Net asset value and offering price per share	$24.51

Class Y:
Net asset value and offering price per share	$30.48

Class R5:
Net asset value and offering price per share	$26.80

Class R6:
Net asset value and offering price per share	$31.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $22,732)	$17,832,031

Dividends from affiliated money market funds	265,888

Total investment income	18,097,919

Expenses:

Advisory fees	21,748,552

Administrative services fees	512,984

Custodian fees	8,646

Distribution fees:
Class A	5,161,557

Class C	1,661,071

Class R	486,784

Transfer agent fees – A, C, R and Y	5,157,918

Transfer agent fees – R5	38,645

Transfer agent fees – R6	61,152

Trustees’ and officers’ fees and benefits	33,030

Registration and filing fees	172,749

Reports to shareholders	179,880

Professional services fees	49,556

Other	(9,718)

Total expenses	35,262,806

Less: Fees waived and/or expense offset arrangement(s)	(63,361)

Net expenses	35,199,445

Net investment income (loss)	(17,101,526)

Realized and unrealized gain from:

Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(269,985))	269,109,086

Foreign currencies	174

269,109,260

Change in net unrealized appreciation of investment securities	860,479,165

Net realized and unrealized gain	1,129,588,425

Net increase in net assets resulting from operations	$1,112,486,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income (loss)	$(17,101,526)	$(4,734,168)

Net realized gain	269,109,260	67,449,498

Change in net unrealized appreciation	860,479,165	206,159,585

Net increase in net assets resulting from operations	1,112,486,899	268,874,915

Distributions to shareholders from distributable earnings:

Class A	(33,645,795)	(53,035,330)

Class C	(7,676,088)	(16,332,699)

Class R	(3,676,467)	(5,998,411)

Class Y	(9,982,640)	(18,908,343)

Class R5	(481)	–

Class R6	(13,525,157)	(18,753,312)

Total distributions from distributable earnings	(68,506,628)	(113,028,095)

Share transactions–net:

Class A	2,274,970,414	77,527,637

Class C	19,675,468	(25,550,087)

Class R	24,298,798	5,272,346

Class Y	191,464,715	(18,068,289)

Class R5	86,161,008	10,000

Class R6	449,738,939	102,610,622

Net increase in net assets resulting from share transactions	3,046,309,342	141,802,229

Net increase in net assets	4,090,289,613	297,649,049

Net assets:

Beginning of year	1,561,431,537	1,263,782,488

End of year	$5,651,721,150	$1,561,431,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/20	$22.17	$(0.13)	$5.60	$5.47	$(0.99)	$26.65	25.60	%(e)	$3,787,636	1.05	%(e)(f)	1.05	%(e)(f)	(0.54	)%(e)(f)	131%
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43		748,190	1.11		1.11		(0.37)		84
Year ended 10/31/18	21.45	(0.12)	0.81	0.69	(1.86)	20.28	3.52		604,414	1.11		1.11		(0.55)		108
Year ended 10/31/17	16.98	(0.09)	4.71	4.62	(0.15)	21.45	27.43		547,963	1.21		1.21		(0.48)		139
Year ended 10/31/16	17.74	(0.09)	0.05	(0.04)	(0.72)	16.98	(0.19)		435,153	1.31		1.31		(0.52)		128
Class C
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74		190,420	1.82	(f)	1.82	(f)	(1.31	)(f)	131
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43		138,705	1.87		1.87		(1.12)		84
Year ended 10/31/18	18.06	(0.23)	0.68	0.45	(1.86)	16.65	2.79		153,263	1.86		1.86		(1.30)		108
Year ended 10/31/17	14.43	(0.20)	3.98	3.78	(0.15)	18.06	26.45		138,647	1.96		1.96		(1.24)		139
Year ended 10/31/16	15.30	(0.18)	0.03	(0.15)	(0.72)	14.43	(0.98)		115,201	2.06		2.06		(1.28)		128
Class R
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31		121,009	1.32	(f)	1.32	(f)	(0.81	)(f)	131
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09		75,342	1.37		1.37		(0.62)		84
Year ended 10/31/18	20.21	(0.16)	0.76	0.60	(1.86)	18.95	3.27		63,189	1.36		1.36		(0.80)		108
Year ended 10/31/17	16.05	(0.13)	4.44	4.31	(0.15)	20.21	27.09		50,117	1.46		1.46		(0.70)		139
Year ended 10/31/16	16.85	(0.12)	0.04	(0.08)	(0.72)	16.05	(0.45)		36,480	1.56		1.56		(0.77)		128
Class Y
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95		538,205	0.82	(f)	0.82	(f)	(0.31	)(f)	131
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68		253,901	0.87		0.87		(0.13)		84
Year ended 10/31/18	23.74	(0.07)	0.90	0.83	(1.86)	22.71	3.79		243,035	0.87		0.87		(0.31)		108
Year ended 10/31/17	18.73	(0.05)	5.21	5.16	(0.15)	23.74	27.75		210,789	0.96		0.96		(0.25)		139
Year ended 10/31/16	19.45	(0.05)	0.05	0.00	(0.72)	18.73	0.04		158,471	1.06		1.06		(0.27)		128
Class R5
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12		110,206	0.71	(f)	0.71	(f)	(0.20	)(f)	131
Period ended 10/31/19(g)	20.60	0.00	1.60	1.60	–	22.20	7.77		11	0.75	(h)	0.75	(h)	(0.01	)(h)	84
Class R6
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14		904,245	0.65	(f)	0.65	(f)	(0.14	)(f)	131
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92		345,282	0.69		0.69		0.05		84
Year ended 10/31/18	23.98	(0.03)	0.91	0.88	(1.86)	23.00	3.97		199,881	0.70		0.70		(0.14)		108
Year ended 10/31/17	18.89	(0.02)	5.26	5.24	(0.15)	23.98	27.94		68,180	0.77		0.77		(0.07)		139
Year ended 10/31/16	19.57	(0.01)	0.05	0.04	(0.72)	18.89	0.25		33,128	0.87		0.87		(0.07)		128

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018, 2017, and 2016, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the year ended October 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $2,277,253, $165,786, $97,357, $389,210, $56,258 and $538,223 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date after the close of business on May 24, 2019.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Discovery Mid Cap Growth Fund, formerly Invesco Oppenheimer Discovery Mid Cap Growth Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek capital appreciation.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17	Invesco Discovery Mid Cap Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

18	Invesco Discovery Mid Cap Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $500 million	0.680%

Next $500 million	0.650%

Next $4 billion	0.620%

Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.86%, 1.37%, 0.87%, 0.76% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $42,494.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $488,252 in front-end sales commissions from the sale of Class A shares and $10,287 and $4,150 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19	Invesco Discovery Mid Cap Growth Fund

    As of October 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities sales of $2,265,566, which resulted in net realized gains (losses) of $(269,985).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $20,867.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$–	$90,855

Long-term capital gain	68,506,628	112,937,240

Total distributions	$68,506,628	$113,028,095

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$223,747,533

Net unrealized appreciation – investments	1,521,309,572

Temporary book/tax differences	(568,591)

Late-Year ordinary loss deferral	(14,029,800)

Shares of beneficial interest	3,921,262,436

Total net assets	$5,651,721,150

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

20	Invesco Discovery Mid Cap Growth Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $3,276,156,323 and $2,924,524,893, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,549,479,261

Aggregate unrealized (depreciation) of investments	(28,169,689)

Net unrealized appreciation of investments	$1,521,309,572

    Cost of investments for tax purposes is $4,132,284,133.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2020, undistributed net investment income (loss) was increased by $5,863,529, undistributed net realized gain was decreased by $178,762 and shares of beneficial interest was decreased by $5,684,767. Further, as a result of tax deferrals acquired in the reorganization of Invesco Mid Cap Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $4,328,317, undistributed net realized gain was decreased by $44,008,642 and shares of beneficial interest was increased by $48,336,959. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	15,114,638	$354,773,331	7,246,182	$150,058,770

Class C	1,956,789	35,752,471	1,704,916	27,805,934

Class R	1,210,992	26,452,331	998,391	18,989,924

Class Y	7,726,185	204,762,535	4,909,405	112,535,494

Class R5(b)	667,522	15,569,460	485	10,000

Class R6	16,440,920	487,979,012	7,308,130	163,891,841

Issued as reinvestment of dividends:
Class A	1,470,496	32,497,956	2,969,152	52,167,987

Class C	429,795	7,469,834	1,142,318	16,095,263

Class R	179,660	3,659,674	357,647	5,826,072

Class Y	354,423	8,935,017	867,332	17,251,246

Class R6	522,085	13,381,034	927,680	18,711,309

Automatic conversion of Class C shares to Class A shares:
Class A	476,763	11,558,706	1,226,856	26,494,973

Class C	(607,960)	(11,558,706)	(1,536,065)	(26,494,973)

Issued in connection with acquisitions:(c)
Class A	107,672,579	2,268,952,250	-	-

Class C	2,547,982	42,133,320	-	-

Class R	1,183,472	22,967,032	-	-

Class Y	5,134,518	123,576,759	-	-

Class R5	3,967,858	83,901,636	-	-

Class R6	4,088,310	100,096,412	-	-

21	Invesco Discovery Mid Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(16,368,404)	$(392,811,829)	(7,486,271)	$(151,194,093)

Class C	(3,041,992)	(54,121,451)	(2,660,455)	(42,956,311)

Class R	(1,311,163)	(28,780,239)	(1,016,804)	(19,543,650)

Class Y	(5,653,971)	(145,809,596)	(6,382,459)	(147,855,029)

Class R5	(523,277)	(13,310,088)	-	-

Class R6	(5,426,024)	(151,717,519)	(3,409,312)	(79,992,528)

Net increase in share activity	138,212,196	$3,046,309,342	7,167,128	$141,802,229

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date after the close of business on May 24, 2019.
(c)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 124,594,719 shares of the Fund for 83,710,209 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $2,641,627,409, including $335,789,673 of unrealized appreciation, were combined with those of the Fund.

The net assets of the Fund immediately before the acquisition were $1,599,111,505 and $4,240,738,914 immediately after the acquisition.
The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(22,343,997)

Net realized/unrealized gains (losses)	1,114,124,319

Change in net assets resulting from operations	$1,091,780,322

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22	Invesco Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended October 31, 2020 and the year ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco Discovery Mid Cap Growth Fund (formerly Oppenheimer Discovery Mid Cap Growth Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,247.60	$5.82	$1,019.96	$5.23	1.03%
Class C	1,000.00	1,242.80	10.09	1,016.14	9.07	1.79
Class R	1,000.00	1,246.10	7.28	1,018.65	6.55	1.29
Class Y	1,000.00	1,249.20	4.47	1,021.17	4.01	0.79
Class R5	1,000.00	1,250.00	3.96	1,021.62	3.56	0.70
Class R6	1,000.00	1,250.20	3.68	1,021.87	3.30	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24	Invesco Discovery Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Mid Cap Growth Fund’s (formerly, Invesco Oppenheimer Discovery Mid Cap Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Growth Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

25	Invesco Discovery Mid Cap Growth Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$68,506,628
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact (Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones -1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley -1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Discovery Mid Cap Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Emerging Markets All Cap Fund Effective September 30, 2020, Invesco Developing Markets Fund was renamed Invesco Emerging Markets All Cap Fund.

Nasdaq:
A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets All Cap Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets All Cap Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Emerging Markets All Cap Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.54%
Class C Shares	4.78
Class Y Shares	5.82
Class R5 Shares	5.90
Class R6 Shares	5.96
MSCI Emerging Markets Index▼(Broad Market/Style-Specific Index)	8.25
Lipper Emerging Market Funds Index∎ (Peer Group Index)	8.29

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    On the positive side, strong stock selection in the consumer staples sector was the largest contributor to relative Fund performance compared to the MSCI Emerging Markets Index, the Fund’s broad market/style-specific index. Within the sector, Chinese companies contributed favorably to both the Fund’s absolute and relative performance, including spirits producer Wuliangye Yibin, yeast product company Angel Yeast and pork products maker Henan Shuanghui. Relative to the Fund’s broad market/style-specific index, underweight exposure to the weak energy sector and lack of exposure to the utilities sector added to relative results. Fund holdings in the financials sector outperformed those of the broad market/style-specific index, contributing to relative results. Additionally, a slight underweight in financials also benefited relative return. On a geographic basis, strong stock selection in China was the largest contributor to the Fund’s relative results. Stock selection and underweight exposure to South Africa added to the Fund’s relative return.

Underweight exposure to India also benefited the Fund’s relative performance.

    In contrast, stock selection in the information technology (IT) and health care sectors were among the largest detractors from the Fund’s relative return during the fiscal year. Within the IT sector, Brazil-based software company TOTVS was a notable detractor. Underweight exposure to Taiwan Semiconductor relative the Fund’s broad market/ style-specific index hampered relative results. In the health care sector, Brazilian health care diagnostics company Fleury detracted from both absolute and relative performance. Underweight exposure to the IT sector, one the strongest performing sectors in the broad market/style-specific index, hampered relative results. Fund holdings in the real estate sector underperformed those of the broad market/style-specific index, also detracting from relative return. Geographically, overweight exposure to weaker regions, including Mexico, Brazil and Indonesia was a drag on the Fund’s relative return.

    In a rising equity market environment, the Fund’s cash exposure (which averaged around 7.7% during the fiscal year) detracted from the Fund’s performance relative to the broad market/style-specific benchmark. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. During the COVID-19 market selloff, our trading activity picked up to take advantage of the broadening opportunity set. We added several new holdings, including China-based online messaging and social network services company Tencent, Mexico-based retailer Walmart de Mexico, South-Africa based internet communications, gaming and e-commerce company Naspers, and India’s largest private bank HDFC Bank. We sold several holdings, including financials companies Indonesia-based Bank Mandiri, Malaysia-based Public Bank Berhad and Thailand-based Kasikornbank, and Mexico-based consumer staples company FEMSA.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that we believe can be resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

4	Invesco Emerging Markets All Cap Fund

    We thank you for your continued investment in Invesco Emerging Markets All Cap Fund.

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Borge Endresen - Lead

Mark Jason

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Emerging Markets All Cap Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets All Cap Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (1/11/94)	5.19%
10 Years	2.30
5 Years	8.15
1 Year	-0.26

Class C Shares
Inception (3/1/99)	8.97%
10 Years	2.27
5 Years	8.57
1 Year	3.78

Class Y Shares
Inception (10/3/08)	7.29%
10 Years	3.14
5 Years	9.66
1 Year	5.82

Class R5 Shares
Inception (10/25/05)	7.97%
10 Years	3.27
5 Years	9.77
1 Year	5.90

Class R6 Shares
10 Years	3.23%
5 Years	9.83
1 Year	5.96

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

7	Invesco Emerging Markets All Cap Fund

Invesco Emerging Markets All Cap Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI Emerging Markets Index (Net) is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Emerging Markets All Cap Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	22.54%
Financials	16.84
Consumer Staples	15.30
Communication Services	12.14
Information Technology	11.44
Industrials	6.78
Health Care	3.87
Real Estate	3.15
Other Sectors, Each Less than 2% of Net Assets	1.78
Money Market Funds Plus Other Assets Less Liabilities	6.16

Top 10 Equity Holdings*

		% of total net assets
1.	Alibaba Group Holding Ltd., ADR	6.31%
2.	Samsung Electronics Co. Ltd.	4.82
3.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.80
4.	Tencent Holdings Ltd.	4.43
5.	China Mengniu Dairy Co. Ltd.	3.82
6.	Yum China Holdings, Inc.	3.63
7.	Yandex N.V., Class A	3.31
8.	JD.com, Inc., ADR	2.85
9.	Wuliangye Yibin Co. Ltd., A Shares	2.77
10.	Sberbank of Russia PJSC, Preference Shares	2.67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Emerging Markets All Cap Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–93.85%
Brazil–8.06%
Ambev S.A., ADR	3,969,718	$ 8,495,197
Arcos Dorados Holdings, Inc., Class A(a)	10,932,631	43,949,177
B3 S.A. - Brasil, Bolsa, Balcao	3,524,520	31,357,322
Banco Bradesco S.A., ADR	3,235,210	11,323,235
Fleury S.A.	7,923,200	37,766,017
Multiplan Empreendimentos Imobiliarios S.A.	9,683,529	32,014,316
Raia Drogasil S.A.	1,600,000	6,709,016
TOTVS S.A.	2,338,500	11,003,843
		182,618,123

China–32.34%
Alibaba Group Holding Ltd., ADR(b)	469,237	142,971,822
Angel Yeast Co. Ltd., A Shares	1,638,488	12,996,078
China Feihe Ltd.(c)	4,892,000	11,061,633
China Mengniu Dairy Co. Ltd.(b)	18,382,000	86,492,155
Henan Shuanghui Investment & Development Co. Ltd., A Shares	1,926,183	14,419,953
Industrial & Commercial Bank of China Ltd., H Shares	16,638,000	9,361,295
JD.com, Inc., ADR(b)	792,110	64,572,807
Kweichow Moutai Co. Ltd., A Shares	60,656	15,162,202
Meituan Dianping, B Shares(b)	473,200	17,700,941
New Oriental Education & Technology Group, Inc., ADR(b)	214,673	34,429,256
Shanghai International Airport Co. Ltd., A Shares	3,176,254	31,412,779
Sunny Optical Technology Group Co. Ltd.	1,820,100	30,272,868
Tencent Holdings Ltd.	1,308,100	100,339,675
Tongcheng-Elong Holdings Ltd.(b)(c)	9,815,600	16,367,549
Wuliangye Yibin Co. Ltd., A Shares	1,714,547	62,727,382
Yum China Holdings, Inc.	1,543,516	82,161,357
		732,449,752

Egypt–1.37%
Eastern Co. S.A.E.	21,384,488	16,298,328
Egyptian Financial Group-Hermes Holding Co.(b)	18,652,502	14,684,067
		30,982,395

France–0.97%
Bollore S.A.	6,148,198	22,058,863

Hungary–2.21%
Gedeon Richter PLC	2,443,485	49,975,522

India–2.13%
HDFC Bank Ltd., ADR(b)	840,071	48,253,678

Indonesia–2.48%
PT Bank Central Asia Tbk	19,144,200	37,638,045
PT Telekomunikasi Indonesia (Persero) Tbk	104,477,700	18,507,212
		56,145,257

Israel–0.62%
ICL Group Ltd.	3,847,588	13,954,172

	Shares	Value
Macau–1.73%
Galaxy Entertainment Group Ltd.	5,926,000	$ 39,089,164

Mexico–9.81%
Bolsa Mexicana de Valores S.A.B. de C.V.	21,082,320	42,857,395
GMexico Transportes S.A.B. de C.V.	27,888,930	33,001,539
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(b)	7,831,898	35,342,587
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	4,078,439	33,942,280
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	22,358,599	33,235,114
Wal-Mart de Mexico S.A.B. de C.V., Series V	18,083,600	43,692,549
		222,071,464

Nigeria–0.92%
Zenith Bank PLC	363,656,079	20,803,333

Peru–0.37%
Credicorp Ltd.	72,821	8,351,112

Philippines–3.35%
BDO Unibank, Inc.	15,538,040	28,538,885
SM Investments Corp.	1,013,810	19,884,458
SM Prime Holdings, Inc.	39,270,900	27,346,643
		75,769,986

Russia–10.48%
Detsky Mir PJSC	11,088,510	15,360,015
Gazprom PJSC, ADR	4,284,513	16,425,040
Mobile TeleSystems PJSC, ADR	3,016,494	23,588,983
Moscow Exchange MICEX-RTS PJSC	9,640,000	16,268,310
Sberbank of Russia PJSC	11,900,044	30,131,304
Sberbank of Russia PJSC, Preference Shares	24,871,366	60,578,465
Yandex N.V., Class A(b)	1,302,426	74,980,665
		237,332,782

South Africa–2.37%
Naspers Ltd., Class N	274,700	53,733,085

South Korea–6.38%
NAVER Corp.	137,204	35,369,046
Samsung Electronics Co. Ltd.	2,174,183	109,027,327
		144,396,373

Taiwan–4.80%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,207,000	108,768,091

Turkey–1.37%
Haci Omer Sabanci Holding A.S.	21,674,815	21,311,293
Tupras-Turkiye Petrol Rafinerileri A.S.(b)	1,101,252	9,830,270
		31,141,563

United Arab Emirates–0.53%
Emaar Properties PJSC(b)	16,658,100	12,066,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets All Cap Fund

	Shares	Value
Vietnam–1.56%
Vietnam Dairy Products JSC	7,548,648	$ 35,236,028
Total Common Stocks & Other Equity Interests (Cost $1,678,489,012)		2,125,197,259

Money Market Funds–5.50%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(a)(d)	43,866,503	43,866,503
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(a)(d)	30,494,435	30,506,633

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(d)	50,133,146	$ 50,133,146
Total Money Market Funds (Cost $124,504,369)		124,506,282
TOTAL INVESTMENTS IN SECURITIES–99.35% (Cost $1,802,993,381)		2,249,703,541
OTHER ASSETS LESS LIABILITIES-0.65%		14,796,462
NET ASSETS-100.00%		$2,264,500,003

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$70,395,619	$210,762,719	$(237,291,835)	$-	$-	$43,866,503	$384,101
Invesco Liquid Assets Portfolio, Institutional Class	50,296,795	151,040,246	(170,804,389)	(5,240)	(20,779)	30,506,633	343,268
Invesco Treasury Portfolio, Institutional Class	80,452,136	240,871,678	(271,190,668)	-	-	50,133,146	428,360
Investments in Other Affiliates:
Arcos Dorados Holdings, Inc., Class A	43,071,609	24,363,257	-	(23,485,689)	-	43,949,177	582,886
Total	$244,216,159	$627,037,900	$(679,286,892)	$(23,490,929)	$(20,779)	$168,455,459	$1,738,615

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $27,429,182, which represented 1.21% of the Fund’s Net Assets.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets All Cap Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $1,607,501,787)	$2,081,248,082

Investments in affiliates, at value (Cost $195,491,594)	168,455,459

Cash	589,390

Foreign currencies, at value (Cost $5,798,253)	5,509,593

Receivable for:
Fund shares sold	12,840,139

Affiliates	2,009,625

Dividends	1,310,685

Investment for trustee deferred compensation and retirement plans	351,780

Other assets	122,016

Total assets	2,272,436,769

Liabilities:
Payable for:
Investments purchased	2,104,319

Fund shares reacquired	3,587,072

Accrued fees to affiliates	802,836

Accrued trustees’ and officers’ fees and benefits	1,765

Accrued other operating expenses	1,057,493

Trustee deferred compensation and retirement plans	383,281

Total liabilities	7,936,766

Net assets applicable to shares outstanding	$2,264,500,003

Net assets consist of:
Shares of beneficial interest	$1,697,043,746

Distributable earnings	567,456,257

$2,264,500,003

Net Assets:
Class A	$552,261,575

Class C	$16,812,498

Class Y	$1,015,411,859

Class R5	$182,631,251

Class R6	$497,382,820

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,429,255

Class C	449,770

Class Y	26,498,626

Class R5	4,778,526

Class R6	13,012,832

Class A:
Net asset value per share	$38.27

Maximum offering price per share (Net asset value of $38.27 ÷ 94.50%)	$40.50

Class C:
Net asset value and offering price per share	$37.38

Class Y:
Net asset value and offering price per share	$38.32

Class R5:
Net asset value and offering price per share	$38.22

Class R6:
Net asset value and offering price per share	$38.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets All Cap Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $5,813,567)	$43,601,691

Dividends from affiliates	1,738,615

Total investment income	45,340,306

Expenses:
Advisory fees	18,781,874

Administrative services fees	300,877

Custodian fees	756,430

Distribution fees:
Class A	1,365,878

Class C	198,227

Transfer agent fees – A, C and Y	2,527,229

Transfer agent fees – R5	205,009

Transfer agent fees – R6	53,856

Trustees’ and officers’ fees and benefits	41,748

Registration and filing fees	146,859

Reports to shareholders	275,049

Professional services fees	57,657

Other	37,428

Total expenses	24,748,121

Less: Fees waived and/or expense offset arrangement(s)	(179,715)

Net expenses	24,568,406

Net investment income	20,771,900

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $ 110,566)	132,868,506

Affiliated investment securities	(20,779)

Foreign currencies	(1,415,781)

131,431,946

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $ 349,126)	(6,812,803)

Affiliated investment securities	(23,490,929)

Foreign currencies	(345,002)

(30,648,734)

Net realized and unrealized gain	100,783,212

Net increase in net assets resulting from operations	$121,555,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets All Cap Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$20,771,900	$39,845,223

Net realized gain	131,431,946	14,818,094

Change in net unrealized appreciation (depreciation)	(30,648,734)	388,965,429

Net increase in net assets resulting from operations	121,555,112	443,628,746

Distributions to shareholders from distributable earnings:
Class A	(8,994,008)	(7,969,115)

Class C	(100,403)	(262,493)

Class Y	(17,366,105)	(16,922,298)

Class R5	(4,390,520)	(5,436,248)

Class R6	(7,805,161)	(7,119,345)

Total distributions from distributable earnings	(38,656,197)	(37,709,499)

Share transactions–net:
Class A	(49,372,647)	(68,304,830)

Class C	(6,664,248)	(40,444,768)

Class Y	646,578	(197,124,112)

Class R5	(68,170,028)	(83,352,208)

Class R6	97,127,522	(48,117,996)

Net increase (decrease) in net assets resulting from share transactions	(26,432,823)	(437,343,914)

Net increase (decrease) in net assets	56,466,092	(31,424,667)

Net assets:
Beginning of year	2,208,033,911	2,239,458,578

End of year	$2,264,500,003	$2,208,033,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets All Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$36.81	$0.27	$1.76	$2.03	$(0.57)	$38.27	5.54%	$552,262	1.37	%(d)	1.38	%(d)	0.76	%(d)	33%
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	36.81	22.39	583,346	1.37		1.38		1.62		7
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	30.54	(16.09)	544,574	1.39		1.40		1.23		20
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	36.66	20.55	878,910	1.41		1.43		0.86		16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Class C
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	37.38	4.78	16,812	2.12	(d)	2.13	(d)	0.01	(d)	33
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	35.83	21.48	22,941	2.12		2.13		0.87		7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	29.64	(16.71)	55,823	2.14		2.15		0.48		20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	35.59	19.65	88,231	2.16		2.18		0.11		16
Year ended 10/31/16	25.03	0.07	4.68	4.75	-	29.78	18.98	82,513	2.15		2.16		0.26		3
Class Y
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	38.32	5.82	1,015,412	1.12	(d)	1.13	(d)	1.01	(d)	33
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	36.85	22.69	968,060	1.12		1.13		1.87		7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	30.60	(15.89)	986,550	1.14		1.15		1.48		20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	36.74	20.84	1,575,401	1.16		1.18		1.11		16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Class R5
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	38.22	5.90	182,631	1.05	(d)	1.06	(d)	1.08	(d)	33
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	36.76	22.79	250,287	1.03		1.04		1.96		7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	30.55	(15.80)	287,511	1.04		1.05		1.58		20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	36.68	20.97	470,436	1.04		1.06		1.23		16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Class R6
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	38.22	5.96	497,383	0.96	(d)	0.97	(d)	1.17	(d)	33
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	36.76	22.88	383,400	0.97		0.98		2.02		7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	30.55	(15.74)	365,000	0.99		1.00		1.63		20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	36.67	21.04	427,243	1.00		1.02		1.27		16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $546,351, $19,823, $946,325, $205,710 and $414,857 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets All Cap Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets All Cap Fund, formerly Invesco Developing Markets Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Emerging Markets All Cap Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17	Invesco Emerging Markets All Cap Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.88%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $174,649.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $43,406 in front-end sales commissions from the sale of Class A shares and $3,943 and $2,882 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

18	Invesco Emerging Markets All Cap Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$182,618,123	$–	$–	$ 182,618,123
China	324,135,242	408,314,510	–	732,449,752
Egypt	–	30,982,395	–	30,982,395
France	–	22,058,863	–	22,058,863
Hungary	–	49,975,522	–	49,975,522
India	48,253,678	–	–	48,253,678
Indonesia	–	56,145,257	–	56,145,257
Israel	–	13,954,172	–	13,954,172
Macau	–	39,089,164	–	39,089,164
Mexico	222,071,464	–	–	222,071,464
Nigeria	–	20,803,333	–	20,803,333
Peru	8,351,112	–	–	8,351,112
Philippines	–	75,769,986	–	75,769,986
Russia	130,197,973	107,134,809	–	237,332,782
South Africa	–	53,733,085	–	53,733,085
South Korea	–	144,396,373	–	144,396,373
Taiwan	–	108,768,091	–	108,768,091
Turkey	–	31,141,563	–	31,141,563
United Arab Emirates	–	12,066,516	–	12,066,516
Vietnam	–	35,236,028	–	35,236,028
Money Market Funds	124,506,282	–	–	124,506,282
Total Investments	$1,040,133,874	$1,209,569,667	$–	$2,249,703,541

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,066.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$38,656,197	$37,709,499

*	Includes short-term capital gain distributions, if any.

19	Invesco Emerging Markets All Cap Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$72,313,933

Undistributed long-term capital gain	60,007,649

Net unrealized appreciation - investments	435,922,568

Net unrealized appreciation (depreciation) - foreign currencies	(468,273)

Temporary book/tax differences	(319,620)

Shares of beneficial interest	1,697,043,746

Total net assets	$2,264,500,003

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

    The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $675,130,257 and $653,901,554, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$640,501,943

Aggregate unrealized (depreciation) of investments	(204,579,375)

Net unrealized appreciation of investments	$435,922,568

    Cost of investments for tax purposes is $1,813,780,973.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2020, undistributed net investment income was decreased by $1,526,346 and undistributed net realized gain was increased by $1,526,346. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	1,706,365	$61,253,898	1,641,304	$55,770,409

Class C	95,985	3,358,951	74,751	2,477,906

Class Y	9,564,984	320,291,589	5,877,479	196,106,934

Class R5	1,328,553	46,363,019	2,080,870	70,586,854

Class R6	6,495,302	236,439,889	2,685,910	90,896,940

Issued as reinvestment of dividends:
Class A	206,055	7,799,177	235,461	7,068,533

Class C	2,352	87,520	7,896	232,233

Class Y	326,675	12,351,569	378,032	11,337,175

Class R5	114,253	4,306,190	157,204	4,698,810

Class R6	172,136	6,484,375	202,111	6,037,061

Automatic conversion of Class C shares to Class A shares:
Class A	124,129	4,504,737	962,532	32,214,769

Class C	(126,814)	(4,504,737)	(984,000)	(32,214,769)

20	Invesco Emerging Markets All Cap Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(3,455,941)	$(122,930,459)	(4,823,602)	$(163,358,541)

Class C	(161,979)	(5,605,982)	(341,782)	(10,940,138)

Class Y	(9,663,832)	(331,996,580)	(12,225,279)	(404,568,221)

Class R5	(3,472,694)	(118,839,237)	(4,841,981)	(158,637,872)

Class R6	(4,085,473)	(145,796,742)	(4,406,663)	(145,051,997)

Net increase (decrease) in share activity	(829,944)	$(26,432,823)	(13,319,757)	$(437,343,914)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

    In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Emerging Markets All Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets All Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets All Cap Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Emerging Markets All Cap Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,228.20	$7.67	$1,018.25	$6.95	1.37%
Class C	1,000.00	1,223.60	11.85	1,014.48	10.74	2.12
Class Y	1,000.00	1,229.80	6.28	1,019.51	5.69	1.12
Class R5	1,000.00	1,230.10	5.89	1,019.86	5.33	1.05
Class R6	1,000.00	1,230.50	5.38	1,020.31	4.88	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Emerging Markets All Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets All Cap Fund’s (formerly, Invesco Developing Markets Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods, and reasonably comparable to the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

24	Invesco Emerging Markets All Cap Fund

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Emerging Markets All Cap Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	92.73%
Corporate Dividends Received Deduction*	1.26%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0989	per share
Foreign Source Income	$0.8396	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Emerging Markets All Cap Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Emerging Markets All Cap Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                                                   DVM-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Emerging Markets Innovators Fund

Effective September 30, 2020, Invesco Oppenheimer Emerging Markets Innovators Fund was renamed Invesco Emerging Markets Innovators Fund.

Nasdaq:

A: EMIAX ∎ C: EMVCX ∎ R: EMIRX ∎ Y: EMIYX ∎ R5: EMIMX ∎ R6: EMVIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Innovators Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets Innovators Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Emerging Markets Innovators Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Mid Cap Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.30%
Class C Shares	6.49
Class R Shares	7.10
Class Y Shares	7.60
Class R5 Shares	7.77
Class R6 Shares	7.82
MSCI Emerging Markets Mid Cap Index▼	-3.22

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Performance at the beginning of the fiscal year was primarily driven by news flow related to the ongoing trade dispute between the US and China. Near the end of 2019, speculation about an impending resolution to the trade dispute settled market jitters and emerging market equities saw improved performance, however, this proved short lived. The gains emerging market equities enjoyed at the beginning of 2020 were eroded as the coronavirus (COVID-19) pandemic spread causing serious disruption to the global economy. The effects of the virus’s economic destruction were particularly outsized in several emerging market countries, notably Brazil, India and Mexico. The volatile macroeconomic environment was further jilted by a sharp fall in oil prices as a price war between Saudi Arabia and Russia ensued.

Toward the end of March, China’s markets began to recover as the country lifted strict quarantine restrictions and economic activity began to resume. Other major economies followed suit, effectively calming market fears about the economic impact of the coronavirus. Equity markets continued to incrementally recover through the summer months, mainly supported by China’s sizeable gains. India and Mexico, whose equity markets performed dismally earlier in the year, turned around and achieved positive returns for the quarter. Brazil, which faces structural impediments, remained one of the weakest markets.

At the end of the fiscal year, emerging markets fared better than developed, with China continuing to boost overall gains. China, with many internal economic drivers, will likely remain the dominant global growth engine. Additionally, low interest rates, low energy prices and a weakening US dollar, could eventually culminate in large foreign capital flows and private investments into emerging markets. This scenario could give emerging market countries, constrained by insufficient domestic savings, the necessary funds for structural growth, benefiting much of Latin America, Southeast Asia and parts of sub-Saharan Africa. However, in the near term, many emerging market countries will need to grapple with a variety of issues such as external debt, unsustainable deficits, asset quality stress and institutional reforms, among others, before achieving a turnaround with sustainable growth.

Top contributors to Fund performance during the fiscal year included Samsung Biologics, Yandex and Silergy.

Samsung Biologics, a South Korean manufacturer of bio-healthcare products, has evolved from a leading contract manufacturing organization (CMO) in the country to one of the fastest-growing in the world. Samsung Biologics owns a 50% stake in the biosimilar producer Samsung Bioepis with US biotech giant Biogen. Bioepis has proven a fruitful joint venture for Samsung Biologics. The company currently has three autoimmune biosimilars being sold in the European market that have posted record high sales. Further, this joint venture positions Samsung Biologics to benefit from the US Food and Drug Administrations (FDA) guidelines on interchangeability, allowing customers to potentially switch to biosimilars at the drug store counter. Samsung Biologics announced a sizeable contract with AstraZeneca that will last until the end of 2023 adding a significant source of revenue.

Yandex is the dominant internet company in Russia’s transforming digital landscape, operating the leading search engine and capturing a large share of digital advertising. With search and advertising comprising Yandex’s core growth engines, the company is able to direct cash flow into new areas of development, resulting in many real options and future growth drivers that will be supported by existing synergies and data, such as ride hailing, food-delivery services, online grocery and autonomous vehicle technology. The market has responded favorably to the consolidation of “Yandex.Market” after finalizing the reorganization with Sberbank. This should prove a major growth engine for Yandex who’s current market share in e-commerce is a sliver of the market. Russia’s e-commerce landscape is vastly underpenetrated, providing “Yandex.Market” with significant long-term growth underpinned by the accelerating shift from offline to online shopping.

Silergy is the largest fabless producer in Taiwan and a global leader in PMIC (power management integrated circuits). This class of integrated circuits perform functions related to power requirements, such as adjusting the voltage/current of electricity flows in items like batteries. Market leaders in the category are migrating away from this area of the market with a focus on more lucrative business segments, of which they have been able to explore through large R&D expenditures, leaving room for a player Silergy’s size to capture market share in this defensible business. PMIC continues to grow as more IoT (internet of things) devices proliferate the modern consumer landscape, such as wearables and smart homes. Despite weakness in the consumer category this year, Silergy has performed strongly as the demand for 5G-base stations, data centers and PCs offset the slowdown. Further, Silergy is a rare beneficiary of the US-China trade-war, as China campaigns to focus on local sourcing.

The largest detractors from Fund performance included Alsea, Falabella and Chola-mandalam Investment & Finance.

Alsea is a Mexico-based company that operates QSR (quick serve restaurants) across Latin America and Europe. Brands in Alsea’s portfolio range from coffee shops, such as Starbucks and Vips, to casual dining options like Domino’s Pizza. Economically, Mexico has been hard hit by the coronavirus, which has had an outsized effect on consumer spending in Mexico. Shuttered stores throughout Latin America and Europe put significant pressure on the company’s balance sheet. We continue to engage with management to better understand the company’s future path to sustained profitability, through consumer engagement, the rollout and improvement of customer loyalty programs, and the continued assessment of underperforming brands in their portfolio. Prior to the pandemic, Alsea was working on identifying and shuttering underperforming, expensive locations in their portfolio, notably in the Starbucks brand.

Falabella is a pan Latin American retailer that operates across various segments with its main revenue source in Chile. The company has struggled due to the challenging business environment due to the COVID-19 pandemic We exited our position in the second quarter and deploy capital elsewhere.

Cholamandalam Investment & Finance is based in India and operates as a financial services provider. Prior to the coronavirus outbreak, the banking sector in India had been

4	Invesco Emerging Markets Innovators Fund

impacted by several macroeconomic head-winds - a weak real estate market, development stagnation, and expectations for weak economic growth in India. This all created a dramatic sell-off of Indian equities this year and more broadly in the banking sector. We do not believe Cholamandalam Investment and Finance is poised to withstand this confluence of events and have exited our position.

During this period of crisis and uncertainty surrounding the coronavirus, we remain focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets, however, we are unwavering in our approach as bottom-up investors that focus on the long-term and avoid tactical decisions. We will continue to seek high quality companies that have durable long-term growth potential supported by strong competitive positions, balance sheets, cash flows etc. that will allow them to thrive in the post-coronavirus world. We have exposure to sectors and industries where we see dynamic change and real value being extracted including ecommerce, cloud computing, internet services, healthcare, travel and education.

We thank you for your continued investment in Invesco Emerging Markets Innovators Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Emerging Markets Innovators Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 6/30/14

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Innovators Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (6/30/14)	0.92%
5 Years	4.74
1 Year	1.36

Class C Shares
Inception (6/30/14)	1.04%
5 Years	5.10
1 Year	5.49

Class R Shares
Inception (6/30/14)	1.55%
5 Years	5.65
1 Year	7.10

Class Y Shares
Inception (6/30/14)	2.07%
5 Years	6.18
1 Year	7.60

Class R5 Shares
Inception (5/24/19)	1.90%
5 Years	6.05
1 Year	7.77

Class R6 Shares
Inception (6/30/14)	2.28%
5 Years	6.39
1 Year	7.82

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Innovators Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Innovators Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Innovators Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Emerging Markets Innovators Fund

Invesco Emerging Markets Innovators Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI Emerging Markets Mid Cap Index (Net) is designed to measure equity market performance of mid-capitalization companies in emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Emerging Markets Innovators Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Consumer Discretionary	28.93%
Industrials	11.52
Financials	11.39
Communication Services	10.90
Information Technology	8.95
Consumer Staples	8.38
Health Care	8.07
Real Estate	6.56
Materials	3.75

Money Market Funds Plus Other Assets Less Liabilities	1.55

Top 10 Equity Holdings*
		% of total net assets
1.	Yandex N.V., Class A	6.41%
2.	Yum China Holdings, Inc.	6.30
3.	Huazhu Group Ltd., ADR	4.54
4.	Lojas Americanas S.A., Preference Shares	3.28
5.	Voltas Ltd.	3.12
6.	PT Ace Hardware Indonesia Tbk	3.05
7.	Samsung Biologics Co. Ltd.	2.87
8.	Oberoi Realty Ltd.	2.78
9.	Tencent Music Entertainment Group, ADR	2.52
10.	PT Semen Indonesia (Persero) Tbk	2.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Emerging Markets Innovators Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.45%

Argentina–0.50%
Globant S.A.(a)	11,440	$2,066,178

Brazil–7.47%
Arezzo Industria e Comercio S.A.	599,900	6,304,337

Lojas Americanas S.A., Preference Shares	3,372,681	13,654,246

Lojas Renner S.A.	755,100	4,928,327

Pagseguro Digital Ltd., Class A(a)	170,601	6,245,702

		31,132,612

China–31.95%
BeiGene Ltd., ADR(a)	9,904	2,936,734

Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	890,000	3,967,616

Huazhu Group Ltd., ADR	477,877	18,938,265

HUYA, Inc., ADR(a)	81,631	1,828,534

Innovent Biologics, Inc.(a)(b)	561,000	4,157,713

Kerry Logistics Network Ltd.	3,461,500	7,227,234

Kingdee International Software Group Co. Ltd.(a)	1,450,300	3,834,671

New Oriental Education & Technology Group, Inc., ADR(a)	34,644	5,556,205

OneConnect Financial Technology Co. Ltd., ADR(a)	362,192	7,294,547

Silergy Corp.	143,000	8,828,329

SITC International Holdings Co. Ltd.	5,677,000	8,830,409

Sunny Optical Technology Group Co. Ltd.	286,400	4,763,557

TAL Education Group, ADR(a)	14,575	968,654

Tencent Music Entertainment Group, ADR(a)	706,061	10,506,188

Venus MedTech Hangzhou, Inc., H Shares(a)(b)	526,655	5,074,065

Wuxi Biologics Cayman, Inc.(a)(b)	196,500	5,521,040

Yum China Holdings, Inc.	492,885	26,236,270

Zhongsheng Group Holdings Ltd.	934,789	6,680,373

		133,150,404

Colombia–0.54%
Banco Davivienda S.A., Preference Shares	348,703	2,264,112

Egypt–3.10%
Cairo Investment & Real Estate Development Co. SAE	3,617,782	3,445,123

Commercial International Bank Egypt S.A.E.	1,875,852	7,292,165

Eastern Co. S.A.E.	2,884,636	2,198,544

		12,935,832

Greece–1.13%
JUMBO S.A.	337,198	4,720,449

Hong Kong–0.46%
Hongkong & Shanghai Hotels Ltd. (The)	2,656,000	1,931,979

India–13.53%
Bandhan Bank Ltd.(b)	1,244,616	4,854,864

CRISIL Ltd.	229,755	6,411,248

	Shares	Value

India–(continued)
Havells India Ltd.	376,798	$3,699,463

ICICI Lombard General Insurance Co. Ltd.(b)	174,719	2,912,540

Indian Hotels Co. Ltd. (The)	1,570,048	2,019,326

Oberoi Realty Ltd.(a)	1,936,279	11,569,882

United Spirits Ltd.(a)	811,396	5,518,292

Voltas Ltd.	1,366,613	13,003,937

Zee Entertainment Enterprises Ltd.	2,524,723	6,395,106

		56,384,658

Indonesia–7.50%
PT Ace Hardware Indonesia Tbk	119,196,600	12,705,655

PT Semen Indonesia (Persero) Tbk	15,231,200	9,841,637

PT Unilever Indonesia Tbk	16,316,900	8,687,731

		31,235,023

Mexico–4.35%
Alsea S.A.B. de C.V.(a)	9,461,320	8,140,353

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B(a)	370,235	4,276,689

Regional S.A.B. de C.V.(a)	2,105,095	5,688,614

		18,105,656

Nigeria–0.70%
Guaranty Trust Bank PLC	34,639,124	2,914,068

Peru–1.83%
Credicorp Ltd.	54,710	6,274,143

InRetail Peru Corp.(b)	39,737	1,339,137

		7,613,280

Philippines–7.05%
Ayala Corp.	325,150	5,125,969

Ayala Land, Inc.	12,915,100	8,807,987

Philippine Seven Corp.	346,902	795,465

San Miguel Food and Beverage, Inc.	5,828,810	7,677,740

SM Prime Holdings, Inc.	10,010,500	6,970,901

		29,378,062

Poland–0.56%
Allegro.eu S.A.(a)(b)	115,609	2,349,503

Russia–9.92%
Polyus PJSC, GDR(b)	58,819	5,781,908

TCS Group Holding PLC, GDR(b)	275,248	6,578,427

TCS Group Holding PLC, GDR(b)	94,578	2,261,915

Yandex N.V., Class A(a)	463,724	26,696,591

		41,318,841

South Korea–2.87%
Samsung Biologics Co. Ltd.(a)(b)	19,845	11,970,016

Spain–0.48%
AmRest Holdings SE(a)	571,611	1,991,591

Taiwan–3.50%
Largan Precision Co. Ltd.	38,000	4,039,926

Largan Precision Co. Ltd.	2,000	211,512

President Chain Store Corp.	500,000	4,501,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Innovators Fund

	Shares	Value

Taiwan–(continued)
Voltronic Power Technology Corp.	169,919	$5,835,624

		14,588,070

Thailand–1.01%
Thai Beverage PCL	9,876,500	4,200,804

United Arab Emirates–0.00%
NMC Health PLC(a)(c)	239,387	3

Total Common Stocks & Other Equity Interests (Cost $346,851,617)		410,251,141

Money Market Funds–1.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	2,217,505	2,217,505

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	1,583,128	$1,583,761

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,534,292	2,534,292

Total Money Market Funds (Cost $6,335,716)		6,335,558

TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $353,187,333)		416,586,699

OTHER ASSETS LESS LIABILITIES–0.03%		127,237

NET ASSETS–100.00%		$416,713,936

Investment Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $56,768,744, which represented 13.62% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$38,085,651	$343,289,655	$(379,157,801)	$ -	$ -	$2,217,505	$190,177

Invesco Liquid Assets Portfolio, Institutional Class	-	3,245,011	(1,661,077)	(158)	(15)	1,583,761	91

Invesco Treasury Portfolio, Institutional Class	-	5,192,018	(2,657,726)	-	-	2,534,292	17

Total	$38,085,651	$351,726,684	$(383,476,604)	$(158)	$(15)	$6,335,558	$190,285

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Innovators Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $346,851,617)	$410,251,141

Investments in affiliated money market funds, at value (Cost $6,335,716)	6,335,558

Cash	300,764

Foreign currencies, at value (Cost $937,198)	938,384

Receivable for:
Investments sold	65,378

Fund shares sold	222,372

Dividends	237,763

Investment for trustee deferred compensation and retirement plans	7,655

Other assets	57,897

Total assets	418,416,912

Liabilities:
Payable for:
Investments purchased	1,095,794

Fund shares reacquired	294,310

Accrued fees to affiliates	137,014

Accrued trustees’ and officers’ fees and benefits	1,857

Accrued other operating expenses	166,346

Trustee deferred compensation and retirement plans	7,655

Total liabilities	1,702,976
Net assets applicable to shares outstanding	$416,713,936

Net assets consist of:
Shares of beneficial interest	$342,190,640

Distributable earnings	74,523,296

$416,713,936

Net Assets:
Class A	$70,918,057

Class C	$20,336,887

Class R	$7,740,633

Class Y	$183,437,577

Class R5	$11,782

Class R6	$134,269,000

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,351,613

Class C	1,905,923

Class R	703,217

Class Y	16,207,469

Class R5	1,049

Class R6	11,738,652

Class A:
Net asset value per share	$11.17

Maximum offering price per share (Net asset value of $11.17 ÷ 94.50%)	$11.82

Class C:
Net asset value and offering price per share	$10.67

Class R:
Net asset value and offering price per share	$11.01

Class Y:
Net asset value and offering price per share	$11.32

Class R5:
Net asset value and offering price per share	$11.23

Class R6:
Net asset value and offering price per share	$11.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Innovators Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $547,554)	$5,554,316

Dividends from affiliated money market funds	190,285

Total investment income	5,744,601

Expenses:
Advisory fees	6,134,786

Administrative services fees	78,143

Custodian fees	321,346

Distribution fees:
Class A	183,471

Class C	229,423

Class R	39,622

Transfer agent fees – A, C, R and Y	526,329

Transfer agent fees – R5	1

Transfer agent fees – R6	4,826

Trustees’ and officers’ fees and benefits	24,888

Registration and filing fees	141,614

Reports to shareholders	71,691

Professional services fees	47,378

Other	20,803

Total expenses	7,824,321

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(52,719)

Net expenses	7,771,602

Net investment income (loss)	(2,027,001)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes of $1,531,634)	79,045,144

Foreign currencies	564,356

79,609,500

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,741,969)	(41,883,383)

Foreign currencies	48,942

(41,834,441)

Net realized and unrealized gain	37,775,059

Net increase in net assets resulting from operations	$35,748,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Innovators Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended August 31, 2019

	Year Ended October 31, 2020	Two Months Ended October 31, 2019	Year Ended August 31, 2019

Operations:
Net investment income (loss)	$(2,027,001)	$(404,357)	$(167,895)

Net realized gain (loss)	79,609,500	11,321,736	(56,989,656)

Change in net unrealized appreciation (depreciation)	(41,834,441)	23,195,569	41,795,257

Net increase (decrease) in net assets resulting from operations	35,748,058	34,112,948	(15,362,294)

Share transactions–net:
Class A	(17,380,227)	(1,176,936)	(12,295,214)

Class C	(7,114,943)	(1,643,660)	(9,155,459)

Class R	(791,887)	73,076	992,778

Class Y	(39,921,238)	(7,955,725)	(53,894,034)

Class R5	–	–	10,000

Class R6	(181,445,330)	(994,222)	165,025,902

Net increase (decrease) in net assets resulting from share transactions	(246,653,625)	(11,697,467)	90,683,973

Net increase (decrease) in net assets	(210,905,567)	22,415,481	75,321,679

Net assets:
Beginning of year	627,619,503	605,204,022	529,882,343

End of year	$416,713,936	$627,619,503	$605,204,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Innovators Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$10.41	$(0.06)	$0.82	$0.76	$–	$11.17	7.30	%(e)	$70,918	1.68	%(e)(f)	1.68	%(e)(f)	(0.62	)%(e)(f)	67%
Two months ended 10/31/19	9.85	(0.01)	0.57	0.56	–	10.41	5.69		83,842	1.68	(g)	1.68	(g)	(0.63	)(g)	20
Year ended 08/31/19	10.38	(0.02)	(0.51)	(0.53)	–	9.85	(5.11)		80,454	1.71		1.71		(0.25)		36
Year ended 08/31/18	10.67	(0.02)	(0.25)	(0.27)	(0.02)	10.38	(2.52)		97,641	1.70		1.70		(0.18)		24
Year ended 08/31/17	8.87	(0.03)	1.83	1.80	–	10.67	20.29		84,324	1.77		1.77		(0.35)		23
Year ended 08/31/16	8.22	(0.03)	0.68	0.65	–	8.87	7.91		64,713	1.75		1.75		(0.31)		26
Class C
Year ended 10/31/20	10.02	(0.14)	0.79	0.65	–	10.67	6.49		20,337	2.44	(f)	2.44	(f)	(1.38	)(f)	67
Two months ended 10/31/19	9.49	(0.02)	0.55	0.53	–	10.02	5.58		26,427	2.44	(g)	2.44	(g)	(1.40	)(g)	20
Year ended 08/31/19	10.09	(0.09)	(0.51)	(0.60)	–	9.49	(5.95)		26,661	2.45		2.45		(1.01)		36
Year ended 08/31/18	10.42	(0.10)	(0.23)	(0.33)	–	10.09	(3.17)		38,156	2.46		2.46		(0.94)		24
Year ended 08/31/17	8.74	(0.10)	1.78	1.68	–	10.42	19.22		30,168	2.52		2.52		(1.11)		23
Year ended 08/31/16	8.16	(0.09)	0.67	0.58	–	8.74	7.24		19,616	2.50		2.50		(1.10)		26
Class R
Year ended 10/31/20	10.28	(0.09)	0.82	0.73	–	11.01	7.10		7,741	1.94	(f)	1.94	(f)	(0.88	)(f)	67
Two months ended 10/31/19	9.73	(0.01)	0.56	0.55	–	10.28	5.65		8,012	1.94	(g)	1.94	(g)	(0.90	)(g)	20
Year ended 08/31/19	10.29	(0.05)	(0.51)	(0.56)	–	9.73	(5.44)		7,516	1.95		1.95		(0.51)		36
Year ended 08/31/18	10.59	(0.05)	(0.24)	(0.29)	(0.01)	10.29	(2.77)		6,884	1.97		1.97		(0.45)		24
Year ended 08/31/17	8.83	(0.05)	1.81	1.76	–	10.59	19.93		3,606	2.03		2.03		(0.55)		23
Year ended 08/31/16	8.20	(0.05)	0.68	0.63	–	8.83	7.68		1,692	2.02		2.02		(0.60)		26
Class Y
Year ended 10/31/20	10.52	(0.04)	0.84	0.80	–	11.32	7.60		183,438	1.44	(f)	1.44	(f)	(0.38	)(f)	67
Two months ended 10/31/19	9.95	(0.01)	0.58	0.57	–	10.52	5.73		216,384	1.44	(g)	1.44	(g)	(0.40	)(g)	20
Year ended 08/31/19	10.47	(0.00)	(0.52)	(0.52)	–	9.95	(4.97)		212,530	1.46		1.46		(0.00)		36
Year ended 08/31/18	10.75	0.01	(0.25)	(0.24)	(0.04)	10.47	(2.23)		281,465	1.46		1.46		0.06		24
Year ended 08/31/17	8.92	(0.01)	1.84	1.83	–	10.75	20.52		193,261	1.52		1.52		(0.10)		23
Year ended 08/31/16	8.24	(0.00)	0.68	0.68	–	8.92	8.25		162,599	1.50		1.50		(0.03)		26
Class R5
Year ended 10/31/20	10.42	(0.02)	0.83	0.81	–	11.23	7.77		12	1.27	(f)	1.27	(f)	(0.21	)(f)	67
Two months ended 10/31/19	9.86	(0.00)	0.56	0.56	–	10.42	5.68		11	1.31	(g)	1.31	(g)	(0.26	)(g)	20
Period ended 08/31/19(h)	9.53	0.00	0.33	0.33	–	9.86	3.46		10	1.28	(g)	1.28	(g)	0.15	(g)	36
Class R6
Year ended 10/31/20	10.61	(0.02)	0.85	0.83	–	11.44	7.82		134,269	1.25	(f)	1.26	(f)	(0.19	)(f)	67
Two months ended 10/31/19	10.04	(0.00)	0.57	0.57	–	10.61	5.68		292,944	1.27	(g)	1.27	(g)	(0.22	)(g)	20
Year ended 08/31/19	10.54	0.02	(0.52)	(0.50)	–	10.04	(4.74)		278,033	1.27		1.27		0.18		36
Year ended 08/31/18	10.82	0.03	(0.25)	(0.22)	(0.06)	10.54	(2.06)		105,736	1.29		1.29		0.26		24
Year ended 08/31/17	8.96	0.03	1.83	1.86	–	10.82	20.89		23,879	1.32		1.32		0.30		23
Year ended 08/31/16	8.26	0.06	0.64	0.70	–	8.96	8.35		7,332	1.33		1.33		0.65		26
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)	Ratios are based on average daily net assets (000’s omitted) of $75,300, $22,942, $7,924, $192,471, $11 and $243,435 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Innovators Fund

Notes to Financial Statements

October 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Innovators Fund, formerly Invesco Oppenheimer Emerging Markets Innovators Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Emerging Markets Innovators Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17	Invesco Emerging Markets Innovators Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 500 million	1.150%

Next $500 million	1.100%

Next $4 billion	1.050%

Over $5 billion	1.000%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 1.13%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.70%, 2.46%, 1.98%, 1.45%, 1.30% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $44,328 and reimbursed class level expenses of $0, $0, $0, $0, $0 and $4,826 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $28,821 in front-end sales commissions from the sale of Class A shares and $0 and $979 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18	Invesco Emerging Markets Innovators Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$2,066,178	$–	$–	$2,066,178

Brazil	31,132,612	–	–	31,132,612

China	74,265,397	58,885,007	–	133,150,404

Colombia	2,264,112	–	–	2,264,112

Egypt	–	12,935,832	–	12,935,832

Greece	–	4,720,449	–	4,720,449

Hong Kong	–	1,931,979	–	1,931,979

India	–	56,384,658	–	56,384,658

Indonesia	–	31,235,023	–	31,235,023

Mexico	18,105,656	–	–	18,105,656

Nigeria	–	2,914,068	–	2,914,068

Peru	7,613,280	–	–	7,613,280

Philippines	–	29,378,062	–	29,378,062

Poland	2,349,503	–	–	2,349,503

Russia	39,056,926	2,261,915	–	41,318,841

South Korea	–	11,970,016	–	11,970,016

Spain	–	1,991,591	–	1,991,591

Taiwan	211,512	14,376,558	–	14,588,070

Thailand	–	4,200,804	–	4,200,804

United Arab Emirates	–	–	3	3

Money Market Funds	6,335,558	–	–	6,335,558

Total Investments	$183,400,734	$233,185,962	$3	$416,586,699

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,565.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the year ended October 31, 2020, Two Months ended October 31, 2019 and year ended August 31, 2019.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$14,790,466

Net unrealized appreciation - investments	62,031,731

Net unrealized appreciation - foreign currencies	2,265

Temporary book/tax differences	(7,245)

Late-Year ordinary loss deferral	(2,293,921)

Shares of beneficial interest	342,190,640

Total net assets	$416,713,936

19	Invesco Emerging Markets Innovators Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $346,316,793 and $560,334,390, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$104,921,371

Aggregate unrealized (depreciation) of investments	(42,889,640)

Net unrealized appreciation of investments	$62,031,731

Cost of investments for tax purposes is $354,554,968.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating loss, on October 31, 2020, undistributed net investment income (loss) was decreased by $268,466, undistributed net realized gain was increased by $967,279 and shares of beneficial interest was decreased by $698,813. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

			Summary of Share Activity

	Year ended October 31, 2020(a)		Two months ended October 31, 2019		Year ended August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,163,951	$12,282,570	215,833	$2,144,231	2,831,685	$27,135,496

Class C	249,099	2,499,377	37,728	365,110	675,184	6,281,216

Class R	179,806	1,852,616	26,562	264,114	298,488	2,854,027

Class Y	2,954,466	29,867,919	354,784	3,603,679	9,320,886	88,483,577

Class R5(b)	-	-	-	-	1,049	10,000

Class R6	1,332,978	13,420,353	242,449	2,459,925	20,331,432	191,144,970

Automatic conversion of Class C shares to Class A shares:
Class A	56,873	576,910	67,125	671,440	-	-

Class C	(59,311)	(576,910)	(69,640)	(671,440)	-	-

Reacquired:
Class A	(2,926,973)	(30,239,707)	(394,543)	(3,992,607)	(4,065,625)	(39,430,710)

Class C	(921,782)	(9,037,410)	(138,315)	(1,337,330)	(1,649,989)	(15,436,675)

Class R	(255,899)	(2,644,503)	(19,331)	(191,038)	(195,415)	(1,861,249)

Class Y	(7,316,804)	(69,789,157)	(1,139,324)	(11,559,404)	(14,855,717)	(142,377,611)

Class R6	(17,194,088)	(194,865,683)	(338,100)	(3,454,147)	(2,667,474)	(26,119,068)

Net increase (decrease) in share activity	(22,737,684)	$(246,653,625)	(1,154,772)	$(11,697,467)	10,024,504	$90,683,973

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20	Invesco Emerging Markets Innovators Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Innovators Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Innovators Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights

For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019.	For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through August 31, 2019 for Class R5.

The financial statements of Invesco Emerging Markets Innovators Fund (formerly Oppenheimer Emerging Markets Innovators Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Emerging Markets Innovators Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,219.40	$9.48	$1,016.59	$8.62	1.70%
Class C	1,000.00	1,213.90	13.69	1,012.77	12.45	2.46
Class R	1,000.00	1,217.90	10.87	1,015.33	9.88	1.95
Class Y	1,000.00	1,221.10	8.15	1,017.80	7.41	1.46
Class R5	1,000.00	1,222.00	6.98	1,018.85	6.34	1.25
Class R6	1,000.00	1,222.20	7.04	1,018.80	6.39	1.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22	Invesco Emerging Markets Innovators Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Innovators Fund’s (formerly, Invesco Oppenheimer Emerging Markets Innovators Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Mid Cap Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in and underweight or no exposure to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s

23	Invesco Emerging Markets Innovators Fund

contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group. The Board discussed with management reasons for such relative contractual and actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Emerging Markets Innovators Fund

Trustees and Officers

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Emerging Markets Innovators Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMI-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Emerging Markets Local Debt Fund
Effective September 30, 2020, Invesco Oppenheimer Emerging Markets Local Debt Fund was renamed Invesco Emerging Markets Local Debt Fund.

Nasdaq:
A: OEMAX ∎ C: OEMCX ∎ R: OEMNX ∎ Y: OEMYX ∎ R5: EMLDX ∎ R6: OEMIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus

(COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Emerging Markets Local Debt Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Emerging Markets Local Debt Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Emerging Markets Local Debt Fund (the Fund), at net asset value (NAV), outperformed the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.01%
Class C Shares	-3.83
Class R Shares	-3.35
Class Y Shares	-2.66
Class R5 Shares	-2.74
Class R6 Shares	-2.58
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	-3.81

Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for market returns. Central banks broadly maintained accommodative policies and improved economic data were supportive for the markets.

    Global financial markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity and fixed income markets fell sharply as the humanitarian and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. As fear of a worldwide recession increased, central banks around the world took aggressive policy action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global fixed income markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and fixed income markets recovered gradually after a deep rout in the first quarter.

    Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global fixed income markets ended the fiscal year mixed.

    During the fiscal year, exposures to Mexico, Colombia and Turkey contributed the most to the Fund’s relative outperformance compared with the JP Morgan Government Bond Index –Emerging Markets (GBI-EM) Global Diversified Index, while exposures to Indonesia, Russia and Poland detracted the most. Specific contributors to relative outperformance included the Fund’s interest rate positioning in Mexico and Colombia, and positioning in the Turkish lira. Conversely, interest rate positioning in Brazil, and positioning in the Argentinian peso and Indian rupee detracted from relative performance.

    As of the close of the fiscal year, in our opinion, growth forecasts are improving for emerging market (EM) economies. It is challenging at this time to estimate the impact of the new lockdowns in Europe – while this might impact some markets, we believe it to be minimal. We are therefore seeing fewer negative growth shocks for 2020 relative to our expectations earlier in the year. We believe, the GDP projections are better, despite COVID-19 case data often coming in worse than expected. We believe this will have important implications on political economy dynamics.

    In our view, the labor market data could prove to be more important than GDP data. As the COVID-19 pandemic is not a typical crisis, the path to the economic upcycle may be very different as well; the lack of income could translate into lower consumption and delayed investment, allowing central banks to hold policy rates at lower levels for longer as inflation will likely remain low. This could have an impact on medium to long term growth as well. As of the close of the fiscal year, we continued to believe that countries with a larger informal sector will be more flexible and may have an easier time to come out of the crisis, while the small open economies like Chile and Peru will need investments to lead and could have an enormous rebound if global data continues to come in better than expected.

    At close of the fiscal year, global macro conditions, when combined with the current shift in central bank frameworks, in our opinion, appear to be setting the stage for a sustained outperformance of EM assets. Global growth, we believe, will likely be higher in the coming years, recovering from the pandemic-induced collapse and aided by significant fiscal policy response from developed and some emerging markets. The changing policy framework at the US Federal Reserve (the Fed) could help ensure that financial conditions in the US remain favorable for a self-sustaining EM cycle.

    We believe these global conditions, when combined with attractive valuations in most EM countries and the right conditions for a weaker US dollar, could create the conditions for cyclical outperformance. As of the close of the fiscal year, yield curves in most EM countries have steepened materially as interest rates have been cut in most EM countries, with central banks taking advantage of the monetary policy room that opened with the Fed cutting rates to zero. We believe this could ultimately lead to attractive opportunities in EM local assets.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Part of the Fund’s strategy to manage currency risk in the portfolio during the fiscal

4                      Invesco Emerging Markets Local Debt Fund

year entailed purchasing and selling currency derivatives. The currency management was carried out via currency forwards on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your continued investment in Invesco Emerging Markets Local Debt Fund.

Portfolio manager(s):

Hemant Baijal

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Emerging Markets Local Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1   Source: FactSet Research Systems Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Emerging Markets Local Debt Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (6/30/10)	1.45%
10 Years	0.47
5 Years	3.62
1 Year	-7.13

Class C Shares
Inception (6/30/10)	1.27%
10 Years	0.28
5 Years	3.68
1 Year	-4.76

Class R Shares
Inception (6/30/10)	1.58%
10 Years	0.62
5 Years	4.23
1 Year	-3.35

Class Y Shares
Inception (6/30/10)	2.16%
10 Years	1.19
5 Years	4.80
1 Year	-2.66

Class R5 Shares
10 Years	0.94%
5 Years	4.60
1 Year	-2.74

Class R6 Shares
Inception (9/28/12)	0.49%
5 Years	4.90
1 Year	-2.58

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Local Debt Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Local Debt Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Emerging Markets Local Debt Fund

Invesco Emerging Markets Local Debt Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                      Invesco Emerging Markets Local Debt Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Sovereign Debt	77.69%
Financials	6.02
Energy	3.71
Other Sectors, Each Less than 2% of Net Assets	0.81
Money Market Funds Plus Other Assets Less Liabilities	11.77

Top Five Debt Issuers*

		% of total net assets
1.	Colombian TES	12.70%
2.	Indonesia Treasury Bond	10.58
3.	Republic of South Africa Government Bond	8.07
4.	Russian Federal Bond - OFZ	6.90
5.	Romania Government Bond	6.13

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                      Invesco Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2020

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–87.87%(a)
Argentina–0.39%
Argentina Treasury Bond BONCER, 1.00%, 08/05/2021	ARS	29,999,998	$461,251

Argentine Bonos del Tesoro, 18.20%, 10/03/2021	ARS	3,195,000	31,397

15.50%, 10/17/2026	ARS	4,000,000	18,664

YPF S.A., 16.50%, 05/09/2022(b)	ARS	7,670,200	64,137

			575,449

Brazil–3.00%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2023	BRL	5,000,000	983,168

Series F, 10.00%, 01/01/2025	BRL	17,000,000	3,414,096

			4,397,264

Chile–4.04%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 03/01/2026	CLP	2,100,000,000	3,156,246

4.70%, 09/01/2030(b)	CLP	1,800,000,000	2,769,132

			5,925,378

Colombia–12.74%
Colombian TES, Series B, 7.00%, 05/04/2022	COP	17,330,000,000	4,768,629

Series B, 10.00%, 07/24/2024	COP	16,000,000,000	5,036,606

Series B, 6.25%, 11/26/2025	COP	20,000,000,000	5,628,797

Series B, 5.75%, 11/03/2027	COP	10,000,000,000	2,677,301

Series B, 7.25%, 10/26/2050	COP	2,000,000,000	531,443

Empresas Publicas de Medellin E.S.P., 8.38%, 02/01/2021(b)	COP	214,000,000	55,670

			18,698,446

Egypt–2.96%
Egypt Government Bond, 16.00%, 06/11/2022	EGP	44,000,000	2,875,299

16.30%, 01/01/2023	EGP	6,800,000	450,713

14.20%, 07/07/2023	EGP	16,000,000	1,018,791

			4,344,803

India–8.02%
India Government Bond, 7.72%, 05/25/2025	INR	40,000,000	592,788

8.20%, 09/24/2025	INR	70,000,000	1,058,654

Indian Railway Finance Corp. Ltd., Series 132, 8.25%, 02/28/2024	INR	170,000,000	2,523,495

		Principal Amount	Value

India–(continued)
National Bank for Agriculture and Rural Development, Series 19B, 8.60%, 01/31/2022	INR	170,000,000	$2,415,298

Reliance Industries Ltd., Series D, 7.17%, 11/08/2022	INR	170,000,000	2,405,826

State of Gujarat India, 7.52%, 05/24/2027	INR	60,000,000	861,296

State of Maharashtra India, 8.06%, 02/11/2025	INR	50,000,000	732,030

7.99%, 10/28/2025	INR	30,000,000	440,129

State of Tamil Nadu India, 8.01%, 05/11/2026	INR	50,000,000	739,192

			11,768,708

Indonesia–10.78%
Indonesia Treasury Bond, Series FR59, 7.00%, 05/15/2027	IDR	67,000,000,000	4,747,036

Series FR64, 6.13%, 05/15/2028	IDR	70,000,000,000	4,668,102

Series FR71, 9.00%, 03/15/2029	IDR	38,780,000,000	3,030,939

Series FR73, 8.75%, 05/15/2031	IDR	40,000,000,000	3,080,205

PT Jasa Marga (Persero) Tbk, 7.50%, 12/11/2020(b)	IDR	4,400,000,000	296,866

			15,823,148

Malaysia–4.80%
Malaysian Government Bond, Series 115, 3.96%, 09/15/2025	MYR	7,000,000	1,832,642

Series 513, 3.73%, 06/15/2028	MYR	20,000,000	5,219,109

			7,051,751

Mexico–4.45%
Mexican Bonos, Series M, 8.00%, 12/07/2023	MXN	23,580,000	1,215,479

Series M 20, 10.00%, 12/05/2024	MXN	40,000,000	2,232,336

Petroleos Mexicanos, 7.65%, 11/24/2021	MXN	16,000,000	750,471

7.19%, 09/12/2024(b)	MXN	38,000,000	1,562,579

Series 2013-2, 7.19%, 09/12/2024	MXN	16,000,000	657,928

Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	2,162,000	108,958

			6,527,751

Peru–4.84%
Peru Government Bond, 5.94%, 02/12/2029	PEN	9,100,000	3,005,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Local Debt Fund

	Principal Amount		Value

Peru–(continued)
Peruvian Government International Bond, 6.35%, 08/12/2028(b)	PEN	12,105,000	$4,093,267

			7,098,871

Poland–2.05%
Republic of Poland Government Bond, Series 424, 2.50%, 04/25/2024	PLN	11,000,000	3,007,158

Romania–6.13%
Romania Government Bond, 3.25%, 04/29/2024	RON	22,500,000	5,458,337

4.50%, 06/17/2024	RON	14,000,000	3,536,423

			8,994,760

Russia–6.89%
Russian Federal Bond - OFZ, Series 26211, 7.00%, 01/25/2023	RUB	210,800,000	2,783,734

Series 6219, 7.75%, 09/16/2026	RUB	100,000,000	1,401,004

Series 6225, 7.25%, 05/10/2034	RUB	400,000,000	5,438,162

Series 6228, 7.65%, 04/10/2030	RUB	35,000,000	489,818

			10,112,718

South Africa–8.57%
Eskom Holdings SOC Ltd., Series ES23, 10.00%, 01/25/2023	ZAR	11,000,000	741,918

Republic of South Africa Government Bond, Series 2023, 7.75%, 02/28/2023	ZAR	60,000,000	3,973,761

Series R186, 10.50%, 12/21/2026	ZAR	110,000,000	7,865,182

			12,580,861

South Korea–1.20%
Export-Import Bank of Korea, 8.00%, 05/15/2024(b)	IDR	24,000,000,000	1,767,275

	Principal Amount		Value

Supranational–0.50%
European Bank for Reconstruction and Development, 6.85%, 06/21/2021	IDR	6,500,000,000	$451,038

International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	290,136

			741,174

Thailand–4.74%
Thailand Government Bond, 2.88%, 12/17/2028	THB	35,000,000	1,263,014

3.78%, 06/25/2032	THB	50,000,000	1,993,073

3.30%, 06/17/2038	THB	95,000,000	3,699,284

			6,955,371

Turkey–1.77%
Turkey Government Bond, 12.20%, 01/18/2023	TRY	22,690,000	2,600,841

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $133,361,582)			128,971,727

	Shares

Money Market Funds–4.92%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)		2,524,345	2,524,345

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)		1,802,053	1,802,774

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)		2,884,965	2,884,965

Total Money Market Funds (Cost $7,212,259)			7,212,084

Options Purchased–0.36% (Cost $952,586)(f)			529,771

TOTAL INVESTMENTS IN SECURITIES–93.15% (Cost $141,526,427)			136,713,582

OTHER ASSETS LESS LIABILITIES–6.85%			10,055,851

NET ASSETS–100.00%			$146,769,433

Investment Abbreviations:

ARS	– Argentina Peso
BRL	– Brazilian Real
CLP	– Chile Peso
COP	– Colombia Peso
EGP	– Egypt Pound
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
PLN	– Polish Zloty
RON	– Romania New Leu
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Local Debt Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $11,008,020, which represented 7.50% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$21,720,022	$76,338,406	$(73,814,061)	$(21,720,022)	$-	$2,524,345	$76,036
Invesco Liquid Assets Portfolio, Institutional Class	-	6,254,065	(4,450,961)	(176)	(154)	1,802,774	371
Invesco Treasury Portfolio, Institutional Class	-	10,006,502	(7,121,537)	-	-	2,884,965	139
Total	$21,720,022	$92,598,973	$(85,386,559)	$(21,720,198)	$(154)	$7,212,084	$76,546

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The table below details options purchased.

	Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
USD versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.42	USD	3,000,000	$17,628
USD versus CNH	Put	Bank of America, N.A.	11/27/2020	CNH	6.66	USD	3,000,000	17,979
USD versus CNH	Put	Standard Chartered Bank PLC	03/01/2021	CNH	6.40	USD	600,000	118,372
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	20.82	USD	12,000,000	240,300
USD versus PLN	Put	J.P. Morgan Chase Bank, N.A.	12/09/2020	PLN	3.55	USD	9,000,000	2,178
USD versus PLN	Put	J.P. Morgan Chase Bank, N.A.	01/29/2021	PLN	3.80	USD	6,000,000	45,138
USD versus RUB	Put	Goldman Sachs International	03/08/2021	RUB	67.99	USD	13,700,000	28,551
USD versus RUB	Put	Goldman Sachs International	03/26/2021	RUB	74.80	USD	4,300,000	55,526
USD versus TRY	Put	Goldman Sachs International	04/14/2021	TRY	6.85	USD	4,500,000	4,099
Total Foreign Currency Options Purchased								$529,771

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Citibank, N.A. in the amount of $300,000.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
Currency Risk
USD versus BRL	Call	Goldman Sachs International	12/11/2020	BRL	5.91	$(51,456)	USD	3,000,000	$(52,626)	$ (1,170)
USD versus CNH	Call	Bank of America, N.A.	11/27/2020	CNH	7.07	(15,243)	USD	3,000,000	(2,649)	12,594
USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	25.49	(88,600)	USD	6,000,000	(21,384)	67,216
USD versus PLN	Call	J.P. Morgan Chase Bank, N.A.	01/29/2021	PLN	4.12	(39,480)	USD	4,000,000	(39,076)	404
USD versus RUB	Call	Goldman Sachs International	01/08/2021	RUB	68.98	(63,770)	USD	5,000,000	(690,915)	(627,145)
USD versus RUB	Call	Goldman Sachs International	03/26/2021	RUB	88.69	(94,677)	USD	4,300,000	(73,569)	21,108
USD versus TRY	Call	Goldman Sachs International	04/14/2021	TRY	10.95	(142,497)	USD	4,500,000	(95,692)	46,805
Subtotal – Foreign Currency Call Options Written						(495,723)			(975,911)	(480,188)
Currency Risk
USD versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.10	(14,143)	USD	3,000,000	(2,244)	11,899
Total – Foreign Currency Options Written						$(509,866)			$(978,155)	$(468,289)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Citibank, N.A. in the amount of $300,000.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/05/2020	Bank of America, N.A.	EUR	2,620,000	USD	3,113,346	$ 61,828
12/01/2020	Bank of America, N.A.	USD	1,500,000	CNY	10,157,250	12,930
12/16/2020	Bank of America, N.A.	CZK	34,910,000	USD	1,561,410	68,298
12/16/2020	Bank of America, N.A.	PLN	6,950,000	USD	1,854,619	98,754
12/16/2020	Bank of America, N.A.	RUB	101,432,800	USD	1,319,434	48,162
12/16/2020	Bank of America, N.A.	USD	1,806,913	MXN	38,920,000	19,309
11/04/2020	Citibank, N.A.	BRL	40,223,667	USD	7,150,874	140,763
11/04/2020	Citibank, N.A.	USD	6,968,999	BRL	40,223,667	41,112
12/16/2020	Citibank, N.A.	COP	2,128,000,000	USD	569,136	20,385
12/16/2020	Citibank, N.A.	EUR	8,895,000	USD	10,586,704	216,465
12/16/2020	Citibank, N.A.	RUB	1,117,622,832	USD	14,767,548	760,217
12/16/2020	Citibank, N.A.	USD	1,165,876	COP	4,525,350,000	1,084
11/04/2020	Goldman Sachs International	BRL	9,490,400	USD	1,702,238	48,267
11/04/2020	Goldman Sachs International	USD	1,644,270	BRL	9,490,400	9,700
11/05/2020	Goldman Sachs International	RUB	114,095,810	EUR	1,550,000	369,393
12/16/2020	Goldman Sachs International	USD	4,846,799	MXN	104,180,000	41,583
02/08/2021	Goldman Sachs International	RUB	153,100,000	USD	2,062,481	153,785
03/09/2021	Goldman Sachs International	RUB	50,332,704	USD	685,000	59,400
03/17/2021	Goldman Sachs International	CLP	4,057,965,000	USD	5,320,526	71,148
03/17/2021	Goldman Sachs International	RUB	114,095,810	USD	1,531,210	114,261
04/15/2021	Goldman Sachs International	TRY	14,545,200	USD	1,860,000	259,826
11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	9,460,000	USD	1,693,063	44,391
11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	1,639,003	BRL	9,460,000	9,670
12/10/2020	J.P. Morgan Chase Bank, N.A.	EUR	460,000	USD	547,434	11,234
12/10/2020	J.P. Morgan Chase Bank, N.A.	ZAR	24,534,000	EUR	1,410,000	142,505
12/16/2020	J.P. Morgan Chase Bank, N.A.	COP	52,815,473,700	USD	14,195,176	575,548
12/16/2020	J.P. Morgan Chase Bank, N.A.	CZK	42,430,000	USD	1,829,814	15,071
12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	11,090,000	USD	13,203,577	274,295
12/16/2020	J.P. Morgan Chase Bank, N.A.	HUF	971,110,000	USD	3,127,885	46,317
12/16/2020	J.P. Morgan Chase Bank, N.A.	IDR	3,395,450,000	USD	228,927	185
12/16/2020	J.P. Morgan Chase Bank, N.A.	INR	683,028,800	USD	9,219,729	93,759
12/16/2020	J.P. Morgan Chase Bank, N.A.	PEN	530,000	USD	147,202	601
12/16/2020	J.P. Morgan Chase Bank, N.A.	PLN	1,190,000	USD	311,526	10,882
12/16/2020	J.P. Morgan Chase Bank, N.A.	RON	45,120,000	USD	10,967,976	188,563
12/16/2020	J.P. Morgan Chase Bank, N.A.	RUB	72,460,000	USD	923,942	15,789
12/16/2020	J.P. Morgan Chase Bank, N.A.	TRY	13,330,000	USD	1,605,057	49,052
12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	733,406	CLP	574,000,000	8,785
12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	13,142,810	CNY	90,327,400	297,987
12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	1,584,000	ILS	5,429,002	7,841
12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	19,109,079	MXN	410,428,600	149,238
12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	5,413,853	THB	169,683,188	29,149
12/17/2020	J.P. Morgan Chase Bank, N.A.	USD	4,432,340	ZAR	75,015,000	153,513
02/02/2021	J.P. Morgan Chase Bank, N.A.	PLN	8,682,300	USD	2,200,000	6,204
02/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	306,200,000	USD	4,308,147	490,755
03/17/2021	J.P. Morgan Chase Bank, N.A.	RUB	96,770,000	USD	1,205,556	3,775
03/17/2021	J.P. Morgan Chase Bank, N.A.	TRY	27,000,000	USD	3,862,108	848,775
12/16/2020	Morgan Stanley & Co. International PLC	HUF	334,740,000	USD	1,088,721	26,510
12/16/2020	Morgan Stanley & Co. International PLC	MYR	690,000	USD	165,698	271
12/16/2020	Morgan Stanley & Co. International PLC	PEN	25,420,000	USD	7,182,617	151,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/16/2020	Morgan Stanley & Co. International PLC	PLN	5,300,000	USD	1,387,164	$48,159

12/16/2020	Morgan Stanley & Co. International PLC	USD	1,610,512	CNY	10,970,000	21,834

12/16/2020	Morgan Stanley & Co. International PLC	USD	1,655,668	IDR	25,162,840,000	39,488

03/17/2021	Morgan Stanley & Co. International PLC	CLP	1,203,400,000	USD	1,566,825	10,109

Subtotal–Appreciation						6,388,256

Currency Risk

11/05/2020	Bank of America, N.A.	USD	3,113,500	RUB	229,523,353	(224,951)

12/16/2020	Bank of America, N.A.	USD	2,184,853	EUR	1,840,000	(39,688)

12/16/2020	Bank of America, N.A.	USD	2,826,651	HUF	850,200,000	(128,761)

12/16/2020	Bank of America, N.A.	USD	776,986	IDR	11,522,700,000	(731)

12/02/2020	Citibank, N.A.	USD	7,144,968	BRL	40,223,667	(144,578)

12/16/2020	Citibank, N.A.	MXN	431,276,000	USD	20,025,445	(211,083)

12/16/2020	Citibank, N.A.	USD	7,178,799	CZK	160,430,000	(317,159)

12/16/2020	Citibank, N.A.	USD	554,152	EUR	465,601	(11,331)

12/16/2020	Citibank, N.A.	USD	605,894	PLN	2,270,000	(32,395)

12/16/2020	Citibank, N.A.	USD	4,730,289	RON	19,450,000	(83,578)

12/17/2020	Citibank, N.A.	ZAR	13,610,000	USD	797,843	(34,170)

11/04/2020	Goldman Sachs International	BRL	7,198,955	USD	1,247,264	(7,358)

11/04/2020	Goldman Sachs International	USD	1,285,000	BRL	7,198,956	(30,379)

11/05/2020	Goldman Sachs International	USD	1,552,725	RUB	114,095,810	(116,831)

12/16/2020	Goldman Sachs International	USD	3,521,796	EUR	2,959,393	(71,586)

02/08/2021	Goldman Sachs International	USD	2,249,205	RUB	153,100,000	(340,509)

03/09/2021	Goldman Sachs International	USD	6,000,000	RUB	482,528,400	(2,511)

03/17/2021	Goldman Sachs International	USD	2,054,661	RUB	153,100,000	(153,321)

04/15/2021	Goldman Sachs International	USD	1,800,149	TRY	14,545,200	(199,974)

11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	51,975,112	USD	9,005,009	(53,123)

11/04/2020	J.P. Morgan Chase Bank, N.A.	MXN	61,070,911	USD	2,875,412	(3,729)

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	9,325,566	BRL	51,975,112	(267,434)

11/17/2020	J.P. Morgan Chase Bank, N.A.	EGP	15,700,000	USD	960,832	(34,025)

12/02/2020	J.P. Morgan Chase Bank, N.A.	BRL	480,000	USD	83,049	(488)

12/11/2020	J.P. Morgan Chase Bank, N.A.	USD	600,000	PLN	2,247,600	(32,169)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CNY	4,680,000	USD	685,740	(10,649)

12/16/2020	J.P. Morgan Chase Bank, N.A.	COP	617,030,000	USD	158,858	(257)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CZK	6,210,000	USD	265,285	(318)

12/16/2020	J.P. Morgan Chase Bank, N.A.	IDR	84,117,444,700	USD	5,566,408	(100,369)

12/16/2020	J.P. Morgan Chase Bank, N.A.	ILS	5,429,002	USD	1,563,475	(28,366)

12/16/2020	J.P. Morgan Chase Bank, N.A.	MXN	16,420,000	USD	745,988	(24,479)

12/16/2020	J.P. Morgan Chase Bank, N.A.	RON	730,000	USD	173,796	(605)

12/16/2020	J.P. Morgan Chase Bank, N.A.	THB	15,390,000	USD	485,795	(7,878)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	4,795,989	CZK	107,264,700	(208,246)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	17,663,504	EUR	14,836,000	(366,947)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	7,642,433	HUF	2,299,073,200	(346,918)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	3,423,773	MXN	71,865,000	(51,690)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	8,585,165	PLN	32,409,500	(397,151)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	5,036,249	RUB	389,900,000	(149,575)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	1,667,709	TRY	13,330,000	(111,704)

12/17/2020	J.P. Morgan Chase Bank, N.A.	ZAR	89,633,300	USD	5,262,867	(216,639)

01/25/2021	J.P. Morgan Chase Bank, N.A.	MXN	59,410,000	USD	2,600,000	(175,484)

02/08/2021	J.P. Morgan Chase Bank, N.A.	USD	2,062,703	RUB	153,100,000	(154,007)

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	10,430,000	USD	333,229	(1,249)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement	Counterparty	Contract to				Unrealized Appreciation
Date		Deliver		Receive		(Depreciation)

03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	121,021	CLP	92,700,000	$(1,105)

12/02/2020	Morgan Stanley & Co. International PLC	BRL	1,770,000	USD	307,724	(320)

12/16/2020	Morgan Stanley & Co. International PLC	IDR	22,433,800,000	USD	1,503,838	(7,470)

12/16/2020	Morgan Stanley & Co. International PLC	MYR	1,800,000	USD	431,062	(487)

12/16/2020	Morgan Stanley & Co. International PLC	USD	2,865,639	INR	211,040,000	(45,927)

12/16/2020	Morgan Stanley & Co. International PLC	USD	1,020,260	MYR	4,210,000	(10,913)

12/16/2020	Morgan Stanley & Co. International PLC	USD	1,659,639	PLN	6,200,000	(93,256)

12/16/2020	Standard Charted Bank PLC	PHP	72,850,000	USD	1,499,588	(20)

12/16/2020	Standard Charted Bank PLC	USD	1,468,842	MYR	6,100,000	(6,369)

03/17/2021	Standard Charted Bank PLC	CNY	13,849,000	USD	2,000,000	(47,663)

Subtotal–Depreciation						(5,107,923)

Total Forward Foreign Currency Contracts						$1,280,333

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	1 Month COOVIBR	Quarterly	3.08%	Quarterly	07/09/2025	COP	13,250,000,000	$–	$4,352	$4,352
Pay	6 Month THBFIX	Semi-Annually	0.77	Semi-Annually	05/29/2025	THB	160,000,000	–	16,586	16,586
Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	306,300,000	–	152,922	152,922
Pay	3 Month COOVIBR	Quarterly	5.20	Quarterly	08/01/2029	COP	6,155,000,000	–	155,395	155,395
Subtotal –Appreciation								–	329,255	329,255
Interest Rate Risk
Pay	1 Month BZDIOVRA	Monthly	4.00	Monthly	01/02/2023	BRL	48,697,552	–	(144,388)	(144,388)
Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	132,900,000	–	(98,980)	(98,980)
Pay	1 Month BZDIOVRA	At Maturity	4.16	At Maturity	01/02/2023	BRL	73,617,917	–	(98,540)	(98,540)
Pay	3 Month CNRR007	Quarterly	1.99	Quarterly	06/15/2022	CNY	35,000,000	–	(35,355)	(35,355)
Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	90,100,000	–	(33,648)	(33,648)
Pay	28 Day MXN TIIE	28 Day	5.10	28 Day	10/17/2025	MXN	335,000,000	–	(32,029)	(32,029)
Pay	1 Month CNRR007	Quarterly	2.11	Quarterly	06/30/2022	CNY	37,000,000	–	(27,656)	(27,656)
Receive	6 Month BUBOR	Annually	(0.94)	Semi-Annually	06/03/2025	HUF	700,000,000	–	(26,950)	(26,950)
Pay	1 Month BZDIOVRA	At Maturity	4.76	At Maturity	01/02/2023	BRL	26,128,882	–	(18,604)	(18,604)
Pay	3 Month CNRR007	Quarterly	2.23	Quarterly	07/07/2022	CNY	36,370,000	–	(16,944)	(16,944)
Pay	6 Month BUBOR	Semi-Annually	1.16	Semi-Annually	09/18/2025	HUF	600,000,000	–	(5,351)	(5,351)
Subtotal –Depreciation								–	(538,445)	(538,445)
Total Centrally Cleared Interest Rate Swap Agreements								$–	$(209,190)	$(209,190)

Open Over-The-Counter Interest Rate Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	8.54%	Annually	05/08/2024	RUB	485,000,000	$–	$621,800	$621,800
Citibank, N.A.	Pay	3 Month RUB MOSKP	Quarterly	8.32	Annually	05/30/2024	RUB	125,500,000	–	151,720	151,720
Bank of America, N.A.	Pay	3 Month MYR KLIBOR	Quarterly	2.07	Quarterly	12/16/2023	MYR	37,500,000	–	54,910	54,910
Subtotal–Appreciation									–	828,430	828,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Emerging Markets Local Debt Fund

Open Over-The-Counter Interest Rate Swap Agreements(a) –(continued)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Bank of America, N.A.	Receive	3 Month MYR KLIBOR	Quarterly	(2.32)	Quarterly	12/16/2030	MYR	12,750,000	$–	$(5,725)	$ (5,725)
Total Over-The-Counter Interest Rate Swap Aggreements									$–	$822,705	$822,705

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Citibank, N.A. in the amount of $300,000.

Abbreviations:

BRL	–Brazilian Real
BUBOR	–Budapest Interbank Offered Rate
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EGP	–Egypt Pound
EUR	–Euro
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
KLIBOR	–Kuala Lumpur Interbank Offered Rate
MOSKP	–Moscow Prime Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
RON	–Romania New Leu
RUB	–Russian Ruble
THB	–Thai Baht
THBFIX	–Thai Baht Interest Rate Fixing
TIIE	–Interbank Equilibrium Interest Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $134,314,168)	$129,501,498

Investments in affiliated money market funds, at value (Cost $7,212,259)	7,212,084

Other investments:
Unrealized appreciation on swap agreements – OTC	828,430

Unrealized appreciation on forward foreign currency contracts outstanding	6,388,256

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	2,570,158

Cash collateral – OTC Derivatives	300,000

Cash	847,605

Foreign currencies, at value (Cost $440,021)	344,964

Receivable for:
Investments sold	2,918,622

Fund shares sold	75,092

Dividends	736

Interest	3,119,879

Investment for trustee deferred compensation and retirement plans	19,296

Other assets	36,796

Total assets	154,163,416

Liabilities:
Other investments:
Options written, at value (premiums received $509,866)	978,155

Variation margin payable – centrally cleared swap agreements	66,247

Unrealized depreciation on forward foreign currency contracts outstanding	5,107,923

Unrealized depreciation on swap agreements–OTC	5,725

Payable for:
Investments purchased	51,360

Dividends	98,301

Fund shares reacquired	287,828

Accrued foreign taxes	267,882

Accrued fees to affiliates	66,684

Accrued interest expense	35

Accrued trustees’ and officers’ fees and benefits	1,309

Accrued other operating expenses	443,238

Trustee deferred compensation and retirement plans	19,296

Total liabilities	7,393,983

Net assets applicable to shares outstanding	$146,769,433

Net assets consist of:
Shares of beneficial interest	$155,823,314

Distributable earnings (loss)	(9,053,881)

$146,769,433

Net Assets:

Class A	$36,680,400

Class C	$11,457,462

Class R	$2,195,045

Class Y	$92,204,633

Class R5	$9,847

Class R6	$4,222,046

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	5,615,500

Class C	1,753,352

Class R	336,039

Class Y	14,106,189

Class R5	1,508

Class R6	646,338

Class A:
Net asset value per share	$6.53

Maximum offering price per share (Net asset value of $6.53 ÷ 95.75%)	$6.82

Class C:
Net asset value and offering price per share	$6.53

Class R:
Net asset value and offering price per share	$6.53

Class Y:
Net asset value and offering price per share	$6.54

Class R5:
Net asset value and offering price per share	$6.53

Class R6:
Net asset value and offering price per share	$6.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Emerging Markets Local Debt Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Interest (net of foreign withholding taxes of $551,467)	$9,357,001

Dividends from affiliated money market funds	76,546

Total investment income	9,433,547

Expenses:
Advisory fees	1,366,697

Administrative services fees	28,799

Custodian fees	164,449

Distribution fees:
Class A	105,042

Class C	135,451

Class R	11,478

Transfer agent fees – A, C, R and Y	263,524

Transfer agent fees – R5	3

Transfer agent fees – R6	5,104

Trustees’ and officers’ fees and benefits	20,948

Registration and filing fees	152,500

Reports to shareholders	32,612

Professional services fees	26,955

Other	4,755

Total expenses	2,318,317

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(207,156)

Net expenses	2,111,161

Net investment income	7,322,386

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (net of foreign taxes of $247,005)	(23,021,659)

Foreign currencies	10,679

Forward foreign currency contracts	(2,520,565)

Option contracts written	(808,202)

Swap agreements	4,950,010

(21,389,737)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $265,591)	4,401,153

Foreign currencies	(96,527)

Forward foreign currency contracts	3,120,026

Option contracts written	(1,327,850)

Swap agreements	(2,043,642)

4,053,160

Net realized and unrealized gain (loss)	(17,336,577)

Net increase (decrease) in net assets resulting from operations	$(10,014,191)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended May 31, 2019

	Year Ended October 31, 2020	Five Months Ended October 31, 2019	Year Ended May 31, 2019

Operations:
Net investment income	$7,322,386	$5,531,003	$13,149,109

Net realized gain (loss)	(21,389,737)	2,797,400	(15,063,193)

Change in net unrealized appreciation	4,053,160	6,915,489	1,749,988

Net increase (decrease) in net assets resulting from operations	(10,014,191)	15,243,892	(164,096)

Distributions to shareholders from distributable earnings:
Class A	(441,090)	(673,918)	(1,260,536)

Class C	(108,727)	(188,982)	(387,650)

Class R	(20,843)	(34,348)	(61,809)

Class Y	(1,366,896)	(2,275,794)	(4,182,745)

Class R5	(107)	(154)	(2)

Class R6	(206,870)	(116,169)	(222,715)

Total distributions from distributable earnings	(2,144,533)	(3,289,365)	(6,115,457)

Return of capital:
Class A	(1,207,760)	(390,359)	(1,439,629)

Class C	(297,707)	(109,466)	(442,726)

Class R	(57,069)	(19,896)	(70,591)

Class Y	(3,742,728)	(1,318,226)	(4,777,016)

Class R5	(292)	(89)	(3)

Class R6	(566,432)	(67,289)	(254,357)

Total return of capital	(5,871,988)	(1,905,325)	(6,984,322)

Share transactions–net:
Class A	(8,704,406)	2,653,785	(8,035,884)

Class C	(2,638,455)	(1,908,769)	(2,423,913)

Class R	(235,620)	(137,193)	(208,532)

Class Y	(58,611,619)	12,293,228	(10,262,813)

Class R5	–	–	10,000

Class R6	(17,502,891)	13,965,089	1,405,058

Net increase (decrease) in net assets resulting from share transactions	(87,692,991)	26,866,140	(19,516,084)

Net increase (decrease) in net assets	(105,723,703)	36,915,342	(32,779,959)

Net assets:

Beginning of year	252,493,136	215,577,794	248,357,753

End of year	$146,769,433	$252,493,136	$215,577,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Emerging Markets Local Debt Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Return of capital		Total distributions		Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/20	$6.99	$0.24		$(0.45)	$(0.21)	$(0.07)		$(0.18)		$(0.25)		$6.53	(3.01	)%(e)	$36,680	1.15	%(e)(f)	1.28	%(e)(f)	3.57	%(e)(f)	50%
Five months ended 10/31/19	6.68	0.16		0.30	0.46	(0.09)		(0.06)		(0.15)		6.99	6.99		48,921	5.66	(g)	1.32	(g)	1.15	(g)	21
Year ended 05/31/19	7.02	0.39		(0.34)	0.05	(0.18)		(0.21)		(0.39)		6.68	0.85		44,188	5.82		1.27		1.16		67
Year ended 05/31/18	7.38	0.42		(0.36)	0.06	(0.40)		(0.02)		(0.42)		7.02	0.62		55,015	5.60		1.29		1.15		48
Year ended 05/31/17	7.17	0.44		0.45	0.89	–		(0.68)		(0.68)		7.38	13.03		44,710	6.03		1.44		1.24		87
Year ended 05/31/16	7.80	0.53		(0.65)	(0.12)	–		(0.51)		(0.51)		7.17	(1.29)		47,515	7.37		1.51		1.25		108
Class C
Year ended 10/31/20	6.99	0.18		(0.45)	(0.27)	(0.05)		(0.14)		(0.19)		6.53	(3.83)		11,457	2.00	(f)	2.04	(f)	2.72	(f)	50
Five months ended 10/31/19	6.68	0.14		0.30	0.44	(0.08)		(0.05)		(0.13)		6.99	6.61		15,332	4.81	(g)	2.08	(g)	2.00	(g)	21
Year ended 05/31/19	7.02	0.33		(0.34)	(0.01)	(0.15)		(0.18)		(0.33)		6.68	(0.14)		16,488	4.97		2.04		2.01		67
Year ended 05/31/18	7.38	0.36		(0.36)	–	(0.34)		(0.02)		(0.36)		7.02	(0.09)		19,932	4.75		2.05		2.00		48
Year ended 05/31/17	7.17	0.38		0.46	0.84	–		(0.63)		(0.63)		7.38	12.18		13,633	5.27		2.24		2.00		87
Year ended 05/31/16	7.80	0.46		(0.63)	(0.17)	–		(0.46)		(0.46)		7.17	(2.03)		8,183	6.38		2.38		2.00		108
Class R
Year ended 10/31/20	6.99	0.21		(0.45)	(0.24)	(0.06)		(0.16)		(0.22)		6.53	(3.35)		2,195	1.50	(f)	1.54	(f)	3.22	(f)	50
Five months ended 10/31/19	6.68	0.15		0.30	0.45	(0.09)		(0.05)		(0.14)		6.99	6.84		2,588	5.31	(g)	1.58	(g)	1.50	(g)	21
Year ended 05/31/19	7.02	0.36		(0.34)	0.02	(0.17)		(0.19)		(0.36)		6.68	0.50		2,603	5.47		1.54		1.51		67
Year ended 05/31/18	7.38	0.39		(0.36)	0.03	(0.37)		(0.02)		(0.39)		7.02	0.27		2,935	5.25		1.55		1.50		48
Year ended 05/31/17	7.17	0.42		0.45	0.87	–		(0.66)		(0.66)		7.38	12.74		2,023	5.77		1.73		1.50		87
Year ended 05/31/16	7.80	0.51		(0.65)	(0.14)	–		(0.49)		(0.49)		7.17	(1.54)		1,550	7.01		1.87		1.50		108
Class Y
Year ended 10/31/20	7.00	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.54	(2.80)		92,205	0.95	(f)	1.04	(f)	3.77	(f)	50
Five months ended 10/31/19	6.68	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		7.00	7.24		162,754	5.86	(g)	1.08	(g)	0.95	(g)	21
Year ended 05/31/19	7.03	–		(0.35)	0.05	(0.19)		(0.21)		(0.40)		6.68	0.91		143,684	6.02		1.03		0.96		67
Year ended 05/31/18	7.38	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.03	0.96		162,875	5.80		1.04		0.95		48
Year ended 05/31/17	7.17	0.46		0.45	0.91	–		(0.70)		(0.70)		7.38	13.35		50,516	6.33		1.22		0.95		87
Year ended 05/31/16	7.79	0.54		(0.63)	(0.09)	–		(0.53)		(0.53)		7.17	(0.87)		3,437	7.48		1.35		0.95		108
Class R5
Year ended 10/31/20	6.99	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.53	(2.74)		10	0.90	(f)	0.93	(f)	3.82	(f)	50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.27		11	5.91	(g)	1.00	(g)	0.90	(g)	21
Period ended 05/31/19(h)	6.63	0.00	(i)	0.04	0.04	(0.00)	(i)	(0.00	)(i)	(0.00)	(i)	6.67	0.64		10	6.13	(g)	0.85	(g)	0.85	(g)	67
Class R6
Year ended 10/31/20	6.99	0.26		(0.45)	(0.19)	(0.07)		(0.20)		(0.27)		6.53	(2.72)		4,222	0.85	(f)	0.93	(f)	3.87	(f)	50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.29		22,887	5.96	(g)	0.95	(g)	0.85	(g)	21
Year ended 05/31/19	7.02	0.41		(0.35)	0.06	(0.19)		(0.22)		(0.41)		6.67	1.01		8,604	6.12		0.91		0.86		67
Year ended 05/31/18	7.37	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.02	1.05		7,601	5.90		0.87		0.85		48
Year ended 05/31/17	7.16	0.46		0.46	0.92	–		(0.71)		(0.71)		7.37	13.47		8,089	6.42		1.03		0.85		87
Year ended 05/31/16	7.79	0.54		(0.63)	(0.09)	–		(0.54)		(0.54)		7.16	(0.91)		2,325	7.57		1.11		0.85		108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the five months ended October 31, 2019 and the years ended May 31, 2019, 2018, 2017, and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)	Ratios are based on average daily net assets (000’s omitted) of $43,061, $13,561, $2,298, $123,093, $10 and $17,669 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.
(h)	For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.
(i)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Local Debt Fund (the “Fund”), formerly Invesco Oppenheimer Emerging Markets Local Debt Fund, is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

21                      Invesco Emerging Markets Local Debt Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

22                      Invesco Emerging Markets Local Debt Fund

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty

23                      Invesco Emerging Markets Local Debt Fund

becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $500 million	0.700%

Next $500 million	0.650%

Next $4 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.69%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 2.00%, 1.50%, 0.95%, 0.90% and 0.85%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense

24                      Invesco Emerging Markets Local Debt Fund

offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $18,862 and reimbursed class level expenses of $57,907, $6,079, $978, $116,895, $3 and $5,104 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $5,675 in front-end sales commissions from the sale of Class A shares and $0 and $1,616 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$128,971,727	$–	$128,971,727

Money Market Funds	7,212,084	–	–	7,212,084

Options Purchased	–	529,771	–	529,771

Total Investments in Securities	7,212,084	129,501,498	–	136,713,582

Other Investments - Assets*

Forward Foreign Currency Contracts	–	6,388,256	–	6,388,256

Swap Agreements	–	1,157,685	–	1,157,685

	–	7,545,941	–	7,545,941

25                      Invesco Emerging Markets Local Debt Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(5,107,923)	$–	$(5,107,923)

Options Written	–	(978,155)	–	(978,155)

Swap Agreements	–	(544,170)	–	(544,170)

	–	(6,630,248)	–	(6,630,248)

Total Other Investments	–	915,693	–	915,693

Total Investments	$7,212,084	$130,417,191	$–	$137,629,275

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$-	$329,255	$329,255

Unrealized appreciation on forward foreign currency contracts outstanding	6,388,256	-	6,388,256

Unrealized appreciation on swap agreements – OTC	-	828,430	828,430

Options purchased, at value – OTC(b)	529,771	-	529,771

Total Derivative Assets	6,918,027	1,157,685	8,075,712

Derivatives not subject to master netting agreements	-	(329,255)	(329,255)

Total Derivative Assets subject to master netting agreements	$6,918,027	$828,430	$7,746,457

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$-	$(538,445)	$(538,445)

Unrealized depreciation on forward foreign currency contracts outstanding	(5,107,923)	-	(5,107,923)

Unrealized depreciation on swap agreements – OTC	-	(5,725)	(5,725)

Options written, at value – OTC	(978,155)	-	(978,155)

Total Derivative Liabilities	(6,086,078)	(544,170)	(6,630,248)

Derivatives not subject to master netting agreements	-	538,445	538,445

Total Derivative Liabilities subject to master netting agreements	$(6,086,078)	$(5,725)	$(6,091,803)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

    The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities				(Received/Pledged)
	Forward				Forward
	Foreign				Foreign
	Currency	Options	Swap	Total	Currency	Options	Swap	Total	Net Value of			Net
Counterparty	Contracts	Purchased	Agreements	Assets	Contracts	Purchased	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount

Bank of America, N.A.	$309,281	$17,979	$54,910	$382,170	$(394,131)	$(2,649)	$(5,725)	$(402,505)	$(20,335)	-	-	$(20,335)

Citibank, N.A.	1,180,026	-	151,720	1,331,746	(834,294)	-	-	(834,294)	497,452	-	-	497,452

Goldman Sachs International	1,127,363	105,804	621,800	1,854,967	(922,469)	(915,046)	-	(1,837,515)	17,452	-	(17,452)	-

J.P. Morgan Chase Bank, N.A.	3,473,884	287,616	-	3,761,500	(2,744,604)	(60,460)	-	(2,805,064)	956,436	(791,358)	-	165,078

Morgan Stanley & Co. International PLC	297,702	-	-	297,702	(158,373)	-	-	(158,373)	139,329	-	(130,000)	9,329

Standard Chartered Bank PLC	-	118,372	-	118,372	(54,052)	-	-	(54,052)	64,320	-	-	64,320

Total	$6,388,256	$529,771	$828,430	$7,746,457	$(5,107,923)	$(978,155)	$(5,725)	$(6,091,803)	$1,654,654	$(791,358)	$(147,452)	$715,844

26                      Invesco Emerging Markets Local Debt Fund

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(2,520,565)	$-	$-	$(2,520,565)

Options purchased(a)	358,739	(121,420)	(333,900)	(96,581)

Options written	(888,785)	14,201	66,382	(808,202)

Swap agreements	-	-	4,950,010	4,950,010

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	3,120,026	-	-	3,120,026

Options purchased(a)	13,715	23,088	18,554	55,357

Options written	(1,439,832)	17,831	94,151	(1,327,850)

Swap agreements	-	-	(2,043,642)	(2,043,642)

Total	$(1,356,702)	$(66,300)	$2,751,555	$1,328,553

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

				Foreign			Foreign
	Forward	Index		Currency	Index		Currency
	Foreign Currency	Options	Swaptions	Options	Options	Swaptions	Options	Swap
	Contracts	Purchased	Purchased	Purchased	Written	Written	Written	Agreements

Average notional value	$379,740,362	$4,530,000	$103,000,000	$51,662,861	$1,410,000	$3,134,470	$63,870,862	$314,244,114

Average Contracts	–	16	–	–	6	–	–	–

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $4,330,154.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,328.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

27                      Invesco Emerging Markets Local Debt Fund

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended May 31, 2019:

	Year Ended	Five months Ended	Year Ended
	October 31, 2020	October 31, 2019	May 31, 2019

Ordinary income*	$2,144,533	$3,289,365	$6,115,457

Return of capital	5,871,988	1,905,325	6,984,322

Total distributions	$8,016,521	$5,194,690	$13,099,779

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation – investments	$(4,319,457)

Net unrealized appreciation (depreciation) - foreign currencies	(114,541)

Temporary book/tax differences	(18,951)

Capital loss carryforward	(4,600,932)

Shares of beneficial interest	155,823,314

Total net assets	$146,769,433

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward contracts and straddle losses deferred.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,373,943	$3,226,989	$4,600,932

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $87,974,651 and $155,567,951, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$12,352,081

Aggregate unrealized (depreciation) of investments	(16,671,538)

Net unrealized appreciation (depreciation) of investments	$(4,319,457)

    Cost of investments for tax purposes is $141,948,732.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss and return of capital, on October 31, 2020, undistributed net investment income was decreased by $1,072,358, undistributed net realized gain (loss) was increased by $19,782,207 and shares of beneficial interest was decreased by $18,709,849. This reclassification had no effect on the net assets of the Fund.

28                      Invesco Emerging Markets Local Debt Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Five months ended October 31, 2019		Year ended May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,354,319	$9,106,263	1,044,919	$7,199,389	2,142,936	$14,310,743

Class C	435,854	2,988,600	236,093	1,639,028	585,234	3,901,473

Class R	75,060	493,474	31,396	217,803	138,268	910,316

Class Y	7,438,783	49,591,002	7,252,270	50,239,677	18,825,483	125,559,158

Class R5(b)	-	-	-	-	1,508	10,000

Class R6	509,957	3,361,723	2,582,693	18,091,112	641,294	4,302,870

Issued as reinvestment of dividends:
Class A	179,534	1,181,627	145,246	1,003,255	379,482	2,525,008

Class C	44,451	292,115	42,226	291,721	121,982	811,924

Class R	11,655	76,248	7,720	53,312	19,671	130,969

Class Y	532,037	3,518,608	519,823	3,592,760	1,344,630	8,955,272

Class R6	116,023	760,974	26,226	181,120	71,688	476,744

Automatic conversion of Class C shares to Class A shares:
Class A	82,867	549,519	262,497	1,825,748	-	-

Class C	(82,829)	(549,519)	(262,417)	(1,825,748)	-	-

Reacquired:
Class A	(2,998,437)	(19,541,815)	(1,072,959)	(7,374,607)	(3,739,725)	(24,871,635)

Class C	(836,001)	(5,369,651)	(292,398)	(2,013,770)	(1,076,257)	(7,137,310)

Class R	(120,970)	(805,342)	(58,762)	(408,308)	(186,103)	(1,249,817)

Class Y	(17,130,729)	(111,721,229)	(6,008,112)	(41,539,209)	(21,847,674)	(144,777,243)

Class R6	(3,255,822)	(21,625,588)	(622,495)	(4,307,143)	(506,738)	(3,374,556)

Net increase (decrease) in share activity	(13,644,248)	$(87,692,991)	3,833,966	$26,866,140	(3,084,321)	$(19,516,084)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

29                      Invesco Emerging Markets Local Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Local Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020, the period June 1, 2019 through October 31, 2019 and the year ended May 31, 2019.

For the year ended October 31, 2020, the period June 1, 2019 through October 31, 2019 and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020, the period June 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through May 31, 2019 for Class R5.

The financial statements of Invesco Emerging Markets Local Debt Fund (formerly Oppenheimer Emerging Markets Local Debt Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                      Invesco Emerging Markets Local Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,071.30	$5.99	$1,019.36	$5.84	1.15%
Class C	1,000.00	1,066.80	10.39	1,015.08	10.13	2.00
Class R	1,000.00	1,069.40	7.80	1,017.60	7.61	1.50
Class Y	1,000.00	1,074.00	4.95	1,020.36	4.82	0.95
Class R5	1,000.00	1,072.80	4.69	1,020.61	4.57	0.90
Class R6	1,000.00	1,074.60	4.43	1,020.86	4.32	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

31                      Invesco Emerging Markets Local Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Local Debt Fund’s (formerly, Invesco Oppenheimer Emerging Markets Local Debt Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, below the performance of the Index for the three year period, and above the performance of the Index for the five year period. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s

32                      Invesco Emerging Markets Local Debt Fund

contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33                      Invesco Emerging Markets Local Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None

Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr –1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco Emerging Markets Local Debt Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMLD-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Emerging Markets Select Equity Fund

Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Select Equity Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus. ∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets Select Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Emerging Markets Select Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.11%
Class C Shares	18.17
Class R Shares	18.90
Class Y Shares	19.48
Class R5 Shares	19.48
Class R6 Shares	19.50
MSCI EAFE Index▼ (Broad Market Index)	-6.86
MSCI Emerging Markets Index▼ (Style-Specific Index)	8.25
Lipper Emerging Market Funds Index ▪ (Peer Group Index)	8.29
Source(s): ▼RIMES Technologies Corp.; ▪Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    During the fiscal year, security selection in the communication services sector, and underweight exposure to a relatively weak financials sector was beneficial to the Fund’s performance relative to the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    For specific countries, the underweight allocation to Brazil and overweight allocation to China benefited the Fund’s relative performance. The top contributors to the Fund’s performance versus the style-specific benchmark over the fiscal year included Tencent, a Chinese multinational technology holding company, and Alibaba Group, a Chinese e-commerce company.

    Conversely, the Fund’s underweight exposure to the information technology (IT) sector and overweight exposure to the consumer staples sector hurt the Fund’s performance relative to the style-specific benchmark over the fiscal year. From a country perspective, the Fund’s holdings in Nigeria and Egypt also detracted from relative performance. The top detractors from the Fund’s relative performance included Liberty Latin America, a leading telecommunications company operating across Latin America and the Caribbean, and Sberbank of Russia, the largest bank in Russia, Central and Eastern Europe.

    During the fiscal year, the Fund acquired new holdings, which included Virscend Education, Trip.com, Arcos Dorados, Grupo Aeroportuario Del Sureste, Sea, KE Hold-ings,and Mercadolibre. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold Liberty Latin America, Man Wah, Moscow Exchange, Bank of the Philippine Islands, AmorePa-cific, Vipshop, Muhak, East African Breweries, Nigerian Breweries, Trip.com and Itau Unibanco.

    At the close of the fiscal year, relative to the style-specific benchmark, the Fund’s overweight positions were in the consumer discretionary and consumer staples sectors. Conversely, the Fund’s largest underweight positions were in the materials and IT sectors. The Fund also ended the fiscal year with overweight exposures to China and the Nether-lands via its position in Prosus, a company that engages in internet-related businesses with operations primarily focused within emerging markets, while having underweight exposures to Taiwan and South Korea.

    Please note, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process, and are not based on the characteristics of the Fund’s style-specific index.

    As always, we thank you for your investment in Invesco Emerging Markets Select Equity Fund and for sharing our long-term investment perspective.

Portfolio manager(s):

Jeff Feng

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is

4	Invesco Emerging Markets Select Equity Fund

not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Emerging Markets Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 5/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	1.23%
5 Years	10.64
1 Year	12.56

Class C Shares
Inception (5/31/11)	1.20%
5 Years	11.06
1 Year	17.17

Class R Shares
Inception (5/31/11)	1.57%
5 Years	11.59
1 Year	18.90

Class Y Shares
Inception (5/31/11)	2.08%
5 Years	12.19
1 Year	19.48

Class R5 Shares
Inception (5/31/11)	2.09%
5 Years	12.19
1 Year	19.48

Class R6 Shares
Inception (9/24/12)	2.04%
5 Years	12.14
1 Year	19.50
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Emerging Markets Select Equity Fund

Invesco Emerging Markets Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI EAFE® Index (Net) is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM (Net) is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Emerging Markets Select Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	34.40%
Communication Services	16.08
Financials	12.00
Consumer Staples	11.72
Information Technology	9.90
Industrials	4.71
Health Care	3.44
Other Sectors, Each Less than 2% of Net Assets	1.12
Money Market Funds Plus Other Assets Less Liabilities	6.63

Top 10 Equity Holdings*

		% of total net assets
1.	Alibaba Group Holding Ltd., ADR	8.02%
2.	Virscend Education Co. Ltd.	6.36
3.	Tencent Holdings Ltd.	6.24
4.	Prosus N.V.	6.24
5.	Ping An Insurance (Group) Co. of China Ltd., H Shares	5.97
6.	Gree Electric Appliances, Inc. of Zhuhai, A Shares	5.55
7.	Samsung Electronics Co. Ltd., Preference Shares	4.45
8.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.18
9.	Kweichow Moutai Co. Ltd., A Shares	3.80
10.	Focus Media Information Technology Co. Ltd., A Shares	3.55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Emerging Markets Select Equity Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–93.37%
Argentina–0.89%
MercadoLibre, Inc.(a)	644	$781,848

Brazil–2.27%
Arcos Dorados Holdings, Inc., Class A	498,291	2,003,130

China–48.46%
Alibaba Group Holding Ltd., ADR(a)	23,180	7,062,714

China Isotope & Radiation Corp.	956,200	3,027,545

Focus Media Information Technology Co. Ltd., A Shares	2,237,301	3,130,763

Gree Electric Appliances, Inc. of Zhuhai, A Shares	557,791	4,886,784

Haitian International Holdings Ltd.	655,000	1,623,544

KE Holdings, Inc., ADR(a)	14,167	988,148

Kweichow Moutai Co. Ltd., A Shares	13,400	3,349,603

MINISO Group Holding Ltd., ADR(a)	44,518	850,294

New Oriental Education & Technology Group, Inc., ADR(a)	8,811	1,413,108

Ping An Insurance (Group) Co. of China Ltd., H Shares	512,000	5,256,128

Tencent Holdings Ltd.	71,700	5,499,851

Virscend Education Co. Ltd.(b)	21,157,000	5,606,538

		42,695,020

Egypt–2.31%
Eastern Co. S.A.E.	2,670,350	2,035,225

India–3.06%
Housing Development Finance Corp. Ltd.	103,925	2,695,636

Macau–2.50%
Sands China Ltd.	629,200	2,205,266

Mexico–4.65%
Arca Continental S.A.B. de C.V.	319,100	1,389,288

Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	161,400	865,076

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B(a)	159,192	1,838,872

		4,093,236

Netherlands–6.24%
Prosus N.V.(a)	55,000	5,497,565

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

	Shares	Value

Poland–0.78%
Benefit Systems S.A.(a)	4,903	$687,951

Russia–5.91%
Sberbank of Russia PJSC, ADR	102,211	1,032,879

Sberbank of Russia PJSC, ADR	156,859	1,585,845

Yandex N.V., Class A(a)	44,900	2,584,893

		5,203,617

South Korea–6.59%
NAVER Corp.	7,320	1,886,981

Samsung Electronics Co. Ltd., Preference Shares	88,338	3,919,581

		5,806,562

Taiwan–6.66%
King Slide Works Co. Ltd.	112,000	1,124,698

Sea Ltd., ADR(a)	6,727	1,060,848

Taiwan Semiconductor Manufacturing Co. Ltd.	244,000	3,682,449

		5,867,995

Thailand–2.25%
Thai Beverage PCL	4,672,200	1,987,242

Turkey–0.80%
Ulker Biskuvi Sanayi A.S.(a)	290,521	701,505

Total Common Stocks & Other Equity Interests (Cost $64,296,782)		82,261,798

Money Market Funds–5.94%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	1,832,574	1,832,574

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	1,308,214	1,308,737

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	2,094,369	2,094,369

Total Money Market Funds (Cost $5,235,819)		5,235,680

TOTAL INVESTMENTS IN SECURITIES–99.31% (Cost $69,532,601)		87,497,478

OTHER ASSETS LESS LIABILITIES–0.69%		609,656

NET ASSETS–100.00%		$88,107,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented 6.36% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$814,412	$11,202,912	$(10,184,750)	$-	$-	$1,832,574	$9,653
Invesco Liquid Assets Portfolio, Institutional Class	581,741	7,940,060	(7,212,556)	(157)	(351)	1,308,737	7,987
Invesco Treasury Portfolio, Institutional Class	930,757	12,803,326	(11,639,714)	-	-	2,094,369	10,771
Total	$2,326,910	$31,946,298	$(29,037,020)	$(157)	$(351)	$5,235,680	$28,411

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $64,296,782)	$82,261,798

Investments in affiliated money market funds, at value (Cost $5,235,819)	5,235,680

Foreign currencies, at value (Cost $599,351)	598,550

Receivable for:
Investments sold	70,465

Fund shares sold	84,601

Dividends	380,275

Investment for trustee deferred compensation and retirement plans	27,489

Other assets	43,010

Total assets	88,701,868

Liabilities:
Payable for:
Investments purchased	329,032

Fund shares reacquired	49,216

Accrued foreign taxes	55,650

Accrued fees to affiliates	43,086

Accrued trustees’ and officers’ fees and benefits	78

Accrued other operating expenses	89,369

Trustee deferred compensation and retirement plans	28,303

Total liabilities	594,734

Net assets applicable to shares outstanding	$88,107,134

Net assets consist of:
Shares of beneficial interest	$74,464,264

Distributable earnings	13,642,870

$88,107,134

Net Assets:
Class A	$39,445,595

Class C	$6,881,544

Class R	$3,513,711

Class Y	$34,677,618

Class R5	$2,427,862

Class R6	$1,160,804

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,728,080

Class C	677,127

Class R	335,809

Class Y	3,265,650

Class R5	228,614

Class R6	109,400

Class A:
Net asset value per share	$10.58

Maximum offering price per share
(Net asset value of $10.58 ÷ 94.50%)	$11.20

Class C:
Net asset value and offering price per share	$10.16

Class R:
Net asset value and offering price per share	$10.46

Class Y:
Net asset value and offering price per share	$10.62

Class R5:
Net asset value and offering price per share	$10.62

Class R6:
Net asset value and offering price per share	$10.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $184,224)	$1,367,418

Dividends from affiliated money market funds	28,411

Total investment income	1,395,829

Expenses:
Advisory fees	731,457

Administrative services fees	10,945

Custodian fees	45,694

Distribution fees:
Class A	90,309

Class C	66,853

Class R	14,618

Transfer agent fees – A, C, R and Y	177,282

Transfer agent fees – R5	542

Transfer agent fees – R6	240

Trustees’ and officers’ fees and benefits	18,310

Registration and filing fees	71,319

Reports to shareholders	25,194

Professional services fees	47,285

Other	14,101

Total expenses	1,314,149

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(301,350)

Net expenses	1,012,799

Net investment income	383,030

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $16,736)	(2,448,922)

Foreign currencies	(67,976)

(2,516,898)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $44,544)	15,524,540

Foreign currencies	(200)

15,524,340

Net realized and unrealized gain	13,007,442

Net increase in net assets resulting from operations	$13,390,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$383,030	$1,807,173

Net realized gain (loss)	(2,516,898)	(2,045,554)

Change in net unrealized appreciation	15,524,340	13,689,590

Net increase in net assets resulting from operations	13,390,472	13,451,209

Distributions to shareholders from distributable earnings:
Class A	(872,718)	(1,407,507)

Class C	(112,169)	(359,861)

Class R	(64,200)	(106,717)

Class Y	(687,821)	(925,480)

Class R5	(56,637)	(89,220)

Class R6	(17,679)	(12,749)

Total distributions from distributable earnings	(1,811,224)	(2,901,534)

Share transactions–net:
Class A	(276,082)	1,909,997

Class C	(499,185)	(1,863,592)

Class R	298,909	309,778

Class Y	6,385,193	3,431,476

Class R5	56,058	88,256

Class R6	340,665	297,215

Net increase in net assets resulting from share transactions	6,305,558	4,173,130

Net increase in net assets	17,884,806	14,722,805

Net assets:
Beginning of year	70,222,328	55,499,523

End of year	$88,107,134	$70,222,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$9.10	$0.04		$1.67	$1.71	$(0.23)	$–	$(0.23)	$10.58	19.11%	$39,446	1.33	%(d)	1.72	%(d)	0.45	%(d)	42%
Year ended 10/31/19	7.67	0.23	(e)	1.60	1.83	(0.03)	(0.37)	(0.40)	9.10	25.14	34,665	1.33		1.89		2.81	(e)	45
Year ended 10/31/18	9.30	0.07		(1.69)	(1.62)	(0.01)	–	(0.01)	7.67	(17.45)	27,580	1.33		2.03		0.73		104
Year ended 10/31/17	7.13	0.03		2.15	2.18	(0.01)	–	(0.01)	9.30	30.57	24,297	1.36		2.45		0.30		57
Year ended 10/31/16	6.53	0.02		0.58	0.60	–	–	–	7.13	9.19	11,855	1.66		2.59		0.33		47
Class C
Year ended 10/31/20	8.74	(0.03)		1.60	1.57	(0.15)	–	(0.15)	10.16	18.17	6,882	2.08	(d)	2.47	(d)	(0.30	)(d)	42
Year ended 10/31/19	7.41	0.16	(e)	1.54	1.70	–	(0.37)	(0.37)	8.74	24.09	6,550	2.08		2.64		2.06	(e)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)	(1.63)	–	–	–	7.41	(18.03)	7,296	2.08		2.78		(0.02)		104
Year ended 10/31/17	6.97	(0.03)		2.10	2.07	–	–	–	9.04	29.70	6,793	2.11		3.20		(0.45)		57
Year ended 10/31/16	6.43	(0.03)		0.57	0.54	–	–	–	6.97	8.40	3,149	2.41		3.34		(0.42)		47
Class R
Year ended 10/31/20	8.99	0.02		1.65	1.67	(0.20)	–	(0.20)	10.46	18.90	3,514	1.58	(d)	1.97	(d)	0.20	(d)	42
Year ended 10/31/19	7.59	0.21	(e)	1.57	1.78	(0.01)	(0.37)	(0.38)	8.99	24.62	2,795	1.58		2.14		2.56	(e)	45
Year ended 10/31/18	9.21	0.05		(1.67)	(1.62)	–	–	–	7.59	(17.59)	2,077	1.58		2.28		0.48		104
Year ended 10/31/17	7.07	0.00		2.14	2.14	–	–	–	9.21	30.27	2,190	1.61		2.70		0.05		57
Year ended 10/31/16	6.50	0.01		0.56	0.57	–	–	–	7.07	8.77	1,263	1.91		2.84		0.08		47
Class Y
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	34,678	1.08	(d)	1.47	(d)	0.70	(d)	42
Year ended 10/31/19	7.71	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	23,550	1.08		1.64		3.06	(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.17)	16,697	1.08		1.78		0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	7,111	1.11		2.20		0.55		57
Year ended 10/31/16	6.53	0.04		0.58	0.62	–	–	–	7.15	9.49	4,858	1.41		2.34		0.58		47
Class R5
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	2,428	1.08	(d)	1.26	(d)	0.70	(d)	42
Year ended 10/31/19	7.71	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	2,033	1.08		1.39		3.06	(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.16)	1,623	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	1,960	1.10		1.91		0.56		57
Year ended 10/31/16	6.53	0.04		0.58	0.62	–	–	–	7.15	9.49	1,497	1.41		1.99		0.58		47
Class R6
Year ended 10/31/20	9.12	0.07		1.67	1.74	(0.25)	–	(0.25)	10.61	19.50	1,161	1.08	(d)	1.26	(d)	0.70	(d)	42
Year ended 10/31/19	7.70	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.12	25.31	629	1.08		1.39		3.06	(e)	45
Year ended 10/31/18	9.32	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.70	(17.18)	227	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.15	2.19	(0.02)	–	(0.02)	9.32	30.80	12	1.10		1.91		0.56		57
Year ended 10/31/16	6.54	0.04		0.57	0.61	–	–	–	7.15	9.33	6,604	1.41		1.99		0.58		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,124, $6,685, $2,924, $29,439, $2,152 and $907 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified during the period. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Emerging Markets Select Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the . Additionally, in the normal course of business, the Fund enters into contracts, including the servicing agreements, that contain a variety of indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

17	Invesco Emerging Markets Select Equity Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.93%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $122,273 and reimbursed class level expenses of $85,320, $15,788, $6,896, $69,278, $542 and $240 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $13,156 in front-end sales commissions from the sale of Class A shares and $772 and $392 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

18	Invesco Emerging Markets Select Equity Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$781,848	$–	$–	$781,848

Brazil	2,003,130	–	–	2,003,130

China	10,314,264	32,380,756	–	42,695,020

Egypt	–	2,035,225	–	2,035,225

India	–	2,695,636	–	2,695,636

Macau	–	2,205,266	–	2,205,266

Mexico	4,093,236	–	–	4,093,236

Netherlands	–	5,497,565	–	5,497,565

Poland	–	687,951	–	687,951

Russia	4,170,738	1,032,879	–	5,203,617

South Korea	–	5,806,562	–	5,806,562

Taiwan	1,060,848	4,807,147	–	5,867,995

Thailand	–	1,987,242	–	1,987,242

Turkey	–	701,505	–	701,505

Money Market Funds	5,235,680	–	–	5,235,680

Total Investments	$27,659,744	$59,837,734	$–	$87,497,478

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,013.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,811,224	$276,485

Long-term capital gain	–	2,625,049

Total distributions	$1,811,224	$2,901,534

*	Includes short-term capital gain distributions, if any.

19	Invesco Emerging Markets Select Equity Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$214,697

Net unrealized appreciation - investments	17,503,054

Net unrealized appreciation - foreign currencies	587

Temporary book/tax differences	(21,630)

Capital loss carryforward	(4,053,838)

Shares of beneficial interest	74,464,264

Total net assets	$88,107,134

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$–	$4,053,838	$4,053,838

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $32,638,184 and $31,321,005, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$20,678,246

Aggregate unrealized (depreciation) of investments	(3,175,192)

Net unrealized appreciation of investments	$17,503,054

    Cost of investments for tax purposes is $69,994,424.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital gains tax, on October 31, 2020, undistributed net investment income was decreased by $51,240 and undistributed net realized gain (loss) was increased by $51,240. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	1,175,963	$11,146,113	1,185,578	$10,030,565

Class C	263,905	2,454,357	161,578	1,291,872

Class R	148,437	1,402,705	125,003	1,040,959

Class Y	1,993,490	18,405,869	1,163,908	9,695,686

Class R6	66,073	569,644	44,030	337,952

Issued as reinvestment of dividends:
Class A	87,845	821,349	185,401	1,353,429

Class C	11,611	104,965	48,563	342,856

Class R	6,904	63,997	14,688	106,339

Class Y	71,313	668,205	119,607	875,525

Class R5	5,983	56,058	12,057	88,256

Class R6	1,854	17,354	1,670	12,209

Automatic conversion of Class C shares to Class A shares:
Class A	26,703	251,712	111,844	903,429

Class C	(27,728)	(251,712)	(115,760)	(903,429)

20	Invesco Emerging Markets Select Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,373,595)	$(12,495,256)	(1,265,656)	$(10,377,426)

Class C	(320,461)	(2,806,795)	(329,464)	(2,594,891)

Class R	(130,339)	(1,167,793)	(102,603)	(837,520)

Class Y	(1,378,478)	(12,688,881)	(870,261)	(7,139,735)

Class R6	(27,465)	(246,333)	(6,216)	(52,946)

Net increase in share activity	602,015	$6,305,558	483,967	$4,173,130

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Emerging Markets Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Select Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,290.20	$7.66	$1,018.45	$6.75	1.33%
Class C	1,000.00	1,284.40	11.94	1,014.68	10.53	2.08
Class R	1,000.00	1,288.20	9.09	1,017.19	8.01	1.58
Class Y	1,000.00	1,292.00	6.22	1,019.71	5.48	1.08
Class R5	1,000.00	1,292.00	6.22	1,019.71	5.48	1.08
Class R6	1,000.00	1,292.30	6.22	1,019.71	5.48	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Emerging Markets Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified

24	Invesco Emerging Markets Select Equity Fund

percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco

Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Emerging Markets Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	59.87%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Emerging Markets Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Emerging Markets Select Equity Fund

Proxy Results

A Virtual Special Meeting (“Meeting”) of Shareholders of Invesco Emerging Markets Select Equity Fund was held on September 22, 2020. The Meeting was held for the following purpose:

(1) Approval of changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matter were as follows:

	Votes	Votes	Votes
Matter	For	Against	Abstain
(1) Approval of changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction	3,930,432.60	146,037.86	305,565.57

T-8	Invesco Emerging Markets Select Equity Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                          EME-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Endeavor Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.27%
Class C Shares	-11.01
Class R Shares	-10.53
Class Y Shares	-10.08
Class R5 Shares	-9.97
Class R6 Shares	-9.94
S&P 500 Index▼ (Broad Market Index)	9.71
Russell Midcap Index▼ (Style-Specific Index)	4.12
Lipper Mid-Cap Core Funds Index⬛ (Peer Group Index)	-1.14
Source(s): ▼RIMES Technologies Corp.; ⬛ Lipper Inc.

Market conditions and your Fund

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions.

After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but reached record highs by the end of August.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

    If we were to broadly categorize businesses with which we had the most success during the fiscal year, select holdings in the health care and information technology sectors were among the largest absolute contributors to the Fund’s performance. Conversely, select holdings in the real estate and industrials sectors were among the largest absolute detractors from the Fund’s performance.

    Relative to the Russell Midcap Index, the Fund’s style-specific benchmark, our underweight allocation to a relatively weak real estate sector contributed the most to the Fund’s relative performance during the fiscal year, while security selection in the industrials sector hurt the Fund’s relative performance.

    During the fiscal year, the top contributors to Fund performance included UnitedHealth Group, a leading US health insurer offering a variety of plans and services to group and individual customers nationwide, and CDW,a leading provider of information technology solutions for business, government, education and healthcare. The top detractors from Fund performance included Spirit Airlines,an ultra-low-cost commercial airline operating throughout the US, the Caribbean and Latin America, and Brookfield Property Partners, a diversified global commercial real estate company and subsidiary of Brookfield Asset Management.

    Effective October 15, 2020, Invesco Advisors, Inc. was appointed as the sole sub-advisor for the Fund and began transitioning the portfolio’s holdings to align with its investment process, including an increase in the number of holdings. The Fund is now managed by Raymond Anello (Co-lead) and Belinda Cavazos (Co-lead). These changes are intended to further improve our ability to deliver strong investment outcomes and meet client needs.

    We thank you for your continued investment in Invesco Endeavor Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio manager(s):

Raymond Anello - Lead

Belinda Cavazos - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	7.05%
10 Years	6.33
5 Years	2.09
1 Year	-15.20

Class C Shares
Inception (11/4/03)	7.04%
10 Years	6.30
5 Years	2.46
1 Year	-11.84

Class R Shares
Inception (4/30/04)	6.82%
10 Years	6.66
5 Years	2.98
1 Year	-10.53

Class Y Shares
Inception (10/3/08)	8.50%
10 Years	7.20
5 Years	3.50
1 Year	-10.08

Class R5 Shares
Inception (4/30/04)	7.56%
10 Years	7.35
5 Years	3.63
1 Year	-9.97

Class R6 Shares
10 Years	7.31%
5 Years	3.70
1 Year	-9.94

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco Endeavor Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	19.82%
Industrials	15.64
Financials	14.30
Health Care	11.62
Consumer Discretionary	10.68
Real Estate	5.48
Utilities	5.38
Materials	5.08
Communication Services	4.21
Consumer Staples	4.09
Energy	2.14
Money Market Funds Plus Other Assets Less Liabilities	1.56

Top 10 Equity Holdings*

		% of total net assets
1.	Encore Capital Group, Inc.	3.30%
2.	Cognizant Technology Solutions Corp., Class A	3.11
3.	AutoZone, Inc.	2.35
4.	Republic Services, Inc.	2.31
5.	Fiserv, Inc.	2.27
6.	Keysight Technologies, Inc.	2.26
7.	L3Harris Technologies, Inc.	2.23
8.	MAXIMUS, Inc.	2.07
9.	Liberty Broadband Corp., Class C	2.02
10.	CACI International, Inc., Class A	1.91

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.44%
Aerospace & Defense–2.23%
L3Harris Technologies, Inc.	14,152	$2,280,029

Agricultural & Farm Machinery–1.46%
Deere & Co.	6,638	1,499,591

Apparel Retail–1.46%
Ross Stores, Inc.	17,509	1,491,242

Application Software–3.08%
Manhattan Associates, Inc.(b)	14,107	1,206,149

Synopsys, Inc.(b)	9,120	1,950,403

		3,156,552

Asset Management & Custody Banks–3.59%
Affiliated Managers Group, Inc.	24,683	1,860,358

Northern Trust Corp.	23,135	1,810,776

		3,671,134

Auto Parts & Equipment–1.50%
Visteon Corp.(b)	17,083	1,531,491

Automotive Retail–4.02%
AutoZone, Inc.(b)	2,134	2,409,244

CarMax, Inc.(b)	19,796	1,711,166

		4,120,410

Biotechnology–1.07%
Seagen, Inc.(b)	6,563	1,094,708

Building Products–1.74%
Trane Technologies PLC	13,459	1,786,682

Cable & Satellite–2.02%
Liberty Broadband Corp., Class C(b)	14,565	2,064,006

Communications Equipment–1.18%
Motorola Solutions, Inc.	7,628	1,205,682

Construction Materials–1.60%
Vulcan Materials Co.	11,301	1,636,837

Consumer Finance–3.30%
Encore Capital Group, Inc.(b)	105,913	3,381,802

Data Processing & Outsourced Services–4.35%
Fiserv, Inc.(b)	24,378	2,327,368

MAXIMUS, Inc.	31,408	2,122,552

		4,449,920

Distillers & Vintners–1.34%
Constellation Brands, Inc., Class A	8,306	1,372,400

Electric Utilities–0.93%
Eversource Energy	10,914	952,465

Electrical Components & Equipment–0.95%
Hubbell, Inc.	6,685	972,734

Electronic Equipment & Instruments–2.26%
Keysight Technologies, Inc.(b)	22,038	2,311,125

	Shares	Value

Environmental & Facilities Services–2.31%
Republic Services, Inc.	26,850	$2,367,365

Financial Exchanges & Data–2.30%
Intercontinental Exchange, Inc.	13,865	1,308,856

Tradeweb Markets, Inc., Class A	19,297	1,051,301

		2,360,157

Gas Utilities–1.81%
Atmos Energy Corp.	9,418	863,348

Southwest Gas Holdings, Inc.	15,023	987,312

		1,850,660

General Merchandise Stores–1.00%
Dollar General Corp.	4,929	1,028,732

Gold–0.52%
Franco-Nevada Corp. (Canada)	3,888	530,906

Health Care Equipment–6.05%
Boston Scientific Corp.(b)	32,935	1,128,682

Hill-Rom Holdings, Inc.	14,823	1,349,930

STERIS PLC	4,410	781,408

Teleflex, Inc.	4,560	1,451,129

Zimmer Biomet Holdings, Inc.	11,237	1,484,408

		6,195,557

Health Care Facilities–1.44%
HCA Healthcare, Inc.	11,877	1,472,035

Health Care Services–1.65%
LHC Group, Inc.(b)	7,827	1,694,937

Homebuilding–0.88%
D.R. Horton, Inc.	13,547	905,075

Human Resource & Employment Services–0.71%
Korn Ferry	24,050	726,070

Hypermarkets & Super Centers–1.50%
BJ’s Wholesale Club Holdings, Inc.(b)	40,132	1,536,654

Industrial Machinery–3.64%
Evoqua Water Technologies Corp.(b)	43,941	1,007,567

ITT, Inc.	18,056	1,092,568

Stanley Black & Decker, Inc.	9,773	1,624,273

		3,724,408

Industrial REITs–0.97%
Prologis, Inc.	9,984	990,413

Insurance Brokers–1.49%
Arthur J. Gallagher & Co.	14,755	1,530,241

Interactive Home Entertainment–1.41%
Zynga, Inc., Class A(b)	160,542	1,443,273

Interactive Media & Services–0.78%
Snap, Inc., Class A(b)	20,410	803,950

IT Consulting & Other Services–5.02%
CACI International, Inc., Class A(b)	9,364	1,952,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

	Shares	Value

IT Consulting & Other Services–(continued)
Cognizant Technology Solutions Corp., Class A	44,568	$3,183,046

		5,135,721

Metal & Glass Containers–1.11%
Silgan Holdings, Inc.	32,859	1,131,993

Multi-Utilities–2.65%
CMS Energy Corp.	20,350	1,288,766

Public Service Enterprise Group, Inc.	24,421	1,420,081

		2,708,847

Office REITs–1.89%
Alexandria Real Estate Equities, Inc.	12,784	1,937,032

Oil & Gas Refining & Marketing–0.93%
Valero Energy Corp.	24,712	954,130

Oil & Gas Storage & Transportation–1.20%
Magellan Midstream Partners L.P.	34,680	1,232,527

Packaged Foods & Meats–1.25%
Conagra Brands, Inc.	36,505	1,280,960

Pharmaceuticals–1.41%
Catalent, Inc.(b)	16,429	1,441,973

Railroads–1.46%
Canadian Pacific Railway Ltd. (Canada)	4,991	1,492,958

Regional Banks–3.01%
PNC Financial Services Group, Inc. (The)	13,196	1,476,369

SVB Financial Group(b)	5,513	1,602,629

		3,078,998

Residential REITs–1.08%
American Homes 4 Rent, Class A	39,042	1,103,717

Restaurants–0.91%
Wendy’s Co. (The)	42,439	927,292

Semiconductor Equipment–2.66%
KLA Corp.	7,356	1,450,456

MKS Instruments, Inc.	11,751	1,273,691

		2,724,147

	Shares	Value

Semiconductors–1.28%
Analog Devices, Inc.	11,040	$1,308,571

Specialized REITs–1.54%
Lamar Advertising Co., Class A	25,513	1,580,785

Specialty Chemicals–1.85%
Axalta Coating Systems Ltd.(b)	75,487	1,895,479

Specialty Stores–0.90%
Tractor Supply Co.	6,949	925,676

Thrifts & Mortgage Finance–0.61%
Rocket Cos., Inc., Class A(b)(c)	34,163	622,791

Trading Companies & Distributors–1.14%
Fastenal Co.	26,937	1,164,487

Total Common Stocks & Other Equity Interests (Cost $97,354,994)		100,787,327

Money Market Funds–1.51%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	541,190	541,190

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	386,367	386,522

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	618,503	618,502

Total Money Market Funds (Cost $1,546,253)		1,546,214

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $98,901,247)		102,333,541

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.55%
Invesco Private Government Fund, 0.04%(d)(e)	223,930	223,930

Invesco Private Prime Fund, 0.11%(d)(e)	335,795	335,895

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $559,825)		559,825

TOTAL INVESTMENTS IN SECURITIES–100.50% (Cost $99,461,072)		102,893,366

OTHER ASSETS LESS LIABILITIES–(0.50)%		(507,970)

NET ASSETS–100.00%		$102,385,396

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	October 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional
Class	$2,526,896	$7,992,014	$(9,977,720)	$-	$-	$541,190	$14,603
Invesco Liquid Assets Portfolio, Institutional Class	1,805,002	5,935,984	(7,354,210)	(142)	(112)	386,522	11,775
Invesco Treasury Portfolio, Institutional Class	2,887,881	9,133,730	(11,403,109)	-	-	618,502	16,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	October 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund*	$-	$246,897	$(22,967)	$-	$-	$223,930	$2	*
Invesco Private Prime Fund*	-	370,346	(34,451)	-	-	335,895	6	*
Total	$7,219,779	$23,678,971	$(28,792,457)	$(142)	$(112)	$2,106,039	$42,864

*	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $97,354,994)*	$100,787,327

Investments in affiliated money market funds, at value (Cost $2,106,078)	2,106,039

Foreign currencies, at value (Cost $186)	193

Receivable for:
Investments sold	1,717,911

Fund shares sold	23,975

Dividends	42,995

Investment for trustee deferred compensation and retirement plans	72,623

Other assets	51,220

Total assets	104,802,283

Liabilities:
Payable for:
Investments purchased	1,498,943

Fund shares reacquired	111,960

Collateral upon return of securities loaned	559,825

Accrued fees to affiliates	89,122

Accrued trustees’ and officers’ fees and benefits	373

Accrued other operating expenses	77,016

Trustee deferred compensation and retirement plans	79,648

Total liabilities	2,416,887

Net assets applicable to shares outstanding	$102,385,396

Net assets consist of:
Shares of beneficial interest	$91,941,544

Distributable earnings	10,443,852

$102,385,396

Net Assets:
Class A	$77,614,599

Class C	$7,764,660

Class R	$4,976,472

Class Y	$8,004,999

Class R5	$3,035,796

Class R6	$988,870

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,037,553

Class C	606,992

Class R	340,132

Class Y	499,626

Class R5	182,781

Class R6	59,106

Class A:
Net asset value per share	$15.41

Maximum offering price per share (Net asset value of $15.41 ÷ 94.50%)	$16.31

Class C:
Net asset value and offering price per share	$12.79

Class R:
Net asset value and offering price per share	$14.63

Class Y:
Net asset value and offering price per share	$16.02

Class R5:
Net asset value and offering price per share	$16.61

Class R6:
Net asset value and offering price per share	$16.73

*	At October 31, 2020, securities with an aggregate value of $523,365 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $12,597)	$1,960,184

Dividends from affiliated money market funds	42,856

Total investment income	2,003,040

Expenses:
Advisory fees	922,042

Administrative services fees	18,304

Custodian fees	5,262

Distribution fees:
Class A	223,213

Class C	99,450

Class R	30,056

Transfer agent fees – A, C, R and Y	286,038

Transfer agent fees – R5	3,405

Transfer agent fees – R6	922

Trustees’ and officers’ fees and benefits	19,378

Registration and filing fees	69,580

Reports to shareholders	33,371

Professional services fees	40,805

Other	11,659

Total expenses	1,763,485

Less: Fees waived and/or expense offset arrangement(s)	(5,511)

Net expenses	1,757,974

Net investment income	245,066

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,453,484

Foreign currencies	5,214

8,458,698

Change in net unrealized appreciation (depreciation) of:
Investment securities	(24,662,206)

Foreign currencies	1,666

(24,660,540)

Net realized and unrealized gain (loss)	(16,201,842)

Net increase (decrease) in net assets resulting from operations	$(15,956,776)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$245,066	$486,008

Net realized gain	8,458,698	8,564,213

Change in net unrealized appreciation (depreciation)	(24,660,540)	(989,042)

Net increase (decrease) in net assets resulting from operations	(15,956,776)	8,061,179

Distributions to shareholders from distributable earnings:
Class A	(6,378,204)	(6,472,601)

Class C	(831,763)	(1,491,158)

Class R	(427,610)	(580,920)

Class Y	(1,157,799)	(1,588,510)

Class R5	(258,469)	(288,438)

Class R6	(67,714)	(80,613)

Total distributions from distributable earnings	(9,121,559)	(10,502,240)

Share transactions-net:
Class A	(13,493,167)	(6,199,374)

Class C	(2,637,784)	(9,955,215)

Class R	(1,341,160)	(2,504,765)

Class Y	(8,792,595)	(10,243,361)

Class R5	(772,253)	(2,325,974)

Class R6	22,460	(383,803)

Net increase (decrease) in net assets resulting from share transactions	(27,014,499)	(31,612,492)

Net increase (decrease) in net assets	(52,092,834)	(34,053,553)

Net assets:
Beginning of year	154,478,230	188,531,783

End of year	$102,385,396	$154,478,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Endeavor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$18.22	$0.04	$(1.77)	$(1.73)	$(0.04)	$(1.04)	$(1.08)	$15.41	(10.32)%	$77,615	1.40	%(d)	1.40	%(d)	0.22	%(d)	81%
Year ended 10/31/19	18.42	0.06	0.78	0.84	–	(1.04)	(1.04)	18.22	5.28	109,032	1.37		1.38		0.32		19
Year ended 10/31/18	19.81	0.03	(0.88)	(0.85)	–	(0.54)	(0.54)	18.42	(4.48)	116,080	1.32		1.34		0.14		34
Year ended 10/31/17	17.19	(0.03)	4.57	4.54	–	(1.92)	(1.92)	19.81	27.44	132,670	1.34		1.36		(0.13)		19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	–	(2.30)	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Class C
Year ended 10/31/20	15.37	(0.07)	(1.47)	(1.54)	–	(1.04)	(1.04)	12.79	(11.01)	7,765	2.15	(d)	2.15	(d)	(0.53	)(d)	81
Year ended 10/31/19	15.83	(0.07)	0.65	0.58	–	(1.04)	(1.04)	15.37	4.45	12,559	2.12		2.13		(0.43)		19
Year ended 10/31/18	17.22	(0.11)	(0.74)	(0.85)	–	(0.54)	(0.54)	15.83	(5.18)	23,490	2.07		2.09		(0.61)		34
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	–	(1.92)	(1.92)	17.22	26.52	31,548	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	–	(2.30)	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Class R
Year ended 10/31/20	17.35	(0.00)	(1.68)	(1.68)	–	(1.04)	(1.04)	14.63	(10.53)	4,976	1.65	(d)	1.65	(d)	(0.03	)(d)	81
Year ended 10/31/19	17.64	0.01	0.74	0.75	–	(1.04)	(1.04)	17.35	4.98	7,386	1.62		1.63		0.07		19
Year ended 10/31/18	19.04	(0.02)	(0.84)	(0.86)	–	(0.54)	(0.54)	17.64	(4.72)	10,070	1.57		1.59		(0.11)		34
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	–	(1.92)	(1.92)	19.04	27.16	14,449	1.59		1.61		(0.38)		19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	–	(2.30)	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Class Y
Year ended 10/31/20	18.90	0.08	(1.83)	(1.75)	(0.09)	(1.04)	(1.13)	16.02	(10.08)	8,005	1.15	(d)	1.15	(d)	0.47	(d)	81
Year ended 10/31/19	19.03	0.10	0.81	0.91	–	(1.04)	(1.04)	18.90	5.48	19,952	1.12		1.13		0.57		19
Year ended 10/31/18	20.40	0.08	(0.91)	(0.83)	–	(0.54)	(0.54)	19.03	(4.25)	30,604	1.07		1.09		0.39		34
Year ended 10/31/17	17.61	0.02	4.69	4.71	–	(1.92)	(1.92)	20.40	27.77	37,034	1.09		1.11		0.12		19
Year ended 10/31/16	19.66	0.02	0.23	0.25	–	(2.30)	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Class R5
Year ended 10/31/20	19.56	0.11	(1.90)	(1.79)	(0.12)	(1.04)	(1.16)	16.61	(9.97)	3,036	1.01	(d)	1.01	(d)	0.61	(d)	81
Year ended 10/31/19	19.63	0.13	0.84	0.97	–	(1.04)	(1.04)	19.56	5.63	4,391	0.98		0.99		0.71		19
Year ended 10/31/18	21.00	0.10	(0.93)	(0.83)	–	(0.54)	(0.54)	19.63	(4.13)	6,762	0.97		0.99		0.49		34
Year ended 10/31/17	18.06	0.05	4.81	4.86	–	(1.92)	(1.92)	21.00	27.92	22,158	0.96		0.98		0.25		19
Year ended 10/31/16	20.08	0.05	0.23	0.28	–	(2.30)	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Class R6
Year ended 10/31/20	19.69	0.11	(1.91)	(1.80)	(0.12)	(1.04)	(1.16)	16.73	(9.94)	989	1.00	(d)	1.00	(d)	0.62	(d)	81
Year ended 10/31/19	19.75	0.14	0.84	0.98	–	(1.04)	(1.04)	19.69	5.65	1,158	0.96		0.97		0.73		19
Year ended 10/31/18	21.11	0.12	(0.94)	(0.82)	–	(0.54)	(0.54)	19.75	(4.06)	1,526	0.89		0.91		0.57		34
Year ended 10/31/17	18.13	0.07	4.83	4.90	–	(1.92)	(1.92)	21.11	28.04	2,038	0.88		0.90		0.33		19
Year ended 10/31/16	20.13	0.06	0.24	0.30	–	(2.30)	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $89,285, $9,945, $6,011, $14,053, $3,406 and $1,063 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Endeavor Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                      Invesco Endeavor Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the . Additionally, in the normal course of business, the Fund enters into contracts, including the servicing agreements, that contain a variety of indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17                      Invesco Endeavor Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.730%

Next $500 million	0.715%

Next $1.5 billion	0.700%

Next $2.5 billion	0.685%

Next $2.5 billion	0.670%

Next $2.5 billion	0.655%

Over $10 billion	0.640%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Prior to October 15, 2020, Invesco Canada Ltd. also served as an Affiliated Sub-Adviser.

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser reimbursed Fund expenses of $3,917.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

18                      Invesco Endeavor Fund

shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $12,284 in front-end sales commissions from the sale of Class A shares and $186 and $224 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2020, the Fund incurred $233 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$100,787,327	$-	$-	$100,787,327

Money Market Funds	1,546,214	559,825	-	2,106,039

Total Investments	$102,333,541	$559,825	$-	$102,893,366

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,594.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Prior to May 5, 2020, the custodian was Citibank, N.A. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$357,014	$2,400,771

Long-term capital gain	8,764,545	8,101,469

Total distributions	$9,121,559	$10,502,240

*	Includes short-term capital gain distributions, if any.

19                      Invesco Endeavor Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$42,315

Undistributed long-term capital gain	7,040,604

Net unrealized appreciation – investments	3,424,560

Net unrealized appreciation - foreign currencies	940

Temporary book/tax differences	(64,567)

Shares of beneficial interest	91,941,544

Total net assets	$102,385,396

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $97,696,234 and $127,455,913, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 8,565,603

Aggregate unrealized (depreciation) of investments	(5,141,043)

Net unrealized appreciation of investments	$ 3,424,560

Cost of investments for tax purposes is $99,468,806.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, net operating loss and partnerships, on October 31, 2020, undistributed net investment income was increased by $66,554, undistributed net realized gain was decreased by $66,143 and shares of beneficial interest was decreased by $411. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	426,145	$6,572,384	1,450,617	$26,120,061

Class C	92,236	1,114,149	58,134	858,067

Class R	95,107	1,344,045	119,485	2,019,701

Class Y	97,203	1,565,012	129,234	2,367,574

Class R5	30,473	477,860	23,014	431,474

Class R6	11,206	201,347	10,732	203,699

Issued as reinvestment of dividends:
Class A	339,409	6,095,781	381,674	6,175,483

Class C	51,947	779,727	102,251	1,404,937

Class R	24,963	426,611	37,229	575,183

Class Y	54,942	1,024,115	86,020	1,441,688

Class R5	13,392	258,469	16,460	284,922

Class R6	3,434	66,766	4,582	79,869

Automatic conversion of Class C shares to Class A shares:
Class A	54,287	837,952	369,285	6,418,604

Class C	(65,139)	(837,952)	(435,252)	(6,418,604)

20                      Invesco Endeavor Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,767,840)	$(26,999,284)	(2,516,612)	$(44,913,522)

Class C	(289,111)	(3,693,708)	(391,646)	(5,799,615)

Class R	(205,599)	(3,111,816)	(301,776)	(5,099,649)

Class Y	(707,900)	(11,381,722)	(767,767)	(14,052,623)

Class R5	(85,605)	(1,508,582)	(159,476)	(3,042,370)

Class R6	(14,343)	(245,653)	(33,743)	(667,371)

Net increase (decrease) in share activity	(1,840,792)	$(27,014,499)	(1,817,555)	$(31,612,492)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                      Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Endeavor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,138.10	$7.52	$1,018.10	$7.10	1.40%
Class C	1,000.00	1,133.90	11.53	1,014.33	10.89	2.15
Class R	1,000.00	1,136.80	8.86	1,016.84	8.36	1.65
Class Y	1,000.00	1,139.40	6.18	1,019.36	5.84	1.15
Class R5	1,000.00	1,140.00	5.43	1,020.06	5.13	1.01
Class R6	1,000.00	1,140.40	5.38	1,020.11	5.08	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Endeavor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated

Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board noted that the Fund’s emphasis on value-oriented, mid-sized companies and security selection in certain sectors negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

24                      Invesco Endeavor Fund

regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,764,545
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
ShortTerm Capital Gain Distributions	$82,913

26                      Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco Endeavor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Fundamental Alternatives Fund Effective September 30, 2020, Invesco Oppenheimer Fundamental Alternatives Fund was renamed Invesco Fundamental Alternatives Fund.

Nasdaq:
A: QVOPX ∎ C: QOPCX ∎ R: QOPNX ∎ Y: QOPYX ∎ R5: FDATX ∎ R6: QOPIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Fundamental Alternatives Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus. ∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Fundamental Alternatives Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Fundamental Alternatives Fund (the Fund), at net asset value (NAV), underperformed the HFRX Global Hedge Fund Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.96%
Class C Shares	0.21
Class R Shares	0.71
Class Y Shares	1.22
Class R5 Shares	1.42
Class R6 Shares	1.42
HFRX Global Hedge Fund Index▼	3.69
Source(s): ▼Bloomberg LP

Market conditions and your Fund

The global spread of the novel coronavirus (COVID-19) dramatically altered the economic landscape in 2020. As the pandemic took hold across the globe in the first quarter, we experienced an environment where US stocks declined significantly in a very short period of time, with similar dramatic declines globally. The yields on the 10-year and 30-year US Treasury bonds fell to all-time lows as volatility rose sharply, along with correlations of different assets.

    As the COVID-19 crisis continued into the second quarter of 2020, the massive monetary policy response from many central banks created an environment during the second quarter where investors embraced risk. Stocks rose globally after a deep rout in the first quarter. The S&P 500 Index experienced a dramatic rally – its largest quarterly gain since 1998. Emerging market debt, high-yield debt and investment-grade debt all performed well during the second quarter, as sovereign debt yields remained low, moving in a narrow range.

    The Fund is typically positioned for uncertainty around a variety of issues and in a manner that seeks to protect against a surprise outcome. Regarding volatility tied to COVID-19, we had been reducing portfolio risk in the weeks prior and the Fund was well positioned for the sell-off. This was primarily due to actively reducing risk across specific industries (financials, energy, etc.) over various time frames, as well as the Fund’s options positions decreasing in size as the market fell.

    Markets have generally benefited from the policy response to the crisis. Despite a correction in September, US stocks finished the third quarter in positive territory after posting strong gains in July and August, with global stocks also performing well overall. Gold has also performed well.

    Against this backdrop, the Fund continued to focus on seeking to control volatility and mitigate downside risk and seeking to generate attractive returns efficiently. The Fund invests both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro.

    Our Long/Short Equity strategy and Long/ Short Credit strategy generated slightly negative returns during the fiscal year, while the Long/Short Macro strategy generated positive returns during the fiscal year.

    Across the Long/Short Equity strategy, the top individual contributors during the fiscal year included a long position in Apple, which appreciated due to general investor enthusiasm about global economic recovery, re-openings and improved confidence in the iPhone 5G launch. Our long position in Taiwan Semiconductor Manufacturing was also a top contributor during the fiscal year. We sold our position in Taiwan Semiconductor Manufacturing during the fiscal year. In addition, the Fund changed management teams in mid-October. The new management liquidated existing S&P 500 call options and implemented short positions on S&P 500 futures. These short positions were also top contributors for the fiscal year.

    In contrast, the biggest detractors were our long positions in Coca-Cola and Blackstone Mortgage Trust, and our position in an equity structured note on common stock of Enterprise Product Partners US Equity. We exited our holding in Blackstone Mortgage Trust during the fiscal year.

    Our long position in Coca-Cola suffered due to the global closure of on-premise consumption venues (e.g., stadiums, restaurants, cafeterias) in response to the COVID-19 pandemic. Investors anticipated the impact would negatively affect earnings given the level of Coca-Cola products that are consumed on-premise, meaning out of the home. The Enterprise Product Partners position detracted from Fund performance during the fiscal year due to the decline in WTI oil, natural gas and chemical prices. The long position in Blackstone Mortgage Trust, a commercial mortgage REIT which makes mortgage loans on transitional real estate properties, underperformed because of the potential impact on some of its assets from pandemic fallout. A significant drop in travel caused the fundamentals of hotels to decline materially which may cause many operators to default on their mortgage loans.

    In terms of individual holdings across the Fund’s Long/Short Credit strategy and Long/ Short Macro strategy, the top performers were our long position in gold, our relative value position that is long loans/short high yield bonds, and our long position in junior subordinated bonds of Bank of America.

    Our long position in gold contributed to Fund performance over the fiscal year as the precious metals complex gained on the back of certain macro factors that tend to impact gold favorably, including easing monetary policies, simulative fiscal policies, low to negative interest rates, challenging demographics and disappointing economic growth.

    Our relative value position that is long loans/short high yield bonds was a contributor to Fund performance during the fiscal year, as this position typically adds value when leveraged loans outperform high-yield bonds. The short side of this trade was expressed through a position in a high-yield credit default swap index. Loans are higher in the capital structure and outperformed high-yield bonds in the period of extreme credit stress, which positively impacted the value of our position.

    Finally, our position in junior subordinated bonds issued by Bank of America contributed to Fund performance as well during the fiscal year, as they benefited from a rally in longer term Treasury securities and from a tightening in corporate credit spreads.

    The top detractors were our short positions in the mezzanine tranche of high yield, as well as our options position that tends to benefit from rising U.S. interest rates, and our long position in Murray Energy.

    Our short positions in the mezzanine tranche of high yield that detracted from Fund performance were put in place in early to mid-April as a hedge for our credit exposure. US Federal Reserve (the Fed) and Treasury support for credit exceeded expectations and high yield rallied significantly. We closed this position in mid-April.

    Our options position that benefits from higher US interest rates detracted from Fund performance during the fiscal year, as the Fed responded to the COVID-19 pandemic with substantial monetary stimulus, which drove rates lower and diminished the value of these positions. Our long position in a distressed loan of coal producer Murray Energy also detracted from Fund performance during the fiscal year.

4	Invesco Fundamental Alternatives Fund

    The Fund continues to focus on selecting securities that we believe offer attractive risk-adjusted returns and can deliver effective diversification combined with low volatility, good downside risk mitigation and low sensitivity to traditional market factors over the long term.

    We thank you for your continued investment in the Invesco Fundamental Alternatives Fund.

Portfolio manager(s):

Chris Devine

Tarun Gupta

Scott Hixon

Jay Raol

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Fundamental Alternatives Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Fundamental Alternatives Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/3/89)	7.17%
10 Years	1.54
5 Years	-0.25
1 Year	-4.58

Class C Shares
Inception (9/1/93)	5.53%
10 Years	1.49
5 Years	0.11
1 Year	-0.78

Class R Shares
Inception (3/1/01)	2.13%
10 Years	1.83
5 Years	0.62
1 Year	0.71

Class Y Shares
Inception (12/16/96)	4.22%
10 Years	2.36
5 Years	1.12
1 Year	1.22

Class R5 Shares
10 Years	2.17%
5 Years	1.01
1 Year	1.42

Class R6 Shares
Inception (2/28/13)	2.91%
5 Years	1.31
1 Year	1.42

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Fundamental Alternatives Fund. Note: The Fund was subsequently renamed the Invesco Fundamental Alternatives Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Fundamental Alternatives Fund

Invesco Fundamental Alternatives Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Fundamental Alternatives Fund

Fund Information

Volatility Contribution*

Strategy	Annualized Volatility Contribution	Volatility Contribution as % of Investment Strategy

Long/Short Credit	0.16%	3.82%
Long/Short Equity	3.49	83.29
Long/Short Macro	0.54	12.89
Total	4.19%	100.00%

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Fundamental Alternatives Fund

Consolidated Schedule of Investments(a)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–53.25%
Advertising–0.00%
Pacific Drilling S.A.	1,362	$426

Aerospace & Defense–0.28%
Lockheed Martin Corp.	2,800	980,364

Northrop Grumman Corp.	2,480	718,754

Raytheon Technologies Corp.	11,000	597,520

		2,296,638

Agricultural & Farm Machinery–0.09%
Deere & Co.	3,250	734,208

Air Freight & Logistics–0.74%
C.H. Robinson Worldwide, Inc.	25,100	2,219,593

Expeditors International of Washington, Inc.	23,300	2,059,021

FedEx Corp.	3,350	869,224

United Parcel Service, Inc., Class B	5,300	832,683

		5,980,521

Airlines–0.20%
Alaska Air Group, Inc.	13,300	503,937

Copa Holdings S.A., Class A (Panama)	8,000	394,240

Southwest Airlines Co.	17,800	703,634

		1,601,811

Alternative Carriers–0.15%
CenturyLink, Inc.	53,800	463,756

Cogent Communications Holdings, Inc.	7,100	396,180

Iridium Communications, Inc.(b)	14,600	385,586

		1,245,522

Apparel Retail–0.02%
TJX Cos., Inc. (The)	3,800	193,040

Apparel, Accessories & Luxury Goods–0.00%
Sunrise Oil & Gas, Inc.	4,631	25,471

Application Software–1.70%
Adobe, Inc.(b)	4,681	2,092,429

ANSYS, Inc.(b)	1,240	377,419

Autodesk, Inc.(b)	2,650	624,181

Blackbaud, Inc.	7,100	350,314

Cadence Design Systems, Inc.(b)	9,300	1,017,141

Citrix Systems, Inc.	13,600	1,540,472

DocuSign, Inc.(b)	1,800	364,050

Fair Isaac Corp.(b)	960	375,792

Fusion Connect, Inc., Wts. expiring 1/14/2040(c)	6,073	7,531

Intemap Corp.	12,888	1,675

Intuit, Inc.	2,260	711,177

Nuance Communications, Inc.(b)	12,200	389,302

salesforce.com, inc.(b)	7,000	1,625,890

SS&C Technologies Holdings, Inc.	6,800	402,696

Synopsys, Inc.(b)	3,400	727,124

Tyler Technologies, Inc.(b)	5,380	2,067,964

Workday, Inc., Class A(b)	2,000	420,240

	Shares	Value

Application Software–(continued)
Zoom Video Communications, Inc., Class A(b)	1,440	$663,710

		13,759,107

Asset Management & Custody Banks–0.27%
Ameriprise Financial, Inc.	2,800	450,324

BlackRock, Inc.	1,440	862,862

State Street Corp.	6,700	394,630

T. Rowe Price Group, Inc.	3,500	443,310

		2,151,126

Auto Parts & Equipment–0.05%
Gentex Corp.	15,000	415,050

Automobile Manufacturers–0.39%
Ford Motor Co.	72,200	558,106

General Motors Co.(b)	11,600	400,548

Tesla, Inc.(b)	5,660	2,196,306

		3,154,960

Automotive Retail–0.09%
AutoNation, Inc.(b)	6,700	380,091

Lithia Motors, Inc., Class A	1,600	367,312

		747,403

Biotechnology–3.34%
AbbVie, Inc.	13,600	1,157,360

ACADIA Pharmaceuticals, Inc.(b)	11,600	538,820

Alexion Pharmaceuticals, Inc.(b)	5,900	679,326

Alnylam Pharmaceuticals, Inc.(b)	3,100	381,207

Amgen, Inc.	17,450	3,785,603

Biogen, Inc.(b)	7,860	1,981,270

BioMarin Pharmaceutical, Inc.(b)	16,900	1,257,867

Bluebird Bio, Inc.(b)	7,500	387,825

Blueprint Medicines Corp.(b)	6,700	685,276

Emergent BioSolutions, Inc.(b)	4,300	386,871

Gilead Sciences, Inc.	61,200	3,558,780

Incyte Corp.(b)	4,600	398,544

Ionis Pharmaceuticals, Inc.(b)	28,700	1,347,465

Ligand Pharmaceuticals, Inc.(b)	8,200	676,090

Neurocrine Biosciences, Inc.(b)	4,200	414,414

Regeneron Pharmaceuticals, Inc.(b)	5,380	2,924,353

Seagen, Inc.(b)	8,550	1,426,140

United Therapeutics Corp.(b)	12,100	1,624,183

Vertex Pharmaceuticals, Inc.(b)	16,400	3,417,104

		27,028,498

Brewers–0.05%
Molson Coors Beverage Co., Class B	11,900	419,594

Broadcasting–0.05%
Discovery, Inc., Class A(b)	20,800	420,992

Building Products–0.29%
Fortune Brands Home & Security, Inc.	4,700	380,089

Johnson Controls International PLC	9,600	405,216

Lennox International, Inc.	1,450	393,907

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Fundamental Alternatives Fund

	Shares	Value

Building Products–(continued)
Masco Corp.	7,400	$396,640

Owens Corning	5,700	373,179

Trane Technologies PLC	3,200	424,800

		2,373,831

Cable & Satellite–1.21%
Altice USA, Inc., Class A(b)	14,800	398,860

Cable One, Inc.	340	588,832

Charter Communications, Inc., Class A(b)	5,780	3,490,080

Comcast Corp., Class A	98,100	4,143,744

Shaw Communications, Inc., Class B (Canada)	23,600	389,400

Sirius XM Holdings, Inc.	139,900	801,627

		9,812,543

Coal & Consumable Fuels–0.00%
Murray Energy Corp.(b)(d)	3,072	27,648

Murray Energy Corp.(b)(d)	600	5,400

		33,048

Commodity Chemicals–0.05%
Dow, Inc.	8,800	400,312

Communications Equipment–0.76%
Cisco Systems, Inc.	113,200	4,063,880

InterDigital, Inc.	7,000	391,860

Juniper Networks, Inc.	18,900	372,708

Lumentum Holdings, Inc.(b)	6,100	504,409

Ubiquiti, Inc.	2,100	389,781

Viavi Solutions, Inc.(b)	37,000	456,950

		6,179,588

Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	6,700	747,385

Construction & Engineering–0.10%
Dycom Industries, Inc.(b)	6,100	396,134

Quanta Services, Inc.	6,600	412,038

		808,172

Construction Machinery & Heavy Trucks–0.18%
Caterpillar, Inc.	3,650	573,232

Cummins, Inc.	1,850	406,797

PACCAR, Inc.	6,000	512,280

		1,492,309

Construction Materials–0.03%
Vulcan Materials Co.	1,700	246,228

Consumer Finance–0.20%
Ally Financial, Inc.	31,200	832,416

Discover Financial Services	6,300	409,563

Synchrony Financial	15,000	375,300

		1,617,279

Copper–0.18%
Freeport-McMoRan, Inc.(b)	23,500	407,490

Southern Copper Corp. (Peru)	19,200	1,004,928

		1,412,418

Data Processing & Outsourced Services–2.35%
Automatic Data Processing, Inc.	19,800	3,127,608

	Shares	Value

Data Processing & Outsourced Services–(continued)
Black Knight, Inc.(b)	16,300	$1,433,585

Broadridge Financial Solutions, Inc.	12,200	1,678,720

Fidelity National Information Services, Inc.	2,950	367,541

FleetCor Technologies, Inc.(b)	1,700	375,547

Jack Henry & Associates, Inc.	3,950	585,587

Mastercard, Inc., Class A	6,700	1,933,888

MAXIMUS, Inc.	7,100	479,818

Paychex, Inc.	19,200	1,579,200

PayPal Holdings, Inc.(b)	10,000	1,861,300

Square, Inc., Class A(b)	2,250	348,480

Visa, Inc., Class A	24,300	4,415,553

Western Union Co. (The)	43,100	837,864

		19,024,691

Distillers & Vintners–0.05%
Constellation Brands, Inc., Class A	2,300	380,029

Distributors–0.10%
Genuine Parts Co.	4,100	370,763

LKQ Corp.(b)	12,900	412,671

		783,434

Diversified Banks–0.67%
Bank of America Corp.	65,800	1,559,460

Citigroup, Inc.	12,300	509,466

JPMorgan Chase & Co.	28,200	2,764,728

U.S. Bancorp	14,700	572,565

		5,406,219

Diversified Chemicals–0.05%
Eastman Chemical Co.	5,300	428,452

Electric Utilities–0.69%
American Electric Power Co., Inc.	7,700	692,461

Duke Energy Corp.	11,700	1,077,687

Edison International	6,900	386,676

Exelon Corp.	13,900	554,471

NextEra Energy, Inc.	14,080	1,030,797

PPL Corp.	14,800	407,000

Southern Co. (The)	8,300	476,835

Xcel Energy, Inc.	13,900	973,417

		5,599,344

Electrical Components & Equipment–0.29%
AMETEK, Inc.	8,000	785,600

Eaton Corp. PLC	10,800	1,120,932

Regal Beloit Corp.	4,200	414,330

		2,320,862

Electronic Components–0.15%
Corning, Inc.	14,100	450,777

Dolby Laboratories, Inc., Class A	9,900	743,292

		1,194,069

Electronic Equipment & Instruments–0.27%
Keysight Technologies, Inc.(b)	17,600	1,845,712

National Instruments Corp.	11,600	362,848

		2,208,560

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Fundamental Alternatives Fund

	Shares	Value

Environmental & Facilities Services–0.22%
Republic Services, Inc.	20,100	$1,772,217

Fertilizers & Agricultural Chemicals–0.05%
Corteva, Inc.	12,500	412,250

Financial Exchanges & Data–0.41%
CME Group, Inc., Class A	7,350	1,107,792

Intercontinental Exchange, Inc.	17,800	1,680,320

S&P Global, Inc.	1,540	497,004

		3,285,116

Food Retail–0.37%
Casey’s General Stores, Inc.	5,450	918,707

Kroger Co. (The)	63,500	2,045,335

		2,964,042

Footwear–0.05%
NIKE, Inc., Class B	3,200	384,256

Gas Utilities–0.13%
Atmos Energy Corp.	11,500	1,054,205

General Merchandise Stores–0.60%
Dollar General Corp.	12,700	2,650,617

Dollar Tree, Inc.(b)	4,300	388,376

Target Corp.	12,000	1,826,640

		4,865,633

Gold–4.81%
Franco-Nevada Corp. (Canada)	14,400	1,966,320

Newmont Corp.	6,800	427,312

SPDR ® Gold Trust–ETF(b)	207,215	36,511,283

		38,904,915

Health Care Distributors–0.17%
AmerisourceBergen Corp.	4,200	403,494

Cardinal Health, Inc.	8,700	398,373

McKesson Corp.	3,850	567,837

		1,369,704

Health Care Equipment–0.86%
Abbott Laboratories	17,900	1,881,469

Baxter International, Inc.	11,800	915,326

Becton, Dickinson and Co.	7,900	1,825,927

Danaher Corp.	3,800	872,252

Hologic, Inc.(b)	6,200	426,684

Medtronic PLC	10,600	1,066,042

		6,987,700

Health Care Facilities–0.14%
HCA Healthcare, Inc.	5,650	700,261

Universal Health Services, Inc., Class B	3,700	405,335

		1,105,596

Health Care Services–0.50%
AMN Healthcare Services, Inc.(b)	5,700	372,096

Chemed Corp.	860	411,355

Cigna Corp.	4,700	784,759

CVS Health Corp.	10,600	594,554

DaVita, Inc.(b)	4,600	396,750

Laboratory Corp. of America Holdings(b)	2,000	399,540

Premier, Inc., Class A	8,100	265,113

	Shares	Value

Health Care Services–(continued)
Quest Diagnostics, Inc.	6,800	$830,552

		4,054,719

Health Care Supplies–0.05%
West Pharmaceutical Services, Inc.	1,450	394,502

Health Care Technology–0.10%
Cerner Corp.	5,700	399,513

Veeva Systems, Inc., Class A(b)	1,360	367,268

		766,781

Home Improvement Retail–0.52%
Home Depot, Inc. (The)	9,150	2,440,396

Lowe’s Cos., Inc.	11,100	1,754,910

		4,195,306

Homebuilding–0.22%
KB Home	10,200	328,950

Lennar Corp., Class A	10,200	716,346

PulteGroup, Inc.	8,800	358,688

TRI Pointe Group, Inc.(b)	22,000	361,460

		1,765,444

Household Products–2.01%
Church & Dwight Co., Inc.	26,200	2,315,818

Clorox Co. (The)	13,050	2,704,612

Colgate-Palmolive Co.	34,800	2,745,372

Kimberly-Clark Corp.	19,100	2,532,469

Procter & Gamble Co. (The)	36,000	4,935,600

Reynolds Consumer Products, Inc.	22,700	641,048

Spectrum Brands Holdings, Inc.	6,800	386,716

		16,261,635

Human Resource & Employment Services–0.05%
ManpowerGroup, Inc.	5,900	400,433

Hypermarkets & Super Centers–0.92%
Costco Wholesale Corp.	9,540	3,411,695

Walmart, Inc.	29,100	4,037,625

		7,449,320

Industrial Conglomerates–0.24%
3M Co.	3,900	623,844

General Electric Co.	84,700	628,474

Honeywell International, Inc.	4,300	709,285

		1,961,603

Industrial Gases–0.07%
Linde PLC (United Kingdom)	2,700	594,918

Industrial Machinery–0.14%
Illinois Tool Works, Inc.	2,350	460,318

Stanley Black & Decker, Inc.	4,200	698,040

		1,158,358

Industrial REITs–0.18%
Duke Realty Corp.	13,600	516,664

EastGroup Properties, Inc.	3,000	399,240

Prologis, Inc.	5,200	515,840

		1,431,744

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Fundamental Alternatives Fund

	Shares	Value

Integrated Oil & Gas–0.18%
Chevron Corp.	14,701	$1,021,652

Exxon Mobil Corp.	13,600	443,632

		1,465,284

Integrated Telecommunication Services–1.17%
AT&T, Inc.	151,100	4,082,722

BCE, Inc. (Canada)	19,900	800,378

Verizon Communications, Inc.	80,100	4,564,899

		9,447,999

Interactive Home Entertainment–1.16%
Activision Blizzard, Inc.	43,700	3,309,401

Electronic Arts, Inc.(b)	25,400	3,043,682

Take-Two Interactive Software, Inc.(b)	16,800	2,602,656

Zynga, Inc., Class A(b)	46,200	415,338

		9,371,077

Interactive Media & Services–1.84%
Alphabet, Inc., Class A(b)	5,915	9,559,291

Facebook, Inc., Class A(b)	18,850	4,959,623

Zillow Group, Inc., Class C(b)	4,200	372,204

		14,891,118

Internet & Direct Marketing Retail–1.37%
Amazon.com, Inc.(b)	3,280	9,958,572

eBay, Inc.	15,200	723,976

Qurate Retail, Inc., Class A	57,500	389,275

		11,071,823

Internet Services & Infrastructure–0.39%
Akamai Technologies, Inc.(b)	5,900	561,208

GoDaddy, Inc., Class A(b)	5,300	374,922

VeriSign, Inc.(b)	11,500	2,193,050

		3,129,180

Investment Banking & Brokerage–0.27%
Charles Schwab Corp. (The)	11,100	456,321

Goldman Sachs Group, Inc. (The)	5,000	945,200

Morgan Stanley	16,900	813,735

		2,215,256

IT Consulting & Other Services–1.02%
Accenture PLC, Class A	12,350	2,678,838

Amdocs Ltd.	16,400	924,632

Booz Allen Hamilton Holding Corp.	16,800	1,318,800

CGI, Inc. (Canada)(b)	6,100	379,237

Cognizant Technology Solutions Corp., Class A	11,600	828,472

EPAM Systems, Inc.(b)	1,200	370,740

International Business Machines Corp.	8,700	971,442

Leidos Holdings, Inc.	4,800	398,400

ManTech International Corp., Class A	5,900	382,792

		8,253,353

Life & Health Insurance–0.11%
MetLife, Inc.	12,100	457,985

Principal Financial Group, Inc.	10,100	396,122

		854,107

Life Sciences Tools & Services–0.32%
Mettler-Toledo International, Inc.(b)	400	399,164

	Shares	Value

Life Sciences Tools & Services–(continued)
PerkinElmer, Inc.	3,400	$440,470

Thermo Fisher Scientific, Inc.	3,660	1,731,619

		2,571,253

Managed Health Care–0.55%
Anthem, Inc.	2,740	747,472

Humana, Inc.	1,720	686,762

Molina Healthcare, Inc.(b)	2,000	372,940

UnitedHealth Group, Inc.	8,560	2,611,998

		4,419,172

Marine–0.00%
HGIM Corp.	731	274

Movies & Entertainment–0.57%
Deluxe Entertainment Services Group, Inc.(c)	9,343	0

Liberty Media Corp.-Liberty Formula One, Class C(b)	15,400	556,402

Lions Gate Entertainment Corp., Class A(b)	54,100	362,470

Netflix, Inc.(b)	4,080	1,941,019

Walt Disney Co. (The)	10,800	1,309,500

World Wrestling Entertainment, Inc., Class A	13,000	472,680

		4,642,071

Multi-Sector Holdings–0.37%
Berkshire Hathaway, Inc., Class B(b)	14,700	2,967,930

Multi-Utilities–0.50%
CMS Energy Corp.	17,500	1,108,275

Consolidated Edison, Inc.	8,300	651,467

Dominion Energy, Inc.	7,700	618,618

DTE Energy Co.	3,400	419,628

MDU Resources Group, Inc.	17,600	418,176

Public Service Enterprise Group, Inc.	6,900	401,235

Sempra Energy	3,200	401,152

		4,018,551

Office REITs–0.05%
Highwoods Properties, Inc.	12,700	378,079

Oil & Gas Drilling–0.00%
Vantage Drilling International(b)	73	183

Oil & Gas Equipment & Services–0.11%
Halliburton Co.	32,600	393,156

Schlumberger Ltd.	33,800	504,972

		898,128

Oil & Gas Exploration & Production–0.18%
Concho Resources, Inc.	8,200	340,382

ConocoPhillips	18,461	528,354

Pioneer Natural Resources Co.	7,200	572,832

Sabine Oil & Gas Holdings, Inc.(b)	115	1,610

		1,443,178

Oil & Gas Refining & Marketing–0.03%
Valero Energy Corp.	6,200	239,382

Oil & Gas Storage & Transportation–0.15%
Enbridge, Inc. (Canada)	29,000	799,240

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Fundamental Alternatives Fund

	Shares	Value

Oil & Gas Storage & Transportation–(continued)
Kinder Morgan, Inc.	32,800	$390,320

Southcross Energy Partners L.P.	10,819	1,515

		1,191,075

Other Diversified Financial Services–0.02%
Crossmark Holdings, Inc., Wts., expiring 7/26/2024(c)	809	148,176

Packaged Foods & Meats–0.97%
Campbell Soup Co.	27,700	1,292,759

Conagra Brands, Inc.	12,400	435,116

Flowers Foods, Inc.	18,000	424,440

General Mills, Inc.	12,100	715,352

Hain Celestial Group, Inc. (The)(b)	11,800	362,850

Hormel Foods Corp.	35,200	1,713,888

JM Smucker Co. (The)	3,800	426,360

Kraft Heinz Co. (The)	25,500	780,045

Mondelez International, Inc., Class A	15,200	807,424

Sanderson Farms, Inc.	3,500	447,895

Tyson Foods, Inc., Class A	7,200	412,056

		7,818,185

Paper Packaging–0.16%
Avery Dennison Corp.	1,500	207,585

International Paper Co.	12,200	533,750

Packaging Corp. of America	4,900	561,001

		1,302,336

Personal Products–0.05%
Nu Skin Enterprises, Inc., Class A	7,800	384,930

Pharmaceuticals–2.77%
Bristol-Myers Squibb Co.	17,500	1,022,875

Eli Lilly and Co.	26,200	3,418,052

Johnson & Johnson	37,550	5,148,480

Merck & Co., Inc.	58,300	4,384,743

Mylan N.V.(b)	56,300	818,602

Pfizer, Inc.	110,200	3,909,896

Prestige Consumer Healthcare, Inc.(b)	11,900	393,057

Reata Pharmaceuticals, Inc., Class A(b)	3,600	420,156

Royalty Pharma PLC, Class A	10,300	378,010

Zoetis, Inc.	15,850	2,513,018

		22,406,889

Property & Casualty Insurance–0.33%
Allstate Corp. (The)	12,600	1,118,250

Chubb Ltd.	4,600	597,586

Progressive Corp. (The)	10,300	946,570

		2,662,406

Publishing–0.26%
New York Times Co. (The), Class A	42,500	1,685,550

News Corp., Class A	30,000	393,900

		2,079,450

Railroads–0.89%
Canadian National Railway Co. (Canada)	15,800	1,571,310

Canadian Pacific Railway Ltd. (Canada)	6,660	1,992,206

CSX Corp.	5,200	410,488

Kansas City Southern	3,800	669,332

Norfolk Southern Corp.	1,900	397,328

	Shares	Value

Railroads–(continued)
Union Pacific Corp.	12,300	$2,179,437

		7,220,101

Regional Banks–0.48%
Citizens Financial Group, Inc.	15,000	408,750

Fifth Third Bancorp	17,400	404,028

First Republic Bank	3,200	403,648

PNC Financial Services Group, Inc. (The)	12,156	1,360,013

Signature Bank	5,000	403,700

SVB Financial Group(b)	1,500	436,050

Synovus Financial Corp.	16,700	434,200

		3,850,389

Renewable Electricity–0.06%
Ormat Technologies, Inc.	6,400	453,568

Research & Consulting Services–0.05%
Thomson Reuters Corp. (Canada)(b)	5,000	389,250

Residential REITs–0.11%
Camden Property Trust	4,900	451,976

Mid-America Apartment Communities, Inc.	3,500	408,205

		860,181

Restaurants–0.34%
Chipotle Mexican Grill, Inc.(b)	305	366,452

Domino’s Pizza, Inc.	1,060	401,019

McDonald’s Corp.	7,400	1,576,200

Starbucks Corp.	4,700	408,712

		2,752,383

Semiconductor Equipment–0.22%
Applied Materials, Inc.	9,100	538,993

KLA Corp.	2,000	394,360

Lam Research Corp.	1,140	389,971

Teradyne, Inc.	4,700	412,895

		1,736,219

Semiconductors–1.72%
Advanced Micro Devices, Inc.(b)	6,900	519,501

Broadcom, Inc.	3,440	1,202,727

Intel Corp.	49,300	2,183,004

Microchip Technology, Inc.	3,700	388,796

NVIDIA Corp.	4,560	2,286,202

Qorvo, Inc.(b)	3,100	394,816

QUALCOMM, Inc.	13,400	1,653,024

Skyworks Solutions, Inc.	3,450	487,450

Synaptics, Inc.(b)	5,100	391,017

Texas Instruments, Inc.	25,100	3,629,209

Xilinx, Inc.	6,500	771,485

		13,907,231

Soft Drinks–0.38%
Coca-Cola Co. (The)	15,800	759,348

Keurig Dr Pepper, Inc.	28,400	763,960

PepsiCo, Inc.	11,900	1,586,151

		3,109,459

Specialized Consumer Services–0.05%
Terminix Global Holdings, Inc.(b)	8,700	409,683

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Fundamental Alternatives Fund

	Shares	Value

Specialized REITs–0.52%
American Tower Corp.	3,300	$757,845

Crown Castle International Corp.	2,650	413,930

Equinix, Inc.	1,175	859,207

Extra Space Storage, Inc.	3,600	417,420

Gaming and Leisure Properties, Inc.	11,100	403,485

Public Storage	1,800	412,326

SBA Communications Corp., Class A	1,740	505,244

Weyerhaeuser Co.	16,200	442,098

		4,211,555

Specialty Chemicals–0.26%
Celanese Corp.	5,700	647,007

DuPont de Nemours, Inc.	9,900	563,112

RPM International, Inc.	4,600	389,482

Sherwin-Williams Co. (The)	700	481,586

		2,081,187

Specialty Stores–0.09%
Dick’s Sporting Goods, Inc.	6,900	390,885

Tractor Supply Co.	2,800	372,988

		763,873

Steel–0.09%
Reliance Steel & Aluminum Co.	3,700	403,263

Steel Dynamics, Inc.	9,900	311,652

		714,915

Systems Software–2.24%
Crowdstrike Holdings, Inc., Class A(b)	2,900	359,136

Fortinet, Inc.(b)	3,200	353,184

Microsoft Corp.	60,100	12,168,447

Oracle Corp.	66,900	3,753,759

ServiceNow, Inc.(b)	1,700	845,869

Teradata Corp.(b)	33,300	611,721

		18,092,116

Technology Distributors–0.12%
Arrow Electronics, Inc.(b)	7,700	599,753

SYNNEX Corp.	2,800	368,592

		968,345

Technology Hardware, Storage & Peripherals–1.76%
Apple, Inc.	126,200	13,738,132

HP, Inc.	29,100	522,636

		14,260,768

Textiles–0.00%
Sunguard Availability Services Capital, Inc.	225	2,138

Thrifts & Mortgage Finance–0.09%
New York Community Bancorp, Inc.	49,800	413,838

PennyMac Financial Services, Inc.	6,700	340,494

		754,332

Tobacco–0.35%
Altria Group, Inc.	28,400	1,024,672

Philip Morris International, Inc.	25,300	1,796,806

		2,821,478

	Shares	Value

Trading Companies & Distributors–0.10%
United Rentals, Inc.(b)	2,300	$410,067

Watsco, Inc.	1,800	403,452

		813,519

Trucking–0.49%
Knight-Swift Transportation Holdings, Inc.	28,200	1,071,318

Landstar System, Inc.	6,300	785,610

Old Dominion Freight Line, Inc.	2,100	399,777

Schneider National, Inc., Class B	24,800	547,088

Werner Enterprises, Inc.	31,300	1,190,026

		3,993,819

Total Common Stocks & Other Equity Interests (Cost $398,972,301)		430,620,891

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–14.23%
Air Freight & Logistics–0.29%
FedEx Corp., 3.10%, 08/05/2029	$2,090,000	2,319,831

Auto Parts & Equipment–0.31%
Aptiv PLC, 4.35%, 03/15/2029	2,205,000	2,466,119

Automotive Retail–0.57%
AutoZone, Inc., 3.75%, 04/18/2029	2,031,000	2,321,357

O’Reilly Automotive, Inc., 3.90%, 06/01/2029	1,933,000	2,248,406

		4,569,763

Broadcasting–0.29%
Discovery Communications LLC, 3.95%, 03/20/2028	2,060,000	2,318,037

Building Products–0.29%
Allegion PLC, 3.50%, 10/01/2029	2,173,000	2,381,449

Construction Machinery & Heavy Trucks–0.28%
Oshkosh Corp., 4.60%, 05/15/2028	2,001,000	2,289,381

Diversified Banks–3.17%
Bank of America Corp., Series X, 6.25%(e)(f)	10,113,000	11,001,657

Citigroup, Inc., 5.90%(e)(f)	10,494,000	10,877,031

Wells Fargo Bank N.A., 0.73% (3 mo. USD LIBOR + 0.51%), 10/22/2021(g)	3,728,000	3,743,217

		25,621,905

Diversified REITs–0.27%
Digital Realty Trust L.P., 2.75%, 02/01/2023	2,102,000	2,199,521

Electric Utilities–0.28%
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	1,937,000	2,252,087

Electronic Components–0.29%
Amphenol Corp., 2.80%, 02/15/2030	2,152,000	2,354,403

Fertilizers & Agricultural Chemicals–0.28%
FMC Corp., 3.45%, 10/01/2029	2,060,000	2,277,170

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Fundamental Alternatives Fund

	Principal Amount	Value

General Merchandise Stores–0.56%

Dollar General Corp., 3.88%, 04/15/2027	$1,955,000	$2,237,759

Dollar Tree, Inc., 4.20%, 05/15/2028	1,960,000	2,293,555

		4,531,314

Health Care Equipment–0.55%
Becton, Dickinson and Co., 3.70%, 06/06/2027	1,964,000	2,224,089

Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	2,050,000	2,258,923

		4,483,012

Health Care Services–0.55%
Laboratory Corp. of America Holdings, 2.95%, 12/01/2029	2,100,000	2,294,906

Quest Diagnostics, Inc., 4.70%, 04/01/2021	2,090,000	2,119,851

		4,414,757

Industrial Conglomerates–0.57%
Carlisle Cos., Inc., 3.75%, 12/01/2027	2,063,000	2,320,469

Roper Technologies, Inc., 4.20%, 09/15/2028	1,906,000	2,259,424

		4,579,893

Industrial Machinery–0.26%
Fortive Corp., 2.35%, 06/15/2021	2,117,000	2,138,016

Investment Banking & Brokerage–1.12%
Goldman Sachs Group, Inc. (The), Series M, 4.17% (3 mo. USD LIBOR + 3.92%)(f)(g)	9,191,000	9,064,624

Managed Health Care–0.28%
Humana, Inc., 3.95%, 03/15/2027	1,972,000	2,245,303

Multi-Utilities–0.28%
DTE Energy Co., Series C, 3.40%, 06/15/2029	2,029,000	2,266,118

Office REITs–0.29%
Alexandria Real Estate Equities, Inc., 3.80%, 04/15/2026	2,029,000	2,318,674

Oil & Gas Exploration & Production–0.42%
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(h)	3,577,000	3,433,920

Packaged Foods & Meats–0.54%
Campbell Soup Co., 3.30%, 03/15/2021	2,107,000	2,129,836

Conagra Brands, Inc., 4.60%, 11/01/2025	1,920,000	2,237,602

		4,367,438

Paper Packaging–0.55%
Avery Dennison Corp., 4.88%, 12/06/2028	1,845,000	2,260,659

Packaging Corp. of America, 3.40%, 12/15/2027	1,996,000	2,209,307

		4,469,966

	Principal Amount	Value

Railroads–0.27%
Kansas City Southern, 2.88%, 11/15/2029	$2,095,000	$2,219,949

Specialized REITs–0.82%
American Tower Corp., 3.95%, 03/15/2029	1,929,000	2,203,037

Crown Castle International Corp., 3.10%, 11/15/2029	2,001,000	2,152,537

Weyerhaeuser Co., 4.00%, 11/15/2029	1,985,000	2,308,192

		6,663,766

Specialty Chemicals–0.29%
Celanese US Holdings LLC, 3.50%, 05/08/2024	2,146,000	2,310,138

Steel–0.27%
Steel Dynamics, Inc., 5.00%, 12/15/2026	2,055,000	2,195,533

Systems Software–0.29%
VMware, Inc., 3.90%, 08/21/2027	2,120,000	2,340,470

Total U.S. Dollar Denominated Bonds & Notes (Cost $111,913,787)		115,092,557

	Shares
Exchange-Traded Funds–3.52%
iShares® Gold Trust - ETF (Cost $ 23,549,026)(b)	1,591,300	28,468,357

	Principal Amount
Variable Rate Senior Loan Interests–0.32%(i)(j)
Advertising–0.01%
Checkout Holding Corp., Term Loan, 8.50% (1 mo. USD LIBOR + 7.50%), 02/15/2023	$129,106	81,659

PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate, 08/15/2023(k)	98,188	15,956

		97,615

Movies & Entertainment–0.01%
Deluxe Entertainment Services Group, Inc., First Lien Term Loan, 1.50% PIK Rate; 6.00% Cash Rate(3 mo. USD LIBOR + 5.00%), 03/25/2024(c)(k)	47,818	38,207

Second Lien Term Loan, 2.50% PIK Rate; 7.00% Cash Rate(3 mo. USD LIBOR + 6.00%), 09/25/2024(c)(k)	45,988	0

		38,207

Oil & Gas Drilling–0.00%
Seadrill Operating L.P. (), -% (3 mo. USD LIBOR + 10.00%), 02/21/2021 not settled(c)(l)	11,474	11,760

Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Revolver Loan, 5.00%, 01/31/2025(c)(m)	18,571	17,364

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Fundamental Alternatives Fund

	Principal Amount	Value

Other Diversified Financial Services–0.01%
Crossmark Holdings, Inc., Term Loan, 11.00% (3 mo. USD LIBOR + 10.00%), 07/26/2023	$43,337	$42,796

Specialized REITs–0.21%
Iron Mountain, Inc., Term Loan B, -% (1 mo. USD LIBOR + 1.75%), 01/02/2026(l)	1,736,641	1,676,588

Trucking–0.08%
Western Express, Inc., Second Lien Term Loan, 8.50% (3 mo. USD LIBOR + 8.25%), 02/23/2022(c)	656,208	654,568

Total Variable Rate Senior Loan Interests (Cost $2,665,863)		2,538,898

	Shares
Preferred Stocks–0.01%
Oil & Gas Storage & Transportation–0.01%
Southcross Energy Partners L.P., Series A, Pfd.	68,467	40,053

Southcross Energy Partners L.P., Series B, Pfd.	19,728	28,113

Total Preferred Stocks (Cost $68,449)		68,166

	Principal Amount	Value

Event-Linked Bonds–0.00%
Windstorm–0.00%
Akibare Re Ltd. (Japan), Catastrophe Linked Notes, 0.10%, 04/07/2023 (Cost $482,341)(h)	$482,286	$1,194

	Shares
Money Market Funds–14.95%
Invesco Treasury Portfolio, Institutional Class,0.01%(n)(o) (Cost $120,924,059)	120,924,059	120,924,059

Options Purchased–0.01%
(Cost $5,151,747)(p)		38,961

TOTAL INVESTMENTS IN SECURITIES–86.29% (Cost $663,727,573)		697,753,083

OTHER ASSETS LESS LIABILITIES–13.71%		110,889,808

NET ASSETS–100.00%		$808,642,891

Investment Abbreviations:

ETF	– Exchange-Traded Fund
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $3,435,114, which represented less than 1% of the Fund’s Net Assets.

(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(l)	This variable rate interest will settle after October 31, 2020, at which time the interest rate will be determined.
(m)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco Master Loan Fund	$21,287,012	$157,561	$(19,241,484)	$433,662	$(2,636,751)	$-	$93,086

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Fundamental Alternatives Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,003,811	$226,354,958	$(240,358,769)	$-	$-	$-	$51,092
Invesco Treasury Portfolio, Institutional Class	-	396,093,860	(275,169,801)	-	-	120,924,059	29,985
Total	$35,290,823	$622,606,379	$(534,770,054)	$433,662	$(2,636,751)	$120,924,059	$174,163

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(p)	The table below details options purchased.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date		Notional Value	Value

Interest Rate Risk

10 Year Interest Rate Swaption	Put	Goldman Sachs International	0.52%	Pay	6 Month JPY LIBOR	Semi-Annually	01/26/2021	JPY	1,744,000,000	$76

10 Year Interest Rate Swaption	Put	Goldman Sachs International	0.49	Pay	6 Month JPY LIBOR	Semi-Annually	04/27/2021	JPY	5,250,000,000	3,284

10 Year Interest Rate Swaption	Put	Morgan Stanley Capital Services LLC	3.18	Pay	3 Month USD LIBOR	Quarterly	09/27/2021	USD	4,100,000	1,506

10 Year Interest Rate Swaption	Put	Morgan Stanley Capital Services LLC	3.25	Pay	3 Month USD LIBOR	Quarterly	10/12/2021	USD	100,250,000	34,095

Total Interest Rate Swaptions Purchased										$38,961

(a)	Over-The-Counter options purchased and swap agreements are collateralized by cash held with Counterparties in the amount of $1,357,426.

Open Futures Contracts

	Number of	Expiration	Notional		Unrealized
Short Futures Contracts	Contracts	Month	Value	Value	Appreciation

Equity Risk

E-Mini S&P 500 Index	1,524	December-2020	$(248,770,140)	$12,640,872	$12,640,872

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/16/2020	Deutsche Bank AG	DKK	37,700,000	USD	6,026,190	$121,904

12/16/2020	Deutsche Bank AG	GBP	2,300,000	USD	3,073,522	92,901

12/16/2020	Deutsche Bank AG	USD	2,975,303	GBP	2,300,000	5,318

11/20/2020	HSBC Bank USA, N.A.	CNY	40,731,200	USD	6,071,482	216

11/20/2020	J.P. Morgan Chase Bank, N.A.	USD	5,809,707	CNY	40,731,200	261,559

12/16/2020	Morgan Stanley Capital Services LLC	DKK	2,500,000	USD	399,062	7,531

12/16/2020	Standard Charted Bank PLC	USD	19,218,450	THB	600,000,000	28,016

Subtotal–Appreciation						517,445

Currency Risk

11/17/2020	HSBC Bank USA, N.A.	USD	11,036,916	CNY	74,020,000	(1,579)

12/16/2020	HSBC Bank USA, N.A.	THB	600,000,000	USD	19,129,603	(116,863)

11/17/2020	J.P. Morgan Chase Bank, N.A.	CNY	70,420,000	USD	9,985,076	(513,550)

11/17/2020	UBS AG	CNY	3,600,000	USD	514,569	(22,141)

12/16/2020	UBS AG	USD	6,339,829	DKK	40,200,000	(44,013)

Subtotal–Depreciation						(698,146)

Total Forward Foreign Currency Contracts						$(180,701)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Fundamental Alternatives Fund

		Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	CDX North America High Yield Index, Series 25, Version 16	Buy	5.00%	Quarterly	12/20/2020	0.1459%	USD	936,000	$3,135	$(6,432)	$(9,567)

Citibank, N.A.	CDX North America High Yield Index, Series 25, Version 16	Buy	5.00	Quarterly	12/20/2020	0.1459	USD	471,000	1,365	(3,237)	(4,602)

Goldman Sachs International	CDX North America High Yield Index, Series 25, Version 16	Buy	5.00	Quarterly	12/20/2020	0.1459	USD	7,500,000	36,424	(51,542)	(87,966)

Goldman Sachs International	Iron Mountain, Inc.	Buy	5.00	Quarterly	12/20/2024	1.0382	USD	1,750,000	(253,984)	(284,616)	(30,632)

Total Open Over-The-Counter Credit Default Swap Agreements									$(213,060)	$(345,827)	$(132,767)

(a)	Over-The-Counter options purchased and swap agreements are collateralized by cash held with Counterparties in the amount of $1,357,426.
(b)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

CNY	–Chinese Yuan Renminbi
DKK	–Danish Krone
GBP	–British Pound Sterling
JPY	–Japanese Yen
LIBOR	–London Interbank Offered Rate
THB	–Thai Baht
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $542,803,514)	$576,829,024

Investments in affiliated money market funds, at value (Cost $120,924,059)	120,924,059

Other investments:
Variation margin receivable – futures contracts	23,865,120

Swaps receivable – OTC	1,733,629

Unrealized appreciation on forward foreign currency contracts outstanding	517,445

Deposits with brokers:
Cash collateral – OTC Derivatives	1,357,426

Cash	15,061,714

Foreign currencies, at value (Cost $4,630)	4,283

Receivable for:
Investments sold	71,537,481

Fund shares sold	98,826

Dividends	1,027,507

Interest	1,269,436

Investment for trustee deferred compensation and retirement plans	102,044

Other assets	36,633

Total assets	814,364,627

Liabilities:
Other investments:
Premiums received on swap agreements – OTC	213,060

Unrealized depreciation on forward foreign currency contracts outstanding	698,146

Swaps payable – OTC	451,440

Unrealized depreciation on swap agreements–OTC	132,767

Payable for:
Investments purchased	96,665

Dividends	1,458

Fund shares reacquired	3,261,752

Accrued fees to affiliates	423,884

Accrued trustees’ and officers’ fees and benefits	1,202

Accrued other operating expenses	261,414

Trustee deferred compensation and retirement plans	162,584

Unfunded loan commitments	17,364

Total liabilities	5,721,736

Net assets applicable to shares outstanding	$808,642,891

Net assets consist of:
Shares of beneficial interest	$769,687,442

Distributable earnings	38,955,449

$808,642,891

Net Assets:
Class A	$386,680,269

Class C	$27,495,488

Class R	$13,866,570

Class Y	$165,216,625

Class R5	$10,009

Class R6	$215,373,930

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,592,818

Class C	1,176,792

Class R	548,351

Class Y	6,086,629

Class R5	377

Class R6	7,897,262

Class A:
Net asset value per share	$26.50

Maximum offering price per share (Net asset value of $26.50 ÷ 94.50%)	$28.04

Class C:
Net asset value and offering price per share	$23.36

Class R:
Net asset value and offering price per share	$25.29

Class Y:
Net asset value and offering price per share	$27.14

Class R5:
Net asset value and offering price per share	$26.55

Class R6:
Net asset value and offering price per share	$27.27

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Interest	$13,599,831

Dividends (net of foreign withholding taxes of $442,215)	8,504,905

Dividends from affiliated money market funds	174,163

Total investment income	22,278,899

Expenses:
Advisory fees	7,083,653

Administrative services fees	122,522

Custodian fees	80,281

Distribution fees:
Class A	1,029,641

Class C	326,236

Class R	75,221

Interest, facilities and maintenance fees	356,327

Transfer agent fees – A, C, R and Y	1,387,920

Transfer agent fees – R6	8,249

Dividends on short sales	1,593,242

Trustees’ and officers’ fees and benefits	36,110

Registration and filing fees	178,696

Reports to shareholders	84,817

Professional services fees	98,178

Taxes	44,112

Other	32,798

Total expenses	12,538,003

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(342,706)

Net expenses	12,195,297

Net investment income	10,083,602

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	84,792,528

Foreign currencies	(378,765)

Forward foreign currency contracts	400,139

Futures contracts	(4,250)

Swap agreements	433,775

Securities sold short	6,835,687

92,079,114

Change in net unrealized appreciation (depreciation) of:
Investment securities	(109,678,788)

Foreign currencies	188,185

Forward foreign currency contracts	116,690

Futures contracts	13,007,060

Securities sold short	(222,606)

Swap agreements	1,950,005

(94,639,454)

Net realized and unrealized gain (loss)	(2,560,340)

Net increase in net assets resulting from operations	$7,523,262

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$10,083,602	$27,845,081

Net realized gain (loss)	92,079,114	(33,956,807)

Change in net unrealized appreciation (depreciation)	(94,639,454)	(335,147)

Net increase (decrease) in net assets resulting from operations	7,523,262	(6,446,873)

Distributions to shareholders from distributable earnings:
Class A	(8,730,739)	(7,824,516)

Class C	(385,892)	(955,228)

Class R	(273,673)	(284,089)

Class Y	(5,689,727)	(6,773,061)

Class R5	(247)	–

Class R6	(4,178,742)	(4,103,835)

Total distributions from distributable earnings	(19,259,020)	(19,940,729)

Share transactions–net:
Class A	(48,916,642)	(25,912,968)

Class C	(11,004,373)	(48,368,674)

Class R	(2,236,875)	(2,689,774)

Class Y	(98,737,957)	(77,353,221)

Class R5	–	10,000

Class R6	42,391,075	(31,305,641)

Net increase (decrease) in net assets resulting from share transactions	(118,504,772)	(185,620,278)

Net increase (decrease) in net assets	(130,240,530)	(212,007,880)

Net assets:
Beginning of year	938,883,421	1,150,891,301

End of year	$808,642,891	$938,883,421

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$26.83	$0.28	$(0.07)	$0.21	$(0.54)	$26.50	0.77%	$386,680	1.56	%(e)	1.61	%(e)	1.52	%(e)	1.07	%(e)	223%
Year ended 10/31/19	27.42	0.69	(0.82)	(0.13)	(0.46)	26.83	(0.45)	441,060	1.64		1.71		1.38		2.59		289
Year ended 10/31/18	27.21	0.45	0.19	0.64	(0.43)	27.42	2.34	477,683	1.96		1.99		1.35		1.67		155
Year ended 10/31/17	26.81	0.38	0.09	0.47	(0.07)	27.21	1.79	560,359	1.72		1.76		1.36		1.39		168
Year ended 10/31/16	27.00	0.27	(0.32)	(0.05)	(0.14)	26.81	(0.18)	675,558	1.99		2.03		1.35		1.02		131
Class C
Year ended 10/31/20	23.60	0.07	(0.07)	0.00	(0.24)	23.36	0.00	27,495	2.33	(e)	2.35	(e)	2.28	(e)	0.30	(e)	223
Year ended 10/31/19	24.17	0.43	(0.74)	(0.31)	(0.26)	23.60	(1.25)	38,860	2.42		2.47		2.14		1.81		289
Year ended 10/31/18	24.03	0.22	0.16	0.38	(0.24)	24.17	1.59	89,319	2.72		2.75		2.11		0.90		155
Year ended 10/31/17	23.85	0.15	0.08	0.23	(0.05)	24.03	0.96	110,630	2.49		2.53		2.13		0.62		168
Year ended 10/31/16	24.15	0.06	(0.28)	(0.22)	(0.08)	23.85	(0.91)	139,374	2.75		2.79		2.11		0.25		131
Class R
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	25.29	0.51	13,867	1.82	(e)	1.86	(e)	1.78	(e)	0.81	(e)	223
Year ended 10/31/19	26.18	0.59	(0.78)	(0.19)	(0.39)	25.60	(0.70)	16,296	1.91		1.97		1.64		2.33		289
Year ended 10/31/18	26.02	0.36	0.17	0.53	(0.37)	26.18	2.07	19,426	2.23		2.26		1.62		1.40		155
Year ended 10/31/17	25.69	0.29	0.10	0.39	(0.06)	26.02	1.51	21,058	1.98		2.02		1.62		1.12		168
Year ended 10/31/16	25.89	0.19	(0.30)	(0.11)	(0.09)	25.69	(0.44)	20,567	2.26		2.30		1.62		0.75		131
Class Y
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	27.14	1.00	165,217	1.31	(e)	1.35	(e)	1.27	(e)	1.32	(e)	223
Year ended 10/31/19	28.07	0.77	(0.84)	(0.07)	(0.53)	27.47	(0.22)	266,741	1.41		1.47		1.14		2.82		289
Year ended 10/31/18	27.86	0.52	0.19	0.71	(0.50)	28.07	2.59	352,559	1.73		1.76		1.12		1.90		155
Year ended 10/31/17	27.47	0.45	0.09	0.54	(0.15)	27.86	1.98	405,224	1.49		1.53		1.13		1.61		168
Year ended 10/31/16	27.68	0.32	(0.29)	0.03	(0.24)	27.47	0.08	398,708	1.81		1.85		1.17		1.16		131
Class R5
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	26.55	1.23	10	1.14	(e)	1.15	(e)	1.10	(e)	1.49	(e)	223
Period ended 10/31/19(f)	26.56	0.35	(0.04)	0.31	–	26.87	1.17	10	1.25	(g)	1.35	(g)	1.02	(g)	2.97	(g)	289
Class R6
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	27.27	1.19	215,374	1.12	(e)	1.14	(e)	1.08	(e)	1.51	(e)	223
Year ended 10/31/19	28.21	0.82	(0.86)	(0.04)	(0.57)	27.60	(0.08)	175,917	1.23		1.29		0.96		3.00		289
Year ended 10/31/18	28.00	0.57	0.19	0.76	(0.55)	28.21	2.77	211,904	1.58		1.61		0.97		2.05		155
Year ended 10/31/17	27.60	0.50	0.10	0.60	(0.20)	28.00	2.18	151,697	1.29		1.32		0.92		1.80		168
Year ended 10/31/16	27.79	0.37	(0.29)	0.08	(0.27)	27.60	0.29	130,790	1.61		1.65		0.97		1.35		131

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.01%, 0.00%, 0.00%, and 0.02% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $412,057, $32,656, $15,053, $208,642, $10 and $179,971 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Fundamental Alternatives Fund, formerly Invesco Oppenheimer Fundamental Alternatives Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

24	Invesco Fundamental Alternatives Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

25	Invesco Fundamental Alternatives Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
K.

Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

26	Invesco Fundamental Alternatives Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

27	Invesco Fundamental Alternatives Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

S.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
T.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $1.0 billion	0.850%

Next $500 million	0.800%

Next $500 million	0.750%

Next $500 million	0.700%

Next $500 million	0.650%

Next $500 million	0.600%

Next $500 million	0.550%

Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.83%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.10%, 1.59%, 1.09%, 0.96% and 0.91%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4)

28	Invesco Fundamental Alternatives Fund

extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $115,875 and reimbursed class level expenses of $144,315, $4,923, $3,774, $55,407, $0 and $6,985 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $34,047 in front-end sales commissions from the sale of Class A shares and $261 and $256 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3– Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$430,406,037	$59,147	$155,707	$430,620,891
U.S. Dollar Denominated Bonds & Notes	–	115,092,557	–	115,092,557
Exchange–Traded Funds	28,468,357	–	–	28,468,357
Variable Rate Senior Loan Interests	–	1,816,999	721,899	2,538,898
Preferred Stocks	–	68,166	–	68,166
Event–Linked Bonds	–	1,194	–	1,194
Money Market Funds	120,924,059	–	–	120,924,059
Options Purchased	–	38,961	–	38,961
Total Investments in Securities	579,798,453	117,077,024	877,606	697,753,083
Other Investments – Assets*
Futures Contracts	12,640,872	–	–	12,640,872
Forward Foreign Currency Contracts	–	517,445	–	517,445
	12,640,872	517,445	–	13,158,317

29	Invesco Fundamental Alternatives Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(698,146)	$–	$(698,146)

Swap Agreements	–	(132,767)	–	(132,767)

	–	(830,913)	–	(830,913)

Total Other Investments	12,640,872	(313,468)	–	12,327,404

Total Investments	$592,439,325	$116,763,556	$877,606	$710,080,487

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period–End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$12,640,872	$–	$12,640,872

Unrealized appreciation on forward foreign currency contracts outstanding	–	517,445	–	–	517,445

Options purchased, at value – OTC	–	–	–	38,961	38,961

Total Derivative Assets	–	517,445	12,640,872	38,961	13,197,278

Derivatives not subject to master netting agreements	–	–	(12,640,872)	–	(12,640,872)

Total Derivative Assets subject to master netting agreements	$–	$517,445	$–	$38,961	$556,406

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$–	$(698,146)	$–	$–	$(698,146)

Unrealized depreciation on swap agreements – OTC	(132,767)	–	–	–	(132,767)

Total Derivative Liabilities	(132,767)	(698,146)	–	–	(830,913)

Derivatives not subject to master netting agreements	–	–	–	–	–

Total Derivative Liabilities subject to master netting agreements	$(132,767)	$(698,146)	$–	$–	$(830,913)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets				Financial Derivative Liabilities			Collateral (Received/Pledged)
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$–	$–		$–	$–	$(17,877)	$(17,877)	$(17,877)	$–	$–	$(17,877)

Deutsche Bank AG	220,123	–		220,123	–	–	–	220,123	–	–	220,123

Goldman Sachs International	–	3,360	1,733,629	1,736,989	–	(779,390)	(779,390)	957,599	–	–	957,599

HSBC Bank USA, N.A.	216	–		216	(118,442)	–	(118,442)	(118,226)	–	–	(118,226)

J.P. Morgan Chase Bank, N.A.	261,559	–		261,559	(513,550)	–	(513,550)	(251,991)	–	–	(251,991)

Morgan Stanley & Co. International PLC	7,531	35,601		43,132	–	–	–	43,132	–	–	43,132

Standard Charted Bank PLC	28,016	–		28,016	–	–	–	28,016	–	–	28,016

UBS AG	–	–	–	–	(66,154)	–	(66,154)	(66,154)	–	–	(66,154)

Total	$517,445	$38,961	$1,733,629	$2,290,035	$(698,146)	$(797,267)	$(1,495,413)	$794,622	$–	$–	$794,622

30	Invesco Fundamental Alternatives Fund

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$400,139	$-	$-	$400,139

Futures contracts	-	-	-	(4,250)	(4,250)

Options purchased(a)	-	(575,136)	112,266	-	(462,870)

Swap agreements	(405,611)	-	407,030	432,356	433,775

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	116,690	-	-	116,690

Futures contracts	-	-	12,640,872	366,188	13,007,060

Options purchased(a)	-	(16,571)	-	(582,762)	(599,333)

Swap agreements	3,108,916	-	-	(1,158,911)	1,950,005

Total	$2,703,305	$(74,878)	$13,160,168	$(947,379)	$14,841,216

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swap Agreements

Average notional value	$54,715,425	$63,024,448	$160,883,140	$74,179,587	$67,540,510

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,427.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of October 31, 2020. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower	Type	Amount	Value

Southcross Energy Partners L.P.	Revolver Loan	$18,571	$17,364

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$19,259,020	$19,940,729

*	Includes short-term capital gain distributions, if any.

31	Invesco Fundamental Alternatives Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$14,515,441

Net unrealized appreciation – investments	32,619,922

Net unrealized appreciation – foreign currencies	23,591

Temporary book/tax differences	(162,116)

Capital loss carryforward	(8,041,389)

Shares of beneficial interest	769,687,442

Total net assets	$808,642,891

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,041,389	$–	$8,041,389

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $1,289,614,308 and $1,489,226,429, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$58,101,957

Aggregate unrealized (depreciation) of investments	(25,482,035)

Net unrealized appreciation of investments	$32,619,922

    Cost of investments for tax purposes is $677,247,505.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, foreign currency transactions, master fund and income from the Subsidiary, on October 31, 2020, undistributed net investment income was increased by $2,714,314, undistributed net realized gain (loss) was decreased by $1,422,801 and shares of beneficial interest was decreased by $1,291,513. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	600,983	$15,937,548	773,028	$20,620,008

Class C	104,191	2,443,556	187,582	4,396,659

Class R	82,405	2,085,288	82,245	2,089,251

Class Y	1,846,449	49,745,445	3,549,278	96,352,030

Class R5(b)	–	–	377	10,000

Class R6	2,959,259	80,867,493	2,270,772	61,730,152

Issued as reinvestment of dividends:
Class A	317,359	8,492,528	289,108	7,606,421

Class C	15,748	374,167	40,018	932,838

Class R	10,508	269,014	10,875	273,605

Class Y	183,395	5,015,841	245,866	6,608,880

Class R6	146,966	4,032,739	144,330	3,892,582

Automatic conversion of Class C shares to Class A shares:
Class A	130,592	3,443,627	1,196,516	32,074,075

Class C	(147,624)	(3,443,627)	(1,356,061)	(32,074,075)

32	Invesco Fundamental Alternatives Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,897,134)	$(76,790,345)	(3,237,881)	$(86,213,472)

Class C	(441,836)	(10,378,469)	(920,359)	(21,624,096)

Class R	(181,235)	(4,591,177)	(198,367)	(5,052,630)

Class Y	(5,654,034)	(153,499,243)	(6,643,475)	(180,314,131)

Class R6	(1,582,952)	(42,509,157)	(3,553,249)	(96,928,375)

Net increase (decrease) in share activity	(4,506,960)	$(118,504,772)	(7,119,397)	$(185,620,278)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 8% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 21% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

33	Invesco Fundamental Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Fundamental Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights
For the year ended October 31, 2020 and the year ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The consolidated financial statements of Invesco Fundamental Alternatives Fund (formerly Oppenheimer Fundamental Alternatives Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Fundamental Alternatives Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/20)	Expenses Paid During Period[2,4]	Annualized Expense Ratio[2]
Class A	$1,000.00	$1,029.10	$7.60	$1,017.65	$7.56	1.49%
Class C	1,000.00	1,025.40	11.40	1,013.88	11.34	2.24
Class R	1,000.00	1,028.00	8.87	1,016.39	8.82	1.74
Class Y	1,000.00	1,030.70	6.33	1,018.90	6.29	1.24
Class R5	1,000.00	1,031.80	5.41	1,019.81	5.38	1.06
Class R6	1,000.00	1,031.70	5.41	1,019.81	5.38	1.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 29, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.10%, 1.59%, 1.09%, 0.96%, and 0.91% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.33%, 2.10%, 1.59%, 1.09%, 0.91%, and 0.91% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $6.78, $10.69, $8.11, $5.56, $4.65 and $4.65 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $6.75, $10.63, $8.06, $5.53, $4.62 and $4.62 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

35	Invesco Fundamental Alternatives Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Fundamental Alternatives Fund’s (formerly, Invesco Oppenheimer Fundamental Alternatives Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the ICE BofA US 3-Month Treasury Bill Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board also considered the Fund’s performance relative to the HFRX Global Hedge Fund Index. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and noted specifically the varying characteristics of the Fund’s peer group constituents. The Board noted that certain of the Fund’s long/short credit strategies detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory

36	Invesco Fundamental Alternatives Fund

and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37	Invesco Fundamental Alternatives Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	70.61%
Corporate Dividends Received Deduction*	58.17%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Fundamental Alternatives Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Fundamental Alternatives Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                       O-FALT-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Allocation Fund Effective September 30, 2020, Invesco Oppenheimer Global Allocation Fund was renamed Invesco Global Allocation Fund.
Nasdaq:
A: QVGIX ∎ C: QGRCX ∎ R: QGRNX ∎ Y: QGRYX ∎ R5: GLALX ∎ R6: QGRIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Allocation Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Global Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Allocation Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.97%
Class C Shares	2.20
Class R Shares	2.70
Class Y Shares	3.21
Class R5 Shares	3.40
Class R6 Shares	3.41
Custom Invesco Global Allocation Index▼	5.65
MSCI All Country World Index∎	4.89
Bloomberg Barclays Global Aggregate Bond Index, Hedged∎	4.32
Source(s): ▼Invesco, RIMES Technologies Corp.; ∎RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    During the fiscal year, the Fund underperformed the Custom Invesco Global Allocation Index. Relative to the index, the Fund’s top-down asset allocation decisions were a positive contributor while top-down factor rotation, bottom-up managers’ security selection, and risk overlays were detractors.

    From a top-down asset allocation perspective, the Fund benefited from overweight exposure to emerging market equities and underweight exposure to international fixed income. The Fund also benefited with a rotation from being underweight credit in the first half of the fiscal year to being overweight credit in the second half of the fiscal year as the investment process was appropriately positioned for the contraction between the first and second quarters of 2020 and the subsequent rebound. Additionally, the Fund’s allocation to alternative fixed income assets contributed positively as credit spreads widened aggressively earlier in 2020 as a result of market stress caused by the coronavirus.

    From a top-down perspective, the main detractor from relative Fund performance was a defensive stance compared to the Custom

Invesco Global Allocation Index, due to an underweight allocation to US equity and an overweight allocation to US duration. Within US equity, the Fund’s exposure to dynamic factor rotation strategies (Invesco Russell 1000 Dynamic Multifactor ETF and Invesco Russell 2000 Dynamic Multifactor ETF) was the primary detractor from relative performance. Upon signs of economic recovery from the pandemic, factor exposures were rotated from defensive to pro-cyclical. However, markets were largely bolstered by momentum in the information technology sector resulting in size and value factors performing out-of-line with their cyclical nature.

    From a bottom-up managers’ security selection perspective, after controlling for style bias, the Fund’s US mid-cap strategy, international growth strategy, and global equity strategy contributed to Fund performance; while its international equity strategy and emerging markets equity strategy detracted from performance.

    Thank you for your investment in Invesco Global Allocation Fund as we continue to dynamically navigate changing macroeconomic and market conditions.

Portfolio manager(s):

Alessio de Longis

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco Global Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco Global Allocation Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/1/91)	7.17%
10 Years	3.93
5 Years	2.95
1 Year	-2.70

Class C Shares
Inception (9/1/93)	6.95%
10 Years	3.91
5 Years	3.34
1 Year	1.20

Class R Shares
Inception (3/1/01)	3.16%
10 Years	4.26
5 Years	3.86
1 Year	2.70

Class Y Shares
Inception (5/1/00)	4.24%
10 Years	4.82
5 Years	4.38
1 Year	3.21

Class R5 Shares
10 Years	4.58%
5 Years	4.25
1 Year	3.40

Class R6 Shares
Inception (2/28/12)	5.31%
5 Years	4.57
1 Year	3.41

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Allocation Fund. Note: The Fund was subsequently renamed the Invesco Global Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco Global Allocation Fund

Invesco Global Allocation Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World Index (Net) is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco Global Allocation Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
Exchange-Traded Funds		47.17%
Common Stocks & Other Equity Interests		38.38
U.S. Treasury Securities		12.21
Security Types Each Less Than 1% of Portfolio		0.79
Money Market Funds Plus Other Assets Less Liabilities		1.45

Top 10 Equity Holdings*

		% of total net assets
1.	Invesco Russell 1000 Dynamic Multifactor ETF	18.44%
2.	Invesco Master Event-Linked Bond Fund, Class R6	8.93
3.	Xtrackers USD High Yield Corporate Bond ETF	7.01
4.	Invesco Russell 2000 Dynamic Multifactor ETF	3.26
5.	Invesco Fundamental High Yield® Corporate Bond ETF	3.09
6.	iShares JP Morgan USD Emerging Markets Bond ETF	2.61
7.	iShares iBoxx High Yield Corporate Bond ETF	2.06
8.	Invesco Emerging Markets Sovereign Debt ETF	1.77
9.	Alibaba Group Holding Ltd., ADR	1.33
10.	Tencent Holdings Ltd.	1.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco Global Allocation Fund

Consolidated Schedule of Investments(a)

October 31, 2020

	Shares	Value
Exchange-Traded Funds–47.17%
Invesco Russell 1000 Dynamic Multifactor ETF(b)	7,117,160	$ 223,621,167
Invesco Master Event-Linked Bond Fund(b)	6,784,596	108,254,344
Xtrackers USD High Yield Corporate Bond ETF	1,767,300	84,989,457
Invesco Russell 2000 Dynamic Multifactor ETF(b)	1,604,300	39,495,299
Invesco Fundamental High Yield® Corporate Bond ETF(b)	2,020,600	37,482,130
iShares JP Morgan USD Emerging Markets Bond ETF	288,000	31,685,760
iShares iBoxx High Yield Corporate Bond ETF	298,200	25,013,016
Invesco Emerging Markets Sovereign Debt ETF(b)	802,435	21,505,258
Total Exchange-Traded Funds (Cost $544,688,757)		572,046,431

Common Stocks & Other Equity Interests–38.38%
Aerospace & Defense–0.27%
Airbus SE (France)(c)	36,448	2,677,261
CAE, Inc. (Canada)	32,319	552,356
		3,229,617

Air Freight & Logistics–0.33%
United Parcel Service, Inc., Class B	9,423	1,480,448
ZTO Express Cayman, Inc. (China)(c)	4,329	127,985
ZTO Express Cayman, Inc., ADR (China)	81,825	2,371,288
		3,979,721

Airport Services–0.03%
Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B (Mexico)(c)	30,116	347,878

Apparel Retail–0.07%
Industria de Diseno Textil S.A. (Spain)(c)	35,975	890,194

Apparel, Accessories & Luxury Goods–2.03%
adidas AG (Germany)(c)	10,799	3,208,823
Brunello Cucinelli S.p.A. (Italy)(c)	5,768	173,123
Cie Financiere Richemont S.A. (Switzerland)	12,929	809,839
EssilorLuxottica S.A. (France)(c)	5,409	670,132
Hermes International (France)	2,901	2,703,361
Kering S.A. (France)	14,370	8,693,898
lululemon athletica, inc.(c)	3,835	1,224,477
LVMH Moet Hennessy Louis Vuitton SE (France)	11,895	5,584,465
Moncler S.p.A. (Italy)(c)	9,352	374,463
PRADA S.p.A. (Italy)(c)	295,400	1,168,714
		24,611,295

Application Software–2.40%
Adobe, Inc.(c)	8,595	3,842,824
ANSYS, Inc.(c)	2,971	904,283
Atlassian Corp. PLC, Class A(c)	8,325	1,595,237
Avalara, Inc.(c)	5,158	768,800
Coupa Software, Inc.(c)	4,407	1,179,754

	Shares	Value
Application Software–(continued)
Dassault Systemes SE (France)	7,234	$ 1,236,694
DocuSign, Inc.(c)	5,311	1,074,150
Dynatrace, Inc.(c)	15,734	555,568
Globant S.A. (Argentina)(c)	2,807	506,972
Intuit, Inc.	10,331	3,250,959
OneConnect Financial Technology Co. Ltd., ADR (China)(c)	45,200	910,328
Pegasystems, Inc.	4,407	510,683
RingCentral, Inc., Class A(c)	4,574	1,181,647
SAP SE (Germany)	61,355	6,538,820
Synopsys, Inc.(c)	7,062	1,510,279
Temenos AG (Switzerland)	7,195	771,283
Trade Desk, Inc. (The), Class A(c)	2,406	1,362,879
Xero Ltd. (New Zealand)(c)	18,137	1,391,754
		29,092,914

Asset Management & Custody Banks–0.06%
KKR & Co., Inc., Class A	22,636	773,019

Auto Parts & Equipment–0.28%
Aptiv PLC(c)	8,895	858,278
Continental AG (Germany)	12,114	1,288,544
Valeo S.A. (France)	39,717	1,204,519
		3,351,341

Automotive Retail–0.02%
Carvana Co.(c)	1,590	294,707

Biotechnology–0.74%
Alnylam Pharmaceuticals, Inc.(c)	3,572	439,249
Ascendis Pharma A/S, ADR (Denmark)(c)	4,656	760,558
Blueprint Medicines Corp.(c)	4,969	508,229
CSL Ltd. (Australia)	8,887	1,806,249
Galapagos N.V. (Belgium)(c)	2,998	354,185
Galapagos N.V. (Belgium)	1,645	194,267
Grifols S.A. (Spain)	26,021	703,027
Grifols S.A., ADR (Spain)	22,790	386,974
Incyte Corp.(c)	549	47,565
Innovent Biologics, Inc. (China)(c)(d)	68,500	507,671
Ionis Pharmaceuticals, Inc.(c)	9,253	434,428
MacroGenics, Inc.(c)	16,045	311,433
Neurocrine Biosciences, Inc.(c)	3,292	324,822
Sage Therapeutics, Inc.(c)	3,363	246,777
Sarepta Therapeutics, Inc.(c)	3,905	530,729
Seagen, Inc.(c)	3,965	661,362
Twist Bioscience Corp.(c)	434	33,262
uniQure N.V. (Netherlands)(c)	7,698	311,230
Veracyte, Inc.(c)	11,094	384,518
		8,946,535

Brewers–0.36%
Ambev S.A. (Brazil)	199,594	423,680
Anheuser-Busch InBev S.A./N.V. (Belgium)	17,321	899,470
Boston Beer Co., Inc. (The), Class A(c)	826	858,363
Budweiser Brewing Co. APAC Ltd. (China)(d)	304,800	895,517

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                      Invesco Global Allocation Fund

	Shares	Value
Brewers–(continued)
Carlsberg A/S, Class B (Denmark)	10,460	$ 1,324,694
		4,401,724

Broadcasting–0.04%
Zee Entertainment Enterprises Ltd. (India)	196,456	497,622

Building Products–0.34%
Assa Abloy AB, Class B (Sweden)	47,752	1,025,436
Daikin Industries Ltd. (Japan)	7,700	1,441,598
Trane Technologies PLC	6,551	869,645
Trex Co., Inc.(c)	10,426	725,024
		4,061,703

Casinos & Gaming–0.25%
Churchill Downs, Inc.	1,087	162,126
Flutter Entertainment PLC (Ireland)(c)	10,303	1,784,234
GVC Holdings PLC (United Kingdom)(c)	83,152	1,041,462
International Game Technology PLC	11,996	98,487
		3,086,309

Construction & Engineering–0.05%
Boskalis Westminster (Netherlands)(c)	6,836	137,924
Ferrovial S.A. (Spain)	23,936	517,929
		655,853

Construction Machinery & Heavy Trucks–0.10%
Epiroc AB, Class A (Sweden)	77,139	1,153,187

Construction Materials–0.50%
China Resources Cement Holdings Ltd. (China)	728,000	950,661
James Hardie Industries PLC, CDI	190,801	4,661,010
PT Indocement Tunggal Prakarsa Tbk (Indonesia)	251,030	208,760
PT Semen Indonesia (Persero) Tbk (Indonesia)	288,700	186,544
		6,006,975

Consumer Electronics–0.58%
Sony Corp. (Japan)	83,700	6,976,154

Copper–0.05%
Freeport-McMoRan, Inc.(c)	34,050	590,427

Data Processing & Outsourced Services–0.95%
Adyen N.V. (Netherlands)(c)(d)	659	1,112,042
Amadeus IT Group S.A. (Spain)	16,066	770,072
Black Knight, Inc.(c)	7,491	658,833
Edenred (France)	19,396	905,690
Fidelity National Information Services, Inc.	7,695	958,720
Pagseguro Digital Ltd., Class A (Brazil)(c)	23,499	860,298
PayPal Holdings, Inc.(c)	12,867	2,394,935
StoneCo Ltd., Class A (Brazil)(c)	12,779	671,409
Visa, Inc., Class A	4,589	833,867
Worldline S.A. (France)(c)(d)	31,102	2,309,528
		11,475,394

Department Stores–0.18%
Falabella S.A. (Chile)	233,448	639,997

	Shares	Value
Department Stores–(continued)
Next PLC (United Kingdom)	20,293	$ 1,536,010
		2,176,007

Distillers & Vintners–0.29%
Davide Campari-Milano N.V. (Italy)	109,564	1,142,851
Diageo PLC (United Kingdom)	54,054	1,748,501
Pernod Ricard S.A. (France)	3,484	562,220
		3,453,572

Distributors–0.14%
Pool Corp.	4,724	1,652,597

Diversified Banks–0.79%
Akbank T.A.S. (Turkey)(c)	465,940	265,578
Commercial International Bank Egypt S.A.E. (Egypt)	190,268	739,645
Credicorp Ltd. (Peru)	6,616	758,723
Grupo Aval Acciones y Valores S.A., ADR (Colombia)	67,838	307,985
Grupo Financiero Inbursa S.A.B. de C.V., Class O (Mexico)(c)	387,010	286,634
HDFC Bank Ltd. (India)(c)	68,016	1,088,299
ICICI Bank Ltd., ADR (India)	88,801	936,851
Kotak Mahindra Bank Ltd. (India)(c)	170,576	3,560,077
PT Bank Central Asia Tbk (Indonesia)	376,100	739,423
Sberbank of Russia PJSC (Russia)	337,456	854,450
		9,537,665

Diversified Metals & Mining–0.67%
Anglo American PLC (South Africa)	119,445	2,804,829
BHP Group Ltd., ADR (Australia)	53,938	2,594,957
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	547,579	1,555,365
Korea Zinc Co. Ltd. (South Korea)	3,555	1,202,139
		8,157,290

Diversified Real Estate Activities–0.16%
Ayala Land, Inc. (Philippines)	1,167,000	795,884
DLF Ltd. (India)	521,043	1,112,204
		1,908,088

Diversified Support Services–0.16%
Cintas Corp.	2,814	885,144
Copart, Inc.(c)	9,387	1,035,949
		1,921,093

Drug Retail–0.03%
Zur Rose Group AG (Switzerland)(c)	1,290	359,662

Education Services–0.09%
Chegg, Inc.(c)	8,233	604,632
New Oriental Education & Technology Group, Inc., ADR (China)(c)	3,288	527,329
		1,131,961

Electrical Components & Equipment–0.56%
AMETEK, Inc.	8,998	883,603
Generac Holdings, Inc.(c)	4,092	859,934
Nidec Corp. (Japan)	42,800	4,302,543
Rockwell Automation, Inc.	3,124	740,763
		6,786,843

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                      Invesco Global Allocation Fund

	Shares	Value
Electronic Components–1.13%
Murata Manufacturing Co. Ltd. (Japan)	78,100	$ 5,417,167
Omron Corp. (Japan)	16,800	1,211,172
Samsung Electro-Mechanics Co. Ltd. (South Korea)	18,014	2,135,090
TDK Corp. (Japan)	42,000	4,926,643
		13,690,072

Electronic Equipment & Instruments–0.43%
Hitachi Ltd. (Japan)	13,000	438,392
Keyence Corp. (Japan)	8,500	3,854,522
Trimble, Inc.(c)	11,977	576,453
Zebra Technologies Corp., Class A(c)	1,235	350,295
		5,219,662

Electronic Manufacturing Services–0.11%
TE Connectivity Ltd.	13,623	1,319,796

Fertilizers & Agricultural Chemicals–0.06%
FMC Corp.	6,504	668,221

Financial Exchanges & Data–0.61%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil)	86,083	765,873
London Stock Exchange Group PLC (United Kingdom)	8,682	931,425
MarketAxess Holdings, Inc.	1,620	872,937
MSCI, Inc.	3,455	1,208,697
S&P Global, Inc.	11,336	3,658,467
		7,437,399

Food Retail–0.18%
Alimentation Couche-Tard, Inc., Class B (Canada)	61,294	1,887,632
Kobe Bussan Co. Ltd. (Japan)	11,400	318,996
		2,206,628

General Merchandise Stores–0.07%
Dollarama, Inc. (Canada)	24,988	860,504

Gold–0.46%
Agnico Eagle Mines Ltd. (Canada)	23,849	1,890,987
Gold Fields Ltd., ADR (South Africa)	163,103	1,782,716
Polyus PJSC (Russia)	1,525	298,646
Polyus PJSC, GDR (Russia)(d)	3,200	313,206
Wheaton Precious Metals Corp. (Brazil)	28,332	1,306,389
		5,591,944

Health Care Equipment–1.12%
Boston Scientific Corp.(c)	12,445	426,490
DexCom, Inc.(c)	3,656	1,168,385
IDEXX Laboratories, Inc.(c)	3,354	1,424,846
Masimo Corp.(c)	5,133	1,148,868
Medtronic PLC	35,262	3,546,299
ResMed, Inc.	14,164	2,718,638
Siemens Healthineers AG (Germany)(d)	50,247	2,158,834
STERIS PLC	3,437	609,002
Zimmer Biomet Holdings, Inc.	2,781	367,370
		13,568,732

Health Care Services–0.36%
Dr Lal PathLabs Ltd. (India)(d)	2,197	68,253

	Shares	Value
Health Care Services–(continued)
Fresenius Medical Care AG & Co. KGaA (Germany)	56,728	$ 4,333,056
		4,401,309

Health Care Supplies–0.40%
Align Technology, Inc.(c)	2,720	1,158,938
Hoya Corp. (Japan)	16,500	1,868,162
Quidel Corp.(c)	1,488	399,215
West Pharmaceutical Services, Inc.	5,071	1,379,667
		4,805,982

Health Care Technology–0.09%
Veeva Systems, Inc., Class A(c)	3,866	1,044,013

Heavy Electrical Equipment–0.28%
Melrose Industries PLC (United Kingdom)	682,522	1,058,613
Mitsubishi Electric Corp. (Japan)	182,500	2,344,282
		3,402,895

Home Improvement Retail–0.05%
Floor & Decor Holdings, Inc., Class A(c)	9,023	658,679

Homebuilding–0.14%
D.R. Horton, Inc.	14,874	993,732
TopBuild Corp.(c)	4,486	687,300
		1,681,032

Homefurnishing Retail–0.08%
Nitori Holdings Co. Ltd. (Japan)	4,900	1,011,168

Hotels, Resorts & Cruise Lines–0.25%
Huazhu Group Ltd., ADR (China)	77,064	3,054,046

Household Appliances–0.08%
SEB S.A. (France)	6,295	1,023,632

Household Products–0.04%
Colgate-Palmolive Co.	5,461	430,818

Human Resource & Employment Services–0.07%
Adecco Group AG (Switzerland)	11,080	542,963
Recruit Holdings Co. Ltd. (Japan)	9,200	351,408
		894,371

Industrial Conglomerates–0.41%
Jardine Strategic Holdings Ltd. (Hong Kong)	33,791	732,012
Roper Technologies, Inc.	2,835	1,052,749
Siemens AG (Germany)	15,682	1,838,275
SM Investments Corp. (Philippines)	68,574	1,344,983
		4,968,019

Industrial Gases–0.45%
Air Liquide S.A. (France)	37,430	5,478,748

Industrial Machinery–0.68%
Aalberts N.V. (Netherlands)	30,549	1,026,399
Atlas Copco AB, Class A (Sweden)	71,332	3,150,457
FANUC Corp. (Japan)	4,500	956,478
IDEX Corp.	4,908	836,274
MINEBEA MITSUMI, Inc. (Japan)	13,800	247,600
Nabtesco Corp. (Japan)	15,800	592,874
Nordson Corp.	2,698	521,874

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                      Invesco Global Allocation Fund

	Shares	Value
Industrial Machinery–(continued)
VAT Group AG (Switzerland)(c)(d)	5,182	$ 971,463
		8,303,419

Integrated Telecommunication Services–0.16%
Spark New Zealand Ltd. (New Zealand)	672,633	1,996,237

Interactive Home Entertainment–0.81%
Capcom Co. Ltd. (Japan)	21,300	1,174,903
Electronic Arts, Inc.(c)	5,889	705,679
Nintendo Co. Ltd. (Japan)	10,400	5,679,006
Ubisoft Entertainment S.A. (France)(c)	20,279	1,791,452
Zynga, Inc., Class A(c)	58,073	522,076
		9,873,116

Interactive Media & Services–2.53%
Adevinta ASA, Class B (France)(c)	21,888	338,597
Alphabet, Inc., Class A(c)	4,588	7,414,713
Facebook, Inc., Class A(c)	15,294	4,024,004
Pinterest, Inc., Class A(c)	12,267	723,140
Rightmove PLC (United Kingdom)(c)	126,263	1,011,709
Tencent Holdings Ltd. (China)	183,517	14,076,933
Yandex N.V., Class A (Russia)(c)	52,863	3,043,323
		30,632,419

Internet & Direct Marketing Retail–2.36%
Alibaba Group Holding Ltd. (China)(c)	6,500	247,448
Alibaba Group Holding Ltd., ADR (China)(c)	53,034	16,158,930
Allegro.eu S.A. (Poland)(c)(d)	45,929	933,408
Amazon.com, Inc.(c)	398	1,208,388
boohoo Group PLC (United Kingdom)(c)	254,274	891,288
Chewy, Inc., Class A(c)	12,489	769,322
Farfetch Ltd., Class A (United Kingdom)(c)	23,325	656,132
JD.com, Inc., ADR (China)(c)	45,961	3,746,741
Meituan Dianping, B Shares (China)(c)	24,100	901,506
Ocado Group PLC (United Kingdom)(c)	52,226	1,540,577
THG Holdings PLC (United Kingdom)(c)	112,613	962,291
Trainline PLC (United Kingdom)(c)(d)	163,144	582,194
		28,598,225

Internet Services & Infrastructure–0.21%
Shopify, Inc., Class A (Canada)(c)	731	673,900
Twilio, Inc., Class A(c)	4,490	1,252,575
Wix.com Ltd. (Israel)(c)	2,429	600,740
		2,527,215

Investment Banking & Brokerage–0.07%
LPL Financial Holdings, Inc.	11,233	897,854

IT Consulting & Other Services–0.53%
Booz Allen Hamilton Holding Corp.	6,072	476,652
EPAM Systems, Inc.(c)	8,856	2,736,061
Infosys Ltd. (India)	47,063	673,118
Tata Consultancy Services Ltd. (India)	71,368	2,564,931
		6,450,762

Leisure Products–0.30%
Bandai Namco Holdings, Inc. (Japan)	44,400	3,295,559
Peloton Interactive, Inc., Class A(c)	3,484	383,972
		3,679,531

	Shares	Value
Life & Health Insurance–0.60%
AIA Group Ltd. (Hong Kong)	384,000	$ 3,621,624
Legal & General Group PLC (United Kingdom)	249,317	599,393
Ping An Insurance (Group) Co. of China Ltd., A Shares (China)	198,956	2,321,367
Prudential PLC (United Kingdom)	57,221	698,870
		7,241,254

Life Sciences Tools & Services–0.85%
Agilent Technologies, Inc.	13,850	1,413,946
Avantor, Inc.(c)	43,820	1,019,691
Bio-Rad Laboratories, Inc., Class A(c)	1,621	950,587
Charles River Laboratories International, Inc.(c)	2,793	635,966
ICON PLC (Ireland)(c)	2,991	539,277
Illumina, Inc.(c)	1,661	486,175
IQVIA Holdings, Inc.(c)	1,650	254,084
Lonza Group AG (Switzerland)	1,924	1,163,641
Mettler-Toledo International, Inc.(c)	259	258,459
Repligen Corp.(c)	3,321	553,179
Samsung Biologics Co. Ltd. (South Korea)(c)(d)	2,262	1,364,383
Sartorius Stedim Biotech (France)	3,117	1,186,356
Wuxi Biologics Cayman, Inc. (China)(c)(d)	16,100	452,360
		10,278,104

Managed Health Care–0.12%
Anthem, Inc.	2,545	694,276
Centene Corp.(c)	12,652	747,733
		1,442,009

Movies & Entertainment–0.21%
CTS Eventim AG & Co. KGaA (Germany)(c)	16,271	721,151
Roku, Inc.(c)	2,487	503,369
Walt Disney Co. (The)	10,798	1,309,258
		2,533,778

Oil & Gas Exploration & Production–0.23%
Novatek PJSC, GDR (Russia)(d)	3,284	395,876
Novatek PJSC, GDR (Russia)(d)	20,300	2,447,101
		2,842,977

Oil & Gas Refining & Marketing–0.08%
Reliance Industries Ltd. (India)	34,351	951,768

Other Diversified Financial Services–0.04%
FirstRand Ltd. (South Africa)	205,345	479,478

Packaged Foods & Meats–0.29%
Barry Callebaut AG (Switzerland)	457	943,789
McCormick & Co., Inc.	3,628	654,890
Saputo, Inc. (Canada)	18,035	438,997
WH Group Ltd. (Hong Kong)	1,918,500	1,508,004
		3,545,680

Paper Packaging–0.05%
Avery Dennison Corp.	4,692	649,326

Personal Products–0.35%
Amorepacific Group (South Korea)	3,765	145,538
L’Oreal S.A. (France)	5,995	1,941,536

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Allocation Fund

	Shares	Value
Personal Products–(continued)
Unilever PLC (United Kingdom)	37,841	$ 2,157,695
		4,244,769

Pharmaceuticals–1.06%
Bayer AG (Germany)	13,117	616,457
Catalent, Inc.(c)	9,404	825,389
Hansoh Pharmaceutical Group Co. Ltd. (China)(c)(d)	80,000	356,640
Jiangsu Hengrui Medicine Co. Ltd., A Shares (China)	158,953	2,115,189
Novartis AG (Switzerland)	7,368	575,043
Novo Nordisk A/S, Class B (Denmark)	62,529	3,998,840
Phathom Pharmaceuticals, Inc.(c)	8,381	329,876
Roche Holding AG (Switzerland)	6,127	1,966,863
Royalty Pharma PLC, Class A	8,044	295,215
Takeda Pharmaceutical Co. Ltd. (Japan)	57,973	1,794,104
		12,873,616

Railroads–0.05%
Kansas City Southern	3,659	644,496

Real Estate Development–0.03%
Oberoi Realty Ltd. (India)(c)	63,211	377,706

Real Estate Operating Companies–0.03%
SM Prime Holdings, Inc. (Philippines)	604,410	420,886

Regional Banks–0.06%
First Republic Bank	5,988	755,326

Research & Consulting Services–0.49%
Dun & Bradstreet Holdings, Inc.(c)	5,239	135,376
Equifax, Inc.	7,817	1,067,802
IHS Markit Ltd.	15,091	1,220,409
Nihon M&A Center, Inc. (Japan)	25,600	1,497,912
SGS S.A. (Switzerland)	475	1,185,473
TransUnion	10,948	872,118
		5,979,090

Restaurants–0.62%
Alsea S.A.B. de C.V. (Mexico)(c)	180,572	155,361
Chipotle Mexican Grill, Inc.(c)	1,054	1,266,360
Compass Group PLC (United Kingdom)	65,589	897,169
Yum China Holdings, Inc. (China)	98,320	5,233,573
		7,552,463

Security & Alarm Services–0.02%
Prosegur Cash S.A. (Spain)(d)	301,488	233,517

Semiconductor Equipment–0.76%
ASML Holding N.V. (Netherlands)	8,612	3,130,933
Disco Corp. (Japan)	7,100	1,907,316
Enphase Energy, Inc.(c)	4,876	478,287
Entegris, Inc.	8,999	672,855
Lam Research Corp.	3,510	1,200,701
SCREEN Holdings Co. Ltd. (Japan)	21,100	1,159,776
Teradyne, Inc.	6,969	612,227
		9,162,095

Semiconductors–3.37%
Analog Devices, Inc.	1,287	152,548
Infineon Technologies AG (Germany)	150,704	4,220,325

	Shares	Value
Semiconductors–(continued)
Marvell Technology Group Ltd.	22,558	$ 846,151
Maxim Integrated Products, Inc.	29,034	2,022,218
MediaTek, Inc. (Taiwan)	11,000	259,326
Microchip Technology, Inc.	8,719	916,192
Monolithic Power Systems, Inc.	3,730	1,192,108
NXP Semiconductors N.V. (Netherlands)	16,256	2,196,511
ON Semiconductor Corp.(c)	14,179	355,751
QUALCOMM, Inc.	39,394	4,859,644
SK Hynix, Inc. (South Korea)	58,266	4,126,360
STMicroelectronics N.V. (Switzerland)	62,287	1,902,248
STMicroelectronics N.V., New York Shares (Switzerland)	135,345	4,133,436
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	720,000	10,866,245
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	33,342	2,796,393
		40,845,456

Soft Drinks–0.23%
Britvic PLC (United Kingdom)	91,999	881,561
Fomento Economico Mexicano, S.A.B. de C.V., ADR (Mexico)	7,744	416,395
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO (Mexico)	275,838	1,478,444
		2,776,400

Specialized REITs–0.08%
SBA Communications Corp., Class A	3,204	930,346

Specialty Chemicals–0.27%
Akzo Nobel N.V. (Netherlands)	19,983	1,925,404
Sika AG (Switzerland)	5,261	1,293,352
		3,218,756

Steel–0.08%
Vale S.A., ADR (Brazil)	88,462	935,043

Systems Software–0.17%
Blue Prism Group PLC (United Kingdom)(c)	20,826	416,709
Crowdstrike Holdings, Inc., Class A(c)	6,436	797,034
Microsoft Corp.	4,267	863,940
		2,077,683

Technology Hardware, Storage & Peripherals–0.33%
Samsung Electronics Co. Ltd. (South Korea)	80,265	4,024,996

Thrifts & Mortgage Finance–0.36%
Housing Development Finance Corp. Ltd. (India)	170,279	4,416,744

Tobacco–0.23%
Swedish Match AB (Sweden)	36,354	2,740,938

Trading Companies & Distributors–0.20%
Ferguson PLC	9,492	952,473
ITOCHU Corp. (Japan)	63,600	1,529,981
		2,482,454

Trucking–0.08%
Old Dominion Freight Line, Inc.	4,836	920,629
Total Common Stocks & Other Equity Interests (Cost $370,784,948)		465,461,578

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Allocation Fund

	Principal
	Amount	Value
U.S. Treasury Securities–12.21%
U.S. Treasury Notes–12.21%
1.13%, 02/28/2025(e)	$78,200,000	$ 80,924,781
1.63%, 02/15/2026(e)	38,920,000	41,357,061
2.75%, 02/15/2028(e)	22,488,000	25,819,035
Total U.S. Treasury Securities (Cost $141,581,880)		148,100,877

	Shares
Preferred Stocks–0.66%
Automobile Manufacturers–0.06%
Volkswagen AG, Preference Shares	4,581	667,409

Broadcasting–0.00%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd.	629,697	30,929

Diversified Banks–0.02%
Socium Re Ltd., Series 2019-1, Pfd.(f)	264,345	262,512

Diversified Support Services–0.37%
Harambee Re Ltd., Pfd.(f)	26,836	73,587
Kinesis Re I Ltd., Series 2019-1, Pfd.(f)	167,213	694,501
Lion Rock Re Ltd., Pfd.(f)	375	373,253
Lorenz Re Ltd., Pfd.(f)	3,692	353,786
Mt. Logan Re Ltd., Pfd.(f)	1,737	1,698,294
NCM Re Ltd., Pfd.(f)	20,415	352,773
Thopas Re Ltd., Pfd.(f)	6,394	345,010
Turing Re Ltd., Series 2019-1, Pfd.(d)(f)	13,286	519,125
Viribus Re Ltd., Pfd.(f)	457,088	30,314
		4,440,643

General Merchandise Stores–0.10%
Lojas Americanas S.A., Preference Shares	302,197	1,223,440

Specialized Consumer Services–0.11%
Grab Holdings, Inc., Class H, Pfd.(f)	214,050	1,319,169
Total Preferred Stocks (Cost $10,432,888)		7,944,102

	Principal
	Amount	Value
Event-Linked Bonds–0.11%
Other Diversified Financial Services–0.11%
Alturas RE Segregated Account (Multinational), 0.00%, 12/31/2020(d)(f)(g)	$15,000	$ 86,429
Eden RE II Ltd. (Multinational), Class A, 0.00%, 12/31/2020(d)(f)(g)	37,500	277,058
Limestone Re Ltd. (Multinational), Class A, 0.00%, 12/31/2020(d)(f)(g)	15,620	374,872
Sector Re V Ltd. (Multinational), Series 2019-1, Class A, 0.00%, 12/31/2020(d)(f)(g)	1,800,000	397,620
Versutus Re Ltd. (Multinational), 0.00%, 12/31/2020(f)(g)	186,157	205,759
Total Event-Linked Bonds (Cost $16,842,189)		1,341,738

U.S. Dollar Denominated Bonds & Notes–0.02%
Health Care Services–0.02%
Omnicare, Inc., 4.75%, 12/01/2022 (Cost $210,434)	210,000	223,349

	Shares
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(h)	4	4
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(h)	5	5
Total Money Market Funds (Cost $9)		9
TOTAL INVESTMENTS IN SECURITIES–98.55% (Cost $1,084,541,105)		1,195,118,084
OTHER ASSETS LESS LIABILITIES–1.45%		17,608,700
NET ASSETS–100.00%		$1,212,726,784

Investment Abbreviations:
ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
CPO	– Certificates of Ordinary Participation
ETF	– Exchange-Traded Fund
GDR	– Global Depositary Receipt
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

				Change in Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	October 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2020	Income
Invesco Emerging Markets Sovereign Debt ETF	$-	$19,386,060	$-	$2,119,198	$-	$21,505,258	$ 570,636
Invesco Fundamental High Yield® Corporate Bond ETF	-	37,866,044	-	(383,914)	-	37,482,130	-
Invesco Master Event-Linked Bond Fund, Class R6	84,083,589	24,487,122	-	(316,367)	-	108,254,344	3,690,245
Invesco Russell 1000 Dynamic Multifactor ETF	263,795,438	25,192,779	(62,198,863)	(7,452,406)	4,284,219	223,621,167	4,558,476
Invesco Russell 2000 Dynamic Multifactor ETF	43,654,928	-	-	(4,159,629)	-	39,495,299	567,553
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	435,938,771	(435,938,767)	-	-	4	106,071
Invesco Liquid Assets Portfolio, Institutional Class	-	24,547,185	(24,547,104)	-	(81)	-	515
Invesco Treasury Portfolio, Institutional Class	-	39,275,495	(39,275,490)	-	-	5	219
Investments in Other Affiliates:
Lion Rock Re Ltd.*	4,024,117	-	(3,802,729)	61,636	90,229	373,253	74,509
Lorenz Re Ltd.*	3,650,477	-	(3,360,493)	84,146	(20,344)	353,786	-
Mt. Logan Re Ltd.*	3,320,095	-	(2,012,537)	390,736	-	1,698,294	84,245
NCM Re Ltd.*	3,746,906	-	(3,729,585)	335,452	-	352,773	71,867
Thopas Re Ltd.*	3,268,784	-	(3,110,635)	186,861	-	345,010	-
Viribus Re Ltd.*	2,773,793	-	(3,659,483)	(212,110)	1,128,114	30,314	-
Total	$412,318,127	$606,693,456	$(581,635,686)	$(9,346,397)	$5,482,137	$433,511,637	$9,724,336

*	At October 31, 2020, this security was no longer an affiliate of the Fund.

(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $16,757,097, which represented 1.38% of the Fund’s Net Assets.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Zero coupon bond issued at a discount.
(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

	Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

EURO STOXX 600 Index	1,651	December-2020	$32,851,675	$(2,728,725)	$(2,728,725)

MSCI Emerging Markets Index	1,399	December-2020	77,077,905	(849,235)	(849,235)

Nikkei 225 Index	102	December-2020	22,291,036	(134,564)	(134,564)

S&P/TSX 60 Index	146	December-2020	20,281,978	(1,027,848)	(1,027,848)

S&P/ASX 200 Index	201	December-2020	20,803,914	(123,976)	(123,976)

Subtotal				(4,864,348)	(4,864,348)

Interest Rate Risk

Euro-BTP	288	December-2020	50,175,362	1,009,422	1,009,422

U.S. Treasury 10 Year Notes	1,539	December-2020	212,718,656	(1,718,709)	(1,718,709)

Subtotal				(709,287)	(709,287)

Subtotal–Long Futures Contracts				(5,573,635)	(5,573,635)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                      Invesco Global Allocation Fund

	Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	304	November-2020	$(11,533,760)	$ 1,601,344	$ 1,601,344

Equity Risk

E-Mini S&P 500 Index	19	December-2020	(3,101,465)	74,456	74,456

Subtotal–Short Futures Contracts				1,675,800	1,675,800

Total Futures Contracts				$(3,897,835)	$(3,897,835)

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/16/2020	Bank of America, N.A.	CHF	6,550,000	USD	7,204,817	$51,875

12/16/2020	Bank of America, N.A.	EUR	32,310,000	USD	38,315,686	647,057

12/02/2020	Barclays Bank PLC	BRL	39,750,000	USD	7,033,158	115,203

12/16/2020	Barclays Bank PLC	CZK	418,680,000	USD	18,749,244	842,174

12/16/2020	Barclays Bank PLC	INR	84,560,000	USD	1,143,213	13,404

12/16/2020	Barclays Bank PLC	RUB	57,090,000	USD	760,773	45,256

12/16/2020	Barclays Bank PLC	TRY	144,200,000	USD	17,296,597	464,188

12/16/2020	Citibank, N.A.	DKK	1,765,000	USD	281,222	4,801

12/16/2020	Citibank, N.A.	RON	6,215,000	USD	1,506,140	21,343

12/16/2020	J.P. Morgan Chase Bank, N.A.	CHF	1,590,000	USD	1,756,419	20,056

12/16/2020	J.P. Morgan Chase Bank, N.A.	CLP	479,000,000	USD	620,490	1,136

12/16/2020	J.P. Morgan Chase Bank, N.A.	COP	616,400,000	USD	169,141	10,189

12/16/2020	J.P. Morgan Chase Bank, N.A.	HUF	5,158,000,000	USD	16,982,188	614,607

12/16/2020	J.P. Morgan Chase Bank, N.A.	INR	220,000,000	USD	2,971,407	31,980

12/16/2020	J.P. Morgan Chase Bank, N.A.	NZD	30,096,000	USD	20,351,969	451,777

12/16/2020	J.P. Morgan Chase Bank, N.A.	PEN	5,080,000	USD	1,434,258	29,108

12/16/2020	J.P. Morgan Chase Bank, N.A.	SEK	157,740,000	USD	18,103,174	366,552

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	16,470,788	IDR	247,803,000,000	223,063

12/16/2020	Morgan Stanley & Co. International PLC	EUR	12,260,000	USD	14,515,033	221,707

12/16/2020	Standard Chartered Bank PLC	USD	368,246	THB	11,620,000	4,494

12/16/2020	UBS AG	AUD	6,920,000	USD	5,065,246	200,050

12/16/2020	UBS AG	CAD	2,010,000	USD	1,533,969	24,970

12/16/2020	UBS AG	CHF	925,000	USD	1,026,543	16,394

12/16/2020	UBS AG	GBP	30,570,000	USD	40,739,435	1,123,089

12/16/2020	UBS AG	JPY	4,290,000,000	USD	41,101,718	101,445

12/16/2020	UBS AG	NOK	7,890,000	USD	897,283	70,946

12/16/2020	UBS AG	PLN	3,780,000	USD	1,025,745	70,757

12/16/2020	UBS AG	USD	38,322,410	JPY	4,030,000,000	192,997

Subtotal–Appreciation						5,980,618

Currency Risk

12/16/2020	Bank of America, N.A.	CNY	208,262,000	USD	30,248,657	(740,911)

12/16/2020	Bank of America, N.A.	JPY	3,128,410,000	USD	29,455,475	(443,281)

12/16/2020	Bank of America, N.A.	KRW	29,735,030,000	USD	24,971,682	(1,180,525)

12/16/2020	Bank of America, N.A.	PHP	971,300,000	USD	19,885,352	(108,739)

12/16/2020	Bank of America, N.A.	USD	17,678,996	COP	66,915,000,000	(423,498)

12/16/2020	Bank of America, N.A.	USD	4,298,804	EUR	3,625,000	(72,596)

12/16/2020	Bank of America, N.A.	USD	8,230,202	INR	609,965,000	(80,440)

12/16/2020	Barclays Bank PLC	KRW	1,670,000,000	USD	1,413,230	(55,549)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                      Invesco Global Allocation Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/16/2020	Barclays Bank PLC	MYR	76,750,000	USD	18,387,638	$(13,156)

12/16/2020	Barclays Bank PLC	TWD	64,000,000	USD	2,203,098	(59,852)

12/16/2020	Barclays Bank PLC	USD	36,538,763	MYR	152,020,000	(92,004)

12/16/2020	Barclays Bank PLC	USD	1,494,921	RON	6,180,000	(18,485)

12/16/2020	Barclays Bank PLC	USD	17,040,007	TRY	130,460,000	(1,811,463)

12/02/2020	J.P. Morgan Chase Bank, N.A.	USD	1,871,700	BRL	10,600,000	(26,912)

12/16/2020	J.P. Morgan Chase Bank, N.A.	ARS	26,980,000	USD	294,220	(15)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CNY	97,000,000	USD	14,090,358	(343,326)

12/16/2020	J.P. Morgan Chase Bank, N.A.	THB	535,000,000	USD	17,114,523	(46,909)

12/16/2020	J.P. Morgan Chase Bank, N.A.	TWD	751,170,000	USD	25,831,155	(729,156)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	28,881,646	CAD	37,730,000	(556,007)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	16,731,738	HUF	5,170,000,000	(326,078)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	1,787,362	ILS	6,010,000	(25,166)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	20,412,369	NOK	180,460,000	(1,512,413)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	1,266,213	PLN	4,740,000	(68,688)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	11,247,697	RUB	854,600,000	(536,869)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	34,655,657	SEK	301,150,000	(793,709)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	19,350,633	SGD	26,420,000	(8,385)

12/16/2020	Morgan Stanley & Co. International PLC	MXN	78,230,000	USD	3,574,685	(96,059)

12/16/2020	Standard Chartered Bank PLC	CNY	37,780,000	USD	5,467,090	(154,607)

12/17/2020	Standard Chartered Bank PLC	ZAR	73,200,000	USD	4,345,458	(129,439)

12/16/2020	UBS AG	HKD	7,730,000	USD	996,872	(190)

12/16/2020	UBS AG	USD	7,998,592	CAD	10,450,000	(153,298)

12/16/2020	UBS AG	USD	47,992,995	EUR	40,490,000	(787,709)

12/16/2020	UBS AG	USD	36,511,226	GBP	27,404,000	(997,770)

12/16/2020	UBS AG	USD	21,647,794	JPY	2,265,000,000	(797)

Subtotal–Depreciation						(12,394,001)

Total Forward Foreign Currency Contracts						$(6,413,383)

		Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Goldman Sachs International	Pay	MSCI ACWI ex USA Growth Net	3 mo. USD LIBOR + 0.46%	Quarterly	1,201,500	November–2020	$319,695,120	$–	$8,374,455	$8,374,455

J.P. Morgan Chase Bank, N.A.	Pay	Russell 1000 Growth Total Return Index	3 mo. USD LIBOR + 0.10%	Quarterly	11,820	February–2021	24,997,444	–	155,082	155,082

Subtotal – Appreciation								–	8,529,537	8,529,537

Equity Risk

Goldman Sachs International	Receive	MSCI ACWI Daily Total Return Net ex USA USD	3 mo. USD LIBOR + 0.21%	Quarterly	1,275,200	November–2020	309,755,007	–	(14,118,962)	(14,118,962)

J.P. Morgan Chase Bank, N.A.	Pay	Russell Midcap Growth Total Return Index	3 mo. USD LIBOR + 0.06%	Quarterly	16,800	February–2021	68,591,930	–	(1,458,169)	(1,458,169)

Subtotal – Depreciation								–	(15,577,131)	(15,577,131)

Total – Total Return Swap Agreements								$–	$(7,047,594)	$(7,047,594)

LIBOR	London Interbank Offered Rate
USD	U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                      Invesco Global Allocation Fund

(a)	Open Over-The-Counter swap agreements are collateralized by cash held with Counterparties in the amount of $17,442,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Investment Abbreviations:

ARS	–Argentina Peso
AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
RON	–Romania New Leu
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TRY	–Turkish Lira
TWD	–Taiwan New Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                      Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $678,061,855)	$802,242,007

Investments in affiliates, at value (Cost $406,479,250)	392,876,077

Other investments:
Variation margin receivable – futures contracts	5,611,092

Swaps receivable – OTC	68,890

Unrealized appreciation on swap agreements – OTC	8,529,537

Unrealized appreciation on forward foreign currency contracts outstanding	5,980,618

Deposits with brokers:
Cash collateral – OTC Derivatives	17,442,000

Cash	5,874,847

Foreign currencies, at value (Cost $388,987)	388,430

Receivable for:
Investments sold	3,716,689

Fund shares sold	279,724

Dividends	1,428,020

Interest	525,475

Investment for trustee deferred compensation and retirement plans	227,854

Other assets	38,449

Total assets	1,245,229,709

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	12,394,001

Swaps payable – OTC	564,815

Unrealized depreciation on swap agreements–OTC	15,577,131

Payable for:
Investments purchased	1,293,363

Fund shares reacquired	906,821

Accrued foreign taxes	161,599

Accrued fees to affiliates	806,312

Accrued other operating expenses	378,262

Trustee deferred compensation and retirement plans	420,621

Total liabilities	32,502,925

Net assets applicable to shares outstanding	$1,212,726,784

Net assets consist of:
Shares of beneficial interest	$1,120,505,820

Distributable earnings	92,220,964

$1,212,726,784

Net Assets:

Class A	$999,335,640

Class C	$77,710,098

Class R	$34,012,294

Class Y	$65,397,436

Class R5	$10,857

Class R6	$36,260,459

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	53,297,499

Class C	4,401,359

Class R	1,860,529

Class Y	3,481,794

Class R5	576

Class R6	1,925,963

Class A:
Net asset value per share	$18.75

Maximum offering price per share (Net asset value of $18.75 ÷ 94.50%)	$19.84

Class C:
Net asset value and offering price per share	$17.66

Class R:
Net asset value and offering price per share	$18.28

Class Y:
Net asset value and offering price per share	$18.78

Class R5:
Net asset value and offering price per share	$18.85

Class R6:
Net asset value and offering price per share	$18.83

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                      Invesco Global Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $628,471)	$13,551,586

Affiliated interest and dividend income	9,724,336

Interest (net of foreign withholding taxes of $9,413)	2,667,383

Total investment income	25,943,305

Expenses:
Advisory fees	9,850,055

Administrative services fees	183,321

Custodian fees	137,838

Distribution fees:
Class A	2,599,966

Class C	853,452

Class R	180,076

Transfer agent fees – A, C, R and Y	2,700,978

Transfer agent fees – R5	2

Transfer agent fees – R6	5,898

Trustees’ and officers’ fees and benefits	54,900

Registration and filing fees	176,607

Reports to shareholders	156,089

Professional services fees	244,610

Other	23,298

Total expenses	17,167,090

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,491,605)

Net expenses	15,675,485

Net investment income	10,267,820

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $187,888) (includes net gains from securities sold to affiliates of $10,487)	42,776,548

Affiliated investment securities	5,482,137

Foreign currencies	(430,113)

Forward foreign currency contracts	(5,745,522)

Futures contracts	(9,624,740)

Swap agreements	(24,712,822)

7,745,488

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $46,996)	36,210,553

Affiliated investment securities	(9,346,397)

Foreign currencies	(1,859,432)

Forward foreign currency contracts	(7,344,259)

Futures contracts	8,164,452

Swap agreements	(7,639,827)

18,185,090

Net realized and unrealized gain	25,930,578

Net increase in net assets resulting from operations	$36,198,398

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                      Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$10,267,820	$9,324,795

Net realized gain (loss)	7,745,488	(36,392,765)

Change in net unrealized appreciation	18,185,090	131,686,745

Net increase in net assets resulting from operations	36,198,398	104,618,775

Distributions to shareholders from distributable earnings:
Class A	–	(86,882,802)

Class C	–	(16,319,488)

Class R	–	(3,284,009)

Class Y	(57,508)	(8,722,481)

Class R5	(11)	–

Class R6	(42,744)	(2,897,720)

Total distributions from distributable earnings	(100,263)	(118,106,500)

Share transactions–net:
Class A	(123,474,843)	49,852,737
Class C	(16,119,298)	(113,424,129)
Class R	(5,536,981)	(1,026,614)
Class Y	(11,326,834)	(38,456,538)
Class R5	–	10,000
Class R6	(2,645,192)	4,577,166

Net increase (decrease) in net assets resulting from share transactions	(159,103,148)	(98,467,378)

Net increase (decrease) in net assets	(123,005,013)	(111,955,103)

Net assets:
Beginning of year	1,335,731,797	1,447,686,900

End of year	$1,212,726,784	$1,335,731,797

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                      Invesco Global Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$18.21	$0.15	$0.39	$0.54	$–	$–	$–	$18.75	2.97%	$999,336	1.20	%(e)	1.32	%(e)	0.85	%(e)	82%
Year ended 10/31/19	18.48	0.13	1.16	1.29	(0.39)	(1.17)	(1.56)	18.21	8.05	1,093,027	1.21		1.31		0.75		52
Year ended 10/31/18	19.48	0.21	(1.21)	(1.00)	(0.00)	–	(0.00)	18.48	(5.12)	1,050,082	1.25		1.32		1.06		151
Year ended 10/31/17	17.77	0.28	1.94	2.22	(0.51)	–	(0.51)	19.48	12.84	1,193,012	1.27		1.34		1.51		40
Year ended 10/31/16	17.58	0.23	0.23	0.46	(0.27)	–	(0.27)	17.77	2.72	1,139,315	1.28		1.34		1.33		84
Class C
Year ended 10/31/20	17.28	0.02	0.36	0.38	–	–	–	17.66	2.20	77,710	1.95	(e)	2.07	(e)	0.10	(e)	82
Year ended 10/31/19	17.59	0.00	1.10	1.10	(0.24)	(1.17)	(1.41)	17.28	7.22	92,142	1.96		2.06		0.00		52
Year ended 10/31/18	18.67	0.06	(1.14)	(1.08)	–	–	–	17.59	(5.84)	209,903	2.01		2.08		0.31		151
Year ended 10/31/17	17.13	0.14	1.85	1.99	(0.45)	–	(0.45)	18.67	11.99	237,072	2.02		2.09		0.77		40
Year ended 10/31/16	17.00	0.10	0.23	0.33	(0.20)	–	(0.20)	17.13	1.97	238,771	2.03		2.09		0.58		84
Class R
Year ended 10/31/20	17.79	0.11	0.38	0.49	–	–	–	18.28	2.75	34,012	1.45	(e)	1.57	(e)	0.60	(e)	82
Year ended 10/31/19	18.10	0.09	1.11	1.20	(0.34)	(1.17)	(1.51)	17.79	7.68	38,552	1.46		1.56		0.50		52
Year ended 10/31/18	19.12	0.16	(1.18)	(1.02)	–	–	–	18.10	5.34	39,909	1.50		1.57		0.82		151
Year ended 10/31/17	17.47	0.23	1.90	2.13	(0.48)	–	(0.48)	19.12	12.55	42,854	1.52		1.59		1.26		40
Year ended 10/31/16	17.29	0.18	0.24	0.42	(0.24)	–	(0.24)	17.47	2.51	37,321	1.53		1.59		1.09		84
Class Y
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	–	(0.01)	18.78	3.27	65,397	0.95	(e)	1.07	(e)	1.10	(e)	82
Year ended 10/31/19	18.49	0.18	1.14	1.32	(0.43)	(1.17)	(1.60)	18.21	8.27	74,260	0.96		1.06		0.99		52
Year ended 10/31/18	19.47	0.26	(1.21)	(0.95)	(0.03)	–	(0.03)	18.49	(4.88)	114,493	1.01		1.08		1.31		151
Year ended 10/31/17	17.75	0.32	1.94	2.26	(0.54)	–	(0.54)	19.47	13.13	121,039	1.03		1.10		1.72		40
Year ended 10/31/16	17.56	0.28	0.23	0.51	(0.32)	–	(0.32)	17.75	2.97	60,771	1.03		1.09		1.63		84
Class R5
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	–	(0.02)	18.85	3.45	11	0.76	(e)	0.87	(e)	1.29	(e)	82
Period ended 10/31/19(f)	17.36	0.09	0.79	0.88	–	–	–	18.24	5.07	11	0.85	(g)	0.93	(g)	1.11	(g)	52
Class R6
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	–	(0.02)	18.83	3.46	36,260	0.76	(e)	0.87	(e)	1.29	(e)	82
Year ended 10/31/19	18.51	0.21	1.14	1.35	(0.47)	(1.17)	(1.64)	18.22	8.48	37,741	0.79		0.88		1.17		52
Year ended 10/31/18	19.48	0.29	(1.21)	(0.92)	(0.05)	–	(0.05)	18.51	(4.75)	33,300	0.84		0.91		1.48		151
Year ended 10/31/17	17.75	0.36	1.93	2.29	(0.56)	–	(0.56)	19.48	13.33	28,163	0.84		0.90		1.93		40
Year ended 10/31/16	17.56	0.29	0.25	0.54	(0.35)	–	(0.35)	17.75	3.18	23,444	0.79		0.85		1.66		84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.14%, 0.08%, 0.02%, 0.02% and 0.01% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016 respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $1,040,697, $85,411, $36,043, $69,126, $11 and $37,131 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                      Invesco Global Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Allocation Fund, formerly Invesco Oppenheimer Global Allocation Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will invest in the Invesco Global Allocation Fund (Cayman) Ltd., formerly Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

    The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

23                      Invesco Global Allocation Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts

24                      Invesco Global Allocation Fund

of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by

25                      Invesco Global Allocation Fund

having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Other Risks – The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

26                      Invesco Global Allocation Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $1.0 billion	0.800%
Next $2 billion	0.760%
Next $ billion	0.710%
Next $1 billion	0.660%
Next $1 billion	0.600%
Next $1 billion	0.550%
Next $2 billion	0.500%
Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.78%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 1.56%, 1.06%, 0.94% and 0.89%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $1,335,121 and reimbursed class level expenses of $113,304, $8,943, $3,784, $7,515, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $83,629 in front-end sales commissions from the sale of Class A shares and $855 and $3,081 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

27                      Invesco Global Allocation Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Exchange-Traded Funds	$572,046,431	$-	$-	$572,046,431

Common Stocks & Other Equity Interests	199,497,645	265,963,933	-	465,461,578

U.S. Treasury Securities	-	148,100,877	-	148,100,877

Preferred Stocks	1,254,369	667,409	6,022,324	7,944,102

Event-Linked Bonds	-	-	1,341,738	1,341,738

U.S. Dollar Denominated Bonds & Notes	-	223,349	-	223,349

Money Market Funds	9	-	-	9

Total Investments in Securities	772,798,454	414,955,568	7,364,062	1,195,118,084

Other Investments - Assets*

Futures Contracts	2,685,222	-	-	2,685,222

Forward Foreign Currency Contracts	-	5,980,618	-	5,980,618

Swap Agreements	-	8,529,537	-	8,529,537

	2,685,222	14,510,155	-	17,195,377

Other Investments - Liabilities*

Futures Contracts	(6,583,057)	-	-	(6,583,057)

Forward Foreign Currency Contracts	-	(12,394,001)	-	(12,394,001)

Swap Agreements	-	(15,577,131)	-	(15,577,131)

	(6,583,057)	(27,971,132)	-	(34,554,189)

Total Other Investments	(3,897,835)	(13,460,977)	-	(17,358,812)

Total Investments	$768,900,619	$401,494,591	$7,364,062	$1,177,759,272

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2020:

	Value 10/31/19	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/20
U.S. Dollar Denominated Bonds & Notes	$19,481,938	$1,476,782	$(18,940,418)	$-	$17,913	$(694,477)	$-	$-	$1,341,738
Common Stocks & Other Equity Interests	-	-	-	-	(418,384)	418,384	-	-	-
Preferred Stocks	35,408,908	3,816,001	(33,912,644)	-	1,192,801	(482,742)	-	-	6,022,324
Total	$54,890,846	$5,292,783	$(52,853,062)	$-	$792,330	$(758,835)	$-	$-	$7,364,062

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

28                      Invesco Global Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange- Traded(a)	$1,601,344	$-	$74,456	$1,009,422	$2,685,222

Unrealized appreciation on forward foreign currency contracts outstanding	-	5,980,618	-	-	5,980,618

Unrealized appreciation on swap agreements – OTC	-	-	8,529,537	-	8,529,537

Total Derivative Assets	1,601,344	5,980,618	8,603,993	1,009,422	17,195,377

Derivatives not subject to master netting agreements	(1,601,344)	-	(74,456)	(1,009,422)	(2,685,222)

Total Derivative Assets subject to master netting agreements	$-	$5,980,618	$8,529,537	$-	$14,510,155

	Value
Derivative Liabilities	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange- Traded(a)	$-	$-	$(4,864,348)	$(1,718,709)	$(6,583,057)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(12,394,001)	-	-	(12,394,001)

Unrealized depreciation on swap agreements – OTC	-	-	(15,577,131)	-	(15,577,131)

Total Derivative Liabilities	-	(12,394,001)	(20,441,479)	(1,718,709)	(34,554,189)

Derivatives not subject to master netting agreements	-	-	4,864,348	1,718,709	6,583,057

Total Derivative Liabilities subject to master netting agreements	$-	$(12,394,001)	$(15,577,131)	$-	$(27,971,132)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

29                      Invesco Global Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$698,932	$-	$698,932	$(3,049,990)	$-	$(3,049,990)	$(2,351,058)	$-	$2,351,058	$-

Barclays Bank PLC	1,480,225	-	1,480,225	(2,050,509)	-	(2,050,509)	(570,284)	-	570,284	-

Citibank, N.A.	26,144	-	26,144	-	-	-	26,144	-	-	26,144

Goldman Sachs International	-	8,443,445	8,443,445	-	(14,683,777)	(14,683,777)	(6,240,332)	-	6,240,332	-

J.P. Morgan Chase Bank, N.A.	1,748,468	155,082	1,903,550	(4,973,633)	(1,458,169)	(6,431,802)	(4,528,252)	-	4,528,252	-

Morgan Stanley & Co. International PLC	221,707	-	221,707	(96,059)	-	(96,059)	125,648	-	-	125,648

Standard Chartered Bank PLC	4,494	-	4,494	(284,046)	-	(284,046)	(279,552)	-	279,552	-

UBS AG	1,800,648	-	1,800,648	(1,939,764)	-	(1,939,764)	(139,116)	-	-	(139,116)

Total	$5,980,618	$8,598,527	$14,579,145	$(12,394,001)	$(16,141,946)	$(28,535,947)	$(13,956,802)	$-	$13,969,478	$12,676

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$(5,745,522)	$-	$-	$(5,745,522)

Futures contracts	(2,177,004)	-	-	(14,121,643)	6,673,907	(9,624,740)

Swap agreements	-	5,002,577	-	37,312,513	(67,027,912)	(24,712,822)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	(7,344,259)	-	-	(7,344,259)

Futures contracts	2,295,519	-	-	3,179,336	2,689,597	8,164,452

Swap agreements	-	-	-	(9,047,858)	1,408,031	(7,639,827)

Total	$118,515	$5,002,577	$(13,089,781)	$17,322,348	$(56,256,377)	$(46,902,718)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$870,858,488	$602,000,294	$143,987,032

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers

30                      Invesco Global Allocation Fund

complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $4,210 and securities sales of $88,001, which resulted in net realized gains (losses) of $(10,487).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,938.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$100,263	$ 29,817,008

Long-term capital gain	-	88,289,492

Total distributions	$100,263	$118,106,500

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2020

Net unrealized appreciation - investments	$ 113,051,781

Net unrealized appreciation (depreciation) - foreign currencies	(1,534,796)

Temporary book/tax differences	(420,090)

Capital loss carryforward	(18,875,931)

Shares of beneficial interest	1,120,505,820

Total net assets	$1,212,726,784

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to future contracts, passive foreign investment companies and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$18,875,931	$-	$18,875,931

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $895,598,074 and $1,200,468,464, respectively. During the same period, purchases and sales of

31                      Invesco Global Allocation Fund

U.S. Treasury obligations were $120,851,720 and $64,083,809, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$191,938,674

Aggregate unrealized (depreciation) of investments	(78,886,893)

Net unrealized appreciation of investments	$113,051,781

Cost of investments for tax purposes is $1,064,707,491.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the subsidiary, net operating losses, swap income and passive foreign investment companies, on October 31, 2020, undistributed net investment income was increased by $34,740,022, undistributed net realized gain (loss) was decreased by $5,805,508 and shares of beneficial interest was decreased by $28,934,514. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019(a)
	Shares	Amount	Shares	Amount

Sold:
Class A	2,181,862	$40,190,761	2,911,011	$51,175,716

Class C	539,284	9,405,715	668,552	11,216,031

Class R	288,979	5,175,168	343,338	5,934,603

Class Y	754,258	13,316,347	1,314,255	22,876,384

Class R5(b)	-	-	576	10,000

Class R6	270,990	5,027,686	406,804	7,210,061

Issued as reinvestment of dividends:
Class A	-	-	5,016,171	80,810,340

Class C	-	-	1,041,158	16,023,421

Class R	-	-	200,297	3,160,687

Class Y	2,780	52,465	443,746	7,135,445

Class R6	2,246	42,431	179,936	2,889,774

Automatic conversion of Class C shares to Class A shares:
Class A	331,247	6,137,088	5,325,355	95,143,552

Class C	(350,625)	(6,137,088)	(5,598,427)	(95,143,552)

Reacquired:
Class A	(9,255,096)	(169,802,692)	(10,028,998)	(177,276,871)

Class C	(1,121,018)	(19,387,925)	(2,712,318)	(45,520,029)

Class R	(594,951)	(10,712,149)	(582,631)	(10,121,904)

Class Y	(1,354,038)	(24,695,646)	(3,872,838)	(68,468,367)

Class R6	(418,602)	(7,715,309)	(314,157)	(5,522,669)

Net increase (decrease) in share activity	(8,722,684)	$(159,103,148)	(5,258,170)	$(98,467,378)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

32                      Invesco Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Allocation Fund

Opinion on the Financial Statements

We have audited the consolidated accompanying statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights
For the year ended October 31, 2020 and the year ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The consolidated financial statements of Invesco Global Allocation Fund (formerly Oppenheimer Global Allocation Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33                      Invesco Global Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,070.80	$6.35	$1,019.00	$6.19	1.22%
Class C	1,000.00	1,067.10	10.24	1,015.23	9.98	1.97
Class R	1,000.00	1,069.00	7.65	1,017.75	7.46	1.47
Class Y	1,000.00	1,072.50	5.05	1,020.26	4.93	0.97
Class R5	1,000.00	1,073.50	3.96	1,021.32	3.86	0.76
Class R6	1,000.00	1,072.90	4.06	1,021.22	3.96	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

34                      Invesco Global Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Allocation Fund’s (formerly, Invesco Oppenheimer Global Allocation Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Oppenheimer Global Allocation Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The

35                      Invesco Global Allocation Fund

Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth and fifth quintile of its expense group, respectively, and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

36                      Invesco Global Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	100.00%

    *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37                      Invesco Global Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None

Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Global Allocation Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-AR-1

Annual Report to Shareholders October 31, 2020
Invesco Global Infrastructure Fund

Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Infrastructure Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), outperformed the Dow Jones Brookfield Global Infrastructure Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.28%
Class C Shares	-10.94
Class R Shares	-10.53
Class Y Shares	-10.11
Class R5 Shares	-10.11
Class R6 Shares	-10.10
MSCI World Index▼ (Broad Market Index)	4.36
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	-11.48
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	-6.81
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from governmental policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. These massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe.

Global infrastructure stocks struggled over the fiscal year, underperforming broad market equities since the first quarter 2020. The Fund, however, outperformed the Dow Jones Brookfield Global Infrastructure Index, its style-specific benchmark.

During the fiscal year, sector allocation was a primary driver of the Fund’s outperformance relative to the style-specific benchmark. Security selection contributed to the Fund’s relative performance. The Fund maintained a large underweight allocation to the airports sector during much of the fiscal year. In addition, security selection in the gas distribution, cellphone towers and water sectors benefited relative returns during the fiscal year, although this was partially offset by negative security selection in the electric utilities infrastructure sector. Out-of-benchmark exposure to the renewable energy sector also contributed to the Fund’s relative performance.

Top individual relative contributors to Fund performance for the fiscal year included cell tower companies Cellnex Telcom and Crown Castle International. Cellnex, Europe’s largest tower operator, reported double digit growth in revenue as it continues to expand its footprint across Europe. Crown Castle also reported strong growth coupled with a double digit increase in its common stock dividend. Both companies benefited from fundamental tailwinds from strong data demand, with future demand potential from 5G expansion.

During the fiscal year, top individual detractors from the Fund’s performance were ONEOK and SES SA. ONEOK, a natural gas provider, struggled as energy prices declined sharply over the fiscal year due to a decrease in demand associated with the global pandemic and loosened supply parameters from OPEC members. SES SA, a Luxembourg based satellite provider, along with other satellite companies underperformed the market amid an adverse FCC ruling related to wireless spectrum auctions in the US and continued pressure on the core satellite video business.

At the close of the fiscal year, relative to the style-specific benchmark, the Fund held overweight positions in sectors such as rail, tolls, towers and renewables where growth characteristics and valuations remained relatively attractive. The Fund held an underweight position in the midstream energy sector where the impact from the global pandemic could have a longer-lasting impact on underlying company cash flows. Additionally, the Fund held underweight positions in the more regulated infrastructure sectors, mainly the electric utilities sector.

We remain focused on investing in companies with sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream, offering above-average earnings growth characteristics.

We thank you for your investment in Invesco Global Infrastructure Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Paul Curbo

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner - Lead

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 5/2/14

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	2.02%
5 Years	3.12
1 Year	-15.20

Class C Shares
Inception (5/2/14)	2.13%
5 Years	3.51
1 Year	-11.80

Class R Shares
Inception (5/2/14)	2.64%
5 Years	4.03
1 Year	-10.53

Class Y Shares
Inception (5/2/14)	3.16%
5 Years	4.55
1 Year	-10.11

Class R5 Shares
Inception (5/2/14)	3.15%
5 Years	4.55
1 Year	-10.11

Class R6 Shares
Inception (5/2/14)	3.16%
5 Years	4.56
1 Year	-10.10

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

      Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6	Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Global Infrastructure Fund

Fund Information

Portfolio Composition

By infrastructure sector	% of total net assets
Gas Distribution	26.99%

Towers	24.23

Midstream Services	17.22

Electric Utilities	7.63

Tolls	5.00

Diversified	4.98

Water	4.17

Airports	3.85

Rail	3.22

Other Sectors, Each Less than 2.0% of Net Assets	1.33

Money Market Funds Plus Other Assets Less Liabilities	1.38

Top 10 Equity Holdings*

		% of total net assets
1.	American Tower Corp.	9.97%

2.	Crown Castle International Corp.	5.65

3.	National Grid PLC	5.35

4.	Eversource Energy	4.00

5.	Cellnex Telecom S.A.	3.88

6.	Snam S.p.A.	3.46

7.	Vinci S.A.	3.24

8.	CenterPoint Energy, Inc.	3.08

9.	Transurban Group	3.00

10.	TC Energy Corp.	2.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8	Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-98.62%
Australia-5.43%
APA Group	132,901	$984,197

Atlas Arteria Ltd.	76,716	303,970

Sydney Airport	155,438	597,392

Transurban Group(a)	244,512	2,324,636

		4,210,195

Belgium-1.01%
Elia Group S.A./N.V.	8,108	784,854

Brazil-0.06%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	6,716	49,564

Canada-12.34%
Canadian National Railway Co.	4,294	426,564

Enbridge, Inc.	79,851	2,200,404

Fortis, Inc.	30,814	1,217,249

Gibson Energy, Inc.	102,151	1,504,318

Inter Pipeline Ltd.	35,051	312,020

Keyera Corp.	93,090	1,321,273

Pembina Pipeline Corp.	18,144	379,821

TC Energy Corp.	56,275	2,215,012

		9,576,661

China-3.93%
China Gas Holdings Ltd.	377,600	1,157,085

China Tower Corp. Ltd., H Shares(b)	3,138,000	490,004

COSCO SHIPPING Ports Ltd.	518,000	303,255

ENN Energy Holdings Ltd.	11,500	145,733

Kunlun Energy Co. Ltd.	478,000	309,812

Shenzhen Expressway Co. Ltd., H Shares	270,000	240,860

Yuexiu Transport Infrastructure Ltd.	730,000	405,892

		3,052,641

France-5.36%
Eiffage S.A.(a)	18,425	1,343,293

Getlink SE(a)	22,337	300,499

Vinci S.A.	31,827	2,518,521

		4,162,313

Hong Kong-1.58%
China Water Affairs Group Ltd.	700,000	501,244

Hong Kong & China Gas Co. Ltd. (The)	503,000	724,213

		1,225,457

Italy-5.72%
Atlantia S.p.A.(a)	39,612	607,375

Infrastrutture Wireless Italiane S.p.A.(b)	106,201	1,151,243

Snam S.p.A.	549,156	2,681,401

		4,440,019

Japan-1.41%
Japan Airport Terminal Co. Ltd.	5,800	252,702

Tokyo Gas Co. Ltd.	37,100	837,725

		1,090,427

	Shares	Value

Luxembourg-0.32%
SES S.A., FDR	30,994	$248,333

Mexico-0.97%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR(a)	20,739	750,337

Spain-5.54%
Aena SME S.A.(a)(b)	5,988	808,798

Atlantica Sustainable Infrastructure PLC	16,299	480,657

Cellnex Telecom S.A.(b)	46,889	3,012,038

		4,301,493

Switzerland-0.75%
Flughafen Zurich AG(a)	4,310	581,094

United Kingdom-5.35%
National Grid PLC	348,701	4,150,355

United States-48.85%
American Tower Corp.	33,708	7,741,042

American Water Works Co., Inc.	13,541	2,038,056

Avangrid, Inc.	25,412	1,253,828

California Water Service Group	8,480	377,954

CenterPoint Energy, Inc.	113,049	2,388,725

Cheniere Energy, Inc.(a)	10,499	502,587

CMS Energy Corp.	9,137	578,646

Consolidated Edison, Inc.	12,330	967,782

Crown Castle International Corp.	28,095	4,388,439

Edison International	30,319	1,699,077

Essential Utilities, Inc.	6,627	273,032

Eversource Energy	35,558	3,103,147

Kinder Morgan, Inc.	125,481	1,493,224

NiSource, Inc.	70,169	1,611,782

Norfolk Southern Corp.	6,389	1,336,068

ONE Gas, Inc.	8,256	569,994

ONEOK, Inc.	36,154	1,048,466

SBA Communications Corp., Class A	6,963	2,021,846

Sempra Energy	13,511	1,693,739

Targa Resources Corp.	31,787	510,181

Union Pacific Corp.	2,465	436,773

Williams Cos., Inc. (The)	97,808	1,876,936

		37,911,324

Total Common Stocks & Other Equity Interests (Cost $72,757,140)		76,535,067

Money Market Funds-1.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	256,583	256,583

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	320,080	320,208

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	293,238	293,238

Total Money Market Funds (Cost $869,988)		870,029

TOTAL INVESTMENTS IN SECURITIES-99.74% (Cost $73,627,128)		77,405,096

OTHER ASSETS LESS LIABILITIES-0.26%		202,702

NET ASSETS-100.00%		$77,607,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Infrastructure Fund

Investment Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $5,462,083, which represented 7.04% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$146,192	$12,485,026	$(12,374,635)	$-	$-	$256,583	$898
Invesco Liquid Assets Portfolio, Institutional Class	104,448	7,014,835	(6,799,498)	33	390	320,208	1,460
Invesco Treasury Portfolio, Institutional Class	167,077	9,753,841	(9,627,680)	-	-	293,238	665
Total	$417,717	$29,253,702	$(28,801,813)	$33	$390	$870,029	$3,023

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $72,757,140)	$76,535,067

Investments in affiliated money market funds, at value (Cost $869,988)	870,029

Foreign currencies, at value (Cost $108,572)	108,348

Receivable for:
Investments sold	832,016

Fund shares sold	47,418

Dividends	155,606

Investment for trustee deferred compensation and retirement plans	16,763

Other assets	34,642

Total assets	78,599,889

Liabilities:
Payable for:
Investments purchased	818,948

Fund shares reacquired	29,432

Accrued fees to affiliates	49,922

Accrued other operating expenses	77,026

Trustee deferred compensation and retirement plans	16,763

Total liabilities	992,091

Net assets applicable to shares outstanding	$77,607,798

Net assets consist of:
Shares of beneficial interest	$85,150,486

Distributable earnings (loss)	(7,542,688)

$77,607,798

Net Assets:
Class A	$12,198,197

Class C	$2,130,035

Class R	$3,326,334

Class Y	$11,910,096

Class R5	$9,697

Class R6	$48,033,439

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,192,629

Class C	208,664

Class R	325,468

Class Y	1,164,165

Class R5	947

Class R6	4,690,809

Class A:
Net asset value per share	$10.23

Maximum offering price per share (Net asset value of $10.23 ÷ 94.50%)	$10.83

Class C:
Net asset value and offering price per share	$10.21

Class R:
Net asset value and offering price per share	$10.22

Class Y:
Net asset value and offering price per share	$10.23

Class R5:
Net asset value and offering price per share	$10.24

Class R6:
Net asset value and offering price per share	$10.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $179,008)	$1,952,426

Dividends from affiliated money market funds	3,023

Total investment income	1,955,449

Expenses:

Advisory fees	537,841

Administrative services fees	8,242

Custodian fees	7,307

Distribution fees:
Class A	30,263

Class C	18,178

Class R	10,918

Transfer agent fees – A, C, R and Y	60,912

Transfer agent fees – R5	5

Transfer agent fees – R6	11,359

Trustees’ and officers’ fees and benefits	17,830

Registration and filing fees	69,453

Reports to shareholders	15,978

Professional services fees	51,878

Other	8,497

Total expenses	848,661

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(141,542)

Net expenses	707,119

Net investment income	1,248,330

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(6,918,920)

Foreign currencies	1,149

(6,917,771)

Change in net unrealized appreciation of:
Investment securities	3,690,681

Foreign currencies	1,527

3,692,208

Net realized and unrealized gain (loss)	(3,225,563)

Net increase (decrease) in net assets resulting from operations	$(1,977,233)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,248,330	$360,976

Net realized gain (loss)	(6,917,771)	576,970

Change in net unrealized appreciation	3,692,208	2,565,981

Net increase (decrease) in net assets resulting from operations	(1,977,233)	3,503,927

Distributions to shareholders from distributable earnings:
Class A	(414,643)	(120,224)

Class C	(45,124)	(10,709)

Class R	(40,389)	(5,660)

Class Y	(473,196)	(185,867)

Class R5	(563)	(200)

Class R6	(609,687)	(3,908)

Total distributions from distributable earnings	(1,583,602)	(326,568)

Share transactions-net:
Class A	4,945,617	(320,319)

Class C	1,155,085	(593,080)

Class R	2,967,165	68,287

Class Y	2,417,693	(386,937)

Class R5	(372)	–

Class R6	47,947,662	(250,670)

Net increase (decrease) in net assets resulting from share transactions	59,432,850	(1,482,719)

Net increase in net assets	55,872,015	1,694,640

Net assets:
Beginning of year	21,735,783	20,041,143

End of year	$77,607,798	$21,735,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Infrastructure Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/20	$11.88	$0.19		$(1.38)	$(1.19)	$(0.20)	$(0.26)	$ –	$(0.46)	$10.23	(10.28)%	$12,198	1.28%(d)	1.58%(d)	1.77%(d)	244%
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	–	(0.17)	11.88	20.55	8,918	1.28	2.35	1.77	106
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28	2.56	1.76	114
Year ended 10/31/17	9.62	0.25	(e)	1.06	1.31	(0.19)	–	–	(0.19)	10.74	13.74	8,899	1.29	2.87	2.40(e)	99
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	–	–	(0.16)	9.62	3.01	4,194	1.40	4.29	1.76	85
Class C
Year ended 10/31/20	11.85	0.11		(1.37)	(1.26)	(0.12)	(0.26)	–	(0.38)	10.21	(10.94)	2,130	2.03(d)	2.33(d)	1.02(d)	244
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03	3.10	1.02	106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03	3.31	1.01	114
Year ended 10/31/17	9.60	0.17	(e)	1.06	1.23	(0.11)	–	–	(0.11)	10.72	12.92	2,016	2.04	3.62	1.65(e)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	–	–	(0.09)	9.60	2.24	428	2.15	5.04	1.01	85
Class R
Year ended 10/31/20	11.87	0.16		(1.37)	(1.21)	(0.18)	(0.26)	–	(0.44)	10.22	(10.53)	3,326	1.53(d)	1.83(d)	1.52(d)	244
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53	2.60	1.52	106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53	2.81	1.51	114
Year ended 10/31/17	9.61	0.22	(e)	1.06	1.28	(0.16)	–	–	(0.16)	10.73	13.47	296	1.54	3.12	2.15(e)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	–	–	(0.13)	9.61	2.76	69	1.65	4.54	1.51	85
Class Y
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.23)	(0.26)	–	(0.49)	10.23	(10.11)	11,910	1.03(d)	1.33(d)	2.02(d)	244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03	2.10	2.02	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03	2.31	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	10,685	1.04	2.62	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	5,177	1.15	4.04	2.01	85
Class R5
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.11)	10	1.03(d)	1.15(d)	2.02(d)	244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	11	1.04	2.54	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	10	1.15	4.02	2.01	85
Class R6
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.10)	48,033	1.00(d)	1.15(d)	2.05(d)	244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	194	1.04	2.54	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	114	1.15	4.02	2.01	85

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)	Ratios are based on average daily net assets (000’s omitted) of $12,318, $1,818, $2,184, $12,300, $16 and $35,394 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Infrastructure Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15	Invesco Global Infrastructure Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two

16	Invesco Global Infrastructure Fund

currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective April 17, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.840%

Next $ 1 billion	0.800%

Next $ 3 billion	0.780%

Over $5 billion	0.733%

Prior to April 17, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2.5 billion	0.840%

Next $2 billion	0.800%

Next $3.5 billion	0.785%

Over $8 billion	0.770%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.00%, respectively, of average daily net assets (the “expense limits”). Prior to April 17, 2020, the Class R6 expense limit was 1.03%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $68,956 and reimbursed class level expenses of $26,232, $3,897, $4,651, $26,132, $5 and $11,359 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

17	Invesco Global Infrastructure Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $6,336 in front-end sales commissions from the sale of Class A shares and $5 and $45 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$4,210,195	$–	$4,210,195

Belgium	–	784,854	–	784,854

Brazil	49,564	–	–	49,564

Canada	9,576,661	–	–	9,576,661

China	–	3,052,641	–	3,052,641

France	–	4,162,313	–	4,162,313

Hong Kong	–	1,225,457	–	1,225,457

Italy	–	4,440,019	–	4,440,019

Japan	–	1,090,427	–	1,090,427

Luxembourg	–	248,333	–	248,333

Mexico	750,337	–	–	750,337

Spain	480,657	3,820,836	–	4,301,493

Switzerland	–	581,094	–	581,094

United Kingdom	–	4,150,355	–	4,150,355

United States	37,911,324	–	–	37,911,324

Money Market Funds	870,029	–	–	870,029

Total Investments	$49,638,572	$27,766,524	$–	$77,405,096

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $310.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18	Invesco Global Infrastructure Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income*	$1,304,900	$326,568

Long-term capital gain	278,702	–

Total distributions	$1,583,602	$326,568

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$247,518

Net unrealized appreciation — investments	421,074

Net unrealized appreciation—foreign currencies	1,620

Temporary book/tax differences	(12,781)

Capital loss carryforward	(8,200,119)

Shares of beneficial interest	85,150,486

Total net assets	$77,607,798

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,094,511	$105,608	$8,200,119

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $83,677,729 and $109,719,353, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,590,633

Aggregate unrealized (depreciation) of investments	(3,169,559)

Net unrealized appreciation of investments	$421,074

Cost of investments for tax purposes is $76,984,022.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on October 31, 2020, undistributed net investment income was increased by $53,437, undistributed net realized gain (loss) was increased by $5,636 and shares of beneficial interest was decreased by $59,073. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund, undistributed net investment income was decreased by $1,358, undistributed net realized gain (loss) was decreased by $4,292,662 and shares of beneficial interest was increased by $4,294,020. These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	345,800	$3,844,613	283,350	$3,214,219

Class C	45,951	508,506	16,870	190,813

Class R	35,978	397,759	10,400	110,922

Class Y	576,913	6,139,269	140,970	1,578,918

Class R6	904,739	9,862,383	7,503	81,060

19	Invesco Global Infrastructure Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	28,115	$310,338	7,683	$84,669

Class C	3,720	41,763	913	9,939

Class R	3,663	39,943	497	5,515

Class Y	35,075	384,633	12,100	135,337

Class R6	56,840	609,205	337	3,708

Automatic conversion of Class C shares to Class A shares:
Class A	1,906	19,882	19,909	204,185

Class C	(1,910)	(19,882)	(19,948)	(204,185)

Issued in connection with acquisitions:(b)
Class A	1,471,848	15,406,180	—	—

Class C	106,043	1,108,073	—	—

Class R	302,950	3,168,253	—	—

Class Y	144,045	1,507,977	—	—

Class R5	829	8,687	—	—

Class R6	8,189,334	85,839,760	—	—

Reacquired:
Class A	(1,405,490)	(14,635,396)	(369,342)	(3,823,392)

Class C	(45,616)	(483,375)	(55,397)	(589,647)

Class R	(58,807)	(638,790)	(4,252)	(48,150)

Class Y	(526,317)	(5,614,186)	(194,643)	(2,101,192)

Class R5	(883)	(9,059)	—	—

Class R6	(4,461,105)	(48,363,686)	(29,664)	(335,438)

Net increase (decrease) in share activity	5,753,621	$59,432,850	(172,714)	$(1,482,719)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 63% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Global Infrastructure Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 10,215,049 shares of the Fund for 11,052,718 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $107,038,932, including $(3,148,121) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $22,613,908 and $129,652,840 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$2,184,681

Net realized/unrealized gains (losses)	(24,946,439)

Change in net assets resulting from operations	$(22,761,758)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$997.30	$6.43	$1,018.70	$6.50	1.28%
Class C	1,000.00	993.50	10.17	1,014.93	10.28	2.03
Class R	1,000.00	996.00	7.68	1,017.44	7.76	1.53
Class Y	1,000.00	998.60	5.17	1,019.96	5.23	1.03
Class R5	1,000.00	998.60	5.17	1,019.96	5.23	1.03
Class R6	1,000.00	998.70	5.02	1,020.11	5.08	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Dow Jones Brookfield Global Infrastructure Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, above the performance of the Index for the three year period and below the performance of the Index for the five year period. The Board noted that stock selection within certain infrastructure sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective April 2020 and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee

23	Invesco Global Infrastructure Fund

schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-term Capital Gain Distribution	$278,702
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	54.68%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$171,071

25	Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes-1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Global Infrastructure Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Strategic Income Fund
Effective September 30, 2020, Invesco Oppenheimer Global Strategic Income Fund was renamed Invesco Global Strategic Income Fund.
Nasdaq:
A: OPSIX ∎ C: OSICX ∎ R: OSINX ∎ Y: OSIYX ∎ R5: GLSSX ∎ R6: OSIIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.
In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2	Invesco Global Strategic Income Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Global Strategic Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Strategic Income Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.20%
Class C Shares	-1.96
Class R Shares	-1.45
Class Y Shares	-1.24
Class R5 Shares	-0.81
Class R6 Shares	-0.86
Bloomberg Barclays U.S. Aggregate Bond Index▼	6.19

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2020, financial markets were predominantly driven by the COVID-19 pandemic and the swift response of extraordinary monetary and fiscal support globally.

    News of the pandemic overwhelmed the market’s previous expectations for 2020 global growth, which were supported by receding global trade concerns and indications that the US Federal Reserve (the Fed) would hold interest rates steady. The first quarter of 2020 was characterized by extreme volatility in the capital markets as COVID-19 spread rapidly across the globe. As global equity markets spiraled downward and interest rates in developed markets (DM) generally fell, yield spreads between Treasuries and both credit and emerging market (EM) debt widened significantly. These trends were further exacerbated by funding pressures and lower oil prices that resulted from increased supply as Russia and Saudi Arabia began a price war.

    Central banks and governments globally responded with monetary and fiscal stimulus of unprecedented scale. Major central banks, along with those in emerging market countries, swiftly cut interest rates and instituted other extraordinary policies. Notably, the Fed’s actions dwarfed those taken in 2008 and were implemented within a fraction of the time, including reducing short-term interest rates to zero, signaling unlimited quantitative easing in US Treasuries and reprising many of the 2008 liquidity programs. Investors reacted positively as funding concerns eased, and global equity and debt markets recovered some of their earlier losses by quarter end.

    In the second quarter, the pandemic’s spread continued across the globe (albeit at a slower rate) and economic indicators signaled that the economies of many countries, including the US, bottomed in April. In Asia, China’s economic activity improved as lockdowns eased, raising hopes for economic recovery.

In Europe, to further boost support, the European Central Bank provided more favorable refinancing conditions in the form of targeted longer-term refinancing operations (TLTROs) and increased its bond purchasing program twice. In emerging market economies, more central banks elected to cut interest rates rather than hold rates steady, with 12 of the 20 primary EM central banks cutting rates by at least 1.50%.1 Buoyed by global policy support measures, investor sentiment improved as global equity and fixed income markets recovered throughout the quarter.

    Several key trends from the second quarter developed further throughout the third quarter. US cases increased sharply early on, while several European countries had smaller flare-ups throughout the period, some of which caused reversals in reopening the economy. Second quarter GDP data released in July reflected COVID-19’s global economic impact with sharp contractions across multiple countries. US GDP showed a -31.4% annualized contraction.2 However, more recent indicators suggest that economies of many countries, including the US, are gradually recovering. In Asia, a rise in retail sales and a tightening labor market in China suggest the region’s economic recovery has further to run.

    Governments and policymakers across the world continue to provide fiscal and monetary policy support in response to the COVID-19 pandemic. In the third quarter, the Fed implemented further measures to boost dollar liquidity, such as extending its dollar swap lines with other central banks until the end of March 2021. The Fed left policy rates unchanged and adjusted its inflation target to an “average” of 2%, thereby giving itself more flexibility around monetary policy. This, coupled with Fed assurances that it would provide whatever monetary support is needed, improved investor sentiment. Meanwhile, European Union leaders launched a €750 billion package aimed at funding post-

pandemic relief efforts, while the European Central Bank held policy rates unchanged and granted Eurozone banks extra capital relief, enabling them to increase lending to governments, businesses and households. In emerging market economies, most central banks left policy rates unchanged, while central banks in Mexico, Colombia and Egypt cut interest rates to provide additional support to their economies.

    Compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which consists primarily of higher quality US exposures, the Fund takes a global perspective across the credit spectrum. Over the fiscal year, the Fund’s emerging market local rates and US investment grade credit contributed to performance, while positioning in developed market high yield and emerging market foreign currencies detracted.

    Coming into 2020, the Fund’s portfolio positioning continued to favor emerging market rates and foreign currency (FX) exposure given attractive yields and additional room for central bank rate cuts amidst a low inflationary environment, as well as less attractive negative/low yielding rates and FX in DM countries. Beyond that, a supportive backdrop of recovering global growth and easier US financial conditions existed given a pausing (and perhaps cutting) Fed. However, a sharp reassessment of global growth prospects and a large correction in asset prices occurred in March. Global markets sold off as COVID-19 spread, but the severe liquidity stress experienced in the second half of the month, which added an additional leg of dislocation unwarranted by fundamentals, took markets by surprise. As a result, the Fund’s higher EM exposure and lower DM duration positioning led to underperformance versus the benchmark in the first quarter.

    Rather than reducing the overall risk level of the portfolio, and thus inhibiting the Fund from taking advantage of opportunities, the team consolidated exposures to where they believed the best opportunities to be going forward, including focusing on areas well supported by global central banks. This included largely maintaining our emerging market rates exposure, as we believed these central banks had more room to cut, rotating into lower beta credit exposure, as well as creating more balanced foreign currency exposure between emerging and developed, with the expectation of the US dollar weakening over the longer term. The second quarter witnessed a fairly sharp market reversal and the beginning of a recovery trade, which largely continued in the third quarter, as the magnitude of the economic downturn was met with large policy easing by the Fed and global central banks, along with large fiscal spending. The seismic shift in global central bank policy created significant opportunities in EM and DM interest rates, which were among the first opportunities realized. The Fund rebounded strongly in the second quarter, benefiting

4	Invesco Global Strategic Income Fund

from emerging market rates positions, as most central banks materially cut their policy rates (by 1.50% on average) while longer-term rates had also fallen due to lowered inflation expectations, along with emerging and developed market credit positions, as spreads rebounded (although still remained wide of their tights in early February).

    In terms of positioning, we continue to favor EM interest rate exposure, although we have shifted focus to the three- to five-year maturity range of country yield curves given what we believe to be attractive total return potential. We also increased our foreign currency exposure, as we believe there is a tremendous opportunity over the next two to three years with the Fed having removed much support for the US dollar. We incrementally increased the Fund’s exposure to US and developed market credit, while reducing emerging market credit exposure. Overall, fiscal and monetary policy actions globally continue to be supportive, and we remain quite constructive in seeking global income opportunities.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management strategy was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Global Strategic Income Fund.

1 US Federal Reserve

2 US Bureau of Economic Analysis

Portfolio manager(s):

Hemant Baijal - Lead

Chris Kelly

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Strategic Income Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (10/16/89)	6.31%
10 Years	2.34
5 Years	1.64
1 Year	-5.48

Class C Shares
Inception (5/26/95)	5.30%
10 Years	2.16
5 Years	1.73
1 Year	-2.92

Class R Shares
Inception (3/1/01)	4.79%
10 Years	2.47
5 Years	2.24
1 Year	-1.45

Class Y Shares
Inception (1/26/98)	5.15%
10 Years	2.99
5 Years	2.75
1 Year	-1.24

Class R5 Shares
10 Years	2.83%
5 Years	2.61
1 Year	-0.81

Class R6 Shares
Inception (1/27/12)	3.17%
5 Years	2.90
1 Year	-0.86

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Strategic Income Fund. Note: The Fund was subsequently renamed the Invesco Global Strategic Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Global Strategic Income Fund

Invesco Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Non-U.S. Dollar Denominated Bonds & Notes	36.32%
U.S. Dollar Denominated Bonds & Notes	35.89
U.S. Government Sponsored Agency Mortgage-Backed Securities	15.04
Asset-Backed Securities	10.83
Agency Credit Risk Transfer Notes	2.61
U.S. Treasury Securities	2.22
Variable Rate Senior Loan Interests	1.31
Security Types Each Less Than 1% of Portfolio	1.45
Money Market Funds Plus Other Assets Less Liabilities	(5.67)

Top Five Debt Issuers*

		% of total net assets
1.	Uniform Mortgage-Backed Securities	13.33%
2.	Hellenic Republic Government Bond	9.26
3.	Australia Government Bond	4.66
4.	Italy Buoni Poliennali Del Tesoro	3.95
5.	India Government Bond	2.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Global Strategic Income Fund

Consolidated Schedule of Investments

October 31, 2020

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–36.32%(a)
Argentina–1.59%

Argentina Treasury Bond BONCER,
1.00%, 08/05/2021	ARS	2,333,037,313	$ 35,870,499
1.40%, 03/25/2023	ARS	207,540,000	2,683,850
1.50%, 03/25/2024	ARS	151,530,000	1,813,491
4.00%, 04/27/2025	ARS	88,500,000	2,319,482
Argentine Bonos del Tesoro, 18.20%, 10/03/2021	ARS	25,715,000	252,697
			42,940,019

Australia–4.66%

Australia Government Bond,
Series 152, 2.75%, 11/21/2028(b)	AUD	56,400,000	46,237,864
Series 162, 1.75%, 06/21/2051(b)	AUD	113,900,000	79,245,445
			125,483,309

Austria–0.06%
Erste Group Bank AG, 6.50%(b)(c)(d)	EUR	1,200,000	1,490,107

Belgium–0.23%
KBC Group N.V., 4.25%(b)(c)(d)	EUR	5,600,000	6,291,897

Brazil–0.37%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2045	BRL	10,550,000	7,849,435
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	10,462,875	2,087,852
			9,937,287

Colombia–0.40%
Colombian TES,
Series B, 10.00%, 07/24/2024	COP	14,854,000,000	4,675,859
Series B, 6.25%, 11/26/2025	COP	21,300,000,000	5,994,669
			10,670,528

Cyprus–1.02%
Cyprus Government International Bond, 1.25%, 01/21/2040(b)	EUR	22,695,000	27,582,307

Denmark–0.05%
Danske Bank A/S, 5.88%(b)(c)(d)	EUR	1,080,000	1,287,695

Egypt–0.67%
Egypt Government Bond,
16.00%, 12/12/2020	EGP	72,000,000	4,608,819
16.00%, 06/11/2022	EGP	122,000,000	7,972,419

		Principal Amount	Value
Egypt–(continued)
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	4,800,000	$ 5,408,607
			17,989,845

France–0.32%
Credit Agricole S.A., 6.50%(b)(c)(d)	EUR	4,440,000	5,275,522
Societe Generale S.A., 6.75%(b)(c)(d)	EUR	2,854,000	3,352,115
			8,627,637

Greece–9.26%
Hellenic Republic Government Bond,
1.50%, 06/18/2030(b)	EUR	112,450,000	137,791,446
1.88%, 02/04/2035(b)	EUR	75,200,000	95,854,447
4.20%, 01/30/2042(b)	EUR	8,700,000	15,521,335
Series GDP, 1.00%, 10/15/2042(e)	EUR	76,770,000	268,230
			249,435,458

India–2.23%

India Government Bond,
7.72%, 05/25/2025	INR	35,000,000	518,689
8.20%, 09/24/2025	INR	849,400,000	12,846,013
7.59%, 01/11/2026	INR	700,000,000	10,385,825
7.27%, 04/08/2026	INR	1,700,000,000	24,957,191
8.24%, 02/15/2027	INR	400,000,000	6,095,200
7.17%, 01/08/2028	INR	360,000,000	5,246,675
			60,049,593

Indonesia–3.40%

Indonesia Treasury Bond,
6.50%, 02/15/2031	IDR	240,000,000,000	16,324,046
Series FR56, 8.38%, 09/15/2026	IDR	260,905,000,000	19,891,219
Series FR59, 7.00%, 05/15/2027	IDR	195,000,000,000	13,816,000
Series FR64, 6.13%, 05/15/2028	IDR	40,000,000,000	2,667,487
Series FR78, 8.25%, 05/15/2029	IDR	70,900,000,000	5,342,345
Series FR82, 7.00%, 09/15/2030	IDR	165,000,000,000	11,626,154
Indonesian Treasury Bond, Series FR74, 7.50%, 08/15/2032	IDR	287,520,000,000	20,150,974
PT Jasa Marga (Persero) Tbk, 7.50%, 12/11/2020(b)	IDR	24,180,000,000	1,631,414
			91,449,639

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Strategic Income Fund

		Principal Amount	Value
Italy–4.66%
Banca Monte dei Paschi di Siena S.p.A., 5.38%, 01/18/2028(b)(c)	EUR	4,840,000	$ 4,390,417
Intesa Sanpaolo S.p.A.,
6.25%(b)(c)(d)	EUR	3,700,000	4,290,775
4.13%(b)(c)(d)	EUR	1,800,000	1,707,231
Italy Buoni Poliennali Del Tesoro,
1.70%, 09/01/2051(b)	EUR	20,920,000	24,923,425
2.80%, 03/01/2067(b)	EUR	54,059,000	81,699,368
UniCredit S.p.A.,
1.80%, 01/20/2030(b)	EUR	1,875,000	2,164,304
9.25%(b)(c)(d)	EUR	5,100,000	6,387,035
			125,562,555

Ivory Coast–0.48%
Ivory Coast Government International Bond,
5.25%, 03/22/2030(b)	EUR	4,395,000	4,955,199
6.88%, 10/17/2040(b)	EUR	6,950,000	7,940,364
			12,895,563

Japan–0.15%
SoftBank Group Corp.,
4.75%, 07/30/2025(b)	EUR	1,480,000	1,831,626
4.00%, 09/19/2029(b)	EUR	1,850,000	2,155,624
			3,987,250

Mexico–0.00%
J.P. Morgan S.A./Hipotecaria Su Casita S.A. de C.V., 6.47%, 08/26/2035(b)(f)	MXN	20,232,961	129,868

Netherlands–0.26%
Cooperatieve Rabobank U.A., 4.38%(b)(c)(d)	EUR	5,200,000	6,203,981
Maxeda DIY Holding B.V., 5.88%, 10/01/2026(b)	EUR	625,000	724,186
			6,928,167

Portugal–0.54%
Banco Comercial Portugues S.A., 4.50%, 12/07/2027(b)(c)	EUR	1,200,000	1,333,697
Caixa Geral de Depositos S.A., 10.75%(b)(c)(d)	EUR	7,600,000	9,504,127
Novo Banco S.A.,
3.50%, 02/19/2043(b)	EUR	2,250,000	2,158,134
3.50%, 03/18/2043(b)	EUR	1,500,000	1,440,699
			14,436,657

		Principal Amount	Value
Russia–1.77%
Mos.ru, 5.00%, 08/22/2034	RUB	72,806,608	$ 0
Russian Federal Bond - OFZ,
Series 6212, 7.05%, 01/19/2028	RUB	750,000,000	10,144,914
Series 6221, 7.70%, 03/23/2033	RUB	366,700,000	5,149,021
Series 6225, 7.25%, 05/10/2034	RUB	1,562,500,000	21,242,821
Series 6228, 7.65%, 04/10/2030	RUB	800,000,000	11,195,846
			47,732,602

South Africa–1.09%
Republic of South Africa Government Bond,
Series 2037, 8.50%, 01/31/2037	ZAR	43,700,000	2,107,162
Series 2048, 8.75%, 02/28/2048	ZAR	130,000,000	6,074,322
Series R186, 10.50%, 12/21/2026	ZAR	296,525,000	21,202,028
			29,383,512

Spain–2.10%
Banco Bilbao Vizcaya Argentaria S.A.,
5.88%(b)(c)(d)	EUR	7,375,000	8,465,823
6.00%(b)(c)(d)	EUR	7,200,000	8,285,148
Banco Santander S.A.,
4.38%(b)(c)(d)	EUR	3,800,000	3,862,181
6.25%(b)(c)(d)	EUR	11,100,000	12,708,971
4.75%(b)(c)(d)	EUR	3,800,000	3,904,999
Bankinter S.A., 8.63%(b)(c)(d)	EUR	3,255,000	3,882,438
CaixaBank S.A., 5.25%(b)(c)(d)	EUR	3,800,000	3,927,955
Spain Government Bond, 3.45%, 07/30/2066(b)	EUR	5,550,000	11,599,717
			56,637,232

Supranational–0.11%
African Development Bank, 0.00%, 01/17/2050(e)	ZAR	222,000,000	1,287,221
European Bank for Reconstruction and Development, 6.85%, 06/21/2021	IDR	20,200,000,000	1,401,687
International Finance Corp., 0.00%, 02/15/2029(b)(e)	TRY	10,300,000	409,370
			3,098,278

Thailand–0.17%
Thailand Government Bond, 3.30%, 06/17/2038	THB	115,000,000	4,478,081

United Kingdom–0.24%
eG Global Finance PLC, 6.25%, 10/30/2025(b)	EUR	428,000	476,463

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Strategic Income Fund

		Principal Amount	Value
United Kingdom–(continued)
HSBC Holdings PLC, 6.00%(b)(c)(d)	EUR	4,895,000	$ 6,052,455
			6,528,918

United States–0.49%
AT&T, Inc.,
2.05%, 05/19/2032	EUR	5,180,000	6,708,028
Series B2.88%(c)(d)	EUR	5,800,000	6,455,860
			13,163,888
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,004,626,488)			978,197,892

U.S. Dollar Denominated Bonds & Notes–35.89%
Argentina–0.19%
Argentine Bonad Bonds, 0.10%, 11/30/2021		$4,830,845	2,626,772
Argentine Republic Government International Bond, 2.50%, 07/09/2041(g)		7,400,000	2,516,074
			5,142,846

Australia–0.01%
FMG Resources August 2006 Pty. Ltd., 4.75%, 05/15/2022(b)		322,000	330,106

Belgium–0.06%
Telenet Finance Luxembourg Notes S.a r.l., 5.50%, 03/01/2028(b)		1,525,000	1,609,638

Bermuda–0.13%
Bermuda Government International Bond, 3.38%, 08/20/2050(b)		3,450,000	3,618,188

Brazil–0.65%
Banco do Brasil S.A., 6.25%(b)(c)(d)		1,875,000	1,805,859
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(b)		1,850,000	2,083,563
CSN Islands XI Corp., 6.75%, 01/28/2028(b)		2,240,000	2,208,618
Embraer Netherlands Finance B.V., 6.95%, 01/17/2028(b)		3,005,000	3,030,542
Petrobras Global Finance B.V.,
5.60%, 01/03/2031		3,520,000	3,797,112
6.85%, 06/05/2115		520,000	560,300
Yara International ASA, 3.15%, 06/04/2030(b)		3,700,000	3,946,588
			17,432,582

	Principal Amount	Value
Canada–1.03%
1011778 BC ULC/New Red Finance, Inc.,
5.00%, 10/15/2025(b)	$566,000	$ 580,348
4.00%, 10/15/2030(b)	1,761,000	1,752,195
Canadian Natural Resources Ltd., 2.05%, 07/15/2025	7,400,000	7,490,865
Cenovus Energy, Inc., 4.25%, 04/15/2027	1,803,000	1,835,542
Magna International, Inc., 2.45%, 06/15/2030	3,700,000	3,884,993
Norbord, Inc., 5.75%, 07/15/2027(b)	1,501,000	1,581,394
Nutrien Ltd., 2.95%, 05/13/2030	3,700,000	4,006,551
Parkland Corp., 6.00%, 04/01/2026(b)	1,745,000	1,804,984
Superior Plus L.P./Superior General Partner, Inc., 7.00%, 07/15/2026(b)	1,047,000	1,123,274
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)	3,545,000	3,770,968
		27,831,114

Chile–0.13%
AES Gener S.A., 6.35%, 10/07/2079(b)(c)	1,750,000	1,765,969
Antofagasta PLC, 2.38%, 10/14/2030(b)	1,850,000	1,826,875
		3,592,844

China–0.87%
China Evergrande Group, 10.00%, 04/11/2023(b)	787,000	634,687
CIFI Holdings Group Co. Ltd., 6.45%, 11/07/2024(b)	2,150,000	2,262,731
Country Garden Holdings Co. Ltd.,
5.40%, 05/27/2025(b)	2,960,000	3,189,230
4.80%, 08/06/2030(b)	1,850,000	1,967,284
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 05/01/2025(b)	492,000	346,860
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(b)	3,750,000	3,792,187
Kaisa Group Holdings Ltd., 6.75%, 02/18/2021(b)	1,875,000	1,877,344
Logan Group Co. Ltd.,
7.50%, 08/25/2022(b)	1,695,000	1,758,515
5.25%, 02/23/2023(b)	3,750,000	3,796,699

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Strategic Income Fund

	Principal Amount	Value
China–(continued)
Tencent Holdings Ltd.,
3.24%, 06/03/2050(b)	$1,850,000	$ 1,858,871
3.29%, 06/03/2060(b)	1,850,000	1,846,216
		23,330,624

Congo, Democratic Republic of the–0.13%
HTA Group Ltd., 7.00%, 12/18/2025(b)	3,330,000	3,495,901

Denmark–0.09%
Danske Bank A/S, 6.13%(b)(c)(d)	2,250,000	2,320,371

Dominican Republic–0.42%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad Itabo S.A., 7.95%, 05/11/2026(b)	830,000	843,496
Dominican Republic International Bond,
4.88%, 09/23/2032(b)	1,850,000	1,882,375
6.40%, 06/05/2049(b)	3,490,000	3,560,149
5.88%, 01/30/2060(b)	5,200,000	4,992,000
		11,278,020

Egypt–0.23%
Egypt Government International Bond, 8.70%, 03/01/2049(b)	2,564,000	2,590,783
Egyptian Government International Bond, 8.50%, 01/31/2047(b)	3,700,000	3,689,211
		6,279,994

France–1.62%
BNP Paribas S.A.,
7.63%(b)(c)(d)	3,010,000	3,049,506
6.75%(b)(c)(d)	6,000,000	6,144,360
7.38%(b)(c)(d)	3,700,000	4,132,697
Credit Agricole S.A.,
8.13%(b)(c)(d)	1,172,000	1,379,092
6.88%(b)(c)(d)	4,400,000	4,713,786
7.88%(b)(c)(d)	1,875,000	2,072,175
La Mondiale SAM, 4.80%, 01/18/2048(b)(c)	2,442,000	2,541,138
Societe Generale S.A.,
7.38%(b)(c)(d)	4,770,000	4,910,334
8.00%(b)(c)(d)	6,455,000	7,256,522
Total Capital International S.A., 3.13%, 05/29/2050	7,400,000	7,432,019
		43,631,629

	Principal Amount	Value
Germany–0.03%
Mercer International, Inc., 5.50%, 01/15/2026	$752,000	$ 713,930

Ghana–0.13%
Ghana Government International Bond, 8.95%, 03/26/2051(b)	3,750,000	3,378,326

Hong Kong–0.35%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)	9,250,000	9,312,649

India–0.59%
Azure Power Energy Ltd., 5.50%, 11/03/2022(b)	3,485,000	3,574,390
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	3,475,000	3,452,635
NTPC Ltd., 4.50%, 03/19/2028(b)	1,850,000	1,979,263
Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(b)	1,850,000	1,845,125
Oil India International Pte. Ltd., 4.00%, 04/21/2027(b)	4,881,000	5,008,126
		15,859,539

Indonesia–1.30%
Indonesia Government International Bond,
4.20%, 10/15/2050	750,000	867,392
4.45%, 04/15/2070	3,700,000	4,385,127
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(b)	5,215,000	5,371,450
PT Indonesia Asahan Aluminium (Persero),
4.75%, 05/15/2025(b)	7,400,000	8,029,000
5.45%, 05/15/2030(b)	3,700,000	4,216,856
PT Pertamina (Persero),
4.70%, 07/30/2049(b)	1,850,000	2,007,250
4.18%, 01/21/2050(b)	2,960,000	2,965,964
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(b)	3,700,000	4,009,172
PT Tower Bersama Infrastructure Tbk, 4.25%, 01/21/2025(b)	1,850,000	1,868,018
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.88%, 07/17/2049(b)	1,110,000	1,234,092
		34,954,321

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Strategic Income Fund

	Principal Amount	Value
Ireland–0.62%
AerCap Global Aviation Trust, 6.50%, 06/15/2045(b)(c)	$1,157,000	$ 1,026,837
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(e)	1,886,268	1,880,982
Series 119, 0.00%, 04/30/2025(b)(e)	1,806,083	1,801,022
Series 120, 0.00%, 04/30/2025(b)(e)	2,511,957	2,504,917
Series 122, 0.00%, 04/30/2025(b)(e)	1,980,781	1,975,230
Series 124, 0.00%, 04/30/2025(b)(e)	1,590,885	1,586,427
Series 126, 0.00%, 04/30/2025(b)	1,977,516	1,971,974
Series 127, 0.00%, 04/30/2025(b)(e)	2,061,488	2,055,711
0.00%, 04/30/2025(b)(e)	1,797,697	1,792,659
		16,595,759

Italy–0.21%
Telecom Italia Capital S.A., 7.20%, 07/18/2036	1,926,000	2,436,005
UniCredit S.p.A., 5.46%, 06/30/2035(b)(c)	3,110,000	3,146,395
		5,582,400

Japan–0.17%
SoftBank Group Corp., 5.13%, 09/19/2027(b)	812,000	822,141
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/2050	3,700,000	3,731,947
		4,554,088

Kazakhstan–0.07%
Astana-Finance JSC, 0.00%, 12/22/2024(b)(e)(f)	1,186,224	0
KazMunayGas National Co. JSC, 3.50%, 04/14/2033(b)	1,850,000	1,911,331
		1,911,331

Luxembourg–0.31%
ArcelorMittal S.A., 3.60%, 07/16/2024	7,500,000	7,810,314
Intelsat Jackson Holdings S.A., 8.50%, 10/15/2024(b)(h)	1,087,000	673,940
		8,484,254

Macau–0.60%
MGM China Holdings Ltd.,
5.38%, 05/15/2024(b)	3,495,000	3,503,056
5.88%, 05/15/2026(b)	3,200,000	3,239,680

	Principal Amount	Value
Macau–(continued)
Sands China Ltd.,
3.80%, 01/08/2026(b)	$1,480,000	$ 1,519,723
4.38%, 06/18/2030(b)	1,850,000	1,901,837
Wynn Macau Ltd.,
4.88%, 10/01/2024(b)	5,987,000	5,761,320
5.50%, 10/01/2027(b)	164,000	154,111
		16,079,727

Malaysia–0.21%
Petronas Capital Ltd., 4.80%, 04/21/2060(b)	4,090,000	5,593,178

Mexico–0.67%
Banco Mercantil del Norte S.A., 8.38%(b)(c)(d)	1,850,000	1,966,106
Cemex S.A.B. de C.V., 5.45%, 11/19/2029(b)	2,590,000	2,744,234
Petroleos Mexicanos,
6.88%, 10/16/2025(b)	4,350,000	4,306,500
4.50%, 01/23/2026	5,469,000	4,830,768
6.38%, 01/23/2045	3,700,000	2,809,650
6.75%, 09/21/2047	1,850,000	1,439,106
		18,096,364

Netherlands–0.03%
UPC Holding B.V., 5.50%, 01/15/2028(b)	720,000	744,750

Oman–0.26%
Oman Government International Bond, 3.88%, 03/08/2022(b)	7,045,000	6,966,152

Panama–0.02%
AES Panama Generation Holdings SRL, 4.38%, 05/31/2030(b)	440,000	466,814

Peru–0.16%
Banco de Credito del Peru, 3.13%, 07/01/2030(b)(c)	1,850,000	1,873,606
Nexa Resources S.A., 6.50%, 01/18/2028(b)	2,220,000	2,476,687
		4,350,293

Saudi Arabia–0.05%
ADES International Holding PLC, 8.63%, 04/24/2024(b)	1,300,000	1,240,200

South Africa–0.12%
Republic of South Africa Government Bond, 5.75%, 09/30/2049	3,700,000	3,346,798

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Strategic Income Fund

	Principal Amount	Value
Sri Lanka–0.11%
Sri Lanka Government International Bond,
6.35%, 06/28/2024(b)	$2,790,000	$ 1,590,300
6.20%, 05/11/2027(b)	490,000	264,600
6.75%, 04/18/2028(b)	2,282,000	1,232,280
		3,087,180

Sweden–0.07%
Skandinaviska Enskilda Banken AB, 5.13%(b)(c)(d)	1,800,000	1,831,324

Switzerland–1.49%
Argentum Netherlands B.V. for Swiss Re Ltd., 5.75%, 08/15/2050(b)(c)	4,440,000	4,956,097
Credit Suisse Group AG,
7.13%(b)(c)(d)	1,630,000	1,693,961
7.50%(b)(c)(d)	1,850,000	1,965,644
7.50%(b)(c)(d)	6,680,000	7,273,852
6.38%(b)(c)(d)	1,675,000	1,799,930
6.25%(b)(c)(d)	1,875,000	2,002,839
7.50%(b)(c)(d)	1,475,000	1,567,202
UBS Group AG,
7.00%(b)(c)(d)	7,195,000	8,047,068
7.13%(b)(c)(d)	7,400,000	7,589,625
6.88%(b)(c)(d)	1,355,000	1,374,023
5.13%(b)(c)(d)	1,850,000	1,925,208
		40,195,449

Thailand–0.32%
Bangkok Bank PCL,
3.73%, 09/25/2034(b)(c)	1,872,000	1,836,767
5.00%(b)(c)(d)	3,420,000	3,408,768
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/2050(b)	3,700,000	3,410,734
		8,656,269

Turkey–0.27%
Turkey Government International Bond, 6.38%, 10/14/2025	5,550,000	5,434,782
Ulker Biskuvi Sanayi A.S., 6.95%, 10/30/2025(b)	1,850,000	1,863,875
		7,298,657

Ukraine–0.50%
Metinvest B.V.,
8.50%, 04/23/2026(b)	3,750,000	3,801,937
7.65%, 10/01/2027(b)	555,000	543,090
7.75%, 10/17/2029(b)	2,680,000	2,575,882

	Principal Amount	Value
Ukraine–(continued)
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/2026(b)	$1,800,000	$ 1,695,167
Ukraine Government International Bond,
7.75%, 09/01/2025(b)	2,812,000	2,887,713
7.30%, 03/15/2033(b)	2,220,000	2,095,138
		13,598,927

United Arab Emirates–0.31%
Emirate of Dubai Government International Bond, 3.90%, 09/09/2050(b)	4,850,000	4,564,384
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(b)	3,700,000	3,696,407
		8,260,791

United Kingdom–1.11%
BAT Capital Corp., 2.26%, 03/25/2028	7,400,000	7,382,824
BP Capital Markets PLC, 4.88%(c)(d)	2,590,000	2,725,975
eG Global Finance PLC, 8.50%, 10/30/2025(b)	688,000	704,856
HSBC Bank PLC, Series 2M, 0.75% (6 mo. USD
LIBOR + 0.25%)(d)(i)	1,130,000	960,076
HSBC Holdings PLC, 6.38%(c)(d)	4,285,000	4,419,142
Lloyds Bank PLC, Series 3, 0.31% (6 mo. USD
LIBOR + 0.10%)(d)(i)	2,250,000	2,028,398
Standard Chartered PLC, 7.50%(b)(c)(d)	4,625,000	4,795,177
Standard Life Aberdeen PLC, 4.25%, 06/30/2028(b)	3,775,000	3,958,563
Virgin Media Secured Finance PLC,
5.50%, 08/15/2026(b)	786,000	819,189
5.50%, 05/15/2029(b)	317,000	339,190
Vodafone Group PLC, 7.00%, 04/04/2079(c)	1,500,000	1,781,392
		29,914,782

United States–20.25%
AECOM, 5.13%, 03/15/2027	528,000	579,353
AES Corp. (The), 6.00%, 05/15/2026	301,000	315,958
Akumin, Inc., 7.00%, 11/01/2025(b)	1,860,000	1,843,725

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 03/15/2029(b)	$763,000	$ 741,331
Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(b)	6,530,000	7,022,460
Ally Financial, Inc., 8.00%, 11/01/2031	783,000	1,082,473
AMC Entertainment Holdings, Inc., 10.50%, 04/24/2026(b)	282,000	145,230
AMC Networks, Inc.,
5.00%, 04/01/2024	863,000	868,394
4.75%, 08/01/2025	306,000	306,000
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,336,000	1,466,507
Amsted Industries, Inc., 5.63%, 07/01/2027(b)	485,000	512,189
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	475,000	508,754
Anagram International, Inc./Anagram Holdings LLC, 10.00% 5% PIK Rate, 5% Cash Rate, 08/15/2026(b)(j)	54,119	45,731
Antero Resources Corp., 5.00%, 03/01/2025	1,394,000	1,048,114
Applied Materials, Inc., 2.75%, 06/01/2050	3,700,000	3,771,998
ASGN, Inc., 4.63%, 05/15/2028(b)	691,000	711,716
Ashland LLC, 4.75%, 08/15/2022	56,000	58,995
Bank of New York Mellon Corp. (The), Series G, 4.70%(c)(d)	3,700,000	3,968,250
Bausch Health Cos., Inc.,
7.00%, 03/15/2024(b)	1,094,000	1,134,751
5.75%, 08/15/2027(b)	495,000	531,816
Becton, Dickinson and Co., 3.79%, 05/20/2050	7,400,000	8,228,078
Belo Corp., 7.75%, 06/01/2027	640,000	725,776
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	157,000	162,004
Blue Cube Spinco LLC, 9.75%, 10/15/2023	38,000	38,998
BMC East LLC, 5.50%, 10/01/2024(b)	1,439,000	1,477,673
BorgWarner, Inc., 2.65%, 07/01/2027	3,700,000	3,884,905

	Principal Amount	Value
United States–(continued)
Brink’s Co. (The),
5.50%, 07/15/2025(b)	$149,000	$ 155,271
4.63%, 10/15/2027(b)	1,822,000	1,862,458
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	5,920,000	5,967,654
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	537,000	561,165
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	186,000	191,000
Calpine Corp.,
5.25%, 06/01/2026(b)	738,000	759,122
5.00%, 02/01/2031(b)	309,000	315,937
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	404,000	401,380
9.25%, 07/15/2024(b)	743,000	813,585
Camelot Finance S.A., 4.50%, 11/01/2026(b)	719,000	749,108
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	1,400,000	1,488,228
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	1,148,000	1,162,229
Carnival Corp.,
11.50%, 04/01/2023(b)	1,589,000	1,758,157
10.50%, 02/01/2026(b)	505,000	549,819
Carrier Global Corp., 2.70%, 02/15/2031(b)	3,700,000	3,873,851
CCM Merger, Inc., 6.38%, 05/01/2026(b)	990,000	1,015,987
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.00%, 03/01/2023(b)	293,000	296,479
5.38%, 05/01/2025(b)	175,000	179,944
5.75%, 02/15/2026(b)	1,276,000	1,324,373
5.13%, 05/01/2027(b)	777,000	816,887
5.88%, 05/01/2027(b)	175,000	182,767
5.00%, 02/01/2028(b)	832,000	876,928
4.50%, 08/15/2030(b)	1,647,000	1,712,888
Celanese US Holdings LLC, 5.88%, 06/15/2021	3,441,000	3,548,624

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Centene Corp.,
5.38%, 06/01/2026(b)	$1,726,000	$ 1,818,272
5.38%, 08/15/2026(b)	1,210,000	1,282,600
4.63%, 12/15/2029	1,373,000	1,496,611
3.38%, 02/15/2030	1,000,000	1,040,235
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	1,377,000	1,441,292
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	7,500,000	8,231,250
Choice Hotels International, Inc., 3.70%, 01/15/2031	14,830,000	15,372,333
CIT Group, Inc.,
4.13%, 03/09/2021	819,000	825,982
5.25%, 03/07/2025	492,000	549,503
Clarios Global L.P., 6.75%, 05/15/2025(b)	345,000	365,414
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	282,000	294,634
Clearway Energy Operating LLC, 5.75%, 10/15/2025	228,000	239,258
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	755,000	727,552
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	1,018,000	1,165,610
CNX Resources Corp., 7.25%, 03/14/2027(b)	1,333,000	1,408,008
Colfax Corp.,
6.00%, 02/15/2024(b)	455,000	474,433
6.38%, 02/15/2026(b)	228,000	240,327
Comstock Resources, Inc., 9.75%, 08/15/2026	1,292,000	1,363,060
Continental Resources, Inc.,
4.50%, 04/15/2023	1,640,000	1,573,498
3.80%, 06/01/2024	500,000	466,563
4.90%, 06/01/2044	341,000	283,669
CoreCivic, Inc.,
5.00%, 10/15/2022	114,000	109,556
4.63%, 05/01/2023	201,000	184,418
Cox Communications, Inc., 2.95%, 10/01/2050(b)	2,720,000	2,607,908
Crown Castle International Corp.,
1.35%, 07/15/2025	3,700,000	3,735,073
3.25%, 01/15/2051	3,700,000	3,685,648

	Principal Amount	Value
United States–(continued)
CSC Holdings LLC,
5.88%, 09/15/2022	$293,000	$ 309,664
5.50%, 04/15/2027(b)	1,195,000	1,258,932
4.63%, 12/01/2030(b)	2,294,000	2,296,558
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	932,000	868,358
CVS Health Corp.,
1.30%, 08/21/2027	7,400,000	7,290,508
5.05%, 03/25/2048	3,700,000	4,682,824
Cxloyalty Group, Inc., 12.50% 15.50% PIK
Rate, 12.50% Cash Rate, 11/10/2022(b)(j)	3,143,663	1,917,634
Dana Financing Luxembourg S.a.r.l., 6.50%, 06/01/2026(b)	559,000	581,989
Dana, Inc.,
5.38%, 11/15/2027	477,000	493,397
5.63%, 06/15/2028	749,000	787,450
Darling Ingredients, Inc., 5.25%, 04/15/2027(b)	230,000	244,231
DaVita, Inc., 4.63%, 06/01/2030(b)	672,000	683,941
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	1,226,000	1,271,705
6.20%, 07/15/2030(b)	7,400,000	9,065,438
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	1,623,000	1,772,813
7.38%, 01/15/2026	4,969,000	5,141,089
Diamond Sports Group LLC/ Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	2,482,000	1,450,419
6.63%, 08/15/2027(b)	1,062,000	442,058
Discovery Communications LLC, 3.63%, 05/15/2030	2,960,000	3,276,234
DISH DBS Corp.,
5.88%, 11/15/2024	662,000	666,965
7.75%, 07/01/2026	400,000	424,500
DISH Network Corp., Conv., 3.38%, 08/15/2026	300,000	265,923
Diversified Healthcare Trust, 9.75%, 06/15/2025	1,463,000	1,611,290
DPL, Inc., 4.35%, 04/15/2029	573,000	621,966
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	441,000	472,697
eBay, Inc., 2.70%, 03/11/2030	1,480,000	1,550,601
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	660,000	694,561

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Embarq Corp., 8.00%, 06/01/2036	$939,000	$ 1,102,738
Encompass Health Corp., 4.75%, 02/01/2030	718,000	749,097
Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	425,000	441,601
Energy Transfer Operating L.P., Series A, 6.25%(c)(d)	559,000	375,897
EnerSys, 5.00%, 04/30/2023(b)	820,000	845,112
EnLink Midstream LLC, 5.38%, 06/01/2029	114,000	97,812
EnLink Midstream Partners L.P.,
4.85%, 07/15/2026	1,038,000	887,179
5.60%, 04/01/2044	1,148,000	713,821
EnPro Industries, Inc., 5.75%, 10/15/2026	1,157,000	1,218,969
EPR Properties, 3.75%, 08/15/2029	7,300,000	6,227,858
EQM Midstream Partners L.P.,
6.50%, 07/01/2027(b)	754,000	791,858
5.50%, 07/15/2028	1,682,000	1,707,028
Everi Payments, Inc., 7.50%, 12/15/2025(b)	542,000	550,751
Exelon Corp., 4.45%, 04/15/2046	3,700,000	4,483,904
Expedia Group, Inc., 3.60%, 12/15/2023(b)	3,700,000	3,807,072
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	708,000	717,133
Flex Ltd., 3.75%, 02/01/2026	7,881,000	8,631,338
Ford Motor Co.,
8.50%, 04/21/2023	2,006,000	2,217,322
9.00%, 04/22/2025	453,000	533,423
9.63%, 04/22/2030	244,000	327,962
4.75%, 01/15/2043	698,000	647,831
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	417,000	435,156
4.13%, 08/04/2025	7,500,000	7,463,887
4.39%, 01/08/2026	698,000	704,219
5.11%, 05/03/2029	1,782,000	1,853,280
Freeport-McMoRan, Inc.,
4.63%, 08/01/2030	6,290,000	6,725,740
5.40%, 11/14/2034	3,539,000	4,058,791
5.45%, 03/15/2043	205,000	234,301
Frontier Communications Corp.,
10.50%, 09/15/2022(h)	4,321,000	1,786,798
11.00%, 09/15/2025(h)	1,243,000	519,729
Gartner, Inc.,
4.50%, 07/01/2028(b)	838,000	875,886
3.75%, 10/01/2030(b)	621,000	635,811

	Principal Amount	Value
United States–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	$442,000	$ 367,689
6.25%, 05/15/2026	861,000	691,133
7.75%, 02/01/2028	308,000	255,930
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	1,396,000	1,380,295
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029(b)	1,476,000	1,523,859
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,248,000	1,251,120
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	788,000	771,105
Hanesbrands, Inc.,
5.38%, 05/15/2025(b)	887,000	934,676
4.88%, 05/15/2026(b)	640,000	692,979
HCA, Inc.,
5.88%, 02/15/2026	231,000	261,319
5.38%, 09/01/2026	1,624,000	1,828,015
5.63%, 09/01/2028	924,000	1,077,130
4.13%, 06/15/2029	1,458,000	1,654,537
7.50%, 11/06/2033	665,000	900,649
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	691,000	733,531
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	1,433,000	1,435,687
HighPoint Operating Corp., 8.75%, 06/15/2025	216,000	44,280
Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 10/01/2025(b)	225,000	208,806
6.25%, 11/01/2028(b)	1,903,000	1,749,847
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	283,000	291,755
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	1,413,000	1,323,804
Hologic, Inc., 3.25%, 02/15/2029(b)	775,000	780,328
Host Hotels & Resorts L.P., Series D, 3.75%, 10/15/2023	9,337,000	9,670,432
Howmet Aerospace, Inc., 6.88%, 05/01/2025	472,000	525,690
Hyundai Capital America, 1.80%, 10/15/2025(b)	5,374,000	5,366,612
Ingles Markets, Inc., 5.75%, 06/15/2023	237,000	239,516

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
International Game Technology PLC, 6.25%, 02/15/2022(b)	$4,036,000	$ 4,139,443
Intrado Corp., 5.38%, 07/15/2022(b)	975,000	721,500
Iron Mountain, Inc.,
5.25%, 03/15/2028(b)	472,000	484,685
4.88%, 09/15/2029(b)	743,000	747,458
5.25%, 07/15/2030(b)	1,120,000	1,150,800
4.50%, 02/15/2031(b)	763,000	760,574
iStar, Inc., 4.75%, 10/01/2024	1,801,000	1,723,152
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	979,000	1,043,976
Jabil, Inc., 3.00%, 01/15/2031	3,700,000	3,742,450
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	1,032,000	1,123,590
KB Home, 4.80%, 11/15/2029	560,000	605,850
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	822,000	824,996
Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	1,000,000	1,336,930
5.00%, 06/04/2042	809,000	887,378
4.38%, 06/01/2046	1,130,000	1,157,177
5.50%, 06/01/2050(b)	1,018,000	1,159,766
L Brands, Inc.,
7.50%, 06/15/2029	470,000	503,868
6.88%, 11/01/2035	490,000	498,269
Lamar Media Corp., 5.75%, 02/01/2026	556,000	576,280
Lennar Corp.,
4.75%, 05/30/2025	760,000	835,255
5.25%, 06/01/2026	503,000	572,796
5.00%, 06/15/2027	1,173,000	1,340,152
Level 3 Financing, Inc.,
5.38%, 05/01/2025	633,000	652,221
5.25%, 03/15/2026	1,434,000	1,482,254
3.63%, 01/15/2029(b)	533,000	516,677
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	1,392,000	1,445,794
4.63%, 12/15/2027(b)	403,000	424,953
Louisiana-Pacific Corp., 4.88%, 09/15/2024	2,579,000	2,650,890
Macy’s, Inc., 8.38%, 06/15/2025(b)	1,909,000	1,995,936
Marriott International, Inc.,
4.63%, 06/15/2030	4,445,000	4,748,397
Series GG, 3.50%, 10/15/2032	10,360,000	10,234,272

	Principal Amount	Value
United States–(continued)
Mattel, Inc., 6.75%, 12/31/2025(b)	$867,000	$ 912,734
Meredith Corp., 6.88%, 02/01/2026	866,000	719,321
Meritage Homes Corp., 5.13%, 06/06/2027	1,439,000	1,595,218
MetLife, Inc., Series G, 3.85%(c)(d)	12,332,000	12,398,100
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc.,
5.63%, 05/01/2024	740,000	780,386
5.75%, 02/01/2027	228,000	246,400
MGM Resorts International,
6.00%, 03/15/2023	2,335,000	2,425,481
6.75%, 05/01/2025	920,000	969,197
5.75%, 06/15/2025	251,000	261,278
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	711,000	733,532
Motorola Solutions, Inc., 2.30%, 11/15/2030	1,480,000	1,471,919
MPLX L.P., 1.75%, 03/01/2026	5,180,000	5,157,518
MPT Operating Partnership L.P./MPT Finance Corp.,
6.38%, 03/01/2024	179,000	183,522
5.00%, 10/15/2027	170,000	178,198
4.63%, 08/01/2029	1,323,000	1,387,457
Mueller Industries, Inc., 6.00%, 03/01/2027	1,782,000	1,823,984
Murphy Oil Corp., 6.38%, 12/01/2042	545,000	407,388
Murphy Oil USA, Inc., 5.63%, 05/01/2027	290,000	305,532
Murray Energy Corp., 12.00%, 04/15/2024(b)(h)	5,744,632	14,649
Navient Corp.,
6.63%, 07/26/2021	486,000	496,631
6.50%, 06/15/2022	470,000	480,575
6.13%, 03/25/2024	889,000	902,882
5.88%, 10/25/2024	651,000	647,745
6.75%, 06/25/2025	615,000	624,994
6.75%, 06/15/2026	346,000	349,244
5.00%, 03/15/2027	862,000	806,160
NetApp, Inc., 1.88%, 06/22/2025	5,180,000	5,354,827
Netflix, Inc.,
5.88%, 11/15/2028	2,996,000	3,584,954
5.38%, 11/15/2029(b)	799,000	936,827
New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	713,000	738,401
9.75%, 07/15/2028(b)	606,000	657,510
Newell Brands, Inc.,
4.70%, 04/01/2026	825,000	879,805
5.88%, 04/01/2036	807,000	948,225

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
NGL Energy Partners L.P./NGL Energy Finance Corp.,
7.50%, 11/01/2023	$241,000	$ 130,493
6.13%, 03/01/2025	774,000	388,935
7.50%, 04/15/2026	313,000	161,466
Nordstrom, Inc., 8.75%, 05/15/2025(b)	603,000	660,683
NRG Energy, Inc., 6.63%, 01/15/2027	1,670,000	1,760,113
Nucor Corp., 2.70%, 06/01/2030	2,220,000	2,371,106
NuStar Logistics L.P., 6.00%, 06/01/2026	420,000	415,470
Occidental Petroleum Corp.,
2.70%, 08/15/2022	1,920,000	1,778,400
2.70%, 02/15/2023	440,000	394,625
6.95%, 07/01/2024	466,000	441,535
2.90%, 08/15/2024	2,700,000	2,251,800
3.20%, 08/15/2026	590,000	456,881
6.38%, 09/01/2028	381,000	334,089
6.20%, 03/15/2040	719,000	585,482
4.10%, 02/15/2047	545,000	357,139
Oceaneering International, Inc., 6.00%, 02/01/2028	74,000	54,945
Olin Corp.,
5.13%, 09/15/2027	223,000	226,624
5.63%, 08/01/2029	1,932,000	1,999,610
5.00%, 02/01/2030	238,000	240,336
Omnicare, Inc., 4.75%12/01/2022	5,295,000	5,631,597
OneMain Finance Corp.,
6.88%, 03/15/2025	1,336,000	1,472,105
8.88%, 06/01/2025	1,010,000	1,112,868
7.13%, 03/15/2026	1,673,000	1,857,222
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	336,000	344,190
4.13%, 02/15/2028(b)	300,000	312,728
Party City Holdings, Inc., 5.75% (6 mo. USD LIBOR + 5.00%), 07/15/2025(b)(i)	100,119	70,584
Penske Automotive Group, Inc., 5.50%, 05/15/2026	489,000	505,504
Phillips 66, 2.15%, 12/15/2030	11,100,000	10,445,599
Pike Corp., 5.50%, 09/01/2028(b)	503,000	515,681
Pilgrim’s Pride Corp.,
5.75%, 03/15/2025(b)	473,000	484,825
5.88%, 09/30/2027(b)	842,000	890,524
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	2,220,000	2,147,237

	Principal Amount	Value
United States–(continued)
PulteGroup, Inc.,
7.88%, 06/15/2032	$450,000	$ 638,561
6.38%, 05/15/2033	450,000	575,561
6.00%, 02/15/2035	450,000	559,125
QEP Resources, Inc., 5.63%, 03/01/2026	1,543,000	982,891
Quicken Loans LLC, 5.25%, 01/15/2028(b)	303,000	317,282
Radian Group, Inc., 4.88%, 03/15/2027	900,000	922,500
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	1,210,000	1,149,046
6.88%, 04/15/2040(b)	953,000	981,590
Roper Technologies, Inc.,
1.40%, 09/15/2027	3,700,000	3,700,462
2.00%, 06/30/2030	2,220,000	2,255,614
RR Donnelley & Sons Co., 8.25%, 07/01/2027	447,000	462,645
S&P Global, Inc., 2.30%, 08/15/2060	3,700,000	3,312,018
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	538,000	592,473
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	1,630,000	1,725,453
Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	381,000	396,594
8.25%, 03/15/2026(b)	368,000	373,227
Seagate HDD Cayman, 4.13%, 01/15/2031(b)	2,960,000	3,191,428
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	820,000	837,466
Sempra Energy, 4.00%, 02/01/2048	3,700,000	4,166,446
Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	976,000	1,035,780
5.63%, 11/01/2024(b)	149,000	163,948
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	228,000	226,005
Service Corp. International, 4.63%, 12/15/2027	288,000	305,281
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	1,200,000	1,342,272
SM Energy Co., 10.00%, 01/15/2025(b)	1,000,000	955,625
Southern Co. (The), Series B, 4.00%, 01/15/2051(c)	8,100,000	8,246,234

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Southwest Airlines Co.,
5.25%, 05/04/2025	$2,220,000	$ 2,470,810
5.13%, 06/15/2027	3,700,000	4,119,287
Southwestern Energy Co.,
6.45%, 01/23/2025	116,000	116,435
7.50%, 04/01/2026	1,009,000	1,028,474
Sprint Capital Corp.,
6.88%, 11/15/2028	1,151,000	1,456,734
8.75%, 03/15/2032	957,000	1,433,069
Sprint Corp.,
7.88%, 09/15/2023	1,260,000	1,440,337
7.63%, 03/01/2026	1,183,000	1,441,468
Standard Industries, Inc., 5.00%, 02/15/2027(b)	1,958,000	2,022,859
Steel Dynamics, Inc.,
2.40%, 06/15/2025	2,220,000	2,331,832
3.25%, 01/15/2031	2,220,000	2,400,812
Stryker Corp., 1.15%, 06/15/2025	2,590,000	2,618,974
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	1,285,000	1,152,484
Sunoco L.P./Sunoco Finance Corp.,
6.00%, 04/15/2027	230,000	238,041
5.88%, 03/15/2028	1,500,000	1,561,590
Sysco Corp.,
3.75%, 10/01/2025	5,000,000	5,564,850
3.30%, 02/15/2050	14,805,000	14,012,541
Talen Energy Supply LLC,
7.25%, 05/15/2027(b)	280,000	281,050
7.63%, 06/01/2028(b)	1,138,000	1,115,951
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	1,206,000	1,212,772
5.88%, 04/15/2026	1,372,000	1,402,012
6.50%, 07/15/2027	228,000	239,400
5.00%, 01/15/2028	760,000	751,925
5.50%, 03/01/2030(b)	243,000	244,671
4.88%, 02/01/2031(b)	231,000	225,782
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	840,000	935,025
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	840,000	891,437
TEGNA, Inc., 5.50%, 09/15/2024(b)	182,000	185,696
Teleflex, Inc., 4.88%, 06/01/2026	1,209,000	1,261,664

	Principal Amount	Value
United States–(continued)
Tenet Healthcare Corp.,
7.50%, 04/01/2025(b)	$341,000	$ 367,811
5.13%, 11/01/2027(b)	320,000	330,304
4.63%, 06/15/2028(b)	145,000	147,356
6.13%, 10/01/2028(b)	805,000	783,366
Tenneco, Inc., 5.38%, 12/15/2024	885,000	733,156
Terraform Global Operating LLC, 6.13%, 03/01/2026(b)	696,000	705,438
TerraForm Power Operating LLC,
4.25%, 01/31/2023(b)	318,000	324,161
5.00%, 01/31/2028(b)	96,000	105,571
Titan International, Inc., 6.50%, 11/30/2023	1,033,000	809,505
Triumph Group, Inc., 8.88%, 06/01/2024(b)	378,000	401,975
Universal Health Services, Inc., 2.65%, 10/15/2030(b)	4,156,000	4,150,618
Upjohn, Inc.,
1.65%, 06/22/2025(b)	4,440,000	4,538,146
3.85%, 06/22/2040(b)	2,220,000	2,387,272
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	1,400,000	1,409,660
ViacomCBS, Inc., 4.95%, 05/19/2050	3,700,000	4,341,927
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	330,000	329,794
3.75%, 02/15/2027(b)	332,000	333,401
4.13%, 08/15/2030(b)	1,155,000	1,170,881
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	258,000	267,353
5.63%, 02/15/2027(b)	460,000	480,222
5.00%, 07/31/2027(b)	969,000	1,013,574
Wabtec Corp., 3.20%, 06/15/2025	2,220,000	2,367,258
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	717,000	785,900
Western Midstream Operating L.P.,
4.10%, 02/01/2025	376,000	354,835
4.50%, 03/01/2028	577,000	536,610
4.75%, 08/15/2028	889,000	833,437
5.45%, 04/01/2044	1,111,000	946,433

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
William Carter Co. (The),
5.50%, 05/15/2025(b)	$226,000	$ 237,724
5.63%, 03/15/2027(b)	637,000	669,646
WPX Energy, Inc.,
5.75%, 06/01/2026	1,147,000	1,179,689
5.25%, 10/15/2027	138,000	138,635
5.88%, 06/15/2028	72,000	73,711
4.50%, 01/15/2030	78,000	74,997
WRKCo, Inc., 3.00%, 06/15/2033	5,180,000	5,520,148
XPO Logistics, Inc.,
6.13%, 09/01/2023(b)	991,000	1,005,246
6.75%, 08/15/2024(b)	458,000	485,228
		545,384,726
Total U.S. Dollar Denominated Bonds & Notes (Cost $963,177,465)		966,352,835

U.S. Government Sponsored Agency Mortgage-Backed Securities–15.04%
Fannie Mae Grantor Trust, IO,
0.65%, 11/25/2040	3,082,957	48,662
0.37%, 12/25/2041	19,677,237	225,062
Fannie Mae Interest STRIPS, IO,
7.50%, 05/25/2023	33,126	2,187
7.50%, 10/25/2023	16,012	1,057
7.50%, 11/25/2023	4,202	303
7.50%, 01/25/2024	14,985	1,213
6.50%, 04/25/2029	72,113	11,477
7.50%, 11/25/2029	82,403	15,386
6.50%, 06/25/2031	640,533	97,993
6.50%, 02/25/2032	231,637	38,501
6.50%, 04/25/2032	401,739	81,763
6.50%, 07/25/2032	164,223	29,873
6.00%, 12/25/2032	146,150	25,901
6.00%, 02/25/2033	347,966	65,836
6.00%, 02/25/2033	283,736	54,200
6.00%, 03/25/2033	701,786	125,862
6.00%, 03/25/2033	405,925	74,643
5.50%, 11/25/2033	835,574	154,254
5.50%, 01/25/2034	245,523	42,843
5.50%, 04/25/2034	190,975	34,791
5.50%, 04/25/2034	101,158	18,284
5.50%, 02/25/2035	66,528	11,732
5.50%, 06/25/2035	135,276	22,424
6.00%, 08/25/2035	9,500	1,984
Fannie Mae REMICs,
3.00%, 12/25/2020	50	50
3.00%, 01/25/2021	4	4
4.50%, 08/25/2025	234,469	242,041
7.00%, 07/25/2026	17,533	19,390
4.00%, 08/25/2026	2,491	2,508
8.00%, 07/18/2027	205,197	238,103
6.50%, 10/25/2028	127,735	145,360
6.50%, 04/25/2029	5,903	6,487

	Principal Amount	Value
6.50%, 11/25/2029	$215,736	$ 246,509
6.00%, 05/25/2031	74,316	82,817
6.00%, 01/25/2032	171,743	193,514
1.15% (1 mo. USD LIBOR +1.00%), 04/25/2032(i)(k)	89,272	91,202
1.15% (1 mo. USD LIBOR +1.00%), 04/25/2032(i)(k)	27,438	28,032
6.50%, 04/25/2032	220,182	258,420
1.15% (1 mo. USD LIBOR +1.00%), 09/25/2032(i)(k)	24,519	25,055
0.65% (1 mo. USD LIBOR +0.50%), 10/18/2032(i)(k)	60,399	60,671
0.65% (1 mo. USD LIBOR +0.50%), 12/25/2032(i)(k)	108,174	108,691
1.15% (1 mo. USD LIBOR +1.00%), 12/25/2032(i)(k)	17,968	18,360
0.55% (1 mo. USD LIBOR +0.40%), 11/25/2033(i)(k)	60,755	60,949
24.02% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(i)(k)	212,188	352,469
23.65% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(i)(k)	243,744	399,761
1.09% (1 mo. USD LIBOR +0.94%), 06/25/2037(i)(k)	98,590	101,041
5.00%, 04/25/2040	287,823	305,667
4.00%, 03/25/2041 IO,	121,159	131,478
5.50%, 06/25/2023	16,528	827
6.55% (1 mo. USD LIBOR + 6.70%), 02/25/2024(i)(k)	1,375	73
7.45% (1 mo. USD LIBOR + 7.60%), 06/25/2026(i)(k)	130,185	18,836
7.75% (7.90% - 1 mo. USD LIBOR), 11/18/2031(i)(k)	194,659	42,911
7.75% (7.90% - 1 mo. USD LIBOR), 11/25/2031(i)(k)	3,992	843
7.75% (7.90% - 1 mo. USD LIBOR), 12/18/2031(i)(k)	5,019	961
7.80% (1 mo. USD LIBOR + 7.95%), 01/25/2032(i)(k)	48,964	10,188
7.85% (8.00% - 1 mo. USD LIBOR), 03/18/2032(i)(k)	89,794	20,650
7.95% (1 mo. USD LIBOR + 8.10%), 03/25/2032(i)(k)	76,421	16,976
6.85% (7.00% - 1 mo. USD LIBOR), 04/25/2032(i)(k)	57,714	11,604

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Strategic Income Fund

	Principal Amount	Value
7.65% (7.80% - 1 mo. USD LIBOR), 04/25/2032(i)(k)	$44,994	$ 9,805
7.95% (8.10% - 1 mo. USD LIBOR), 04/25/2032(i)(k)	55,973	13,029
7.85% (8.00% - 1 mo. USD LIBOR), 07/25/2032(i)(k)	65,719	14,639
7.85% (8.00% - 1 mo. USD LIBOR), 07/25/2032(i)(k)	90,131	20,178
7.85% (8.00% - 1 mo. USD LIBOR), 09/25/2032(i)(k)	42,893	9,584
7.95% (1 mo. USD LIBOR + 8.10%), 12/18/2032(i)(k)	63,047	10,656
7.95% (8.10% - 1 mo. USD LIBOR), 12/18/2032(i)(k)	98,327	22,300
8.05% (1 mo. USD LIBOR + 8.20%), 01/25/2033(i)(k)	487,935	112,943
8.10% (8.25% - 1 mo. USD LIBOR), 02/25/2033(i)(k)	105,359	24,780
7.00%, 03/25/2033	410,550	82,665
7.00%, 04/25/2033	251,247	55,127
7.00%, 04/25/2033	44,030	9,134
8.10% (1 mo. USD LIBOR + 8.25%), 05/25/2033(i)(k)	217,512	51,838
7.40% (1 mo. USD LIBOR + 7.55%), 10/25/2033(i)(k)	240,987	54,069
5.90% (6.05% - 1 mo. USD LIBOR), 03/25/2035(i)(k)	156,363	28,781
6.60% (6.75% - 1 mo. USD LIBOR), 03/25/2035(i)(k)	19,374	3,338
6.45% (1 mo. USD LIBOR + 6.60%), 05/25/2035(i)(k)	518,186	84,959
6.55% (6.70% - 1 mo. USD LIBOR), 05/25/2035(i)(k)	943,873	179,054
6.60% (6.75% - 1 mo. USD LIBOR), 05/25/2035(i)(k)	387,241	59,610
7.08% (1 mo. USD LIBOR + 7.23%), 09/25/2036(i)(k)	981,849	171,908
6.39% (1 mo. USD LIBOR + 6.54%), 06/25/2037(i)(k)	1,278,733	268,410
5.90% (1 mo. USD LIBOR + 6.05%), 07/25/2038(i)(k)	42,874	7,805
4.00%, 04/25/2041	1,728,661	168,353
6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(i)(k)	251,017	53,154

	Principal Amount	Value
6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(i)(k)	$760,453	$ 151,380
Federal Home Loan Mortgage Corp.,
7.00%, 08/01/2021	3,325	3,373
7.00%, 12/01/2021	2,125	2,141
7.00%, 01/01/2022	8,766	8,837
6.50%, 02/01/2022	4,216	4,359
6.50%, 09/01/2022	7,655	7,925
6.00%, 10/01/2022	5,414	6,032
8.50%, 08/01/2031	29,305	34,476
Federal National Mortgage Association,
4.50%, 12/01/2020	8	8
9.50%, 03/15/2021	16	16
7.00%, 09/01/2021	1,008	1,021
5.00%, 11/01/2021	302	319
5.00%, 12/01/2021	147	155
5.50%, 01/01/2022	1,238	1,258
5.50%, 02/01/2022	2,203	2,242
5.50%, 02/01/2022	142	144
5.50%, 02/01/2022	6,391	6,483
5.50%, 02/01/2022	381	383
5.50%, 04/01/2022	695	704
5.50%, 05/01/2022	1,246	1,255
5.50%, 05/01/2022	1,270	1,279
5.50%, 05/01/2022	4,214	4,316
7.00%, 06/01/2022	7,839	8,044
5.50%, 07/01/2022	2,164	2,211
5.50%, 07/01/2022	1,177	1,201
7.00%, 07/01/2022	4,338	4,475
5.50%, 08/01/2022	8,624	8,827
7.00%, 08/01/2022	12,584	12,980
8.50%, 07/01/2032	3,612	3,626
7.50%, 03/01/2033	29,138	34,471
7.00%, 12/01/2033	15,140	17,329
5.50%, 02/01/2035	39,402	46,733
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, 0.65%, 02/25/2026	4,059,162	119,754
Series K735, Class X1, 1.10%, 05/25/2026	6,801,982	320,627
Series K093, Class X1, 0.95%, 05/25/2029	45,780,120	3,208,678
Freddie Mac REMICs,
7.50%, 09/15/2022	262,175	273,334
1.50%, 07/15/2023	161,695	163,008
5.00%, 09/15/2023	103,719	107,989
6.75%, 02/15/2024	10,910	11,600
6.50%, 02/15/2028	3,371	3,817
6.50%, 03/15/2028	3,251	3,648
6.50%, 04/15/2028	435,014	498,003
6.50%, 04/15/2028	3,296	3,792
6.00%, 01/15/2029	209,639	235,282
0.60% (1 mo. USD LIBOR +0.45%), 02/15/2029(i)(k)	10,767	10,793

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Strategic Income Fund

	Principal Amount	Value
0.80% (1 mo. USD LIBOR + 0.65%), 07/15/2029(i)(k)	$17,744	$ 17,882
6.50%, 01/15/2031	6,720	7,656
6.50%, 06/15/2031	55,567	63,854
6.50%, 10/15/2031	8,299	9,752
1.15% (1 mo. USD LIBOR + 1.00%), 02/15/2032(i)(k)	85,590	87,427
1.15% (1 mo. USD LIBOR + 1.00%), 02/15/2032(i)(k)	87,535	89,413
1.15% (1 mo. USD LIBOR + 1.00%), 02/15/2032(i)(k)	72,376	73,929
1.15% (1 mo. USD LIBOR + 1.00%), 03/15/2032(i)(k)	89,165	89,666
6.50%, 03/15/2032	283,394	335,657
3.50%, 05/15/2032	116,051	124,556
6.50%, 06/15/2032	33,376	38,783
0.65% (1 mo. USD LIBOR + 0.50%), 01/15/2033(i)(k)	10,232	10,341
24.21% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(i)(k)	177,671	295,935
4.00%, 06/15/2038	158,505	173,849
4.00%, 04/15/2040	162,789	166,496
3.00%, 05/15/2040 IO,	5,016	5,172
5.85% (1 mo. USD LIBOR + 6.00%), 03/15/2024(i)(k)	365,393	27,982
7.00%, 03/15/2028	8,862	1,368
7.00%, 04/15/2028	49,793	8,003
8.55% (8.70% - 1 mo. USD LIBOR), 07/17/2028(i)(k)	23,869	1,988
8.55% (8.70% - 1 mo. USD LIBOR), 07/17/2028(i)(k)	50,499	5,285
7.95% (8.10% - 1 mo. USD LIBOR), 06/15/2029(i)(k)	89,212	17,116
8.80% (1 mo. USD LIBOR + 8.95%), 08/15/2029(i)(k)	44,344	8,290
6.90% (1 mo. USD LIBOR + 7.05%), 10/15/2033(i)(k)	380,182	76,933
6.55% (6.70% - 1 mo. USD LIBOR), 01/15/2035(i)(k)	654,863	122,550
6.60% (6.75% - 1 mo. USD LIBOR), 02/15/2035(i)(k)	43,583	8,190
6.57% (1 mo. USD LIBOR + 6.72%), 05/15/2035(i)(k)	783,729	161,681
6.57% (6.72% - 1 mo. USD LIBOR), 05/15/2035(i)(k)	279,727	45,410

	Principal Amount	Value
6.00% (6.15% - 1 mo. USD LIBOR), 07/15/2035(i)(k)	$875,654	$ 123,865
6.85% (7.00% - 1 mo. USD LIBOR), 12/15/2037(i)(k)	197,892	46,543
5.85% (1 mo. USD LIBOR + 6.00%), 04/15/2038(i)(k)	66,448	11,895
5.92% (6.07% - 1 mo. USD LIBOR), 05/15/2038(i)(k)	354,535	71,374
6.10% (1 mo. USD LIBOR + 6.25%), 12/15/2039(i)(k)	164,213	31,486
Freddie Mac STRIPS, IO,
7.00%, 04/01/2027	61,799	8,623
7.00%, 04/01/2030	59,687	10,941
6.50%, 06/01/2031	50,337	9,436
6.50%, 02/01/2028	24,812	3,633
7.00%, 09/01/2029	167,846	30,294
7.50%, 12/15/2029	80,948	15,611
6.00%, 12/15/2032	144,869	23,722
Government National Mortgage Association, ARM, 2.25% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2027(i)	1,399	1,439
7.00%, 01/15/2028	8,842	9,861
7.00%, 01/15/2028	3,727	3,892
7.00%, 01/15/2028	4,569	4,636
7.00%, 01/15/2028	8,613	9,447
8.00%, 01/15/2028	8,212	8,247
8.00%, 01/15/2028	39,473	40,626
7.00%, 02/15/2028	3,931	4,307
8.00%, 02/15/2028	1,444	1,450
8.00%, 02/15/2028	9,016	10,241
7.00%, 03/15/2028	12,416	12,761
8.00%, 04/15/2028	4,324	4,330
8.00%, 05/15/2028	9,639	11,126
7.00%, 06/15/2028	403	405
7.00%, 06/15/2028	2,386	2,426
8.00%, 06/15/2028	43,963	50,070
7.00%, 07/15/2028	3,774	4,206
7.00%, 07/15/2028	862	865
7.00%, 07/15/2028	2,842	2,853
7.00%, 07/15/2028	646	726
7.00%, 07/15/2028	11,801	11,848
7.00%, 07/15/2028	3,469	3,483
7.00%, 07/15/2028	11,510	12,785
8.00%, 07/15/2028	14,912	14,976
7.00%, 08/15/2028	70,702	78,281
7.00%, 08/15/2028	5,744	6,031
7.00%, 08/15/2028	23,073	23,274
7.00%, 08/15/2028	22,351	22,438
8.00%, 09/15/2028	37,685	38,555
7.00%, 01/20/2030 IO,	29,418	34,673

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Strategic Income Fund

	Principal Amount	Value

6.40% (6.55% - 1 mo. USD LIBOR), 04/16/2037(i)(k)	$673,645	$140,087

6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(i)(k)	1,162,443	205,058
TBA, 2.50%, 11/01/2050(l)	30,200,000	31,629,781

Uniform Mortgage-Backed Securities, TBA,

2.00%, 11/01/2035(l)	28,350,000	29,397,621

2.00%, 11/01/2050(l)	279,200,000	287,870,467

2.50%, 11/01/2050(l)	40,000,000	41,679,687

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $435,525,947)		405,098,672

Asset-Backed Securities–10.83%

American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(b)	3,925,000	4,059,777

AmeriCredit Automobile Receivables Trust,
Series 2019-3, Class D, 2.58%, 09/18/2025	3,605,000	3,732,944

Series 2020-1, Class D, 1.80%, 12/18/2025	6,820,000	6,902,121

Series 2017-4, Class D, 3.08%, 12/18/2023	985,000	1,018,137

Series 2019-2, Class D, 2.99%, 06/18/2025	7,510,000	7,902,411

Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 3.84% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(i)	24,802	25,186

Benchmark Mortgage Trust, Series 2018-B1, Class XA, 0.52%, 01/15/2051(m)	13,131,652	387,582

Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 02/20/2025(b)	290,000	295,499

Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(m)	21,184	257

CarMax Auto Owner Trust,
Series 2019-3, Class D, 2.85%, 01/15/2026	2,285,000	2,357,945

Series 2017-4, Class D, 3.30%, 05/15/2024	750,000	769,051

Series 2018-1, Class D, 3.37%, 07/15/2024	510,000	526,369

	Principal Amount	Value

CCG Receivables Trust,
Series 2018-1, Class C, 3.42%, 06/16/2025(b)	$175,000	$177,375

Series 2019-1, Class B, 3.22%, 09/14/2026(b)	335,000	348,590

Series 2019-1, Class C, 3.57%, 09/14/2026(b)	80,000	82,830

Series 2018-1, Class B, 3.09%, 06/16/2025(b)	615,000	623,014

CD Mortgage Trust, Series 2017-CD6, Class XA, 0.92%, 11/13/2050(m)	5,274,724	223,562

Chase Funding Trust, Series 2003-2, Class 2A2, 0.71% (1 mo. USD LIBOR + 0.56%), 02/25/2033(i)	15,783	14,918

CHL Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	665,386	660,340

Series 2005-JA, Class A7, 5.50%, 11/25/2035	673,983	668,100
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, 1.10%, 10/12/2050(m)	15,305,720	830,885

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 3.85%, 05/25/2035(m)	856,067	863,249

Series 2006-AR1, Class 1A1, 3.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(i)	209,496	211,858

Series 2014-8, Class 1A2, 0.44% (1 mo. USD LIBOR + 0.29%), 07/20/2036(b)(i)	899,782	873,463

CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	495,000	503,299

COMM Mortgage Trust,
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	690,000	747,402

Series 2014-CR21, Class AM, 3.99%, 12/10/2047	70,000	76,370

Commercial Mortgage Trust,
Series 2012-CR5, Class XA, 1.52%, 12/10/2045(m)	6,656,501	176,689

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	4,690,000	5,119,801

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Strategic Income Fund

	Principal Amount	Value

Credit Acceptance Auto Loan Trust,
Series 2019-1A, Class B, 3.75%, 04/17/2028(b)	$200,000	$207,592

Series 2019-1A, Class C, 3.94%, 06/15/2028(b)	1,240,000	1,290,200

Series 2018-1A, Class B, 3.60%, 04/15/2027(b)	2,520,000	2,553,360

Series 2018-1A, Class C, 3.77%, 06/15/2027(b)	2,535,000	2,585,334

CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 0.38% (1 mo. USD LIBOR + 0.23%), 12/15/2035(i)	29,060	28,720

Series 2006-H, Class 2A1A, 0.30% (1 mo. USD LIBOR + 0.15%), 11/15/2036(i)	34,494	27,260

Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	650,000	666,686

Series 2019-2, Class D, 2.48%, 04/22/2025(b)	2,980,000	3,017,415

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Class 1A2, 0.59% (1 mo. USD LIBOR + 0.44%), 07/22/2036(b)(i)	344,379	342,373

Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	5,820,000	6,054,359

DT Auto Owner Trust,
Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	1,995,000	2,047,056

Series 2019-2A, Class D, 3.48%, 02/18/2025(b)	655,000	680,370

Series 2019-4A, Class D, 2.85%, 07/15/2025(b)	6,025,000	6,219,563

Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	5,000,000	5,222,151

Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	6,290,000	6,451,873

	Principal Amount	Value

FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.87%, 01/25/2050(b)(m)	$840,000	$915,957

Series 2013-K25, Class C, 3.62%, 11/25/2045(b)(m)	1,975,000	2,046,803

Series 2013-K26, Class C, 3.60%, 12/25/2045(b)(m)	335,000	347,541

) Series 2013-K27, Class C, 3.50%, 01/25/2046(b)(m)	4,187,000	4,347,120

Series 2013-K28, Class C, 3.49%, 06/25/2046(b)(m)	7,865,000	8,195,992

Series 2013-K29, Class C, 3.48%, 05/25/2046(b)(m)	4,700,000	4,905,819

Series 2014-K715, Class C, 4.15%, 02/25/2046(b)(m)	25,000	25,054

Series 2015-K44, Class B, 3.68%, 01/25/2048(b)(m)	7,345,000	7,930,088

Series 2015-K45, Class B, 3.71%, 04/25/2048(b)(m)	13,050,000	14,055,756

Series 2017-K724, Class B, 3.60%, 11/25/2023(b)(m)	4,465,000	4,712,518

Series 2016-K54, Class C, 4.05%, 04/25/2048(b)(m)	4,190,000	4,458,230

Series 2016-K723, Class C, 3.70%, 11/25/2023(b)(m)	1,885,000	1,943,519

GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.82%, 07/15/2022(b)	155,187	155,584

GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.35%, 07/25/2035(m)	127,378	129,394

HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.46% (1 mo. USD LIBOR + 0.31%), 07/25/2035(i)	11,187	11,206

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Strategic Income Fund

	Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	$425,000	$439,759

Series 2014-C20, Class AS, 4.04%, 07/15/2047	1,685,000	1,815,519

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 3.44%, 07/25/2035(m)	93,345	92,072

JPMBB Commercial Mortgage Securities Trust, Series 2014- C24, Class B, 4.12%, 11/15/2047(m)	1,655,000	1,685,755

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(m)	28,356	18,305

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.25% (1 mo. USD LIBOR + 0.10%), 08/25/2036(i)	3,495,297	1,632,691

Morgan Stanley BAML Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	1,565,000	1,631,986

Series 2014-C14, Class B, 4.75%, 02/15/2047(m)	680,000	733,772

Morgan Stanley Capital I Trust, Series 2017- HR2, Class XA, 0.79%, 12/15/2050(m)	4,955,099	223,239

Morgan Stanley ReRemic Trust, Series 2012-R3, Class 1B, 2.98%, 11/26/2036(b)(m)	9,113,672	8,626,357

	Principal Amount	Value

Navistar Financial Dealer Note Master Owner Trust II,
Series 2019-1, Class C, 1.10% (1 mo. USD LIBOR + 0.95%), 05/25/2024(b)(i)	$605,000	$604,374

Series 2019-1, Class D, 1.60% (1 mo. USD LIBOR + 1.45%), 05/25/2024(b)(i)	580,000	579,904

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	3,250,000	3,332,410

RALI Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	39,872	36,848

Residential Asset Securitization Trust, Series 2005-A6CB, Class A7, 6.00%, 06/25/2035	3,615,151	3,353,768

Santander Drive Auto Receivables Trust,
Series 2019-2, Class D, 3.22%, 07/15/2025	380,000	393,007

Series 2019-3, Class D, 2.68%, 10/15/2025	4,445,000	4,569,568

Series 2018-2, Class D, 3.88%, 02/15/2024	370,000	382,854

Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(b)	6,210,000	6,388,877

Series 2019-B, Class C, 2.77%, 08/21/2023(b)	3,250,000	3,343,306

Series 2019-C, Class C, 2.39%, 11/20/2023(b)	5,490,000	5,603,166

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	1,404,573	1,483,657

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, 1.00%, 11/15/2050(m)	9,638,174	474,905

United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.16%, 08/12/2024(b)	290,000	292,308

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Strategic Income Fund

		Principal Amount	Value

Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025		$118,657	$1,440

Series 1992-2, Class IO, 0.00%, 09/15/2022(m)		589,209	1

Series 1995-3, Class 1IO, 0.00%, 09/15/2025(m)		3,575,731	4

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 2.56%, 10/25/2033(m)		52,310	52,253

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, 0.89%, 12/15/2050(m)		6,501,958	337,928

Westlake Automobile Receivables Trust, Series 2020-1A, Class D, 2.80%, 06/16/2025(b)		7,435,000	7,630,701

WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class XA, 1.30%, 03/15/2044(b)(m)		10,619,989	32,087

Series 2013-C14, Class AS, 3.49%, 06/15/2046		1,800,000	1,882,282

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(m)		1,135,000	1,235,702

Series 2014-C20, Class AS, 4.18%, 05/15/2047		1,455,000	1,576,241

Alba PLC, Series 2007-1, Class F, 3.30% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(b)(i)	GBP	1,247,552	1,493,871

		Principal Amount	Value

Eurosail PLC,
Series 2006-2X, Class E1C, 3.31% (3 mo. GBP LIBOR + 3.25%), 12/15/2044(b)(i)	GBP	5,550,000	$6,330,614

Series 2007-1X, Class C1A, 0.00% (3 mo. EURIBOR + 0.44%), 03/13/2045(b)(i)	EUR	22,106,000	21,950,058

Series 2006-3X, Class D1C, 0.96% (3 mo. GBP LIBOR + 0.90%), 09/10/2044(b)(i)	GBP	4,000,000	4,212,286

Gemgarto PLC, Series 2018-1, Class E, 2.30% (3 mo. GBP LIBOR + 2.25%), 09/16/2065(b)(i)	GBP	6,523,475	8,107,890

Ludgate Funding PLC, Series 2007-1, Class MA, 0.30% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(b)(i)	GBP	3,629,676	4,371,661

Prosil Acquisition S.A., Series 2019-1, Class A, 1.49% (3 mo. EURIBOR + 2.00%), 10/31/2039(b)(i)	EUR	6,787,171	6,608,873

Alhambra SME Funding,
Series 2019-1, Class A, 2.00% (1 mo. EURIBOR + 2.00%), 11/30/2028(b)(i)	EUR	12,879,486	14,446,965

Series 2019-1, Class B, 2.50% (1 mo. EURIBOR + 2.50%), 11/30/2028(b)(i)	EUR	1,875,000	2,083,978

Series 2019-1, Class D, 8.73% (1 mo. EURIBOR + 9.25%), 11/30/2028(b)(i)	EUR	424,277	424,634

Futura S.r.l., Series 2019-1, Class A, 2.68% (6 mo. EURIBOR + 3.00%), 07/31/2044(b)(i)	EUR	7,126,997	7,964,621

BBVA Consumer Auto, Series 2018-1, Class C, 2.30%, 07/20/2031(b)	EUR	15,000,000	17,547,509

IM Pastor 4, FTA, Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(b)(i)	EUR	3,467,541	3,704,442

Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.30%, 04/19/2044(b)		$83,999	84,226

Total Asset-Backed Securities (Cost $285,307,804)			291,572,591

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Strategic Income Fund

	Principal Amount	Value

Agency Credit Risk Transfer Notes–2.61%
United States–2.61%
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2,
Series 2018-R07, Class 1M2, 2.55% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(i)(k)	$3,139,303	$3,134,714

Series 2019-R02, Class 1M2, 2.45% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(i)(k)	918,096	915,963

Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2,
Series 2016-C05, Class 2M2, 4.60% (1 mo. USD LIBOR + 4.45%), 01/25/2029(i)(k)	2,156,773	2,238,006

Series 2017-C01, Class 1M2, 3.70% (1 mo. USD LIBOR + 3.55%), 07/25/2029(i)(k)	8,185,333	8,445,752

Series 2017-C04, Class 2M2, 3.00% (1 mo. USD LIBOR + 2.85%), 11/25/2029(i)(k)	2,604,126	2,613,463

Series 2017-C07, Class 1M2, 2.55% (1 mo. USD LIBOR + 2.40%), 05/25/2030(i)(k)	1,090,276	1,078,760

Series 2018-C04, Class 2M2, 2.70% (1 mo. USD LIBOR + 2.55%), 12/25/2030(i)(k)	1,656,685	1,632,300

Series 2018-C06, Class 2M2, 2.25% (1 mo. USD LIBOR + 2.10%), 03/25/2031(i)(k)	4,660,048	4,567,811

Series 2019-R03, Class 1M2, 2.30% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(i)(k)	2,031,453	2,026,132

	Principal Amount	Value

United States–(continued)
Freddie Mac, Series 2014-DN3, Class M3, STACR® ,
Series 2014-DN3, Class M3, STACR® , 4.15% (1 mo. USD LIBOR + 4.00%), 08/25/2024(i)(k)	$3,143,910	$3,180,131

Series 2014-HQ2, Class M3, STACR® , 3.90% (1 mo. USD LIBOR + 3.75%), 09/25/2024(i)(k)	2,495,000	2,557,967

Series 2016-DNA2, Class M3, STACR® , 4.80% (1 mo. USD LIBOR + 4.65%), 10/25/2028(i)(k)	1,726,397	1,800,742

Series 2016-DNA3, Class M3, STACR® , 5.15% (1 mo. USD LIBOR + 5.00%), 12/25/2028(i)(k)	5,747,336	6,050,082

Series 2016-HQA3, Class M3, STACR® , 4.00% (1 mo. USD LIBOR + 3.85%), 03/25/2029(i)(k)	9,805,000	10,195,915

Series 2016-HQA4, Class M3, STACR® , 4.05% (1 mo. USD LIBOR + 3.90%), 04/25/2029(i)(k)	9,428,083	9,787,761

Series 2017-DNA1, Class M2, STACR® , 3.40% (1 mo. USD LIBOR + 3.25%), 07/25/2029(i)(k)	5,215,675	5,387,601

Series 2018-DNA1, Class M2, STACR® , 1.95% (1 mo. USD LIBOR + 1.80%), 07/25/2030(i)(k)	2,704,907	2,651,813

Series 2019-HRP1, Class M2, STACR® , 1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(i)(k)	1,700,685	1,640,512

Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.40% (1 mo. USD LIBOR + 3.25%), 10/15/2049(b)(i)(k)	320,000	296,302

Total Agency Credit Risk Transfer Notes (Cost $69,073,364)		70,201,727

U.S. Treasury Securities-2.22%
U.S. Treasury Inflation – Indexed Notes–2.22%
0.13%, 04/15/ 2025 (Cost $58,573,627)(n)	58,573,627	59,841,409

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Strategic Income Fund

	Principal Amount	Value

Variable Rate Senior Loan Interests–1.31%(o)(p)
Canada–0.05%
Valeant Pharmaceuticals International, Inc., First Lien Incremental Term Loan, 2.90% (1 mo. USD LIBOR + 2.75%), 11/27/2025	1,418,057	$1,388,221

Colombia–1.08%
Avianca Holdings S.A., Delayed Draw Term Loan, 11/10/2021	10,770,918	10,504,970

Avianca Holdings S.A., Delayed Draw Term Loan, 11/10/2021	5,956,554	5,809,479

Avianca Holdings S.A., Term Loan A-2, 11/10/2021(q)	13,000,000	12,935,000

		29,249,449

Luxembourg–0.04%
Altice Financing S.A., Term Loan, 2.90% (1 mo. USD LIBOR + 2.75%), 07/15/2025	1,088,718	1,041,315

United States–0.14%
Caesars Resort Collection LLC, Term Loan B, 2.90% (1 mo. USD LIBOR + 2.75%), 12/23/2024	1,658,680	1,559,856

Claire’s Stores, Inc., Term Loan, 6.65% (1 mo. USD LIBOR + 6.50%), 12/18/2026(k)	189,555	150,033

Dun & Bradstreet Corp. (The), Term Loan, 3.89% (1 mo. USD LIBOR + 3.75%), 02/08/2026(k)	1,037,785	1,023,946

PetSmart, Inc., First Lien Term Loan, 4.50% (1 mo. USD LIBOR + 4.00%), 03/11/2022(k)	882,550	875,260

Windstream Services LLC, Term Loan B-6, 4.75% (3 mo. Prime Rate + 5.00%), 03/29/2021(q)(r)	184,810	113,672

		3,722,767

Total Variable Rate Senior Loan Interests (Cost $34,310,888)		35,401,752

Investment Companies–0.30%
United States–0.30%
Invesco Master Event-Linked Bond Fund, Class R6,(s) (Cost $6,292,016)	500,557	7,986,838

	Shares	Value

Common Stocks & Other Equity Interests–0.02%
Kazakhstan–0.00%
Astana-Finance JSC, GDR(b)(f)(t)	1,681,848	$2

United States–0.02%
Claire’s Stores, Inc.(t)	614	220,656

Cxloyalty Group, Inc., Wts., expiring 4/10/2024(f)(t)	2,297	0

McDermott International Ltd.(t)	38,319	65,142

McDermott International Ltd., Series A, Wts., expiring 6/30/2027(t)	76,715	24,932

McDermott International Ltd., Series B, Wts., expiring 6/30/2027(t)	85,239	17,048

Murray Energy Corp.(t)(u)	1,781	16,029

Murray Energy Corp.(t)(u)	348	3,132

Party City Holdco, Inc.(t)	10,188	20,274

Quicksilver Resources, Inc.(f)(t)	12,760,000	0

Sabine Oil & Gas Holdings, Inc.(t)	2,510	35,140

Whiting Petroleum Corp.(t)	8,849	129,196

		531,549

Total Common Stocks & Other Equity Interests (Cost $17,928,728)		531,551

Preferred Stocks–0.00%
United States–0.00%
Claire’s Stores, Inc., Series A, Pfd. (Cost $97,198)	195	34,125

Money Market Funds–2.57%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(s)(v)	24,182,945	24,182,945

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(s)(v)	17,257,665	17,264,568

Invesco Treasury Portfolio, Institutional Class, 0.01%(s)(v)	27,637,651	27,637,651

Total Money Market Funds (Cost $69,087,063)		69,085,164

Options Purchased–1.13%
(Cost $42,134,045)(w)		30,553,945

TOTAL INVESTMENTS IN SECURITIES–108.24% (Cost $2,986,134,633)		2,914,858,501

OTHER ASSETS LESS LIABILITIES–(8.24)%		(221,928,000)

NET ASSETS–100.00%		$2,692,930,501

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Strategic Income Fund

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CNH	– Chinese Renminbi
Conv.	– Convertible
COP	– Colombia Peso
Ctfs.	– Certificates
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
GDR	– Global Depositary Receipt
IDR	– Indonesian Rupiah
INR	– Indian Rupee
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
Pfd.	– Preferred
PIK	– Pay-in-Kind
REMICs	– Real Estate Mortgage Investment Conduits
RUB	– Russian Ruble
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
Wts.	– Warrants
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,380,857,834, which represented 51.28% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2020 was $2,995,116, which represented less than 1% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1R.
(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(n)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(o)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(p)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)	This variable rate interest will settle after October 31, 2020, at which time the interest rate will be determined.
(r)	The borrower has filed for protection in federal bankruptcy court.
(s)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	October 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2020	Dividend Income
Invesco Master Event-Linked Bond Fund, Class R6*	$70,479,468	$1,062,960	$(62,905,606)	$(18,716,596)	$18,066,612	$7,986,838	$1,664,703
Invesco Oppenheimer Ultra-Short Duration Fund	46,961,543	520,201	(35,429,997)	88,852	(12,140,599)	-	495,902
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	428,982,245	2,098,056,583	(2,502,242,619)	(613,264)	-	24,182,945	1,870,952
Invesco Liquid Assets Portfolio, Institutional Class	-	181,476,605	(164,203,072)	(1,899)	(7,066)	17,264,568	8,446
Invesco Treasury Portfolio, Institutional Class	-	290,362,566	(262,724,915)	-	-	27,637,651	3,347
Investments in Other Affiliates:
OFI Carlyle Private Credit Fund, CI.I	1,530,295	65,675	-	78,987	(1,674,957)	-	36,041
Total	$547,953,551	$2,571,544,590	$(3,027,506,209)	$(19,163,920)	$4,243,990	$77,072,002	$4,079,391

*	At October 31, 2020, this security was no longer an affiliate of the Fund.

(t)	Non-income producing security.
(u)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(v)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(w)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased(a)
	Type of		Expiration		Exercise	Notional
Description	Contract	Counterparty	Date		Price	Value	Value
Currency Risk
AUD versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/01/2021	USD	0.73	AUD 82,135,524	$442,800

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)

	Type of		Expiration	Exercise		Notional
Description	Contract	Counterparty	Date	Price		Value		Value

Currency Risk

EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	01/05/2021	CZK	26.65	EUR	60,000,000	$257,574

EUR versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/16/2020	JPY	123.00	EUR	90,000,000	1,362,116

EUR versus JPY	Put	Morgan Stanley & Co. International PLC	11/16/2020	JPY	123.00	EUR	60,000,000	908,078

EUR versus NOK	Put	Goldman Sachs International	12/18/2020	NOK	10.33	EUR	93,750,000	68,460

EUR versus NOK	Put	Goldman Sachs International	01/06/2021	NOK	8.36	EUR	8,850,000	4,339

EUR versus NOK	Put	Goldman Sachs International	01/06/2021	NOK	8.65	EUR	8,850,000	7,926

EUR versus NOK	Put	J.P. Morgan Chase Bank, N.A.	08/26/2021	NOK	8.90	EUR	8,750,000	172,426

EUR versus PLN	Put	Morgan Stanley & Co. International PLC	10/28/2021	PLN	4.20	EUR	7,500,000	403,743

NZD versus USD	Put	Morgan Stanley & Co. International PLC	01/19/2021	USD	0.64	NZD	93,603,744	596,380

USD versus BRL	Put	Goldman Sachs International	11/10/2020	BRL	5.32	USD	37,500,000	10,463

USD versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.42	USD	45,000,000	264,420

USD versus BRL	Put	Goldman Sachs International	02/12/2021	BRL	3.85	USD	3,750,000	3,855

USD versus BRL	Put	Goldman Sachs International	04/26/2021	BRL	4.75	USD	3,750,000	155,494

USD versus BRL	Put	Goldman Sachs International	08/17/2021	BRL	3.85	USD	3,540,000	44,094

USD versus CAD	Put	Morgan Stanley & Co. International PLC	11/27/2020	CAD	1.29	USD	60,000,000	61,500

USD versus CNH	Put	J.P. Morgan Chase Bank, N.A.	07/15/2021	CNH	6.35	USD	1,875,000	136,661

USD versus CNH	Put	Standard Chartered Bank PLC	12/01/2020	CNH	6.63	USD	67,500,000	317,790

USD versus CNH	Put	Standard Chartered Bank PLC	01/07/2021	CNH	6.53	USD	4,300,000	1,723,212

USD versus CNH	Put	Standard Chartered Bank PLC	07/28/2021	CNH	6.40	USD	4,300,000	1,249,086

USD versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	15,000.00	USD	37,000,000	945,646

USD versus IDR	Put	J.P. Morgan Chase Bank, N.A.	05/17/2021	IDR	14,790.00	USD	56,250,000	1,209,656

USD versus INR	Put	Goldman Sachs International	04/09/2021	INR	69.50	USD	3,700,000	322,644

USD versus INR	Put	Goldman Sachs International	06/11/2021	INR	71.00	USD	3,750,000	864,892

USD versus INR	Put	Goldman Sachs International	07/02/2021	INR	70.50	USD	3,750,000	715,327

USD versus INR	Put	Standard Chartered Bank PLC	04/09/2021	INR	69.70	USD	3,700,000	358,563

USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/06/2021	JPY	104.00	USD	90,000,000	987,570

USD versus MXN	Put	Bank of America, N.A.	12/23/2020	MXN	21.00	USD	3,750,000	1,614,232

USD versus MXN	Put	Citibank N.A.	03/04/2021	MXN	19.98	USD	37,500,000	406,838

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	20.85	USD	56,250,000	1,159,594

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	20.10	USD	75,000,000	1,610,925

USD versus MXN	Put	Morgan Stanley & Co. International PLC	05/07/2021	MXN	22.10	USD	35,000,000	2,064,265

USD versus NOK	Put	J.P. Morgan Chase Bank, N.A.	01/26/2021	NOK	9.06	USD	42,500,000	366,733

USD versus RUB	Put	Goldman Sachs International	03/08/2021	RUB	67.99	USD	67,300,000	140,253

USD versus RUB	Put	Goldman Sachs International	03/26/2021	RUB	74.80	USD	67,300,000	869,045

USD versus RUB	Put	Goldman Sachs International	04/29/2021	RUB	70.00	USD	9,000,000	43,641

USD versus RUB	Put	J.P. Morgan Chase Bank, N.A.	11/12/2020	RUB	71.50	USD	37,500,000	1,763

Subtotal – Foreign Currency Put Options Purchased								21,429,204

Total Foreign Currency Options Purchased								$21,872,004

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

				Pay/
				Receive
	Type of		Exercise	Exercise	Floating Rate	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate	Index	Frequency	Date	Value		Value

Interest Rate Risk

1 Year Interest Rate Swap	Put	Bank of America, N.A.	0.41%	Pay	6 Month EUR LIBOR	Semi Annual	02/08/2021	EUR	937,500,000	$54,374

10 Year Interest Rate Swap	Put	Goldman Sachs International	2.27	Pay	3 Month USD LIBOR	Quarterly	12/02/2020	USD	135,000,000	585

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.61	Pay	6 Month EUR LIBOR	Semi Annual	04/06/2021	EUR	354,000,000	1,905

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.62	Pay	6 Month EUR LIBOR	Semi Annual	04/12/2021	EUR	353,750,000	2,039

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	05/31/2022	USD	133,200,000	4,521,481

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	09/26/2022	USD	104,700,000	4,100,572

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.12	Pay	6 Month EUR LIBOR	Annual	03/29/2021	EUR	353,800,000	985

Total Interest Rate Swaptions Purchased										$8,681,941

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.

Open Over-The-Counter Credit Default Swaptions Written(a)

				(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Premiums	Notional			Unrealized
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)	Received	Value		Value	Appreciation

Credit Risk

J.P. Morgan Chase Bank, N.A.	Put	4.50%	Markit iTraxx Europe Corssover Index, Series 32, Version 1	(5.00)	Quarterly	12/16/2020	3.670%	$(548,507)	EUR	44,400,000	$(489,357)	$ 59,150

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	2.75	Markit iTraxx Europe Corssover Index, Series 32, Version 1	5.00	Quarterly	12/16/2020	3.670	(289,925)	EUR	44,400,000	(33,288)	256,637

Total Credit Default Swaptions Written								$(838,432)			$(522,645)	$315,787

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)

Currency Risk

EUR versus CZK	Call	J.P. Morgan Chase Bank, N.A.	01/05/2021	CZK	27.60	$(438,785)	EUR	60,000,000	$(532,758)	$(93,973)

EUR versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	12/08/2020	ZAR	19.05	(1,073,444)	EUR	34,900,000	(859,181)	214,263

NZD versus USD	Call	Morgan Stanley & Co. International PLC	01/19/2021	USD	0.69	(412,800)	NZD	87,463,557	(388,450)	24,350

USD versus BRL	Call	Goldman Sachs International	12/11/2020	BRL	5.91	(771,840)	USD	45,000,000	(789,390)	(17,550)

USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	04/26/2021	BRL	6.50	(375,000)	USD	9,375,000	(180,891)	194,109

USD versus CNH	Call	Standard Chartered Bank PLC	12/01/2020	CNH	7.05	(366,795)	USD	67,500,000	(77,895)	288,900

USD versus CNH	Call	Standard Chartered Bank PLC	07/28/2021	CNH	7.13	(504,820)	USD	43,000,000	(463,110)	41,710

USD versus IDR	Call	Goldman Sachs International	02/23/2021	IDR	16,000.00	(536,500)	USD	37,000,000	(307,581)	228,919

USD versus IDR	Call	J.P. Morgan Chase Bank, N.A.	05/17/2021	IDR	16,485.00	(863,140)	USD	56,250,000	(678,544)	184,596

USD versus INR	Call	Goldman Sachs International	04/09/2021	INR	77.50	(596,440)	USD	3,700,000	(1,075,053)	(478,613)

USD versus INR	Call	Goldman Sachs International	06/11/2021	INR	83.00	(630,000)	USD	3,750,000	(261,401)	368,599

USD versus INR	Call	Goldman Sachs International	07/02/2021	INR	84.05	(373,125)	USD	3,750,000	(243,866)	129,259

USD versus INR	Call	Standard Chartered Bank PLC	04/09/2021	INR	77.75	(657,491)	USD	3,700,000	(995,334)	(337,843)

USD versus MXN	Call	Citibank N.A.	03/04/2021	MXN	22.52	(754,103)	USD	37,500,000	(940,238)	(186,135)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	22.70	(821,249)	USD	56,250,000	(900,787)	(79,538)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	23.09	(1,710,375)	USD	75,000,000	(4,123,500)	(2,413,125)

USD versus NOK	Call	J.P. Morgan Chase Bank, N.A.	01/26/2021	NOK	10.19	(624,962)	USD	42,500,000	(467,967)	156,995

USD versus RUB	Call	Goldman Sachs International	02/24/2021	RUB	80.00	(1,017,375)	USD	3,750,000	(1,792,481)	(775,106)

USD versus RUB	Call	Goldman Sachs International	03/26/2021	RUB	88.69	(1,481,812)	USD	67,300,000	(1,151,436)	330,376

USD versus RUB	Call	Goldman Sachs International	04/29/2021	RUB	95.00	(859,824)	USD	72,000,000	(878,904)	(19,080)

USD versus RUB	Call	Goldman Sachs International	08/23/2021	RUB	85.00	(864,000)	USD	3,750,000	(1,321,249)	(457,249)

USD versus ZAR	Call	Goldman Sachs International	11/27/2020	ZAR	17.53	(369,367)	USD	21,200,000	(78,164)	291,203

USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	01/27/2021	ZAR	17.21	(1,438,313)	USD	56,250,000	(1,007,044)	431,269

Subtotal – Foreign Currency Call Options Written						(17,541,560)			(19,515,224)	(1,973,664)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)

Currency Risk

AUD versus USD	Put	J.P.Morgan Chase Bank, N.A.	02/01/2021	USD	0.68	$(581,400)	AUD	88,626,292	$(581,400)	$-

EUR versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/16/2020	JPY	119.00	(373,309)	EUR	90,000,000	(202,090)	171,219

EUR versus JPY	Put	Morgan Stanley & Co. International PLC	11/16/2020	JPY	119.00	(237,190)	EUR	60,000,000	(134,727)	102,463

USD versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.10	(212,138)	USD	45,000,000	(33,660)	178,478

USD versus CLP	Put	Morgan Stanley & Co. International PLC	12/22/2020	CLP	750.00	(841,380)	USD	74,000,000	(543,308)	298,072

USD versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	14,500.00	(462,500)	USD	37,000,000	(365,597)	96,903

USD versus IDR	Put	J.P. Morgan Chase Bank, N.A.	05/17/2021	IDR	14,100.00	(355,612)	USD	56,250,000	(380,306)	(24,694)

USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/06/2021	JPY	100.00	(337,157)	USD	90,000,000	(262,530)	74,627

USD versus MXN	Put	Citibank N.A.	03/04/2021	MXN	18.57	(299,192)	USD	37,500,000	(80,625)	218,567

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	19.70	(335,436)	USD	56,250,000	(306,113)	29,323

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	18.40	(673,800)	USD	75,000,000	(515,925)	157,875

Subtotal – Foreign Currency Put Options Written						(4,709,114)			(3,406,281)	1,302,833

Total – Foreign Currency Options Written						$(22,250,674)			$(22,921,505)	$(670,831)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

10 Year Interest Rate Swap	Call	Bank of America, N.A.	0.63%	3 Month USD LIBOR	Receive	Quarterly	11/30/2020	$(906,499)	USD	185,000,000	$(256,824)	$649,675

20 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.90	3 Month USD LIBOR	Receive	Quarterly	12/21/2020	(701,704)	USD	110,100,000	(576,239)	125,465

30 Year Interest Rate Swap	Call	Morgan Stanley & Co. International PLC	0.77	3 Month USD LIBOR	Receive	Quarterly	03/02/2021	(1,586,000)	USD	61,000,000	(600,267)	985,733

Subtotal–Interest Rate Call Swaptions Written								(3,194,203)			(1,433,330)	1,760,873

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.79	3 Month CDOR	Pay	Quarterly	11/23/2020	(167,503)	CAD	86,300,000	(106,592)	60,911

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.78	3 Month CDOR	Pay	Quarterly	11/02/2020	(87,459)	CAD	58,000,000	(32,209)	55,250

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.77	3 Month CDOR	Pay	Quarterly	11/16/2020	(85,581)	CAD	43,100,000	(57,650)	27,931

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.77	3 Month CDOR	Pay	Quarterly	11/16/2020	(73,653)	CAD	38,100,000	(50,962)	22,691

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.76	3 Month CDOR	Pay	Quarterly	11/27/2020	(129,365)	CAD	71,000,000	(118,027)	11,338

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.79	3 Month CDOR	Pay	Quarterly	12/01/2020	(152,682)	CAD	85,650,000	(152,682)	–

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.75	3 Month CDOR	Pay	Quarterly	11/30/2020	(127,074)	CAD	70,500,000	(164,144)	(37,070)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received		Notional Value	Value	Unrealized Appreciation (Depreciation)

10 Year Interest Rate Swap	Put	Bank of America, N.A.	0.83%	3 Month USD LIBOR	Pay	Quarterly	11/30/2020	$(1,054,500)	USD	185,000,000	$(2,195,332)	$(1,140,832)

10 Year Interest Rate Swap	Put	Goldman Sachs International	0.90	3 Month USD LIBOR	Pay	Quarterly	12/09/2020	(610,500)	USD	185,000,000	(1,768,435)	(1,157,935)

30 Year Interest Rate Swap	Put	Goldman Sachs International	1.40	3 Month USD LIBOR	Pay	Quarterly	01/27/2021	(4,850,219)	USD	202,000,000	(6,838,150)	(1,987,931)

20 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.30	3 Month USD LIBOR	Pay	Quarterly	12/21/2020	(1,629,480)	USD	110,100,000	(2,123,172)	(493,692)

30 Year Interest Rate Swap	Put	Morgan Stanley & Co. International PLC	1.37	3 Month USD LIBOR	Pay	Quarterly	03/02/2021	(1,574,909)	USD	61,000,000	(2,671,718)	(1,096,809)

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/05/2020	(256,087)	CAD	133,200,000	(121,415)	134,672

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.79	3 Month CDOR	Pay	Quarterly	11/23/2020	(123,477)	CAD	63,610,000	(75,636)	47,841

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/19/2020	(146,077)	CAD	73,400,000	(108,611)	37,466

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/26/2020	(84,227)	CAD	47,300,000	(79,258)	4,969

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/30/2020	(87,030)	CAD	47,300,000	(88,708)	(1,678)

Subtotal–Interest Rate Put Swaptions Written								(11,239,823)			(16,752,701)	(5,512,878)

Total Open Over-The-Counter Interest Rate Swaptions Written								$(14,434,026)			$(18,186,031)	$(3,752,005)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2	December-2020	$441,688	$43	$ 43

U.S. Treasury Long Bonds	1,470	December-2020	253,529,062	(6,185,445)	(6,185,445)

Subtotal–Long Futures Contracts				(6,185,402)	(6,185,402)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37	Invesco Global Strategic Income Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Canada 10 Year Bonds	2,422	December-2020	$(274,576,957)	$608,358	$ 608,358

Euro Bobl	10	December-2020	(1,582,410)	(7,703)	(7,703)

Euro-BTP	1,523	December-2020	(265,337,067)	(6,388,417)	(6,388,417)

Euro Bund	48	December-2020	(9,847,349)	(114,108)	(114,108)

Euro Buxl 30 Year Bonds	301	December-2020	(80,194,031)	(1,178,378)	(1,178,378)

U.S. Treasury 5 Year Notes	405	December-2020	(50,868,633)	107,789	107,789

U.S. Treasury 10 Year Notes	599	December-2020	(82,793,031)	787,048	787,048

U.S. Treasury 10 Year Ultra Bonds	711	December-2020	(111,826,969)	1,514,554	1,514,554

U.S. Treasury Ultra Bonds	1,413	December-2020	(303,795,000)	8,178,758	8,178,758

Subtotal–Short Futures Contracts				3,507,901	3,507,901

Total Futures Contracts				$(2,677,501)	$(2,677,501)

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation

	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

11/04/2020	Bank of America, N.A.	USD	8,704,953	JPY	912,453,200	$10,393

11/05/2020	Bank of America, N.A.	EUR	27,930,000	USD	33,189,219	659,106

12/02/2020	Bank of America, N.A.	GBP	3,500,000	AUD	6,463,275	8,665

12/16/2020	Bank of America, N.A.	CHF	54,946,329	USD	60,639,800	635,543

12/16/2020	Bank of America, N.A.	EUR	59,878,000	USD	71,100,334	1,291,541

12/16/2020	Bank of America, N.A.	MXN	634,831,500	USD	30,000,000	212,148

12/16/2020	Bank of America, N.A.	USD	5,286,036	AUD	7,523,000	3,107

12/16/2020	Bank of America, N.A.	USD	15,377,908	GBP	11,999,180	172,096

12/16/2020	Bank of America, N.A.	USD	44,991,031	JPY	4,772,378,622	619,417

12/16/2020	Bank of America, N.A.	USD	87,382,959	KRW	103,531,329,759	3,673,707

12/16/2020	Bank of America, N.A.	USD	59,335,257	MXN	1,298,250,283	1,581,832

12/17/2020	Bank of America, N.A.	USD	58,795,421	ZAR	1,001,109,633	2,404,896

12/17/2020	Bank of America, N.A.	ZAR	341,500,000	USD	20,989,551	112,808

01/15/2021	Bank of America, N.A.	USD	22,700,000	MXN	490,093,000	220,769

08/30/2021	Bank of America, N.A.	EUR	36,421,200	USD	42,777,792	64,004

11/04/2020	Citibank, N.A.	BRL	104,536,481	USD	18,584,263	365,826

11/04/2020	Citibank, N.A.	USD	18,111,591	BRL	104,536,481	106,846

12/02/2020	Citibank, N.A.	BRL	151,860,000	USD	26,975,034	545,837

12/16/2020	Citibank, N.A.	COP	47,047,160,000	USD	12,177,166	45,026

12/16/2020	Citibank, N.A.	EUR	193,305,000	USD	230,068,905	4,704,180

12/16/2020	Citibank, N.A.	RUB	5,563,170,642	USD	73,508,155	3,784,117

12/16/2020	Citibank, N.A.	USD	13,753,776	MXN	300,520,000	347,361

11/04/2020	Goldman Sachs International	BRL	114,363,000	USD	20,512,623	581,637

11/04/2020	Goldman Sachs International	USD	19,814,096	BRL	114,363,000	116,890

11/05/2020	Goldman Sachs International	RUB	596,242,620	EUR	8,100,000	1,930,376

11/13/2020	Goldman Sachs International	BRL	40,599,375	USD	7,500,000	427,420

12/01/2020	Goldman Sachs International	USD	7,500,000	ZAR	122,712,750	15,914

12/10/2020	Goldman Sachs International	USD	7,500,000	ZAR	144,987,750	1,370,786

12/10/2020	Goldman Sachs International	ZAR	4,247,010	USD	260,115	270

12/16/2020	Goldman Sachs International	EUR	6,705,000	USD	7,979,218	162,191

12/16/2020	Goldman Sachs International	IDR	402,095,000,000	USD	27,255,135	167,029

12/16/2020	Goldman Sachs International	MXN	635,950,500	USD	30,000,000	159,642

12/16/2020	Goldman Sachs International	NZD	71,000,000	USD	47,384,690	437,800

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation

	Counterparty		Deliver		Receive	(Depreciation)

12/16/2020	Goldman Sachs International	USD	19,161,208	MXN	411,862,500	$164,392

12/17/2020	Goldman Sachs International	USD	31,000,341	ZAR	527,136,000	1,224,792

01/08/2021	Goldman Sachs International	NOK	585,800,000	USD	69,698,044	8,346,757

01/11/2021	Goldman Sachs International	RUB	2,118,585,060	USD	28,624,306	2,140,586

01/11/2021	Goldman Sachs International	USD	25,800,000	RUB	2,118,585,060	683,720

01/11/2021	Goldman Sachs International	USD	18,275,000	ZAR	338,760,020	2,374,151

02/08/2021	Goldman Sachs International	RUB	1,589,400,000	USD	21,411,540	1,596,509

02/24/2021	Goldman Sachs International	RUB	714,843,750	USD	9,375,000	477,936

02/25/2021	Goldman Sachs International	RUB	2,223,375,000	USD	31,796,849	4,127,244

02/25/2021	Goldman Sachs International	USD	26,250,000	RUB	2,223,375,000	1,419,605

03/08/2021	Goldman Sachs International	BRL	95,000,000	USD	23,069,451	6,585,420

03/09/2021	Goldman Sachs International	RUB	247,254,816	USD	3,365,000	291,796

03/17/2021	Goldman Sachs International	RUB	596,242,620	USD	8,001,807	597,105

04/15/2021	Goldman Sachs International	INR	2,068,762,500	USD	27,750,000	480,316

04/30/2021	Goldman Sachs International	RUB	1,595,691,900	USD	19,800,000	73,604

05/10/2021	Goldman Sachs International	USD	24,500,000	MXN	536,530,400	262,387

08/24/2021	Goldman Sachs International	RUB	466,800,000	USD	6,000,000	298,408

11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	151,860,000	USD	27,247,281	781,383

11/04/2020	J.P. Morgan Chase Bank, N.A.	JPY	774,632,000	USD	7,400,000	1,060

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	26,310,683	BRL	151,860,000	155,215

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	15,920,028	JPY	1,668,753,200	19,160

11/13/2020	J.P. Morgan Chase Bank, N.A.	RUB	555,487,500	USD	7,500,000	514,834

12/16/2020	J.P. Morgan Chase Bank, N.A.	AUD	262,827,279	USD	191,721,986	6,937,841

12/16/2020	J.P. Morgan Chase Bank, N.A.	CHF	24,043,367	USD	26,310,000	53,389

12/16/2020	J.P. Morgan Chase Bank, N.A.	COP	48,081,000,000	USD	12,926,564	527,825

12/16/2020	J.P. Morgan Chase Bank, N.A.	CZK	545,889,195	USD	24,407,646	1,059,800

12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	549,464,617	USD	652,930,677	12,337,098

12/16/2020	J.P. Morgan Chase Bank, N.A.	INR	4,516,700,000	USD	61,081,907	734,132

12/16/2020	J.P. Morgan Chase Bank, N.A.	KRW	34,710,218,370	USD	30,560,150	32,224

12/16/2020	J.P. Morgan Chase Bank, N.A.	NZD	90,216,141	USD	60,232,987	579,927

12/16/2020	J.P. Morgan Chase Bank, N.A.	PLN	109,411,672	USD	27,720,000	77,972

12/16/2020	J.P. Morgan Chase Bank, N.A.	SEK	69,791,050	USD	7,992,905	145,451

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	18,375,000	CNY	125,280,750	266,885

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	5,167,708	EUR	4,433,000	507

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	111,117,575	GBP	86,409,937	862,992

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	102,361,950	IDR	1,550,271,737,500	2,075,867

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	12,139,866	JPY	1,287,426,704	164,294

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	77,680,405	MXN	1,687,153,366	1,484,971

12/17/2020	J.P. Morgan Chase Bank, N.A.	USD	14,242,636	ZAR	236,910,000	240,260

01/29/2021	J.P. Morgan Chase Bank, N.A.	ZAR	539,594,100	USD	32,895,059	70,255

02/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	3,178,800,000	USD	44,724,815	5,094,753

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	822,220,000	USD	26,437,942	70,314

03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	27,787,512	THB	872,250,000	184,520

04/28/2021	J.P. Morgan Chase Bank, N.A.	BRL	10,762,500	USD	1,875,000	11,091

08/30/2021	J.P. Morgan Chase Bank, N.A.	NOK	378,550,000	USD	42,143,994	2,514,482

08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	42,144,165	EUR	36,225,000	339,525

08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	22,822,873	NOK	218,232,312	23,356

01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	421,076,475	USD	20,250,000	1,377,287

12/16/2020	Morgan Stanley & Co. International PLC	CHF	27,135,077	USD	29,690,000	57,080

12/16/2020	Morgan Stanley & Co. International PLC	COP	61,689,820,000	USD	15,973,907	65,835

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized Appreciation
Settlement Date		Contract to

	Counterparty		Deliver		Receive	(Depreciation)

12/16/2020	Morgan Stanley & Co. International PLC	KRW	28,901,607,000	USD	25,455,000	$35,796

12/16/2020	Morgan Stanley & Co. International PLC	MXN	308,934,300	USD	14,524,222	28,266

12/16/2020	Morgan Stanley & Co. International PLC	RUB	457,632,000	USD	5,760,000	24,431

08/26/2021	Morgan Stanley & Co. International PLC	EUR	19,210,000	USD	22,975,160	448,283

12/16/2020	Royal Bank of Canada	EUR	164,198,689	USD	195,847,140	4,416,021

12/16/2020	Royal Bank of Canada	USD	5,501,696	EUR	4,725,000	6,948

12/16/2020	Royal Bank of Canada	USD	12,579,693	GBP	9,710,000	3,713

12/16/2020	Royal Bank of Canada	USD	17,734,176	JPY	1,880,000,000	233,309

12/16/2020	Royal Bank of Scotland PLC	EUR	2,410,000	USD	2,876,841	67,141

12/16/2020	Standard Charted Bank PLC	AUD	21,375,000	USD	15,635,428	607,455

12/16/2020	Standard Charted Bank PLC	IDR	201,200,000,000	USD	13,599,189	44,863

12/16/2020	Standard Charted Bank PLC	USD	33,077,643	CNY	227,121,020	718,163

04/15/2021	Standard Charted Bank PLC	INR	2,713,698,400	USD	36,260,000	489,003

Subtotal–Appreciation						104,068,885

Currency Risk

11/04/2020	Bank of America, N.A.	JPY	912,453,200	USD	8,560,000	(155,346)

11/05/2020	Bank of America, N.A.	USD	33,190,000	RUB	2,446,725,578	(2,397,988)

12/02/2020	Bank of America, N.A.	AUD	19,489,575	GBP	10,500,000	(96,120)

12/02/2020	Bank of America, N.A.	GBP	7,000,000	AUD	12,594,505	(216,100)

12/16/2020	Bank of America, N.A.	GBP	59,372,009	USD	76,514,628	(426,884)

12/16/2020	Bank of America, N.A.	JPY	4,612,484,360	USD	43,806,858	(275,453)

12/16/2020	Bank of America, N.A.	MXN	594,747,900	USD	27,000,000	(907,031)

12/16/2020	Bank of America, N.A.	USD	82,306,367	AUD	113,767,472	(2,320,662)

12/16/2020	Bank of America, N.A.	USD	24,307,659	CZK	543,470,632	(1,063,256)

12/16/2020	Bank of America, N.A.	USD	42,139,467	EUR	35,890,116	(296,959)

12/16/2020	Bank of America, N.A.	USD	29,595,000	GBP	22,787,646	(63,980)

12/16/2020	Bank of America, N.A.	USD	21,501,104	HUF	6,467,102,200	(979,425)

12/16/2020	Bank of America, N.A.	USD	13,367,767	INR	992,088,800	(112,436)

12/16/2020	Bank of America, N.A.	USD	106,438,711	NOK	960,290,052	(5,865,510)

12/16/2020	Bank of America, N.A.	USD	5,989,140	NZD	9,000,000	(38,126)

12/16/2020	Bank of America, N.A.	USD	17,197,235	PLN	64,444,918	(915,716)

12/16/2020	Bank of America, N.A.	USD	8,075,198	SEK	70,581,270	(138,890)

12/17/2020	Bank of America, N.A.	USD	17,511,144	ZAR	285,291,558	(70,563)

12/17/2020	Bank of America, N.A.	ZAR	365,076,800	USD	21,400,000	(918,051)

12/28/2020	Bank of America, N.A.	MXN	666,900,000	USD	29,250,000	(2,001,148)

01/15/2021	Bank of America, N.A.	MXN	590,200,500	USD	25,700,000	(1,902,617)

01/15/2021	Bank of America, N.A.	USD	27,200,000	MXN	578,788,800	(131,087)

04/19/2021	Bank of America, N.A.	USD	44,152,100	EUR	37,000,000	(891,280)

05/28/2021	Bank of America, N.A.	USD	20,657,533	ZAR	341,500,000	(131,457)

05/28/2021	Bank of America, N.A.	ZAR	341,500,000	USD	20,000,000	(526,075)

11/04/2020	Citibank, N.A.	BRL	151,860,000	USD	26,310,683	(155,215)

11/04/2020	Citibank, N.A.	USD	26,997,333	BRL	151,860,000	(531,435)

12/02/2020	Citibank, N.A.	USD	18,568,913	BRL	104,536,481	(375,740)

12/16/2020	Citibank, N.A.	CLP	3,198,375,000	USD	4,014,277	(121,271)

12/16/2020	Citibank, N.A.	EGP	61,500,000	USD	3,807,107	(54,331)

12/16/2020	Citibank, N.A.	GBP	58,005,000	USD	74,665,196	(504,778)

12/16/2020	Citibank, N.A.	MXN	919,550,200	USD	42,697,488	(450,064)

12/16/2020	Citibank, N.A.	USD	27,644,078	COP	105,555,000,000	(424,408)

12/16/2020	Citibank, N.A.	USD	5,557,793	EUR	4,669,684	(113,639)

12/16/2020	Citibank, N.A.	USD	13,349,801	INR	988,312,500	(144,926)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement Date		Contract to				Appreciation

	Counterparty		Deliver		Receive	(Depreciation)

12/16/2020	Citibank, N.A.	USD	47,506,532	NOK	427,250,000	$(2,759,740)

12/16/2020	Citibank, N.A.	USD	18,482,130	RUB	1,398,746,052	(951,439)

11/04/2020	Goldman Sachs International	BRL	108,040,356	USD	18,718,659	(110,427)

11/04/2020	Goldman Sachs International	USD	19,285,000	BRL	108,040,355	(455,914)

11/05/2020	Goldman Sachs International	USD	8,114,242	RUB	596,242,620	(610,536)

12/01/2020	Goldman Sachs International	USD	226,757	ZAR	3,698,410	(236)

12/01/2020	Goldman Sachs International	ZAR	126,411,160	USD	7,550,000	(192,434)

12/16/2020	Goldman Sachs International	USD	100,629,460	EUR	84,559,729	(2,045,460)

01/08/2021	Goldman Sachs International	USD	70,174,200	EUR	58,000,000	(2,512,482)

01/11/2021	Goldman Sachs International	ZAR	338,760,020	USD	18,362,669	(2,286,482)

02/08/2021	Goldman Sachs International	USD	23,350,008	RUB	1,589,400,000	(3,534,977)

02/18/2021	Goldman Sachs International	USD	9,525,000	BRL	48,205,072	(1,155,003)

02/25/2021	Goldman Sachs International	IDR	226,500,000,000	USD	15,000,000	(134,231)

03/08/2021	Goldman Sachs International	USD	22,902,604	BRL	95,000,000	(6,418,572)

03/09/2021	Goldman Sachs International	USD	7,500,000	RUB	603,160,500	(3,138)

03/17/2021	Goldman Sachs International	USD	59,788,881	RUB	4,455,078,810	(4,461,520)

04/28/2021	Goldman Sachs International	BRL	27,433,350	USD	4,725,000	(26,058)

06/15/2021	Goldman Sachs International	INR	2,033,775,000	USD	25,875,000	(755,223)

08/19/2021	Goldman Sachs International	USD	10,900,000	BRL	55,120,210	(1,432,378)

11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	110,859,126	USD	19,207,028	(113,308)

11/04/2020	J.P. Morgan Chase Bank, N.A.	JPY	894,121,200	USD	8,400,000	(140,247)

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	19,890,754	BRL	110,859,126	(570,417)

11/25/2020	J.P. Morgan Chase Bank, N.A.	MXN	506,688,750	USD	22,500,000	(1,331,152)

11/25/2020	J.P. Morgan Chase Bank, N.A.	USD	23,625,000	MXN	500,110,537	(103,242)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CLP	5,041,065,000	USD	6,325,844	(192,330)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CNY	12,744,563	USD	1,854,405	(41,997)

12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	3,135,000	USD	3,648,786	(6,155)

12/16/2020	J.P. Morgan Chase Bank, N.A.	GBP	80,578,000	USD	103,903,316	(519,516)

12/16/2020	J.P. Morgan Chase Bank, N.A.	IDR	1,358,873,000,000	USD	89,724,199	(1,819,577)

12/16/2020	J.P. Morgan Chase Bank, N.A.	JPY	3,898,117,811	USD	37,016,180	(238,807)

12/16/2020	J.P. Morgan Chase Bank, N.A.	MXN	1,967,265,658	USD	91,618,684	(690,248)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	45,294,067	AUD	63,974,469	(315,983)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	117,293,351	CHF	106,170,897	(1,349,196)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	344,805,095	EUR	291,451,450	(5,016,287)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	55,405,000	GBP	42,666,964	(111,929)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	36,683,439	HUF	11,086,395,568	(1,503,625)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	65,668,209	INR	4,856,391,205	(781,809)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	5,004,490	NOK	45,000,000	(291,545)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	41,937,893	NZD	62,814,000	(403,781)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	41,268,354	PLN	154,649,029	(2,197,452)

12/17/2020	J.P. Morgan Chase Bank, N.A.	USD	50,548,176	ZAR	824,742,600	(129,613)

12/17/2020	J.P. Morgan Chase Bank, N.A.	ZAR	3,353,933,329	USD	196,435,737	(8,598,534)

01/29/2021	J.P. Morgan Chase Bank, N.A.	USD	32,850,000	ZAR	539,594,100	(25,196)

02/08/2021	J.P. Morgan Chase Bank, N.A.	USD	21,413,847	RUB	1,589,400,000	(1,598,817)

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	1,065,550,000	USD	33,863,431	(307,504)

05/19/2021	J.P. Morgan Chase Bank, N.A.	IDR	420,131,250,000	USD	26,250,000	(1,553,560)

08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	17,250,000	NOK	164,306,250	(49,164)

01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	13,500,000	MXN	280,724,400	(917,889)

12/16/2020	Morgan Stanley & Co. International PLC	CLP	15,439,130,000	USD	19,391,428	(571,602)

12/16/2020	Morgan Stanley & Co. International PLC	PLN	110,981,357	USD	27,995,497	(43,099)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement Date		Contract to				Appreciation

	Counterparty		Deliver		Receive	(Depreciation)

12/16/2020	Morgan Stanley & Co. International PLC	USD	28,007,575	AUD	39,807,519	$(20,380)

12/16/2020	Morgan Stanley & Co. International PLC	USD	27,318,400	NZD	41,140,000	(115,653)

08/26/2021	Morgan Stanley & Co. International PLC	USD	22,980,000	BRL	124,161,170	(1,668,154)

12/16/2020	Royal Bank of Canada	JPY	1,973,526,076	USD	18,738,379	(122,951)

12/16/2020	Royal Bank of Canada	USD	25,650,786	EUR	21,545,797	(531,609)

11/17/2020	Standard Charted Bank PLC	USD	5,920,000	INR	435,356,800	(86,396)

12/16/2020	Standard Charted Bank PLC	USD	12,166,272	IDR	180,000,000,000	(40,136)

12/29/2020	Standard Charted Bank PLC	KRW	12,257,952,000	USD	10,360,000	(422,878)

Subtotal–Depreciation						(90,105,955)

Total Forward Foreign Currency Contracts						$13,962,930

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Host Hotels & Resorts, L.P.	Buy	(1.00)%	Quarterly	12/20/2023	1.2056%	USD	9,337,000	$31,433	$60,737	$ 29,304

ViacomCBS, Inc.	Buy	(1.00)	Quarterly	12/20/2025	0.7328	USD	3,700,000	(52,019)	(50,820)	1,199

CVS Health Corp.	Buy	(1.00)	Quarterly	12/20/2025	0.5435	USD	3,700,000	(99,546)	(86,584)	12,962

Exelon Corp.	Buy	(1.00)	Quarterly	12/20/2025	0.3067	USD	3,700,000	(138,320)	(132,416)	5,904

Sempra Energy	Buy	(1.00)	Quarterly	12/20/2025	0.4817	USD	3,700,000	(114,974)	(100,081)	14,893

Brazilian Government International Bonds	Sell	1.00	Quarterly	06/20/2022	1.1180	USD	7,500,000	(144,709)	(8,055)	136,654

Subtotal - Appreciation								(518,135)	(317,219)	200,916

Credit Risk

Indonesia Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	0.9880	USD	14,485,000	111,930	(4,838)	(116,768)

South Africa Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	2.7773	USD	7,400,000	698,783	626,958	(71,825)

Subtotal - Depreciation								810,713	622,120	(188,593)

Total Centrally Cleared Credit Default Swap Agreements								$292,578	$304,901	$ 12,323

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	6 Month CLICP	Semi-Annually	(0.52)%	Semi-Annually	06/26/2022	CLP	37,875,000,000	$–	$4,419	$ 4,419

Pay	3 Month COOVIBR	Quarterly	3.09	Quarterly	07/09/2025	COP	27,375,000,000	–	12,157	12,157

Pay	3 Month COOVIBR	Quarterly	3.08	Quarterly	07/09/2025	COP	57,750,000,000	–	18,969	18,969

Receive	28 Day MXN TIIE	28 Day	(4.53)	28 Day	10/03/2022	MXN	1,275,000,000	–	20,287	20,287

Receive	28 Day MXN TIIE	28 Day	(4.52)	28 Day	10/04/2022	MXN	1,256,250,000	–	37,173	37,173

Pay	6 Month CLICP	Semi-Annually	1.20	Semi-Annually	06/26/2025	CLP	15,375,000,000	–	40,195	40,195

Pay	3 Month CDOR	Semi-Annually	0.76	Semi-Annually	06/29/2025	CAD	204,240,000	(757)	52,629	53,386

Pay	6 Month THB	Semi-Annually	0.76	Semi-Annually	06/25/2025	THB	712,500,000	–	59,073	59,073

Receive	6 Month AUD BBSW	Semi-Annually	(1.22)	Semi-Annually	08/17/2050	AUD	9,940,000	–	82,338	82,338

Pay	28 Day MXN TIIE	28 Day	4.90	28 Day	06/07/2023	MXN	562,500,000	–	146,895	146,895

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Pay	BZDIOVRA	At Maturity	6.63%	At Maturity	01/02/2025	BRL	27,736,204	$ –	$181,110	$ 181,110

Receive	6 Month AUD BBSW	Semi-Annually	(1.22)	Semi-Annually	08/18/2050	AUD	29,660,000	–	245,927	245,927

Pay	BZDIOVRA	At Maturity	6.53	At Maturity	01/02/2024	BRL	34,406,328	–	316,886	316,886

Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	741,375,000	–	370,137	370,137

Pay	3 Month COOVIBR	Quarterly	5.20	Quarterly	08/01/2029	COP	30,347,000,000	–	766,172	766,172

Pay	3 Month COOVIBR	Quarterly	5.56	Quarterly	08/26/2026	COP	29,197,000,000	–	944,948	944,948

Pay	BZDIOVRA	At Maturity	5.56	At Maturity	01/02/2023	BRL	235,915,011	–	1,234,121	1,234,121

Pay	1 Month BZDIOVRA	At Maturity	8.42	At Maturity	01/02/2025	BRL	60,391,035	–	1,606,779	1,606,779

Pay	1 Month BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	56,292,938	–	1,632,053	1,632,053

Subtotal – Appreciation								(757)	7,772,268	7,773,025

Interest Rate Risk

Pay	6 Month CDOR	Semi-Annually	1.06	Semi-Annually	03/26/2030	CAD	327,575,000	–	(849,529)	(849,529)

Pay	28 Day MXN TIIE	28 Day	4.80	28 Day	07/23/2025	MXN	1,373,500,000	–	(822,341)	(822,341)

Pay	28 Day MXN TIIE	28 Day	4.81	28 Day	07/23/2025	MXN	1,361,600,000	–	(793,160)	(793,160)

Pay	3 Month CNRR007	Quarterly	2.04	Quarterly	06/18/2022	CNY	652,500,000	–	(587,738)	(587,738)

Pay	BZDIOVRA	At Maturity	3.98	At Maturity	01/02/2023	BRL	178,026,661	–	(543,423)	(543,423)

Pay	3 Month CNRR007	Quarterly	1.99	Quarterly	06/15/2022	CNY	525,000,000	–	(530,331)	(530,331)

Pay	BZDIOVRA	At Maturity	5.10	At Maturity	01/02/2024	BRL	123,546,629	–	(508,098)	(508,098)

Pay	BZDIOVRA	At Maturity	4.11	At Maturity	01/02/2023	BRL	184,306,183	–	(464,873)	(464,873)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/30/2022	CNY	543,750,000	–	(386,629)	(386,629)

Pay	BZDIOVRA	At Maturity	4.30	At Maturity	01/02/2023	BRL	179,889,471	–	(360,730)	(360,730)

Pay	BZDIOVRA	At Maturity	4.38	At Maturity	01/02/2023	BRL	183,713,112	–	(318,980)	(318,980)

Pay	3 Month CNRR007	Quarterly	2.23	Quarterly	07/07/2022	CNY	681,820,000	–	(317,645)	(317,645)

Receive	3 Month CNRR007	Quarterly	(2.77)	Quarterly	10/16/2025	CNY	267,000,000	–	(309,124)	(309,124)

Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	321,750,000	–	(239,631)	(239,631)

Pay	BZDIOVRA	At Maturity	6.61	At Maturity	01/02/2023	BRL	717,750,992	–	(233,491)	(233,491)

Receive	28 Day MXN TIIE	28 Day	(4.80)	28 Day	06/09/2021	MXN	1,650,000,000	–	(169,463)	(169,463)

Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	429,450,000	–	(160,385)	(160,385)

Pay	BZDIOVRA	At Maturity	4.76	At Maturity	01/02/2023	BRL	191,785,995	–	(136,553)	(136,553)

Pay	BZDIOVRA	At Maturity	5.75	At Maturity	01/02/2025	BRL	39,321,559	–	(121,276)	(121,276)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/29/2022	CNY	135,000,000	–	(95,958)	(95,958)

Pay	BZDIOVRA	At Maturity	3.02	At Maturity	01/03/2022	BRL	655,701,194	–	(75,601)	(75,601)

Pay	BZDIOVRA	At Maturity	5.93	At Maturity	01/02/2025	BRL	65,660,405	–	(53,701)	(53,701)

Pay	3 Month CNRR007	Quarterly	2.40	Quarterly	07/13/2022	CNY	675,000,000	–	(41,867)	(41,867)

Pay	BZDIOVRA	At Maturity	4.92	At Maturity	01/02/2023	BRL	201,394,098	–	(40,048)	(40,048)

Receive	6 Month CLICP	Semi-Annually	(0.57)	Semi-Annually	07/13/2022	CLP	36,187,500,000	–	(30,870)	(30,870)

Pay	6 Month CLICP	Semi-Annually	1.16	Semi-Annually	07/13/2025	CLP	14,625,000,000	–	(15,583)	(15,583)

Pay	3 Month COOVIBR	Quarterly	3.03	Quarterly	07/10/2025	COP	23,000,000,000	–	(6,840)	(6,840)

Pay	BZDIOVRA	At Maturity	6.03	At Maturity	01/02/2025	BRL	69,882,169	–	(222)	(222)

Subtotal – Depreciation								–	(8,214,090)	(8,214,090)

Total Centrally Cleared Interest Rate Swap Agreements								$(757)	$(441,822)	$ (441,065)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43	Invesco Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Bank of America, N.A.	Uruguay Government International Bond	Sell	1.00%	Quarterly	12/20/2021	0.8898%	USD	7,501,000	$(31,852)	$9,478	$41,330

Barclays Bank PLC	SoftBank Group Corp.	Buy	(1.00)	Quarterly	12/20/2025	2.6141	JPY	185,000,000	121,482	135,428	13,946

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	1.2621	EUR	3,750,000	40,483	47,478	6,995

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2025	2.7988	EUR	3,700,000	304,351	381,840	77,489

Subtotal–Appreciation									434,464	574,224	139,760

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.6960	EUR	7,500,000	124,640	110,757	(13,883)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	1.3935	EUR	10,000,000	1,045,099	909,286	(135,813)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	1.3935	EUR	35,000,000	3,721,006	3,182,501	(538,505)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	14.6456	EUR	7,500,000	154,943	(1,616,659)	(1,771,602)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2021	0.4634	EUR	7,500,000	56,027	(54,199)	(110,226)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Index, Series 32, Version 1	Sell	5.00	Quarterly	12/20/2021	8.2090	EUR	7,500,000	(189,964)	(310,402)	(120,438)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Sell	1.00	Quarterly	12/20/2025	0.7767	EUR	14,800,000	340,721	198,188	(142,533)

Subtotal–Depreciation									5,252,472	2,419,472	(2,833,000)

Total Open Over-The-Counter Credit Default Swap Agreements									$5,686,936	$2,993,696	$(2,693,240)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Bank of America, N.A.	Pay	FBIL Overnight MIBOR	Semi-Annually	6.33%	Semi-Annually	01/31/2022	INR	590,000,000	$–	$315,690	$ 315,690

Goldman Sachs International	Pay	3 Month MOSKP	Annually	6.77	Annually	01/14/2030	RUB	595,000,000	–	310,335	310,335

Subtotal–Appreciation									–	626,025	626,025

Interest Rate Risk

Standard Chartered Bank PLC	Receive	FBIL Overnight MIBOR	Semi-Annually	(6.44)	Semi-Annually	01/10/2024	INR	600,000,000	–	(661,260)	(661,260)

Total Over-The-Counter Interest Rate Swap Aggreements									$–	$(35,235)	$ (35,235)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $18,732,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

44	Invesco Global Strategic Income Fund

Investment Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EGP	–Egypt Pound
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MIBOR	–Mumbai Interbank Offered Rate
MOSKP	–Moscow Prime Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

45	Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $2,910,755,554)	$2,837,786,499

Investments in affiliates, at value (Cost $75,379,079)	77,072,002

Other investments:
Variation margin receivable – futures contracts	49,711,160

Unrealized appreciation on swap agreements – OTC	765,785

Premiums paid on swap agreements – OTC	5,686,936

Unrealized appreciation on forward foreign currency contracts outstanding	104,068,885

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	57,958,109

Cash collateral – OTC Derivatives	18,732,000

Cash	97,597,784

Foreign currencies, at value (Cost $298,536)	1,027,230

Receivable for:
Investments sold	197,210,537

Fund shares sold	479,574

Dividends	83,903

Interest	24,549,797

Investment for trustee deferred compensation and retirement plans	471,830

Other assets	553,470

Total assets	3,473,755,501

Liabilities:
Other investments:
Options written, at value (premiums received $37,523,132)	41,630,181

Variation margin payable – centrally cleared swap agreements	4,785,971

Unrealized depreciation on forward foreign currency contracts outstanding	90,105,955

Swaps payable – OTC	1,307,100

Unrealized depreciation on swap agreements–OTC	3,494,260

Payable for:
Investments purchased	630,510,533

Dividends	988,551

Fund shares reacquired	3,155,022

Accrued foreign taxes	891,833

Accrued fees to affiliates	1,480,296

Accrued trustees’ and officers’ fees and benefits	3,411

Accrued other operating expenses	1,903,147

Trustee deferred compensation and retirement plans	471,830

Collateral with broker - exchange-traded futures contracts	96,910

Total liabilities	780,825,000

Net assets applicable to shares outstanding	$2,692,930,501

Net assets consist of:
Shares of beneficial interest	$3,621,983,432

Distributable earnings (loss)	(929,052,931)

$2,692,930,501

Net Assets:
Class A	$2,236,548,006

Class C	$154,642,455

Class R	$79,116,399

Class Y	$201,674,940

Class R5	$9,720

Class R6	$20,938,981

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	624,083,846

Class C	43,270,534

Class R	22,059,711

Class Y	56,357,334

Class R5	2,710

Class R6	5,871,890

Class A:
Net asset value per share	$3.58

Maximum offering price per share (Net asset value of $3.58 ÷ 95.75%)	$3.74

Class C:
Net asset value and offering price per share	$3.57

Class R:
Net asset value and offering price per share	$3.59

Class Y:
Net asset value and offering price per share	$3.58

Class R5:
Net asset value and offering price per share	$3.59

Class R6:
Net asset value and offering price per share	$3.57

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

46	Invesco Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $1,989,389)	$104,247,674

Dividends from affiliates	4,079,391

Dividends	1,020,409

Total investment income	109,347,474

Expenses:
Advisory fees	16,230,331

Administrative services fees	428,554

Custodian fees	(2,969)

Distribution fees:

Class A	5,655,495

Class C	1,832,879

Class R	429,025

Transfer agent fees – A, C, R and Y	4,746,025

Transfer agent fees – R5	7

Transfer agent fees – R6	11,060

Trustees’ and officers’ fees and benefits	48,905

Registration and filing fees	179,836

Reports to shareholders	339,404

Professional services fees	114,022

Other	63,278

Total expenses	30,075,852

Less: Fees waived and/or expense offset arrangement(s)	(433,733)

Net expenses	29,642,119

Net investment income	79,705,355

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $1,188,815)	(112,354,968)

Affiliated investment securities	(13,822,622)

Foreign currencies	(40,714,981)

Forward foreign currency contracts	(6,032,258)

Futures contracts	36,770,050

Option contracts written	(37,779,852)

Swap agreements	33,610,723

(140,323,908)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $134,006)	1,099,061

Affiliated investment securities	(447,324)

Foreign currencies	1,308,101

Forward foreign currency contracts	23,814,761

Futures contracts	(6,474,519)

Option contracts written	(14,640,486)

Swap agreements	(16,973,651)

(12,314,057)

Net realized and unrealized gain (loss)	(152,637,965)

Net increase (decrease) in net assets resulting from operations	$(72,932,610)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

47	Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended September 30, 2019

	Year Ended October 31, 2020	One Month Ended October 31, 2019	Year Ended September 30, 2019

Operations:
Net investment income	$ 79,705,355	$ 10,734,448	$ 181,634,506

Net realized gain (loss)	(140,323,908)	(18,653,514)	(89,298,509)

Change in net unrealized appreciation (depreciation)	(12,314,057)	46,954,101	68,299,543

Net increase (decrease) in net assets resulting from operations	(72,932,610)	39,035,035	160,635,540

Distributions to shareholders from distributable earnings:
Class A	(32,840,824)	(3,800,606)	(87,772,855)

Class C	(2,533,763)	(248,545)	(12,840,455)

Class R	(1,182,445)	(132,004)	(3,399,687)

Class Y	(4,013,668)	(504,387)	(11,958,984)

Class R5	(134)	(16)	(105)

Class R6	(325,758)	(57,732)	(1,460,735)

Total distributions from distributable earnings	(40,896,592)	(4,743,290)	(117,432,821)

Return of capital:
Class A	(42,081,663)	(4,205,210)	(44,853,599)

Class C	(1,895,583)	(275,004)	(6,561,716)

Class R	(1,311,576)	(146,056)	(1,737,304)

Class Y	(5,925,941)	(558,082)	(6,111,268)

Class R5	(208)	(18)	(54)

Class R6	(520,291)	(63,879)	(746,463)

Total return of capital	(51,735,262)	(5,248,249)	(60,010,404)

Total distributions	(92,631,854)	(9,991,539)	(177,443,225)

Share transactions–net:
Class A	(306,195,365)	(25,362,027)	(13,542,333)

Class C	(54,967,634)	(5,447,267)	(317,660,779)

Class R	(15,853,398)	(1,057,362)	(11,280,336)

Class Y	(111,534,682)	2,927,053	(39,068,226)

Class R5	—	—	10,000

Class R6	(14,544,657)	(157,844)	(4,870,151)

Net increase (decrease) in net assets resulting from share transactions	(503,095,736)	(29,097,447)	(386,411,825)

Net increase (decrease) in net assets	(668,660,200)	(53,951)	(403,219,510)

Net assets:
Beginning of year	3,361,590,701	3,361,644,652	3,764,864,162

End of year	$2,692,930,501	$3,361,590,701	$3,361,644,652

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

48	Invesco Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/20	$3.75	$0.10	$(0.16)	$(0.06)	$(0.05)	$(0.06)	$(0.11)	$3.58	(1.47	)%(f)	$2,236,548	0.98	%(f)(g)	0.99	%(f)(g)	2.70	%(f)(g)	273%
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	(1.11)		2,669,175	0.96	(h)	1.00	(h)	3.80	(h)	25
Year ended 09/30/19	3.73	0.19	(0.01)	0.18	(0.13)	(0.06)	(0.19)	3.72	5.08		2,671,046	0.95		1.00		5.25		114
Year ended 09/30/18	3.96	0.18	(0.23)	(0.05)	(0.18)	–	(0.18)	3.73	(1.49)		2,699,688	1.00		1.07		4.79		67
Year ended 09/30/17	3.95	0.16	0.01	0.17	(0.11)	(0.05)	(0.16)	3.96	4.45		3,124,887	1.01		1.08		4.13		69
Year ended 09/30/16	3.87	0.15	0.08	0.23	(0.14)	(0.01)	(0.15)	3.95	6.07		3,607,387	1.02		1.06		3.87		78
Class C
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)		154,642	1.74	(g)	1.75	(g)	1.94	(g)	273
One month ended 10/31/19	3.71	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.74	1.04		220,077	1.72	(h)	1.76	(h)	3.03	(h)	25
Year ended 09/30/19	3.72	0.17	(0.02)	0.15	(0.11)	(0.05)	(0.16)	3.71	4.28		224,035	1.71		1.76		4.49		114
Year ended 09/30/18	3.95	0.16	(0.24)	(0.08)	(0.15)	–	(0.15)	3.72	(2.26)		540,465	1.76		1.83		4.03		67
Year ended 09/30/17	3.94	0.13	0.01	0.14	(0.09)	(0.04)	(0.13)	3.95	3.67		696,936	1.77		1.84		3.37		69
Year ended 09/30/16	3.87	0.12	0.07	0.19	(0.11)	(0.01)	(0.12)	3.94	5.01		850,319	1.77		1.81		3.12		78
Class R
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)		79,116	1.24	(g)	1.25	(g)	2.44	(g)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.09		99,920	1.22	(h)	1.26	(h)	3.53	(h)	25
Year ended 09/30/19	3.73	0.18	(0.01)	0.17	(0.12)	(0.06)	(0.18)	3.72	4.81		100,112	1.21		1.26		4.99		114
Year ended 09/30/18	3.96	0.17	(0.23)	(0.06)	(0.17)	–	(0.17)	3.73	(1.75)		111,816	1.26		1.33		4.53		67
Year ended 09/30/17	3.95	0.15	0.01	0.16	(0.10)	(0.05)	(0.15)	3.96	4.19		123,825	1.27		1.34		3.87		69
Year ended 09/30/16	3.88	0.14	0.07	0.21	(0.13)	(0.01)	(0.14)	3.95	5.53		149,098	1.27		1.31		3.61		78
Class Y
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)		201,675	0.74	(g)	0.75	(g)	2.94	(g)	273
One month ended 10/31/19	3.71	0.01	0.04	0.05	(0.00)	(0.01)	(0.01)	3.75	1.40		335,775	0.72	(h)	0.77	(h)	4.03	(h)	25
Year ended 09/30/19	3.73	0.20	(0.02)	0.18	(0.13)	(0.07)	(0.20)	3.71	5.05		329,963	0.72		0.77		5.49		114
Year ended 09/30/18	3.96	0.19	(0.23)	(0.04)	(0.19)	–	(0.19)	3.73	(1.26)		371,434	0.76		0.83		5.03		67
Year ended 09/30/17	3.95	0.17	0.01	0.18	(0.11)	(0.06)	(0.17)	3.96	4.70		494,017	0.77		0.84		4.43		69
Year ended 09/30/16	3.87	0.16	0.08	0.24	(0.15)	(0.01)	(0.16)	3.95	6.33		369,088	0.77		0.81		4.11		78
Class R5
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)		10	0.64	(g)	0.64	(g)	3.04	(g)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.14		10	0.70	(h)	0.72	(h)	4.05	(h)	25
Period ended 09/30/19(i)	3.69	0.07	0.02	0.09	(0.04)	(0.02)	(0.06)	3.72	2.40		10	0.63	(h)	0.68	(h)	5.58	(h)	114
Class R6
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)		20,939	0.63	(g)	0.63	(g)	3.05	(g)	273
One month ended 10/31/19	3.70	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.73	1.14		36,634	0.57	(h)	0.62	(h)	4.18	(h)	25
Year ended 09/30/19	3.71	0.21	(0.01)	0.20	(0.14)	(0.07)	(0.21)	3.70	5.49		36,479	0.57		0.62		5.63		114
Year ended 09/30/18	3.94	0.20	(0.23)	(0.03)	(0.20)	–	(0.20)	3.71	(1.15)		41,461	0.61		0.68		5.18		67
Year ended 09/30/17	3.93	0.18	0.01	0.19	(0.12)	(0.06)	(0.18)	3.94	4.89		47,348	0.59		0.65		4.57		69
Year ended 09/30/16	3.86	0.16	0.07	0.23	(0.15)	(0.01)	(0.16)	3.93	6.27		45,840	0.58		0.62		4.30		78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.04%, 0.01%, 0.01% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $$364,949,527 and $405,130,315, $5,760,311,794 and $5,754,174,138, $6,366,360,171 and $6,415,700,475, $5,559,676,349 and $5,415,035,851 and $4,468,857,111 and $4,304,402,600 for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended ended October 31, 2020.
(g)

Ratios are based on average daily net assets (000’s omitted) of $2,382,070, $183,534, $85,924, $291,928, $10 and $23,627 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(h)	Annualized.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

49	Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

50	Invesco Global Strategic Income Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed

51	Invesco Global Strategic Income Fund

(i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

52	Invesco Global Strategic Income Fund

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain

53	Invesco Global Strategic Income Fund

(loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

T.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $5 billion	0.480%

Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.55%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

54	Invesco Global Strategic Income Fund

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.70% and 0.65%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $396,612.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $88,473 in front-end sales commissions from the sale of Class A shares and $2,716 and $6,510 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

55	Invesco Global Strategic Income Fund

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$978,068,024	$129,868	$978,197,892

U.S. Dollar Denominated Bonds & Notes	–	966,352,835	–	966,352,835

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	405,098,672	–	405,098,672

Asset-Backed Securities	–	291,572,591	–	291,572,591

Agency Credit Risk Transfer Notes	–	70,201,727	–	70,201,727

U.S. Treasury Securities	–	59,841,409	–	59,841,409

Variable Rate Senior Loan Interests	–	35,401,752	–	35,401,752

Investment Companies	7,986,838	–	–	7,986,838

Common Stocks & Other Equity Interests	252,884	278,665	2	531,551

Preferred Stocks	–	34,125	–	34,125

Money Market Funds	69,085,164	–	–	69,085,164

Options Purchased	–	30,553,945	–	30,553,945

Total Investments in Securities	77,324,886	2,837,403,745	129,870	2,914,858,501

Other Investments - Assets*

Futures Contracts	11,196,550	–	–	11,196,550

Forward Foreign Currency Contracts	–	104,068,885	–	104,068,885

Swap Agreements	–	8,739,726	–	8,739,726

	11,196,550	112,808,611	–	124,005,161

Other Investments - Liabilities*

Futures Contracts	(13,874,051)	–	–	(13,874,051)

Forward Foreign Currency Contracts	–	(90,105,955)	–	(90,105,955)

Options Written	–	(41,630,181)	–	(41,630,181)

Swap Agreements	–	(11,896,943)	–	(11,896,943)

	(13,874,051)	(143,633,079)	–	(157,507,130)

Total Other Investments	(2,677,501)	(30,824,468)	–	(33,501,969)

Total Investments	$74,647,385	$2,806,579,277	$129,870	$2,881,356,532

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$11,196,550	$11,196,550

Unrealized appreciation on swap agreements – Centrally Cleared(a)	200,916	-	7,773,025	7,973,941

Unrealized appreciation on forward foreign currency contracts outstanding	-	104,068,885	-	104,068,885

Unrealized appreciation on swap agreements – OTC	139,760	-	626,025	765,785

Options purchased, at value – OTC(b)	-	21,872,004	8,681,941	30,553,945

Total Derivative Assets	340,676	125,940,889	28,277,541	154,559,106

Derivatives not subject to master netting agreements	(200,916)	-	(18,969,575)	(19,170,491)

Total Derivative Assets subject to master netting agreements	$139,760	$125,940,889	$9,307,966	$135,388,615

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

56	Invesco Global Strategic Income Fund

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(13,874,051)	$(13,874,051)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(188,593)	–	(8,214,090)	(8,402,683)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(90,105,955)	–	(90,105,955)

Unrealized depreciation on swap agreements – OTC	(2,833,000)	–	(661,260)	(3,494,260)

Options written, at value – OTC(b)	(522,645)	(22,921,505)	(18,186,031)	(41,630,181)

Total Derivative Liabilities	(3,544,238)	(113,027,460)	(40,935,432)	(157,507,130)

Derivatives not subject to master netting agreements	188,593	–	22,088,141	22,276,734

Total Derivative Liabilities subject to master netting agreements	$(3,355,645)	$(113,027,460)	$(18,847,291)	$(135,230,396)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received/Pledged)
	Forward				Forward
	Foreign				Foreign
	Currency	Options	Swap	Total	Currency	Options	Swap	Total	Net Value of			Net
Counterparty	Contracts	Purchased	Agreements	Assets	Contracts	Written	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount

Bank of America, N.A.	$ 11,670,032	$ 1,668,606	$357,020	$ 13,695,658	$(22,842,160)	$ (3,134,422)	$ –	$ (25,976,582)	$(12,280,924)	$ –	$11,570,000	$ (710,924)

Barclays Bank PLC	–	–	13,946	13,946	–	–	–	–	13,946	–	–	13,946

Citibank, N.A.	9,899,193	406,838	6,995	10,313,026	(6,586,986)	(1,020,863)	(13,883)	(7,621,732)	2,691,294	–	(1,500,000)	1,191,294

Goldman Sachs
International	36,514,683	13,083,137	310,335	49,908,155	(26,135,071)	(16,905,367)	–	(43,040,438)	6,867,717	–	(6,867,717)	–

J.P. Morgan Chase
Bank, N.A.	38,738,670	7,712,747	77,489	46,528,906	(30,918,880)	(14,221,092)	(2,819,117)	(47,959,089)	(1,430,183)	–	1,052,000	(378,183)

Morgan Stanley & Co.
International PLC	659,691	4,033,966	–	4,693,657	(2,418,888)	(4,338,470)	–	(6,757,358)	(2,063,701)	–	2,063,701	–

Royal Bank of Canada	4,659,991	–	–	4,659,991	(654,560)	–	–	(654,560)	4,005,431	–	(3,570,000)	435,431

Royal Bank of Scotland
PLC	67,141	–	–	67,141	–	–	–	–	67,141	–	–	67,141

Standard Charted Bank
PLC	1,859,484	3,648,651	–	5,508,135	(549,410)	(1,536,339)	(661,260)	(2,747,009)	2,761,126	(2,223,665)	(280,000)	257,461

Toronto- Dominion
Bank (The)	–	–	–	–	–	(473,628)	–	(473,628)	(473,628)	–	473,628	–

Total	$104,068,885	$30,553,945	$765,785	$135,388,615	$(90,105,955)	$(41,630,181)	$(3,494,260)	$(135,230,396)	$ 158,219	(2,223,665)	2,941,612	$ 876,166

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(6,032,258)	$-	$-	$(6,032,258)

Futures contracts	-	-	-	36,770,050	36,770,050

Options purchased(a)	-	(2,433,820)	-	(12,053,450)	(14,487,270)

Options written	-	(29,773,816)	-	(8,006,036)	(37,779,852)

Swap agreements	39,828,002	-	-	(6,217,279)	33,610,723

57	Invesco Global Strategic Income Fund

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Change in Net Unrealized Appreciation
(Depreciation):
Forward foreign currency contracts	$-	$23,814,761	$-	$-	$23,814,761

Futures contracts	-	-	-	(6,474,519)	(6,474,519)

Options purchased(a)	952,690	6,282,975	3,881,693	1,369,841	12,487,199

Options written	4,900,863	(45,163,283)	3,444,623	22,177,311	(14,640,486)

Swap agreements	(6,037,016)	-	-	(10,936,635)	(16,973,651)

Total	$39,644,539	$(53,305,441)	$7,326,316	$16,629,283	$10,294,697

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

				Foreign		Foreign
	Forward			Currency		Currency
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements

Average notional value	$5,185,691,208	$1,502,192,737	$3,848,244,720	$1,216,224,048	$2,917,683,194	$1,909,453,861	$7,563,540,956

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $2,221,687.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $37,121.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended September 30, 2019:

	Year Ended October 31, 2020	One month Ended October 31, 2019	Year Ended September 30, 2019

Ordinary income*	$40,896,592	$4,743,290	$117,432,821

Return of capital	51,735,262	5,248,249	60,010,404

Total distributions	$92,631,854	$9,991,539	$177,443,225

*	Includes short-term capital gain distributions, if any.

58	Invesco Global Strategic Income Fund

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation (depreciation) – investments	$(74,094,159)

Net unrealized appreciation - foreign currencies	1,089,128

Temporary book/tax differences	(470,966)

Capital loss carryforward	(855,576,934)

Shares of beneficial interest	3,621,983,432

Total net assets	$2,692,930,501

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$465,996,317	$389,580,617	$855,576,934

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $7,185,995,559 and $7,194,850,525, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $212,732,147 and $364,686,802, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$207,507,400

Aggregate unrealized (depreciation) of investments	(281,601,559)

Net unrealized appreciation (depreciation) of investments	$(74,094,159)

Cost of investments for tax purposes is $2,961,429,448.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital, on October 31, 2020, undistributed net investment income was increased by $16,082,374, undistributed net realized gain (loss) was increased by $20,519,513 and shares of beneficial interest was decreased by $36,601,887. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	October 31, 2020(a)		October 31, 2019		September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	29,832,443	$107,578,242	3,502,381	$13,076,926	97,740,334	$366,266,996

Class C	4,765,288	17,064,552	664,592	2,469,921	6,876,726	25,377,218

Class R	2,784,068	9,976,042	231,474	863,273	3,511,582	13,005,802

Class Y	39,906,017	140,851,296	2,403,508	8,971,911	24,687,266	91,370,991

Class R5(b)	-	-	-	-	2,710	10,000

Class R6	1,455,833	5,101,504	84,172	311,904	2,204,222	8,143,953

Issued as reinvestment of dividends:
Class A	17,183,869	60,767,093	1,973,066	7,381,031	33,657,168	124,308,085

Class C	1,166,147	4,127,050	133,352	497,859	5,134,688	18,860,505

Class R	685,844	2,429,219	71,072	266,435	1,345,120	4,971,262

Class Y	2,452,224	8,694,339	268,826	1,008,098	4,731,719	17,473,621

Class R6	224,553	799,363	32,355	120,681	610,572	2,207,198

59	Invesco Global Strategic Income Fund

	Summary of Share Activity

	Year ended		One month ended		Year ended
	October 31, 2020(a)		October 31, 2019		September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	7,225,200	$25,774,220	-	$-	-	$-

Class C	(7,245,597)	(25,774,220)	-	-	-	-

Reacquired:
Class A	(142,057,208)	(500,314,920)	(12,282,156)	(45,819,984)	(136,359,676)	(504,117,414)

Class C	(14,281,260)	(50,385,016)	(2,260,414)	(8,415,047)	(96,846,338)	(361,898,502)

Class R	(8,038,707)	(28,258,659)	(585,476)	(2,187,070)	(7,895,947)	(29,257,400)

Class Y	(75,626,117)	(261,080,317)	(1,891,214)	(7,052,956)	(40,225,951)	(147,912,838)

Class R6	(5,622,436)	(20,445,524)	(158,991)	(590,429)	(4,122,974)	(15,221,302)

Net increase (decrease) in share activity	(145,189,839)	$(503,095,736)	(7,813,453)	$(29,097,447)	(104,948,779)	$(386,411,825)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

60	Invesco Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statement of Changes in Net Assets	Consolidated Financial Highlights
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019.	For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R Class Y and Class R6.
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through September 30, 2019 for Class R5.

The consolidated financial statements of Invesco Global Strategic Income Fund (formerly Oppenheimer Global Strategic Income Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

61	Invesco Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,114.50	$5.16	$1,020.26	$4.93	0.97%
Class C	1,000.00	1,110.60	9.18	1,016.44	8.77	1.73
Class R	1,000.00	1,113.10	6.53	1,018.95	6.24	1.23
Class Y	1,000.00	1,112.80	3.88	1,021.47	3.71	0.73
Class R5	1,000.00	1,116.90	3.51	1,021.82	3.35	0.66
Class R6	1,000.00	1,117.20	3.41	1,021.92	3.25	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

62	Invesco Global Strategic Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Strategic Income Fund’s (formerly, Invesco Oppenheimer Global Strategic Income Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, below the performance of the Index for the three year period and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that an underweight allocation to U.S. fixed income investments and exposure to certain foreign currencies negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide

63	Invesco Global Strategic Income Fund

information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

64	Invesco Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	18.40%
Corporate Dividends Received Deduction*	2.51%
Business Interest Income*	97.49%
U.S. Treasury Obligations*	0.72%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

65	Invesco Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Global Strategic Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                                                   O-GLSI-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

     On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.47%
Class C Shares	-3.11
Class R Shares	-2.64
Class Y Shares	-2.16
Class R5 Shares	-2.15
Class R6 Shares	-2.05
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.86

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The Fund’s investment objective is to seek a positive total return over the long term in all market environments. The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World 100% Hedged to USD Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in long-term investment ideas (typically 20-30 ideas) that are combined through a risk-managed process into a single portfolio. There is no guarantee that the Fund will achieve either a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to deliver a positive return over a two- to three-year time horizon. This can include investments in a wide range of asset types, including derivative instruments and physical securities.

    The fiscal year began with an increase in investors’ risk appetites, which, along with several factors, led capital markets to end 2019 on a high note. A breakthrough of a ‘phase one’ trade deal between the US and China, greater clarity around Brexit after the conservative party’s decisive election win, and relatively stable corporate and economic data in the world’s main economies all played a role in pushing markets higher. Global equities generally rose amid continued support from central banks and a more positive global trade outlook. As risk appetites rose during the quarter, corporate and government bond yields moved higher, that is bonds sold off. Among currencies, the US dollar, euro and yen all fell during the quarter.

    The remainder of the fiscal year was record-breaking for all the wrong reasons. The coronavirus (COVID-19) pandemic spread westward, bringing with it unprecedented levels of volatility. Lockdowns in many countries led investors to lower their risk appetite as they grappled with the seemingly impossible task of calculating the pandemic’s impact on global growth. Policymakers across the globe scrambled to mitigate the adverse economic impacts of the virus and the shutdowns, with central banks and governments introducing measures that were unprecedented in nature. To add to the mix, oil prices collapsed as a supply-side price war between Saudi Arabia and Russia erupted and global demand outlook continued to fall. As the year progressed, the COVID-19 pandemic remained in the spotlight, as markets weighed both the spread of the virus and the magnitude of its lasting impact. Global equities made back much of their initial losses, as speculation of a V-shaped economic recovery grew. In fixed income, credit spreads followed moves in other risk assets, and the US dollar fell relative to most G10 currencies as investors’ risk appetites rose. Oil was ultimately a strong performer during the first half of 2020 but saw extreme volatility along the way. As the fiscal year drew to a close, the pandemic remained in the spotlight as the US battled a second wave of infections and rising cases in Europe pointed to a similar fate. The mid-year stimulus measures continued, as the US Federal Reserve (the Fed) extended its lending facilities and European Union members agreed on the Recovery Fund. Global equities continued their march higher, but later reversed as Brexit concerns, stalling US relief package negotiations, a rise in virus cases in Europe and the looming US election weighed on investors. In fixed income, credit spreads followed moves in other risk assets during the quarter, with US high-yield outperforming.

    The Fund saw numerous ideas stemming from a wide variety of asset classes which performed well over the fiscal year. Specifically, the Interest Rates - Yield Compression idea was a top performer, as it benefitted from the sharp narrowing in the spread between US and French interest rates. The Credit - Selective Credit idea also added to the Fund’s performance. Here, accommodative central bank policies and investors’ perceptions in the Fed’s willingness to backstop any major credit events boosted returns. In the latter part of the fiscal year, inflation data for the UK surprised to the downside, which led the Inflation - Short UK idea to be another strong performer. Elsewhere, several commodity ideas such as the Currency - Mexican Peso vs Brazilian Real and short New Zealand dollar contributed to the Fund’s returns. For the real, markets priced in concerns over Brazil’s government releasing details of a widely anticipated government spending program, and the New Zealand dollar followed the general fall of emerging market currencies, as investors rushed into perceived safe havens. The Commodity - Commodity Short idea benefited from the broad-based fall in commodities as global demand prospects waned due to COVID-19. Lastly, several volatility ideas positively contributed to the Fund’s performance as 2020 proved to be a volatile year.

    Among the most significant detractors from the Fund’s performance for the fiscal year was the Equity - Global idea. This was primarily due to a preference for global energy stocks. Security selection within the idea also detracted from Fund performance. Other equity ideas that dragged on performance for the fiscal year included Equity - European Divergence, as well as exposure to UK equities and a short position in Brazilian equities. Elsewhere, several currency ideas that favored emerging markets dragged on performance, as investors favored perceived safe havens throughout the pandemic. Currency - US Dollar vs Euro and Currency - US Dollar vs Asia ideas also underperformed, as the dollar whipsawed, but ultimately fell during the fiscal year, stemming from concerns over the ability of the US to successfully contain the virus and pass a second round of stimulus measures.

    Over our time horizon of the next two to three years, we see global economies emerging from the pandemic shock, but we believe the pace of the recovery will be modest. High debt remains a constraint on private sector demand although there may be upside risk to growth from an extraordinary fiscal impulse. We also see accelerated structural change broadening inequality occurring across countries and regions. We believe inflation is not an immediate issue, as monetary financed fiscal expansion is filling a shortfall left by private sector caution. Additionally, we believe significant slack in economies will keep monetary policy loose for an extended period and high unemployment is likely to suppress wage growth. With traditional monetary policy exhausted, we believe an emphasis on fiscal measures with central bank support should continue, even as we have seen emergency

4                      Invesco Global Targeted Returns Fund

measures starting to be scaled back. In some areas, policy effectiveness looks to be hampered by complex challenges creating economic divergence. We believe this dispersion is creating greater relative value and select directional opportunities for the Fund. In our view, companies with strong balance sheets and access to credit are in a position to outperform and shifting patterns of demand look to continue to support technology and some consumer sectors. Additionally, we see increasing divergence in emerging market performance depending on credit worthiness. Finally, we believe volatility will remain elevated. We see higher currency volatility occurring partly as a result of suppressed interest rate volatility. We anticipate that increasing reliance on policy support should ultimately produce equity volatility as well.

    Our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Global Targeted Returns Fund.

Portfolio manager(s):

Richard Batty

Sebastian Mackay

David Millar - Lead

Gwilym Satchell

Danielle Singer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/19/13

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.11%
5 Years	-1.10
1 Year	-7.85

Class C Shares
Inception (12/19/13)	-0.02%
5 Years	-0.70
1 Year	-4.05

Class R Shares
Inception (12/19/13)	0.47%
5 Years	-0.22
1 Year	-2.64

Class Y Shares
Inception (12/19/13)	0.98%
5 Years	0.30
1 Year	-2.16

Class R5 Shares
Inception (12/19/13)	0.98%
5 Years	0.28
1 Year	-2.15

Class R6 Shares
Inception (12/19/13)	0.98%
5 Years	0.30
1 Year	-2.05

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                      Invesco Global Targeted Returns Fund

Fund Information

Portfolio Composition

By asset type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	5.80%	27.05%	0.16%
Credit	9.97	54.88	19.25
Currency	37.26	245.42	0.06
Equity	27.60	149.49	20.47
Inflation	6.30	91.78	1.44
Interest Rate	11.03	196.46	14.04
Volatility	2.04	1.38	0.90
Money Market Funds Plus Other Assets Less Liabilities	-	-	43.68

(1) The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

(2) The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2020.

(3) The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2020.

(4) Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself. Data presented here are as of October 31, 2020.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2020.

9                      Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2020

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–19.34%(a)
Australia–0.33%
BHP Billiton Finance Ltd., 6.50%, 10/22/2077(b)(c)	GBP	100,000	$141,857

Belgium–0.30%
Solvay Finance S.A., 5.87%(b)(c)(d)	EUR	100,000	129,426

France–1.11%
Burger King France S.A.S, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(e)	EUR	100,000	110,053

Electricite de France S.A., 5.88%(b)(c)(d)	GBP	100,000	140,730

La Financiere Atalian S.A.S.U., 6.63%, 05/15/2025(b)	GBP	100,000	113,189

Picard Groupe S.A.S., 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(b)(e)	EUR	100,000	113,352

			477,324

Germany–0.48%
Bayer AG, 3.75%, 07/01/2074(b)(c)	EUR	50,000	60,065

Volkswagen International Finance N.V., 3.38%, 11/16/2026(b)	GBP	100,000	143,415

			203,480

Israel–0.28%
Teva Pharmaceutical Finance Netherlands II B.V., 6.00%, 01/31/2025	EUR	100,000	121,272

Italy–0.40%
Italy Buoni Poliennali Del Tesoro, 1.45%, 03/01/2036(b)	EUR	60,000	73,551

Pro-Gest S.p.A., 3.25%, 12/15/2024(b)	EUR	100,000	95,813

			169,364

Mexico–12.12%
Mexican Bonos,
Series M 20, 10.00%, 12/05/2024	MXN	71,800,000	4,007,044

Series M 20, 7.50%, 06/03/2027	MXN	1,500,000	77,842

Series M 20, 8.50%, 05/31/2029	MXN	18,800,000	1,034,857

Petroleos Mexicanos, 8.25%, 06/02/2022(b)	GBP	50,000	68,563

			5,188,306

Netherlands–0.28%
Hema Bondco I B.V., 6.25%, 10/19/2025(b)	EUR	100,000	119,959

Portugal–0.19%
Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/2025(b)	EUR	60,000	81,369

	Principal Amount		Value

Russia–0.06%
Russian Federal Bond - OFZ, Series 6225, 7.25%, 05/10/2034	RUB	2,000,000	$27,191

South Africa–0.07%
Republic of South Africa Government Bond, Series 2048, 8.75%, 02/28/2048	ZAR	650,000	30,372

Spain–0.77%
Banco de Sabadell S.A., 5.63%, 05/06/2026(b)	EUR	100,000	123,527

Codere Finance 2 (Luxembourg) S.A.,
10.75%, 09/30/2023(b)	EUR	25,000	29,553

10.75%, 09/30/2023(b)	EUR	40,000	45,159

6.75%, 11/01/2023(b)	EUR	100,000	57,184

Spain Government Bond, 1.95%, 04/30/2026(b)	EUR	55,000	72,145

			327,568

United Kingdom–2.65%
Algeco Global Finance PLC, 6.50%, 02/15/2023(b)	EUR	100,000	115,796

Barclays PLC, 7.88%(b)(c)(d)	GBP	200,000	266,089

InterContinental Hotels Group PLC, 2.13%, 08/24/2026(b)	GBP	100,000	123,782

Nationwide Building Society, 10.25%(b)(d)	GBP	38,000	82,643

Next Group PLC, 3.63%, 05/18/2028(b)	GBP	100,000	136,037

Rl Finance Bonds No. 3 PLC, 6.13%, 11/13/2028(b)	GBP	100,000	157,317

Tesco Property Finance 2 PLC, 6.05%, 10/13/2039(b)	GBP	40,874	70,195

United Kingdom Gilt Inflation-Linked, 0.13%, 03/22/2026(b)	GBP	22,717	34,851

Vodafone Group PLC, 3.38%, 08/08/2049(b)	GBP	100,000	148,124

			1,134,834

United States–0.30%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	100,000	129,569

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,094,607)			8,281,891

	Shares
Common Stocks & Other Equity Interests–18.92%
Australia–0.68%
Alumina Ltd.		36,417	36,924

AMP Ltd.		30,864	33,240

BHP Group PLC		1,301	25,250

Glencore PLC(f)		15,221	30,766

Metcash Ltd.		2,335	4,846

Newcrest Mining Ltd.		1,822	37,619

Origin Energy Ltd.		11,370	32,162

QBE Insurance Group Ltd.		5,963	34,746

Woodside Petroleum Ltd.		3,016	37,355

Worley Ltd.		2,942	19,572

			292,480

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Targeted Returns Fund

	Shares	Value
Belgium–0.06%
Colruyt S.A.	156	$9,235
Proximus SADP	460	8,945
Telenet Group Holding N.V.	175	6,729
		24,909

Brazil–0.11%
Itau Unibanco Holding S.A., Preference Shares	800	3,274
Wheaton Precious Metals Corp.	519	23,931
Yara International ASA	529	18,439
		45,644

Canada–0.25%
Agnico Eagle Mines Ltd.	319	25,293
Alimentation Couche-Tard, Inc., Class B	290	8,931
Barrick Gold Corp.	2,775	74,184
		108,408

China–2.10%
Alibaba Group Holding Ltd.(f)	300	11,421
Alibaba Group Holding Ltd., ADR(f)	631	192,259
Baidu, Inc., ADR(f)	184	24,481
BeiGene Ltd., ADR(f)	87	25,797
China Mobile Ltd.	4,500	27,385
China Oilfield Services Ltd., H Shares	14,000	8,457
China Overseas Land & Investment Ltd.	6,500	16,275
China Pacific Insurance (Group) Co. Ltd., H Shares	9,200	28,683
CNOOC Ltd.	33,000	30,148
COSCO SHIPPING Ports Ltd.	22,000	12,880
Dongfeng Motor Group Co. Ltd., H Shares	50,000	35,172
JD.com, Inc., ADR(f)	1,092	89,020
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., A Shares	2,200	55,339
Minth Group Ltd.	4,000	16,521
NetEase, Inc., ADR	742	64,398
Suofeiya Home Collection Co Ltd., A Shares	4,300	18,193
Tencent Holdings Ltd.	2,800	214,778
Wuxi Biologics Cayman, Inc.(b)(f)	1,000	28,097
		899,304

Denmark–0.37%
AP Moller - Maersk A/S, Class B	8	12,797
Carlsberg A/S, Class B	146	18,490
Chr. Hansen Holding A/S	198	19,947
Coloplast A/S, Class B	86	12,557
Genmab A/S(f)	36	12,006
Novo Nordisk A/S, Class B	556	35,557
Pandora A/S	181	14,351
Royal Unibrew A/S	77	7,525
Vestas Wind Systems A/S	139	23,761
		156,991

Finland–0.26%
Elisa OYJ	224	11,023
Kone OYJ, Class B	172	13,694
Nokia OYJ(f)	2,633	8,839
Orion OYJ, Class B	243	10,403
Stora Enso OYJ, Class R	1,617	23,613
UPM-Kymmene OYJ	1,103	31,192

	Shares	Value
Finland–(continued)
Valmet OYJ	453	$10,807
		109,571

France–0.97%
Atos SE(f)	23	1,570
AXA S.A.	1,199	19,370
BNP Paribas S.A.(f)	425	14,902
Capgemini SE	203	23,479
Carrefour S.A.	1,771	27,604
Cie de Saint-Gobain(f)	339	13,299
Cie Generale des Etablissements Michelin S.C.A.	91	9,824
Electricite de France S.A.	544	6,323
ENGIE S.A.(f)	1,372	16,631
Iliad S.A.	71	13,739
L’Oreal S.A.	66	21,375
Orange S.A.	1,818	20,426
Peugeot S.A.(f)	984	17,700
Publicis Groupe S.A.	335	11,670
Sanofi	857	77,472
Sartorius Stedim Biotech	40	15,224
SEB S.A.	47	7,643
TOTAL SE	3,142	95,149
		413,400

Germany–0.56%
Aurubis AG	154	9,858
Brenntag AG	88	5,626
Deutsche Post AG	1,008	44,674
Deutsche Telekom AG	2,511	38,238
Fielmann AG(f)	165	12,532
HelloFresh SE(f)	81	4,337
Infineon Technologies AG	469	13,134
Merck KGaA	114	16,882
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	84	19,658
SAP SE	86	9,165
Software AG	149	5,339
TAG Immobilien AG(f)	449	13,232
Telefonica Deutschland Holding AG	1,067	2,694
United Internet AG	320	11,238
Volkswagen AG, Preference Shares	76	11,073
Zalando SE(b)(f)	225	21,025
		238,705

Hong Kong–0.38%
AIA Group Ltd.	5,800	54,702
CK Asset Holdings Ltd.	10,500	48,650
CK Hutchison Holdings Ltd.	8,000	48,398
Pacific Basin Shipping Ltd.	73,000	10,641
		162,391

India–0.63%
Housing Development Finance Corp. Ltd.	2,238	58,050
ICICI Bank Ltd., ADR(f)	3,947	41,641
Infosys Ltd., ADR	1,096	15,640
Kotak Mahindra Bank Ltd.(f)	483	10,081
Larsen & Toubro Ltd.	3,692	46,388
Mahindra & Mahindra Ltd.	6,512	52,161
Shriram Transport Finance Co. Ltd.	3,364	31,448

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

	Shares	Value
India–(continued)
UPL Ltd.	2,258	$13,839
		269,248

Indonesia–0.05%
PT Astra International Tbk	61,600	22,766

Ireland–0.10%
CRH PLC	492	17,347
Flutter Entertainment PLC(f)	90	15,586
Ryanair Holdings PLC, ADR(f)	119	9,592
		42,525

Israel–0.07%
Nice Ltd., ADR(f)	139	31,728

Italy–0.22%
Buzzi Unicem S.p.A.	519	11,237
De Longhi S.p.A.	119	3,807
DiaSorin S.p.A.	71	15,595
Enel S.p.A.	3,081	24,538
Intesa Sanpaolo S.p.A.(f)	4,943	8,200
Iren S.p.A.	1,976	4,491
Reply S.p.A.	37	3,979
Telecom Italia S.p.A.	47,244	16,045
UniCredit S.p.A.(f)	1,127	8,443
		96,335

Japan–0.04%
Sony Corp.	200	16,669

Jordan–0.03%
Hikma Pharmaceuticals PLC	462	15,027

Luxembourg–0.03%
ArcelorMittal S.A.(f)	1,031	13,999

Malaysia–0.00%
British American Tobacco Malaysia Bhd.	600	1,459

Netherlands–0.35%
Adyen N.V.(b)(f)	6	10,125
BE Semiconductor Industries N.V.	281	11,358
ING Groep N.V.(f)	2,150	14,752
Intertrust N.V.(b)	175	2,712
Koninklijke Ahold Delhaize N.V.	553	15,196
Koninklijke KPN N.V.	5,728	15,482
Koninklijke Philips N.V.(f)	319	14,820
Randstad N.V.(f)	310	15,496
SBM Offshore N.V.	1,452	23,493
Signify N.V.(f)	409	14,574
Wolters Kluwer N.V.	165	13,375
		151,383

Norway–0.08%
Equinor ASA	1,185	15,203
Orkla ASA	1,473	13,907
Salmar ASA(f)	77	3,893
		33,003

Portugal–0.05%
EDP - Energias de Portugal S.A.	4,350	21,411

	Shares	Value
Russia–0.04%
Sberbank of Russia PJSC, ADR	640	$6,468
Sberbank of Russia PJSC, ADR	39	394
Yandex N.V., Class A(f)	165	9,499
		16,361

Singapore–0.19%
Genting Singapore Ltd.(f)	44,300	20,967
Jardine Cycle & Carriage Ltd.	1,100	14,300
United Overseas Bank Ltd.	3,300	45,871
		81,138

South Africa–0.20%
Anglo American PLC	2,003	47,035
Naspers Ltd., Class N	190	37,165
		84,200

South Korea–0.92%
Hyundai Motor Co.	167	24,429
Hyundai Motor Co., Second Pfd.	359	25,465
KB Financial Group, Inc.	981	35,015
LG Corp.	833	49,979
POSCO	136	25,109
Samsung Electronics Co. Ltd.	2,668	133,790
Samsung Electronics Co. Ltd., Preference Shares	1,313	58,258
Samsung Fire & Marine Insurance Co. Ltd.	253	40,128
		392,173

Spain–0.29%
Amadeus IT Group S.A.	316	15,146
Banco Bilbao Vizcaya Argentaria S.A.	4,520	13,014
CaixaBank S.A.	7,624	13,927
Cellnex Telecom S.A.(b)	524	33,661
Endesa S.A.	573	15,360
Iberdrola S.A.	1,174	13,850
Industria de Diseno Textil S.A.	504	12,471
Viscofan S.A.	96	6,480
		123,909

Sweden–0.35%
Atlas Copco AB, Class A	279	12,322
Autoliv, Inc.	75	5,685
Axfood AB	184	4,280
Biotage AB(f)	333	5,551
Bravida Holding AB(b)	201	2,320
Essity AB, Class B	397	11,499
Getinge AB, Class B	1,111	21,771
Husqvarna AB, Class B	1,355	14,014
ICA Gruppen AB	235	11,124
Lundin Energy AB	441	8,421
Sandvik AB(f)	1,043	18,583
SSAB AB, Class A(f)	1,460	4,248
SSAB AB, Class B(f)	4,484	12,129
Swedish Match AB	198	14,928
Thule Group AB(b)(f)	157	5,125
		152,000

Switzerland–0.97%
ABB Ltd.	612	14,840
Adecco Group AG	283	13,868

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Shares	Value
Switzerland–(continued)
Allreal Holding AG	12	$2,542
Bachem Holding AG, Class B	7	2,830
BKW AG	25	2,487
EMS-Chemie Holding AG	13	11,429
Forbo Holding AG	6	9,177
Galenica AG(b)	165	10,411
Geberit AG	26	14,787
Kuehne + Nagel International AG	53	10,587
LafargeHolcim Ltd.(f)	346	14,829
Logitech International S.A.	199	16,763
Lonza Group AG	42	25,402
Nestle S.A.	219	24,605
Novartis AG	693	54,086
PSP Swiss Property AG	115	13,911
Roche Holding AG	266	85,390
SFS Group AG	34	3,171
SIG Combibloc Group AG(f)	389	7,990
Swiss Prime Site AG	76	6,387
Swisscom AG	28	14,230
Tecan Group AG, Class R	52	24,679
VAT Group AG(b)(f)	73	13,685
Zurich Insurance Group AG	48	15,894
		413,980

Taiwan–1.05%
Asustek Computer, Inc.	11,000	93,429
Delta Electronics, Inc.	6,000	39,820
Hon Hai Precision Industry Co. Ltd.	13,400	36,352
MediaTek, Inc.	3,000	70,726
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	211,288
		451,615

Thailand–0.10%
Kasikornbank PCL, NVDR	16,700	40,981

United Kingdom–4.54%
3i Group PLC	725	9,032
Ashtead Group PLC	992	35,997
AstraZeneca PLC	23	2,315
Avast PLC(b)	1,560	9,597
Aviva PLC	7,696	25,773
B&M European Value Retail S.A.	2,026	12,729
Babcock International Group PLC	6,187	17,414
BAE Systems PLC	13,404	68,955
Balfour Beatty PLC(f)	4,628	12,816
Barclays PLC(f)	61,793	85,826
Barratt Developments PLC(f)	3,221	20,097
Berkeley Group Holdings PLC	275	14,441
BP PLC	33,146	84,771
British American Tobacco PLC	3,989	126,738
Bunzl PLC	1,117	34,743
Compass Group PLC	1,558	21,311
Computacenter PLC	103	3,036
ConvaTec Group PLC(b)	2,369	5,549
Cranswick PLC	92	3,837
Croda International PLC	188	14,699
Diageo PLC	249	8,055
Domino’s Pizza Group PLC	1,159	4,979

	Shares	Value
United Kingdom–(continued)
DS Smith PLC(f)	4,040	$14,830
easyJet PLC	1,403	9,198
Experian PLC	1,153	42,088
Fevertree Drinks PLC	713	18,598
G4S PLC(f)	11,604	30,695
GlaxoSmithKline PLC	7,529	125,615
Hays PLC(f)	9,434	13,056
HomeServe PLC	969	13,875
Imperial Brands PLC	496	7,868
International Consolidated Airlines Group S.A.	9,132	11,389
International Consolidated Airlines Group S.A., ADR	1,951	4,936
J Sainsbury PLC	13,775	35,990
JD Sports Fashion PLC	2,111	20,228
Kingfisher PLC(f)	4,035	15,015
Legal & General Group PLC	8,699	20,914
Marks & Spencer Group PLC	16,561	19,088
Meggitt PLC(f)	5,700	20,196
Melrose Industries PLC	6,497	10,077
National Grid PLC	9,174	109,192
Natwest Group PLC(f)	21,771	35,056
Next PLC	835	63,203
Pearson PLC	3,595	23,787
Pennon Group PLC	844	10,832
RELX PLC	3,437	68,035
Rightmove PLC(f)	1,775	14,223
Rolls-Royce Holdings PLC	1,707	1,578
Rolls-Royce Holdings PLC, Rts., expiring 11/06/2020(f)	6,193	3,129
Royal Dutch Shell PLC, Class B	3,069	37,015
RSA Insurance Group PLC	11,516	63,396
Severn Trent PLC	588	18,517
Shaftesbury PLC	694	4,092
Shaftesbury PLC, Rts., expiring 11/18/2020(f)	83	59
Smith & Nephew PLC	1,205	20,950
SSE PLC	6,407	104,197
Standard Chartered PLC(f)	5,459	24,985
Tate & Lyle PLC	1,682	12,974
Tesco PLC	17,252	45,942
Travis Perkins PLC(f)	1,384	19,038
Ultra Electronics Holdings PLC	849	20,680
Unilever N.V.	255	14,403
United Utilities Group PLC	2,866	32,138
Vectura Group PLC(f)	4,948	6,602
Vodafone Group PLC	80,605	107,674
Whitbread PLC(f)	535	14,892
WM Morrison Supermarkets PLC	5,427	11,457
		1,944,412

United States–2.88%
ABIOMED, Inc.(f)	31	7,808
Accenture PLC, Class A	30	6,507
Agilent Technologies, Inc.	67	6,840
Alphabet, Inc., Class A(f)	24	38,787
Alphabet, Inc., Class C(f)	19	30,799
Alteryx, Inc., Class A(f)	195	24,443
Amazon.com, Inc.(f)	17	51,615

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

	Shares	Value
United States–(continued)
American Express Co.	168	$15,328
Automatic Data Processing, Inc.	43	6,792
Berkshire Hathaway, Inc., Class B(f)	56	11,306
Bristol-Myers Squibb Co.	514	30,043
Citigroup, Inc.	99	4,101
CME Group, Inc., Class A	86	12,962
Coca-Cola Co. (The)	531	25,520
Colgate-Palmolive Co.	260	20,511
Copart, Inc.(f)	49	5,408
Crowdstrike Holdings, Inc., Class A(f)	396	49,041
Equifax, Inc.	46	6,284
Facebook, Inc., Class A(f)	332	87,353
Ferguson PLC	295	29,602
First Republic Bank	90	11,353
Home Depot, Inc. (The)	32	8,535
IHS Markit Ltd.	326	26,364
Illumina, Inc.(f)	117	34,246
Installed Building Products, Inc.(f)	63	5,704
JPMorgan Chase & Co.	358	35,098
Markel Corp.(f)	12	11,194
Mastercard, Inc., Class A	163	47,048
Microsoft Corp.	178	36,040
National Oilwell Varco, Inc.	341	2,864
Newmont Corp.	662	41,600
Okta, Inc.(f)	68	14,268
Old Dominion Freight Line, Inc.	33	6,282
PayPal Holdings, Inc.(f)	232	43,182
PepsiCo, Inc.	68	9,064
Progressive Corp. (The)	307	28,213
QIAGEN N.V.(f)	313	14,860
QUALCOMM, Inc.	104	12,829
salesforce.com, inc.(f)	235	54,583
ServiceNow, Inc.(f)	115	57,221
Sims Ltd.	3,276	22,042
Splunk, Inc.(f)	171	33,865
Texas Instruments, Inc.	232	33,545
Thermo Fisher Scientific, Inc.	85	40,215
TJX Cos., Inc. (The)	403	20,472
Twilio, Inc., Class A(f)	255	71,137
Twist Bioscience Corp.(f)	159	12,186
Uber Technologies, Inc.(f)	540	18,041
Wells Fargo & Co.	290	6,221
Whiting Petroleum Corp.(f)	167	2,438
		1,231,760
Total Common Stocks & Other Equity Interests (Cost $6,946,816)		8,099,885

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–12.83%
Argentina–0.08%
Argentine Republic Government International Bond,
1.00%, 07/09/2029	$4,402	1,818
1.13%, 07/09/2035(g)	97,000	31,913
		33,731

Brazil–0.48%
MARB BondCo PLC, 7.00%, 03/15/2024(b)	200,000	205,402

	Principal Amount	Value
Canada–0.35%
1011778 BC ULC/New Red Finance, Inc.,
5.00%, 10/15/2025(b)	$8,000	$8,203
4.00%, 10/15/2030(b)	24,000	23,880
Bombardier, Inc.,
5.75%, 03/15/2022(b)	23,000	21,873
6.00%, 10/15/2022(b)	7,000	6,374
7.50%, 03/15/2025(b)	23,000	16,761
Cenovus Energy, Inc., 4.25%, 04/15/2027	22,000	22,397
Norbord, Inc., 5.75%, 07/15/2027(b)	15,000	15,803
Parkland Corp., 6.00%, 04/01/2026(b)	26,000	26,894
Precision Drilling Corp., 5.25%, 11/15/2024	12,000	7,808
Superior Plus L.P./Superior General Partner, Inc., 7.00%, 07/15/2026(b)	2,000	2,146
		152,139

France–0.48%
Societe Generale S.A., 7.38%(b)(c)(d)	200,000	206,079

Germany–0.03%
Mercer International, Inc., 5.50%, 01/15/2026	14,000	13,291

Italy–0.05%
Telecom Italia Capital S.A.,
6.38%, 11/15/2033	8,000	9,481
7.20%, 07/18/2036	8,000	10,119
		19,600

Luxembourg–0.06%
Intelsat (Luxembourg) S.A., 7.75%, 06/01/2021(h)	15,000	713
Intelsat Connect Finance S.A., 9.50%, 02/15/2023(b)(h)	9,000	2,458
Intelsat Jackson Holdings S.A.,
5.50%, 08/01/2023(h)	10,000	5,887
8.50%, 10/15/2024(b)(h)	19,000	11,780
9.75%, 07/15/2025(b)(h)	7,000	4,386
		25,224

Mexico–0.42%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.38%, 04/17/2025(b)	150,000	168,190
Petroleos Mexicanos, 6.88%, 10/16/2025(b)	10,000	9,900
		178,090

Netherlands–0.17%
Shell International Finance B.V., 2.75%, 04/06/2030	69,000	74,435

United Kingdom–0.96%
Barclays Bank PLC, 0.56%(d)	20,000	17,395
National Westminster Bank PLC, Series B, 0.41% (6 mo. USD LIBOR + 0.25%)(d)(e)	100,000	90,962

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United Kingdom–(continued)
Natwest Group PLC,
6.00%(c)(d)	$200,000	$207,440

Series U, 2.54% (3 mo. USD LIBOR + 2.32%)(d)(e)	100,000	96,061

Valaris PLC, 7.75%, 02/01/2026(h)	18,000	867

		412,725

United States–9.75%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	15,000	15,392

Adient US LLC,
9.00%, 04/15/2025(b)	4,000	4,404

7.00%, 05/15/2026(b)	10,000	10,684

Akumin, Inc., 7.00%, 11/01/2025(b)	25,000	24,781

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
7.50%, 03/15/2026(b)	9,000	9,989

5.88%, 02/15/2028(b)	9,000	9,533

3.50%, 03/15/2029(b)	10,000	9,716

AMC Entertainment Holdings, Inc., 10.50%, 04/24/2026(b)	7,000	3,605

AMC Networks, Inc., 5.00%, 04/01/2024	17,000	17,106

AmWINS Group, Inc., 7.75%, 07/01/2026(b)	10,000	10,711

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 01/15/2028(b)	22,000	19,633

Antero Resources Corp.,
5.63%, 06/01/2023	6,000	5,048

5.00%, 03/01/2025	15,000	11,278

ASGN, Inc., 4.63%, 05/15/2028(b)	9,000	9,270

Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	21,000	23,385

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 05/15/2025(b)	30,000	34,519

Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	18,000	19,868

Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	20,000	20,580

5.75%, 08/15/2027(b)	7,000	7,521

6.25%, 02/15/2029(b)	14,000	14,448

Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	2,000	2,064

Boeing Co. (The), 5.15%, 05/01/2030	100,000	110,847

Booking Holdings, Inc., 4.50%, 04/13/2027	19,000	22,181

Boxer Parent Co., Inc.,
7.13%, 10/02/2025(b)	5,000	5,368

9.13%, 03/01/2026(b)	8,000	8,530

Boyd Gaming Corp., 6.38%, 04/01/2026	18,000	18,701

Brink’s Co. (The),
5.50%, 07/15/2025(b)	12,000	12,505

4.63%, 10/15/2027(b)	28,000	28,622

Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	15,000	15,675

	Principal Amount	Value
United States–(continued)
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	$13,000	$13,349

Calpine Corp., 5.00%, 02/01/2031(b)	10,000	10,225

Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	8,000	7,948

9.25%, 07/15/2024(b)	14,000	15,330

Camelot Finance S.A., 4.50%, 11/01/2026(b)	8,000	8,335

Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	35,000	37,206

Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	19,000	19,236

Carnival Corp.,
11.50%, 04/01/2023(b)	26,000	28,768

10.50%, 02/01/2026(b)	11,000	11,976

CCM Merger, Inc., 6.38%, 05/01/2026(b)	15,000	15,394

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	18,000	18,682

5.13%, 05/01/2027(b)	100,000	105,133

5.00%, 02/01/2028(b)	26,000	27,404

4.50%, 08/15/2030(b)	24,000	24,960

Centene Corp.,
5.38%, 06/01/2026(b)	21,000	22,123

4.63%, 12/15/2029	7,000	7,630

3.00%, 10/15/2030	13,000	13,516

Clarios Global L.P., 6.75%, 05/15/2025(b)	6,000	6,355

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	18,000	18,806

Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	37,000	35,655

Cleveland-Cliffs, Inc.,
9.88%, 10/17/2025(b)	14,000	16,030

6.25%, 10/01/2040	4,000	3,421

CNX Resources Corp., 7.25%, 03/14/2027(b)	19,000	20,069

Colony Capital, Inc., Conv., 5.00%, 04/15/2023	9,000	8,858

CommScope, Inc., 8.25%, 03/01/2027(b)	29,000	30,051

Community Health Systems, Inc.,
6.63%, 02/15/2025(b)	12,000	11,731

8.00%, 03/15/2026(b)	19,000	19,095

Comstock Resources, Inc., 9.75%, 08/15/2026	19,000	20,045

Continental Resources, Inc., 4.50%, 04/15/2023	19,000	18,230

3.80%, 06/01/2024	2,000	1,866

Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(i)	42,000	42,442

CSC Holdings LLC, 6.75%, 11/15/2021	42,000	43,969

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	25,000	23,293

Dana, Inc.,
5.50%, 12/15/2024	14,000	14,236

5.38%, 11/15/2027	8,000	8,275

5.63%, 06/15/2028	2,000	2,103

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
DaVita, Inc.,
4.63%, 06/01/2030(b)	$8,000	$8,142

3.75%, 02/15/2031(b)	8,000	7,705

Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	32,000	33,193

8.10%, 07/15/2036(b)	100,000	134,871

Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	20,000	21,846

7.38%, 01/15/2026	8,000	8,277

Diamond Offshore Drilling, Inc., 4.88%, 11/02/2043(h)	12,000	840

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	24,000	14,025

6.63%, 08/15/2027(b)	26,000	10,823

DISH DBS Corp., 5.88%, 11/15/2024	19,000	19,143

DISH Network Corp., Conv., 3.38%, 08/15/2026	21,000	18,615

DPL, Inc., 4.35%, 04/15/2029	19,000	20,624

Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	6,000	6,431

10.25%, 02/15/2027(b)	6,000	6,732

Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	10,000	10,524

Element Solutions, Inc., 3.88%, 09/01/2028(b)	4,000	3,958

Embarq Corp., 8.00%, 06/01/2036	28,000	32,882

Encompass Health Corp., 4.75%, 02/01/2030	10,000	10,433

Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	3,000	3,117

Energizer Holdings, Inc.,
7.75%, 01/15/2027(b)	13,000	14,129

4.75%, 06/15/2028(b)	10,000	10,304

EnerSys, 5.00%, 04/30/2023(b)	29,000	29,888

EnLink Midstream Partners L.P., 5.60%, 04/01/2044	11,000	6,840

EnPro Industries, Inc., 5.75%, 10/15/2026	22,000	23,178

EQM Midstream Partners L.P.,
6.50%, 07/01/2027(b)	10,000	10,502

5.50%, 07/15/2028	13,000	13,193

Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	16,000	16,206

Ford Motor Co.,
8.50%, 04/21/2023	135,000	149,222

9.00%, 04/22/2025	17,000	20,018

9.63%, 04/22/2030	14,000	18,817

4.75%, 01/15/2043	11,000	10,209

Freeport-McMoRan, Inc., 5.40%, 11/14/2034	32,000	36,700

Fresh Market, Inc. (The), 9.75%, 05/01/2023(b)	20,000	19,175

Frontier Communications Corp.,
10.50%, 09/15/2022(h)	48,000	19,849

11.00%, 09/15/2025(h)	32,000	13,380

Gartner, Inc., 4.50%, 07/01/2028(b)	11,000	11,497

3.75%, 10/01/2030(b)	8,000	8,191

	Principal Amount	Value
United States–(continued)
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	$29,000	$29,828

Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	5,000	4,310

6.25%, 05/15/2026	25,000	20,068

7.75%, 02/01/2028	12,000	9,971

Global Medical Response, Inc., 6.50%, 10/01/2025(b)	19,000	18,786

Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029(b)	19,000	19,616

Gray Television, Inc., 7.00%, 05/15/2027(b)	17,000	18,360

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	12,000	12,030

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	43,000	42,078

Hanesbrands, Inc., 5.38%, 05/15/2025(b)	62,000	65,332

HCA, Inc.,
5.88%, 02/15/2026	12,000	13,575

5.38%, 09/01/2026	14,000	15,759

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	12,000	12,739

Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	50,000	57,513

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	31,000	28,505

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	10,000	10,309

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	20,000	18,738

Hologic, Inc., 3.25%, 02/15/2029(b)	11,000	11,076

iHeartCommunications, Inc., 8.38%, 05/01/2027	16,000	15,633

IRB Holding Corp.,
7.00%, 06/15/2025(b)	4,000	4,270

6.75%, 02/15/2026(b)	37,000	37,139

Iron Mountain, Inc.,
5.25%, 07/15/2030(b)	15,000	15,413

4.50%, 02/15/2031(b)	10,000	9,968

iStar, Inc., 4.75%, 10/01/2024	31,000	29,660

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	40,000	42,655

JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	27,000	27,823

KB Home, 4.80%, 11/15/2029	11,000	11,901

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	21,000	21,077

Koppers, Inc., 6.00%, 02/15/2025(b)	26,000	26,634

Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	10,000	13,369

5.00%, 06/04/2042	18,000	19,744

5.50%, 06/01/2050(b)	16,000	18,228

L Brands, Inc., 6.88%, 11/01/2035	36,000	36,607

Lennar Corp., 5.25%, 06/01/2026	7,000	7,971

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Level 3 Financing, Inc.,
5.25%, 03/15/2026	$14,000	$14,471

3.63%, 01/15/2029(b)	7,000	6,786

Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	9,000	9,348

4.63%, 12/15/2027(b)	7,000	7,381

4.38%, 01/15/2031(b)	2,000	2,069

LPL Holdings, Inc., 5.75%, 09/15/2025(b)	13,000	13,455

Macy’s, Inc., 8.38%, 06/15/2025(b)	27,000	28,230

Mattel, Inc., 6.75%, 12/31/2025(b)	19,000	20,002

Meredith Corp., 6.88%, 02/01/2026	24,000	19,935

Meritage Homes Corp., 6.00%, 06/01/2025	11,000	12,388

MGM Resorts International,
6.75%, 05/01/2025	14,000	14,749

4.63%, 09/01/2026	30,000	29,541

Michaels Stores, Inc., 8.00%, 07/15/2027(b)	11,000	11,349

MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	11,000	11,530

MTS Systems Corp., 5.75%, 08/15/2027(b)	18,000	18,191

Mueller Industries, Inc., 6.00%, 03/01/2027	40,000	40,942

Murphy Oil USA, Inc., 5.63%, 05/01/2027	9,000	9,482

Nabors Industries, Inc., 5.75%, 02/01/2025	4,000	1,068

Navient Corp.,
7.25%, 01/25/2022	30,000	31,031

7.25%, 09/25/2023	16,000	16,810

5.00%, 03/15/2027	12,000	11,223

NCL Corp. Ltd., 12.25%, 05/15/2024(b)	22,000	24,447

Netflix, Inc.,
5.88%, 11/15/2028	19,000	22,735

5.38%, 11/15/2029(b)	9,000	10,553

New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	10,000	10,356

9.75%, 07/15/2028(b)	8,000	8,680

Newell Brands, Inc.,
4.88%, 06/01/2025	6,000	6,504

5.88%, 04/01/2036	2,000	2,350

NFP Corp., 6.88%, 08/15/2028(b)	12,000	11,655

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	27,000	13,928

NIKE, Inc., 2.85%, 03/27/2030	46,000	51,379

Nordstrom, Inc., 8.75%, 05/15/2025(b)	9,000	9,861

NRG Energy, Inc., 5.25%, 06/15/2029(b)	15,000	16,291

NuStar Logistics L.P., 6.00%, 06/01/2026	4,000	3,957

	Principal Amount	Value
United States–(continued)
Occidental Petroleum Corp.,
2.70%, 08/15/2022	$18,000	$16,673

2.90%, 08/15/2024	11,000	9,174

3.20%, 08/15/2026	8,000	6,195

6.38%, 09/01/2028	5,000	4,384

3.50%, 08/15/2029	5,000	3,615

6.20%, 03/15/2040	12,000	9,772

4.10%, 02/15/2047	17,000	11,140

Olin Corp., 5.63%, 08/01/2029	29,000	30,015

OneMain Finance Corp., 8.88%, 06/01/2025	17,000	18,731

Oracle Corp., 2.95%, 04/01/2030	14,000	15,419

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	16,000	16,981

Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	5,000	5,122

4.13%, 02/15/2028(b)	4,000	4,170

Penske Automotive Group, Inc., 5.50%, 05/15/2026	15,000	15,506

Pike Corp., 5.50%, 09/01/2028(b)	7,000	7,176

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	15,000	15,864

Post Holdings, Inc.,
5.63%, 01/15/2028(b)	8,000	8,455

4.63%, 04/15/2030(b)	12,000	12,330

QEP Resources, Inc., 5.63%, 03/01/2026	23,000	14,651

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	29,000	21,276

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	20,000	18,993

6.88%, 04/15/2040(b)	14,000	14,420

Royal Caribbean Cruises Ltd., 9.13%, 06/15/2023(b)	8,000	8,340

Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	9,000	9,911

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	36,000	38,108

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	5,000	5,205

8.25%, 03/15/2026(b)	6,000	6,085

7.00%, 05/15/2028(b)	10,000	9,950

SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	12,000	12,256

Sensata Technologies B.V., 4.88%, 10/15/2023(b)	10,000	10,613

Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	3,000	2,974

ServiceMaster Co. LLC (The), 5.13%, 11/15/2024(b)	24,000	24,666

Simmons Foods, Inc., 5.75%, 11/01/2024(b)	16,000	15,900

SM Energy Co.,
10.00%, 01/15/2025(b)	10,000	9,556

6.75%, 09/15/2026	5,000	1,943

6.63%, 01/15/2027	11,000	4,157

Southwestern Energy Co.,
7.50%, 04/01/2026	2,000	2,039

7.75%, 10/01/2027	10,000	10,344

Sprint Corp., 7.88%, 09/15/2023	26,000	29,721

Standard Industries, Inc., 5.00%, 02/15/2027(b)	10,000	10,331

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	$44,000	$39,462

Sysco Corp., 5.65%, 04/01/2025	10,000	11,799

Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	8,000	7,845

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	6,000	6,034

5.88%, 04/15/2026	17,000	17,372

5.50%, 03/01/2030(b)	3,000	3,021

4.88%, 02/01/2031(b)	3,000	2,932

Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	22,000	23,787

5.75%, 01/15/2028(b)	10,000	11,131

Tenet Healthcare Corp.,
7.50%, 04/01/2025(b)	15,000	16,179

4.63%, 06/15/2028(b)	2,000	2,033

6.13%, 10/01/2028(b)	21,000	20,436

Tenneco, Inc., 5.00%, 07/15/2026	17,000	13,048

Titan International, Inc., 6.50%, 11/30/2023	55,000	43,100

Triumph Group, Inc.,
8.88%, 06/01/2024(b)	5,000	5,317

7.75%, 08/15/2025	31,000	20,111

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	20,000	20,138

VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	6,000	5,996

3.75%, 02/15/2027(b)	6,000	6,025

4.13%, 08/15/2030(b)	6,000	6,083

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	18,000	18,232

WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	11,000	12,057

Western Midstream Operating L.P.,
4.10%, 02/01/2025	7,000	6,606

4.75%, 08/15/2028	14,000	13,125

William Carter Co. (The),
5.50%, 05/15/2025(b)	2,000	2,104

5.63%, 03/15/2027(b)	8,000	8,410

WPX Energy, Inc.,
5.75%, 06/01/2026	9,000	9,257

5.25%, 10/15/2027	2,000	2,009

5.88%, 06/15/2028	2,000	2,048

4.50%, 01/15/2030	2,000	1,923

	Principal Amount		Value
United States–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	$10,000		$9,319

Yum! Brands, Inc., 7.75%, 04/01/2025(b)	4,000		4,399

			4,174,049

Total U.S. Dollar Denominated Bonds & Notes (Cost $5,320,316)			5,494,765

U.S. Treasury Securities–0.59%
U.S. Treasury Bonds–0.33%
1.13%, 05/15/2040	149,420		142,570

U.S. Treasury Inflation – Indexed Bonds–0.19%
0.75%, 07/15/2028	68,578	(j)	79,101

U.S. Treasury Inflation – Indexed Notes–0.07%
0.13%, 01/15/2023	28,208	(j)	28,855

Total U.S. Treasury Securities (Cost $246,206)			250,526

Asset-Backed Securities–0.06%
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b) (Cost $24,833)	24,833		26,231

	Shares

Money Market Funds–34.42%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(k)(l)	2,847,029		2,847,029

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(k)(l)	2,124,777		2,125,627

Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.11%(k)(l)	6,509,172		6,509,172

Invesco Treasury Portfolio, Institutional Class, 0.01%(k)(l)	3,253,747		3,253,747

Total Money Market Funds (Cost $14,735,039)			14,735,575

Options Purchased–2.11%
(Cost $1,274,642)(m)			904,328

TOTAL INVESTMENTS IN SECURITIES–88.27% (Cost $36,642,459)			37,793,201

OTHER ASSETS LESS LIABILITIES–11.73%			5,021,412

NET ASSETS–100.00%			$42,814,613

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
Rts.	– Rights
RUB	– Russian Ruble
USD	– U.S. Dollar
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $6,343,006, which represented 14.82% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(f)	Non-income producing security.
(g)	Step coupon bond. Rate shown is the rate in effect on October 31, 2020.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2020 was $60,160, which represented less than 1% of the Fund’s Net Assets.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	Principal amount of security and interest payments are adjusted for inflation.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,244,358	$22,534,327	$(23,931,656)	$-	$-	$2,847,029	$19,770
Invesco Liquid Assets Portfolio, Institutional Class	3,033,274	16,410,699	(17,316,701)	(281)	(1,364)	2,125,627	19,075
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	7,777,988	15,381,584	(16,650,400)	-	-	6,509,172	53,438
Invesco Treasury Portfolio, Institutional Class	4,850,694	25,753,518	(27,350,465)	-	-	3,253,747	21,915
Total	$19,906,314	$80,080,128	$(85,249,222)	$(281)	$(1,364)	$14,735,575	$114,198

(l)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(m)	The table below details options purchased.

Open Over-The-Counter Index Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Notional Value(b)		Value
Equity Risk
S&P 500 Index	Call	Barclays Bank PLC	03/19/2021	25	USD 3,750.00	USD	9,375,000	$72,891
S&P 500 Index	Call	Barclays Bank PLC	03/19/2021	35	USD 3,750.00	USD	13,125,000	102,047
Total Index Options Purchased				60				$174,938

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	EUR	368,404	$5,074

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	EUR	481,762	6,635

EUR versus USD	Call	Goldman Sachs International	01/22/2021	USD	1.20	EUR	200,000	306

USD versus ZAR	Call	Goldman Sachs International	04/30/2021	ZAR	21.50	USD	119,772	583

USD versus ZAR	Call	UBS AG	04/30/2021	ZAR	21.50	USD	119,772	583

USD versus ZAR	Call	UBS AG	04/30/2021	ZAR	21.50	USD	244,149	1,189

Subtotal — Foreign Currency Call Options Purchased								14,370

Currency Risk

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	1,525,982	13,299

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	1,525,982	13,299

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	1,525,982	13,299

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	1,525,982	13,299

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	281,204	2,451

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	200,859	1,751

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	EUR	321,376	2,801

Subtotal — Foreign Currency Put Options Purchased								60,199

Total Foreign Currency Options Purchased								$74,569

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

10 Year Interest Rate Swap	Put	Bank of America, N.A.	1.06%	Pay	3 Month USD LIBOR	Quarterly	04/08/2021	USD	4,419,000	$52,996

10 Year Interest Rate Swap	Put	Bank of America, N.A.	1.26	Pay	3 Month USD LIBOR	Quarterly	04/08/2021	USD	6,628,000	44,155

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.35	Pay	3 Month USD LIBOR	Quarterly	09/23/2030	USD	805,000	62,876

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.37	Pay	3 Month USD LIBOR	Quarterly	09/23/2030	USD	805,000	62,143

5 Year Interest Rate Swap	Put	Barclays Bank PLC	1.72	Pay	3 Month USD LIBOR	Quarterly	12/02/2020	USD	4,521,000	0

5 Year Interest Rate Swap	Put	Barclays Bank PLC	1.59	Pay	3 Month USD LIBOR	Quarterly	02/04/2021	USD	154,000	4

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.08	Pay	3 Month USD LIBOR	Quarterly	07/15/2030	USD	980,000	89,962

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.05	Pay	3 Month USD LIBOR	Quarterly	07/16/2030	USD	2,260,000	210,785

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.05	Pay	3 Month USD LIBOR	Quarterly	07/17/2030	USD	1,410,000	131,900

Total Interest Rate Swaptions Purchased										$654,821

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

Open Over-The-Counter Index Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(b)	Value	Unrealized Appreciation (Depreciation)
Equity Risk

S&P 500 Index	Call	Barclays Bank PLC	03/19/2021	13	USD 3,540.00	$(254,800)	USD 4,602,000	$(111,033)	$143,767

S&P 500 Index	Call	Barclays Bank PLC	03/19/2021	17	USD 3,540.00	(333,200)	USD 6,018,000	(145,197)	188,003

Subtotal — Index Call Options Written				30		(588,000)		(256,230)	331,770

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)—(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(b)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

S&P 500 Index	Put	Barclays Bank PLC	01/15/2021	6	USD	3,010.00	$(28,200)	USD 1,806,000	$(60,154)	$ (31,954)

S&P 500 Index	Put	Barclays Bank PLC	01/15/2021	9	USD	3,010.00	(42,300)	USD 2,709,000	(90,232)	(47,932)

Subtotal — Index Put Options Written				15			(70,500)		(150,386)	(79,886)

Total — Index Options Written				45			$(658,500)		$(406,616)	$251,884

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received		Notional Value	Value	Unrealized Appreciation

Currency Risk

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	$(16,247)	EUR	1,017,322	$(14,011)	$ 2,236

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(19,012)	EUR	1,017,321	(14,010)	5,002

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(18,560)	EUR	1,017,321	(14,010)	4,550

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(16,552)	EUR	1,017,321	(14,011)	2,541

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(3,050)	EUR	187,469	(2,582)	468

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(2,134)	EUR	133,906	(1,844)	290

EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.75	(3,114)	EUR	214,250	(2,951)	163

Subtotal - Foreign Currency Call Options Written						(78,669)			(63,419)	15,250

Currency Risk

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	(8,127)	EUR	552,606	(4,816)	3,311

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	07/09/2021	SEK	10.00	(8,763)	EUR	722,642	(6,298)	2,465

Subtotal - Foreign Currency Put Options Written						(16,890)			(11,114)	5,776

Total – Foreign Currency Options Written						$(95,559)			$(74,533)	$21,026

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.78%	3 Month USD LIBOR	Pay	Quarterly	07/15/2022	$ (34,826)	USD 981,000	$(49,033)	$(14,207)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	3 Month USD LIBOR	Pay	Quarterly	07/18/2022	(31,027)	USD 881,000	(45,719)	(14,692)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.76	3 Month USD LIBOR	Pay	Quarterly	07/18/2022	(61,811)	USD1,760,000	(90,756)	(28,945)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	0.90	3 Month USD LIBOR	Pay	Quarterly	09/21/2022	(21,096)	USD 617,000	(28,071)	(6,975)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	0.91	3 Month USD LIBOR	Pay	Quarterly	09/22/2022	(20,512)	USD 617,000	(27,666)	(7,154)

Total Open Over-The-Counter Interest Rate Swaptions Written								$(169,272)		$(241,245)	$(71,973)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	6	December-2020	$979,410	$(78,702)	$(78,702)

EURO STOXX 600 Index	1	December-2020	31,067	(1,905)	(1,905)

Hang Seng China Enterprises Index	28	November-2020	1,767,224	(36,615)	(36,615)

Nikkei 225 Index	22	December-2020	2,403,935	(14,949)	(14,949)

S&P/ASX 200 Index	20	December-2020	2,070,041	18,408	18,408
Subtotal				(113,763)	(113,763)
Interest Rate Risk

Euro Bobl	1	December-2020	158,241	1,303	1,303

Euro Buxl 30 Year Bonds	1	December-2020	266,425	16,036	16,036

Euro-Bund	2	December-2020	410,306	8,056	8,056

U.S. Treasury Ultra Bonds	19	December-2020	4,085,000	(114,545)	(114,545)
Subtotal				(89,150)	(89,150)
Subtotal—Long Futures Contracts				(202,913)	(202,913)

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	37	December-2020	(2,843,080)	(60,652)	(60,652)

EURO STOXX 50 Index	35	December-2020	(1,206,170)	146,899	146,899

EURO STOXX 600 Index	34	December-2020	(431,619)	31,789	31,789

FTSE 100 Index	1	December-2020	(72,075)	(312)	(312)

FTSE UK Mid Cap Tradable Plus Index	9	December-2020	(428,977)	15,171	15,171

MSCI AC Asia ex Japan Index	46	December-2020	(2,536,767)	(75,446)	(75,446)

MSCI World Index	25	December-2020	(1,706,250)	69,632	69,632

SGX Nifty 50 Index	53	November-2020	(1,233,310)	18,337	18,337

Swiss Market Index	3	December-2020	(312,056)	28,801	28,801
Subtotal				174,219	174,219
Interest Rate Risk

Long Gilt	4	December-2020	(703,093)	2,040	2,040

U.S. Treasury 10 Year Notes	3	December-2020	(414,656)	2,228	2,228

U.S. Treasury 10 Year Ultra Bonds	27	December-2020	(4,246,594)	53,730	53,730
Subtotal				57,998	57,998
Subtotal—Short Futures Contracts				232,217	232,217
Total Futures Contracts				$29,304	$29,304

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 35, Version 1	Buy	(5.00)%	Quarterly	12/20/2025	4.226%	USD	1,217,000	$(157,942)	$(148,891)	$9,051

Markit iTraxx Europe Index, Series 32, Version 1	Sell	1.00	Quarterly	12/20/2024	0.647	EUR	150,000	(509)	2,562	3,071

Subtotal – Appreciation								(158,451)	(146,329)	12,122

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements—(continued)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit iTraxx Europe Crossover Index, Series 33, Version 4	Buy	(5.00)%	Quarterly	06/20/2025	3.536%	EUR	150,000	$133,684	$96,878	$(36,806)

Markit CDX North America Investment Grade Index, Series 35, Version 1	Sell	1.00	Quarterly	12/20/2025	0.658	USD	6,705,000	140,393	115,963	(24,430)

Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	4.226	USD	3,287,000	153,185	115,209	(37,976)

Subtotal - Depreciation								427,262	328,050	(99,212)

Total Centrally Cleared Credit Default Swap Agreements								$268,811	$181,721	$(87,090)

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	6 Month AUD BBSW	Semi-Annually	1.25%	Semi-Annually	06/18/2030	AUD	609,104	$–	$43	$ 43
Pay	6 Month AUD BBSW	Semi-Annually	1.25	Semi-Annually	06/18/2030	AUD	609,104	–	95	95
Pay	6 Month AUD BBSW	Semi-Annually	1.25	Semi-Annually	06/18/2030	AUD	609,104	–	95	95
Pay	6 Month JPY LIBOR	Semi-Annually	0.61	Semi-Annually	09/20/2050	JPY	16,115,600	–	154	154
Pay	6 Month JPY LIBOR	Semi-Annually	0.61	Semi-Annually	09/20/2050	JPY	16,115,600	–	176	176
Pay	6 Month AUD BBSW	Semi-Annually	1.26	Semi-Annually	06/18/2030	AUD	609,105	–	353	353
Pay	6 Month AUD BBSW	Semi-Annually	1.26	Semi-Annually	06/18/2030	AUD	1,218,209	–	500	500
Pay	6 Month JPY LIBOR	Semi-Annually	0.64	Semi-Annually	12/19/2050	JPY	10,063,000	–	508	508
Pay	6 Month JPY LIBOR	Semi-Annually	0.63	Semi-Annually	09/20/2050	JPY	16,115,600	–	655	655
Pay	6 Month AUD BBSW	Semi-Annually	1.29	Semi-Annually	06/18/2030	AUD	527,086	–	753	753
Pay	28 Day MXN TIIE	28 Day	6.93	28 Day	06/16/2021	MXN	1,500,000	–	1,092	1,092
Pay	6 Month AUD BBSW	Semi-Annually	1.29	Semi-Annually	06/18/2030	AUD	853,146	–	1,219	1,219
Pay	6 Month AUD BBSW	Semi-Annually	1.31	Semi-Annually	06/18/2030	AUD	527,086	–	1,272	1,272
Pay	6 Month AUD BBSW	Semi-Annually	1.32	Semi-Annually	06/18/2030	AUD	527,085	–	1,308	1,308
Receive	6 Month EUR LIBOR	Semi-Annually	(0.20)	Yearly	06/19/2040	EUR	283,550	–	1,354	1,354
Receive	6 Month EUR LIBOR	Semi-Annually	(0.19)	Yearly	06/19/2040	EUR	283,550	–	1,696	1,696
Pay	6 Month EUR LIBOR	Semi-Annually	0.33	Yearly	09/19/2040	EUR	149,410	–	1,704	1,704
Pay	6 Month EUR LIBOR	Semi-Annually	0.34	Yearly	09/19/2040	EUR	149,410	–	1,854	1,854
Pay	6 Month EUR LIBOR	Semi-Annually	0.11	Yearly	01/02/2025	EUR	100,500	–	1,950	1,950
Pay	6 Month EUR LIBOR	Semi-Annually	0.35	Yearly	09/19/2040	EUR	147,180	–	1,995	1,995
Pay	6 Month AUD BBSW	Semi-Annually	1.36	Semi-Annually	06/18/2030	AUD	527,086	–	2,024	2,024
Pay	6 Month AUD BBSW	Semi-Annually	1.36	Semi-Annually	06/18/2030	AUD	527,085	–	2,078	2,078
Pay	6 Month EUR LIBOR	Semi-Annually	0.32	Yearly	06/19/2040	EUR	218,000	–	2,085	2,085
Receive	6 Month EUR LIBOR	Semi-Annually	(0.17)	Yearly	06/19/2040	EUR	283,550	–	2,466	2,466
Pay	6 Month EUR LIBOR	Semi-Annually	0.34	Yearly	09/16/2025	EUR	350,000	–	2,992	2,992
Pay	6 Month EUR LIBOR	Semi-Annually	0.28	Yearly	06/17/2025	EUR	273,000	–	3,254	3,254
Receive	6 Month AUD BBSW	Semi-Annually	(1.23)	Semi-Annually	09/17/2030	AUD	1,699,000	–	3,580	3,580
Pay	6 Month EUR LIBOR	Semi-Annually	0.45	Yearly	06/19/2040	EUR	144,000	–	3,681	3,681
Pay	6 Month EUR LIBOR	Semi-Annually	0.21	Yearly	09/19/2040	EUR	365,000	–	3,769	3,769
Pay	6 Month EUR LIBOR	Semi-Annually	0.46	Yearly	06/19/2040	EUR	144,000	–	3,820	3,820
Pay	6 Month AUD BBSW	Semi-Annually	1.45	Semi-Annually	06/18/2030	AUD	609,105	–	4,180	4,180
Pay	6 Month AUD BBSW	Semi-Annually	1.45	Semi-Annually	06/18/2030	AUD	609,104	–	4,180	4,180

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	6 Month AUD BBSW	Semi-Annually	1.48%	Semi-Annually	06/18/2030	AUD	527,085	$–	$4,222	$4,222
Pay	6 Month AUD BBSW	Semi-Annually	1.45	Semi-Annually	06/18/2030	AUD	609,105	–	4,335	4,335
Pay	6 Month AUD BBSW	Semi-Annually	1.45	Semi-Annually	06/18/2030	AUD	609,104	–	4,335	4,335
Pay	6 Month AUD BBSW	Semi-Annually	1.49	Semi-Annually	06/18/2030	AUD	527,085	–	4,378	4,378
Pay	6 Month AUD BBSW	Semi-Annually	1.49	Semi-Annually	06/18/2030	AUD	527,086	–	4,405	4,405
Pay	6 Month EUR LIBOR	Semi-Annually	0.19	Yearly	06/17/2025	EUR	272,000	–	4,485	4,485
Pay	6 Month AUD BBSW	Semi-Annually	1.46	Semi-Annually	06/18/2030	AUD	609,104	–	4,491	4,491
Pay	6 Month AUD BBSW	Semi-Annually	1.46	Semi-Annually	06/18/2030	AUD	609,105	–	4,491	4,491
Pay	6 Month AUD BBSW	Semi-Annually	1.50	Semi-Annually	06/18/2030	AUD	527,085	–	4,669	4,669
Pay	6 Month AUD BBSW	Semi-Annually	1.50	Semi-Annually	06/18/2030	AUD	527,085	–	4,669	4,669
Pay	6 Month EUR LIBOR	Semi-Annually	0.24	Yearly	06/17/2025	EUR	346,000	–	4,770	4,770
Pay	6 Month AUD BBSW	Semi-Annually	1.48	Semi-Annually	06/18/2030	AUD	612,016	–	4,969	4,969
Receive	6 Month AUD BBSW	Semi-Annually	(1.16)	Semi-Annually	09/17/2030	AUD	1,676,000	–	7,389	7,389
Pay	6 Month EUR LIBOR	Semi-Annually	1.02	Yearly	06/20/2040	EUR	50,000	–	12,316	12,316
Pay	6 Month EUR LIBOR	Semi-Annually	0.29	Yearly	09/19/2040	EUR	2,189,000	–	12,685	12,685
Receive	6 Month EUR LIBOR	Semi-Annually	(0.19)	Yearly	06/19/2040	EUR	4,820,350	–	28,825	28,825
Subtotal - Appreciation								–	172,319	172,319
Interest Rate Risk
Receive	6 Month EUR LIBOR	Semi-Annually	(0.31)	Yearly	09/18/2024	EUR	6,031,000	–	(56,955)	(56,955)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.13)	Yearly	06/17/2025	EUR	780,000	–	(15,588)	(15,588)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.20)	Yearly	09/19/2050	EUR	122,000	–	(5,472)	(5,472)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.18)	Yearly	09/19/2050	EUR	122,000	–	(5,057)	(5,057)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.37)	Yearly	09/19/2040	EUR	322,428	–	(4,943)	(4,943)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.21)	Yearly	09/19/2050	EUR	122,000	–	(4,845)	(4,845)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.20)	Yearly	09/19/2050	EUR	122,000	–	(4,801)	(4,801)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.36)	Yearly	09/19/2040	EUR	322,429	–	(4,650)	(4,650)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.20)	Yearly	09/19/2050	EUR	122,000	–	(4,646)	(4,646)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.19)	Yearly	09/19/2050	EUR	122,000	–	(4,590)	(4,590)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.19)	Yearly	09/19/2050	EUR	122,000	–	(4,424)	(4,424)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.18)	Yearly	09/19/2050	EUR	122,000	–	(4,380)	(4,380)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.18)	Yearly	09/19/2050	EUR	122,000	–	(4,291)	(4,291)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.35)	Yearly	09/19/2040	EUR	322,428	–	(4,261)	(4,261)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.34)	Yearly	09/19/2040	EUR	322,429	–	(4,068)	(4,068)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.34)	Yearly	09/19/2040	EUR	322,428	–	(4,009)	(4,009)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.34)	Yearly	09/19/2040	EUR	322,429	–	(3,970)	(3,970)
Pay	6 Month JPY LIBOR	Semi-Annually	0.51	Semi-Annually	12/19/2050	JPY	31,905,974	–	(3,852)	(3,852)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.16)	Yearly	09/19/2050	EUR	122,000	–	(3,826)	(3,826)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.40)	Yearly	12/18/2024	EUR	755,000	–	(3,818)	(3,818)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.33)	Yearly	09/19/2040	EUR	322,429	–	(3,659)	(3,659)
Pay	6 Month JPY LIBOR	Semi-Annually	0.50	Semi-Annually	12/19/2050	JPY	26,423,026	–	(3,350)	(3,350)
Receive	6 Month AUD BBSW	Semi-Annually	(1.40)	Semi-Annually	06/18/2030	AUD	602,000	–	(3,167)	(3,167)
Pay	6 Month AUD BBSW	Semi-Annually	1.14	Semi-Annually	06/18/2030	AUD	609,104	–	(2,232)	(2,232)
Pay	6 Month AUD BBSW	Semi-Annually	1.16	Semi-Annually	06/18/2030	AUD	609,104	–	(1,638)	(1,638)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.43)	Yearly	12/16/2025	EUR	514,000	–	(1,605)	(1,605)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.02)	Yearly	12/19/2050	EUR	178,080	–	(1,481)	(1,481)
Receive	6 Month AUD BBSW	Semi-Annually	(1.31)	Semi-Annually	06/18/2030	AUD	661,000	–	(1,457)	(1,457)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.04)	Yearly	12/19/2050	EUR	122,960	–	(1,425)	(1,425)
Pay	6 Month EUR LIBOR	Semi-Annually	0.21	Yearly	09/19/2040	EUR	365,000	–	(1,322)	(1,322)
Pay	6 Month AUD BBSW	Semi-Annually	1.18	Semi-Annually	06/18/2030	AUD	609,104	–	(1,250)	(1,250)
Pay	6 Month AUD BBSW	Semi-Annually	1.18	Semi-Annually	06/18/2030	AUD	609,105	–	(1,250)	(1,250)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.02)%	Yearly	12/19/2050	EUR	122,960	$–	$(978)	$(978)
Pay	6 Month AUD BBSW	Semi-Annually	1.20	Semi-Annually	06/18/2030	AUD	609,105	–	(939)	(939)
Pay	6 Month AUD BBSW	Semi-Annually	1.20	Semi-Annually	06/18/2030	AUD	609,105	–	(836)	(836)
Pay	6 Month JPY LIBOR	Semi-Annually	0.56	Semi-Annually	09/20/2050	JPY	16,115,600	–	(803)	(803)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.47)	Yearly	09/18/2024	EUR	384,000	–	(772)	(772)
Receive	6 Month AUD BBSW	Semi-Annually	(1.33)	Semi-Annually	09/17/2030	AUD	553,346	–	(619)	(619)
Receive	6 Month AUD BBSW	Semi-Annually	(1.32)	Semi-Annually	09/17/2030	AUD	558,654	–	(615)	(615)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(433)	(433)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(411)	(411)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(390)	(390)
Pay	6 Month EUR LIBOR	Semi-Annually	0.21	Yearly	12/18/2040	EUR	125,000	–	(381)	(381)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(368)	(368)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(335)	(335)
Pay	6 Month JPY LIBOR	Semi-Annually	0.58	Semi-Annually	09/20/2050	JPY	16,115,600	–	(335)	(335)
Pay	6 Month AUD BBSW	Semi-Annually	1.24	Semi-Annually	06/18/2030	AUD	609,104	–	(112)	(112)
Pay	6 Month EUR LIBOR	Semi-Annually	0.04	Yearly	12/19/2050	EUR	53,000	–	(86)	(86)
Pay	6 Month EUR LIBOR	Semi-Annually	0.24	Yearly	09/19/2040	EUR	408,000	–	(11)	(11)
Subtotal — Depreciation								–	(184,706)	(184,706)
Total Centrally Cleared Interest Rate Swap Agreements								$–	$(12,387)	$(12,387)

Open Centrally Cleared Inflation Rate Swap Agreements
Pay/ Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	United Kingdom RPI	At Maturity	3.63%	At Maturity	01/15/2027	GBP	885,159	$–	$70,061	$70,061
Pay	United Kingdom RPI	At Maturity	3.53	At Maturity	12/15/2029	GBP	2,000,000	–	62,766	62,766
Pay	United Kingdom RPI	At Maturity	3.64	At Maturity	01/15/2027	GBP	644,420	–	51,236	51,236
Pay	United Kingdom RPI	At Maturity	3.63	At Maturity	01/15/2027	GBP	644,421	–	50,662	50,662
Pay	United Kingdom RPI	At Maturity	3.41	At Maturity	05/15/2027	GBP	1,022,000	–	45,678	45,678
Pay	United Kingdom RPI	At Maturity	3.25	At Maturity	07/15/2025	GBP	681,299	–	37,018	37,018
Pay	United Kingdom RPI	At Maturity	3.76	At Maturity	09/15/2029	GBP	71,000	–	5,760	5,760
Pay	United Kingdom RPI	At Maturity	3.76	At Maturity	09/15/2029	GBP	71,000	–	5,760	5,760
Pay	United Kingdom RPI	At Maturity	3.75	At Maturity	09/15/2029	GBP	71,000	–	5,678	5,678
Pay	United Kingdom RPI	At Maturity	3.39	At Maturity	02/15/2028	GBP	499,000	–	5,614	5,614
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	5,476	5,476
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	5,419	5,419
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	5,381	5,381
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	5,356	5,356
Pay	United Kingdom RPI	At Maturity	3.71	At Maturity	09/15/2029	GBP	71,000	–	5,205	5,205
Pay	United Kingdom RPI	At Maturity	3.71	At Maturity	09/15/2029	GBP	71,000	–	5,192	5,192
Pay	United Kingdom RPI	At Maturity	3.53	At Maturity	09/15/2027	GBP	337,899	–	4,134	4,134
Pay	United Kingdom RPI	At Maturity	3.52	At Maturity	09/15/2027	GBP	337,899	–	3,890	3,890
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	09/15/2027	GBP	337,899	–	3,665	3,665
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	09/15/2027	GBP	337,899	–	3,665	3,665
Pay	United Kingdom RPI	At Maturity	3.49	At Maturity	09/15/2027	GBP	383,598	–	3,310	3,310
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	09/15/2027	GBP	168,903	–	1,739	1,739
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	09/15/2027	GBP	168,903	–	1,701	1,701
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.33	At Maturity	10/15/2050	EUR	218,560	–	1,234	1,234

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements—(continued)
Pay/ Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.34%	At Maturity	09/15/2050	EUR	95,620	$–	$1,081	$ 1,081
Pay	United States CPI Urban Consumers NSA	At Maturity	1.89	At Maturity	09/04/2025	USD	493,784	–	445	445
Pay	United States CPI Urban Consumers NSA	At Maturity	1.89	At Maturity	09/03/2025	USD	492,175	–	370	370
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.33	At Maturity	09/15/2050	EUR	95,620	–	305	305
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.32	At Maturity	10/15/2050	EUR	191,240	–	284	284
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.32	At Maturity	09/15/2050	EUR	95,620	–	191	191
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.32	At Maturity	09/15/2050	EUR	95,620	–	176	176
Receive	United Kingdom RPI	At Maturity	(3.30)	At Maturity	06/15/2028	GBP	462,000	–	7,425	7,425
Receive	United Kingdom RPI	At Maturity	(3.41)	At Maturity	08/15/2027	GBP	774,000	–	5,992	5,992
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.85)	At Maturity	09/24/2030	USD	346,750	–	5,559	5,559
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.87)	At Maturity	09/24/2030	USD	346,750	–	5,079	5,079
Receive	United Kingdom RPI	At Maturity	(3.43)	At Maturity	07/15/2028	GBP	584,000	–	5,066	5,066
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.88)	At Maturity	09/23/2030	USD	346,750	–	4,747	4,747
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.88)	At Maturity	09/23/2030	USD	346,750	–	4,555	4,555
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.92)	At Maturity	09/08/2030	USD	232,269	–	2,485	2,485
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.93)	At Maturity	09/10/2030	USD	232,268	–	2,179	2,179
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.93)	At Maturity	09/10/2030	USD	232,269	–	2,115	2,115
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.94)	At Maturity	09/08/2030	USD	232,269	–	1,955	1,955
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.94)	At Maturity	09/10/2030	USD	232,269	–	1,953	1,953
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.94)	At Maturity	09/10/2030	USD	232,269	–	1,953	1,953
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.96)	At Maturity	09/08/2030	USD	232,269	–	1,611	1,611
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.96)	At Maturity	09/08/2030	USD	232,269	–	1,527	1,527
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.96)	At Maturity	09/08/2030	USD	232,269	–	1,449	1,449
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.96)	At Maturity	09/11/2030	USD	232,268	–	1,335	1,335
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.99)	At Maturity	09/14/2030	USD	425,611	–	1,220	1,220
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.98)	At Maturity	09/04/2030	USD	232,269	–	1,059	1,059
Receive	United States CPI Urban Consumers NSA	At Maturity	(1.98)	At Maturity	09/11/2030	USD	232,269	–	1,010	1,010
Receive	United Kingdom RPI	At Maturity	(3.41)	At Maturity	06/15/2028	GBP	499,000	–	962	962
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.00)	At Maturity	09/14/2030	USD	232,269	–	308	308
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.02)	At Maturity	09/03/2030	USD	231,625	–	207	207
Subtotal – Appreciation								–	460,203	460,203
Interest Rate Risk
Pay	United States CPI Urban Consumers NSA	At Maturity	1.83	At Maturity	09/14/2025	USD	493,783	–	(410)	(410)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.85	At Maturity	09/04/2025	USD	493,784	–	(607)	(607)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.31	At Maturity	10/15/2050	EUR	95,620	–	(644)	(644)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.31	At Maturity	10/15/2050	EUR	191,240	–	(722)	(722)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.31	At Maturity	10/15/2050	EUR	286,860	–	(824)	(824)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.81	At Maturity	09/11/2025	USD	493,784	–	(1,140)	(1,140)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.81	At Maturity	09/08/2025	USD	493,784	–	(1,362)	(1,362)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.80	At Maturity	09/11/2025	USD	493,783	–	(1,403)	(1,403)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.81	At Maturity	09/08/2025	USD	493,784	–	(1,493)	(1,493)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.80	At Maturity	09/08/2025	USD	493,784	–	(1,572)	(1,572)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.78	At Maturity	09/10/2025	USD	493,784	–	(2,034)	(2,034)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.78	At Maturity	09/08/2025	USD	493,784	–	(2,071)	(2,071)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements—(continued)
Pay/ Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.78%	At Maturity	09/10/2025	USD	493,783	$–	$(2,132)	$(2,132)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.80	At Maturity	09/14/2025	USD	896,853	–	(2,175)	(2,175)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.77	At Maturity	09/10/2025	USD	493,784	–	(2,198)	(2,198)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.77	At Maturity	09/10/2025	USD	493,783	–	(2,263)	(2,263)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.78	At Maturity	09/08/2025	USD	493,784	–	(2,280)	(2,280)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.73	At Maturity	09/23/2025	USD	744,382	–	(3,546)	(3,546)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.72	At Maturity	09/23/2025	USD	744,382	–	(4,137)	(4,137)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.70	At Maturity	09/24/2025	USD	744,383	–	(4,568)	(4,568)
Pay	United States CPI Urban Consumers NSA	At Maturity	1.68	At Maturity	09/24/2025	USD	743,853	–	(5,302)	(5,302)
Pay	United Kingdom RPI	At Maturity	3.11	At Maturity	06/15/2026	GBP	1,196,950	–	(9,418)	(9,418)
Pay	United Kingdom RPI	At Maturity	3.15	At Maturity	03/15/2028	GBP	936,000	–	(18,041)	(18,041)
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.03)	At Maturity	09/04/2030	USD	232,269	–	(49)	(49)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.05)	At Maturity	10/15/2035	EUR	95,480	–	(225)	(225)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.06)	At Maturity	09/15/2035	EUR	95,480	–	(516)	(516)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.06)	At Maturity	09/15/2035	EUR	95,480	–	(540)	(540)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.06)	At Maturity	09/15/2035	EUR	95,480	–	(566)	(566)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.07)	At Maturity	09/15/2035	EUR	95,480	–	(716)	(716)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.34)	At Maturity	10/15/2050	EUR	64,000	–	(797)	(797)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.06)	At Maturity	10/15/2035	EUR	190,960	–	(873)	(873)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.07)	At Maturity	10/15/2035	EUR	190,960	–	(1,280)	(1,280)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.06)	At Maturity	10/15/2035	EUR	286,440	–	(1,349)	(1,349)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	(1.07)	At Maturity	10/15/2035	EUR	218,240	–	(1,715)	(1,715)
Receive	United Kingdom RPI	At Maturity	(3.35)	At Maturity	03/15/2028	GBP	1,173,000	–	(8,025)	(8,025)
Receive	United Kingdom RPI	At Maturity	(3.47)	At Maturity	12/15/2027	GBP	314,000	–	(8,379)	(8,379)
Subtotal – Depreciation								–	(95,372)	(95,372)
Total – Centrally Cleared Inflation Swap Agreements								$–	$364,831	$364,831

Open Over-The-Counter Variance Swap Agreements(a)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

Equity Risk

Bank of America, N.A.	Russell 2000 Index	Receive	21.90%	At Maturity	12/18/2020	USD	298	$ 2,412

Barclays Bank PLC	Russell 2000 Index	Pay	51.25	At Maturity	12/18/2020	USD	7,661	68,174

Barclays Bank PLC	Russell 2000 Index	Pay	55.15	At Maturity	12/18/2020	USD	3,527	48,699

Barclays Bank PLC	Russell 2000 Index	Receive	23.30	At Maturity	12/18/2020	USD	1,645	40,094

BNP Paribas S.A.	Nikkei 225 Index	Receive	22.85	At Maturity	12/10/2021	JPY	775,992	7,860

BNP Paribas S.A.	Nikkei 225 Index	Receive	23.99	At Maturity	12/10/2021	JPY	148,665	3,825

BNP Paribas S.A.	Nikkei 225 Index	Receive	23.95	At Maturity	12/10/2021	JPY	140,826	3,683

Goldman Sachs International	Russell 2000 Index	Receive	21.75	At Maturity	12/18/2020	USD	1,978	16,425

Goldman Sachs International	Russell 2000 Index	Receive	21.00	At Maturity	12/18/2020	USD	1,539	14,410

Goldman Sachs International	Russell 2000 Index	Receive	21.50	At Maturity	12/18/2020	USD	1,539	13,315

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	44.50	At Maturity	12/30/2020	HKD	12,605	25,467

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Pay	42.21%	At Maturity	12/30/2020	HKD	6,528	$11,950

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	20.73	At Maturity	12/30/2020	HKD	43,803	10,389

J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Pay	47.00	At Maturity	12/10/2020	KRW	1,805,594	24,008

J.P. Morgan Chase Bank, N.A.	Russell 2000 Index	Pay	48.50	At Maturity	12/18/2020	USD	3,411	12,041

J.P. Morgan Chase Bank, N.A.	Russell 2000 Index	Pay	47.15	At Maturity	12/18/2020	USD	749	7,744

Merrill Lynch International	Russell 2000 Index	Pay	62.50	At Maturity	12/18/2020	USD	8,102	154,753

Merrill Lynch International	Russell 2000 Index	Pay	62.00	At Maturity	12/18/2020	USD	7,045	132,093

Merrill Lynch International	Russell 2000 Index	Receive	20.30	At Maturity	12/18/2020	USD	10,272	490,076

Merrill Lynch International	Russell 2000 Index	Receive	21.50	At Maturity	12/18/2020	USD	923	7,988

Merrill Lynch International	Russell 2000 Index	Receive	21.65	At Maturity	12/18/2020	USD	616	5,202

Societe Generale	Hang Seng China Enterprise Index	Pay	47.50	At Maturity	12/30/2020	HKD	12,605	28,907

Societe Generale	Hang Seng China Enterprise Index	Pay	34.75	At Maturity	12/30/2020	HKD	16,347	20,720

Societe Generale	Hang Seng China Enterprise Index	Pay	33.30	At Maturity	12/30/2020	HKD	16,348	18,415

Societe Generale	Hang Seng China Enterprise Index	Receive	22.20	At Maturity	12/30/2020	HKD	48,844	17,330

Societe Generale	Hang Seng China Enterprise Index	Receive	23.15	At Maturity	12/30/2020	HKD	31,975	3,131

Societe Generale	Hang Seng Index	Pay	45.00	At Maturity	12/30/2020	HKD	6,528	13,761

Societe Generale	Hang Seng Index	Pay	31.80	At Maturity	12/30/2020	HKD	2,362	2,368

Societe Generale	Hang Seng Index	Pay	30.75	At Maturity	12/30/2020	HKD	2,362	2,110

Societe Generale	Hang Seng Index	Receive	22.10	At Maturity	12/30/2020	HKD	12,980	1,841

Societe Generale	KOSPI 200 Index	Pay	50.10	At Maturity	12/10/2020	KRW	1,805,594	27,951

Societe Generale	KOSPI 200 Index	Pay	34.55	At Maturity	12/10/2020	KRW	1,408,141	11,149

Societe Generale	KOSPI 200 Index	Pay	33.75	At Maturity	12/10/2020	KRW	1,408,141	10,348

Societe Generale	KOSPI 200 Index	Receive	17.40	At Maturity	12/10/2020	KRW	4,524,610	51,037

Societe Generale	Nikkei 225 Index	Receive	23.65	At Maturity	12/11/2020	JPY	810,968	28,084

Societe Generale	Nikkei 225 Index	Receive	24.25	At Maturity	12/11/2020	JPY	808,475	22,729

Societe Generale	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,781	14,727

Societe Generale	Nikkei 225 Index	Receive	22.55	At Maturity	12/10/2021	JPY	698,544	25,222

Societe Generale	Nikkei 225 Index	Receive	22.78	At Maturity	12/10/2021	JPY	698,544	23,439

Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	358,910	9,579

Societe Generale	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	348,375	8,926

Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	282,170	7,531

Societe Generale	Russell 2000 Index	Pay	52.00	At Maturity	12/18/2020	USD	6,822	64,916

Societe Generale	Russell 2000 Index	Pay	52.00	At Maturity	12/18/2020	USD	1,705	16,219

Societe Generale	Russell 2000 Index	Pay	43.00	At Maturity	12/18/2020	USD	554	6,534

Societe Generale	Russell 2000 Index	Pay	40.00	At Maturity	12/18/2020	USD	538	5,152

Societe Generale	Russell 2000 Index	Pay	36.50	At Maturity	12/18/2020	USD	277	1,887

Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	1,574	52,449

Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	1,503	50,331

Societe Generale	Russell 2000 Index	Receive	22.35	At Maturity	12/18/2020	USD	1,575	49,730

Societe Generale	Russell 2000 Index	Receive	23.75	At Maturity	12/18/2020	USD	1,645	38,248

Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	71	2,379

Societe Generale	S&P 500 Index	Pay	32.85	At Maturity	12/17/2021	USD	338	792

Societe Generale	S&P 500 Index	Pay	31.00	At Maturity	12/17/2021	USD	338	171

Societe Generale	S&P 500 Index	Pay	30.50	At Maturity	12/17/2021	USD	686	63

UBS AG	Hang Seng China Enterprise Index	Pay	31.05	At Maturity	12/30/2020	HKD	28,970	26,483

UBS AG	Hang Seng China Enterprise Index	Pay	39.00	At Maturity	12/30/2020	HKD	12,605	20,463

UBS AG	Hang Seng China Enterprise Index	Receive	23.20	At Maturity	12/30/2020	HKD	23,516	3,932

UBS AG	Hang Seng Index	Pay	29.05	At Maturity	12/30/2020	HKD	22,532	16,404

UBS AG	Hang Seng Index	Pay	37.50	At Maturity	12/30/2020	HKD	6,528	9,817

UBS AG	Hang Seng Index	Receive	20.80	At Maturity	12/30/2020	HKD	14,412	4,205

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

UBS AG	Hang Seng Index	Receive	22.95%	At Maturity	12/30/2020	HKD	6,311	$594

UBS AG	Hang Seng Index	Receive	22.20	At Maturity	12/30/2020	HKD	1,692	502

UBS AG	Hang Seng Index	Receive	21.70	At Maturity	12/30/2020	HKD	23,514	240

UBS AG	Hang Seng Index	Receive	26.49	At Maturity	12/30/2021	HKD	11,389	680

UBS AG	KOSPI 200 Index	Pay	33.05	At Maturity	12/10/2020	KRW	3,573,377	23,230

UBS AG	KOSPI 200 Index	Pay	38.00	At Maturity	12/10/2020	KRW	1,805,594	16,729

UBS AG	KOSPI 200 Index	Receive	17.45	At Maturity	12/10/2020	KRW	7,120,554	71,302

UBS AG	KOSPI 200 Index	Receive	17.90	At Maturity	12/10/2020	KRW	3,687,422	25,820

UBS AG	KOSPI 200 Index	Receive	17.80	At Maturity	12/10/2020	KRW	1,143,155	13,174

UBS AG	Nikkei 225 Index	Receive	24.10	At Maturity	12/11/2020	JPY	806,694	23,979

UBS AG	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,782	14,727

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	422,672	13,021

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	148,989	4,590

UBS AG	Nikkei 225 Index	Receive	22.95	At Maturity	12/10/2021	JPY	772,176	24,468

UBS AG	Nikkei 225 Index	Receive	23.00	At Maturity	12/10/2021	JPY	775,993	24,164

UBS AG	Nikkei 225 Index	Receive	23.08	At Maturity	12/10/2021	JPY	696,295	21,076

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	229,328	5,876

Subtotal – Appreciation								2,104,260

Equity Risk

Bank of America, N.A.	S&P 500 Index	Pay	19.40	At Maturity	12/18/2020	USD	298	(1,888)

Barclays Bank PLC	S&P 500 Index	Pay	20.80	At Maturity	12/18/2020	USD	1,645	(27,881)

Barclays Bank PLC	S&P 500 Index	Receive	48.00	At Maturity	12/18/2020	USD	7,661	(102,615)

Barclays Bank PLC	S&P 500 Index	Receive	52.00	At Maturity	12/18/2020	USD	3,527	(59,577)

BNP Paribas S.A.	Nikkei 225 Index	Pay	20.40	At Maturity	12/11/2020	JPY	743,741	(54,787)

BNP Paribas S.A.	Nikkei 225 Index	Pay	22.94	At Maturity	12/11/2020	JPY	205,944	(8,771)

BNP Paribas S.A.	Nikkei 225 Index	Pay	23.21	At Maturity	12/11/2020	JPY	269,435	(10,651)

BNP Paribas S.A.	Nikkei 225 Index	Pay	21.06	At Maturity	12/10/2021	JPY	536,229	(28,638)

Goldman Sachs International	Russell 2000 Index	Receive	33.00	At Maturity	12/17/2021	USD	1,282	(1,316)

Goldman Sachs International	Russell 2000 Index	Receive	33.56	At Maturity	12/17/2021	USD	333	(424)

Goldman Sachs International	S&P 500 Index	Pay	18.50	At Maturity	12/18/2020	USD	1,539	(11,643)

Goldman Sachs International	S&P 500 Index	Pay	19.00	At Maturity	12/18/2020	USD	1,539	(10,579)

Goldman Sachs International	S&P 500 Index	Pay	19.25	At Maturity	12/18/2020	USD	1,978	(12,929)

Goldman Sachs International	S&P 500 Index	Pay	29.20	At Maturity	12/17/2021	USD	1,282	(1,877)

Goldman Sachs International	S&P 500 Index	Pay	29.86	At Maturity	12/17/2021	USD	338	(171)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	25.81	At Maturity	12/30/2021	HKD	10,597	(2,099)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	27.74	At Maturity	12/30/2021	HKD	11,389	(635)

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Pay	25.36	At Maturity	12/30/2021	HKD	10,903	(2,303)

J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	42.15	At Maturity	12/18/2020	USD	749	(9,302)

J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	43.50	At Maturity	12/18/2020	USD	3,411	(26,226)

Merrill Lynch International	Russell 2000 Index	Receive	32.25	At Maturity	12/17/2021	USD	1,282	(375)

Merrill Lynch International	Russell 2000 Index	Receive	32.90	At Maturity	12/17/2021	USD	1,282	(1,192)

Merrill Lynch International	Russell 2000 Index	Receive	33.25	At Maturity	12/17/2021	USD	1,282	(1,626)

Merrill Lynch International	S&P 500 Index	Pay	17.70	At Maturity	12/18/2020	USD	10,272	(371,261)

Merrill Lynch International	S&P 500 Index	Pay	19.00	At Maturity	12/18/2020	USD	923	(6,345)

Merrill Lynch International	S&P 500 Index	Pay	19.25	At Maturity	12/18/2020	USD	616	(4,026)

Merrill Lynch International	S&P 500 Index	Pay	29.00	At Maturity	12/17/2021	USD	1,282	(2,147)

Merrill Lynch International	S&P 500 Index	Pay	29.25	At Maturity	12/17/2021	USD	1,282	(1,810)

Merrill Lynch International	S&P 500 Index	Pay	29.50	At Maturity	12/17/2021	USD	1,282	(1,476)

Merrill Lynch International	S&P 500 Index	Receive	58.50	At Maturity	12/18/2020	USD	7,045	(149,025)

Merrill Lynch International	S&P 500 Index	Receive	59.50	At Maturity	12/18/2020	USD	8,102	(176,536)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)—(continued)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

Societe Generale	KOSPI 200 Index	Pay	23.26%	At Maturity	12/09/2021	KRW	1,604,304	$(2,204)

Societe Generale	KOSPI 200 Index	Receive	30.70	At Maturity	12/10/2020	KRW	182,373	(1,008)

Societe Generale	KOSPI 200 Index	Receive	25.25	At Maturity	12/09/2021	KRW	1,741,559	(707)

Societe Generale	Nikkei 225 Index	Pay	20.48	At Maturity	12/11/2020	JPY	740,287	(53,755)

Societe Generale	Nikkei 225 Index	Pay	21.26	At Maturity	12/10/2021	JPY	536,231	(27,348)

Societe Generale	Nikkei 225 Index	Pay	21.40	At Maturity	12/10/2021	JPY	642,232	(35,385)

Societe Generale	Nikkei 225 Index	Pay	21.51	At Maturity	12/10/2021	JPY	536,231	(25,757)

Societe Generale	Nikkei 225 Index	Pay	21.71	At Maturity	12/10/2021	JPY	536,231	(24,499)

Societe Generale	Russell 2000 Index	Receive	33.60	At Maturity	12/17/2021	USD	588	(618)

Societe Generale	Russell 2000 Index	Receive	34.25	At Maturity	12/17/2021	USD	586	(1,106)

Societe Generale	Russell 2000 Index	Receive	35.35	At Maturity	12/17/2021	USD	333	(996)

Societe Generale	Russell 2000 Index	Receive	37.25	At Maturity	12/17/2021	USD	333	(1,566)

Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	70	(1,718)

Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	1,505	(36,959)

Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	1,575	(38,493)

Societe Generale	S&P 500 Index	Pay	19.85	At Maturity	12/18/2020	USD	1,575	(35,897)

Societe Generale	S&P 500 Index	Pay	21.25	At Maturity	12/18/2020	USD	1,645	(26,345)

Societe Generale	S&P 500 Index	Pay	30.60	At Maturity	12/17/2021	USD	569	(169)

Societe Generale	S&P 500 Index	Receive	30.50	At Maturity	12/18/2020	USD	50	(253)

Societe Generale	S&P 500 Index	Receive	30.50	At Maturity	12/18/2020	USD	227	(1,146)

Societe Generale	S&P 500 Index	Receive	34.00	At Maturity	12/18/2020	USD	538	(4,222)

Societe Generale	S&P 500 Index	Receive	34.00	At Maturity	12/18/2020	USD	770	(6,041)

Societe Generale	S&P 500 Index	Receive	36.50	At Maturity	12/18/2020	USD	554	(5,388)

Societe Generale	S&P 500 Index	Receive	47.00	At Maturity	12/18/2020	USD	1,705	(21,603)

Societe Generale	S&P 500 Index	Receive	48.00	At Maturity	12/18/2020	USD	6,822	(91,376)

UBS AG	Hang Seng China Enterprise Index	Pay	22.50	At Maturity	12/30/2020	HKD	3,495	(1,347)

UBS AG	Hang Seng China Enterprise Index	Pay	23.41	At Maturity	12/30/2020	HKD	7,283	(3,945)

UBS AG	Hang Seng China Enterprise Index	Receive	24.45	At Maturity	12/30/2020	HKD	56,839	(15,718)

UBS AG	Hang Seng Index	Pay	22.61	At Maturity	12/30/2020	HKD	7,749	(3,028)

UBS AG	Hang Seng Index	Receive	26.75	At Maturity	12/30/2020	HKD	156	(80)

UBS AG	KOSPI 200 Index	Pay	17.60	At Maturity	12/10/2020	KRW	315,683	(4,311)

UBS AG	KOSPI 200 Index	Pay	22.01	At Maturity	12/10/2020	KRW	967,823	(5,329)

UBS AG	KOSPI 200 Index	Receive	27.50	At Maturity	12/10/2020	KRW	98,077	(326)

UBS AG	Nikkei 225 Index	Pay	20.20	At Maturity	12/11/2020	JPY	743,740	(56,756)

UBS AG	Nikkei 225 Index	Pay	20.60	At Maturity	12/11/2020	JPY	737,905	(52,426)

UBS AG	Nikkei 225 Index	Pay	21.28	At Maturity	12/10/2021	JPY	536,230	(27,220)

UBS AG	Nikkei 225 Index	Pay	21.75	At Maturity	12/10/2021	JPY	709,930	(36,130)

UBS AG	Nikkei 225 Index	Pay	22.05	At Maturity	12/10/2021	JPY	1,072,461	(44,784)
Subtotal — Depreciation								(1,786,090)
Total — Variance Swap Agreements								$318,170

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements(a)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Currency Risk
Barclays Bank PLC	EUR/USD	Receive	6.45%	At Maturity	12/14/2022	EUR	7,698	$ 11,855
BNP Paribas S.A.	EUR/USD	Pay	7.63	At Maturity	12/14/2022	EUR	4,334	269
BNP Paribas S.A.	EUR/USD	Receive	6.75	At Maturity	12/14/2022	EUR	7,965	9,549
BNP Paribas S.A.	USD/JPY	Receive	7.25	At Maturity	01/23/2023	USD	6,316	5,439
BNP Paribas S.A.	USD/JPY	Receive	7.33	At Maturity	01/23/2023	USD	12,985	10,848
BNP Paribas S.A.	USD/JPY	Receive	7.40	At Maturity	01/23/2023	USD	6,316	4,694
Goldman Sachs International	EUR/USD	Receive	7.19	At Maturity	06/10/2021	EUR	4,994	264
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	5.98	At Maturity	12/14/2022	EUR	3,746	8,482
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	6.31	At Maturity	12/14/2022	EUR	8,559	16,227
Morgan Stanley and Co. International PLC	EUR/USD	Pay	9.40	At Maturity	12/14/2022	EUR	4,645	9,937
Morgan Stanley and Co. International PLC	EUR/USD	Receive	6.50	At Maturity	12/14/2022	EUR	4,280	7,258
Morgan Stanley and Co. International PLC	EUR/USD	Receive	7.00	At Maturity	12/14/2022	EUR	23,893	21,941
Morgan Stanley and Co. International PLC	USD/JPY	Pay	7.60	At Maturity	01/23/2023	USD	2,808	36
Societe Generale	EUR/USD	Receive	6.50	At Maturity	12/14/2022	EUR	8,340	12,381
Societe Generale	EUR/USD	Receive	6.80	At Maturity	12/14/2022	EUR	4,673	5,372
Subtotal — Appreciation								124,552
Currency Risk
BNP Paribas S.A.	EUR/USD	Pay	6.70	At Maturity	12/14/2022	EUR	2,778	(3,596)
BNP Paribas S.A.	USD/JPY	Receive	7.98	At Maturity	06/10/2021	USD	6,404	(6,293)
BNP Paribas S.A.	USD/JPY	Receive	8.08	At Maturity	06/10/2021	USD	6,404	(7,012)
BNP Paribas S.A.	USD/JPY	Receive	8.05	At Maturity	07/07/2021	USD	7,643	(8,217)
Goldman Sachs International	EUR/USD	Receive	7.74	At Maturity	06/10/2021	EUR	4,994	(3,312)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.74	At Maturity	01/23/2023	USD	3,734	(4,749)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.93	At Maturity	01/23/2023	USD	3,734	(5,425)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.00	At Maturity	01/23/2023	USD	3,734	(5,473)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.10	At Maturity	01/23/2023	USD	3,734	(5,929)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.14	At Maturity	01/23/2023	USD	3,734	(6,102)
Morgan Stanley and Co. International PLC	USD/JPY	Receive	8.00	At Maturity	01/23/2023	USD	3,160	(1,430)
Subtotal — Depreciation								(57,538)
Total — Volatility Swap Agreements								$ 67,014

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15%	Monthly	9,955	June–2021	$2,710,850	$–	$12,747	$12,747
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15	Monthly	2,427	June–2021	660,897	–	3,108	3,108
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15	Monthly	2,427	June–2021	660,897	–	3,108	3,108
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15	Monthly	2,286	June–2021	622,502	–	2,927	2,927
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15	Monthly	2,285	June–2021	622,229	–	2,926	2,926
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	16,086	February–2021	2,897,249	–	120,830	120,830
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	2,182	February–2021	393,000	–	16,390	16,390
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	1,112	February–2021	200,282	–	8,353	8,353
Subtotal								–	170,389	170,389
Equity Risk
Morgan Stanley and Co. International PLC	Pay	SGX Nifty 50 Index	–	Monthly	42	November–2020	499,098	–	10,428	10,428
Subtotal – Appreciation								–	180,817	180,817
Commodity Risk
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha BNP Paribas DR Alpha Index	0.15	Monthly	1,587	June–2021	432,157	–	(2,032)	(2,032)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	398	February–2021	71,684	–	(2,990)	(2,990)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	706	February–2021	127,158	–	(5,303)	(5,303)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	808	February–2021	145,529	–	(6,069)	(6,069)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	873	February–2021	157,236	–	(6,558)	(6,558)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	956	February–2021	172,185	–	(7,181)	(7,181)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	1,079	February–2021	194,339	–	(8,105)	(8,105)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	1,242	February–2021	223,697	–	(9,329)	(9,329)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	3,575	February–2021	643,893	–	(26,854)	(26,854)
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	3,576	February–2021	644,073	–	(26,861)	(26,861)
Subtotal –Depreciation								–	(101,282)	(101,282)
Total –Total Return Swap Agreements								$–	$79,535	$79,535

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Goldman Sachs International	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.450%	Quarterly	2,390	August–2021	$341,343	$–	$48,291	$48,291
Merrill Lynch International	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.450%	Quarterly	2,409	August–2021	344,067	–	48,677	48,677
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR +0.150%	Quarterly	195	June–2021	926,344	–	48,955	48,955

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR +0.150%	Quarterly	30	June–2021	$144,071	$–	$7,625	$7,625
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	504	October–2021	515,381	–	4,082	4,082
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	497	October–2021	510,256	–	1,992	1,992
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR +0.270%	Quarterly	55	October–2021	359,305	–	5,424	5,424
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR +0.270%	Quarterly	25	October–2021	163,194	–	2,339	2,339
UBS AG	Pay	STOXX Europe 600 Industrial Goods & Services Gross Return Index	3 Month EURIBOR - 0.010%	Quarterly	2,789	July–2021	934,601	–	62,462	62,462
UBS AG	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.450%	Quarterly	1,801	August–2021	257,233	–	36,392	36,392
UBS AG	Pay	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	46	September–2021	220,979	–	4,458	4,458
Subtotal — Appreciation								–	270,697	270,697
Equity Risk
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	152	October–2021	156,327	–	(138)	(138)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	345	October–2021	356,362	–	(303)	(303)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	501	October–2021	517,822	–	(1,451)	(1,451)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	233	October–2021	253,248	–	(13,100)	(13,100)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR +0.260%	Quarterly	226	October–2021	248,636	–	(15,702)	(15,702)
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR +0.270%	Quarterly	53	October–2021	340,752	–	(324)	(324)
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR +0.270%	Quarterly	186	October–2021	1,309,625	–	(71,938)	(71,938)
Subtotal — Depreciation								–	(102,956)	(102,956)
Total — Total Return Swap Agreements								$–	$167,741	$167,741

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $915,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP641E Index

Long Futures Contracts

Aluminum	13.76%

Heating Oil	8.57

High Grade Copper	19.16

Natural Gas	19.02

Nickel	6.75

Unleaded Gasoline	8.73

WTI Crude	16.18

Zinc	7.83

Total	100.00%

Short Futures Contracts

Aluminum	(13.76)%

Heating Oil	(8.57)

High Grade Copper	(19.16)

Natural Gas	(19.02)

Nickel	(6.75)

Unleaded Gasoline	(8.73)

WTI Crude	(16.18)

Zinc	(7.83)

Total	(100.00)%

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/12/2020	Barclays Bank PLC	BRL	596,464	USD	109,697	$ 5,785
11/12/2020	Barclays Bank PLC	CLP	1,002,986,900	USD	1,302,496	5,602
11/12/2020	Barclays Bank PLC	EUR	592,528	JPY	74,295,800	19,480
11/12/2020	Barclays Bank PLC	USD	66,031	CLP	51,613,413	706
12/11/2020	Barclays Bank PLC	EUR	524,656	JPY	66,110,500	20,182
12/11/2020	Barclays Bank PLC	USD	169,549	MXN	3,691,167	3,746
01/12/2021	Barclays Bank PLC	PLN	623,809	EUR	136,268	1,370
01/12/2021	Barclays Bank PLC	USD	572,180	MXN	12,442,999	9,946
11/12/2020	BNP Paribas S.A.	CAD	1,137,892	USD	858,340	4,226
11/12/2020	BNP Paribas S.A.	EUR	236,238	JPY	29,050,633	2,314
11/12/2020	BNP Paribas S.A.	PLN	1,994,109	EUR	434,691	2,609
11/12/2020	BNP Paribas S.A.	USD	1,666,413	MXN	37,969,225	122,057
12/11/2020	BNP Paribas S.A.	BRL	5,357,000	USD	1,013,836	81,761
12/11/2020	BNP Paribas S.A.	PLN	335,972	EUR	73,148	388
12/11/2020	BNP Paribas S.A.	USD	1,983,702	JPY	210,410,438	27,023
01/12/2021	BNP Paribas S.A.	CAD	1,072,952	USD	808,854	3,199
01/12/2021	BNP Paribas S.A.	EUR	1,012,766	JPY	125,770,033	21,011
01/12/2021	BNP Paribas S.A.	PLN	1,301,110	EUR	283,483	1,996
11/12/2020	Citibank, N.A.	BRL	5,577,215	USD	1,049,155	77,533
11/12/2020	Citibank, N.A.	USD	241,267	CLP	189,008,562	3,127
11/12/2020	Citibank, N.A.	USD	79,431	MXN	1,734,306	2,261
11/13/2020	Citibank, N.A.	EUR	660,000	USD	778,223	9,385
11/13/2020	Citibank, N.A.	GBP	470,000	USD	614,111	5,187
12/11/2020	Citibank, N.A.	BRL	797,790	USD	142,812	4,003
12/11/2020	Citibank, N.A.	EUR	236,343	JPY	29,050,633	2,112

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/11/2020	Citibank, N.A.	EUR	650,000	USD	767,247	$ 9,552
12/11/2020	Citibank, N.A.	GBP	510,000	USD	664,859	3,974
12/11/2020	Citibank, N.A.	PLN	623,809	EUR	136,432	1,439
01/22/2021	Citibank, N.A.	GBP	30,000	USD	38,960	71
11/12/2020	Deutsche Bank AG	BRL	198,995	USD	35,202	534
01/12/2021	Deutsche Bank AG	PLN	623,809	EUR	136,374	1,494
11/12/2020	Goldman Sachs International	HKD	2,302,000	USD	296,965	33
11/12/2020	Goldman Sachs International	HUF	496,581,901	EUR	1,430,940	90,475
11/12/2020	Goldman Sachs International	PLN	623,809	EUR	136,158	1,021
11/12/2020	Goldman Sachs International	USD	1,044,463	JPY	110,256,787	8,756
11/12/2020	Goldman Sachs International	USD	106,798	MXN	2,314,027	2,201
11/17/2020	Goldman Sachs International	USD	84,848	JPY	9,000,000	1,129
12/11/2020	Goldman Sachs International	BRL	295,519	USD	53,299	1,881
12/11/2020	Goldman Sachs International	CLP	569,492,050	USD	736,739	399
12/11/2020	Goldman Sachs International	HUF	129,605,392	EUR	359,267	7,506
12/11/2020	Goldman Sachs International	PLN	1,947,062	EUR	424,519	2,952
12/11/2020	Goldman Sachs International	USD	25,814	GBP	20,000	103
12/11/2020	Goldman Sachs International	USD	141,403	MXN	3,188,467	8,289
01/12/2021	Goldman Sachs International	BRL	4,774,667	USD	841,729	11,633
01/12/2021	Goldman Sachs International	PLN	623,809	EUR	136,159	1,242
01/12/2021	Goldman Sachs International	TWD	26,347,744	USD	928,162	6,754
01/22/2021	Goldman Sachs International	EUR	30,000	USD	35,202	194
11/12/2020	J.P. Morgan Chase Bank, N.A.	HUF	20,643,820	EUR	56,743	565
11/12/2020	J.P. Morgan Chase Bank, N.A.	PLN	1,671,183	EUR	365,351	3,414
11/12/2020	J.P. Morgan Chase Bank, N.A.	USD	102,148	CLP	80,207,325	1,563
12/11/2020	J.P. Morgan Chase Bank, N.A.	BRL	298,023	USD	53,610	1,756
12/11/2020	J.P. Morgan Chase Bank, N.A.	PLN	860,076	EUR	187,945	1,796
01/12/2021	J.P. Morgan Chase Bank, N.A.	HUF	362,637,606	EUR	1,009,542	27,389
01/22/2021	J.P. Morgan Chase Bank, N.A.	EUR	30,000	USD	35,274	266
11/12/2020	Merrill Lynch International	CAD	158,245	USD	118,847	66
11/12/2020	Morgan Stanley and Co. International PLC	BRL	292,610	USD	52,702	1,726
11/12/2020	Morgan Stanley and Co. International PLC	CAD	26,319	USD	19,773	18
11/12/2020	Morgan Stanley and Co. International PLC	PLN	623,809	EUR	136,239	1,114
12/11/2020	Morgan Stanley and Co. International PLC	CAD	1,151,497	USD	879,521	15,077
12/11/2020	Morgan Stanley and Co. International PLC	USD	38,403	MXN	859,866	1,966
11/12/2020	Standard Chartered Bank PLC	BRL	1,491,047	USD	266,800	7,040
11/12/2020	Standard Chartered Bank PLC	USD	299,549	CNY	2,026,686	2,703
11/12/2020	Standard Chartered Bank PLC	USD	65,900	KRW	75,100,000	281
11/02/2020	State Street Bank & Trust Co.	USD	23,896	IDR	350,448,000	65
11/27/2020	State Street Bank & Trust Co.	AUD	789,646	USD	559,458	4,344
11/27/2020	State Street Bank & Trust Co.	BRL	82,000	USD	14,612	338
11/27/2020	State Street Bank & Trust Co.	CAD	65,677	USD	49,978	678
11/27/2020	State Street Bank & Trust Co.	CHF	421,104	USD	466,423	6,857
11/27/2020	State Street Bank & Trust Co.	CNY	2,850,592	USD	428,232	3,586
11/27/2020	State Street Bank & Trust Co.	DKK	1,113,244	USD	177,441	3,185
11/27/2020	State Street Bank & Trust Co.	EUR	1,847,060	USD	2,191,008	38,691
11/27/2020	State Street Bank & Trust Co.	GBP	1,922,814	USD	2,509,199	17,824
11/27/2020	State Street Bank & Trust Co.	HKD	9,137,147	USD	1,178,616	28
11/27/2020	State Street Bank & Trust Co.	INR	16,116,000	USD	218,280	1,269
11/27/2020	State Street Bank & Trust Co.	JPY	3,556,179	USD	33,990	15

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
11/27/2020	State Street Bank & Trust Co.	KRW	870,957,372	USD	768,901	$ 1,395
11/27/2020	State Street Bank & Trust Co.	MXN	217,000	USD	10,271	67
11/27/2020	State Street Bank & Trust Co.	NOK	628,340	USD	68,311	2,500
11/27/2020	State Street Bank & Trust Co.	SEK	1,514,288	USD	173,688	3,470
11/27/2020	State Street Bank & Trust Co.	SGD	119,518	USD	88,239	740
11/27/2020	State Street Bank & Trust Co.	TWD	16,616,602	USD	584,681	3,710
11/27/2020	State Street Bank & Trust Co.	USD	11,439	CNY	77,009	33
11/27/2020	State Street Bank & Trust Co.	USD	74,346	JPY	7,790,000	80
01/12/2021	State Street Bank & Trust Co.	EUR	176,333	USD	207,964	2,240
01/12/2021	State Street Bank & Trust Co.	GBP	43,000	USD	55,752	13
01/12/2021	UBS AG	PLN	623,809	EUR	135,798	821
Subtotal—Appreciation						757,330
Currency Risk
11/12/2020	Barclays Bank PLC	USD	301,593	EUR	254,167	(5,519)
11/12/2020	Barclays Bank PLC	USD	91,101	GBP	69,500	(1,058)
11/12/2020	Barclays Bank PLC	USD	278,470	JPY	29,107,667	(422)
12/11/2020	Barclays Bank PLC	EUR	1,541,754	PLN	6,876,271	(59,987)
12/11/2020	Barclays Bank PLC	MXN	23,547,967	USD	1,081,643	(23,896)
12/11/2020	Barclays Bank PLC	USD	78,078	GBP	60,000	(327)
01/12/2021	Barclays Bank PLC	CLP	447,124,651	USD	565,658	(12,556)
01/12/2021	Barclays Bank PLC	MXN	40,165,969	USD	1,846,997	(32,106)
11/12/2020	BNP Paribas S.A.	GBP	560,564	NOK	6,649,333	(29,752)
11/12/2020	BNP Paribas S.A.	MXN	29,504,725	USD	1,294,919	(94,847)
12/11/2020	BNP Paribas S.A.	GBP	191,637	NOK	2,281,333	(9,404)
12/11/2020	BNP Paribas S.A.	JPY	28,087,667	USD	266,036	(2,376)
12/11/2020	BNP Paribas S.A.	TWD	15,053,146	USD	517,274	(9,064)
12/11/2020	BNP Paribas S.A.	USD	889,199	RUB	67,451,332	(43,398)
01/12/2021	BNP Paribas S.A.	GBP	709,945	NOK	8,527,333	(27,190)
01/12/2021	BNP Paribas S.A.	JPY	10,364,667	USD	98,241	(864)
01/22/2021	BNP Paribas S.A.	GBP	410,000	USD	531,233	(247)
11/12/2020	Citibank, N.A.	MXN	3,826,936	USD	170,601	(9,660)
11/12/2020	Citibank, N.A.	USD	284,181	RUB	21,400,100	(15,051)
12/11/2020	Citibank, N.A.	MXN	1,820,000	USD	82,615	(2,831)
12/11/2020	Citibank, N.A.	ZAR	609,968	USD	35,589	(1,726)
11/12/2020	Goldman Sachs International	CNY	11,067,303	USD	1,582,015	(68,518)
11/12/2020	Goldman Sachs International	MXN	1,863,627	USD	84,515	(3,268)
11/12/2020	Goldman Sachs International	USD	296,990	HKD	2,302,000	(58)
12/11/2020	Goldman Sachs International	GBP	407,834	NOK	4,825,000	(23,159)
12/11/2020	Goldman Sachs International	MXN	5,804,777	USD	265,685	(6,840)
01/12/2021	Goldman Sachs International	USD	1,055,380	RUB	83,557,033	(10,960)
08/20/2021	Goldman Sachs International	HKD	34,484,000	USD	4,442,069	(5,221)
11/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	2,322,556	PLN	10,231,672	(120,762)
11/12/2020	J.P. Morgan Chase Bank, N.A.	MXN	5,668,776	USD	252,879	(14,138)
11/13/2020	J.P. Morgan Chase Bank, N.A.	USD	47,475	EUR	40,000	(879)
12/11/2020	J.P. Morgan Chase Bank, N.A.	MXN	932,793	USD	41,301	(2,492)
12/11/2020	J.P. Morgan Chase Bank, N.A.	USD	278,773	JPY	29,107,667	(615)
01/12/2021	J.P. Morgan Chase Bank, N.A.	EUR	1,740,260	PLN	7,844,413	(48,353)
01/12/2021	J.P. Morgan Chase Bank, N.A.	KRW	1,125,324,121	USD	967,779	(24,057)
11/12/2020	Merrill Lynch International	MXN	4,643,291	USD	207,201	(11,513)
12/11/2020	Merrill Lynch International	CAD	127,349	USD	95,058	(544)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

11/12/2020	Morgan Stanley and Co. International PLC	CAD	26,429	USD	19,712	$ (127)

11/12/2020	Morgan Stanley and Co. International PLC	CLP	58,671,500	USD	73,940	(1,924)

11/12/2020	Morgan Stanley and Co. International PLC	MXN	1,386,461	USD	62,170	(3,136)

12/11/2020	Morgan Stanley and Co. International PLC	CAD	84,309	USD	62,883	(408)

12/11/2020	Morgan Stanley and Co. International PLC	MXN	2,796,420	USD	127,508	(3,779)

11/12/2020	Royal Bank Of Canada	CAD	158,134	USD	118,661	(36)

12/11/2020	Royal Bank Of Canada	CAD	157,470	USD	117,838	(377)

11/12/2020	Standard Chartered Bank PLC	TWD	48,913,557	USD	1,688,246	(21,855)

12/11/2020	Standard Chartered Bank PLC	KRW	1,466,288,741	USD	1,232,683	(59,486)

11/02/2020	State Street Bank & Trust Co.	IDR	350,448,000	USD	23,513	(449)

11/27/2020	State Street Bank & Trust Co.	IDR	334,193,000	USD	22,748	(52)

11/27/2020	State Street Bank & Trust Co.	THB	1,245,000	USD	39,766	(172)

11/27/2020	State Street Bank & Trust Co.	USD	114,947	AUD	162,475	(728)

11/27/2020	State Street Bank & Trust Co.	USD	2,252	CAD	3,000	(0)

11/27/2020	State Street Bank & Trust Co.	USD	23,374	CHF	21,274	(157)

11/27/2020	State Street Bank & Trust Co.	USD	12,505	DKK	79,000	(138)

11/27/2020	State Street Bank & Trust Co.	USD	102,339	EUR	87,003	(958)

11/27/2020	State Street Bank & Trust Co.	USD	119,531	GBP	92,000	(328)

11/27/2020	State Street Bank & Trust Co.	USD	150,691	HKD	1,168,000	(32)

11/27/2020	State Street Bank & Trust Co.	USD	30,579	KRW	34,634,000	(60)

11/27/2020	State Street Bank & Trust Co.	USD	1,307	NOK	12,000	(50)

11/27/2020	State Street Bank & Trust Co.	USD	16,081	SEK	141,000	(231)

11/27/2020	State Street Bank & Trust Co.	USD	3,663	SGD	5,000	(2)

11/27/2020	State Street Bank & Trust Co.	USD	42,281	TWD	1,199,000	(360)

11/27/2020	State Street Bank & Trust Co.	ZAR	555,000	USD	33,730	(279)

12/11/2020	State Street Bank & Trust Co.	USD	284,113	EUR	239,167	(5,320)

12/11/2020	State Street Bank & Trust Co.	USD	68,569	GBP	51,500	(1,833)

Subtotal—Depreciation						(825,935)

Total Forward Foreign Currency Contracts						$ (68,605)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                         Invesco Global Targeted Returns Fund

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
CPI	–Consumer Price Index
CRB	–Commodity Research Bureau
DKK	–Danish Krone
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HICP	–Harmonised Index of Consumer Prices
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NSA	–Non-Seasonally Adjusted
PLN	–Polish Zloty
RPI	–Retail Price Index
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TWD	–Taiwan New Dollar
USD	–U.S. Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $21,907,420)	$23,057,626

Investments in affiliated money market funds, at value (Cost $14,735,039)	14,735,575

Other investments:
Variation margin receivable – futures contracts	1,427,129

Variation margin receivable–centrally cleared swap agreements	1,324,516

Swaps receivable – OTC	169,082

Unrealized appreciation on swap agreements – OTC	2,680,326

Unrealized appreciation on forward foreign currency contracts outstanding	757,330

Deposits with brokers:
Cash collateral – OTC Derivatives	915,000

Cash	195,294

Foreign currencies, at value (Cost $1,253,814)	1,249,132

Receivable for:
Investments sold	50,967

Fund shares sold	358,298

Dividends	63,456

Interest	318,872

Investment for trustee deferred compensation and retirement plans	18,111

Other assets	137,030

Total assets	47,457,744

Liabilities:

Other investments:
Options written, at value (premiums received $923,331)	722,394

Unrealized depreciation on forward foreign currency contracts outstanding	825,935

Swaps payable – OTC	29,622

Unrealized depreciation on swap agreements–OTC	2,047,866

Payable for:
Investments purchased	106,168

Fund shares reacquired	85,519

Accrued foreign taxes	992

Accrued fees to affiliates	47,200

Accrued other operating expenses	759,324

Trustee deferred compensation and retirement plans	18,111

Total liabilities	4,643,131

Net assets applicable to shares outstanding	$42,814,613

Net assets consist of:
Shares of beneficial interest	$51,852,788

Distributable earnings (loss)	(9,038,175)

$42,814,613

Net Assets:
Class A	$11,402,621

Class C	$3,166,036

Class R	$50,739

Class Y	$27,023,463

Class R5	$9,200

Class R6	$1,162,554

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,247,121

Class C	353,933

Class R	5,589

Class Y	2,938,603

Class R5	1,000

Class R6	126,192

Class A:
Net asset value per share	$9.14

Maximum offering price per share (Net asset value of $9.14 ÷ 94.50%)	$9.67

Class C:
Net asset value and offering price per share	$8.95

Class R:
Net asset value and offering price per share	$9.08

Class Y:
Net asset value and offering price per share	$9.20

Class R5:
Net asset value and offering price per share	$9.20

Class R6:
Net asset value and offering price per share	$9.21

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:

Interest (net of foreign withholding taxes of $818)	$990,854

Dividends (net of foreign withholding taxes of $36,649)	377,969

Dividends from affiliated money market funds	114,198

Total investment income	1,483,021

Expenses:
Advisory fees	627,029

Administrative services fees	9,392

Custodian fees	146,496

Distribution fees:
Class A	29,410

Class C	38,069

Class R	215

Transfer agent fees – A, C, R and Y	55,062

Transfer agent fees – R6	462

Trustees’ and officers’ fees and benefits	17,877

Registration and filing fees	74,333

Licensing fees	200,643

Reports to shareholders	31,658

Professional services fees	110,924

Other	56,433

Total expenses	1,398,003

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(677,261)

Net expenses	720,742

Net investment income	762,279

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $190)	(2,523,566)

Foreign currencies	(31,015)

Forward foreign currency contracts	(1,453,433)

Futures contracts	397,564

Option contracts written	1,369,644

Swap agreements	(1,697,142)

(3,937,948)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $2,817)	41,766

Foreign currencies	(13,701)

Forward foreign currency contracts	601,530

Futures contracts	(397,552)

Option contracts written	(629,586)

Swap agreements	2,547,888

2,150,345

Net realized and unrealized gain (loss)	(1,787,603)

Net increase (decrease) in net assets resulting from operations	$(1,025,324)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$762,279	$1,417,516

Net realized gain (loss)	(3,937,948)	(1,215,956)

Change in net unrealized appreciation	2,150,345	2,101,565

Net increase (decrease) in net assets resulting from operations	(1,025,324)	2,303,125

Distributions to shareholders from distributable earnings:

Class A	(478,375)	(209,288)

Class C	(129,371)	(61,092)

Class R	(1,429)	(310)

Class Y	(1,634,267)	(1,197,534)

Class R5	(424)	(207)

Class R6	(514,506)	(232,723)

Total distributions from distributable earnings	(2,758,372)	(1,701,154)

Share transactions–net:
Class A	624,835	30,867

Class C	(990,135)	(3,043,531)

Class R	18,497	14,380

Class Y	(10,377,556)	(31,171,087)

Class R6	(10,073,223)	839,701

Net increase (decrease) in net assets resulting from share transactions	(20,797,582)	(33,329,670)

Net increase (decrease) in net assets	(24,581,278)	(32,727,699)

Net assets:
Beginning of year	67,395,891	100,123,590

End of year	$42,814,613	$67,395,891

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$9.76	$0.11	$(0.34)	$(0.23)	$(0.39)	$ –	$ –	$(0.39)	$9.14	(2.47)%	$11,403	1.40	%(d)	2.60	%(d)	1.20	%(d)	145%
Year ended 10/31/19	9.64	0.17	0.13	0.30	(0.18)	–	–	(0.18)	9.76	3.14	11,566	1.39		2.52		1.77		77
Year ended 10/31/18	10.00	0.13	(0.49)	(0.36)	–	–	–	–	9.64	(3.60)	11,416	1.40		2.69		1.26		67
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.31)	(0.01)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	(0.14)	–	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Class C
Year ended 10/31/20	9.52	0.04	(0.32)	(0.28)	(0.29)	–	–	(0.29)	8.95	(3.11)	3,166	2.15	(d)	3.35	(d)	0.45	(d)	145
Year ended 10/31/19	9.38	0.10	0.12	0.22	(0.08)	–	–	(0.08)	9.52	2.38	4,388	2.14		3.27		1.02		77
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	–	–	–	–	9.38	(4.29)	7,351	2.15		3.44		0.51		67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.31)	(0.00)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	(0.14)	–	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Class R
Year ended 10/31/20	9.69	0.09	(0.34)	(0.25)	(0.36)	–	–	(0.36)	9.08	(2.74)	51	1.65	(d)	2.85	(d)	0.95	(d)	145
Year ended 10/31/19	9.56	0.15	0.12	0.27	(0.14)	–	–	(0.14)	9.69	2.92	35	1.64		2.77		1.52		77
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	–	–	–	–	9.56	(3.82)	20	1.65		2.94		1.01		67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.31)	(0.01)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	(0.14)	–	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Class Y
Year ended 10/31/20	9.82	0.14	(0.34)	(0.20)	(0.42)	–	–	(0.42)	9.20	(2.16)	27,023	1.15	(d)	2.35	(d)	1.45	(d)	145
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	39,571	1.14		2.27		2.02		77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	70,488	1.15		2.44		1.51		67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	(0.14)	–	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Class R5
Year ended 10/31/20	9.83	0.14	(0.35)	(0.21)	(0.42)	–	–	(0.42)	9.20	(2.25)	9	1.15	(d)	2.25	(d)	1.45	(d)	145
Year ended 10/31/19	9.71	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.83	3.47	10	1.13		2.17		2.03		77
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	–	–	–	–	9.71	(3.38)	10	1.15		2.35		1.51		67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	(0.14)	–	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Class R6
Year ended 10/31/20	9.82	0.14	(0.33)	(0.19)	(0.42)	–	–	(0.42)	9.21	(2.04)	1,163	1.15	(d)	2.25	(d)	1.45	(d)	145
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	11,826	1.13		2.17		2.03		77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	10,839	1.15		2.35		1.51		67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	(0.14)	–	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $11,768, $3,808, $43, $32,255, $10 and $9,120 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds was 0.44% for the year ended October 31, 2016.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

43                      Invesco Global Targeted Returns Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

44                      Invesco Global Targeted Returns Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option,

45                      Invesco Global Targeted Returns Fund

purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the

46                      Invesco Global Targeted Returns Fund

Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	1.100%

Next $250 million	1.080%

Next $500 million	1.050%

Next $1.5 billion	1.030%

Next $2.5 billion	1.000%

Next $2.5 billion	0.980%

Next $2.5 billion	0.950%

Over $10 billion	0.930%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5

47                      Invesco Global Targeted Returns Fund

and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $625,335 and reimbursed class level expenses of $12,600, $4,088, $46, $34,672, $0 and $462 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $515 in front-end sales commissions from the sale of Class A shares and $0 and $421 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$82,643	$8,199,248	$-	$8,281,891

Common Stocks & Other Equity Interests	1,819,068	6,280,817	-	8,099,885

U.S. Dollar Denominated Bonds & Notes	-	5,494,765	-	5,494,765

U.S. Treasury Securities	-	250,526	-	250,526

Asset-Backed Securities	-	26,231	-	26,231

Money Market Funds	14,735,575	-	-	14,735,575

Options Purchased	-	904,328	-	904,328

Total Investments in Securities	16,637,286	21,155,915	-	37,793,201

48                      Invesco Global Targeted Returns Fund

	Level 1	Level 2	Level 3	Total

Other Investments – Assets*

Futures Contracts	$412,430	$-	$-	$412,430

Forward Foreign Currency Contracts	-	757,330	-	757,330

Swap Agreements	-	3,324,970	-	3,324,970

	412,430	4,082,300	-	4,494,730

Other Investments - Liabilities*

Futures Contracts	(383,126)	-	-	(383,126)

Forward Foreign Currency Contracts	-	(825,935)	-	(825,935)

Options Written	-	(722,394)	-	(722,394)

Swap Agreements	-	(2,427,156)	-	(2,427,156)

	(383,126)	(3,975,485)	-	(4,358,611)

Total Other Investments	29,304	106,815	-	136,119

Total Investments	$16,666,590	$21,262,730	$-	$37,929,320

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$-	$-	$329,037	$83,393	$412,430

Unrealized appreciation on swap agreements – Centrally Cleared(a)	-	12,122	-	-	632,522	644,644

Unrealized appreciation on forward foreign currency contracts outstanding	-	-	757,330	-	-	757,330

Unrealized appreciation on swap agreements – OTC	170,389	-	124,552	2,385,385	-	2,680,326

Options purchased, at value – OTC(b)	-	-	74,569	174,938	654,821	904,328

Total Derivative Assets	170,389	12,122	956,451	2,889,360	1,370,736	5,399,058

Derivatives not subject to master netting agreements	-	(12,122)	-	(329,037)	(715,915)	(1,057,074)

Total Derivative Assets subject to master netting agreements	$170,389	$-	$956,451	$2,560,323	$654,821	$4,341,984

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$-	$-	$(268,581)	$(114,545)	$(383,126)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	(99,212)	-	-	(280,078)	(379,290)

Unrealized depreciation on forward foreign currency contracts outstanding	-	-	(825,935)	-	-	(825,935)

Unrealized depreciation on swap agreements – OTC	(101,282)	-	(57,538)	(1,889,046)	-	(2,047,866)

Options written, at value – OTC	-	-	(74,533)	(406,616)	(241,245)	(722,394)

Total Derivative Liabilities	(101,282)	(99,212)	(958,006)	(2,564,243)	(635,868)	(4,358,611)

Derivatives not subject to master netting agreements	-	99,212	-	268,581	394,623	762,416

Total Derivative Liabilities subject to master netting agreements	$(101,282)	$-	$(958,006)	$(2,295,662)	$(241,245)	$(3,596,195)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

49                      Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount(a)
	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities
Counterparty										Non-Cash	Cash

Fund
Bank of America, N.A.	$ -	$ 97,151	$ 2,412	$ 99,563	$ -	$ -	$ (1,888)	$ (1,888)	$ 97,675	$-	$ (97,675)	$ -

Barclays Bank PLC	66,817	174,942	168,822	410,581	(135,871)	(406,616)	(190,073)	(732,560)	(321,979)	-	321,979	-

BNP Paribas S.A.	266,584	-	46,167	312,751	(217,142)	-	(127,965)	(345,107)	(32,356)	-	-	(32,356)

Citibank, N.A.	118,644	-	-	118,644	(29,268)	-	-	(29,268)	89,376	-	(89,376)	-

Deutsche Bank AG	2,028	-	-	2,028	-	-	-	-	2,028	-	-	2,028

Goldman Sachs International	144,568	889	92,705	238,162	(118,024)	-	(42,251)	(160,275)	77,887	-	(77,887)	-

J.P. Morgan Chase Bank, N.A.	36,749	504,555	116,308	657,612	(211,296)	(260,041)	(68,243)	(539,580)	118,032	-	(118,032)	-

Merrill Lynch International	66	-	1,007,871	1,007,937	(12,057)	-	(745,441)	(757,498)	250,439	-	(90,000)	160,439

Morgan Stanley and Co. International PLC	19,901	125,019	106,180	251,100	(9,374)	(55,737)	(1,430)	(66,541)	184,559	-	(150,000)	34,559

Royal Bank of Canada	-	-	-	-	(413)	-	-	(413)	(413)	-	-	(413)

Societe Generale	-	-	662,003	662,003	-	-	(475,253)	(475,253)	186,750	-	(186,750)	-

Standard Chartered Bank PLC	10,024	-	-	10,024	(81,341)	-	-	(81,341)	(71,317)	-	-	(71,317)

State Street Bank & Trust Co.	91,128	-	-	91,128	(11,149)	-	-	(11,149)	79,979	-	-	79,979

UBS AG	821	1,772	476,551	479,144	-	-	(323,662)	(323,662)	155,482	-	(120,000)	35,482

Subtotal – Fund	757,330	904,328	2,679,019	4,340,677	(825,935)	(722,394)	(1,976,206)	(3,524,535)	816,142	-	(607,741)	208,401

Subsidiary
BNP Paribas S.A.	-	-	24,816	24,816	-	-	(2,032)	(2,032)	22,784	-	-	22,784

Macquarie Bank Ltd.	-	-	145,573	145,573	-	-	(99,250)	(99,250)	46,323	-	-	46,323

Subtotal - Subsidiary	-	-	170,389	170,389	-	-	(101,282)	(101,282)	69,107	-	-	69,107

Total	$757,330	$904,328	$2,849,408	$4,511,066	$(825,935)	$(722,394)	$(2,077,488)	$(3,625,817)	$885,249	$-	$(607,741)	$277,508

(a) The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ -	$(1,453,433)	$ -	$ -	$(1,453,433)

Futures contracts	0	-	-	(158,486)	556,050	397,564

Options purchased(a)	-	-	(372,401)	(1,461,659)	1,742,120	(91,940)

Options written	-	-	451,541	994,375	(76,272)	1,369,644

Swap agreements	504,508	318,606	0	(3,567,895)	1,047,639	(1,697,142)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	601,530	-	-	601,530

Futures contracts	-	-	-	(115,484)	(282,068)	(397,552)

Options purchased(a)	-	-	(22,950)	(249,741)	(690,740)	(963,431)

Options written	-	-	791	(542,145)	(88,232)	(629,586)

Swap agreements	122,249	(76,761)	363,349	1,697,237	441,814	2,547,888

Total	$626,757	$241,845	$ (431,573)	$(3,403,798)	$2,650,311	$ (316,458)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

50                      Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$133,737,398	$49,518,729	$74,810,453	$15,847,198	$19,535,330	$58,738,779	$3,025,885	$11,968,710	$172,791,054

Average Contracts	–	–	583	–	–	355	–	–	–

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $58.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:
	2020	2019

Ordinary income*	$2,736,030	$1,701,154

Return of capital	22,342	–

Total distributions	$2,758,372	$1,701,154

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
		2020

Net unrealized appreciation – investments		$ 832,900

Net unrealized appreciation (depreciation) - foreign currencies		(2,259)

Temporary book/tax differences		(13,713)

Capital loss carryforward		(9,855,103)

Shares of beneficial interest		51,852,788

Total net assets		$42,814,613

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,811,388	$6,043,715	$9,855,103

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $28,814,722 and $48,436,382, respectively. During the same period, purchases and sales of U.S. Treasury

51                      Invesco Global Targeted Returns Fund

obligations were $21,124,446 and $21,181,976, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,790,890

Aggregate unrealized (depreciation) of investments	(4,957,990)

Net unrealized appreciation of investments	$832,900

Cost of investments for tax purposes is $37,365,231.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and income from swap agreements, on October 31, 2020, undistributed net investment income was decreased by $1,641,466, undistributed net realized gain (loss) was increased by $3,023,246 and shares of beneficial interest was decreased by $1,381,780. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	436,719	$4,146,614	365,843	$3,540,317

Class C	9,558	88,981	5,243	49,072

Class R	1,858	17,427	2,175	20,960

Class Y	731,103	6,920,432	931,970	9,028,781

Class R6	167,660	1,588,441	176,070	1,721,431

Issued as reinvestment of dividends:
Class A	45,176	429,626	15,830	148,007

Class C	12,050	112,908	4,992	45,826

Class R	113	1,070	18	166

Class Y	163,363	1,558,482	114,033	1,069,629

Class R6	53,887	514,082	24,788	232,515

Automatic conversion of Class C shares to Class A shares:
Class A	8,584	80,174	31,486	304,591

Class C	(8,761)	(80,174)	(32,197)	(304,591)

Reacquired:
Class A	(427,897)	(4,031,579)	(413,224)	(3,962,048)

Class C	(119,638)	(1,111,850)	(301,183)	(2,833,838)

Class R	-	-	(701)	(6,746)

Class Y	(1,984,148)	(18,856,470)	(4,282,329)	(41,269,497)

Class R6	(1,299,622)	(12,175,746)	(114,009)	(1,114,245)

Net increase (decrease) in share activity	(2,209,995)	$(20,797,582)	(3,471,195)	$(33,329,670)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

52                      Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Targeted Returns Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Targeted Returns Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

53                      Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$967.20	$6.92	$1,018.10	$ 7.10	1.40%
Class C	1,000.00	964.40	10.62	1,014.33	10.89	2.15
Class R	1,000.00	967.00	8.16	1,016.84	8.36	1.65
Class Y	1,000.00	969.40	5.69	1,019.36	5.84	1.15
Class R5	1,000.00	969.40	5.69	1,019.36	5.84	1.15
Class R6	1,000.00	970.50	5.70	1,019.36	5.84	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

54                      Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Targeted Returns Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the FTSE US 3-Month Treasury Bill Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that the Fund’s peer group is highly diverse and therefore relative rankings may provide limited insight into the portfolio management team’s investment skill. The Board noted the Fund’s idea-based investment approach and discussed ideas that detracted from Fund performance. The Board considered the Fund’s relative performance in the context of its objective to achieve absolute return with less volatility than global equities. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is

55                      Invesco Global Targeted Returns Fund

included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expenses were in the fifth and fourth quintile, respectively, of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

56                      Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	29.90%
Corporate Dividends Received Deduction*	3.41%
Business Interest Income*	96.59%
U.S. Treasury Obligations*	0.43%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57                      Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle,hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None

Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Global Targeted Returns Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-AR-1

Annual Report to Shareholders	October 31, 2020
Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on

February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Greater China Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can  use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light  of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of  the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and subadvisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), underperformed the MSCI China All Shares Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.92%
Class C Shares	26.94
Class Y Shares	28.26
Class R5 Shares	28.45
Class R6 Shares	28.42
MSCI China Index▼ (Broad Market Index)	35.19
MSCI China All Shares Index∎ (Style-Specific Index)	34.39
Lipper China Region Funds Index◆ (Peer Group Index)	33.06
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.; ◆ Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

For the fiscal year, stock selection had a negative impact on the Fund’s performance relative to the Fund’s style-specific benchmark, the MSCI China All Shares Index. Specifically, stock selection in the consumer staples sector detracted from the Fund’s relative performance. The top detractor from the Fund’s relative performance was Chinese beverage and instant noodle company Uni-President Chain Store.

Stock selection in the consumer discretionary sector also underperformed that of the style-specific index during the fiscal year and detracted from the Fund’s relative results. Pou Sheng International, a sportswear retailer in China, was a key detractor in this sector.

Stock selection in the materials sector also detracted from the Fund’s performance relative to the style-specific index during the fiscal year. Within the sector, Asia Cement (China) Holdings a Hong Kong based cement and concrete company was a notable detractor from the Fund’s relative performance.

In contrast, the Fund’s underweight exposure to the financials sector contributed to the Fund’s performance relative to the style-specific benchmark during the fiscal year.

Also, the lack of exposure to the energy sector helped the Fund’s relative performance.

  Stock selection in and overweight exposure to the health care sector contributed to the Fund’s relative performance versus the style-specific index during the fiscal year. This was mainly due to the Fund’s positions in MicroPort Scientific and Shandong Weigao Group Medical Polymer.

  Our investment strategy remains purely focused on bottom-up stock opportunities that we believe add the most value to the Fund. We adopt a selective approach, favoring companies with sustainable leadership and competitive advantages. This has led to the Fund having meaningful exposure in consumer-related sectors. We believe the Fund’s holdings are well-positioned to gain from structural opportunities in China’s consumer sector.

  At the close of the fiscal year, the Chinese economy had largely recovered from the pandemic impact and we believe it could be the only major economy that can deliver positive growth in 2020. We expect growth recovery to extend into next year as economic activities benefit from a low base and further normalization. We believe consumption will play a key role in driving growth recovery. We expect Chinese consumers to become more confident with social interactions as the COVID-19 situation is under effective control. This could lead to improving growth of offline activities, such as shopping, dining and travelling, that are most affected by the pandemic.

  China’s equity market is the second largest in the world. Japan, despite being the third largest, is only around 40% of China’s size. Japan is already considered a separate asset class as it is excluded from the rest of Asia’s economy. We believe China will continue to deliver premium growth.

  Thank you for your continued investment in Invesco Greater China Fund.

Portfolio manager(s):

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1   Source: Lipper Inc.

2   Source: RIMES Technologies Corp.

3   Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	9.46%
10 Years	4.95
5 Years	10.34
1 Year	20.89

Class C Shares
Inception (3/31/06)	9.43%
10 Years	4.91
5 Years	10.76
1 Year	25.94

Class Y Shares
Inception (10/3/08)	10.29%
10 Years	5.81
5 Years	11.88
1 Year	28.26

Class R5 Shares
Inception (3/31/06)	10.39%
10 Years	6.02
5 Years	12.07
1 Year	28.45

Class R6 Shares
10 Years	5.69%
5 Years	11.92
1 Year	28.42
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6	Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI China Index (Net) is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI China All Shares Index (Net) is composed of large- and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Greater China Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	30.40%
Communication Services	28.08
Consumer Staples	15.49
Health Care	14.61
Information Technology	3.07
Other Sectors, Each Less than 2% of Net Assets	5.63
Money Market Funds Plus Other Assets Less Liabilities	2.72

Top 10 Equity Holdings*
		% of total net assets
1.	Tencent Holdings Ltd.	10.19%
2.	JD.com, Inc., ADR	9.54
3.	Alibaba Group Holding Ltd., ADR	8.88
4.	Weibo Corp., ADR	5.53
5.	Meituan Dianping, B Shares	5.22
6.	Jiangsu Hengrui Medicine Co. Ltd., A Shares	4.92
7.	Dali Foods Group Co. Ltd.	4.63
8.	NetEase, Inc., ADR	4.55
9.	China Mobile Ltd.	4.28
10.	Uni-President China Holdings Ltd.	4.11

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8	Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-97.28%(b)
Apparel Retail-2.64%
Pou Sheng International (Holdings) Ltd. (Hong Kong)(c)	9,404,000	$2,143,901

Automobile Manufacturers-0.31%
Jiangling Motors Corp. Ltd., B Shares	311,100	255,532

Construction Materials-1.52%
Asia Cement China Holdings Corp.	1,343,500	1,233,095

Electronic Components-0.39%
Largan Precision Co. Ltd. (Taiwan)	3,000	318,941

Electronic Manufacturing Services-0.12%
FIH Mobile Ltd.(c)	877,000	96,474

Footwear-2.51%
Stella International Holdings Ltd.(c)	1,991,500	2,040,212

Gas Utilities-1.11%
Towngas China Co. Ltd.	1,977,000	897,401

Health Care Equipment-2.26%
MicroPort Scientific Corp.	520,000	1,837,691

Health Care Supplies-3.51%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,468,000	2,847,054

Hotels, Resorts & Cruise Lines-0.80%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	648,504

Household Products-3.87%
Vinda International Holdings Ltd. (Hong Kong)	1,181,000	3,139,217

Hypermarkets & Super Centers-2.88%
Sun Art Retail Group Ltd.	2,157,500	2,340,418

Interactive Home Entertainment-4.55%
NetEase, Inc., ADR	42,570	3,694,650

Interactive Media & Services-19.25%
Autohome, Inc., ADR	29,987	2,865,258

Tencent Holdings Ltd.	107,800	8,268,952

Weibo Corp., ADR(c)	108,050	4,489,477

		15,623,687

Internet & Direct Marketing Retail-23.64%
Alibaba Group Holding Ltd., ADR(c)	23,653	7,206,833

	Shares	Value

Internet & Direct Marketing Retail-(continued)
JD.com, Inc., ADR(c)	95,042	$7,747,824

Meituan Dianping, B Shares(c)	113,200	4,234,460

		19,189,117

Life & Health Insurance-1.91%
AIA Group Ltd. (Hong Kong)	164,400	1,550,508

Marine Ports & Services-1.09%
Qingdao Port International Co. Ltd., H Shares(d)	1,562,000	886,811

Packaged Foods & Meats-8.74%
Dali Foods Group Co. Ltd.(d)	6,045,500	3,755,193

Uni-President China Holdings Ltd.	3,853,000	3,337,621

		7,092,814

Pharmaceuticals-8.84%
Jiangsu Hengrui Medicine Co. Ltd., A Shares	300,320	3,996,362

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., H Shares	615,000	290,303

Sino Biopharmaceutical Ltd.	2,862,000	2,888,331

		7,174,996

Restaurants-0.50%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	404,202

Technology Hardware, Storage & Peripherals-2.56%
Asustek Computer, Inc. (Taiwan)	245,000	2,080,920

Wireless Telecommunication Services-4.28%
China Mobile Ltd.	571,000	3,474,857

Total Common Stocks & Other Equity Interests (Cost $59,251,528)		78,971,002

Money Market Funds-2.86%
Invesco Government & Agency Portfolio,Institutional Class, 0.01%(e)(f)	835,025	835,025

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)	530,117	530,329

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	954,314	954,314

Total Money Market Funds (Cost $2,319,742)		2,319,668

TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $61,571,270)		81,290,670

OTHER ASSETS LESS LIABILITIES-(0.14)%		(115,922)

NET ASSETS-100.00%		$81,174,748

Investment Abbreviations:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Greater China Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $4,642,004, which represented 5.72% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,367,915	$12,246,790	$(13,779,680)	$ -	$ -	$ 835,025	$ 8,421
Invesco Liquid Assets Portfolio, Institutional Class	1,691,911	8,847,591	(10,008,998)	(205)	30	530,329	8,167
Invesco Treasury Portfolio, Institutional Class	2,706,189	13,996,331	(15,748,206)	-	-	954,314	9,063
Total	$6,766,015	$35,090,712	$(39,536,884)	$(205)	$30	$2,319,668	$25,651

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $ 59,251,528)	$78,971,002
Investments in affiliated money market funds, at value (Cost $ 2,319,742)	2,319,668
Foreign currencies, at value and cost	300
Receivable for: Fund shares sold	17,927
Dividends	21,243
Investment for trustee deferred compensation and retirement plans	57,321
Other assets	33,961
Total assets	81,421,422

Liabilities:
Payable for:
Fund shares reacquired	41,408
Accrued fees to affiliates	51,206
Accrued trustees’ and officers’ fees and benefits	57
Accrued other operating expenses	90,827
Trustee deferred compensation and retirement plans	63,176
Total liabilities	246,674
Net assets applicable to shares outstanding	$81,174,748

Net assets consist of:
Shares of beneficial interest	$62,196,387
Distributable earnings	18,978,361
$81,174,748

Net Assets:
Class A	$68,874,861
Class C	$3,646,709
Class Y	$7,754,223
Class R5	$32,098
Class R6	$866,857

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,341,756
Class C	128,550
Class Y	263,368
Class R5	1,090
Class R6	29,457
Class A:
Net asset value per share	$29.41
Maximum offering price per share (Net asset value of $29.41 ÷ 94.50%)	$31.12
Class C:
Net asset value and offering price per share	$28.37
Class Y:
Net asset value and offering price per share	$29.44
Class R5:
Net asset value and offering price per share	$29.45
Class R6:
Net asset value and offering price per share	$29.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $37,170)	$1,273,242

Dividends from affiliated money market funds	25,651

Total investment income	1,298,893

Expenses:
Advisory fees	720,804

Administrative services fees	10,935

Custodian fees	25,086

Distribution fees:
Class A	161,586

Class C	40,539

Transfer agent fees – A, C and Y	188,054

Transfer agent fees – R5	22

Transfer agent fees – R6	595

Trustees’ and officers’ fees and benefits	18,454

Registration and filing fees	58,060

Reports to shareholders	28,126

Professional services fees	45,286

Other	11,576

Total expenses	1,309,123

Less: Fees waived and/or expense offset arrangement(s)	(5,685)

Net expenses	1,303,438

Net investment income (loss)	(4,545)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,196,626

Foreign currencies	(89,673)

3,106,953

Change in net unrealized appreciation (depreciation) of:
Investment securities	15,717,425

Foreign currencies	(10)

15,717,415

Net realized and unrealized gain	18,824,368

Net increase in net assets resulting from operations	$18,819,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(4,545)	$661,973

Net realized gain (loss)	3,106,953	(3,672,911)

Change in net unrealized appreciation	15,717,415	9,911,154

Net increase in net assets resulting from operations	18,819,823	6,900,216

Distributions to shareholders from distributable earnings:
Class A	(682,071)	(9,832,851)

Class C	(1,933)	(1,650,955)

Class Y	(125,477)	(1,260,617)

Class R5	(360)	(4,188)

Class R6	(8,603)	(112,199)

Total distributions from distributable earnings	(818,444)	(12,860,810)

Share transactions-net:
Class A	(8,989,218)	7,652,688

Class C	(2,495,312)	(3,908,555)

Class Y	(3,466,519)	2,010,543

Class R5	4,750	983

Class R6	46,889	53,858

Net increase (decrease) in net assets resulting from share transactions	(14,899,410)	5,809,517

Net increase (decrease) in net assets	3,101,969	(151,077)

Net assets:
Beginning of year	78,072,779	78,223,856

End of year	$81,174,748	$78,072,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Greater China Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$23.24	$0.00	(d)	$6.42		$6.42	$(0.25)	$ –	$(0.25)	$29.41	27.92%		$68,875	1.66	%(e)	1.67	%(e)	0.02	%(d)(e)	59%
Year ended 10/31/19	25.52	0.20	(d)	1.77		1.97	(0.21)	(4.04)	(4.25)	23.24	9.33		62,869	1.76		1.76		0.86	(d)	59
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(f)	(3.72)	(0.16)	–	(0.16)	25.52	(12.71	)(f)	59,615	1.79		1.80		1.15	(d)	45
Year ended 10/31/17	22.23	0.05		7.27		7.32	(0.15)	–	(0.15)	29.40	33.19		69,843	1.93		1.93		0.22		56
Year ended 10/31/16	21.10	0.15		1.20		1.35	(0.22)	–	(0.22)	22.23	6.51		52,479	1.93		1.93		0.74		52
Class C
Year ended 10/31/20	22.35	(0.18	)(d)	6.21		6.03	(0.01)	–	(0.01)	28.37	26.98		3,647	2.41	(e)	2.42	(e)	(0.73	)(d)(e)	59
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	–	(4.04)	(4.04)	22.35	8.51		5,198	2.51		2.51		0.11	(d)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(f)	(3.80)	–	–	–	24.65	(13.36	)(f)	10,155	2.54		2.55		0.40	(d)	45
Year ended 10/31/17	21.52	(0.13)		7.06		6.93	–	–	–	28.45	32.20		13,422	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.39	(0.00)		1.16		1.16	(0.03)	–	(0.03)	21.52	5.73		11,879	2.68		2.68		(0.01)		52
Class Y
Year ended 10/31/20	23.26	0.06	(d)	6.43		6.49	(0.31)	–	(0.31)	29.44	28.26		7,754	1.41	(e)	1.42	(e)	0.27	(d)(e)	59
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51		1.51		1.11	(d)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(f)	(3.65)	(0.22)	–	(0.22)	25.57	(12.48	)(f)	7,801	1.54		1.55		1.40	(d)	45
Year ended 10/31/17	22.26	0.12		7.27		7.39	(0.21)	–	(0.21)	29.44	33.53		11,444	1.68		1.68		0.47		56
Year ended 10/31/16	21.14	0.21		1.19		1.40	(0.28)	–	(0.28)	22.26	6.77		5,216	1.68		1.68		0.99		52
Class R5
Year ended 10/31/20	23.27	0.11	(d)	6.43		6.54	(0.36)	–	(0.36)	29.45	28.49		32	1.26	(e)	1.27	(e)	0.42	(d)(e)	59
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(f)	(3.62)	(0.26)	–	(0.26)	25.58	(12.38	)(f)	25	1.40		1.40		1.54	(d)	45
Year ended 10/31/17	22.28	0.16		7.28		7.44	(0.26)	–	(0.26)	29.46	33.80		72	1.50		1.50		0.65		56
Year ended 10/31/16	21.17	0.25		1.19		1.44	(0.33)	–	(0.33)	22.28	7.00		54	1.45		1.45		1.22		52
Class R6
Year ended 10/31/20	23.26	0.11	(d)	6.42		6.53	(0.36)	–	(0.36)	29.43	28.46		867	1.25	(e)	1.26	(e)	0.43	(d)(e)	59
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(f)	(3.61)	(0.27)	–	(0.27)	25.57	(12.36	)(f)	629	1.40		1.40		1.54	(d)	45
Year ended 10/31/17(g)	23.28	0.25		5.92		6.17	–	–	–	29.45	26.50		107	1.47	(h)	1.47	(h)	0.68	(h)	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, $0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $64,634, $4,054, $8,102, $24 and $729 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Greater China Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15	Invesco Greater China Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other

16	Invesco Greater China Fund

countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $4,488.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $9,398 in front-end sales commissions from the sale of Class A shares and $517 and $853 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.

17	Invesco Greater China Fund

Level 2	-

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	-

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$26,004,042	$52,966,960	$–	$78,971,002
Money Market Funds	2,319,668	–	–	2,319,668
Total Investments	$28,323,710	$52,966,960	$–	$81,290,670

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,197.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income*	$594,948	$4,193,841
Long-term capital gain	223,496	8,666,969
Total distributions	$818,444	$12,860,810

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed long-term capital gain	$289,044
Net unrealized appreciation – investments	18,740,307
Net unrealized appreciation (depreciation) – foreign currencies	(7)
Temporary book/tax differences	(50,983)
Shares of beneficial interest	62,196,387
Total net assets	$81,174,748

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

18	Invesco Greater China Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $42,718,494 and $54,123,852, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$25,361,429
Aggregate unrealized (depreciation) of investments	(6,621,122)
Net unrealized appreciation of investments	$18,740,307

Cost of investments for tax purposes is $62,550,363.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and distributions, on October 31, 2020, undistributed net investment income (loss) was increased by $228,982, undistributed net realized gain (loss) was decreased by $133,824 and shares of beneficial interest was decreased by $95,158. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount
Sold:
Class A	342,657	$8,833,626	311,654	$7,298,558

Class C	22,769	582,376	58,820	1,306,818

Class Y	110,005	2,686,790	250,488	5,728,727

Class R5	674	18,633	8	192

Class R6	19,521	484,229	13,440	300,415

Issued as reinvestment of dividends:
Class A	27,259	641,679	440,672	9,337,827

Class C	74	1,688	75,847	1,555,617

Class Y	5,031	118,279	55,199	1,168,565

Class R5	4	97	46	984

Class R6	350	8,219	5,123	108,248

Automatic conversion of Class C shares to Class A shares:
Class A	26,492	681,501	215,385	4,785,457

Class C	(27,405)	(681,501)	(222,977)	(4,785,457)

Reacquired:
Class A	(759,987)	(19,146,024)	(598,165)	(13,769,154)

Class C	(99,526)	(2,397,875)	(91,029)	(1,985,533)

Class Y	(253,128)	(6,271,588)	(209,325)	(4,886,749)

Class R5	(592)	(13,980)	(8)	(193)

Class R6	(18,026)	(445,559)	(15,531)	(354,805)

Net increase (decrease) in share activity	(603,828)	$(14,899,410)	289,647	$5,809,517

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,240.40	$9.07	$1,017.04	$8.16	1.61%
Class C	1,000.00	1,235.70	13.26	1,013.27	11.94	2.36
Class Y	1,000.00	1,242.20	7.67	1,018.30	6.90	1.36
Class R5	1,000.00	1,243.30	6.94	1,018.95	6.24	1.23
Class R6	1,000.00	1,242.90	6.93	1,018.95	6.24	1.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI China All Shares Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that the Fund was re-named reflecting broader China region exposure on June 15, 2015 and that performance results for periods prior to that date were not reflective of the Fund’s current broader China region mandate. The Board further noted that the Fund’s benchmark changed from the MSCI Golden Dragon Index to the MSCI China All Shares Index effective August 1, 2019 and that the new benchmark better reflects the team’s approach to invest in opportunities across China share classes regardless of their listing. The Board noted that stock selection in certain sectors was the primary detractor from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group

22	Invesco Greater China Fund

information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only six funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$223,496
Qualified Dividend Income*	85.07%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Greater China Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Health Care Fund
Nasdaq:
A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late

February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Health Care Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment

strategy	described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Health Care Fund (the Fund), at net asset value (NAV), outperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.32%
Class C Shares	11.46
Class Y Shares	12.62
Investor Class Shares	12.33
Class R6 Shares	12.65
MSCI World Index▼ (Broad Market Index)	4.36
MSCI World Health Care Index▼ (Style-Specific Index)	9.45
Lipper Global Health/Biotechnology Funds Index⬛ (Peer Group Index)	12.16
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the possibility of a contested election. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Stock selection in the biotechnology and life science tools and services industries, where the fund is overweight, and an underweight exposure to the pharmaceuticals industry contributed the most to relative performance compared to the MSCI World Health Care Index. Stock selection in the health care equipment and supplies industry detracted the most from relative performance.

    On a geographic basis, stock selection in North America and Europe, where the Fund is overweight, contributed the most to relative Fund performance; while overweight exposure to Latin America detracted the most from relative Fund performance.

    The top three individual contributors to relative Fund performance during the fiscal year were Thermo Fisher Scientific, Immunomedics (we sold our position in this company during the fiscal year) and Axsome Therapeutics. Thermo Fisher Scientific delivered strong business performance across its segments, and continues to benefit from health care innovation. Immunomedics is a leading biopharmaceutical company in the area of antibody-drug conjugates. In the second quarter, their asset Trdodelvy was approved on an accelerated basis for metastatic triple-negative breast cancer, a cancer with a particularly high unmet need and few treatment options. Shares also climbed in September when it was announced that Gilead would be acquiring the company at a greater than 100% premium to its prior stock price. Axsome Therapeutics is developing therapies for the treatment of central nervous system diseases using several platform approaches to drug development, modification and delivery. AXS-05, its lead candidate, has generated positive phase II and III data in the treatment of major depressive disorder and has breakthrough therapy designation for the therapy. It also has a robust pipeline that has been very encouraging.

    The top three individual detractors from relative Fund performance were Boston Scientific, Milestone Pharmaceuticals and Nippon Shinyaku. Boston Scientific was negatively impacted in the second quarter by COVID-19 crowding out many of the elective procedures associated with its product portfolio and some of its clinical trials were also put on hold. However, there has been marked improvement in recent months and we are confident the firm can bolster its competitive position through its robust product lineup and commercialization activities that have turned around as providers have resumed caring for non-pandemic patients. Milestone Pharmaceuticals shares fell sharply when the pivotal study for its lead program, etripamil, a potential treatment for paroxysmal supraventricular tachycardia, failed its primary efficacy endpoint. The company subsequently negotiated a path forward for this program with the FDA. Nippon Shinyaku shares declined due to concerns about sales trends for Uptravi used for the treatment of PAH and NS-065 for Duchenne muscular dystrophy. We exited the position during the fiscal year.

    Looking ahead, the Fund continues to invest around four long term themes, underpinned by our research team’s fundamental insights: 1) Innovation - health care is in an unprecedented era of research & development, 2) the intersection between health care and other top performing sectors such as technology & consumer, 3) addressing the cost of care, and 4) aging demographics globally. In our increasingly globalized and interconnected world, the current crisis has shined a light on health care’s essential role in safeguarding the world’s economy and justified increased spending to address the current catastrophe and to mitigate and prevent future episodes.

    We thank you for your investment in In-vesco Health Care Fund.

Portfolio manager(s):

Henry Wu

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These

4                      Invesco Health Care Fund

views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.42%
10 Years	11.20
5 Years	5.18
1 Year	6.13
Class C Shares
Inception (3/1/99)	8.60%
10 Years	11.16
5 Years	5.57
1 Year	10.46
Class Y Shares
Inception (10/3/08)	10.88%
10 Years	12.11
5 Years	6.64
1 Year	12.62
Investor Class Shares
Inception (7/15/05)	8.65%
10 Years	11.83
5 Years	6.37
1 Year	12.33
Class R6 Shares
10 Years	11.95%
5 Years	6.60
1 Year	12.65

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Health Care Fund

Invesco Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/ biotechnology funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

8                      Invesco Health Care Fund

Fund Information

Portfolio Composition
By sector	% of total net assets
Health Care	97.18%
Consumer Staples	0.74
Money Market Funds Plus Other Assets Less Liabilities	2.08

Top 10 Equity Holdings*
% of total net assets
1. Thermo Fisher Scientific, Inc.	6.57%
2. UnitedHealth Group, Inc.	4.90
3. Johnson & Johnson	3.92
4. AstraZeneca PLC, ADR	3.88
5. Medtronic PLC	3.80
6. Novartis AG, ADR	3.66
7. Abbott Laboratories	3.03
8. Sanofi, ADR	2.43
9. Eli Lilly and Co.	2.39
10. Boston Scientific Corp.	2.34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                      Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-97.92%

Biotechnology-16.70%

ACADIA Pharmaceuticals, Inc.(b)	468,384	$21,756,437
Altimmune, Inc.(b)	309,582	3,544,714
Arcus Biosciences, Inc.(b)	196,231	4,277,836
Ascendis Pharma A/S, ADR (Denmark)(b)	63,409	10,357,860
Biogen, Inc.(b)	70,090	17,667,586
BioMarin Pharmaceutical, Inc.(b)	242,120	18,020,992
Cardiff Oncology, Inc.(b)	290,441	4,594,777
Exact Sciences Corp.(b)	181,525	22,478,241
Forte Biosciences, Inc.(b)	87,102	3,323,812
Global Blood Therapeutics, Inc.(b)	126,658	6,697,675
Incyte Corp.(b)	51,952	4,501,121
Iovance Biotherapeutics, Inc.(b)	249,637	8,907,048
Kadmon Holdings, Inc.(b)	1,252,546	4,258,656
Keros Therapeutics, Inc.(b)	136,118	7,568,161
Kronos Bio, Inc.(b)	272,060	7,642,166
Mersana Therapeutics, Inc.(b)	285,299	5,141,088
Neurocrine Biosciences, Inc.(b)	94,182	9,292,938
Novavax, Inc.(b)	111,339	8,986,171
PMV Pharmaceuticals, Inc.(b)	304,020	10,655,901
Rocket Pharmaceuticals, Inc.(b)	278,357	7,777,295
Sarepta Therapeutics, Inc.(b)	75,710	10,289,746
Trillium Therapeutics, Inc. (Canada)(b)	324,425	4,039,091
Vertex Pharmaceuticals, Inc.(b)	141,676	29,519,611
Zentalis Pharmaceuticals, Inc.(b)	197,621	7,823,815
		239,122,738

Drug Retail-0.48%

Raia Drogasil S.A. (Brazil)	1,632,890	6,846,929

Health Care Equipment-18.87%

Abbott Laboratories	412,982	43,408,538
Baxter International, Inc.	211,003	16,367,503
Becton, Dickinson and Co.	53,612	12,391,342
Boston Scientific Corp.(b)	975,087	33,416,231
Edwards Lifesciences Corp.(b)	351,500	25,199,035
Globus Medical, Inc., Class A(b)	61,565	3,208,768
Insulet Corp.(b)	30,843	6,854,857
Intuitive Surgical, Inc.(b)	13,318	8,884,171
Koninklijke Philips N.V. (Netherlands)(b)	545,657	25,349,689
Medtronic PLC	541,327	54,441,256
Outset Medical, Inc.(b)	25,255	1,173,600
Stryker Corp.	38,448	7,766,880
Zimmer Biomet Holdings, Inc.	239,842	31,683,128
		270,144,998

Health Care Facilities-1.39%

HCA Healthcare, Inc.	160,378	19,877,249

Health Care Services-2.53%

Cigna Corp.	110,596	18,466,214
CVS Health Corp.	263,400	14,774,106
Oak Street Health, Inc.(b)	62,526	2,975,612
		36,215,932

Health Care Supplies-3.94%

Alcon, Inc. (Switzerland)(b)	135,673	7,711,653

	Shares	Value
Health Care Supplies-(continued)
Align Technology, Inc.(b)	34,031	$14,499,928
Ansell Ltd. (Australia)	188,121	5,328,993
Pulmonx Corp.(b)	180,114	7,575,595
Silk Road Medical, Inc.(b)	352,475	21,359,985
		56,476,154

Health Care Technology-3.04%

American Well Corp., Class A(b)(c)	136,512	3,523,375
GoodRx Holdings, Inc., Class A(b)	53,370	2,582,574
HMS Holdings Corp.(b)	212,547	5,658,001
Inspire Medical Systems, Inc.(b)	169,455	20,238,011
Ping An Healthcare and Technology Co. Ltd. (China)(b)(d)	890,700	11,554,812
		43,556,773

Household Products-0.27%

Reckitt Benckiser Group PLC (United Kingdom)	43,158	3,802,849

Life Sciences Tools & Services-9.86%
10X Genomics, Inc., Class A(b)	63,231	8,656,324
Bio-Rad Laboratories, Inc., Class A(b)	21,830	12,801,549
Eurofins Scientific SE (Luxembourg)(b)	12,238	9,766,718
Illumina, Inc.(b)	24,601	7,200,713
IQVIA Holdings, Inc.(b)	23,885	3,678,051
Lonza Group AG (Switzerland)	8,245	4,986,602
Thermo Fisher Scientific, Inc.	198,671	93,995,226
		141,085,183

Managed Health Care-11.42%

Anthem, Inc.	86,352	23,556,826
Centene Corp.(b)	287,070	16,965,837
Hapvida Participacoes e Investimentos S.A. (Brazil)(d)	1,000,200	11,220,536
HealthEquity, Inc.(b)	76,107	3,918,749
Humana, Inc.	65,715	26,238,685
Notre Dame Intermedica Participacoes S.A. (Brazil)	1,000,061	11,459,495
UnitedHealth Group, Inc.	229,782	70,115,680
		163,475,808

Pharmaceuticals-29.42%

AstraZeneca PLC, ADR (United Kingdom)	1,106,918	55,523,007
Axsome Therapeutics, Inc.(b)	236,277	15,667,528
Bristol-Myers Squibb Co.	521,955	30,508,270
Elanco Animal Health, Inc.(b)	386,406	11,982,450
Eli Lilly and Co.	262,736	34,276,538
Johnson & Johnson	409,647	56,166,700
Liquidia Technologies, Inc.(b)(c)	740,868	3,422,810
Lyra Therapeutics, Inc.(b)	142,757	1,527,500
Merck & Co., Inc.	340,570	25,614,270
Milestone Pharmaceuticals, Inc. (Canada)(b)	229,128	1,319,777
Novartis AG, ADR (Switzerland)	670,998	52,391,524
Novo Nordisk A/S, Class B (Denmark)	470,711	30,102,801
Odonate Therapeutics, Inc.(b)	183,668	2,646,656
Pfizer, Inc.	600,426	21,303,114
Relmada Therapeutics, Inc.(b)(c)	191,415	5,920,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Health Care Fund

	Shares	Value

Pharmaceuticals-(continued)

Roche Holding AG (Switzerland)	84,024	$26,973,022
Sanofi, ADR (France)	767,213	34,754,749
Zoetis, Inc.	54,366	8,619,729
Zogenix, Inc.(b)	118,431	2,524,949
		421,245,860
Total Common Stocks & Other Equity Interests (Cost $867,734,308)		1,401,850,473
Money Market Funds-1.94%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(e)(f)	9,212,825	9,212,825
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)	8,096,079	8,099,318
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	10,528,943	10,528,943
Total Money Market Funds (Cost $27,838,350)		27,841,086
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $895,572,658)		1,429,691,559

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.41%
Invesco Private Government Fund, 0.04%(e)(f)(g)	2,336,493	$2,336,493
Invesco Private Prime Fund, 0.11%(e)(f)(g)	3,503,688	3,504,739
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,841,232)		5,841,232
TOTAL INVESTMENTS IN SECURITIES-100.27% (Cost $901,413,890)		1,435,532,791
OTHER ASSETS LESS LIABILITIES-(0.27)%		(3,920,539)
NET ASSETS-100.00%		$1,431,612,252

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $22,775,348, which represented 1.59% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,583,523	$93,474,918	$(90,845,616)	$-	$-	$9,212,825	$65,181
Invesco Liquid Assets Portfolio, Institutional Class	4,704,943	68,156,838	(64,771,760)	1,376	7,921	8,099,318	81,678
Invesco Treasury Portfolio, Institutional Class	7,524,027	106,828,477	(103,823,561)	-	-	10,528,943	67,183
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	104,382,913	(102,046,420)	-	-	2,336,493	1,744	*
Invesco Private Prime Fund	-	44,000,232	(40,496,327)	-	834	3,504,739	1,617	*
Total	$18,812,493	$416,843,378	$(401,983,684)	$1,376	$8,755	$33,682,318	$217,403

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $867,734,308)*	$1,401,850,473
Investments in affiliated money market funds, at value (Cost $33,679,582)	33,682,318
Foreign currencies, at value (Cost $5,364)	5,470
Receivable for:
Investments sold	3,247,217
Fund shares sold	177,744
Dividends	2,865,347
Investment for trustee deferred compensation and retirement plans	260,181
Other assets	160,209
Total assets	1,442,248,959

Liabilities:
Payable for:
Investments purchased	2,482,407
Fund shares reacquired	1,046,772
Collateral upon return of securities loaned	5,841,232
Accrued fees to affiliates	747,330
Accrued other operating expenses	191,197
Trustee deferred compensation and retirement plans	327,769
Total liabilities	10,636,707
Net assets applicable to shares outstanding	$1,431,612,252

Net assets consist of:
Shares of beneficial interest	$797,982,799
Distributable earnings	633,629,453
$1,431,612,252

Net Assets:
Class A	$740,884,402
Class C	$27,720,367
Class Y	$43,815,574
Investor Class	$618,818,199
Class R6	$373,710

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,716,676
Class C	1,026,966
Class Y	1,021,397
Investor Class	14,795,289
Class R6	8,696
Class A:
Net asset value per share	$41.82
Maximum offering price per share (Net asset value of $41.82 ÷ 94.50%)	$44.25
Class C:
Net asset value and offering price per share	$26.99
Class Y:
Net asset value and offering price per share	$42.90
Investor Class:
Net asset value and offering price per share	$41.83
Class R6:
Net asset value and offering price per share	$42.97

*	At October 31, 2020, securities with an aggregate value of $5,591,953 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $733,841)	$16,086,136
Dividends from affiliated money market funds (includes securities lending income of $51,704)	265,746
Total investment income	16,351,882

Expenses:

Advisory fees	8,928,825
Administrative services fees	199,807
Custodian fees	93,769
Distribution fees:
Class A	1,846,355
Class C	265,370
Investor Class	1,560,143
Transfer agent fees – A, C, Y and Investor	2,038,443
Transfer agent fees – R6	111
Trustees’ and officers’ fees and benefits	34,543
Registration and filing fees	97,249
Reports to shareholders	124,169
Professional services fees	67,888
Other	22,021
Total expenses	15,278,693
Less: Fees waived and/or expense offset arrangement(s)	(56,924)
Net expenses	15,221,769
Net investment income	1,130,113

Realized and unrealized gain from:
Net realized gain from:
Investment securities	99,474,585
Foreign currencies	73,009
99,547,594
Change in net unrealized appreciation of:
Investment securities	62,488,085
Foreign currencies	65,316
62,553,401
Net realized and unrealized gain	162,100,995
Net increase in net assets resulting from operations	$163,231,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$1,130,113	$2,788,733
Net realized gain	99,547,594	48,453,868
Change in net unrealized appreciation	62,553,401	80,595,633
Net increase in net assets resulting from operations	163,231,108	131,838,234

Distributions to shareholders from distributable earnings:
Class A	(26,366,873)	(52,354,831)
Class C	(1,306,960)	(5,049,774)
Class Y	(1,567,121)	(2,626,962)
Investor Class	(22,563,713)	(44,427,867)
Class R6	(3,940)	(3,125)
Total distributions from distributable earnings	(51,808,607)	(104,462,559)

Share transactions-net:
Class A	(18,107,030)	(2,750,883)
Class C	1,624,450	(18,515,860)
Class Y	2,617,317	575,153
Investor Class	(27,198,605)	782,507
Class R6	329,365	8,617
Net increase (decrease) in net assets resulting from share transactions	(40,734,503)	(19,900,466)
Net increase in net assets	70,687,998	7,475,209

Net assets:
Beginning of year	1,360,924,254	1,353,449,045
End of year	$1,431,612,252	$1,360,924,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$38.59	$0.03	$4.67	$4.70	$(0.10)	$(1.37)	$(1.47)	$41.82	12.32%	$740,884	1.06	%(d)	1.06	%(d)	0.08	%(d)	17%
Year ended 10/31/19	37.89	0.08	3.52	3.60	–	(2.90)	(2.90)	38.59	10.46	700,483	1.08		1.08		0.22		11
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.89	7.03	687,513	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Class C
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	–	(1.37)	(1.37)	26.99	11.46	27,720	1.81	(d)	1.81	(d)	(0.67	)(d)	17
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83		1.83		(0.53)		11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	–	(2.45)	(2.45)	26.20	6.24	45,895	1.84		1.84		(0.81)		36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	–	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	–	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Class Y
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81	(d)	0.81	(d)	0.33	(d)	17
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83		0.83		0.47		11
Year ended 10/31/18	38.47	0.07	2.58	2.65	–	(2.45)	(2.45)	38.67	7.32	36,930	0.84		0.84		0.19		36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13		36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	–	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Investor Class
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06	(d)	1.06	(d)	0.08	(d)	17
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08		1.08		0.22		11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.90	7.03	583,069	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Class R6
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77	(d)	0.77	(d)	0.37	(d)	17
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77		0.77		0.53		11
Year ended 10/31/18	38.49	0.09	2.58	2.67	–	(2.45)	(2.45)	38.71	7.37	41	0.79		0.79		0.24		36
Period ended 10/31/17(e)	36.35	0.05	2.09	2.14	–	–	–	38.49	5.89	14	0.78	(f)	0.78	(f)	0.22	(f)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $738,272, $26,528, $43,772, $623,830 and $111 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Health Care Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                      Invesco Health Care Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17                      Invesco Health Care Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $44,976.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

18                      Invesco Health Care Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $76,351 in front-end sales commissions from the sale of Class A shares and $354 and $615 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,283,984,987	$117,865,486	$–	$1,401,850,473
Money Market Funds	27,841,086	5,841,232	–	33,682,318
Total Investments	$1,311,826,073	$123,706,718	$–	$1,435,532,791

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,948.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income*	$3,603,383	$4,052,897
Long-term capital gain	48,205,224	100,409,662
Total distributions	$51,808,607	$104,462,559

*	Includes short-term capital gain distributions, if any.

19                      Invesco Health Care Fund

Tax Components of Net Assets at Period-End:
2020
Undistributed ordinary income	$16,339,203
Undistributed long-term capital gain	83,401,211
Net unrealized appreciation – investments	534,110,949
Net unrealized appreciation - foreign currencies	58,362
Temporary book/tax differences	(280,272)
Shares of beneficial interest	797,982,799
Total net assets	$1,431,612,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $237,040,502 and $338,373,286, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$562,276,980
Aggregate unrealized (depreciation) of investments	(28,166,031)
Net unrealized appreciation of investments	$534,110,949

Cost of investments for tax purposes is $901,421,842.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2020, undistributed net investment income was increased by $79,549 and undistributed net realized gain was decreased by $79,549. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,293,821	$51,850,610	820,361	$29,930,079
Class C	366,145	9,605,592	172,952	4,192,240
Class Y	410,958	17,042,917	444,200	16,528,640
Investor Class	150,759	5,981,461	163,824	5,980,611
Class R6	7,776	345,817	213	7,971

Issued as reinvestment of dividends:
Class A	588,599	23,755,862	1,402,255	48,153,428
Class C	47,165	1,236,669	209,277	4,775,696
Class Y	33,361	1,378,148	64,599	2,268,073
Investor Class	522,381	21,083,288	1,226,589	42,121,076
Class R6	40	1,655	66	2,326

Automatic conversion of Class C shares to Class A shares:
Class A	42,503	1,734,470	545,028	19,038,952
Class C	(65,583)	(1,734,470)	(821,208)	(19,038,952)

20                      Invesco Health Care Fund

	Summary of Share Activity
	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,360,788)	$(95,447,972)	(2,757,964)	$(99,873,342)
Class C	(285,183)	(7,483,341)	(348,416)	(8,444,844)
Class Y	(397,046)	(15,803,748)	(489,739)	(18,221,560)
Investor Class	(1,353,682)	(54,263,354)	(1,298,537)	(47,319,180)
Class R6	(421)	(18,107)	(45)	(1,680)
Net increase (decrease) in share activity	(999,195)	$(40,734,503)	(666,545)	$(19,900,466)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                      Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,050.00	$5.41	$1,019.86	$5.33	1.05%
Class C	1,000.00	1,045.70	9.26	1,016.09	9.12	1.80
Class Y	1,000.00	1,051.50	4.13	1,021.11	4.06	0.80
Investor Class	1,000.00	1,049.90	5.41	1,019.86	5.33	1.05
Class R6	1,000.00	1,051.40	3.97	1,021.27	3.91	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI World Health Care Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and below the performance of the Index for the five year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund and its performance peer funds and specifically that, unlike the Fund, several peers in the health care space focus narrowly on certain sub-sectors. The Board noted that security selection in certain health care industries and sub-sectors negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any

24                      Invesco Health Care Fund

applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco

Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$48,205,224
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	99.88%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Health Care Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Bond Fund Effective September 30, 2020, Invesco Oppenheimer International Bond Fund was renamed Invesco International Bond Fund.

Nasdaq:
A: OIBAX ∎ C: OIBCX ∎ R: OIBNX ∎ Y: OIBYX ∎ R5: INBQX ∎ R6: OIBIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco International Bond Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco International Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Bond Fund (the Fund), at net asset value (NAV), underperformed the FTSE Non-U.S. Dollar World Govenment Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.35%
Class C Shares	0.58
Class R Shares	0.90
Class Y Shares	1.60
Class R5 Shares	1.71
Class R6 Shares	1.57
FTSE Non-U.S. Dollar World Government Bond Index▼	4.99
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index∎	-3.81
JP Morgan EMBI Global Diversified Index∎	0.98
Custom Invesco International Bond Index◆	1.66

Source(s): ▼ RIMES Technologies Corp.; ∎FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2020, financial markets were predominantly driven by the COVID-19 pandemic and the swift response of extraordinary monetary and fiscal support globally.

    News of the pandemic overwhelmed the market’s previous expectations for 2020 global growth, which were supported by receding global trade concerns and indications that the US Federal Reserve (the Fed) would hold interest rates steady. The first quarter of 2020 was characterized by extreme volatility in the capital markets as COVID-19 spread rapidly across the globe. As global equity markets spiraled downward and interest rates in developed markets (DM) generally fell, yield spreads between Treasuries and both credit and emerging market (EM) debt widened significantly. These trends were further exacerbated by funding pressures and lower oil prices that resulted from increased supply as Russia and Saudi Arabia began a price war.

    Central banks and governments globally responded with monetary and fiscal stimulus of unprecedented scale. Major central banks, along with those in emerging market countries, swiftly cut interest rates and instituted other extraordinary policies. Notably, the Fed’s actions dwarfed those taken in 2008 and were implemented within a fraction of the time, including reducing short-term interest rates to zero, signaling unlimited quantitative easing in US Treasuries and reprising many of the 2008 liquidity programs. Investors reacted positively as funding concerns eased, and global equity and debt markets recovered some of their earlier losses by quarter end.

    In the second quarter, the pandemic’s spread continued across the globe (albeit at a slower rate) and economic indicators signaled that the economies of many countries, including the US, bottomed in April. In Asia, China’s economic activity improved as lockdowns eased, raising hopes for economic recovery. In Europe, to further boost support, the European Central Bank provided more favorable refinancing conditions in the form of targeted longer-term refinancing operations (TLTROs) and increased its bond purchasing program twice. In emerging market economies, more central banks elected to cut interest rates rather than hold rates steady, with 12 of the 20 primary EM central banks cutting rates by at least 1.50%.1 Buoyed by global policy support measures, investor sentiment improved as global equity and fixed income markets recovered throughout the quarter.

    Several key trends from the second quarter developed further throughout the third quarter. US cases increased sharply early on, while several European countries had smaller flare-ups throughout the period, some of which caused reversals in reopening the economy. Second quarter GDP data released in July reflected COVID- 19’s global economic impact with sharp contractions across multiple countries. US GDP showed a -31.4% annualized contraction.2 However, more recent indicators suggest that economies of many countries, including the US, are gradually recovering. In Asia, a rise in retail sales and a tightening labor market in China suggest the region’s economic recovery has further to run.

    Governments and policymakers across the world continue to provide fiscal and monetary policy support in response to the COVID-19 pandemic. In the third quarter, the Fed implemented further measures to boost dollar liquidity, such as extending its dollar swap lines with other central banks until the end of March 2021. The Fed left policy rates unchanged and adjusted its inflation target to an “average” of 2%, thereby giving itself more flexibility around monetary policy. This, coupled with Fed assurances that it would provide whatever monetary support is needed, improved investor sentiment. Meanwhile, European Union leaders launched a €750 billion package aimed at funding post-pandemic relief efforts, while the European Central Bank held policy rates unchanged and granted Eurozone banks extra capital relief, enabling them to increase lending to governments, businesses and households. In emerging market economies, most central banks left policy rates unchanged, while central banks in Mexico, Colombia and Egypt cut interest rates to provide additional support to their economies.

    Compared to the FTSE Non-U.S. Dollar World Government Bond Index, the Fund’s interest rate exposure and credit exposure contributed positively to relative Fund performance, while foreign currency exposure detracted. The top contributors to relative performance were interest rate positioning in Mexico, India and Canada, while the top detractors were positioning in the Argentinian peso, Russian ruble and Japanese yen.

    Coming into 2020, portfolio positioning continued to favor emerging market rates and foreign currency (FX) exposure given attractive yields and additional room for central bank rate cuts amidst a low inflationary environment, as well as less attractive negative/ low yielding rates and FX in DM countries. Beyond that, a supportive backdrop of recovering global growth and easier US financial conditions existed given a pausing (and perhaps cutting) Fed. However, a sharp reassessment of global growth prospects and a large correction in asset prices occurred in March. Global markets sold off as COVID-19 spread, but the severe liquidity stress experienced in the second half of the month, which added an additional leg of dislocation unwarranted by fundamentals, is what truly took markets by surprise. As a result, the Fund’s higher EM exposure and lower DM duration positioning led to underperformance in the first quarter.

    Rather than reducing the overall risk level of the portfolio, and thus inhibiting the Fund from taking advantage of opportunities, the team consolidated exposures to where they believed the best opportunities to be going forward, including focusing on areas well supported by global central banks. This included largely maintaining our emerging market rates exposure with a tilt toward the middle and front end as we believed these central banks had more room to cut, moderately increasing developed market duration with a focus on European peripheral bonds and European investment grade credit, migrating some EM high yield credit exposure to EM investment grade, and creating more balanced foreign currency exposure between

4	Invesco International Bond Fund

emerging and developed, with the expectation of the US dollar weakening over the longer term.

    The second quarter witnessed a fairly sharp market reversal and the beginning of a recovery trade, which largely continued in the third quarter, as the magnitude of the economic downturn was met with large policy easing by the Federal Reserve and global central banks, along with large fiscal spending. The seismic shift in global central bank policy created significant opportunities in EM and DM interest rates, which we correctly anticipated to be among the first opportunities realized. The Fund rebounded strongly in the second quarter, benefiting from emerging market rates positions, as most central banks materially cut their policy rates (by 1.50% on average) while longer-term rates had also fallen due to lowered inflation expectations, along with developed market credit positions, as spreads rebounded (although still remained wide of their tights in early February).

    We continue to favor EM interest rate exposure, although we have shifted focus to the three- to five-year maturity range of country yield curves given attractive total return potential. We have increased our overall DM rate exposure where we observed relative value, but also continue to maintain country exposures that are well-supported by central bank policy. We reduced our overall credit exposure and increased our foreign currency exposure as we see a tremendous opportunity over the next two to three years with the Fed having removed much support for the US dollar. Overall, fiscal and monetary policy actions globally continue to be supportive, and we remain quite constructive on the asset class, continuing to seek the best opportunities across developed and emerging markets.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco International Bond Fund.

1 US Federal Reserve

2 US Bureau of Economic Analysis

Portfolio manager(s):

Hemant Baijal

Chris Kelly

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco International Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: FactSet Research Systems Inc.
2	Source: Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco International Bond Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (6/15/95)	6.55%
10 Years	1.33
5 Years	2.62
1 Year	-3.03

Class C Shares
Inception (6/15/95)	6.46%
10 Years	1.18
5 Years	2.74
1 Year	-0.39

Class R Shares
Inception (3/1/01)	6.07%
10 Years	1.47
5 Years	3.26
1 Year	0.90

Class Y Shares
Inception (9/27/04)	5.18%
10 Years	2.03
5 Years	3.77
1 Year	1.60

Class R5 Shares
10 Years	1.82%
5 Years	3.60
1 Year	1.71

Class R6 Shares
Inception (1/27/12)	2.58%
5 Years	3.94
1 Year	1.57

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Bond Fund. Note: The Fund was subsequently renamed the Invesco International Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco International Bond Fund

Invesco International Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Custom Invesco International Bond Index is an index composed of 50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index.
∎	The FTSE Non-U.S. Dollar World Government Bond Index is a broad benchmark providing exposure to the global sovereign fixed income market, excluding the US.
∎	The JP Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed- rate, domestic currency government bonds.
∎	The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
∎	The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco International Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Non-U.S. Dollar Denominated Bonds & Notes	61.43%
U.S. Dollar Denominated Bonds & Notes	11.54
U.S. Treasury Securities	6.25
Asset-Backed Securities	5.83
Money Market Funds Plus Other Assets Less Liabilities	14.95

Top Five Debt Issuers*

		% of total net assets
1.	Hellenic Republic Government Bond	11.68%
2.	India Government Bond	7.66
3.	Indonesia Treasury Bond	6.73%
4.	U.S. Treasury	6.25
5.	Italy Buoni Poliennali Del Tesoro	5.44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco International Bond Fund

Consolidated Schedule of Investments

October 31, 2020

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–61.43%(a)
Argentina–2.23%
Argentina Treasury Bond BONCER,
1.00%, 08/05/2021	ARS	2,471,444,668	$ 37,998,515
1.40%, 03/25/2023	ARS	677,070,000	8,755,682
1.50%, 03/25/2024	ARS	496,990,000	5,947,912
4.00%, 04/27/2025	ARS	117,500,000	3,079,539
Argentine Bonos del Tesoro,
18.20%, 10/03/2021	ARS	212,805,000	2,091,198
15.50%, 10/17/2026	ARS	135,000,000	629,919
Banco Hipotecario S.A., Series 1, 34.11% (BADLAR + 6.15%), 02/15/2021(b)(c)	ARS	79,018,000	1,068,397
Provincia de Buenos Aires Government Bonds, 34.96%, 04/12/2025(d)	ARS	120,000,000	1,091,515
			60,662,677

Australia–4.33%
Australia Government Bond,
Series 152, 2.75%, 11/21/2028(d)	AUD	75,000,000	61,486,522
Series 162, 1.75%, 06/21/2051(d)	AUD	81,000,000	56,355,408
			117,841,930

Belgium–0.23%
KBC Group N.V., 4.25%(d)(e)(f)	EUR	5,600,000	6,291,897

Brazil–0.99%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2045	BRL	32,000,000	23,808,711
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(d)	BRL	14,946,965	2,982,646
			26,791,357

Colombia–2.93%
Colombian TES, Series B, 6.25%, 11/26/2025	COP	270,000,000,000	75,988,758
Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(d)	COP	8,000,000,000	2,087,785
Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(d)	COP	5,916,031,565	1,588,701
			79,665,244

Cyprus–2.63%
Cyprus Government International Bond, 1.25%, 01/21/2040(d)	EUR	58,940,000	71,632,570

		Principal Amount	Value
Egypt–1.35%
Egypt Government Bond,
18.15%, 12/11/2021	EGP	162,000,000	$ 10,754,743
16.00%, 06/11/2022	EGP	116,700,000	7,626,076
16.30%, 01/01/2023	EGP	10,200,000	676,070
14.35%, 09/10/2024	EGP	50,000,000	3,196,795
Egypt Government International Bond, 4.75%, 04/16/2026(d)	EUR	12,900,000	14,535,631
			36,789,315

France–0.05%
Societe Generale S.A., 6.75%(d)(e)(f)	EUR	1,115,000	1,309,603

Greece–11.68%
Hellenic Republic Government Bond,
1.50%, 06/18/2030(d)	EUR	140,000,000	171,550,044
1.88%, 02/04/2035(d)	EUR	102,500,000	130,652,670
4.20%, 01/30/2042(d)	EUR	8,350,000	14,896,913
Series GDP, 1.00%, 10/15/2042	EUR	107,000,000	373,853
			317,473,480

India–8.47%
India Government Bond,
8.40%, 07/28/2024	INR	1,997,000,000	30,046,837
7.72%, 05/25/2025	INR	730,000,000	10,818,372
8.20%, 09/24/2025	INR	3,715,000,000	56,184,292
8.15%, 11/24/2026	INR	500,000,000	7,610,751
8.24%, 02/15/2027	INR	4,935,000,000	75,199,524
7.17%, 01/08/2028	INR	1,955,000,000	28,492,363
State of Gujarat India, 7.52%, 05/24/2027	INR	500,000,000	7,177,467
State of Maharashtra India, 7.99%, 10/28/2025	INR	500,000,000	7,335,487
State of Tamil Nadu India, 8.53%, 03/09/2026	INR	500,000,000	7,544,062
			230,409,155

Indonesia–6.73%
Indonesia Treasury Bond,
Series FR56, 8.38%, 09/15/2026	IDR	488,430,000,000	37,237,569
Series FR59, 7.00%, 05/15/2027	IDR	480,750,000,000	34,061,754
Series FR71, 9.00%, 03/15/2029	IDR	159,350,000,000	12,454,360
Series FR73, 8.75%, 05/15/2031	IDR	560,080,000,000	43,129,032
Series FR77, 8.13%, 05/15/2024	IDR	350,000,000,000	26,152,479
Series FR78, 8.25%, 05/15/2029	IDR	398,080,000,000	29,995,498
			183,030,692

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco International Bond Fund

		Principal Amount	Value
Italy–5.83%
Banca Monte dei Paschi di Siena S.p.A., 5.38%, 01/18/2028(d)(e)	EUR	6,500,000	$ 5,896,221
Intesa Sanpaolo S.p.A., 4.13%(d)(e)(f)	EUR	2,000,000	1,896,924
Italy Buoni Poliennali Del Tesoro,
1.70%, 09/01/2051(d)	EUR	28,500,000	33,953,997
2.80%, 03/01/2067(d)	EUR	75,325,000	113,838,674
UniCredit S.p.A., 1.80%, 01/20/2030(d)	EUR	2,500,000	2,885,738
			158,471,554

Ivory Coast–0.63%
Ivory Coast Government International Bond,
5.25%, 03/22/2030(d)	EUR	5,636,000	6,354,380
6.88%, 10/17/2040(d)	EUR	9,500,000	10,853,735
			17,208,115

Japan–0.20%
SoftBank Group Corp.,
4.75%, 07/30/2025(d)	EUR	2,000,000	2,475,170
4.00%, 09/19/2029(d)	EUR	2,500,000	2,913,006
			5,388,176

Mexico–2.56%
J.P. Morgan S.A./Hipotecaria Su Casita S.A. de C.V., 6.47%, 08/26/2035(d)(g)	MXN	34,101,099	218,882
Mexican Bonos,
Series M, 8.00%, 12/07/2023	MXN	730,000,000	37,629,338
Series M, 5.75%, 03/05/2026	MXN	660,000,000	31,688,028
			69,536,248

Netherlands–0.32%
Cooperatieve Rabobank U.A., 4.38%(d)(e)(f)	EUR	7,200,000	8,590,128

Portugal–0.58%
Banco Comercial Portugues S.A., 4.50%, 12/07/2027(d)(e)	EUR	2,100,000	2,333,969
Caixa Geral de Depositos S.A., 10.75%(d)(e)(f)	EUR	7,000,000	8,753,801
Novo Banco S.A.,
3.50%, 02/19/2043(d)	EUR	3,000,000	2,877,513
3.50%, 03/18/2043(d)	EUR	2,000,000	1,920,932
			15,886,215

Russia–1.47%
Mos.ru, 5.00%, 08/22/2034	RUB	103,214,252	0

		Principal Amount	Value
Russia–(continued)
Russian Federal Bond - OFZ,
Series 6221, 7.70%, 03/23/2033	RUB	500,000,000	$ 7,020,754
Series 6228, 7.65%, 04/10/2030	RUB	1,000,000,000	13,994,808
Series 6229, 7.15%, 11/12/2025	RUB	1,400,000,000	18,937,069
			39,952,631

South Africa–4.04%
Republic of South Africa Government Bond,
Series 2032, 8.25%, 03/31/2032	ZAR	187,300,000	9,897,558
Series 2037, 8.50%, 01/31/2037	ZAR	82,600,000	3,982,874
Series 2048, 8.75%, 02/28/2048	ZAR	290,125,000	13,556,252
Series R186, 10.50%, 12/21/2026	ZAR	1,153,900,000	82,505,755
			109,942,439

Spain–1.95%
Banco Bilbao Vizcaya Argentaria S.A.,
5.88%(d)(e)(f)	EUR	6,000,000	6,887,449
6.00%(d)(e)(f)	EUR	5,000,000	5,846,194
Banco Santander S.A.,
4.38%(d)(e)(f)	EUR	7,800,000	7,927,634
6.25%(d)(e)(f)	EUR	10,000,000	11,449,524
4.75%(d)(e)(f)	EUR	5,000,000	5,138,157
Spain Government Bond, 3.45%, 07/30/2066(d)	EUR	7,500,000	15,675,293
			52,924,251

Supranational–0.38%
African Development Bank,
0.00%, 04/05/2046(h)	ZAR	600,000,000	4,408,640
0.00%, 01/17/2050(h)	ZAR	310,000,000	1,797,471
European Bank for Reconstruction and Development, 6.85%, 06/21/2021	IDR	60,400,000,000	4,191,184
			10,397,295

Thailand–1.36%
Thailand Government Bond, 3.30%, 06/17/2038	THB	950,000,000	36,992,841

United Kingdom–0.38%
HSBC Holdings PLC, 6.00%(d)(e)(f)	EUR	8,250,000	10,200,767

United States–0.11%
AT&T, Inc.Series B, 2.88%(e)(f)	EUR	2,700,000	3,005,314
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,729,196,953)			1,670,393,894

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco International Bond Fund

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–11.54%
Argentina–0.23%
Argentine Bonad Bonds, 0.10%, 11/30/2021 $	5,117,405	$ 2,782,589
Argentine Republic Government International Bond, 2.50%, 07/09/2041(i)	10,000,000	3,400,100
		6,182,689

Bermuda–0.09%
Bermuda Government International Bond, 3.38%, 08/20/2050(d)	2,335,000	2,448,831

Brazil–0.99%
Banco do Brasil S.A., 6.25% (d)(e)(f)	2,500,000	2,407,813
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(d)	2,500,000	2,815,625
CSN Islands XI Corp., 6.75%, 01/28/2028(d)	2,500,000	2,464,975
Embraer Netherlands Finance B.V., 6.95%, 01/17/2028(d)	4,035,000	4,069,297
Petrobras Global Finance B.V.,
5.60%, 01/03/2031	4,760,000	5,134,731
6.85%, 06/05/2115	9,255,000	9,972,262
		26,864,703

Chile–0.18%
AES Gener S.A., 6.35%, 10/07/2079(d)(e)	2,500,000	2,522,813
Antofagasta PLC, 2.38%, 10/14/2030(d)	2,500,000	2,468,750
		4,991,563

China–0.36%
China Evergrande Group, 10.00%, 04/11/2023(d)	1,038,000	837,110
CIFI Holdings Group Co. Ltd., 6.45%, 11/07/2024(d)	450,000	473,595
Country Garden Holdings Co. Ltd.,
5.40%, 05/27/2025(d)	1,000,000	1,077,442
4.80%, 08/06/2030(d)	2,500,000	2,658,492
Logan Group Co. Ltd., 7.50%, 08/25/2022(d)	2,260,000	2,344,687
Tencent Holdings Ltd., 3.24%, 06/03/2050(d)	2,500,000	2,511,988
		9,903,314

Congo, Democratic Republic of the–0.17%
HTA Group Ltd., 7.00%, 12/18/2025(d)	4,500,000	4,724,190

		Principal Amount	Value
Denmark–0.11%
Danske Bank A/S, 6.13%(d)(e)(f)	$	3,000,000	$ 3,093,828

Dominican Republic–0.71%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad Itabo S.A., 7.95%, 05/11/2026(d)		2,070,000	2,103,658
Dominican Republic International Bond,
4.88%, 09/23/2032(d)		2,500,000	2,543,750
6.40%, 06/05/2049(d)		5,000,000	5,100,500
5.88%, 01/30/2060(d)		10,000,000	9,600,000
			19,347,908

Egypt–0.33%
Egypt Government International Bond, 8.70%, 03/01/2049(d)		4,059,000	4,101,400
Egyptian Government International Bond, 8.50%, 01/31/2047(d)		5,000,000	4,985,420
			9,086,820

France–0.54%
Credit Agricole S.A., 7.88%(d)(e)(f)		2,500,000	2,762,900
Societe Generale S.A.,
7.38%(d)(e)(f)		4,700,000	4,838,274
8.00%(d)(e)(f)		6,400,000	7,194,693
			14,795,867

Ghana–0.17%
Ghana Government International Bond, 8.95%, 03/26/2051(d)		5,000,000	4,504,435

Hong Kong–0.09%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(d)		2,500,000	2,516,932

India–0.39%
NTPC Ltd., 4.50%, 03/19/2028(d)		2,500,000	2,674,679
Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(d)		2,500,000	2,493,413
Oil India Ltd., 5.13%, 02/04/2029 (d)		5,000,000	5,419,300
			10,587,392

Indonesia–0.77%
Indonesia Government International Bond,
4.20%, 10/15/2050		1,000,000	1,156,523
4.45%, 04/15/2070		5,000,000	5,925,847

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco International Bond Fund

		Principal Amount	Value
Indonesia–(continued)
PT Indonesia Asahan Aluminium (Persero), 5.45%, 05/15/2030(d)	$	2,500,000	$ 2,849,227
PT Pertamina (Persero),
4.70%, 07/30/2049(d)		2,500,000	2,712,499
4.18%, 01/21/2050(d)		4,000,000	4,008,060
PT Tower Bersama Infrastructure Tbk, 4.25%, 01/21/2025(d)		2,500,000	2,524,349
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.88%, 07/17/2049(d)		1,500,000	1,667,692
			20,844,197

Ireland–0.53%
Coriolanus DAC, Series 116,
Series 116, 0.00%, 04/30/2025(d)(h)		1,733,256	1,728,398
Series 119, 0.00%, 04/30/2025(d)(h)		1,659,575	1,654,924
Series 120, 0.00%, 04/30/2025(d)(h)		2,308,188	2,301,720
Series 122, 0.00%, 04/30/2025(d)(h)		1,820,101	1,815,001
Series 124, 0.00%, 04/30/2025(d)(h)		1,461,834	1,457,737
Series 126, 0.00%, 04/30/2025(d)		1,817,101	1,812,009
Series 127, 0.00%, 04/30/2025(d)(h)		1,894,261	1,888,953
0.00%, 04/30/2025(d)(h)		1,651,869	1,647,239
			14,305,981

Italy–0.10%
UniCredit S.p.A., 5.46%, 06/30/2035(d)(e)		2,800,000	2,832,768

Kazakhstan–0.38%
Astana-Finance JSC, 0.00%, 12/22/2024(d)(g)(h)		612,810	0
KazMunayGas National Co. JSC, 3.50%, 04/14/2033(d)		2,500,000	2,582,880
KazTransGas JSC, 4.38%, 09/26/2027(d)		7,065,000	7,731,795
			10,314,675

Macau–0.19%
MGM China Holdings Ltd., 5.88%, 05/15/2026(d)		2,500,000	2,531,000
Sands China Ltd., 4.38%, 06/18/2030(d)		2,500,000	2,570,050
			5,101,050

		Principal Amount	Value
Malaysia–0.28%
Petronas Capital Ltd., 4.80%, 04/21/2060(d)	$	5,460,000	$ 7,466,688

Mexico–0.63%
Banco Mercantil del Norte S.A., 8.38%(d)(e)(f)		2,500,000	2,656,900
Cemex S.A.B. de C.V., 5.45%, 11/19/2029(d)		3,500,000	3,708,425
Petroleos Mexicanos,
6.88%, 10/16/2025(d)		5,000,000	4,950,000
6.38%, 01/23/2045		5,000,000	3,796,825
6.75%, 09/21/2047		2,500,000	1,944,738
			17,056,888

Peru–0.22%
Banco de Credito del Peru, 3.13%, 07/01/2030(d)(e)		2,500,000	2,531,900
Nexa Resources S.A., 6.50%, 01/18/2028(d)		3,000,000	3,346,875
			5,878,775

Saudi Arabia–0.10%
ADES International Holding PLC, 8.63%, 04/24/2024(d)		2,750,000	2,623,500

South Africa–0.17%
Republic of South Africa Government Bond, 5.75%, 09/30/2049		5,000,000	4,522,700

Sri Lanka–0.11%
Sri Lanka Government International Bond,
6.20%, 05/11/2027(d)		1,310,000	707,400
6.75%, 04/18/2028(d)		4,345,000	2,346,300
			3,053,700

Sweden–0.10%
Skandinaviska Enskilda Banken AB, 5.13%(d)(e)(f)		2,600,000	2,645,245

Switzerland–1.20%
Credit Suisse Group AG,
7.50%(d)(e)(f)		2,500,000	2,656,275
7.50%(d)(e)(f)		10,000,000	10,889,000
6.38%(d)(e)(f)		2,260,000	2,428,562
6.25%(d)(e)(f)		2,500,000	2,670,453
UBS Group AG,
7.00%(d)(e)(f)		7,900,000	8,835,557
6.88%(d)(e)(f)		2,520,000	2,555,378
5.13%(d)(e)(f)		2,500,000	2,601,633
			32,636,858

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco International Bond Fund

		Principal Amount	Value
Thailand–0.30%
Bangkok Bank PCL,
3.73%, 09/25/2034(d)(e)	$	2,533,000	$ 2,485,326
5.00%(d)(e)(f)		1,150,000	1,146,223
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/2050(d)		5,000,000	4,609,100
			8,240,649

Turkey–0.36%
Turkey Government International Bond, 6.38%, 10/14/2025		7,500,000	7,344,300
Ulker Biskuvi Sanayi A.S., 6.95%, 10/30/2025(d)		2,500,000	2,518,750
			9,863,050

Ukraine–0.49%
Metinvest B.V.,
7.65%, 10/01/2027(d)		745,000	729,012
7.75%, 10/17/2029(d)		3,840,000	3,690,816
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/2026(d)		2,400,000	2,260,222
Ukraine Government International Bond,
7.75%, 09/01/2025(d)		3,750,000	3,850,969
7.30%, 03/15/2033(d)		3,000,000	2,831,268
			13,362,287

United Arab Emirates–0.41%
Emirate of Dubai Government International Bond, 3.90%, 09/09/2050(d)		6,500,000	6,117,215
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(d)		5,000,000	4,995,145
			11,112,360

United Kingdom–0.84%
BP Capital Markets PLC, 4.88%(e)(f)		3,500,000	3,683,750
HSBC Bank PLC, Series 2M, 0.75% (6 mo. USD LIBOR + 0.25%)(c)(f)		1,500,000	1,274,437
HSBC Holdings PLC, 6.38%(e)(f)		5,750,000	5,930,004
Lloyds Bank PLC, Series 3, 0.31% (6 mo. USD LIBOR + 0.10%)(c)(f)		3,000,000	2,704,530
Standard Chartered PLC, 7.50%(d)(e)(f)		3,750,000	3,887,981

		Principal Amount	Value
United Kingdom–(continued)
Standard Life Aberdeen PLC, 4.25%, 06/30/2028(d)		$5,000,000	$ 5,243,130
			22,723,832
Total U.S. Dollar Denominated Bonds & Notes (Cost $310,858,062)			313,633,675

U.S. Treasury Securities–6.25%
U.S. Treasury Bills–6.25%
0.11%, 01/28/2021 (Cost $169,956,990)(j)(k)		169,956,990	169,964,052

Asset-Backed Securities–5.83%
Alba PLC, Series 2007-1, Class F, 3.30% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(c)(d)	GBP	1,667,850	1,997,153
Eurohome UK Mortgages PLC,
Series 2007-1, Class M2, 0.56% (3 mo. GBP LIBOR + 0.50%), 06/15/2044(c)(d)	GBP	4,000,000	4,434,044
Series 2007-1, Class B1, 0.96% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(c)(d)	GBP	5,275,000	5,531,635
Series 2007-2, Class B1, 1.46% (3 mo. GBP LIBOR + 1.40%), 09/15/2044(c)(d)	GBP	4,000,000	4,359,522
Series 2007-1, Class M1, 0.36% (3 mo. GBP LIBOR + 0.30%), 06/15/2044(c)(d)	GBP	5,200,000	6,095,914
Eurosail PLC,
Series 2007-4X, Class D1A, 1.81% (3 mo. GBP LIBOR + 1.75%), 06/13/2045(c)(d)	GBP	5,951,138	6,980,212
Series 2006-3X, Class D1C, 0.96% (3 mo. GBP LIBOR + 0.90%), 09/10/2044(c)(d)	GBP	5,500,000	5,791,893
Great Hall Mortgages No.1 PLC,
Series 2007-1, Class DA, 0.83% (3 mo. GBP LIBOR + 0.78%), 03/18/2039(c)(d)	GBP	8,000,000	9,348,232

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco International Bond Fund

		Principal Amount	Value
Grifonas Finance No. 1 PLC,
Class A, 0.00% (6 mo. EURIBOR + 0.28%), 08/28/2039(c)(d)	EUR	14,970,120	$ 16,918,371
Class B, 0.08% (6 mo. EURIBOR + 0.52%), 08/28/2039(c)(d)	EUR	5,000,000	5,057,615
Ludgate Funding PLC, Series 2007-1, Class RES, 1.00%, 01/01/2061(d)(l)	GBP	207,500,000	11,675,761
Newgate Funding PLC,
Series 2006-2, Class CB, 0.00% (3 mo. EURIBOR + 0.43%), 12/01/2050(c)(d)	EUR	2,130,414	2,250,377
Series 2007-2X, Class CB, 0.00% (3 mo. EURIBOR + 0.44%), 12/15/2050(c)(d)	EUR	2,865,232	2,846,719
Series 2007-1X, Class CB, 0.07% (3 mo. EURIBOR + 0.38%), 12/01/2050(c)(d)	EUR	1,600,081	1,585,555
BBVA Consumer Auto, Series 2018-1, Class C, 2.30%, 07/20/2031(d)	EUR	11,100,000	12,985,157
IM Pastor 4, FTA,
Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(c)(d)	EUR	12,911,059	13,793,136
Series B, 0.00% (3 mo. EURIBOR + 0.19%), 03/22/2044(c)(d)	EUR	3,800,000	2,246,382
Titulizacion de Activos Sociedad Gestora de Fondos de Titulizacion S.A., Series 27, Class A3, 0.00% (3 mo. EURIBOR + 0.19%), 12/28/2050(c)(d)	EUR	35,000,000	32,818,622
Capital Mortgage S.r.l., Series 2007-1, Class B, 0.00% (3 mo. EURIBOR + 0.22%), 01/30/2047(c)(d)	EUR	8,000,000	6,611,979
Sestante Finance S.r.l., Series 2005, Class C1, 0.29% (3 mo. EURIBOR + 0.80%), 07/15/2045(c)(d)	EUR	9,700,000	5,304,138
Total Asset-Backed Securities (Cost $157,016,779)			158,632,417

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Kazakhstan–0.00%
Astana-Finance JSC, GDR(d)(g)(m)	868,851	$ 1

Money Market Funds–10.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(n)(o)	95,184,516	95,184,516
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(n)(o)	67,944,468	67,971,646
Invesco Treasury Portfolio, Institutional Class, 0.01%(n)(o)	108,782,305	108,782,305
Total Money Market Funds (Cost $271,945,542)		271,938,467

Options Purchased–1.47%
(Cost $59,163,584)(p)		40,023,589
TOTAL INVESTMENTS IN SECURITIES–96.52% (Cost $2,698,137,910)		2,624,586,095
OTHER ASSETS LESS LIABILITIES–3.48%		94,628,261
NET ASSETS–100.00%		$2,719,214,356

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco International Bond Fund

Investment Abbreviations:

ARS	– Argentina Peso
AUD	– Australian Dollar
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
COP	– Colombia Peso
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
GDR	– Global Depositary Receipt
IDR	– Indonesian Rupiah
INR	– Indian Rupee
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
RUB	– Russian Ruble
THB	– Thai Baht
USD	– U.S. Dollar
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2020 was $1,068,397, which represented less than 1% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,218,042,750, which represented 44.79% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Zero coupon bond issued at a discount.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1L and Note 10.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(m)	Non-income producing security.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$232,541,098	$3,560,562,572	$(3,697,919,154)	$-	$-	$95,184,516	$1,360,405
Invesco Liquid Assets Portfolio, Institutional Class	-	293,991,869	(226,002,929)	(7,075)	(10,219)	67,971,646	15,409
Invesco Treasury Portfolio, Institutional Class	-	470,386,991	(361,604,686)	-	-	108,782,305	5,059
Investments in Other Affiliates:
OFI Carlyle Private Credit Fund, Cl. I	1,530,295	65,675	(1,595,550)	78,987	(79,407)	-	36,042
Total	$234,071,393	$4,325,007,107	$(4,287,122,319)	$71,912	$(89,626)	$271,938,467	$1,416,915

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(p)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
USD Versus AUD	Call	J.P. Morgan Chase Bank, N.A.	02/01/2021	AUD	0.73	USD	60,000,000	$442,800

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR Versus CZK	Put	J.P. Morgan Chase Bank, N.A.	01/05/2021	CZK	26.65	EUR	60,000,000	$257,574
EUR Versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/16/2020	JPY	123.00	EUR	90,000,000	1,362,116
EUR Versus JPY	Put	Morgan Stanley and Co. International PLC	11/16/2020	JPY	123.00	EUR	60,000,000	908,078
EUR Versus NOK	Put	Goldman Sachs International	12/17/2020	NOK	8.40	EUR	12,500,000	2,388
EUR Versus NOK	Put	Goldman Sachs International	12/17/2020	NOK	8.71	EUR	12,500,000	4,833
EUR Versus NOK	Put	Goldman Sachs International	12/18/2020	NOK	10.33	EUR	125,000,000	91,279
EUR Versus NOK	Put	J.P. Morgan Chase Bank, N.A.	08/26/2021	NOK	8.90	EUR	12,500,000	246,323
EUR Versus PLN	Put	Morgan Stanley and Co. International PLC	10/28/2021	PLN	4.20	EUR	7,500,000	403,743
USD Versus BRL	Put	Goldman Sachs International	11/10/2020	BRL	5.32	USD	50,000,000	13,950
USD Versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.42	USD	65,000,000	381,940
USD Versus BRL	Put	Goldman Sachs International	02/12/2021	BRL	3.85	USD	5,000,000	5,140
USD Versus BRL	Put	Goldman Sachs International	04/26/2021	BRL	4.75	USD	5,000,000	207,325
USD Versus BRL	Put	Goldman Sachs International	08/17/2021	BRL	3.85	USD	5,000,000	62,280
USD Versus CAD	Put	Morgan Stanley and Co. International PLC	11/27/2020	CAD	1.29	USD	60,000,000	61,500
USD Versus CNH	Put	J.P. Morgan Chase Bank, N.A.	07/15/2021	CNH	6.35	USD	2,500,000	182,215
USD Versus CNH	Put	Standard Chartered Bank PLC	12/01/2020	CNH	6.63	USD	60,000,000	282,480
USD Versus CNH	Put	Standard Chartered Bank PLC	01/07/2021	CNH	6.53	USD	4,300,000	1,723,212
USD Versus CNH	Put	Standard Chartered Bank PLC	07/28/2021	CNH	6.40	USD	4,300,000	1,249,086
USD Versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	15,000.00	USD	50,000,000	1,277,900
USD Versus IDR	Put	Standard Chartered Bank PLC	03/02/2021	IDR	14,900.00	USD	100,000,000	2,204,600
USD Versus INR	Put	Bank of America, N.A.	11/25/2020	INR	73.00	USD	150,000,000	204,750
USD Versus INR	Put	Goldman Sachs International	04/09/2021	INR	69.50	USD	5,000,000	436,005
USD Versus INR	Put	Goldman Sachs International	06/11/2021	INR	71.00	USD	5,000,000	1,153,190
USD Versus INR	Put	Goldman Sachs International	07/02/2021	INR	70.50	USD	5,000,000	953,770
USD Versus INR	Put	Standard Chartered Bank PLC	04/09/2021	INR	69.70	USD	5,000,000	484,545
USD Versus JPY	Put	Bank of America, N.A.	02/02/2021	JPY	100.00	USD	25,000,000	2,790,775
USD Versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/06/2021	JPY	104.00	USD	90,000,000	987,570
USD Versus MXN	Put	Bank of America, N.A.	12/23/2020	MXN	21.00	USD	5,000,000	2,152,310
USD Versus MXN	Put	Citibank, N.A.	03/04/2021	MXN	19.98	USD	50,000,000	542,450
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	20.85	USD	75,000,000	1,546,125
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	20.10	USD	100,000,000	2,147,900
USD Versus MXN	Put	Morgan Stanley and Co. International PLC	05/07/2021	MXN	22.10	USD	50,000,000	2,948,950
USD Versus NOK	Put	J.P. Morgan Chase Bank, N.A.	01/26/2021	NOK	9.06	USD	57,500,000	496,168
USD Versus NZD	Put	Morgan Stanley and Co. International PLC	01/19/2021	NZD	0.64	USD	60,000,000	596,380
USD Versus RUB	Put	Goldman Sachs International	03/08/2021	RUB	67.99	USD	96,750,000	201,627
USD Versus RUB	Put	Goldman Sachs International	03/26/2021	RUB	74.80	USD	96,750,000	1,249,333
USD Versus RUB	Put	Goldman Sachs International	04/29/2021	RUB	70.00	USD	12,500,000	60,613
USD Versus RUB	Put	J.P. Morgan Chase Bank, N.A.	11/12/2020	RUB	71.50	USD	50,000,000	2,350
Subtotal – Foreign Currency Put Options Purchased								29,882,773
Total Foreign Currency Options Purchased								$30,325,573

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

1 Year Interest Rate Swap	Put	Bank of America, N.A.	0.41%	Pay	6 Month EUR LIBOR	Semi-Annual	02/08/2021	EUR	1,250,000,000	$72,499

10 Year Interest Rate Swap	Put	Goldman Sachs International	2.27	Pay	3 Month USD LIBOR	Quarterly	12/02/2020	USD	120,000,000	520

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.61	Pay	6 Month EUR LIBOR	Semi-Annual	04/06/2021	EUR	500,000,000	2,690

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.62	Pay	6 Month EUR LIBOR	Semi-Annual	04/12/2021	EUR	500,000,000	2,883

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	05/31/2022	USD	120,000,000	4,073,406

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	09/26/2022	USD	141,500,000	5,541,843

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.12	Pay	6 Month EUR LIBOR	Semi-Annual	03/29/2021	EUR	1,500,000,000	4,175

Total Interest Rate Swaptions Purchased										$9,698,016

Open Over-The-Counter Credit Default Swaptions Written
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value		Value	Unrealized Appreciation

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	2.75%	Markit iTraxx Europe Index, Series 34, Version 1	5.00%	Quarterly	12/16/2020	3.670%	$(261,194)	EUR	40,000,000	$(29,990)	$231,204

Credit Risk

J.P. Morgan Chase Bank, N.A.	Put	4.50	Markit iTraxx Europe Index, Series 34, Version 1	(5.00)	Quarterly	12/16/2020	3.670	(494,151)	EUR	40,000,000	(440,862)	53,289

Total Credit Default Swaptions Written								$(755,345)			$(470,852)	$284,493

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
Currency Risk
EUR Versus CZK	Call	J.P. Morgan Chase Bank, N.A.	01/05/2021	CZK	27.60	$(438,785)	EUR	60,000,000	$(532,758)	$(93,973)
EUR Versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	12/08/2020	ZAR	19.05	(1,490,059)	EUR	50,000,000	(1,230,919)	259,140
USD Versus BRL	Call	Goldman Sachs International	12/11/2020	BRL	5.91	(1,114,881)	USD	65,000,000	(1,140,230)	(25,349)
USD Versus BRL	Call	J.P. Morgan Chase Bank, N.A.	04/26/2021	BRL	6.50	(500,000)	USD	12,500,000	(241,187)	258,812
USD Versus CNH	Call	Standard Chartered Bank PLC	12/01/2020	CNH	7.05	(326,040)	USD	60,000,000	(69,240)	256,800
USD Versus CNH	Call	Standard Chartered Bank PLC	07/28/2021	CNH	7.13	(504,820)	USD	43,000,000	(463,110)	41,710
USD Versus IDR	Call	Goldman Sachs International	02/23/2021	IDR	16,000.00	(725,000)	USD	50,000,000	(415,650)	309,350
USD Versus IDR	Call	Standard Chartered Bank PLC	03/02/2021	IDR	16,200.00	(1,410,000)	USD	100,000,000	(756,700)	653,300
USD Versus INR	Call	Goldman Sachs International	04/09/2021	INR	77.50	(806,000)	USD	5,000,000	(1,452,775)	(646,775)
USD Versus INR	Call	Goldman Sachs International	06/11/2021	INR	83.00	(840,000)	USD	5,000,000	(348,535)	491,466
USD Versus INR	Call	Goldman Sachs International	07/02/2021	INR	84.05	(497,500)	USD	5,000,000	(325,155)	172,345
USD Versus INR	Call	Standard Chartered Bank PLC	04/09/2021	INR	77.75	(888,500)	USD	5,000,000	(1,345,045)	(456,545)
USD versus JPY	Call	Bank of America, N.A.	02/02/2021	JPY	112.00	(2,485,500)	USD	15,000,000	–	2,485,500
USD Versus MXN	Call	Citibank, N.A.	03/04/2021	MXN	22.52	(1,005,469)	USD	50,000,000	(1,253,650)	(248,181)
USD Versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	22.70	(1,095,000)	USD	75,000,000	(1,201,050)	(106,050)
USD Versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	23.09	(2,280,500)	USD	100,000,000	(5,498,000)	(3,217,500)
USD Versus NOK	Call	J.P. Morgan Chase Bank, N.A.	01/26/2021	NOK	10.19	(845,537)	USD	57,500,000	(633,132)	212,405
USD Versus NZD	Call	Morgan Stanley and Co. International PLC	01/19/2021	NZD	0.69	(412,800)	USD	60,000,000	(388,450)	24,350
USD Versus RUB	Call	Goldman Sachs International	02/24/2021	RUB	80.00	(1,356,500)	USD	5,000,000	(2,389,975)	(1,033,475)
USD Versus RUB	Call	Goldman Sachs International	03/26/2021	RUB	88.69	(2,130,241)	USD	96,750,000	(1,655,296)	474,946
USD Versus RUB	Call	Goldman Sachs International	04/29/2021	RUB	95.00	(1,194,200)	USD	100,000,000	(1,220,700)	(26,500)
USD Versus RUB	Call	Goldman Sachs International	08/23/2021	RUB	85.00	(1,152,000)	USD	5,000,000	(1,761,665)	(609,665)
USD Versus ZAR	Call	Goldman Sachs International	11/27/2020	ZAR	17.53	(548,824)	USD	31,500,000	(116,140)	432,684
Subtotal – Foreign Currency Call Options Written						(24,048,156)			(24,439,362)	(391,205)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Written–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
Currency Risk
EUR Versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/16/2020	JPY	119.00	$(373,309)	EUR	90,000,000	$(202,090)	$171,219
EUR Versus JPY	Put	Morgan Stanley and Co. International PLC	11/16/2020	JPY	119.00	(237,190)	EUR	60,000,000	(134,727)	102,463
USD Versus AUD	Put	J.P. Morgan Chase Bank, N.A.	02/01/2021	USD	0.68	(581,400)	AUD	60,000,000	(581,400)	–
USD Versus BRL	Put	Goldman Sachs International	12/11/2020	BRL	5.10	(306,422)	USD	65,000,000	(48,620)	257,802
USD Versus CLP	Put	Morgan Stanley and Co. International PLC	12/22/2020	CLP	750.00	(568,500)	USD	50,000,000	(367,100)	201,400
USD Versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	14,500.00	(625,000)	USD	50,000,000	(494,050)	130,950
USD Versus IDR	Put	Standard Chartered Bank PLC	03/02/2021	IDR	14,135.00	(542,700)	USD	100,000,000	(444,100)	98,600
USD Versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/06/2021	JPY	100.00	(337,157)	USD	90,000,000	(262,530)	74,627
USD Versus MXN	Put	Citibank, N.A.	03/04/2021	MXN	18.57	(398,923)	USD	50,000,000	(107,500)	291,422
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	19.70	(447,248)	USD	75,000,000	(408,150)	39,098
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	18.40	(898,400)	USD	100,000,000	(687,900)	210,500
Subtotal – Foreign Currency Put Options Written						(5,316,249)			(3,738,167)	1,578,081
Total – Foreign Currency Options Written						$(29,364,405)			$(28,177,529)	$1,186,876

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

10 Year Interest Rate Swap	Call	Bank of America, N.A.	0.63%	3 Month USD LIBOR	Receive	Quarterly	11/30/2020	$(1,225,000)	USD250,000,000	$(347,060)	$877,940

20 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.90	3 Month USD LIBOR	Receive	Quarterly	12/21/2020	(956,000)	USD150,000,000	(785,067)	170,933

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.77	3 Month USD LIBOR	Receive	Quarterly	03/02/2021	(2,145,000)	USD 82,500,000	(811,836)	1,333,164

Subtotal–Interest Rate Call Swaptions Written								(4,326,000)		(1,943,963)	2,382,037

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.79%	3 Month CDOR	Pay	Quarterly	11/23/2020	$(355,191)	CAD183,000,000	$(226,028)	$129,163

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.78	3 Month CDOR	Pay	Quarterly	11/02/2020	(183,964)	CAD122,000,000	(67,749)	116,215

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.77	3 Month CDOR	Pay	Quarterly	11/16/2020	(183,273)	CAD 92,300,000	(123,459)	59,815

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.77	3 Month CDOR	Pay	Quarterly	11/16/2020	(191,960)	CAD 99,300,000	(132,822)	59,139

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.78	3 Month CDOR	Pay	Quarterly	11/27/2020	(373,520)	CAD205,000,000	(340,784)	32,736

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.79	3 Month CDOR	Pay	Quarterly	12/01/2020	(327,960)	CAD183,975,000	(327,960)	–

5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.75	3 Month CDOR	Pay	Quarterly	11/30/2020	(371,491)	CAD206,100,000	(479,860)	(108,370)

10 Year Interest Rate Swap	Put	Bank of America, N.A.	0.83	3 Month USD LIBOR	Pay	Quarterly	11/30/2020	(1,425,000)	USD250,000,000	(2,966,665)	(1,541,665)

10 Year Interest Rate Swap	Put	Goldman Sachs International	0.90	3 Month USD LIBOR	Pay	Quarterly	12/09/2020	(825,000)	USD250,000,000	(2,389,778)	(1,564,778)

30 Year Interest Rate Swap	Put	Goldman Sachs International	1.40	3 Month USD LIBOR	Pay	Quarterly	01/27/2021	(4,370,000)	USD182,000,000	(6,161,106)	(1,791,106)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.46	6 Month GBP LIBOR	Pay	Semi-Annual	11/26/2020	(736,932)	GBP100,000,000	(643,525)	93,407

20 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.30	3 Month USD LIBOR	Pay	Quarterly	12/21/2020	(2,220,000)	USD150,000,000	(2,892,605)	(672,605)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	0.47	6 Month GBP LIBOR	Pay	Semi-Annual	11/23/2020	(986,202)	GBP140,000,000	(743,961)	242,241

30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.37	3 Month USD LIBOR	Pay	Quarterly	03/02/2021	(2,130,000)	USD 82,500,000	(3,613,389)	(1,483,389)

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/05/2020	(346,062)	CAD180,000,000	(164,074)	181,989

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.79	3 Month CDOR	Pay	Quarterly	11/23/2020	(221,447)	CAD114,080,000	(135,648)	85,799

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.76	3 Month CDOR	Pay	Quarterly	11/16/2020	(397,126)	CAD200,000,000	(325,545)	71,580

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/19/2020	(199,014)	CAD100,000,000	(147,971)	51,043

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77%	3 Month CDOR	Pay	Quarterly	11/26/2020	$(243,957)	CAD137,000,000	$(229,563)	$14,394

5 Year Interest Rate Swap	Put	Toronto- Dominion Bank (The)	0.77	3 Month CDOR	Pay	Quarterly	11/30/2020	(252,075)	CAD137,000,000	(256,933)	(4,859)

Subtotal–Interest Rate Put Swaptions Written								(16,340,174)		(22,369,425)	(6,029,251)

Total Open Over-The-Counter Interest Rate Swaptions Written								$(20,666,174)		$(24,313,388)	$(3,647,214)

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury Long Bonds	500	December-2020	$86,234,375	$(2,188,385)	$(2,188,385)

Short Futures Contracts

Interest Rate Risk

Canada 10 Year Bonds	3,244	December-2020	(367,765,338)	814,828	814,828

Euro Bobl	14	December-2020	(2,215,374)	(10,785)	(10,785)

Euro-BTP	1,462	December-2020	(254,709,647)	(6,132,545)	(6,132,545)

Euro Bund	14	December-2020	(2,872,144)	(33,118)	(33,118)

Euro Buxl 30 Year Bonds	524	December-2020	(139,606,884)	(2,051,542)	(2,051,542)

U.S. Treasury 10 Year Notes	1,174	December-2020	(162,268,812)	1,510,262	1,510,262

U.S. Treasury 10 Year Ultra Bonds	175	December-2020	(27,524,219)	326,734	326,734

U.S. Treasury Ultra Bonds	1,585	December-2020	(340,775,000)	8,645,090	8,645,090

Subtotal–Short Futures Contracts				3,068,924	3,068,924

Total Futures Contracts				$880,539	$880,539

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)

Currency Risk

11/04/2020	Bank of America, N.A.	USD	8,704,953	JPY	912,453,200	$10,393

11/05/2020	Bank of America, N.A.	EUR	40,950,000	USD	48,660,885	966,359

12/02/2020	Bank of America, N.A.	GBP	5,000,000	AUD	9,233,250	12,378

12/16/2020	Bank of America, N.A.	CHF	54,975,354	USD	60,671,832	635,879

12/16/2020	Bank of America, N.A.	EUR	144,011,889	USD	171,002,596	3,106,269

12/16/2020	Bank of America, N.A.	MXN	613,670,450	USD	29,000,000	205,076

12/16/2020	Bank of America, N.A.	PLN	114,256,250	USD	30,489,473	1,623,499

12/16/2020	Bank of America, N.A.	SEK	160,627,088	USD	18,377,334	316,082

12/16/2020	Bank of America, N.A.	USD	7,143,140	AUD	10,166,000	4,199

12/16/2020	Bank of America, N.A.	USD	2,675,939	GBP	2,088,000	29,947

12/16/2020	Bank of America, N.A.	USD	4,710,920	JPY	499,706,136	64,858

12/16/2020	Bank of America, N.A.	USD	98,774,408	KRW	117,027,918,183	4,152,620

12/16/2020	Bank of America, N.A.	USD	63,920,541	MXN	1,397,575,305	1,657,123

12/17/2020	Bank of America, N.A.	USD	81,784,590	ZAR	1,392,546,200	3,345,218

12/17/2020	Bank of America, N.A.	ZAR	461,025,000	USD	28,335,895	152,291

01/15/2021	Bank of America, N.A.	USD	22,700,000	MXN	490,093,000	220,769

04/19/2021	Bank of America, N.A.	EUR	98,700,000	USD	117,661,257	2,260,095

06/17/2021	Bank of America, N.A.	EUR	110,000,000	USD	131,301,500	2,515,475

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)

11/02/2020	Citibank, N.A.	INR	1,883,750,000	USD	25,468,127	$48,972

11/04/2020	Citibank, N.A.	BRL	80,145,186	USD	14,248,033	280,469

11/04/2020	Citibank, N.A.	USD	13,885,649	BRL	80,145,186	81,916

12/02/2020	Citibank, N.A.	BRL	278,873,728	USD	49,536,601	1,002,370

12/16/2020	Citibank, N.A.	COP	53,751,700,000	USD	13,912,495	51,441

12/16/2020	Citibank, N.A.	EUR	214,155,000	USD	254,884,283	5,211,576

12/16/2020	Citibank, N.A.	RUB	7,539,780,959	USD	99,625,809	5,128,623

12/16/2020	Citibank, N.A.	SEK	604,450,000	USD	69,224,779	1,259,131

12/16/2020	Citibank, N.A.	USD	5,483,557	GBP	4,260,000	37,072

12/16/2020	Citibank, N.A.	USD	148,697,240	JPY	15,774,621,000	2,063,543

12/16/2020	Citibank, N.A.	USD	53,709,645	MXN	1,163,970,000	906,685

11/04/2020	Goldman Sachs International	BRL	165,584,000	USD	29,699,834	842,141

11/04/2020	Goldman Sachs International	USD	28,688,451	BRL	165,584,000	169,242

11/05/2020	Goldman Sachs International	RUB	794,990,160	EUR	10,800,000	2,573,835

11/13/2020	Goldman Sachs International	BRL	54,132,500	USD	10,000,000	569,893

12/01/2020	Goldman Sachs International	USD	11,160,000	ZAR	182,596,572	23,680

12/10/2020	Goldman Sachs International	USD	20,500,000	ZAR	396,299,850	3,746,816

12/10/2020	Goldman Sachs International	ZAR	7,805,656	USD	478,070	496

12/16/2020	Goldman Sachs International	AUD	75,010,000	USD	54,718,295	1,981,536

12/16/2020	Goldman Sachs International	EUR	10,440,000	USD	12,424,018	252,539

12/16/2020	Goldman Sachs International	MXN	614,752,150	USD	29,000,000	154,320

12/16/2020	Goldman Sachs International	NZD	101,500,000	USD	67,740,085	625,869

12/16/2020	Goldman Sachs International	USD	47,909,845	JPY	5,080,863,000	648,842

12/16/2020	Goldman Sachs International	USD	44,580,219	MXN	958,233,980	382,471

12/17/2020	Goldman Sachs International	USD	80,370,732	ZAR	1,366,640,000	3,175,365

12/21/2020	Goldman Sachs International	NOK	768,075,000	USD	90,750,390	10,308,342

01/11/2021	Goldman Sachs International	RUB	2,822,727,187	USD	38,138,004	2,852,040

01/11/2021	Goldman Sachs International	USD	34,375,000	RUB	2,822,727,187	910,964

01/11/2021	Goldman Sachs International	USD	24,375,000	ZAR	451,834,500	3,166,617

02/08/2021	Goldman Sachs International	RUB	2,279,500,000	USD	30,708,195	2,289,696

02/24/2021	Goldman Sachs International	RUB	953,125,000	USD	12,500,000	637,249

02/25/2021	Goldman Sachs International	RUB	2,964,500,000	USD	42,395,799	5,502,992

02/25/2021	Goldman Sachs International	USD	35,000,000	RUB	2,964,500,000	1,892,806

03/08/2021	Goldman Sachs International	BRL	138,847,000	USD	33,717,096	9,624,903

03/09/2021	Goldman Sachs International	RUB	355,635,456	USD	4,840,000	419,701

03/17/2021	Goldman Sachs International	RUB	794,990,160	USD	10,669,076	796,140

04/15/2021	Goldman Sachs International	INR	2,795,625,000	USD	37,500,000	649,075

04/30/2021	Goldman Sachs International	RUB	2,216,238,750	USD	27,500,000	102,227

05/10/2021	Goldman Sachs International	USD	35,000,000	MXN	766,472,000	374,838

08/24/2021	Goldman Sachs International	RUB	622,400,000	USD	8,000,000	397,878

11/02/2020	J.P. Morgan Chase Bank, N.A.	IDR	1,127,600,000,000	USD	77,738,711	637,856

11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	264,229,019	USD	47,408,947	1,359,570

11/04/2020	J.P. Morgan Chase Bank, N.A.	JPY	1,046,800,000	USD	10,000,000	1,433

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	45,779,310	BRL	264,229,019	270,067

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	18,516,530	JPY	1,940,921,200	22,285

11/13/2020	J.P. Morgan Chase Bank, N.A.	RUB	740,650,000	USD	10,000,000	686,445

11/17/2020	J.P. Morgan Chase Bank, N.A.	INR	146,250,000	USD	1,989,309	29,618

12/16/2020	J.P. Morgan Chase Bank, N.A.	AUD	258,621,379	USD	188,653,951	6,826,817

12/16/2020	J.P. Morgan Chase Bank, N.A.	CHF	24,595,515	USD	26,920,261	60,677

12/16/2020	J.P. Morgan Chase Bank, N.A.	COP	328,621,700,000	USD	88,349,854	3,607,551

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CZK	544,565,463	USD	24,348,459	$1,057,230

12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	704,449,099	USD	837,196,332	15,914,019

12/16/2020	J.P. Morgan Chase Bank, N.A.	INR	18,723,994,402	USD	252,763,940	2,592,044

12/16/2020	J.P. Morgan Chase Bank, N.A.	KRW	34,710,218,370	USD	30,560,150	32,224

12/16/2020	J.P. Morgan Chase Bank, N.A.	NOK	14,191,451	USD	1,578,244	91,943

12/16/2020	J.P. Morgan Chase Bank, N.A.	NZD	88,682,944	USD	59,209,345	570,071

12/16/2020	J.P. Morgan Chase Bank, N.A.	PLN	241,816,153	USD	63,052,359	1,959,345

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	24,500,000	CNY	167,041,000	355,847

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	6,983,924	EUR	5,991,000	686

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	302,838,894	GBP	234,899,408	1,572,496

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	220,128,899	JPY	23,344,559,720	2,979,097

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	298,889,979	MXN	6,435,961,688	3,101,143

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	6,493,922	THB	203,000,000	17,799

12/17/2020	J.P. Morgan Chase Bank, N.A.	USD	35,113,611	ZAR	597,350,470	1,403,906

12/21/2020	J.P. Morgan Chase Bank, N.A.	EUR	75,000,000	USD	90,735,000	3,283,793

12/21/2020	J.P. Morgan Chase Bank, N.A.	NOK	768,075,000	USD	84,635,431	4,193,383

01/29/2021	J.P. Morgan Chase Bank, N.A.	RUB	5,701,800,000	USD	76,905,854	5,750,796

01/29/2021	J.P. Morgan Chase Bank, N.A.	USD	68,000,000	RUB	5,701,800,000	3,155,057

02/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	2,279,500,000	USD	33,432,332	5,013,833

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	953,310,000	USD	30,653,055	81,524

04/28/2021	J.P. Morgan Chase Bank, N.A.	BRL	14,350,000	USD	2,500,000	14,788

08/30/2021	J.P. Morgan Chase Bank, N.A.	NOK	540,775,000	USD	60,204,513	3,592,046

08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	60,205,950	EUR	51,750,000	485,036

01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	561,435,300	USD	27,000,000	1,836,382

06/27/2022	J.P. Morgan Chase Bank, N.A.	USD	70,563,204	IDR	1,127,600,000,000	385,830

12/16/2020	Morgan Stanley and Co. International PLC	CHF	27,148,787	USD	29,705,000	57,109

12/16/2020	Morgan Stanley and Co. International PLC	COP	70,481,050,000	USD	18,250,300	75,218

12/16/2020	Morgan Stanley and Co. International PLC	KRW	28,901,607,000	USD	25,455,000	35,796

12/16/2020	Morgan Stanley and Co. International PLC	MXN	411,912,400	USD	19,365,629	37,688

12/16/2020	Morgan Stanley and Co. International PLC	PEN	3,030,000	USD	856,150	18,038

12/16/2020	Morgan Stanley and Co. International PLC	RUB	635,600,000	USD	8,000,000	33,931

08/26/2021	Morgan Stanley and Co. International PLC	EUR	27,500,000	USD	32,890,000	641,738

12/16/2020	Royal Bank of Canada	EUR	288,761,202	USD	344,535,591	7,883,210

12/16/2020	Royal Bank of Canada	USD	4,477,041	EUR	3,845,000	5,654

12/16/2020	Royal Bank of Canada	USD	60,514,673	GBP	46,710,000	17,859

12/16/2020	Royal Bank of Canada	USD	127,440,807	JPY	13,510,000,000	1,676,600

11/02/2020	Standard Charted Bank PLC	INR	1,883,750,000	USD	25,537,179	118,024

11/02/2020	Standard Charted Bank PLC	USD	25,000,000	INR	1,883,750,000	419,155

12/16/2020	Standard Charted Bank PLC	AUD	28,500,000	USD	20,847,237	809,940

12/16/2020	Standard Charted Bank PLC	USD	33,316,960	CNY	228,764,240	723,359

04/15/2021	Standard Charted Bank PLC	INR	3,667,160,000	USD	49,000,000	660,814

04/27/2021	Standard Charted Bank PLC	USD	60,000,000	IDR	920,400,000,000	1,068,407

Subtotal–Appreciation						179,648,018

Currency Risk
11/04/2020	Bank of America, N.A.	JPY	912,453,200	USD	8,560,000	(155,346)

11/05/2020	Bank of America, N.A.	USD	48,665,000	RUB	3,587,523,358	(3,516,062)

11/27/2020	Bank of America, N.A.	INR	2,098,600,000	USD	28,000,000	(92,891)

12/02/2020	Bank of America, N.A.	AUD	27,842,250	GBP	15,000,000	(137,314)

12/02/2020	Bank of America, N.A.	GBP	10,000,000	AUD	17,992,150	(308,714)

12/16/2020	Bank of America, N.A.	GBP	70,034,555	USD	90,179,534	(579,810)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)

12/16/2020	Bank of America, N.A.	JPY	21,379,373,963	USD	201,658,316	$(2,668,060)

12/16/2020	Bank of America, N.A.	MXN	782,893,255	USD	35,711,918	(1,023,355)

12/16/2020	Bank of America, N.A.	USD	109,576,858	AUD	152,120,641	(2,626,456)

12/16/2020	Bank of America, N.A.	USD	24,248,187	CZK	542,140,972	(1,060,654)

12/16/2020	Bank of America, N.A.	USD	490,038,339	EUR	412,947,092	(8,603,779)

12/16/2020	Bank of America, N.A.	USD	30,310,000	GBP	23,338,184	(65,526)

12/16/2020	Bank of America, N.A.	USD	21,506,147	HUF	6,468,618,875	(979,655)

12/16/2020	Bank of America, N.A.	USD	97,602,177	INR	7,243,545,600	(820,929)

12/16/2020	Bank of America, N.A.	USD	118,789,592	NOK	1,071,719,703	(6,546,129)

12/16/2020	Bank of America, N.A.	USD	11,662,187	NZD	17,525,000	(74,239)

12/16/2020	Bank of America, N.A.	USD	17,197,235	PLN	64,444,918	(915,716)

12/17/2020	Bank of America, N.A.	ZAR	463,740,000	USD	27,224,291	(1,125,287)

12/28/2020	Bank of America, N.A.	MXN	889,200,000	USD	39,000,000	(2,668,197)

01/15/2021	Bank of America, N.A.	MXN	590,200,500	USD	25,700,000	(1,902,617)

01/15/2021	Bank of America, N.A.	USD	27,700,000	MXN	589,428,300	(133,497)

02/04/2021	Bank of America, N.A.	JPY	15,003,810,000	USD	141,000,000	(2,503,524)

04/19/2021	Bank of America, N.A.	USD	117,778,710	EUR	98,700,000	(2,377,548)

05/28/2021	Bank of America, N.A.	USD	27,887,669	ZAR	461,025,000	(177,467)

05/28/2021	Bank of America, N.A.	ZAR	461,025,000	USD	27,000,000	(710,202)

06/17/2021	Bank of America, N.A.	EUR	65,000,000	USD	74,230,000	(1,870,833)

06/17/2021	Bank of America, N.A.	USD	209,070,250	EUR	175,000,000	(4,183,392)

11/02/2020	Citibank, N.A.	USD	25,537,179	INR	1,883,750,000	(118,024)

11/04/2020	Citibank, N.A.	BRL	278,873,728	USD	48,316,596	(285,035)

11/04/2020	Citibank, N.A.	USD	49,577,552	BRL	278,873,728	(975,920)

12/02/2020	Citibank, N.A.	USD	14,236,264	BRL	80,145,186	(288,070)

12/16/2020	Citibank, N.A.	CLP	3,601,860,000	USD	4,520,690	(136,570)

12/16/2020	Citibank, N.A.	EGP	82,000,000	USD	5,076,142	(72,441)

12/16/2020	Citibank, N.A.	EUR	675,521	RUB	60,906,527	(24,206)

12/16/2020	Citibank, N.A.	GBP	4,175,000	USD	5,374,143	(36,332)

12/16/2020	Citibank, N.A.	MXN	7,816,973,600	USD	362,965,658	(3,825,930)

12/16/2020	Citibank, N.A.	USD	236,024,295	EUR	198,308,747	(4,825,949)

12/16/2020	Citibank, N.A.	USD	25,356,369	INR	1,883,750,000	(187,524)

12/16/2020	Citibank, N.A.	USD	52,259,966	NOK	470,000,000	(3,035,875)

12/16/2020	Citibank, N.A.	USD	853,617	PEN	3,030,000	(15,506)

12/16/2020	Citibank, N.A.	USD	31,381,013	PLN	117,570,000	(1,677,846)

12/17/2020	Citibank, N.A.	ZAR	358,620,000	USD	21,022,950	(900,381)

11/04/2020	Goldman Sachs International	BRL	156,080,078	USD	27,041,838	(159,528)

11/04/2020	Goldman Sachs International	USD	27,860,000	BRL	156,080,078	(658,634)

11/05/2020	Goldman Sachs International	USD	10,818,989	RUB	794,990,160	(814,048)

12/01/2020	Goldman Sachs International	USD	394,490	ZAR	6,434,156	(411)

12/01/2020	Goldman Sachs International	ZAR	189,030,728	USD	11,290,000	(287,759)

12/16/2020	Goldman Sachs International	USD	216,481,833	EUR	181,911,392	(4,400,352)

12/21/2020	Goldman Sachs International	USD	90,750,000	EUR	75,000,000	(3,298,793)

01/11/2021	Goldman Sachs International	ZAR	451,834,500	USD	24,491,931	(3,049,685)

02/08/2021	Goldman Sachs International	USD	33,488,324	RUB	2,279,500,000	(5,069,825)

02/18/2021	Goldman Sachs International	USD	12,650,000	BRL	64,020,385	(1,533,941)

02/25/2021	Goldman Sachs International	IDR	317,100,000,000	USD	21,000,000	(187,924)

03/08/2021	Goldman Sachs International	USD	33,473,240	BRL	138,847,000	(9,381,048)

03/09/2021	Goldman Sachs International	USD	10,800,000	RUB	868,551,120	(4,519)

03/17/2021	Goldman Sachs International	USD	81,842,246	RUB	6,098,352,187	(6,107,170)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)

04/28/2021	Goldman Sachs International	BRL	36,577,800	USD	6,300,000	$(34,744)

06/15/2021	Goldman Sachs International	INR	2,711,700,000	USD	34,500,000	(1,006,964)

08/19/2021	Goldman Sachs International	USD	15,400,000	BRL	77,876,260	(2,023,727)

11/02/2020	J.P. Morgan Chase Bank, N.A.	USD	80,000,000	IDR	1,127,600,000,000	(2,899,145)

11/04/2020	J.P. Morgan Chase Bank, N.A.	BRL	75,004,399	USD	12,994,975	(76,662)

11/04/2020	J.P. Morgan Chase Bank, N.A.	JPY	894,121,200	USD	8,400,000	(140,247)

11/04/2020	J.P. Morgan Chase Bank, N.A.	USD	13,457,566	BRL	75,004,399	(385,929)

11/25/2020	J.P. Morgan Chase Bank, N.A.	MXN	675,585,000	USD	30,000,000	(1,774,870)

11/25/2020	J.P. Morgan Chase Bank, N.A.	USD	31,500,000	MXN	666,814,050	(137,656)

12/16/2020	J.P. Morgan Chase Bank, N.A.	CLP	5,677,015,000	USD	7,123,874	(216,593)

12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	1,335,092	NOK	14,294,265	(59,449)

12/16/2020	J.P. Morgan Chase Bank, N.A.	EUR	4,025,000	USD	4,684,645	(7,903)

12/16/2020	J.P. Morgan Chase Bank, N.A.	GBP	260,094,490	USD	335,348,463	(1,713,798)

12/16/2020	J.P. Morgan Chase Bank, N.A.	IDR	2,921,274,684,034	USD	192,887,071	(3,911,686)

12/16/2020	J.P. Morgan Chase Bank, N.A.	JPY	4,590,893,557	USD	43,527,863	(348,102)

12/16/2020	J.P. Morgan Chase Bank, N.A.	MXN	1,467,369,672	USD	68,368,263	(484,324)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	88,337,625	AUD	122,456,155	(2,243,228)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	61,275,945	CHF	55,429,546	(743,991)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	5,230	COP	19,452,869	(214)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	962,797,642	EUR	810,782,888	(17,546,031)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	56,732,075	GBP	43,688,936	(114,607)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	36,678,439	HUF	11,084,884,478	(1,503,420)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	54,998,151	INR	4,067,008,418	(658,720)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	32,043,747	NOK	288,135,000	(1,866,761)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	59,804,260	NZD	89,574,000	(575,799)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	78,285,949	PLN	293,368,767	(4,168,559)

12/16/2020	J.P. Morgan Chase Bank, N.A.	USD	7,802,025	SEK	68,124,357	(141,977)

12/17/2020	J.P. Morgan Chase Bank, N.A.	ZAR	4,560,288,649	USD	267,249,100	(11,532,669)

12/21/2020	J.P. Morgan Chase Bank, N.A.	USD	90,734,952	NOK	768,075,000	(10,292,905)

02/08/2021	J.P. Morgan Chase Bank, N.A.	USD	76,830,723	RUB	5,701,800,000	(5,746,451)

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	2,084,955,000	USD	66,292,493	(569,562)

01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	18,000,000	MXN	374,299,200	(1,223,851)

12/16/2020	Morgan Stanley and Co. International PLC	CLP	17,386,825,000	USD	21,837,718	(643,712)

12/16/2020	Morgan Stanley and Co. International PLC	PLN	110,981,357	USD	27,995,497	(43,099)

12/16/2020	Morgan Stanley and Co. International PLC	USD	28,007,575	AUD	39,807,519	(20,380)

12/16/2020	Morgan Stanley and Co. International PLC	USD	27,318,400	NZD	41,140,000	(115,653)

12/16/2020	Morgan Stanley and Co. International PLC	USD	79,723,579	SEK	692,600,000	(1,846,157)

08/26/2021	Morgan Stanley and Co. International PLC	USD	32,890,000	BRL	177,704,999	(2,387,536)

12/16/2020	Royal Bank of Canada	USD	51,753,213	EUR	43,433,907	(1,115,772)

11/17/2020	Standard Charted Bank PLC	USD	8,000,000	INR	588,320,000	(116,751)

12/29/2020	Standard Charted Bank PLC	KRW	16,564,800,000	USD	14,000,000	(571,457)

03/04/2021	Standard Charted Bank PLC	IDR	699,430,000,000	USD	46,000,000	(696,580)

04/27/2021	Standard Charted Bank PLC	IDR	250,425,000,000	USD	15,000,000	(1,615,662)

Subtotal–Depreciation						(182,509,748)

Total Forward Foreign Currency Contracts						$(2,861,730)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco International Bond Fund

	Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Brazilian Government International Bonds	Sell	1.00%	Quarterly	06/20/2022	1.118%	USD	15,000,000	$ (289,418)	$(16,110)	$ 273,308

Credit Risk

Indonesia Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	0.988	USD	18,000,000	137,311	(6,012)	(143,323)

South Africa Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	2.777	USD	10,000,000	944,300	847,240	(97,060)

Subtotal - Depreciation								1,081,611	841,228	(240,383)

Total Centrally Cleared Credit Default Swap Agreements								$ 792,193	$825,118	$ 32,925

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

			Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	6 Month CLICP	Semi-Annually	(0.52)%	Semi-Annually	06/26/2022	CLP	50,500,000,000	$–	$ 5,892	$ 5,892

Pay	3 Month COOVIBR	Quarterly	3.09	Quarterly	07/09/2025	COP	36,500,000,000	–	16,209	16,209

Pay	6 Month CLICP	Semi-Annually	1.20	Semi-Annually	06/26/2025	CLP	20,500,000,000	–	53,593	53,593

Pay	6 Month THB	Semi-Annually	0.76	Semi-Annually	06/25/2025	THB	950,000,000	–	78,764	78,764

Receive	28 Day MXN TIIE	28 Day	(4.51)	28 Day	10/07/2022	MXN	2,220,000,000	–	88,645	88,645

Receive	6 Month AUD BBSW	Semi-Annually	(1.22)	Semi-Annually	08/17/2050	AUD	13,250,000	–	109,756	109,756

Pay	28 Day MXN TIIE	28 Day	4.90	28 Day	06/07/2023	MXN	750,000,000	–	195,861	195,861

Receive	6 Month AUD BBSW	Semi-Annually	(1.16)	Semi-Annually	06/20/2051	AUD	15,425,000	–	311,543	311,543

Receive	6 Month AUD BBSW	Semi-Annually	(1.22)	Semi-Annually	08/18/2050	AUD	39,550,000	–	327,930	327,930

Pay	BZDIOVRA	At Maturity	6.63	At Maturity	01/02/2025	BRL	80,378,388	–	524,848	524,848

Pay	BZDIOVRA	At Maturity	5.60	At Maturity	01/02/2023	BRL	120,968,056	–	651,945	651,945

Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	1,318,000,000	–	658,021	658,021

Pay	BZDIOVRA	At Maturity	6.53	At Maturity	01/02/2024	BRL	98,444,537	–	906,684	906,684

Pay	3 Month COOVIBR	Quarterly	5.20	Quarterly	08/01/2029	COP	44,884,000,000	–	1,133,187	1,133,187

Pay	BZDIOVRA	At Maturity	5.56	At Maturity	01/02/2023	BRL	514,810,140	–	2,693,081	2,693,081

Pay	3 Month C00VIBR	Quarterly	5.70	Quarterly	11/15/2029	COP	109,300,000,000	–	3,854,360	3,854,360

Subtotal – Appreciation								–	11,610,319	11,610,319

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco International Bond Fund

			Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	28 Day MXN TIIE	28 Day	4.81%	28 Day	07/23/2025	MXN	2,484,500,000	$–	$(1,447,272)	$(1,447,272)

Pay	6 Month CDOR	Semi-Annually	1.06	Semi-Annually	03/26/2030	CAD	499,700,000	–	(1,295,916)	(1,295,916)

Pay	BZDIOVRA	At Maturity	4.11	At Maturity	01/02/2023	BRL	491,483,154	–	(1,239,660)	(1,239,660)

Pay	3 Month CNRR007	Quarterly	2.04	Quarterly	06/18/2022	CNY	900,000,000	–	(810,673)	(810,673)

Pay	BZDIOVRA	At Maturity	3.98	At Maturity	01/02/2023	BRL	237,368,882	–	(724,564)	(724,564)

Pay	3 Month CNRR007	Quarterly	1.99	Quarterly	06/15/2022	CNY	700,000,000	–	(707,107)	(707,107)

Pay	28 Day MXN TIIE	28 Day	4.80	28 Day	07/23/2025	MXN	1,168,700,000	–	(699,724)	(699,724)

Pay	BZDIOVRA	At Maturity	5.10	At Maturity	01/02/2024	BRL	164,728,839	–	(677,463)	(677,463)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/30/2022	CNY	725,000,000	–	(515,505)	(515,505)

Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	1,295,250,000	–	(483,730)	(483,730)

Pay	BZDIOVRA	At Maturity	4.30	At Maturity	01/02/2023	BRL	239,852,627	–	(480,973)	(480,973)

Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	572,000,000	–	(426,010)	(426,010)

Pay	BZDIOVRA	At Maturity	4.38	At Maturity	01/02/2023	BRL	244,950,817	–	(425,306)	(425,306)

Pay	3 Month CNRR007	Quarterly	2.23	Quarterly	07/07/2022	CNY	909,090,000	–	(423,526)	(423,526)

Receive	3 Month CNRR007	Quarterly	(2.77)	Quarterly	10/16/2025	CNY	356,000,000	–	(412,165)	(412,165)

Receive	28 Day MXN TIIE	28 Day	(4.80)	28 Day	06/09/2021	MXN	2,200,000,000	–	(225,951)	(225,951)

Pay	BZDIOVRA	At Maturity	4.76	At Maturity	01/02/2023	BRL	261,288,822	–	(186,040)	(186,040)

Pay	BZDIOVRA	At Maturity	5.75	At Maturity	01/02/2025	BRL	56,173,655	–	(173,251)	(173,251)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/29/2022	CNY	180,000,000	–	(127,944)	(127,944)

Pay	BZDIOVRA	At Maturity	5.93	At Maturity	01/02/2025	BRL	131,320,810	–	(107,402)	(107,402)

Pay	BZDIOVRA	At Maturity	6.48	At Maturity	01/02/2029	BRL	8,723,671	–	(106,176)	(106,176)

Pay	BZDIOVRA	At Maturity	3.02	At Maturity	01/03/2022	BRL	874,268,259	–	(100,801)	(100,801)

Pay	3 Month CNRR007	Quarterly	2.40	Quarterly	07/13/2022	CNY	900,000,000	–	(55,823)	(55,823)

Pay	BZDIOVRA	At Maturity	4.92	At Maturity	01/02/2023	BRL	268,525,463	–	(53,397)	(53,397)

Receive	6 Month CLICP	Semi-Annually	(0.57)	Semi-Annually	07/13/2022	CLP	48,250,000,000	–	(41,160)	(41,160)

Pay	BZDIOVRA	At Maturity	6.61	At Maturity	01/02/2023	BRL	119,625,165	–	(38,915)	(38,915)

Pay	6 Month CLICP	Semi-Annually	1.16	Semi-Annually	07/13/2025	CLP	19,500,000,000	–	(20,778)	(20,778)

Pay	3 Month COOVIBR	Quarterly	3.03	Quarterly	07/10/2025	COP	64,600,000,000	–	(19,212)	(19,212)

Pay	BZDIOVRA	At Maturity	6.03	At Maturity	01/02/2025	BRL	139,764,338	–	(444)	(444)

Subtotal – Depreciation								–	(12,026,888)	(12,026,888)

Total Centrally Cleared Interest Rate Swap Agreements								$–	$(416,569)	$(416,569)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco International Bond Fund

		Open Over-The-Counter Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Bank of America, N.A.	Uruguay Government International Bond	Sell	1.00%	Quarterly	12/20/2021	0.890%	USD	14,802,000	$ (62,856)	$18,702	$ 81,559

Barclays Bank PLC	SoftBank Group Corp.	Buy	(1.00)	Quarterly	12/20/2025	2.614	JPY	250,000,000	164,165	183,011	18,846

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	1.262	EUR	5,000,000	53,968	63,305	9,336

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2025	2.799	EUR	5,000,000	411,284	516,000	104,715

Subtotal–Appreciation									566,561	781,018	214,456

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.696	EUR	10,000,000	166,158	147,676	(18,482)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	14.646	EUR	5,000,000	103,262	(1,077,772)	(1,181,034)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2021	0.463	EUR	5,000,000	37,328	(36,133)	(73,460)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Index, Series 32, Version 1	Sell	5.00	Quarterly	12/20/2021	8.209	EUR	5,000,000	(126,641)	(206,935)	(80,294)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Sell	1.00	Quarterly	12/20/2025	0.777	EUR	20,000,000	460,434	267,822	(192,612)

Subtotal–Depreciation									640,541	(905,342)	(1,545,882)

Total Open Over-The-Counter Credit Default Swap Agreements									$1,207,102	$(124,324)	$(1,331,426)

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

			Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.55%	Annual	11/01/2021	RUB	694,000,000	$–	$145,452	$145,452

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	5.63	Annual	04/23/2023	RUB	1,400,000,000	–	193,899	193,899

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.35	Annual	02/28/2025	RUB	1,150,000,000	–	471,014	471,014

Subtotal–Appreciation									–	810,365	810,365

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco International Bond Fund

		Open Over-The-Counter Interest Rate Swap Agreements–(continued)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.89	Annual	07/01/2023	RUB	3,850,000,000	$–	$(361,611)	$ (361,611)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.97	Annual	07/07/2023	RUB	3,888,000,000	–	(269,584)	(269,584)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.81	Annual	07/10/2023	RUB	2,555,000,000	–	(307,401)	(307,401)

Standard Charted Bank PLC	Receive	6 Month FBIL Overnight MIBOR	Semi-Annually	(6.44)	Semi-Annually	01/10/2024	INR	1,700,000,000	–	(1,873,570)	(1,873,570)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.90	Annual	08/05/2023	RUB	1,700,000,000	–	(168,153)	(168,153)

Subtotal–Depreciation									–	(2,980,319)	(2,980,319)

Total Over-The-Counter Interest Rate Swap Aggreements									$–	$(2,169,954)	$(2,169,954)

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EGP	–Egypt Pound
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MIBOR	–Mumbai Interbank Offered Rate
MOSKP	–Moscow Prime Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $2,426,192,368)	$2,352,647,628

Investments in affiliated money market funds, at value (Cost $271,945,542)	271,938,467

Other investments:
Variation margin receivable – futures contracts	6,971,267

Swaps receivable – OTC	4,410,737

Unrealized appreciation on swap agreements – OTC	1,024,821

Premiums paid on swap agreements – OTC	1,207,102

Unrealized appreciation on forward foreign currency contracts outstanding	179,648,018

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	50,541,123

Cash	92,193,631

Foreign currencies, at value (Cost $5,019,257)	4,584,257

Receivable for:
Investments sold	14,333,165

Fund shares sold	700,165

Dividends	15,550

Interest	31,670,985

Investment for trustee deferred compensation and retirement plans	401,018

Other assets	274,862

Total assets	3,012,562,796

Liabilities:
Other investments:
Options written, at value (premiums received $50,785,924)	52,961,769

Variation margin payable – centrally cleared swap agreements	1,651,875

Unrealized depreciation on forward foreign currency contracts outstanding	182,509,748

Swaps payable – OTC	55,933

Unrealized depreciation on swap agreements – OTC	4,526,201

Payable for:
Investments purchased	38,390,454

Dividends	960,348

Fund shares reacquired	4,886,181

Accrued foreign taxes	3,724,810

Accrued fees to affiliates	953,766

Accrued trustees’ and officers’ fees and benefits	5,657

Accrued other operating expenses	2,320,680

Trustee deferred compensation and retirement plans	401,018

Total liabilities	293,348,440

Net assets applicable to shares outstanding	$2,719,214,356

Net assets consist of:
Shares of beneficial interest	$3,057,635,480

Distributable earnings (loss)	(338,421,124)

$2,719,214,356

Net Assets:
Class A	$894,797,829

Class C	$64,440,430

Class R	$79,762,854

Class Y	$1,105,508,136

Class R5	$9,995

Class R6	$574,695,112

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	165,533,040

Class C	11,966,476

Class R	14,798,739

Class Y	204,566,087

Class R5	1,848

Class R6	106,457,891

Class A:
Net asset value per share	$5.41

Maximum offering price per share
(Net asset value of $5.41 ÷ 95.75%)	$5.65

Class C:
Net asset value and offering price per share	$5.39

Class R:
Net asset value and offering price per share	$5.39

Class Y:
Net asset value and offering price per share	$5.40

Class R5:
Net asset value and offering price per share	$5.41

Class R6:
Net asset value and offering price per share	$5.40

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco International Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $5,357,779)	$129,079,720

Dividends from affiliated money market funds	1,416,915

Total investment income	130,496,635

Expenses:
Advisory fees	17,017,424

Administrative services fees	451,830

Custodian fees	650,760

Distribution fees:

Class A	2,296,502

Class C	848,371

Class R	428,545

Transfer agent fees – A, C, R and Y	4,355,499

Transfer agent fees – R5	2

Transfer agent fees – R6	57,831

Trustees’ and officers’ fees and benefits	51,805

Registration and filing fees	187,707

Reports to shareholders	529,969

Professional services fees	120,854

Other	52,343

Total expenses	27,049,442

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(850,246)

Net expenses	26,199,196

Net investment income	104,297,439

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,704,305) (includes net gains from securities sold to affiliates of $837,234)	(288,383,556)

Foreign currencies	(622,992)

Forward foreign currency contracts	46,772,522

Futures contracts	18,523,517

Option contracts written	11,501,446

Swap agreements	48,819,388

(163,389,675)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $123,274)	48,840,457

Foreign currencies	891,756

Forward foreign currency contracts	41,976,985

Futures contracts	(958,728)

Option contracts written	(17,520,796)

Swap agreements	(33,975,224)

39,254,450

Net realized and unrealized gain (loss)	(124,135,225)

Net increase (decrease) in net assets resulting from operations	$(19,837,786)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended September 30, 2019

	Year Ended October 31, 2020	One Month Ended October 31, 2019	Year Ended September 30, 2019

Operations:
Net investment income	$104,297,439	$15,146,883	$250,035,396

Net realized gain (loss)	(163,389,675)	(5,091,087)	(276,168,070)

Change in net unrealized appreciation	39,254,450	89,347,679	250,048,605

Net increase (decrease) in net assets resulting from operations	(19,837,786)	99,403,475	223,915,931

Distributions to shareholders from distributable earnings:
Class A	(20,409,731)	–	–

Class C	(1,523,192)	–	–

Class R	(1,757,929)	–	–

Class Y	(31,683,922)	–	–

Class R5	(234)	–	–

Class R6	(17,704,326)	–	–

Total distributions from distributable earnings	(73,079,334)	–	–

Return of capital:
Class A	(12,584,992)	(3,965,134)	(52,731,735)

Class C	(939,221)	(367,267)	(10,455,145)

Class R	(1,083,963)	(354,905)	(5,328,769)

Class Y	(19,536,738)	(6,486,852)	(123,937,645)

Class R5	(144)	(41)	(176)

Class R6	(10,916,729)	(3,610,322)	(59,436,588)

Total return of capital	(45,061,787)	(14,784,521)	(251,890,058)

Total distributions	(118,141,121)	–	–

Share transactions–net:
Class A	(118,606,584)	(19,951,766)	(27,973,352)

Class C	(45,052,132)	(5,433,229)	(176,957,426)

Class R	(16,467,445)	(1,538,186)	(18,127,871)

Class Y	(443,976,101)	(24,711,199)	(978,206,520)

Class R5	–	–	10,000

Class R6	(276,644,428)	1,453,054	(541,379,288)

Net increase (decrease) in net assets resulting from share transactions	(900,746,690)	(50,181,326)	(1,742,634,457)

Net increase (decrease) in net assets	(1,038,725,597)	34,437,628	(1,770,608,584)

Net assets:
Beginning of year	3,757,939,953	3,723,502,325	5,494,110,909

End of year	$2,719,214,356	$3,757,939,953	$3,723,502,325

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco International Bond Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$5.53	$0.17	$(0.10)	$0.07	$(0.12)	$(0.07)	$(0.19)	$5.41	1.35%	$894,798	1.00	%(e)	1.04	%(e)	3.17	%(e)	162%
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.60	1,043,265	1.01	(f)	1.03	(f)	4.60	(f)	7
Year ended 09/30/19	5.47	0.28	(0.06)	0.22	–	(0.28)	(0.28)	5.41	4.15	1,039,683	0.99		1.02		5.15		105
Year ended 09/30/18	5.95	0.25	(0.48)	(0.23)	(0.13)	(0.12)	(0.25)	5.47	(4.20)	1,082,539	0.99		1.01		4.31		115
Year ended 09/30/17	5.95	0.23	0.03	0.26	(0.10)	(0.16)	(0.26)	5.95	4.67	1,280,770	1.02		1.05		3.94		96

Year ended 09/30/16	5.62	0.22	0.33	0.55	(0.10)	(0.12)	(0.22)	5.95	9.95	1,611,584	1.03		1.05		3.78		128
Class C
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58	64,440	1.75	(e)	1.79	(e)	2.42	(e)	162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.55	113,329	1.7	[7](f)	1.79	(f)	3.84	(f)	7
Year ended 09/30/19	5.45	0.24	(0.06)	0.18	–	(0.24)	(0.24)	5.39	3.36	116,134	1.74		1.77		4.39		105
Year ended 09/30/18	5.93	0.21	(0.48)	(0.27)	(0.11)	(0.10)	(0.21)	5.45	(4.79)	291,793	1.74		1.76		3.56		115
Year ended 09/30/17	5.92	0.18	0.05	0.23	(0.08)	(0.14)	(0.22)	5.93	3.89	369,679	1.77		1.80		3.20		96

Year ended 09/30/16	5.60	0.17	0.32	0.49	(0.07)	(0.10)	(0.17)	5.92	8.97	493,319	1.78		1.80		3.04		128
Class R
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09	79,763	1.25	(e)	1.29	(e)	2.92	(e)	162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.59	99,080	1.27	(f)	1.29	(f)	4.34	(f)	7
Year ended 09/30/19	5.45	0.27	(0.06)	0.21	—	(0.27)	(0.27)	5.39	3.88	98,380	1.24		1.27		4.90		105
Year ended 09/30/18	5.93	0.24	(0.49)	(0.25)	(0.12)	(0.11)	(0.23)	5.45	(4.47)	117,668	1.23		1.25		4.06		115
Year ended 09/30/17	5.93	0.21	0.04	0.25	(0.09)	(0.16)	(0.25)	5.93	4.41	131,112	1.27		1.30		3.67		96

Year ended 09/30/16	5.60	0.20	0.33	0.53	(0.09)	(0.11)	(0.20)	5.93	9.70	146,479	1.27		1.29		3.54		128
Class Y
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41	1,105,508	0.75	(e)	0.79	(e)	3.42	(e)	162
One month ended 10/31/19	5.41	0.02	0.12	0.14	—	(0.02)	(0.02)	5.53	2.62	1,623,640	0.77	(f)	0.79	(f)	4.84	(f)	7
Year ended 09/30/19	5.47	0.29	(0.05)	0.24	–	(0.30)	(0.30)	5.41	4.40	1,611,797	0.74		0.77		5.39		105
Year ended 09/30/18	5.95	0.26	(0.48)	(0.22)	(0.14)	(0.12)	(0.26)	5.47	(3.80)	2,597,821	0.74		0.76		4.56		115
Year ended 09/30/17	5.95	0.24	0.04	0.28	(0.11)	(0.17)	(0.28)	5.95	4.75	2,345,993	0.77		0.80		4.13		96

Year ended 09/30/16	5.61	0.23	0.34	0.57	(0.10)	(0.13)	(0.23)	5.95	10.42	2,072,160	0.78		0.80		4.03		128
Class R5
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71	10	0.61	(e)	0.62	(e)	3.56	(e)	162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62	10	0.68	(f)	0.68	(f)	4.93	(f)	7

Period ended 09/30/19(g)	5.41	0.11	(0.01)	0.10	–	(0.10)	(0.10)	5.41	1.74	10	0.65	(f)	0.67	(f)	5.48	(f)	105
Class R6
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75	574,695	0.61	(e)	0.62	(e)	3.56	(e)	162
One month ended 10/31/19	5.40	0.02	0.12	0.14	–	(0.02)	(0.02)	5.52	2.64	878,616	0.60	(f)	0.62	(f)	5.01	(f)	7
Year ended 09/30/19	5.46	0.30	(0.06)	0.24	–	(0.30)	(0.30)	5.40	4.55	857,498	0.60		0.62		5.53		105
Year ended 09/30/18	5.94	0.27	(0.48)	(0.21)	(0.14)	(0.13)	(0.27)	5.46	(3.83)	1,404,290	0.58		0.60		4.71		115
Year ended 09/30/17	5.94	0.25	0.04	0.29	(0.11)	(0.18)	(0.29)	5.94	5.12	1,194,372	0.59		0.61		4.37		96
Year ended 09/30/16	5.61	0.24	0.33	0.57	(0.10)	(0.14)	(0.24)	5.94	10.45	1,631,480	0.58		0.60		4.28		128

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include estimated acquired fund fees from underlying funds of 0.01%, 0.01%, 0.01%, 0.01% and 0.00% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016 respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $933,018, $85,000, $85,812, $1,316,177, $10 and $709,855 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco International Bond Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Bond Fund, formerly Invesco Oppenheimer International Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is total return. Prior to February 28, 2020, the Fund’s objective was total return, comprised of current income and capital appreciation.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

35	Invesco International Bond Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

36	Invesco International Bond Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

37	Invesco International Bond Fund

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On

38	Invesco International Bond Fund

July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Q.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $10 billion	0.480%

Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.54%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least February 28, 2022 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.67%, and 0.62%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $178,035 and reimbursed class level expenses of $236,828, $21,291, $24,132, $377,786, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

39	Invesco International Bond Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $26,479 in front-end sales commissions from the sale of Class A shares and $1,834 and $3,228 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$1,670,175,012	$218,882	$1,670,393,894

U.S. Dollar Denominated Bonds & Notes	–	313,633,675	–	313,633,675

U.S. Treasury Securities	–	169,964,052	–	169,964,052

Asset-Backed Securities	–	158,632,417	–	158,632,417

Common Stocks & Other Equity Interests	–	–	1	1

Money Market Funds	271,938,467	–	–	271,938,467

Options Purchased	–	40,023,589	–	40,023,589

Total Investments in Securities	271,938,467	2,352,428,745	218,883	2,624,586,095

Other Investments - Assets*

Futures Contracts	11,296,914	–	–	11,296,914

Forward Foreign Currency Contracts	–	179,648,018	–	179,648,018

Swap Agreements	–	12,908,448	–	12,908,448

	11,296,914	192,556,466	–	203,853,380

Other Investments - Liabilities*

Futures Contracts	(10,416,375)	–	–	(10,416,375)

Forward Foreign Currency Contracts	–	(182,509,748)	–	(182,509,748)

Options Written	–	(52,961,769)	–	(52,961,769)

Swap Agreements	–	(16,793,472)	–	(16,793,472)

	(10,416,375)	(252,264,989)	–	(262,681,364)

Total Other Investments	880,539	(59,708,523)	–	(58,827,984)

Total Investments	$272,819,006	$2,292,720,222	$218,883	$2,565,758,111

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit

40	Invesco International Bond Fund

risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
	Credit	Currency	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$11,296,914	$11,296,914

Unrealized appreciation on swap agreements – Centrally Cleared(a)	273,308	-	11,610,319	11,883,627

Unrealized appreciation on forward foreign currency contracts outstanding	-	179,648,018	-	179,648,018

Unrealized appreciation on swap agreements – OTC	(3,967,834)	-	4,992,655	1,024,821

Options purchased, at value – OTC(b)	-	30,325,573	9,698,016	40,023,589

Total Derivative Assets	(3,694,526)	209,973,591	37,597,904	243,876,969

Derivatives not subject to master netting agreements	(273,308)	-	(18,724,943)	(18,998,251)

Total Derivative Assets subject to master netting agreements	$(3,967,834)	$209,973,591	$18,872,961	$224,878,718

	Value
	Credit	Currency	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$-	$-	$(10,416,375)	$(10,416,375)

Unrealized depreciation on swap agreements - Centrally Cleared(a)	(240,383)	-	(12,026,888)	(12,267,271)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(182,509,748)	-	(182,509,748)

Unrealized depreciation on swap agreements - OTC	(1,545,882)	-	(2,980,319)	(4,526,201)

Options written, at value - OTC	(470,852)	(28,177,529)	(24,313,388)	(52,961,769)

Total Derivative Liabilities	(2,257,117)	(210,687,277)	(49,736,970)	(262,681,364)

Derivatives not subject to master netting agreements	240,383	-	22,443,263	22,683,646

Total Derivative Liabilities subject to master netting agreements	$(2,016,734)	$(210,687,277)	$(27,293,707)	$(239,997,718)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received/Pledged)
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$21,278,530	$5,220,334	$81,559	$26,580,423	$(47,827,199)	$(5,012,387)	$-	$(52,839,586)	$(26,259,163)	$-	$25,172,558	$(1,086,605)
Barclays Bank PLC	-	-	18,846	18,846	-	-	-	-	18,846	-	-	18,846
Citibank, N.A.	16,071,798	542,450	9,336	16,623,584	(16,405,609)	(1,361,150)	(18,482)	(17,785,241)	(1,161,657)	-	417,802	(743,855)
Goldman Sachs International	55,072,513	15,717,342	810,365	71,600,220	(38,019,072)	(19,919,675)	(1,106,749)	(59,045,496)	12,554,724	-	(14,052,772)	(1,498,048)
J.P. Morgan Chase Bank, N.A.	72,942,637	7,680,889	104,715	80,728,241	(71,085,109)	(16,271,165)	(1,527,400)	(88,883,674)	(8,155,433)	-	8,155,433	-
Morgan Stanley and Co. International PLC	899,518	4,918,651	-	5,818,169	(5,056,537)	(6,059,463)	-	(11,116,000)	(5,297,831)	-	5,627,392	329,561
Royal Bank of Canada	9,583,323	-	-	9,583,323	(1,115,772)	-	-	(1,115,772)	8,467,551	-	-	8,467,551
Standard Chartered Bank PLC	3,799,699	5,943,923	-	9,743,622	(3,000,450)	(3,078,195)	-	(6,078,645)	3,664,977	-	(2,075,830)	1,589,147
Toronto- Dominion Bank (The)	-	-	-	-	-	(1,259,734)	-	(1,259,734)	(1,259,734)	-	1,099,632	(160,102)
Total	$179,648,018	$40,023,589	$1,024,821	$220,696,428	$(182,509,748)	$(52,961,769)	$(2,652,631)	$(238,124,148)	$(17,427,720)	$-	$24,344,215	$6,916,495

41	Invesco International Bond Fund

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$46,772,522	$-	$-	$46,772,522
Futures contracts	-	-	-	18,523,517	18,523,517
Options purchased(a)	-	(809,401)	(106,811,101)	(11,507,901)	(119,128,403)
Options written	-	(50,813,914)	107,796,107	(45,480,747)	11,501,446
Swap agreements	41,169,488	-	-	7,649,900	48,819,388
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	41,976,985	-	-	41,976,985
Futures contracts	-	-	-	(958,728)	(958,728)
Options purchased(a)	471,746	12,538,010	2,741,611	5,115,351	20,866,718
Options written	1,465,993	(42,676,894)	2,432,428	21,257,677	(17,520,796)
Swap agreements	(18,762,493)	-	-	(15,212,731)	(33,975,224)
Total	$24,344,734	$6,987,308	$6,159,045	$(20,613,662)	$16,877,425

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

				Foreign		Foreign
	Forward			Currency		Currency
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements
Average notional value	$12,250,504,543	$1,083,714,606	$6,469,443,208	$1,740,613,328	$2,891,645,226	$2,577,851,328	$9,858,196,652

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities sales of $4,354,733, which resulted in net realized gains of $837,234.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,174.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

42	Invesco International Bond Fund

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended September 30, 2019:

	Year Ended October 31, 2020	One month Ended October 31, 2019	Year Ended September 30, 2019
Ordinary income*	$73,079,334	$–	$–
Return of capital	45,061,787	14,784,521	251,890,058
Total distributions	$118,141,121	$14,784,521	$251,890,058

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation (depreciation) – investments	$(102,067,078)

Net unrealized appreciation (depreciation) – foreign currencies	(218,950)

Temporary book/tax differences	(400,027)

Capital loss carryforward	(235,735,069)

Shares of beneficial interest	3,057,635,480

Total net assets	$2,719,214,356

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddle loss deferred.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$158,377,557	$77,357,512	$235,735,069

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $3,961,503,240 and $4,811,828,610, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $129,785,843 and $136,581,459, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$278,008,301

Aggregate unrealized (depreciation) of investments	(380,075,379)

Net unrealized appreciation (depreciation) of investments	$(102,067,078)

    Cost of investments for tax purposes is $2,669,032,291.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital and straddle losses deferred, on October 31, 2020, undistributed net investment income was decreased by $13,027,974, undistributed net realized gain (loss) was increased by $58,089,761 and shares of beneficial interest was decreased by $45,061,787. This reclassification had no effect on the net assets of the Fund.

43	Invesco International Bond Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	October 31, 2020(a)		October 31, 2019		September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	26,001,326	$138,285,569	2,132,170	$11,702,100	46,707,276	$257,635,501

Class C	1,089,680	5,845,149	142,846	775,884	2,127,191	11,585,168

Class R	2,335,386	12,397,914	178,269	973,465	2,563,830	13,975,234

Class Y	54,924,076	292,087,108	4,979,925	27,290,342	91,187,125	498,357,038

Class R5(b)	-	-	-	-	1,848	10,000

Class R6	38,722,105	207,171,403	1,984,096	10,816,472	72,871,683	394,934,516

Issued as reinvestment of dividends:
Class A	5,196,346	27,241,863	668,094	3,691,378	8,909,930	48,606,856

Class C	413,899	2,157,374	59,609	328,035	1,782,006	9,681,973

Class R	532,941	2,784,152	62,026	342,303	931,053	5,063,654

Class Y	7,469,088	39,200,481	1,088,978	6,022,050	21,383,562	116,687,657

Class R6	4,911,505	25,788,764	636,035	3,517,275	10,541,778	57,440,267

Automatic conversion of Class C shares to Class A shares:
Class A	5,077,757	27,007,066	-	-	-	-

Class C	(5,096,737)	(27,007,066)	-	-	-	-

Reacquired:
Class A	(59,360,812)	(311,141,082)	(6,459,573)	(35,345,244)	(61,358,992)	(334,215,709)

Class C	(5,007,250)	(26,047,589)	(1,194,160)	(6,537,148)	(35,923,525)	(198,224,567)

Class R	(6,035,135)	(31,649,511)	(522,065)	(2,853,954)	(6,834,225)	(37,166,759)

Class Y	(151,453,160)	(775,263,690)	(10,603,717)	(58,023,591)	(289,686,550)	(1,593,251,215)

Class R6	(96,206,785)	(509,604,595)	(2,354,096)	(12,880,693)	(181,831,910)	(993,754,071)

Net increase (decrease) in share activity	(176,485,770)	$(900,746,690)	(9,201,563)	$(50,181,326)	(316,627,920)	$(1,742,634,457)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

44	Invesco International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statement of Changes in Net Assets	Consolidated Financial Highlights
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019.	For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R Class Y and Class R6.
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through September 30, 2019 for Class R5.

The consolidated financial statements of Invesco International Bond Fund (formerly Oppenheimer International Bond Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco International Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,141.40	$5.44	$1,020.06	$5.13	1.01%
Class C	1,000.00	1,137.70	9.46	1,016.29	8.92	1.76
Class R	1,000.00	1,138.20	6.77	1,018.80	6.39	1.26
Class Y	1,000.00	1,142.80	4.09	1,021.32	3.86	0.76
Class R5	1,000.00	1,143.80	3.07	1,022.27	2.90	0.57
Class R6	1,000.00	1,141.60	3.34	1,022.02	3.15	0.62

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

46	Invesco International Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Bond Fund’s (formerly, Invesco Oppenheimer International Bond Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Oppenheimer International Bond Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and the below the performance of the Index for the three year period. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most

47	Invesco International Bond Fund

recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

48	Invesco International Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	6.83%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	88.77%
U.S. Treasury Obligations*	0.55%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49	Invesco International Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco International Bond Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                                                   O-IBD-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Macro Allocation Strategy Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Macro Allocation Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.91%
Class C Shares	-7.61
Class R Shares	-7.22
Class Y Shares	-6.66
Class R5 Shares	-6.64
Class R6 Shares	-6.66
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style- Specific Index)	0.92
Lipper Absolute Return Funds Index∎ (Peer Group Index)	3.40
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2020, the Fund at NAV reported negative absolute performance as two of the major asset classes in which the Fund invests (stocks and commodities) detracted from results. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of shorter-term market dynamics. The Fund’s strategic allocation process is applied to about 20% of the Fund’s portfolio risk and its tactical allocation process is applied to the remainder of the Fund’s portfolio.

The results from the Fund’s smaller risk-balanced strategic allocation were positive for the fiscal year, as the exposure to government bonds overcame losses from the other asset classes in which the Fund invests (stocks and commodities).

Results from the larger tactical allocation were negative for the fiscal year, as positioning across each asset class, most notably stocks, detracted in aggregate.

In the early months of 2020, global equity markets witnessed one of the most rapid descents into bear market territory on record, due to the economic shutdowns triggered by the global spread of the coronavirus (COVID-19). This was followed by a rather choppy rebound in the latter part of the fiscal year, as equity markets started to recover in response to the gradual reopening of economies and the large-scale fiscal and monetary policy actions of central banks. Against this backdrop, the Fund’s exposure to equities was the largest detractor from Fund results during the fiscal year, due primarily to long exposure heading into the steep selloff in February and March. The Fund’s defensive options positions helped offset some of the decline but were not up sufficiently enough to overcome losses from long positions across most equity markets. At an individual country level, UK and European equities were weighed down by ongoing challenges to contain the spread of COVID-19 within the region as well as weak economic data and heightened Brexit tensions. The Fund’s US large cap exposure ended the fiscal year with negative results due to its long exposure in February and ill-timed short positions in the latter part of the fiscal year. Long exposure to US small caps provided positive results in aggregate, benefiting from the aforementioned US stimulus. Although the Fund’s average long exposure to equities ultimately delivered negative returns for the fiscal year, US large cap and EAFE factor-based exposures (momentum, quality and value) contributed to the Fund’s results.

The Fund’s average long exposure to global government bonds provided the largest contribution to the Fund’s performance. The global spread of COVID-19 ushered-in significant economic uncertainty during the fiscal year, which created a favorable environment for government bonds. Yields fell in each of the bond markets in which the Fund was invested, as these securities delivered safe haven returns with investors seeking to escape the volatility in risky assets and as central banks pointed to rates being held at exceptionally low levels for the foreseeable future. While returns were positive over the fiscal year, the path there was anything but. During the height of the cash crunch in March, bonds became a source of liquidity, sending prices lower and volatility higher. Massive intervention by central banks in March to thaw frozen credit markets and exhaustion of selling pressure combined to buoy bond prices back into positive territory. Results in the asset class were led by the US, followed by Canada and the UK. Each of these markets benefited from the Fund’s average long exposure over the fiscal year. Meanwhile, the Fund maintained an average short position to Japanese bonds, which proved beneficial during a few select months, namely May, June and August, but produced slightly negative results in aggregate. Select short positions in German bunds also proved detrimental to Fund performance as yields fell.

  The Fund’s allocation to commodities detracted from results for the fiscal year. Overall, our exposure to the precious metals complex was largely long, while the other three complexes–agriculture, energy and industrial–experienced varied exposures during the fiscal year. Our mostly long exposure to precious metals benefited Fund performance as a result of loosened monetary policy, a weaker US dollar and investors flocking to safe havens amid volatility in risky assets. Exposure to industrial metals also contributed to Fund performance mainly due to gains from copper. Copper prices advanced as China’s manufacturing data improved once the COVID-19 lockdowns started to lift and due to the nation’s infrastructure-based stimulus measures. Additionally, supply outages reduced copper inventories as mines closed in Chile, Peru and other parts of Latin America which further supported prices. The Fund’s allocation to agriculture and energy detracted from the Fund’s results, as our style premia strategy offset positive results from short positions across energy commodities and the long-biased strategic exposure to agricultural commodities.

  Please note that our strategy is principally implemented with derivative instruments that include futures and swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  We thank you for your investment in Invesco Macro Allocation Strategy Fund.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

4	Invesco Macro Allocation Strategy Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/26/12

1  Source: Lipper Inc.

2  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/28/13)	1.44%
5 Years	0.99
1 Year	-12.02

Class C Shares
Inception (8/28/13)	1.39%
5 Years	1.36
1 Year	-8.48

Class R Shares
Inception (8/28/13)	1.91%
5 Years	1.88
1 Year	-7.22

Class Y Shares
Inception (9/26/12)	2.41%
5 Years	2.39
1 Year	-6.66

Class R5 Shares
Inception (8/28/13)	2.43%
5 Years	2.39
1 Year	-6.64

Class R6 Shares
Inception (8/28/13)	2.40%
5 Years	2.37
1 Year	-6.66

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A, Class C and Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class A, Class C and Class R shares.

    Class R5 shares and Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value and includes the 12b-1 fees applicable to that class.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC;

therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Macro Allocation Strategy Fund

Invesco Macro Allocation Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Macro Allocation Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2020

By asset class

Asset Class	Target Risk Contribution*	Notional Asset Weights**
Equities	39.15%	43.47%
Fixed Income	9.40	30.25
Commodities	51.45	41.48
Total	100.00%	115.20%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

9	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments(a)

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–19.29%
Aerospace & Defense–0.13%
BAE Systems PLC (United Kingdom)	7,327	$37,693
General Dynamics Corp.	71	9,324
Lockheed Martin Corp.	218	76,328
Northrop Grumman Corp.	181	52,457
Raytheon Technologies Corp.	639	34,711
Safran S.A. (France)(b)	179	19,022
		229,535

Agricultural & Farm Machinery–0.01%
Deere & Co.	108	24,398

Air Freight & Logistics–0.06%
Deutsche Post AG (Germany)	384	17,018
DSV Panalpina A/S (Denmark)	181	29,329
FedEx Corp.	214	55,527
		101,874

Airlines–0.01%
Delta Air Lines, Inc.	358	10,969
Southwest Airlines Co.	256	10,120
		21,089

Airport Services–0.01%
Aena SME S.A. (Spain)(b)(c)	71	9,590

Alternative Carriers–0.02%
CenturyLink, Inc.	1,465	12,628
Liberty Global PLC, Class C (United Kingdom)(b)	1,143	21,329
		33,957

Apparel Retail–0.01%
Hennes & Mauritz AB, Class B (Sweden)	557	9,056
Industria de Diseno Textil S.A. (Spain)(b)	357	8,834
		17,890

Apparel, Accessories & Luxury Goods–0.23%
adidas AG (Germany)(b)	73	21,691
Hermes International (France)	73	68,027
Kering S.A. (France)	181	109,506
lululemon athletica, inc.(b)	108	34,483
LVMH Moet Hennessy Louis Vuitton SE (France)	399	187,322
Swatch Group AG (The), BR (Switzerland)	40	8,451
		429,480

Application Software–0.36%
Adobe, Inc.(b)	399	178,393
Atlassian Corp. PLC, Class A(b)	181	34,683
Autodesk, Inc.(b)	254	59,827
Cadence Design Systems, Inc.(b)	322	35,217
Citrix Systems, Inc.	170	19,256
Dassault Systemes SE (France)	181	30,943
DocuSign, Inc.(b)	108	21,843
Intuit, Inc.	254	79,929
salesforce.com, inc.(b)	85	19,743

	Shares	Value
Application Software–(continued)
SAP SE (Germany)	1,233	$131,405
Synopsys, Inc.(b)	145	31,010
Zoom Video Communications, Inc., Class A(b)	36	16,593
		658,842

Asset Management & Custody Banks–0.09%
Ameriprise Financial, Inc.	181	29,110
BlackRock, Inc.	36	21,571
Blackstone Group, Inc. (The), Class A	145	7,311
Partners Group Holding AG (Switzerland)	13	11,706
Schroders PLC (United Kingdom)	682	23,111
State Street Corp.	554	32,631
T. Rowe Price Group, Inc.	254	32,172
		157,612

Auto Parts & Equipment–0.03%
Aptiv PLC(b)	357	34,447
Continental AG (Germany)	85	9,041
Denso Corp. (Japan)	200	9,325
		52,813

Automobile Manufacturers–0.46%
Daimler AG (Germany)	384	19,868
Ferrari N.V. (Italy)	218	38,899
Fiat Chrysler Automobiles N.V. (United Kingdom)(b)	1,875	23,041
Ford Motor Co.	5,498	42,500
General Motors Co.(b)	2,285	78,901
Honda Motor Co. Ltd. (Japan)	3,400	80,173
Peugeot S.A. (France)(b)	715	12,861
Tesla, Inc.(b)	544	211,094
Toyota Motor Corp. (Japan)	4,500	294,718
Volkswagen AG, Preference Shares (Germany)	214	31,178
		833,233

Automotive Retail–0.04%
AutoZone, Inc.(b)	36	40,643
O’Reilly Automotive, Inc.(b)	73	31,872
		72,515

Biotechnology–0.60%
AbbVie, Inc.	2,466	209,857
Alexion Pharmaceuticals, Inc.(b)	143	16,465
Amgen, Inc.	761	165,091
Biogen, Inc.(b)	508	128,051
CSL Ltd. (Australia)	1,560	317,064
Genmab A/S (Denmark)(b)	73	24,346
Gilead Sciences, Inc.	1,705	99,146
Grifols S.A. (Spain)	464	12,536
Incyte Corp.(b)	384	33,270
Moderna, Inc.(b)	143	9,648
Regeneron Pharmaceuticals, Inc.(b)	36	19,568
Seagen, Inc.(b)	71	11,843
Vertex Pharmaceuticals, Inc.(b)	291	60,633
		1,107,518

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Macro Allocation Strategy Fund

	Shares	Value
Brewers–0.07%
Anheuser-Busch InBev S.A./N.V. (Belgium)	1,777	$92,278
Heineken Holding N.V. (Netherlands)	107	8,272
Kirin Holdings Co. Ltd. (Japan)	1,600	28,891
		129,441

Broadcasting–0.01%
Fox Corp., Class A	298	7,903
ViacomCBS, Inc., Class B	500	14,285
		22,188

Building Products–0.07%
Cie de Saint-Gobain (France)(b)	500	19,615
Daikin Industries Ltd. (Japan)	500	93,610
Geberit AG (Switzerland)	15	8,531
Trane Technologies PLC	85	11,284
		133,040

Cable & Satellite–0.12%
Charter Communications, Inc., Class A(b)	256	154,578
Comcast Corp., Class A	1,705	72,019
		226,597

Casinos & Gaming–0.07%
Flutter Entertainment PLC (Ireland)(b)	580	100,442
Galaxy Entertainment Group Ltd. (Macau)	4,000	26,385
		126,827

Commodity Chemicals–0.05%
Dow, Inc.	979	44,535
LyondellBasell Industries N.V., Class A	690	47,230
		91,765

Communications Equipment–0.14%
Arista Networks, Inc.(b)	38	7,938
Cisco Systems, Inc.	4,570	164,063
Nokia OYJ (Finland)(b)	6,965	23,381
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6,166	68,707
		264,089

Computer & Electronics Retail–0.02%
Best Buy Co., Inc.	326	36,365

Construction & Engineering–0.03%
Bouygues S.A. (France)	250	8,208
Ferrovial S.A. (Spain)	322	6,967
Vinci S.A. (France)	508	40,199
		55,374

Construction Machinery & Heavy Trucks–0.11%
Caterpillar, Inc.	617	96,900
Cummins, Inc.	214	47,056
Epiroc AB, Class A (Sweden)	643	9,613
Komatsu Ltd. (Japan)	400	8,978
PACCAR, Inc.	143	12,209
Volvo AB, Class B (Sweden)(b)	1,669	32,496
		207,252

Construction Materials–0.01%
LafargeHolcim Ltd. (Switzerland)(b)	426	18,257

	Shares	Value
Consumer Electronics–0.14%
Panasonic Corp. (Japan)	5,200	$48,101
Sony Corp. (Japan)	2,500	208,368
		256,469

Consumer Finance–0.09%
American Express Co.	761	69,434
Capital One Financial Corp.	143	10,450
Discover Financial Services	464	30,165
Synchrony Financial	2,395	59,923
		169,972

Data Processing & Outsourced Services–0.42%
Adyen N.V. (Netherlands)(b)(c)	181	305,432
Amadeus IT Group S.A. (Spain)	798	38,250
Automatic Data Processing, Inc.	71	11,215
FleetCor Technologies, Inc.(b)	73	16,126
Mastercard, Inc., Class A	798	230,335
PayPal Holdings, Inc.(b)	871	162,119
		763,477

Distillers & Vintners–0.04%
Constellation Brands, Inc., Class A	218	36,020
Diageo PLC (United Kingdom)	1,160	37,523
		73,543

Diversified Banks–0.59%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	4,109	11,831
Banco Santander S.A. (Spain)(b)	13,552	27,132
Bank of America Corp.	8,669	205,455
Barclays PLC (United Kingdom)(b)	10,897	15,135
BNP Paribas S.A. (France)(b)	895	31,382
Citigroup, Inc.	3,446	142,733
Credit Agricole S.A. (France)(b)	857	6,819
Danske Bank A/S (Denmark)(b)	715	9,513
DNB ASA (Norway)	1,023	13,820
ING Groep N.V. (Netherlands)(b)	3,196	21,929
Intesa Sanpaolo S.p.A. (Italy)(b)	8,074	13,395
JPMorgan Chase & Co.	2,539	248,924
Lloyds Banking Group PLC (United Kingdom)(b)	67,719	24,599
Mitsubishi UFJ Financial Group, Inc. (Japan)	10,900	42,967
Mizuho Financial Group, Inc. (Japan)	1,380	17,013
Societe Generale S.A. (France)(b)	1,705	23,284
Standard Chartered PLC (United Kingdom)(b)	2,644	12,101
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,700	47,083
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	300	8,028
U.S. Bancorp	1,414	55,075
UniCredit S.p.A. (Italy)(b)	2,216	16,601
Wells Fargo & Co.	4,280	91,806
		1,086,625

Diversified Capital Markets–0.01%
Credit Suisse Group AG (Switzerland)(b)	1,250	11,807

Diversified Chemicals–0.02%
BASF SE (Germany)	690	37,837

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

	Shares	Value
Diversified Metals & Mining–0.27%
Anglo American PLC (South Africa)	1,270	$29,822
BHP Group Ltd. (Australia)	3,047	73,268
BHP Group PLC (Australia)	3,736	72,508
Glencore PLC (Australia)(b)	5,931	11,989
Rio Tinto Ltd. (Australia)	2,212	144,248
Rio Tinto PLC (Australia)	3,011	170,630
		502,465

Diversified Real Estate Activities–0.09%
Mitsubishi Estate Co. Ltd. (Japan)	600	8,965
New World Development Co. Ltd. (Hong Kong)	2,250	10,738
Sun Hung Kai Properties Ltd. (Hong Kong)	11,500	147,456
		167,159

Diversified REITs–0.01%
Gecina S.A. (France)	71	8,837

Diversified Support Services–0.02%
Brambles Ltd. (Australia)	4,099	27,733

Drug Retail–0.02%
Walgreens Boots Alliance, Inc.	1,306	44,456

Electric Utilities–0.46%
Chubu Electric Power Co., Inc. (Japan)	2,100	23,498
CLP Holdings Ltd. (Hong Kong)	4,500	41,399
Duke Energy Corp.	298	27,449
Endesa S.A. (Spain)	318	8,524
Enel S.p.A. (Italy)	18,137	144,449
Exelon Corp.	1,193	47,589
FirstEnergy Corp.	1,016	30,196
Iberdrola S.A. (Spain)	13,239	156,178
Kansai Electric Power Co., Inc. (The) (Japan)	1,300	11,796
NextEra Energy, Inc.	2,468	180,682
Orsted A/S (Denmark)(c)	399	63,387
Power Assets Holdings Ltd. (Hong Kong)	2,500	12,855
PPL Corp.	1,023	28,133
Southern Co. (The)	384	22,061
SSE PLC (United Kingdom)	2,466	40,104
		838,300

Electrical Components & Equipment–0.26%
ABB Ltd. (Switzerland)	2,648	64,210
Eaton Corp. PLC	508	52,725
Emerson Electric Co.	761	49,305
Legrand S.A. (France)	107	7,921
Nidec Corp. (Japan)	200	20,106
Rockwell Automation, Inc.	326	77,301
Schneider Electric SE (France)	1,669	202,838
		474,406

Electronic Components–0.14%
Amphenol Corp., Class A	73	8,237
Corning, Inc.	1,193	38,140
Kyocera Corp. (Japan)	500	27,545
Murata Manufacturing Co. Ltd. (Japan)	2,600	180,341
		254,263

	Shares	Value
Electronic Equipment & Instruments–0.17%
Hexagon AB, Class B (Sweden)	472	$34,470
Hitachi Ltd. (Japan)	700	23,606
Keyence Corp. (Japan)	500	226,736
Keysight Technologies, Inc.(b)	170	17,828
		302,640

Electronic Manufacturing Services–0.03%
TE Connectivity Ltd.	472	45,727

Environmental & Facilities Services–0.02%
Waste Management, Inc.	291	31,402

Financial Exchanges & Data–0.47%
Deutsche Boerse AG (Germany)	1,052	154,849
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	6,100	292,582
Intercontinental Exchange, Inc.	107	10,101
London Stock Exchange Group PLC (United Kingdom)	1,923	206,304
MarketAxess Holdings, Inc.	73	39,336
Moody’s Corp.	36	9,464
MSCI, Inc.	108	37,783
Nasdaq, Inc.	128	15,487
S&P Global, Inc.	291	93,914
		859,820

Food Distributors–0.01%
Sysco Corp.	429	23,728

Food Retail–0.20%
Jeronimo Martins SGPS S.A. (Portugal)	679	10,779
Koninklijke Ahold Delhaize N.V. (Netherlands)	3,809	104,670
Kroger Co. (The)	1,160	37,364
Seven & i Holdings Co. Ltd. (Japan)	1,400	42,758
Tesco PLC (United Kingdom)	29,236	77,855
Woolworths Group Ltd. (Australia)	3,264	87,861
		361,287

Footwear–0.01%
NIKE, Inc., Class B	170	20,414

Gas Utilities–0.03%
Hong Kong & China Gas Co. Ltd. (The) (Hong Kong)	8,050	11,590
Naturgy Energy Group S.A. (Spain)	362	6,703
Tokyo Gas Co. Ltd. (Japan)	1,600	36,128
		54,421

General Merchandise Stores–0.09%
Dollar General Corp.	73	15,236
Target Corp.	617	93,919
Wesfarmers Ltd. (Australia)	1,886	61,160
		170,315

Gold–0.02%
Newmont Corp.	469	29,472

Health Care Distributors–0.03%
McKesson Corp.	399	58,848

Health Care Equipment–0.24%
Abbott Laboratories	213	22,388

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

	Shares	Value
Health Care Equipment–(continued)
Baxter International, Inc.	508	$39,406
Boston Scientific Corp.(b)	286	9,801
Danaher Corp.	85	19,511
DexCom, Inc.(b)	108	34,515
Edwards Lifesciences Corp.(b)	580	41,580
IDEXX Laboratories, Inc.(b)	73	31,012
Koninklijke Philips N.V. (Netherlands)(b)	511	23,740
Medtronic PLC	322	32,383
Olympus Corp. (Japan)	3,900	74,569
Sartorius AG, Preference Shares (Germany)	108	45,682
Smith & Nephew PLC (United Kingdom)	679	11,805
Sysmex Corp. (Japan)	300	28,233
Terumo Corp. (Japan)	900	33,165
		447,790

Health Care Facilities–0.03%
HCA Healthcare, Inc.	384	47,593

Health Care Services–0.11%
Cigna Corp.	218	36,399
CVS Health Corp.	1,560	87,500
Fresenius Medical Care AG & Co. KGaA (Germany)	435	33,227
Fresenius SE & Co. KGaA (Germany)	639	23,698
Laboratory Corp. of America Holdings(b)	128	25,571
		206,395

Health Care Supplies–0.10%
Align Technology, Inc.(b)	36	15,339
Coloplast A/S, Class B (Denmark)	472	68,916
Hoya Corp. (Japan)	900	101,900
		186,155

Health Care Technology–0.11%
Cerner Corp.	469	32,872
M3, Inc. (Japan)	2,500	168,679
		201,551

Heavy Electrical Equipment–0.07%
Mitsubishi Electric Corp. (Japan)	4,100	52,666
Siemens Gamesa Renewable Energy S.A. (Spain)	500	14,171
Vestas Wind Systems A/S (Denmark)	399	68,205
		135,042

Highways & Railtracks–0.01%
Atlantia S.p.A. (Italy)(b)	557	8,541

Home Improvement Retail–0.24%
Home Depot, Inc. (The)	1,197	319,252
Lowe’s Cos., Inc.	726	114,780
		434,032

Homebuilding–0.03%
D.R. Horton, Inc.	128	8,552
Lennar Corp., Class A	179	12,571
Sekisui House Ltd. (Japan)	1,500	24,873
		45,996

Homefurnishing Retail–0.01%
Nitori Holdings Co. Ltd. (Japan)	100	20,636

	Shares	Value
Hotels, Resorts & Cruise Lines–0.02%
Hilton Worldwide Holdings, Inc.	214	$18,791
Marriott International, Inc., Class A	213	19,784
		38,575

Household Products–0.49%
Clorox Co. (The)	108	22,383
Colgate-Palmolive Co.	1,378	108,710
Essity AB, Class B (Sweden)	1,414	40,956
Kimberly-Clark Corp.	362	47,998
Procter & Gamble Co. (The)	3,337	457,503
Reckitt Benckiser Group PLC (United Kingdom)	1,669	147,063
Unicharm Corp. (Japan)	1,700	78,929
		903,542

Human Resource & Employment Services–0.01%
Recruit Holdings Co. Ltd. (Japan)	600	22,918

Hypermarkets & Super Centers–0.18%
Aeon Co. Ltd. (Japan)	1,900	48,591
Carrefour S.A. (France)	857	13,358
Coles Group Ltd. (Australia)	5,079	63,533
Costco Wholesale Corp.	73	26,106
Walmart, Inc.	1,233	171,079
		322,667

Industrial Conglomerates–0.17%
3M Co.	472	75,501
CK Hutchison Holdings Ltd. (Hong Kong)	3,500	21,174
General Electric Co.	6,947	51,547
Honeywell International, Inc.	690	113,816
Siemens AG (Germany)	362	42,434
		304,472

Industrial Gases–0.08%
Air Liquide S.A. (France)	979	143,299
Linde PLC (United Kingdom)	43	9,475
		152,774

Industrial Machinery–0.27%
Atlas Copco AB, Class A (Sweden)	3,555	157,010
FANUC Corp. (Japan)	100	21,255
Illinois Tool Works, Inc.	326	63,857
Kone OYJ, Class B (Finland)	653	51,991
Parker-Hannifin Corp.	108	22,503
Sandvik AB (Sweden)(b)	2,902	51,705
Schindler Holding AG, PC (Switzerland)	85	21,716
SMC Corp. (Japan)	200	105,600
		495,637

Industrial REITs–0.01%
Prologis, Inc.	179	17,757

Insurance Brokers–0.05%
Aon PLC, Class A	254	46,739
Marsh & McLennan Cos., Inc.	435	45,005
		91,744

Integrated Oil & Gas–0.15%
BP PLC (United Kingdom)	11,592	29,647
Chevron Corp.	1,524	105,918

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Macro Allocation Strategy Fund

	Shares	Value
Integrated Oil & Gas–(continued)
Eni S.p.A. (Italy)	1,894	$13,329
Equinor ASA (Norway)	557	7,146
Exxon Mobil Corp.	907	29,586
Repsol S.A. (Spain)	1,322	8,249
Royal Dutch Shell PLC, Class A (United Kingdom)	3,409	42,972
TOTAL SE (France)	1,414	42,820
		279,667

Integrated Telecommunication Services–0.54%
AT&T, Inc.	1,233	33,316
BT Group PLC (United Kingdom)	10,540	13,872
Cellnex Telecom S.A. (Spain)(c)	1,669	107,213
Nippon Telegraph & Telephone Corp. (Japan)	6,900	145,692
Orange S.A. (France)	1,000	11,236
Swisscom AG (Switzerland)	73	37,099
Telefonica S.A. (Spain)	3,037	9,929
Telenor ASA (Norway)	750	11,576
Verizon Communications, Inc.	10,773	613,953
		983,886

Interactive Home Entertainment–0.35%
Activision Blizzard, Inc.	214	16,206
Electronic Arts, Inc.(b)	170	20,371
Nexon Co. Ltd. (Japan)	1,200	33,582
Nintendo Co. Ltd. (Japan)	400	218,423
Sea Ltd., ADR (Taiwan)(b)	2,177	343,313
		631,895

Interactive Media & Services–0.99%
Alphabet, Inc., Class A(b)	545	880,780
Facebook, Inc., Class A(b)	3,121	821,166
Match Group, Inc.(b)	107	12,496
Twitter, Inc.(b)	213	8,810
Z Holdings Corp. (Japan)	12,300	85,700
		1,808,952

Internet & Direct Marketing Retail–0.64%
Amazon.com, Inc.(b)	291	883,520
Booking Holdings, Inc.(b)	73	118,442
Delivery Hero SE (Germany)(b)(c)	943	108,925
eBay, Inc.	1,378	65,634
		1,176,521

Internet Services & Infrastructure–0.01%
Akamai Technologies, Inc.(b)	179	17,026

Investment Banking & Brokerage–0.14%
Charles Schwab Corp. (The)	464	19,075
Goldman Sachs Group, Inc. (The)	435	82,232
Morgan Stanley	1,524	73,381
Nomura Holdings, Inc. (Japan)	19,200	85,606
		260,294

IT Consulting & Other Services–0.16%
Accenture PLC, Class A	544	117,999
Capgemini SE (France)	218	25,214
Cognizant Technology Solutions Corp., Class A	617	44,066
Fujitsu Ltd. (Japan)	600	69,769

	Shares	Value
IT Consulting & Other Services–(continued)
International Business Machines Corp.	362	$40,421
		297,469

Leisure Products–0.01%
Shimano, Inc. (Japan)	100	22,812

Life & Health Insurance–0.11%
Aflac, Inc.	679	23,052
Dai-ichi Life Holdings, Inc. (Japan)	5,000	74,487
Legal & General Group PLC (United Kingdom)	6,819	16,394
MetLife, Inc.	852	32,248
Prudential Financial, Inc.	653	41,805
Prudential PLC (United Kingdom)	1,747	21,337
		209,323

Life Sciences Tools & Services–0.10%
IQVIA Holdings, Inc.(b)	145	22,328
Lonza Group AG (Switzerland)	108	65,319
Mettler-Toledo International, Inc.(b)	36	35,925
Sartorius Stedim Biotech (France)	73	27,784
Thermo Fisher Scientific, Inc.	38	17,979
Waters Corp.(b)	85	18,940
		188,275

Managed Health Care–0.11%
Anthem, Inc.	108	29,462
Centene Corp.(b)	143	8,451
Humana, Inc.	145	57,896
UnitedHealth Group, Inc.	326	99,476
		195,285

Marine–0.02%
AP Moller - Maersk A/S, Class B (Denmark)	11	17,595
Kuehne + Nagel International AG (Switzerland)	108	21,574
		39,169

Metal & Glass Containers–0.01%
Ball Corp.	286	25,454

Movies & Entertainment–0.05%
Netflix, Inc.(b)	108	51,380
Spotify Technology S.A.(b)	145	34,784
		86,164

Multi-line Insurance–0.08%
Allianz SE (Germany)	254	44,710
American International Group, Inc.	286	9,006
Assicurazioni Generali S.p.A. (Italy)	822	11,027
Aviva PLC (United Kingdom)	7,981	26,728
AXA S.A. (France)	822	13,279
Hartford Financial Services Group, Inc. (The)	426	16,410
Zurich Insurance Group AG (Switzerland)	73	24,172
		145,332

Multi-Sector Holdings–0.10%
EXOR N.V. (Netherlands)	179	9,327
Investor AB, Class B (Sweden)	2,975	178,737
		188,064

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Macro Allocation Strategy Fund

	Shares	Value
Multi-Utilities–0.22%
Ameren Corp.	256	$20,767
Consolidated Edison, Inc.	357	28,021
E.ON SE (Germany)	4,752	49,557
ENGIE S.A. (France)(b)	2,301	27,892
National Grid PLC (United Kingdom)	10,193	121,320
Public Service Enterprise Group, Inc.	1,306	75,944
RWE AG (Germany)	1,160	43,100
WEC Energy Group, Inc.	291	29,260
		395,861

Oil & Gas Exploration & Production–0.06%
ConocoPhillips	2,140	61,247
EOG Resources, Inc.	679	23,249
INPEX Corp. (Japan)	2,100	10,043
Pioneer Natural Resources Co.	286	22,754
		117,293

Oil & Gas Refining & Marketing–0.05%
Neste OYJ (Finland)	726	37,921
Phillips 66	938	43,767
Valero Energy Corp.	464	17,915
		99,603

Oil & Gas Storage & Transportation–0.02%
ONEOK, Inc.	429	12,441
Williams Cos., Inc. (The)	1,279	24,544
		36,985

Other Diversified Financial Services–0.01%
ORIX Corp. (Japan)	1,800	21,004

Packaged Foods & Meats–0.45%
Ajinomoto Co., Inc. (Japan)	900	18,068
Chocoladefabriken Lindt & Spruengli AG, PC
(Switzerland)	7	55,465
General Mills, Inc.	250	14,780
Hershey Co. (The)	128	17,595
Kerry Group PLC, Class A (Ireland)	326	39,005
Kraft Heinz Co. (The)	767	23,463
MEIJI Holdings Co. Ltd. (Japan)	300	21,749
Mondelez International, Inc., Class A	393	20,876
Nestle S.A. (Switzerland)	5,187	582,777
Tyson Foods, Inc., Class A	143	8,184
WH Group Ltd. (Hong Kong)	37,500	29,476
		831,438

Paper Packaging–0.01%
International Paper Co.	572	25,025

Paper Products–0.03%
UPM-Kymmene OYJ (Finland)	1,596	45,134

Personal Products–0.23%
Estee Lauder Cos., Inc. (The), Class A	250	54,915
Kao Corp. (Japan)	1,600	113,756
L’Oreal S.A. (France)	544	176,179
Unilever N.V. (United Kingdom)	617	34,851
Unilever PLC (United Kingdom)	597	34,041
		413,742

	Shares	Value
Pharmaceuticals–1.62%
Astellas Pharma, Inc. (Japan)	5,100	$70,190
AstraZeneca PLC (United Kingdom)	1,705	171,620
Bayer AG (Germany)	724	34,026
Bristol-Myers Squibb Co.	2,576	150,567
Chugai Pharmaceutical Co. Ltd. (Japan)	3,600	138,910
Daiichi Sankyo Co. Ltd. (Japan)	2,300	60,567
Eisai Co. Ltd. (Japan)	1,200	93,346
Eli Lilly and Co.	979	127,720
GlaxoSmithKline PLC (United Kingdom)	7,799	130,120
Johnson & Johnson	291	39,899
Merck & Co., Inc.	2,829	212,769
Merck KGaA (Germany)	341	50,498
Novartis AG (Switzerland)	3,954	308,594
Novo Nordisk A/S, Class B (Denmark)	5,006	320,143
Ono Pharmaceutical Co. Ltd. (Japan)	1,100	31,273
Otsuka Holdings Co. Ltd. (Japan)	500	18,533
Pfizer, Inc.	2,068	73,373
Roche Holding AG (Switzerland)	1,777	570,445
Sanofi (France)	2,503	226,269
Shionogi & Co. Ltd. (Japan)	400	18,884
Takeda Pharmaceutical Co. Ltd. (Japan)	2,700	83,557
UCB S.A. (Belgium)	322	31,684
		2,962,987

Property & Casualty Insurance–0.14%
Allstate Corp. (The)	469	41,624
Chubb Ltd.	85	11,042
Progressive Corp. (The)	544	49,994
Tokio Marine Holdings, Inc. (Japan)	2,700	120,973
Travelers Cos., Inc. (The)	254	30,660
		254,293

Railroads–0.16%
Central Japan Railway Co. (Japan)	100	12,091
CSX Corp.	979	77,282
East Japan Railway Co. (Japan)	100	5,243
Kansas City Southern	128	22,546
Norfolk Southern Corp.	254	53,116
Union Pacific Corp.	690	122,261
		292,539

Real Estate Development–0.02%
CK Asset Holdings Ltd. (Hong Kong)	3,000	13,900
Sino Land Co. Ltd. (Hong Kong)	14,000	16,618
		30,518

Real Estate Operating Companies–0.20%
Deutsche Wohnen SE (Germany)	3,446	174,424
Vonovia SE (Germany)	2,975	189,933
		364,357

Regional Banks–0.04%
M&T Bank Corp.	170	17,609
PNC Financial Services Group, Inc. (The)	107	11,971
Regions Financial Corp.	1,179	15,681
Truist Financial Corp.	469	19,754
		65,015

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Macro Allocation Strategy Fund

	Shares	Value
Reinsurance–0.02%
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	108	$25,275
Swiss Re AG (Switzerland)	256	18,362
		43,637

Research & Consulting Services–0.07%
Experian PLC (United Kingdom)	536	19,566
RELX PLC (United Kingdom)	750	14,845
SGS S.A. (Switzerland)	9	22,462
Verisk Analytics, Inc.	128	22,780
Wolters Kluwer N.V. (Netherlands)	617	50,012
		129,665

Restaurants–0.13%
Compass Group PLC (United Kingdom)	597	8,166
McDonald’s Corp.	544	115,872
Starbucks Corp.	943	82,003
Yum! Brands, Inc.	326	30,426
		236,467

Retail REITs–0.01%
Link REIT (Hong Kong)	1,100	8,400
Simon Property Group, Inc.	214	13,441
		21,841

Security & Alarm Services–0.02%
Secom Co. Ltd. (Japan)	400	33,795

Semiconductor Equipment–0.50%
Applied Materials, Inc.	1,125	66,634
ASML Holding N.V. (Netherlands)	1,813	659,125
KLA Corp.	179	35,295
Lam Research Corp.	145	49,602
Tokyo Electron Ltd. (Japan)	400	107,207
		917,863

Semiconductors–0.92%
Advanced Micro Devices, Inc.(b)	690	51,950
Analog Devices, Inc.	71	8,416
Broadcom, Inc.	435	152,089
Infineon Technologies AG (Germany)	1,487	41,642
Intel Corp.	6,856	303,584
Marvell Technology Group Ltd.	250	9,378
Maxim Integrated Products, Inc.	298	20,756
Micron Technology, Inc.(b)	1,160	58,394
NVIDIA Corp.	798	400,085
NXP Semiconductors N.V. (Netherlands)	362	48,913
QUALCOMM, Inc.	2,322	286,442
Skyworks Solutions, Inc.	218	30,801
STMicroelectronics N.V. (Switzerland)	3,083	94,038
Texas Instruments, Inc.	1,052	152,109
Xilinx, Inc.	286	33,945
		1,692,542

Soft Drinks–0.03%
Coca-Cola European Partners PLC (United Kingdom)	250	8,927
Monster Beverage Corp.(b)	426	32,619
PepsiCo, Inc.	145	19,327
		60,873

	Shares	Value
Specialized REITs–0.13%
American Tower Corp.	108	$24,802
Crown Castle International Corp.	128	19,994
Digital Realty Trust, Inc.	71	10,245
Equinix, Inc.	108	78,974
SBA Communications Corp., Class A	291	84,498
Weyerhaeuser Co.	536	14,627
		233,140

Specialty Chemicals–0.38%
Celanese Corp.	179	20,318
DuPont de Nemours, Inc.	145	8,248
Ecolab, Inc.	341	62,604
EMS-Chemie Holding AG (Switzerland)	19	16,704
Evonik Industries AG (Germany)	1,197	28,937
Givaudan S.A. (Switzerland)	36	146,529
Koninklijke DSM N.V. (Netherlands)	326	52,201
Nippon Paint Holdings Co. Ltd. (Japan)	500	45,060
Novozymes A/S, Class B (Denmark)	761	45,786
PPG Industries, Inc.	254	32,949
Sherwin-Williams Co. (The)	73	50,222
Shin-Etsu Chemical Co. Ltd. (Japan)	700	93,667
Sika AG (Switzerland)	399	98,089
		701,314

Specialty Stores–0.00%
Ulta Beauty, Inc.(b)	40	8,271

Steel–0.13%
Fortescue Metals Group Ltd. (Australia)	17,702	217,046
Nucor Corp.	429	20,489
		237,535

Systems Software–0.19%
Check Point Software Technologies Ltd. (Israel)(b)	128	14,536
Fortinet, Inc.(b)	145	16,004
Microsoft Corp.	690	139,704
Oracle Corp.	2,793	156,715
ServiceNow, Inc.(b)	43	21,396
VMware, Inc., Class A(b)	36	4,634
		352,989

Technology Hardware, Storage & Peripherals–0.67%
Apple, Inc.	9,903	1,078,041
Canon, Inc. (Japan)	700	12,182
Dell Technologies, Inc., Class C(b)	128	7,713
FUJIFILM Holdings Corp. (Japan)	1,000	50,976
Hewlett Packard Enterprise Co.	3,324	28,719
HP, Inc.	1,322	23,743
NetApp, Inc.	250	10,973
Seagate Technology PLC	322	15,398
		1,227,745

Tires & Rubber–0.02%
Bridgestone Corp. (Japan)	700	22,815
Cie Generale des Etablissements Michelin S.C.A. (France)	170	18,353
		41,168

Tobacco–0.23%
Altria Group, Inc.	3,192	115,167

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

	Shares	Value
Tobacco–(continued)
British American Tobacco PLC (United Kingdom)	6,384	$202,832
Imperial Brands PLC (United Kingdom)	893	14,166
Japan Tobacco, Inc. (Japan)	700	13,238
Philip Morris International, Inc.	1,052	74,713
		420,116

Trading Companies & Distributors–0.13%
Ferguson PLC	213	21,373
ITOCHU Corp. (Japan)	4,200	101,036
Mitsubishi Corp. (Japan)	1,100	24,601
Mitsui & Co. Ltd. (Japan)	3,500	54,904
Sumitomo Corp. (Japan)	1,200	13,226
W.W. Grainger, Inc.	38	13,301
		228,441

Trucking–0.01%
Old Dominion Freight Line, Inc.	128	24,367

Water Utilities–0.02%
American Water Works Co., Inc.	250	37,627

Wireless Telecommunication Services–0.20%
KDDI Corp. (Japan)	2,600	69,629
NTT DOCOMO, Inc. (Japan)	5,400	203,828
Softbank Corp. (Japan)	2,200	25,542
SoftBank Group Corp. (Japan)	900	59,146
Vodafone Group PLC (United Kingdom)	11,933	15,940
		374,085
Total Common Stocks & Other Equity Interests (Cost $35,647,527)		35,355,644

	Principal Amount	Value
U.S. Treasury Securities–12.19%

U.S. Treasury Bills–12.19%(d)
0.10% - 0.18%, 12/03/2020	$11,140,000	$11,138,855
0.19%, 12/10/2020	1,770,000	1,769,842
0.10%, 04/22/2021	9,430,000	9,425,689
Total U.S. Treasury Securities (Cost $22,334,124)		22,334,386

	Shares

Money Market Funds–53.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(e)(f)	43,201,676	43,201,676
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)	17,058,452	17,065,275
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class, 0.11%(e)(f)	10,541,153	10,541,153
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	27,341,344	27,341,344

Total Money Market Funds (Cost $98,151,854)		98,149,448

TOTAL INVESTMENTS IN SECURITIES–85.02% (Cost $156,133,505)		155,839,478

OTHER ASSETS LESS LIABILITIES–14.98%		27,466,904

NET ASSETS–100.00%		$183,306,382

Investment Abbreviations:

ADR - American Depositary Receipt

BR - Bearer Shares

PC - Participation Certificate

REIT - Real Estate Investment Trust

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $594,547, which represented less than 1% of the Fund’s Net Assets.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,908,864	$ 78,790,961	$ (41,498,149)	$ -	$ -	$43,201,676	$35,150
Invesco Liquid Assets Portfolio, Institutional Class	2,087,313	43,467,323	(28,486,438)	(3,040)	117	17,065,275	20,210
Invesco STIC (Global Series) PLC, U.S. Dollar
Liquidity Portfolio, Institutional Class	1,131,100	56,030,799	(46,620,746)	-	-	10,541,153	13,102
Invesco Treasury Portfolio, Institutional Class	3,338,130	69,429,670	(45,426,456)	-	-	27,341,344	20,045
Total	$12,465,407	$247,718,753	$(162,031,789)	$(3,040)	$117	$98,149,448	$88,507

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Macro Allocation Strategy Fund

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Exchange-Traded Index Options Written(a)
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Unrealized Appreciation
Description	Contract	Date	Contracts	Price	Received	Value(b)	Value	(Depreciation)
Equity Risk
MSCI EAFE Index	Put	11/20/2020	42	$1,760.00	$(120,168)	$7,392,000	$(156,030)	$(35,862)
MSCI Emerging Index	Put	11/20/2020	71	1,020.00	(123,609)	7,242,000	(63,545)	60,064
S&P 500 Mini Index	Put	11/20/2020	230	315.00	(148,593)	7,245,000	(160,885)	(12,292)
Total Exchange-Traded Equity Options Written					$(392,370)		$(380,460)	$ 11,910

(a)	Open Exchange-Traded Options Written collateralized by $4,095,000 cash held with Morgan Stanley & Co..
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	3	March-2021	$119,070	$(24,247)	$(24,247)
Cocoa	270	December-2020	6,191,100	(158,547)	(158,547)
Coffee ‘C’	84	December-2020	3,288,600	(746,514)	(746,514)
Cotton No. 2	52	December-2020	1,791,920	106,520	106,520
Gasoline Reformulated Blendstock Oxygenate Blending	60	November-2020	2,601,144	(306,638)	(306,638)
Gold 100 Oz	64	December-2020	12,031,360	(762,951)	(762,951)
Live Cattle	56	December-2020	2,425,920	(104,109)	(104,109)
LME Copper	4	November-2020	671,375	129,414	129,414
LME Nickel	22	November-2020	1,996,896	111,076	111,076
LME Zinc	39	November-2020	2,452,369	182,760	182,760
Silver	50	December-2020	5,911,500	(694,285)	(694,285)
Soybeans	150	July-2021	7,824,375	106,144	106,144
Soybean Meal	237	December-2020	8,972,820	1,496,866	1,496,866
Soybean Oil	129	December-2020	2,601,414	1,577	1,577
Sugar No. 11	180	February-2021	2,894,976	216,504	216,504
Wheat	36	December-2020	1,077,300	158,233	158,233
Subtotal				(288,197)	(288,197)
Equity Risk
E-Mini Russell 2000 Index	185	December-2020	14,215,400	273,733	273,733
EURO STOXX 50 Index	183	December-2020	6,306,545	(746,861)	(746,861)
FTSE 100 Index	111	December-2020	8,000,338	(668,922)	(668,922)
Hang Seng Index	42	November-2020	6,543,657	(154,019)	(154,019)
MSCI Emerging Markets Index	91	December-2020	5,013,645	73,310	73,310
S&P/TSX 60 Index	78	December-2020	10,835,578	(429,042)	(429,042)
Tokyo Stock Price Index	165	December-2020	24,790,582	(430,180)	(430,180)
Subtotal				(2,081,981)	(2,081,981)
Interest Rate Risk
Australia 10 Year Bonds	463	December-2020	48,658,302	223,759	223,759
Canada 10 Year Bonds	260	December-2020	29,475,644	(149,500)	(149,500)
Long Gilt	126	December-2020	22,147,446	(23,588)	(23,588)
U.S. Treasury Long Bonds	70	December-2020	12,072,812	(261,434)	(261,434)
Subtotal				(210,763)	(210,763)
Subtotal–Long Futures Contracts				(2,580,941)	(2,580,941)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a) –(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Corn	166	December-2020	$(3,307,550)	$(541,085)	$(541,085)
KC HRW Wheat	37	December-2020	(1,001,313)	(107,945)	(107,945)
Lean Hogs	166	December-2020	(4,354,180)	(935,688)	(935,688)
LME Copper	4	November-2020	(671,375)	(61,037)	(61,037)
LME Nickel	33	November-2020	(2,995,344)	83,604	83,604
LME Zinc	28	November-2020	(1,760,675)	21,641	21,641
Low Sulphur Gas Oil	44	December-2020	(1,350,800)	308,055	308,055
Natural Gas	257	November-2020	(8,619,780)	(1,077,360)	(1,077,360)
New York Harbor Ultra-Low Sulfur Diesel	28	March-2021	(1,316,767)	54,173	54,173
WTI Crude	14	April-2021	(528,640)	34,391	34,391
Subtotal				(2,221,251)	(2,221,251)
Equity Risk
E-Mini S&P 500 Index	76	December-2020	(12,405,860)	475,342	475,342
MSCI EAFE Index	273	December-2020	(24,350,235)	1,331,686	1,331,686
Subtotal				1,807,028	1,807,028
Interest Rate Risk
10 Year Mini Japanese Government Bonds	55	December-2020	(7,978,796)	(114)	(114)
Subtotal–Short Futures Contracts				(414,337)	(414,337)
Total Futures Contracts				$(2,995,278)	$(2,995,278)

(a)	Futures contracts collateralized by $24,130,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Merrill Lynch International	Pay	MLCX Dynamic Enhanced Copper Excess Return Index	0.25%	Monthly	5,710	September-2021	$3,539,571	$—	$0	$0
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.30	Monthly	31,900	July-2021	2,704,992	—	28,549	28,549
Subtotal – Appreciation								—	28,549	28,549
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26	Monthly	12,700	July-2021	6,786,705	—	(33,458)	(33,458)
Total –Total Return Swap Agreements								$—	$(4,909)	$(4,909)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $530,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Long Futures Contracts	Percentage
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Long Futures Contracts	Percentage

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $57,981,651)	$57,690,030
Investments in affiliated money market funds, at value (Cost $98,151,854)	98,149,448
Other investments:
Unrealized appreciation on LME futures contracts	528,495
Swaps receivable – OTC	21,805
Unrealized appreciation on swap agreements – OTC	28,549
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	24,130,000
Cash collateral – exchange-traded options contracts	4,095,000
Cash collateral – OTC Derivatives	530,000
Foreign currencies, at value (Cost $21,573)	22,215
Receivable for:
Fund shares sold	4,457
Dividends	86,595
Investment for trustee deferred compensation and retirement plans	24,515
Other assets	52,682
Total assets	185,363,791

Liabilities:
Other investments:
Options written, at value (premiums received $392,370)	380,460
Variation margin payable-futures contracts	881,742
Swaps payable – OTC	1,927
Unrealized depreciation on LME futures contracts	61,037
Unrealized depreciation on swap agreements – OTC	33,458
Payable for:
Fund shares reacquired	10,939
Accrued fees to affiliates	547,040
Accrued other operating expenses	115,271
Trustee deferred compensation and retirement plans	25,535
Total liabilities	2,057,409
Net assets applicable to shares outstanding	$183,306,382

Net assets consist of:

Shares of beneficial interest	$187,869,601
Distributable earnings (loss)	(4,563,219)
$183,306,382

Net Assets:

Class A	$2,110,939
Class C	$827,749
Class R	$98,294
Class Y	$10,377,046
Class R5	$7,859
Class R6	$169,884,495

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	257,911
Class C	102,442
Class R	12,033
Class Y	1,258,206
Class R5	952
Class R6	20,631,888
Class A:
Net asset value per share	$8.18
Maximum offering price per share (Net asset value of $8.18 ÷ 94.50%)	$8.66
Class C:
Net asset value and offering price per share	$8.08
Class R:
Net asset value and offering price per share	$8.17
Class Y:
Net asset value and offering price per share	$8.25
Class R5:
Net asset value and offering price per share	$8.26
Class R6:
Net asset value and offering price per share	$8.23

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $9,731)	$225,464

Dividends from affiliated money market funds	88,507

Interest	88,244

Total investment income	402,215

Expenses:
Advisory fees	700,615

Administrative services fees	3,178

Custodian fees	15,670

Distribution fees:
Class A	7,673

Class C	18,707

Class R	540

Transfer agent fees – A, C, R and Y	25,804

Transfer agent fees – R5	8

Transfer agent fees – R6	45,141

Trustees’ and officers’ fees and benefits	17,448

Registration and filing fees	65,694

Reports to shareholders	20,137

Professional services fees	70,703

Other	46,830

Total expenses	1,038,148

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(289,731)

Net expenses	748,417

Net investment income (loss)	(346,202)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(33,994)

Foreign currencies	15,899

Futures contracts	(827,660)

Option contracts written	271,449

Swap agreements	166,762

(407,544)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(291,066)

Foreign currencies	1,074

Futures contracts	(3,165,529)

Option contracts written	30,758

Swap agreements	4,422

(3,420,341)

Net realized and unrealized gain (loss)	(3,827,885)

Net increase (decrease) in net assets resulting from operations	$(4,174,087)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income (loss)	$(346,202)	$348,757

Net realized gain (loss)	(407,544)	564,468

Change in net unrealized appreciation (depreciation)	(3,420,341)	2,139,695

Net increase (decrease) in net assets resulting from operations	(4,174,087)	3,052,920

Distributions to shareholders from distributable earnings:

Class A	(346,939)	(8,941)

Class C	(189,555)	(2,712)

Class R	(8,631)	(132)

Class Y	(1,267,811)	(90,851)

Class R5	(666)	(26)

Class R6	(22,043)	(1,402)

Total distributions from distributable earnings	(1,835,645)	(104,064)

Share transactions–net:

Class A	(2,219,668)	140,945

Class C	(2,100,202)	(3,216,646)

Class R	(11,807)	20,547

Class Y	(4,743,301)	(14,993,601)

Class R6	171,930,483	(226,782)

Net increase (decrease) in net assets resulting from share transactions	162,855,505	(18,275,537)

Net increase (decrease) in net assets	156,845,773	(15,326,681)

Net assets:

Beginning of year	26,460,609	41,787,290

End of year	$183,306,382	$26,460,609

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/20	$ 9.47	$(0.06)	$(0.56)	$(0.62)	$(0.67)	$ –	$(0.67)	$ 8.18	(7.02)%	$2,111	1.38	%(d)	1.85	%(d)	(0.75	)%(d)	120%
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	–	(0.02)	9.47	7.67	4,982	1.37	(e)	2.12	(e)	0.87	(e)	0
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	–	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29		94
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	–	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)		25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	–	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Class C
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	–	(0.55)	8.08	(7.61)	828	2.13	(d)	2.60	(d)	(1.50	)(d)	120
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	–	(0.00)	9.30	6.82	3,329	2.12	(e)	2.87	(e)	0.12	(e)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	–	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)		94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	–	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)		25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	–	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Class R
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	–	(0.63)	8.17	(7.22)	98	1.63	(d)	2.10	(d)	(1.00	)(d)	120
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	–	(0.01)	9.44	7.41	128	1.62	(e)	2.37	(e)	0.62	(e)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	–	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04		94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	–	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)		25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	–	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Class Y
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	–	(0.70)	8.25	(6.66)	10,377	1.13	(d)	1.60	(d)	(0.50	)(d)	120
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	–	(0.03)	9.54	7.88	17,768	1.12	(e)	1.87	(e)	1.12	(e)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	–	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Class R5
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	–	(0.70)	8.26	(6.55)	8	1.13	(d)	1.58	(d)	(0.50	)(d)	120
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	–	(0.03)	9.54	7.76	9	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54		94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	–	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Class R6
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	–	(0.70)	8.23	(6.77)	169,884	1.13	(d)	1.58	(d)	(0.50	)(d)	120
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	–	(0.03)	9.53	7.89	244	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	–	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,068, $1,870, $108, $13,519, $8 and $45,119 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the years ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

25	Invesco Macro Allocation Strategy Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized

26	Invesco Macro Allocation Strategy Fund

gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

27	Invesco Macro Allocation Strategy Fund

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

P.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4)

28	Invesco Macro Allocation Strategy Fund

extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $222,723 and reimbursed class level expenses of $3,606, $2,235, $126, $15,806, $8 and $45,141 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $341 in front-end sales commissions from the sale of Class A shares and $0 and $11 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$18,404,319	$16,951,325	$–	$35,355,644

U.S. Treasury Securities	–	22,334,386	–	22,334,386

Money Market Funds	98,149,448	–	–	98,149,448

Total Investments in Securities	116,553,767	39,285,711	–	155,839,478

Other Investments - Assets*

Futures Contracts	5,388,788	–	–	5,388,788

Swap Agreements	–	28,549	–	28,549

	5,388,788	28,549	–	5,417,337

29	Invesco Macro Allocation Strategy Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(8,384,066)	$–	$–	$(8,384,066)

Options Written	(380,460)	–	–	(380,460)

Swap Agreements	–	(33,458)	–	(33,458)

	(8,764,526)	(33,458)	–	(8,797,984)

Total Other Investments	(3,375,738)	(4,909)	–	(3,380,647)

Total Investments	$113,178,029	$39,280,802	$–	$152,458,831

*	Futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of

October 31, 2020:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,010,958	$2,154,071	$223,759	$5,388,788

Unrealized appreciation on swap agreements – OTC	28,549	-	-	28,549

Total Derivative Assets	3,039,507	2,154,071	223,759	5,417,337

Derivatives not subject to master netting agreements	(3,010,958)	(2,154,071)	(223,759)	(5,388,788)

Total Derivative Assets subject to master netting agreements	$28,549	$-	$-	$28,549

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(5,520,406)	$(2,429,024)	$(434,636)	$(8,384,066)

Unrealized depreciation on swap agreements – OTC	(33,458)	-	-	(33,458)

Options written, at value – Exchange-Traded	-	(380,460)	-	(380,460)

Total Derivative Liabilities	(5,553,864)	(2,809,484)	(434,636)	(8,797,984)

Derivatives not subject to master netting agreements	5,520,406	2,809,484	434,636	8,764,526

Total Derivative Liabilities subject to master netting agreements	$(33,458)	$-	$-	$(33,458)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
			Net Value of			Net
Counterparty	Swap Agreements	Swap Agreements	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$ -	$(34,266)	$(34,266)	$-	$34,266	$ -

Merrill Lynch International	21,805	(770)	21,035	-	-	21,035

Morgan Stanley Capital Services LLC	28,549	(349)	28,200	-	-	28,200

Total	$50,354	$(35,385)	$ 14,969	$-	$34,266	$49,235

30	Invesco Macro Allocation Strategy Fund

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$2,115,518	$(2,482,914)	$(460,264)	$(827,660)

Options written	-	271,449	-	271,449

Swap agreements	166,762	-	-	166,762

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(2,492,126)	(593,229)	(80,174)	(3,165,529)

Options written	-	30,758	-	30,758

Swap agreements	4,422	-	-	4,422

Total	$(205,424)	$(2,773,936)	$(540,438)	$(3,519,798)

The table below summarizes the average notional value of derivatives held during the period.

		Index
	Futures	Options	Swap
	Contracts	Written	Agreements

Average notional value	$113,681,049	$8,420,100	$9,163,232

Average Contracts	-	137	—

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $86.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,835,645	$104,064

* Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period-End:
		2020

Net unrealized appreciation (depreciation) – investments		$(1,092,203)

Net unrealized appreciation – foreign currencies		1,074

Temporary book/tax differences		(19,775)

Late-Year ordinary loss deferral		(218,169)

Capital loss carryforward		(3,234,146)

Shares of beneficial interest		187,869,601

Total net assets		$183,306,382

31	Invesco Macro Allocation Strategy Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,801,661	$1,432,485	$3,234,146

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $43,354,370 and $7,662,727, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,150,000 and $9,251,875, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,893,718

Aggregate unrealized (depreciation) of investments	(7,985,921)

Net unrealized appreciation (depreciation) of investments	$(1,092,203)

Cost of investments for tax purposes is $153,551,034.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary and net operating losses, on October 31, 2020, undistributed net investment income (loss) was increased by $128,047, undistributed net realized gain (loss) was increased by $689,864 and shares of beneficial interest was decreased by $817,911. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	40,646	$333,600	160,245	$1,447,381

Class C	30,721	251,039	31,584	283,409

Class R	1,307	10,681	2,178	20,426

Class Y	312,667	2,686,841	1,133,962	10,444,941

Class R6(b)	20,736,821	173,033,857	29,770	277,704

Issued as reinvestment of dividends:
Class A	28,184	247,461	738	6,626

Class C	19,893	173,465	275	2,441

Class R	915	8,030	13	121

Class Y	117,375	1,036,418	6,331	57,167

Class R6	2,426	21,377	153	1,376

Automatic conversion of Class C shares to Class A shares:
Class A	21,452	178,384	131,466	1,235,964

Class C	(21,662)	(178,384)	(133,522)	(1,235,964)

32	Invesco Macro Allocation Strategy Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(358,612)	$(2,979,113)	(275,862)	$(2,549,026)

Class C	(284,321)	(2,346,322)	(248,288)	(2,266,532)

Class R	(3,791)	(30,518)	-	-

Class Y	(1,033,615)	(8,466,560)	(2,725,709)	(25,495,709)

Class R6	(132,923)	(1,124,751)	(54,011)	(505,862)

Net increase (decrease) in share activity	19,477,483	$162,855,505	(1,940,677)	$(18,275,537)

(a)	93% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On July 21, 2020 and August 5, 2020, 10,452,000 Class R6 shares valued at $86,438,040 and 10,173,395 Class R6 shares valued at $85,659,987, respectively, were sold to affiliated mutual funds.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

33	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,026.30	$6.98	$1,018.25	$6.95	1.37%
Class C	1,000.00	1,022.80	10.73	1,014.53	10.68	2.11
Class R	1,000.00	1,025.10	8.25	1,016.99	8.21	1.62
Class Y	1,000.00	1,027.40	5.71	1,019.51	5.69	1.12
Class R5	1,000.00	1,028.60	5.81	1,019.41	5.79	1.14
Class R6	1,000.00	1,027.40	5.76	1,019.46	5.74	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

35	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays 3-Month Treasury Bellwether Index. The Board noted that performance of Class Y shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s exposure to and tactical positioning in the commodities asset class detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

36	Invesco Macro Allocation Strategy Fund

regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37	Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	42.58%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and
President, Invesco Ltd. (ultimate parent of Invesco and a
global investment management firm); Trustee and Vice
Chair, The Invesco Funds; Vice Chair, Investment
Company Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.);
Chairman and Chief Executive Officer, Invesco Advisers,
Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding
Company (US), Inc. (formerly IVZ Inc.) (holding
company), Invesco Group Services, Inc. (service
provider) and Invesco North American Holdings, Inc.
(holding company); Director, Chief Executive Officer and
President, Invesco Holding Company Limited (parent of
Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company
Institute and President, Co-Chief Executive Officer,
Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global
investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman
of the Audit Committee,
ALPS (Attorneys
Liability Protection
Society) (insurance
company); Director and
Member of the Audit
Committee and
Compensation
Committee, Ferroglobe
PLC (metallurgical
				company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of
Directors of Caron
Engineering Inc.;
Advisor, Board of
Advisors of Caron
Engineering Inc.;
President and Director,
Acton Shapleigh Youth
Conservation Corps
(non-profit); and Vice
President and Director
of Grahamtastic
				Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies,
Inc. (Technology);
Vulcan Materials
Company (construction
materials company);
Trilinc Global Impact
Fund; Genesee &
Wyoming, Inc.
(railroads); Investment
Company Institute
(professional
organization);
Independent Directors
Council (professional
				organization)

T-2	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman -1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for
Asset Management Services and U.S. Mutual Fund
Leader of Deloitte & Touche LLP; General Counsel of
the Investment Company Institute (trade association);
National Director of the Investment Management
Regulatory Consulting Practice, Principal, Director and
Senior Manager of Deloitte & Touche LLP; Assistant
Director of the Division of Investment Management -
Office of Disclosure and Investment Adviser Regulation
of the U.S. Securities and Exchange Commission and
various positions with the Division of Investment
Management – Office of Regulatory Policy of the U.S.
Securities and Exchange Commission; Associate at
Ropes & Gray LLP; Advisory Board Member of the
Securities and Exchange Commission Historical Society;
and Trustee of certain Oppenheimer Funds	199	Trustee of the University
of Florida National
Board Foundation and
Audit Committee
Member; Member of the
Cartica Funds Board of
Directors (private
investment funds);
Member of the
University of Florida Law
Center Association, Inc.
Board of Trustees and
Audit Committee
				Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis -1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank
System; Managing Director of Carmona Motley Inc.
(privately held financial advisor); Member of the Council
on Foreign Relations and its Finance and Budget
Committee; Chairman Emeritus of Board of Human
Rights Watch and Member of its Investment Committee;
and Member of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors,
LLC (privately held financial advisor); Managing Director
of Carmona Motley Hoffman, Inc. (privately held financial
advisor); Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp. (privately
held financial advisor)); and Member of the Vestry of
Trinity Church Wall Street

199	Member of Board of
Greenwall Foundation
(bioethics research
foundation) and its
Investment Committee;
Member of Board of
Friends of the LRC
(non-profit legal
advocacy); Board
Member and Investment
Committee Member of
Pulizer Center for Crisis
Reporting (non-profit
				journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and
Chairman of Audit
Committee of AMG
National Trust Bank;
Trustee and Investment
Committee member,
University of South
Dakota Foundation;
Board member, Audit
Committee Member and
past Board Chair, Junior
				Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President
and Principal Executive Officer, The Invesco Funds;
Senior Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal
Financial Officer, The Invesco Funds; Vice President,
Invesco AIM Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private Asset
Management, Inc.; Assistant Vice President and
Assistant Treasurer, The Invesco Funds; Vice President
and Assistant Vice President, Invesco Advisers, Inc.,;
Assistant Vice President, Invesco AIM Capital
Management, Inc. and Invesco AIM Private Asset
Management, Inc.; and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust and
Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice
President and Secretary, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as
Invesco AIM Distributors, Inc.); Vice President and
Secretary, Invesco Investment Services, Inc. (formerly
known as Invesco AIM Investment Services, Inc.) Senior
Vice President, Chief Legal Officer and Secretary, The
Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General
Counsel, Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal Officer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary,
Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
; Secretary and Vice President, Harbourview Asset
Management Corporation; Secretary and Vice President,
OppenheimerFunds, Inc. and Invesco Managed
Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.;
Head of Legal, Worldwide Institutional, Invesco Ltd.;
Secretary and General Counsel, INVESCO Private
Capital Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco Management
Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary,
INVESCO Asset Management (Bermuda) Ltd.; Secretary
and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO
Realty, Inc.; Secretary and General Counsel, Invesco
Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director,
Invesco Ltd.; Director and Senior Vice President, Invesco
Advisers, Inc. (formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly
known as Invesco AIM Investment Services, Inc.)
(registered transfer agent); Senior Vice President, The
Invesco Funds; Director, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Director, President and Chairman,
Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and
Chief Executive, Invesco Asset Management Limited and
Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser);
Director and Chief Executive, Invesco Administration
Services Limited and Invesco Global Investment Funds
Limited; Director, Invesco Distributors, Inc.; Head of
EMEA, Invesco Ltd.; President, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust,
Invesco Actively Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India
Exchange-Traded Fund Trust; Managing Director and
Principal Executive Officer, Invesco Capital Management
LLC

			N/A	N/A

T-5	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Macro Allocation Strategy Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Multi-Asset Income Fund Nasdaq: A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco Multi-Asset Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Multi-Asset Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.97%
Class C Shares	-9.68
Class R Shares	-9.11
Class Y Shares	-8.75
Class R5 Shares	-8.81
Class R6 Shares	-8.68
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.19
Custom Invesco Multi-Asset Income Index⬛ (Style-Specific Index)	6.09
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	3.76

Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.; ◆ Lipper Inc.

Market conditions and your Fund

The fiscal year ended October 31, 2020, provided a challenging environment for Invesco Multi-Asset Income Fund as it reported negative absolute performance. The fiscal year started off strong with positive investor sentiment due to reaching a US-China trade resolution, and evidence that prior central bank policy actions were beginning to have the intended effects helped to push the prices of risky assets higher. This resulted in a decline in enthusiasm for bonds as safe-haven assets were eschewed in favor of riskier assets. Gains were erased in the first quarter of 2020 as the health crisis from the global spread of the COVID-19 virus was coupled with an oil price war between Saudi Arabia and Russia and a credit and liquidity crisis stemming from the sharp drop in prices for risky assets. Global equity markets witnessed one of the most rapid descents into bear market territory on record. From peak to trough (February 13, 2020 to March 23, 2020), most of the Fund’s strategic asset classes posted large negative returns with core positions, such as high yield debt, preferred stock, and emerging debt declining by 15-30%. Smaller allocations, such as equity real estate investment trusts (REITs) and Master Limited Partnerships (MLPs), were down more than 40% and 60%, respectively. The Fund’s equity-linked notes (ELN) structure, however, limited the impact of equity REITs and MLPs to ~60% of their drawdowns. The Fund’s rally since the bottom of the crisis has been strong, both in absolute terms and on a relative basis. With the exception of long US Treasuries, with a flat return, all strategic asset classes have had impressive gains from March 23, 2020 through the end of the fiscal year.

    Exposure to US MLPs was the top detractor from Fund performance during the fiscal year. The asset class suffered the steepest declines during the pandemic-induced pull-back in March due to several factors. An oil price war between Saudi Arabia and Russia sent energy prices sharply lower which prompted concerns that US energy producers would be forced to reduce output as production potentially had become uneconomical. This in turn had the potential to lead to a credit crisis for some firms. This fear of lower production led to concerns that MLP revenue would be impacted as lower production would mean less product would be passing through MLP firms’ infrastructure. The sharp decline in MLP shares likely led to forced liquidation by levered players in the space exacerbating already sharp declines. Additionally, efforts to curtail the spread of the COVID-19 outbreak had a meaningful impact on economic activity leading to fears of demand destruction for energy. The Fund’s exposure to MLPs is obtained through equity-linked notes which helped to buffer losses and outperformed the Alerian MLP index, the leading gauge of energy MLPs, by 20% during the drawdown. Demand rebounded from March lows but still remained suppressed in the remaining months of the fiscal year as OPEC, Russia and the US reduced supply.

    US REITs also detracted from Fund performance with losses primarily concentrated around the March market pullback. The asset class began the fiscal year on a positive note, benefitting from lower interest rates. Gains were erased in February and March as the efforts to contain the spread of COVID-19, which included shuttering non-essential businesses and limiting gatherings to just a handful of people, created fears for the outlook for revenues. Further, concerns about how the future for different property types may change once the COVID-19 pandemic is behind us may hit certain segments of the REIT space (retail, office) while potentially benefitting others (distribution centers). Performance rebounded in April as aggressive fiscal and monetary stimulus packages were deployed, keeping interest rates low. The gains were muted at the end of the fiscal year as the US witnessed an uptick of new COVID-19 cases, which led to an increased focus on containment measures and increased consumer anxiety.

    US preferred equities and emerging market government bonds also detracted from Fund performance during the fiscal year, as gains from April through October were unable to recover losses from the first quarter. Preferred equities were negatively impacted by investors’ dash for cash as investors indiscriminately sold their positions with no regard for credit quality and the underlying company’s viability as an operating business. Performance improved once volatility subsided and investor confidence improved. The negative performance of emerging market government debt was impacted by a country’s ability to service foreign currency denominated debt which is contingent, not only on the currency’s valuation, but also the country’s ability to attract foreign investment. With uncertainty around the effects of COVID-19, the specter of a global economic slowdown sent performance tumbling. Performance improved in the remaining months due to the softening dollar which made foreign currency denominated debt easier to service.

    The Fund’s high yield debt exposure contributed to Fund results as gains outweighed the losses incurred in March. Similar to preferred equities, high yield assets experienced indiscriminate selling as investors sought cash with complete disregard to credit rating. Performance improved following the roll out of unprecedented stimulus packages which boosted investor confidence to take up additional risk. US Treasuries also contributed to performance and provided a buffer to performance during the March drawdown.

    In May 2020, the Fund implemented a new equity income sleeve intended to diversify equity exposure through ELNs. The Fund now has a more diversified hedged equity portfolio with exposure to utilities, consumer staples, equity REITs, and energy (both large cap stocks and MLPs). We intend to manage the Fund so that no single common equity sector accounts for more than 8% of the portfolio.

    The Fund’s tactical positioning, obtained by the use of futures, detracted from performance over the fiscal year with losses primarily concentrated in February and March. The speed of the drawdown was extremely rapid. Our tactical risk management overall is not designed to react to short term movements (up or down), which we believe helps us avoid “whipsaws” and adds more value over the long-term than if we reacted to short-term gyrations.

4 Invesco Multi-Asset Income Fund

    As anticipated, volatility returned to markets toward the end of the fiscal year as markets seemed to need a respite after trading hot in the second quarter of the 2020. In our opinion, the environment will continue to be dominated by events directly and indirectly related to the US elections, agreements over further economic stimulus programs, the containment of the virus and the production of the proverbial effective vaccine. With that in mind, it seems appropriate to anticipate a continuation of market uncertainty.

    Please note that our strategy utilizes derivative instruments that includes futures. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Peter Hubbard

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5 Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/14/11

1 Source: Invesco, RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	3.88%
5 Years	2.50
1 Year	-13.99

Class C Shares
Inception (12/14/11)	3.83%
5 Years	2.89
1 Year	-10.54

Class R Shares
Inception (12/14/11)	4.29%
5 Years	3.45
1 Year	-9.11

Class Y Shares
Inception (12/14/11)	4.79%
5 Years	3.93
1 Year	-8.75

Class R5 Shares
Inception (12/14/11)	4.80%
5 Years	3.93
1 Year	-8.81

Class R6 Shares
Inception (9/24/12)	4.78%
5 Years	3.94
1 Year	-8.68

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Multi-Asset Income Fund

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Custom Invesco Multi-Asset Income Index comprises the following indexes: 60% of the Bloomberg Barclays U.S. Aggregate Bond Index and 40% of the MSCI World Index. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market. The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Multi-Asset Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	37.87%
Preferred Stocks	21.55
Equity Linked Notes	20.07
U.S. Treasury Securities	7.56
Security Types Each Less Than 1% of Portfolio	0.81
Money Market Funds Plus Other Assets Less Liabilities	12.14

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury Bonds	7.51%
2. Republic of Indonesia Bond	0.83
3. Colombia Government International Bond	0.74
4. Turkey Government International Bond	0.58
5. Saudi Government Bond	0.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2020

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–37.87%

Aerospace & Defense–0.68%
Bombardier, Inc. (Canada), 5.75%, 03/15/2022(b)	$663,000	$630,513
6.00%, 10/15/2022(b)	790,000	719,394
7.50%, 03/15/2025(b)	3,525,000	2,568,844
7.88%, 04/15/2027(b)	1,486,000	1,084,780
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,064,000	4,056,380
TransDigm, Inc., 6.50%, 07/15/2024	615,000	615,384
6.50%, 05/15/2025	391,000	391,733
6.25%, 03/15/2026(b)	420,000	438,377
Triumph Group, Inc., 8.88%, 06/01/2024(b)	600,000	638,055
7.75%, 08/15/2025(c)	2,635,000	1,709,456
		12,852,916

Agricultural & Farm Machinery–0.18%
Titan International, Inc., 6.50%, 11/30/2023	4,268,000	3,344,597

Airlines–0.17%
Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	2,038,000	2,226,120
7.38%, 01/15/2026	898,000	929,100
		3,155,220

Alternative Carriers–0.12%
Level 3 Financing, Inc., 5.38%, 05/01/2025	1,268,000	1,306,503
5.25%, 03/15/2026	135,000	139,543
3.63%, 01/15/2029(b)	847,000	821,060
		2,267,106

Apparel Retail–0.26%
L Brands, Inc., 6.88%, 11/01/2035	3,395,000	3,452,291
6.75%, 07/01/2036	190,000	192,294
Michaels Stores, Inc., 8.00%, 07/15/2027(b)(c)	1,280,000	1,320,563
		4,965,148

Apparel, Accessories & Luxury Goods–0.06%
William Carter Co. (The), 5.50%, 05/15/2025(b)	178,000	187,234
5.63%, 03/15/2027(b)	853,000	896,716
		1,083,950

Auto Parts & Equipment–0.40%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)	1,328,000	1,273,061
Clarios Global L.P., 6.75%, 05/15/2025(b)	620,000	656,685
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	1,244,000	1,299,731

	Principal Amount	Value
Auto Parts & Equipment–(continued)
Dana, Inc., 5.50%, 12/15/2024	$1,302,000	$1,323,971
5.38%, 11/15/2027	1,107,000	1,145,053
5.63%, 06/15/2028	245,000	257,577
Tenneco, Inc., 5.00%, 07/15/2026	2,041,000	1,566,468
		7,522,546

Automobile Manufacturers–0.49%
Ford Motor Co., 4.75%, 01/15/2043	1,475,000	1,368,984
Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	37,000	37,981
5.13%, 06/16/2025	682,000	711,694
5.11%, 05/03/2029	2,829,000	2,942,160
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	3,958,000	4,220,693
		9,281,512

Automotive Retail–0.56%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	3,864,000	4,107,509
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,465,000	1,468,663
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	489,000	507,898
4.63%, 12/15/2027(b)	990,000	1,043,930
4.38%, 01/15/2031(b)	297,000	307,209
Murphy Oil USA, Inc., 5.63%, 05/01/2027	791,000	833,366
4.75%, 09/15/2029	223,000	234,109
Penske Automotive Group, Inc., 5.50%, 05/15/2026	2,028,000	2,096,445
		10,599,129

Broadcasting–0.25%
AMC Networks, Inc., 5.00%, 04/01/2024	124,000	124,775
4.75%, 08/01/2025	607,000	607,000
Gray Television, Inc., 7.00%, 05/15/2027(b)	1,591,000	1,718,280
iHeartCommunications, Inc., 8.38%, 05/01/2027	1,793,000	1,751,877
TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	849,000	499,849
		4,701,781

Building Products–0.06%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	1,170,000	1,208,756

Cable & Satellite–1.39%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	2,239,000	2,339,755
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026(b)	5,902,000	6,125,745
5.00%, 02/01/2028(b)	1,996,000	2,103,784
4.50%, 08/15/2030(b)	290,000	301,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CSC Holdings LLC, 5.50%, 05/15/2026(b)	$623,000	$647,920
6.50%, 02/01/2029(b)	2,393,000	2,659,568
4.63%, 12/01/2030(b)	3,565,000	3,568,975
DISH DBS Corp., 5.88%, 11/15/2024	2,395,000	2,412,962
7.75%, 07/01/2026	169,000	179,351
DISH Network Corp., Conv., 3.38%, 08/15/2026	2,055,000	1,821,572
Intelsat Jackson Holdings S.A. (Luxembourg), 5.50%, 08/01/2023(d)	2,049,000	1,206,349
8.50%, 10/15/2024(b)(d)	1,613,000	1,000,060
9.75%, 07/15/2025(b)(d)	746,000	467,444
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	400,000	422,200
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	1,107,000	1,145,053
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	16,000	16,676
		26,419,015

Casinos & Gaming–0.89%
Boyd Gaming Corp., 8.63%, 06/01/2025(b)	621,000	680,585
6.38%, 04/01/2026	729,000	757,409
6.00%, 08/15/2026	567,000	583,018
4.75%, 12/01/2027	284,000	276,778
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	1,727,000	1,804,715
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	1,431,000	1,469,465
CCM Merger, Inc., 6.38%, 05/01/2026(b)	1,640,000	1,683,050
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2023(b)	375,000	184,140
MGM Resorts International, 7.75%, 03/15/2022	404,000	425,089
6.75%, 05/01/2025	1,584,000	1,668,704
4.63%, 09/01/2026	2,473,000	2,435,138
Scientific Games International, Inc., 8.63%, 07/01/2025(b)	626,000	651,622
8.25%, 03/15/2026(b)	593,000	601,424
7.00%, 05/15/2028(b)	1,713,000	1,704,435
Station Casinos LLC, 4.50%, 02/15/2028(b)	775,000	735,766
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	1,221,000	1,171,397
		16,832,735

Coal & Consumable Fuels–0.26%
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 01/15/2025(b)	568,000	581,845
4.13%, 02/15/2028(b)	413,000	430,522

	Principal Amount	Value
Coal & Consumable Fuels–(continued)
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	$4,358,000	$3,908,581
		4,920,948

Commodity Chemicals–0.21%
Koppers, Inc., 6.00%, 02/15/2025(b)	1,589,000	1,627,732
Olin Corp., 5.63%, 08/01/2029	2,247,000	2,325,634
		3,953,366

Communications Equipment–0.04%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	743,000	737,598

Construction & Engineering–0.16%
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	1,128,000	1,168,185
9.75%, 07/15/2028(b)	990,000	1,074,150
Pike Corp., 5.50%, 09/01/2028(b)	802,000	822,218
		3,064,553

Consumer Finance–0.31%
Navient Corp., 7.25%, 01/25/2022	630,000	651,656
7.25%, 09/25/2023	2,349,000	2,467,918
5.00%, 03/15/2027	750,000	701,415
OneMain Finance Corp., 8.88%, 06/01/2025	1,808,000	1,992,145
		5,813,134

Copper–0.37%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	2,424,000	2,437,635
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	3,996,000	4,582,913
		7,020,548

Data Processing & Outsourced Services–0.11%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	1,982,000	2,006,567

Department Stores–0.32%
Kohl’s Corp., 5.55%, 07/17/2045	1,721,000	1,557,288
Macy’s, Inc., 8.38%, 06/15/2025(b)	3,167,000	3,311,225
Nordstrom, Inc., 8.75%, 05/15/2025(b)	1,028,000	1,126,338
		5,994,851

Distributors–0.19%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(e)	3,499,000	3,535,810

Diversified Banks–0.63%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), 5.75%, 09/26/2023(b)	1,637,000	1,810,759
Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	1,441,000	1,222,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Credit Agricole S.A. (France), 8.13%(b)(f)(g)	$1,939,000	$2,281,621
Development Bank of Kazakhstan JSC (Kazakhstan), 4.13%, 12/10/2022(b)	1,250,000	1,310,313
Export-Import Bank of India (India), 3.88%, 02/01/2028(b)	1,961,000	2,070,090
Vnesheconombank Via VEB Finance PLC (Russia), 5.94%, 11/21/2023(b)	1,450,000	1,603,062
6.80%, 11/22/2025(b)	1,418,000	1,686,150
		11,984,443

Diversified Capital Markets–0.14%
Credit Suisse Group AG (Switzerland), 7.50%(b)(f)(g)	2,445,000	2,597,837

Diversified Chemicals–0.21%
CNAC HK Finbridge Co. Ltd. (China), 5.13%, 03/14/2028(b)	2,200,000	2,491,500
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	1,516,000	1,541,583
		4,033,083

Diversified Metals & Mining–0.32%
Corp. Nacional del Cobre de Chile (Chile), 5.63%, 09/21/2035(b)	1,450,000	1,868,597
6.15%, 10/24/2036(b)	1,390,000	1,874,620
5.63%, 10/18/2043(b)	95,000	126,456
4.88%, 11/04/2044(b)	105,000	128,554
4.50%, 08/01/2047(b)	1,740,000	2,050,026
		6,048,253

Diversified REITs–0.32%
Colony Capital, Inc., Conv., 5.00%, 04/15/2023	1,253,000	1,233,287
iStar, Inc., 4.75%, 10/01/2024	3,233,000	3,093,254
VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	515,000	514,678
3.75%, 02/15/2027(b)	517,000	519,182
4.13%, 08/15/2030(b)	679,000	688,336
		6,048,737

Electric Utilities–0.29%
DPL, Inc., 4.35%, 04/15/2029	1,091,000	1,184,232
NextEra Energy Capital Holdings, Inc., Series K, Investment Units, 5.25%, 06/01/2076	73,652	1,904,641
NRG Energy, Inc., 7.25%, 05/15/2026	541,000	572,643
5.25%, 06/15/2029(b)	990,000	1,075,204
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	864,000	847,260
		5,583,980

Electrical Components & Equipment–0.17%
EnerSys, 5.00%, 04/30/2023(b)	2,194,000	2,261,191
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	988,000	1,048,515
		3,309,706

	Principal Amount	Value
Electronic Components–0.02%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	$361,000	$357,841

Electronic Equipment & Instruments–0.10%
MTS Systems Corp., 5.75%, 08/15/2027(b)	1,834,000	1,853,486

Environmental & Facilities Services–0.10%
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	1,846,000	1,869,823

Food Distributors–0.10%
Prosperous Ray Ltd. (China), 4.63%,11/12/2023(b)	1,750,000	1,898,075

Food Retail–0.41%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 7.50%, 03/15/2026(b)	168,000	186,459
4.63%, 01/15/2027(b)	488,000	506,815
5.88%, 02/15/2028(b)	353,000	373,894
3.50%, 03/15/2029(b)	1,212,000	1,177,579
Fresh Market, Inc. (The), 9.75%, 05/01/2023(b)	2,350,000	2,253,074
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	1,355,000	1,383,862
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	1,919,000	1,907,006
		7,788,689

Forest Products–0.08%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	1,460,000	1,538,198

Gas Utilities–0.09%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,355,000	1,487,363
Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	195,000	209,206
		1,696,569

Health Care Equipment–0.06%
Hologic, Inc., 3.25%, 02/15/2029(b)	1,208,000	1,216,305

Health Care Facilities–0.67%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	1,477,000	1,515,616
Community Health Systems, Inc., 6.63%, 02/15/2025(b)	1,704,000	1,665,830
8.00%, 03/15/2026(b)	1,358,000	1,364,790
Encompass Health Corp., 4.75%, 02/01/2030	1,112,000	1,160,161
HCA, Inc., 5.38%, 02/01/2025	743,000	823,850
5.88%, 02/15/2026	1,322,000	1,495,512
5.38%, 09/01/2026	1,261,000	1,419,413
Tenet Healthcare Corp., 7.50%, 04/01/2025(b)	561,000	605,109
4.63%, 06/15/2028(b)	253,000	257,111
6.13%, 10/01/2028(b)	2,462,000	2,395,834
		12,703,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Health Care REITs–0.08%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	$1,362,000	$1,427,682

Health Care Services–0.57%
Akumin, Inc., 7.00%, 11/01/2025(b)	3,080,000	3,053,050
DaVita, Inc., 4.63%, 06/01/2030(b)	863,000	878,335
3.75%, 02/15/2031(b)	1,001,000	964,088
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	2,188,000	2,163,385
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	3,021,000	2,956,230
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	1,220,000	757,254
		10,772,342

Homebuilding–0.46%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	2,320,000	2,583,459
KB Home, 4.80%, 11/15/2029	733,000	793,014
Lennar Corp., 5.25%, 06/01/2026	1,133,000	1,290,215
Meritage Homes Corp., 6.00%, 06/01/2025	589,000	663,332
5.13%, 06/06/2027	328,000	363,608
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	958,000	1,035,838
5.75%, 01/15/2028(b)	1,264,000	1,406,990
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	600,000	636,741
		8,773,197

Hotel & Resort REITs–0.07%
Service Properties Trust, 4.95%, 10/01/2029	1,581,000	1,299,384

Hotels, Resorts & Cruise Lines–0.15%
Carnival Corp., 11.50%, 04/01/2023(b)	1,241,000	1,373,111
10.50%, 02/01/2026(b)	1,342,000	1,461,102
		2,834,213

Household Products–0.06%
Energizer Holdings, Inc., 7.75%, 01/15/2027(b)	891,000	968,406
4.75%, 06/15/2028(b)	245,000	252,453
		1,220,859

Housewares & Specialties–0.05%
Newell Brands, Inc., 4.88%, 06/01/2025	679,000	736,070
5.88%, 04/01/2036	252,000	296,100
		1,032,170

Independent Power Producers & Energy Traders–0.17%
AES Corp. (The), 5.50%, 04/15/2025	671,000	690,516
AES Panama Generation Holdings SRL (Panama), 4.38%, 05/31/2030(b)	720,000	763,877

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Calpine Corp., 5.13%, 03/15/2028(b)	$608,000	$627,772
5.00%, 02/01/2031(b)	1,140,000	1,165,593
		3,247,758

Industrial Machinery–0.51%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	3,859,000	3,718,706
EnPro Industries, Inc., 5.75%, 10/15/2026	2,826,000	2,977,361
Mueller Industries, Inc., 6.00%, 03/01/2027	2,847,000	2,914,075
		9,610,142

Integrated Oil & Gas–1.33%
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	2,483,000	2,527,815
KazMunayGas National Co. JSC (Kazakhstan), 6.38%, 10/24/2048(b)	1,000,000	1,334,740
Occidental Petroleum Corp., 2.70%, 08/15/2022	2,476,000	2,293,395
2.90%, 08/15/2024	952,000	793,968
3.20%, 08/15/2026	1,257,000	973,389
6.38%, 09/01/2028	605,000	530,509
3.50%, 08/15/2029	1,058,000	764,998
4.10%, 02/15/2047	2,302,000	1,508,501
Petroleos Mexicanos (Mexico), 6.88%, 10/16/2025(b)(c)	1,065,000	1,054,350
6.84%, 01/23/2030	3,100,000	2,774,190
6.63%, 06/15/2035	3,555,000	2,933,284
7.69%, 01/23/2050	4,600,000	3,828,649
Saudi Arabian Oil Co. (Saudi Arabia), 4.25%, 04/16/2039(b)	2,812,000	3,217,933
Sinopec Group Overseas Development (2012) Ltd. (China), 3.90%, 05/17/2022(b)	794,000	828,942
		25,364,663

Integrated Telecommunication Services–0.71%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	1,841,000	2,033,154
Altice France S.A. (France), 7.38%, 05/01/2026(b)	2,200,000	2,298,560
CommScope, Inc., 8.25%, 03/01/2027(b)	1,490,000	1,544,013
Embarq Corp., 8.00%, 06/01/2036	2,050,000	2,407,469
Frontier Communications Corp., 10.50%, 09/15/2022(d)	5,204,000	2,151,932
11.00%, 09/15/2025(d)	1,784,000	745,935
Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	202,000	239,405
7.20%, 07/18/2036	1,677,000	2,121,070
		13,541,538

Interactive Media & Services–0.23%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	1,823,000	1,698,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Interactive Media & Services–(continued)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	$3,003,000	$1,754,878
6.63%, 08/15/2027(b)(c)	2,352,000	979,020
		4,432,415

Internet & Direct Marketing Retail–0.08%
QVC, Inc., 5.45%, 08/15/2034	1,581,000	1,565,190

Investment Banking & Brokerage–0.25%
MDGH - GMTN B.V. (United Arab Emirates), 4.50%, 11/07/2028(b)	1,180,000	1,411,480
3.75%, 04/19/2029(b)	1,740,000	1,981,242
NFP Corp., 6.88%, 08/15/2028(b)	1,409,000	1,368,491
		4,761,213

IT Consulting & Other Services–0.12%
Gartner, Inc., 4.50%, 07/01/2028(b)	1,310,000	1,369,225
3.75%, 10/01/2030(b)	967,000	990,063
		2,359,288

Leisure Products–0.09%
Mattel, Inc., 6.75%, 12/31/2025(b)	1,587,000	1,670,714

Managed Health Care–0.20%
Centene Corp., 5.38%, 06/01/2026(b)	736,000	775,347
5.38%, 08/15/2026(b)	645,000	683,700
4.63%, 12/15/2029	839,000	914,535
3.00%, 10/15/2030	1,434,000	1,490,934
		3,864,516

Marine Ports & Services–0.20%
DP World PLC (United Arab Emirates), 6.85%, 07/02/2037(b)	3,000,000	3,776,403

Metal & Glass Containers–0.08%
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	1,561,000	1,581,137

Movies & Entertainment–0.20%
AMC Entertainment Holdings, Inc., 10.50%, 04/24/2026(b)	527,000	271,405
Netflix, Inc., 5.88%, 11/15/2028	2,754,000	3,295,381
5.38%, 11/15/2029(b)	270,000	316,575
		3,883,361

Multi-Utilities–0.28%
Dominion Energy, Inc., Series A, Investment Units, 5.25%, 07/30/2076	91,215	2,340,577
DTE Energy Co., Series B, Investment Units, 5.38%, 06/01/2076	35,820	920,932
Series F, Investment Units, 6.00%, 12/15/2076	33,432	879,261
Series E, Investment Units, 5.25%, 12/01/2077	47,761	1,269,010
		5,409,780

	Principal Amount	Value
Oil & Gas Drilling–0.25%
Diamond Offshore Drilling, Inc., 4.88%, 11/02/2043(d)	$462,000	$32,340
Nabors Industries, Inc., 5.75%, 02/01/2025	473,000	126,291
Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	144,000	107,010
5.25%, 11/15/2024	1,351,000	878,994
Rockies Express Pipeline LLC, 4.80%, 05/15/2030(b)	2,000,000	1,899,250
6.88%, 04/15/2040(b)	1,577,000	1,624,310
Valaris PLC (United Kingdom), 7.75%, 02/01/2026(d)	2,387,000	114,946
		4,783,141

Oil & Gas Equipment & Services–0.19%
Oceaneering International, Inc., 6.00%, 02/01/2028	120,000	89,100
Oil and Gas Holding Co. BSCC (The) (Bahrain), 7.50%, 10/25/2027(b)	1,000,000	1,057,678
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	2,500,000	2,517,250
		3,664,028

Oil & Gas Exploration & Production–1.17%
Antero Resources Corp., 5.63%, 06/01/2023(c)	763,000	641,874
5.00%, 03/01/2025	1,693,000	1,272,924
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(b)	264,000	257,400
CNX Resources Corp., 7.25%, 03/14/2027(b)	2,206,000	2,330,132
Comstock Resources, Inc., 9.75%, 08/15/2026	2,138,000	2,255,590
Continental Resources, Inc., 4.50%, 04/15/2023	1,980,000	1,899,711
3.80%, 06/01/2024	305,000	284,603
Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	325,000	337,695
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	12,000	10,345
6.25%, 05/15/2026	2,951,000	2,368,797
7.75%, 02/01/2028	1,691,000	1,405,120
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	3,400,000	3,126,368
QEP Resources, Inc., 5.63%, 03/01/2026(c)	2,618,000	1,667,666
SM Energy Co., 10.00%, 01/15/2025(b)	1,133,000	1,082,723
6.75%, 09/15/2026	725,000	281,706
6.63%, 01/15/2027	1,154,000	436,102
Southwestern Energy Co., 7.50%, 04/01/2026	510,000	519,843
7.75%, 10/01/2027	568,000	587,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
WPX Energy, Inc., 5.75%, 06/01/2026	$940,000	$966,790
5.25%, 10/15/2027	235,000	236,081
5.88%, 06/15/2028	117,000	119,781
4.50%, 01/15/2030	110,000	105,765
		22,194,541

Oil & Gas Refining & Marketing–0.66%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022(c)	925,000	919,001
9.25%, 07/15/2024(b)	1,703,000	1,864,785
EnLink Midstream Partners L.P., 5.60%, 04/01/2044	759,000	471,942
NuStar Logistics L.P., 6.00%, 06/01/2026	701,000	693,440
Parkland Corp. (Canada), 6.00%, 04/01/2026(b)	2,391,000	2,473,191
Petroliam Nasional Bhd. (Malaysia), 7.63%, 10/15/2026(b)	1,920,000	2,597,353
Petronas Capital Ltd. (Malaysia), 4.50%, 03/18/2045(b)	1,250,000	1,602,670
4.55%, 04/21/2050(b)	1,582,000	1,997,977
		12,620,359

Oil & Gas Storage & Transportation–1.00%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	1,587,000	1,897,370
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	220,000	206,294
5.75%, 03/01/2027(b)	155,000	139,791
5.75%, 01/15/2028(b)	2,174,000	1,940,078
EQM Midstream Partners L.P., 6.50%, 07/01/2027(b)	1,239,000	1,301,210
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029(b)	2,235,000	2,307,470
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	2,339,000	2,191,351
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	3,343,000	1,724,537
Southern Gas Corridor CJSC (Azerbaijan), 6.88%, 03/24/2026(b)	2,800,000	3,198,852
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	927,000	947,278
5.50%, 03/01/2030(b)	1,638,000	1,649,261
4.88%, 02/01/2031(b)	367,000	358,709
Western Midstream Operating L.P., 4.10%, 02/01/2025	792,000	747,418
4.75%, 08/15/2028	467,000	437,812
		19,047,431

Other Diversified Financial Services–0.20%
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	2,410,000	2,365,415
8.50%, 10/30/2025(b)	415,000	425,168

	Principal Amount	Value
Other Diversified Financial Services–(continued)
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	$1,037,000	$1,073,295
		3,863,878

Packaged Foods & Meats–0.63%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	1,968,000	2,142,660
Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	1,581,000	2,113,686
5.00%, 06/04/2042	1,744,000	1,912,963
5.50%, 06/01/2050(b)	2,175,000	2,477,889
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	664,000	702,267
Post Holdings, Inc., 5.63%, 01/15/2028(b)	1,905,000	2,013,347
4.63%, 04/15/2030(b)	654,000	671,985
		12,034,797

Paper Products–0.23%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	1,059,000	1,005,388
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	3,255,000	3,445,613
		4,451,001

Personal Products–0.13%
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	1,051,000	1,106,036
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	1,326,000	1,407,615
		2,513,651

Pharmaceuticals–0.59%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,094,000	2,311,357
Bausch Health Cos., Inc., 5.88%, 05/15/2023(b)	6,000	5,990
6.13%, 04/15/2025(b)	913,000	939,477
5.50%, 11/01/2025(b)	490,000	503,867
9.00%, 12/15/2025(b)	1,632,000	1,787,366
5.75%, 08/15/2027(b)	135,000	145,040
6.25%, 02/15/2029(b)	1,522,000	1,570,704
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	849,000	912,323
6.00%, 06/30/2028(b)	10,000	7,735
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	1,296,000	1,336,092
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	1,658,000	1,759,652
		11,279,603

Property & Casualty Insurance–0.05%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	873,000	935,035

Publishing–0.14%
Meredith Corp., 6.88%, 02/01/2026	3,312,000	2,751,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Railroads–0.22%
Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.70%, 05/07/2050(b)	$1,550,000	$1,876,663
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)(c)	2,357,000	2,365,591
		4,242,254

Research & Consulting Services–0.07%
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	693,000	742,809
10.25%, 02/15/2027(b)	583,000	654,135
		1,396,944

Restaurants–0.32%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	572,000	586,500
4.00%, 10/15/2030(b)	2,850,000	2,835,750
IRB Holding Corp., 7.00%, 06/15/2025(b)	429,000	457,962
6.75%, 02/15/2026(b)	2,225,000	2,233,344
		6,113,556

Security & Alarm Services–0.13%
Brink’s Co. (The), 5.50%, 07/15/2025(b)	245,000	255,311
4.63%, 10/15/2027(b)	2,167,000	2,215,118
		2,470,429

Sovereign Debt–13.09%
Abu Dhabi Government International Bond (United Arab Emirates), 2.50%, 04/16/2025(b)	600,000	637,680
4.13%, 10/11/2047(b)	900,000	1,109,385
3.13%, 09/30/2049(b)	1,090,000	1,151,655
Angolan Government International Bond (Angola), 9.50%, 11/12/2025(b)	2,220,000	1,914,455
9.13%, 11/26/2049(b)	1,140,000	873,188
Argentine Republic Government International Bond (Argentina), 0.50%, 07/09/2030(h)	8,545,000	3,136,015
Bahrain Government International Bond (Bahrain), 6.13%, 07/05/2022(b)	2,800,000	2,925,437
6.75%, 09/20/2029(b)	1,100,000	1,193,373
6.00%, 09/19/2044(b)	1,200,000	1,124,853
Bolivian Government International Bond (Bolivia), 4.50%, 03/20/2028(b)	699,000	609,877
Brazilian Government International Bond (Brazil), 4.25%, 01/07/2025	4,600,000	5,009,699
5.63%, 01/07/2041	910,000	998,497
5.63%, 02/21/2047	600,000	660,177
Chile Government International Bond (Chile), 3.13%, 01/21/2026	1,820,000	1,999,270
3.24%, 02/06/2028	200,000	222,219

	Principal Amount	Value
Sovereign Debt–(continued)
Colombia Government International Bond (Colombia), 3.88%, 04/25/2027	$6,700,000	$7,268,227
4.50%, 03/15/2029	1,640,000	1,846,738
7.38%, 09/18/2037	3,500,000	4,939,375
Costa Rica Government International Bond (Costa Rica), 5.63%, 04/30/2043(b)	1,300,000	952,250
7.16%, 03/12/2045(b)	800,000	639,000
Croatia Government International Bond (Croatia), 5.50%, 04/04/2023(b)	2,264,000	2,501,969
6.00%, 01/26/2024(b)	1,000,000	1,154,110
Dominican Republic International Bond (Dominican Republic), 5.95%, 01/25/2027(b)	2,228,000	2,434,090
7.45%, 04/30/2044(b)	2,935,000	3,364,977
6.85%, 01/27/2045(b)	2,902,000	3,123,423
6.40%, 06/05/2049(b)	935,000	953,793
Ecuador Government International Bond (Ecuador), 5.00%, 07/31/2030(b)(h)	3,135,000	2,100,481
Egypt Government International Bond (Egypt), 5.88%, 06/11/2025(b)	1,500,000	1,541,521
7.60%, 03/01/2029(b)	200,000	208,599
8.50%, 01/31/2047(b)	2,896,000	2,887,555
7.90%, 02/21/2048(b)	1,200,000	1,141,488
8.70%, 03/01/2049(b)	2,110,000	2,132,041
El Salvador Government International Bond (El Salvador), 7.65%, 06/15/2035(b)	1,110,000	886,346
7.12%, 01/20/2050(b)	1,120,000	840,000
Ghana Government International Bond (Ghana), 7.63%, 05/16/2029(b)	818,000	760,331
8.13%, 03/26/2032(b)	2,590,000	2,389,441
8.95%, 03/26/2051(b)	738,000	664,855
Hazine Mustesarligi Varlik Kiralama A.S. (Turkey), 5.00%, 04/06/2023(b)	320,000	313,613
Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	1,210,000	1,389,425
Indonesia Government International Bond (Indonesia), 8.50%, 10/12/2035(b)	5,230,000	8,388,162
6.63%, 02/17/2037(b)	1,100,000	1,538,344
7.75%, 01/17/2038(b)	830,000	1,282,631
6.75%, 01/15/2044(b)	3,030,000	4,564,332
5.95%, 01/08/2046(b)	420,000	594,250
Ivory Coast Government International Bond (Ivory Coast), 6.38%, 03/03/2028(b)	650,000	684,343
Jamaica Government International Bond (Jamaica), 6.75%, 04/28/2028	1,600,000	1,849,600
Jordan Government International Bond (Jordan), 6.13%, 01/29/2026(b)	1,000,000	1,054,234
5.75%, 01/31/2027(b)	1,200,000	1,242,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Kazakhstan Government International Bond (Kazakhstan), 3.88%, 10/14/2024(b)	$1,650,000	$1,811,246
6.50%, 07/21/2045(b)	700,000	1,107,174
Kenya Government International Bond (Kenya), 6.88%, 06/24/2024(b)	1,100,000	1,167,732
7.25%, 02/28/2028(b)	1,100,000	1,154,924
Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	6,750,000	7,645,320
Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	250,000	278,437
Mexico Government International Bond (Mexico), 4.15%, 03/28/2027	2,500,000	2,789,062
5.55%, 01/21/2045	500,000	611,875
4.60%, 01/23/2046	1,050,000	1,144,421
5.75%, 10/12/2110	420,000	490,054
Series A, 6.05%, 01/11/2040	3,682,000	4,636,908
Mongolia Government International Bond (Mongolia), 8.75%, 03/09/2024(b)	1,716,000	1,964,661
Nigeria Government International Bond (Nigeria), 8.75%, 01/21/2031(b)	2,550,000	2,658,069
7.88%, 02/16/2032(b)	2,470,000	2,404,960
Oman Government International Bond (Oman), 4.75%, 06/15/2026(b)	2,310,000	2,119,818
5.63%, 01/17/2028(b)	4,875,000	4,466,426
6.75%, 01/17/2048(b)	1,054,000	866,109
Pakistan Government International Bond (Pakistan), 8.25%, 04/15/2024(b)	1,640,000	1,713,570
Panama Government International Bond (Panama), 4.00%, 09/22/2024	3,725,000	4,092,844
7.13%, 01/29/2026	1,110,000	1,406,714
3.88%, 03/17/2028	1,000,000	1,136,095
Paraguay Government International Bond (Paraguay), 5.00%, 04/15/2026(b)	1,000,000	1,141,510
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 4.33%, 05/28/2025(b)	300,000	338,355
4.15%, 03/29/2027(b)	2,600,000	2,918,890
Peruvian Government International Bond (Peru), 7.35%, 07/21/2025	600,000	768,687
2.84%, 06/20/2030	1,170,000	1,280,050
8.75%, 11/21/2033	721,000	1,220,069
6.55%, 03/14/2037	1,084,000	1,644,206
5.63%, 11/18/2050	802,000	1,278,224
Philippine Government International Bond (Philippines), 4.20%, 01/21/2024	100,000	111,255
10.63%, 03/16/2025	3,444,000	4,891,823
9.50%, 02/02/2030	80,000	131,227
6.38%, 10/23/2034	850,000	1,232,548
3.95%, 01/20/2040	900,000	1,061,206

	Principal Amount	Value
Sovereign Debt–(continued)
Qatar Government International Bond (Qatar), 4.00%, 03/14/2029(b)	$200,000	$234,742
5.75%, 01/20/2042(b)	2,330,000	3,433,768
5.10%, 04/23/2048(b)	3,660,000	5,057,172
4.82%, 03/14/2049(b)	1,100,000	1,469,297
RAK Capital (United Arab Emirates), 3.09%, 03/31/2025(b)	743,000	788,464
Republic of Poland Government International Bond (Poland), 3.00%, 03/17/2023	599,000	635,983
4.00%, 01/22/2024	3,380,000	3,766,976
Republic of South Africa Government Bond (South Africa), 5.75%, 09/30/2049	1,800,000	1,628,172
Republic of South Africa Government International Bond (South Africa), 5.88%, 06/22/2030	3,200,000	3,389,360
5.38%, 07/24/2044	2,250,000	1,996,785
Romanian Government International Bond (Romania), 4.38%, 08/22/2023(b)	833,000	908,707
6.13%, 01/22/2044(b)	5,390,000	7,280,489
Russian Foreign Bond - Eurobond (Russia), 4.75%, 05/27/2026(b)	3,200,000	3,663,840
12.75%, 06/24/2028(b)	1,000,000	1,708,277
5.10%, 03/28/2035(b)	3,600,000	4,384,800
5.63%, 04/04/2042(b)	1,600,000	2,108,971
Saudi Government International Bond (Saudi Arabia), 3.25%, 10/26/2026(b)	500,000	545,793
3.63%, 03/04/2028(b)	3,100,000	3,445,309
4.38%, 04/16/2029(b)	538,000	633,987
4.63%, 10/04/2047(b)	5,640,000	6,835,906
5.00%, 04/17/2049(b)	2,548,000	3,261,063
5.25%, 01/16/2050(b)	2,680,000	3,553,964
Slovakia Government International Bond (Slovakia), 4.38%, 05/21/2022(b)	1,658,000	1,764,842
Sri Lanka Government International Bond (Sri Lanka), 6.83%, 07/18/2026(b)	2,510,000	1,367,798
6.20%, 05/11/2027(b)	2,100,000	1,134,000
6.75%, 04/18/2028(b)	1,776,000	959,040
7.85%, 03/14/2029(b)	1,041,000	572,550
Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 08/04/2026(b)	1,730,000	1,816,500
Turkey Government International Bond (Turkey), 4.88%, 10/09/2026	326,000	295,017
6.00%, 03/25/2027	1,890,000	1,789,216
7.63%, 04/26/2029	2,430,000	2,455,236
11.88%, 01/15/2030	1,920,000	2,483,117
8.00%, 02/14/2034	1,580,000	1,633,824
6.88%, 03/17/2036	1,218,000	1,125,127
7.25%, 03/05/2038	1,170,000	1,110,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine), 7.75%, 09/01/2022(b)	$657,000	$686,250
7.75%, 09/01/2023(b)	650,000	677,980
7.75%, 09/01/2024(b)	650,000	674,446
7.75%, 09/01/2026(b)	4,450,000	4,512,433
7.75%, 09/01/2027(b)	1,090,000	1,100,666
9.75%, 11/01/2028(b)	900,000	983,772
Uruguay Government International Bond (Uruguay), 4.38%, 01/23/2031	2,420,000	2,925,937
7.88%, 01/15/2033	1,430,000	2,216,243
Vietnam Government International Bond (Vietnam), 4.80%, 11/19/2024(b)	1,000,000	1,119,914
		249,018,023

Specialized Consumer Services–0.11%
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024(b)	367,000	377,184
7.45%, 08/15/2027	1,473,000	1,647,639
		2,024,823

Specialized REITs–0.32%
Iron Mountain, Inc., 5.25%, 03/15/2028(b)	1,488,000	1,527,990
5.25%, 07/15/2030(b)	640,000	657,600
4.50%, 02/15/2031(b)	1,212,000	1,208,146
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	3,542,000	2,598,570
		5,992,306

Specialty Chemicals–0.10%
Element Solutions, Inc., 3.88%, 09/01/2028(b)	481,000	475,889
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	1,444,000	1,485,241
		1,961,130

Steel–0.12%
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	244,000	251,777
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	1,491,000	1,707,195
6.25%, 10/01/2040	480,000	410,494
		2,369,466

Systems Software–0.15%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(b)	533,000	572,207
9.13%, 03/01/2026(b)	978,000	1,042,793
Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,224,000	1,275,255
		2,890,255

Technology Hardware, Storage & Peripherals–0.11%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	1,592,000	1,651,350
8.10%, 07/15/2036(b)	357,000	481,490
		2,132,840

	Principal Amount	Value
Textiles–0.10%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	$2,783,000	$1,962,015

Trading Companies & Distributors–0.23%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(f)	1,615,000	1,433,312
BMC East LLC, 5.50%, 10/01/2024(b)	1,577,000	1,619,382
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	1,241,000	1,360,254
		4,412,948

Wireless Telecommunication Services–0.48%
Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021(d)	883,000	41,943
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)(d)	277,000	75,656
SoftBank Group Corp. (Japan), 5.13%, 09/19/2027(b)	1,288,000	1,304,086
Sprint Corp., 7.88%, 09/15/2023	5,467,000	6,249,464
7.63%, 02/15/2025	667,000	788,311
7.63%, 03/01/2026	518,000	631,175
		9,090,635
Total U.S. Dollar Denominated Bonds & Notes (Cost $726,521,683)		720,454,121

	Shares
Preferred Stocks–21.55%
Alternative Carriers–0.41%
Qwest Corp., 6.50%, Pfd.	121,015	3,074,991
Qwest Corp., 6.75%, Pfd.	78,805	2,059,175
Qwest Corp., 6.13%, Pfd.	88,364	2,228,540
Qwest Corp., 7.00%, Pfd.	15,000	382,950
		7,745,656

Asset Management & Custody Banks–0.93%
Affiliated Managers Group, Inc., 5.88%, Pfd.	34,206	917,063
Affiliated Managers Group, Inc., 4.75%, Pfd.	25,000	649,500
Allied Capital Corp., 6.88%, Pfd.	26,224	673,432
Apollo Global Management, Inc., 6.38%, Series A, Pfd.	31,355	814,289
Apollo Global Management, Inc., 6.38%, Series B, Pfd.	34,206	906,117
Ares Management Corp., 7.00%, Series A, Pfd.	35,346	919,703
Bank of New York Mellon Corp. (The), 5.20%, Pfd.	66,416	1,689,623
Brightsphere Investment Group, Inc., 5.13%, Pfd.	14,925	373,540
KKR & Co., Inc., 6.75%, Series A, Pfd.	39,336	1,025,883
KKR & Co., Inc., 6.50%, Series B, Pfd.	17,673	467,097
Legg Mason, Inc., 6.38%, Pfd.	21,374	546,106
Legg Mason, Inc., 5.45%, Pfd.	63,237	1,625,823
Northern Trust Corp., 4.70%, Series E, Pfd.	45,607	1,207,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Shares	Value
Asset Management & Custody Banks–(continued)
Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	20,523	$548,375
Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	26,794	717,811
Prospect Capital Corp., 6.25%, Pfd.	26,731	681,641
State Street Corp., 5.35%, Series G, Pfd.(f)	57,009	1,616,775
State Street Corp., 5.90%, Series D, Pfd.(f)	85,514	2,351,635
		17,732,086

Automobile Manufacturers–0.24%
Ford Motor Co., 6.20%, Pfd.	85,514	2,191,724
Ford Motor Co., 6.00%, Pfd.	91,215	2,305,915
		4,497,639

Consumer Finance–0.86%
Capital One Financial Corp., 5.20%, Series G, Pfd.	85,081	2,174,670
Capital One Financial Corp., 6.00%, Series H, Pfd.	63,049	1,643,057
Capital One Financial Corp., 6.20%, Series F, Pfd.	59,564	1,515,904
Capital One Financial Corp., 5.00%, Series I, Pfd.	178,692	4,494,104
Capital One Financial Corp., 4.80%, Series J, Pfd.	134,973	3,343,281
Capital One Financial Corp., 4.63%, Series K, Pfd.	10,000	251,100
Navient Corp., 6.00%, Pfd.	34,206	754,584
Synchrony Financial, 5.63%, Series A, Pfd.	89,551	2,246,835
		16,423,535

Department Stores–0.03%
Dillard’s Capital Trust I, 7.50%, Pfd.	23,880	545,419

Diversified Banks–4.98%
Bank of America Corp., 6.20%, Series CC, Pfd.	125,420	3,175,634
Bank of America Corp., 6.00%, Series EE, Pfd.	116,975	2,996,899
Bank of America Corp., 6.00%, Series GG, Pfd.	184,975	4,962,879
Bank of America Corp., 5.88%, Series HH, Pfd.	128,350	3,451,331
Bank of America Corp., 5.38%, Series KK, Pfd.	188,053	4,977,763
Bank of America Corp., 5.00%, Series LL, Pfd.	179,200	4,668,160
Citigroup, Inc., 6.30%, Series S, Pfd.	120,580	3,068,761
Citigroup, Inc., 7.13%, Series J, Pfd.(f)	110,431	3,122,989
Citigroup, Inc., 6.88%, Series K, Pfd.(f)	173,505	4,813,029
JPMorgan Chase & Co., 6.10%,
Series AA, Pfd.	166,758	4,217,310
JPMorgan Chase & Co., 6.15%,
Series BB, Pfd.	131,121	3,327,851
JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	200,071	5,419,923
JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	217,387	5,945,534
JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	104,715	2,779,136

	Shares	Value
Diversified Banks–(continued)
U.S. Bancorp, 5.50%, Series K, Pfd.	87,394	$2,360,512
U.S. Bancorp, 6.50%, Series F, Pfd.(f)	150,532	4,014,688
U.S. Bancorp, 5.15%, Pfd.	10,000	253,300
Wells Fargo & Co., 5.70%, Series W, Pfd.	134,273	3,410,534
Wells Fargo & Co., 5.50%, Series X, Pfd.	204,223	5,201,560
Wells Fargo & Co., 5.63%, Series Y, Pfd.	109,537	2,838,104
Wells Fargo & Co., 5.20%, Pfd.	85,514	2,160,939
Wells Fargo & Co., 5.13%, Series O, Pfd.	74,112	1,866,140
Wells Fargo & Co., 5.25%, Series P, Pfd.	71,262	1,792,239
Wells Fargo & Co., 5.85%, Series Q, Pfd.(f)	186,634	4,831,954
Wells Fargo & Co., 6.63%, Series R, Pfd.(f)	95,248	2,665,992
Wells Fargo & Co., 6.00%, Series T, Pfd.	15,050	382,722
Wells Fargo & Co., 6.00%, Series V, Pfd.	134,123	3,397,336
Wells Fargo & Co., 4.75%, Series Z, Pfd.	105,464	2,634,491
		94,737,710

Diversified Chemicals–0.03%
EI du Pont de Nemours & Co., 4.50%, Series B, Pfd.	4,994	542,848

Diversified REITs–0.26%
iStar, Inc., 8.00%, Series D, Pfd.	11,940	296,112
iStar, Inc., 7.50%, Series I, Pfd.	14,925	354,469
PS Business Parks, Inc., 5.20%, Series W, Pfd.	22,656	589,282
PS Business Parks, Inc., 5.25%, Series X, Pfd.	27,462	711,815
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	23,880	625,895
PS Business Parks, Inc., 4.88%, Series Z, Pfd.	38,805	1,007,766
VEREIT, Inc., 6.70%, Series F, Pfd.	56,332	1,416,750
		5,002,089

Electric Utilities–1.59%
Alabama Power Co., 5.00%, Series A, Pfd.	28,505	779,042
Duke Energy Corp., 5.13%, Pfd.	57,009	1,465,131
Duke Energy Corp., 5.63%, Pfd.	57,009	1,572,878
Duke Energy Corp., 5.75%, Series A, Pfd.	114,018	3,215,308
Entergy Arkansas LLC, 4.88%, Pfd.	48,955	1,267,935
Entergy Louisiana LLC, 4.88%, Pfd.	32,238	831,418
Entergy Louisiana LLC, 5.25%, Pfd.	22,804	594,956
Entergy Louisiana LLC, 4.70%, Pfd.	11,940	303,634
Entergy Mississippi LLC, 4.90%, Pfd.	29,645	787,371
Entergy New Orleans LLC, 5.50%, Pfd.	13,134	337,938
Entergy Texas, Inc., 5.63%, Pfd.	16,119	406,521
Georgia Power Co., 5.00%, Series 2017A, Pfd.	32,238	844,636
Interstate Power and Light Co., 5.10%, Series D, Pfd.	23,880	613,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Shares	Value
Electric Utilities–(continued)
NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	94,550	$2,650,237
PPL Capital Funding, Inc., 5.90%, Series B, Pfd.	51,308	1,303,223
SCE Trust II, 5.10%, Pfd.	15,526	368,122
SCE Trust III, 5.75%, Series H, Pfd.(f)	27,902	616,634
SCE Trust IV, 5.38%, Series J, Pfd.(f)	32,020	709,883
SCE Trust V, 5.45%, Series K, Pfd.(f)	28,611	649,470
SCE Trust VI, 5.00%, Pfd.	96,986	2,215,160
Southern Co. (The), 5.25%, Pfd.	111,383	2,889,275
Southern Co. (The), 5.25%, Pfd.	66,488	1,774,565
Southern Co. (The), 4.95%, Series 2020, Pfd.	89,324	2,356,367
Southern Co. (The), 4.20%, Series C, Pfd.	70,000	1,774,500
		30,327,442

Gas Utilities–0.08%
South Jersey Industries, Inc., 5.63%, Pfd.	23,880	608,224
Spire, Inc., 5.90%, Series A, Pfd.	29,850	816,696
		1,424,920

Health Care REITs–0.07%
Diversified Healthcare Trust, 5.63%, Pfd.	73,801	1,384,507

Integrated Telecommunication Services–0.80%
AT&T, Inc., 5.35%, Pfd.	150,789	3,961,227
AT&T, Inc., 5.63%, Pfd.	94,065	2,540,696
AT&T, Inc., 5.00%, Series A, Pfd.	136,822	3,569,686
AT&T, Inc., 4.75%, Series C, Pfd.	199,532	5,046,164
		15,117,773

Internet & Direct Marketing Retail–0.40%
eBay, Inc., 6.00%, Pfd.	85,514	2,184,883
Qurate Retail, Inc., 8.00%, Pfd.	35,000	3,423,700
QVC, Inc., 6.38%, Pfd.	18,437	459,634
QVC, Inc., 6.25%, Pfd.	65,325	1,541,017
		7,609,234

Investment Banking & Brokerage–1.46%
Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	85,514	2,214,813
Charles Schwab Corp. (The), 6.00%, Series C, Pfd.	68,411	1,743,112
Goldman Sachs Group, Inc. (The), 6.30%, Series N, Pfd.	80,596	2,107,585
Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.(f)	114,018	2,988,412
Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.(f)	83,581	2,321,880
Morgan Stanley, 5.85%, Series K, Pfd.(f)	119,401	3,364,720
Morgan Stanley, 7.13%, Series E, Pfd.(f)	98,984	2,845,790
Morgan Stanley, 6.88%, Series F, Pfd.(f)	101,491	2,835,659
Morgan Stanley, 6.38%, Series I, Pfd.(f)	119,401	3,374,272
Morgan Stanley, 4.88%, Series L, Pfd.	59,701	1,597,002
Stifel Financial Corp., 6.25%, Series A, Pfd.	17,910	464,585

	Shares	Value
Investment Banking & Brokerage–(continued)
Stifel Financial Corp., 5.20%, Pfd.	26,865	$707,355
Stifel Financial Corp., 6.25%, Series B, Pfd.	19,104	518,101
Stifel Financial Corp., 6.13%, Series C, Pfd.	26,865	724,549
		27,807,835

Leisure Products–0.09%
Brunswick Corp., 6.50%, Pfd.	21,093	561,707
Brunswick Corp., 6.63%, Pfd.	14,925	407,154
Brunswick Corp., 6.38%, Pfd.	26,224	703,852
		1,672,713

Life & Health Insurance–1.38%
AEGON Funding Co. LLC, 5.10%, Pfd.	105,467	2,748,470
American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.(f)	45,607	1,135,614
American Equity Investment Life Holding Co., 6.63%, Series B, Pfd.(f)	35,738	931,332
Athene Holding Ltd., 6.35%, Series A, Pfd.(f)	103,352	2,767,767
Athene Holding Ltd., 5.63%, Series B, Pfd.	34,937	898,929
Athene Holding Ltd., 6.38%, Series C, Pfd.(f)	68,411	1,840,256
Brighthouse Financial, Inc., 6.25%, Pfd.	34,062	897,874
Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	64,337	1,705,574
Brighthouse Financial, Inc., 6.75%, Series B, Pfd.	40,000	1,092,800
Globe Life, Inc., 6.13%, Pfd.	35,820	926,663
MetLife, Inc., 5.63%, Series E, Pfd.	115,286	3,110,416
MetLife, Inc., 4.75%, Series F, Pfd.	89,787	2,357,807
Prudential Financial, Inc., 5.63%, Pfd.	67,462	1,841,038
Prudential Financial, Inc., 4.13%, Pfd.	53,750	1,360,138
Prudential PLC, 6.75%, Pfd.	57,916	1,505,237
Prudential PLC, 6.50%, Pfd.	8,800	236,544
Unum Group, 6.25%, Pfd.	34,206	904,407
		26,260,866

Multi-line Insurance–0.37%
American Financial Group, Inc., 6.00%, Pfd.	17,910	454,556
American Financial Group, Inc., 5.88%, Pfd.	14,925	410,288
American Financial Group, Inc., 5.13%, Pfd.	22,804	615,708
American Financial Group, Inc., 5.63%, Pfd.	17,869	487,824
American Financial Group, Inc., 4.50%, Pfd.	20,000	536,600
American International Group, Inc., 5.85%, Series A, Pfd.	57,009	1,544,944
Hartford Financial Services Group, Inc. (The), 7.88%, Pfd.(f)	89,684	2,462,723
Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	17,937	492,729
		7,005,372

Multi-Sector Holdings–0.10%
PartnerRe Ltd., 7.25%, Series H, Pfd.	62,358	1,629,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

	Shares	Value
Multi-Sector Holdings–(continued)
PartnerRe Ltd., 5.88%, Series I, Pfd.	7,000	$180,110
PartnerRe Ltd., 6.50%, Series G, Pfd.	5,500	143,000
		1,952,524

Multi-Utilities–0.55%
Algonquin Power & Utilities Corp., 6.88%, Pfd.(f)	32,780	875,554
Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.(f)	39,994	1,076,638
CMS Energy Corp., 5.63%, Pfd.	12,500	337,875
CMS Energy Corp., 5.88%, Pfd.	17,335	476,192
CMS Energy Corp., 5.88%, Pfd.	97,174	2,666,455
Integrys Holding, Inc., 6.00%, Pfd.(f)	40,250	1,098,825
NiSource, Inc., 6.50%, Series B, Pfd.(f)	57,009	1,582,570
Sempra Energy, 5.75%, Pfd.	86,369	2,299,143
		10,413,252

Office REITs–0.28%
Boston Properties, Inc., 5.25%, Series B, Pfd.	22,804	581,502
Office Properties Income Trust, 5.88%, Pfd.	37,014	933,863
Office Properties Income Trust, 6.38%, Pfd.	17,000	438,600
SL Green Realty Corp., 6.50%, Series I, Pfd.	27,462	703,027
Vornado Realty Trust, 5.40%, Series L, Pfd.	93,552	2,267,701
Vornado Realty Trust, 5.25%, Series M, Pfd.	17,000	413,780
		5,338,473

Office Services & Supplies–0.05%
Pitney Bowes, Inc., 6.70%, Pfd.	48,458	925,063

Oil & Gas Storage & Transportation–0.40%
DCP Midstream L.P., 7.88%, Series B, Pfd.(f)	19,253	333,847
DCP Midstream L.P., 7.95%, Series C, Pfd.(f)	13,134	228,269
Enbridge, Inc., 6.38%, Series B, Pfd.(f)	68,411	1,745,849
Energy Transfer Operating L.P., 7.38%, Series C, Pfd.(f)	37,128	679,071
Energy Transfer Operating L.P., 7.63%, Series D, Pfd.(f)	41,778	782,920
Energy Transfer Operating L.P., 7.60%, Series E, Pfd.(f)	114,948	2,235,739
NuStar Energy L.P., 8.50%, Series A, Pfd.(f)	25,825	483,702
NuStar Energy L.P., 9.00%, Series C, Pfd.(c)(f)	20,597	410,086
NuStar Energy L.P., 7.63%, Series B, Pfd.(f)	43,897	726,495
		7,625,978

Other Diversified Financial Services–0.22%
Brookfield Finance, Inc., 4.63%, Series 50, Pfd.	33,900	849,195
Equitable Holdings, Inc., 5.25%, Series A, Pfd.	91,215	2,306,827
Voya Financial, Inc., 5.35%, Series B, Pfd.(f)	35,820	1,016,930
		4,172,952

	Shares	Value
Property & Casualty Insurance–1.02%
Allstate Corp. (The), 5.63%, Series G, Pfd.	66,425	$1,837,316
Allstate Corp. (The), 5.10%, Pfd.(f)	57,009	1,482,234
Allstate Corp. (The), 5.10%, Series H, Pfd.	131,121	3,511,420
Allstate Corp. (The), 4.75%, Series I, Pfd.	34,206	906,801
Arch Capital Group Ltd., 5.25%, Series E, Pfd.	70,374	1,793,833
Arch Capital Group Ltd., 5.45%, Series F, Pfd.	20,374	531,761
Argo Group International Holdings Ltd., 7.00%, Pfd.(f)	17,000	426,530
Argo Group U.S., Inc., 6.50%, Pfd.	17,164	441,801
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	28,505	728,018
Aspen Insurance Holdings Ltd., 5.95%, Pfd.(f)	31,355	821,188
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	28,505	714,050
Assured Guaranty Municipal Holdings, Inc., 6.25%, Pfd.	48,319	1,275,622
AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	62,710	1,597,851
W R Berkley Corp., 4.25%, Pfd.	25,000	641,250
W.R. Berkley Corp., 5.75%, Pfd.	34,626	891,273
W.R. Berkley Corp., 5.70%, Pfd.	22,089	590,439
W.R. Berkley Corp., 5.90%, Pfd.	13,134	337,544
W.R. Berkley Corp., 5.10%, Pfd.	34,206	913,642
		19,442,573

Real Estate Operating Companies–0.09%
Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	20,979	438,041
Brookfield Property Partners L.P., 6.38%, Series A2, Pfd.	28,505	575,801
Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	32,780	635,932
		1,649,774

Regional Banks–2.61%
Associated Banc-Corp., 5.88%, Series E, Pfd.	11,940	319,753
Associated Banc-Corp., 5.63%, Series F, Pfd.	11,913	323,438
BancorpSouth Bank, 5.50%, Series A, Pfd.	20,597	537,582
BOK Financial Corp., 5.38%, Pfd.	17,910	457,600
CIT Group, Inc., 5.63%, Series B, Pfd.	23,730	605,115
Citizens Financial Group, Inc., 6.35%, Series D, Pfd.(f)	21,249	565,223
Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	67,474	1,707,092
Dime Community Bancshares, Inc., 5.50%, Series A, Pfd.	15,782	383,187
F.N.B. Corp., 7.25%, Pfd.(f)	13,239	365,264
Fifth Third Bancorp, 6.63%, Series I, Pfd.(f)	63,774	1,803,529
Fifth Third Bancorp, 6.00%, Series A, Pfd.	12,500	332,000
Fifth Third Bancorp, 4.95%, Series K, Pfd.	26,374	690,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

	Shares	Value
Regional Banks–(continued)
First Citizens BancShares, Inc., 5.38%, Series A, Pfd.	41,193	$1,105,208
First Horizon National Corp., 6.20%, Series A, Pfd.	11,940	304,351
First Horizon National Corp., 6.50%, Pfd.	17,869	474,422
First Midwest Bancorp, Inc., 7.00%, Series A, Pfd.	12,866	350,856
First Midwest Bancorp, Inc., 7.00%, Series C, Pfd.	14,500	405,565
First Republic Bank, 5.50%, Series G, Pfd.	17,910	461,899
First Republic Bank, 5.13%, Series H, Pfd.	23,880	624,462
First Republic Bank, 5.50%, Series I, Pfd.	35,820	972,513
First Republic Bank, 4.70%, Series J, Pfd.(c)	47,164	1,228,151
First Republic Bank, 4.13%, Series K, Pfd.	55,000	1,384,350
Hancock Whitney Corp., 5.95%, Pfd.	17,910	452,048
Hancock Whitney Corp., 6.25%, Pfd.	21,000	571,515
Huntington Bancshares, Inc., 6.25%, Series D, Pfd.	69,088	1,770,035
Huntington Bancshares, Inc., 5.88%, Series C, Pfd.	10,932	290,463
KeyCorp, 6.13%, Series E, Pfd.(f)	59,966	1,695,239
KeyCorp, 5.65%, Series F, Pfd.	48,458	1,283,652
KeyCorp, 5.63%, Series G, Pfd.	53,731	1,453,423
People’s United Financial, Inc., 5.63%, Series A, Pfd.(f)	28,505	773,341
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(f)	171,028	4,568,158
Popular Capital Trust I, 6.70%, Pfd.	20,645	536,770
Popular Capital Trust II, 6.13%, Pfd.	15,522	397,674
Regions Financial Corp., 6.38%, Series A, Pfd.	57,009	1,461,711
Regions Financial Corp., 6.38%, Series B, Pfd.(f)	57,009	1,619,056
Regions Financial Corp., 5.70%, Series C, Pfd.(f)	57,009	1,564,897
SVB Financial Group, 5.25%, Series A, Pfd.	41,790	1,085,704
Synovus Financial Corp., 6.30%, Series D, Pfd.(f)	23,880	613,955
Synovus Financial Corp., 5.88%, Series E, Pfd.(f)	41,790	1,076,928
TCF Financial Corp., 5.70%, Series C, Pfd.	20,895	547,449
Texas Capital Bancshares, Inc., 6.50%, Series A, Pfd.	17,910	452,944
Texas Capital Bancshares, Inc., 6.50%, Pfd.	13,254	336,917
Truist Financial Corp., 5.63%, Series H, Pfd.	132,569	3,469,331
Truist Financial Corp., 5.20%, Series G, Pfd.	25,800	656,352
Truist Financial Corp., 5.20%, Series F, Pfd.	10,000	254,200
Truist Financial Corp., 5.25%, Series O, Pfd.	68,499	1,846,048
Truist Financial Corp., 4.75%, Series R, Pfd.	100,000	2,609,000

	Shares	Value
Regional Banks–(continued)
Valley National Bancorp, 5.50%, Series B, Pfd.(f)	11,940	$288,112
Valley National Bancorp, 6.25%, Series A, Pfd.(f)	13,731	363,048
Webster Financial Corp., 5.25%, Series F, Pfd.	17,910	476,943
Wintrust Financial Corp., 6.50%, Series D, Pfd.(f)	14,925	389,990
Wintrust Financial Corp., 6.88%, Series E, Pfd.(f)	34,249	911,708
Zions Bancorporation N.A., 6.30%, Series G, Pfd.(f)	16,524	450,279
		49,668,921

Reinsurance–0.30%
Enstar Group Ltd., 7.00%, Series D, Pfd.(f)	50,195	1,336,191
Enstar Group Ltd., 7.00%, Series E, Pfd.	9,125	240,900
Reinsurance Group of America, Inc., 5.75%, Pfd.(f)	63,649	1,732,526
Reinsurance Group of America, Inc., 6.20%, Pfd.(f)	29,999	791,374
RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	29,850	804,457
RenaissanceRe Holdings Ltd., 5.38%, Series E, Pfd.	32,835	827,770
		5,733,218

Renewable Electricity–0.03%
Brookfield Renewable Partners L.P., 5.25%, Series 17, Pfd.	22,804	591,992

Residential REITs–0.13%
American Homes 4 Rent, 5.88%, Series F, Pfd.	24,233	636,116
American Homes 4 Rent, 5.88%, Series G, Pfd.	4,500	118,350
American Homes 4 Rent, 6.50%, Series D, Pfd.	37,089	959,864
American Homes 4 Rent, 6.35%, Series E, Pfd.	27,462	707,421
American Homes 4 Rent, 6.25%, Series H, Pfd.	4,000	108,120
		2,529,871

Retail REITs–0.23%
Federal Realty Investment Trust, 5.00%, Series C, Pfd.	17,910	462,794
Kimco Realty Corp., 5.13%, Series L, Pfd.	25,654	666,491
Kimco Realty Corp., 5.25%, Class M, Pfd.	30,158	772,950
National Retail Properties, Inc., 5.20%, Series F, Pfd.(c)	39,336	1,005,821
SITE Centers Corp., 6.38%, Series A, Pfd.	20,895	509,838
SITE Centers Corp., 6.25%, Series K, Pfd.	17,910	429,661
Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	20,597	533,874
		4,381,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

	Shares	Value
Specialized Finance–0.04%
National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	28,505	$775,336

Specialized REITs–0.86%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	22,804	598,833
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	24,030	629,345
Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	23,944	664,446
Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	41,193	1,095,734
EPR Properties, 5.75%, Series G, Pfd.	17,910	316,828
Public Storage, 5.40%, Series B, Pfd.	41,175	1,049,551
Public Storage, 5.13%, Series C, Pfd.	72,074	1,849,419
Public Storage, 4.95%, Series D, Pfd.	99,750	2,555,595
Public Storage, 4.90%, Series E, Pfd.	97,449	2,503,465
Public Storage, 5.15%, Series F, Pfd.	9,700	255,595
Public Storage, 5.05%, Series G, Pfd.	21,400	559,396
Public Storage, 5.60%, Series H, Pfd.	21,200	599,960
Public Storage, 4.88%, Series I, Pfd.	33,500	904,835
Public Storage, 4.70%, Series J, Pfd.	10,000	268,000
Public Storage, 4.75%, Series K, Pfd.	18,500	508,750
Public Storage, 4.63%, Series L, Pfd.	59,564	1,573,085
QTS Realty Trust, Inc., 7.13%, Series A, Pfd.	12,747	345,444
		16,278,281

Thrifts & Mortgage Finance–0.08%
New York Community Bancorp, Inc., 6.38%, Series A, Pfd.(f)	58,720	1,522,610

Trading Companies & Distributors–0.24%
Air Lease Corp., 6.15%, Series A, Pfd.(f)	28,505	653,905
Fortress Transportation and Infrastructure Investors LLC, 8.00%, Series B, Pfd.(f)	10,000	189,300
GATX Corp., 5.63%, Pfd.	17,910	468,347
Triton International Ltd., 8.00%, Pfd.	17,164	431,503
Triton International Ltd., 7.38%, Pfd.	20,895	517,987
Triton International Ltd., 6.88%, Pfd.	17,910	428,765
WESCO International, Inc., 10.63%, Series A, Pfd.(f)	64,000	1,854,720
		4,544,527

Wireless Telecommunication Services–0.34%
Telephone & Data Systems, Inc., 7.00%, Pfd.	35,820	903,739
Telephone & Data Systems, Inc., 5.88%, Pfd.	23,283	580,678
Telephone & Data Systems, Inc., 6.88%, Pfd.	26,865	680,759
Telephone & Data Systems, Inc., 6.63%, Pfd.	13,880	356,855
United States Cellular Corp., 7.25%, Pfd.	34,206	868,148
United States Cellular Corp., 6.95%, Pfd.	38,994	992,787
United States Cellular Corp., 7.25%, Pfd.	31,355	807,078

	Shares	Value
Wireless Telecommunication Services–(continued)
United States Cellular Corp., 6.25%, Pfd.	50,000	$1,314,500
		6,504,544
Total Preferred Stocks (Cost $405,085,957)		409,888,962

	Principal Amount
Equity Linked Notes–20.07%
Diversified Banks–15.63%
Bank of Montreal (Canada), 16.59%, 11/16/2020(b)	$16,913,000	15,903,410
15.02%, 11/24/2020(b)	16,460,000	15,611,904
Barclays Bank PLC (United Kingdom), 20.24%, 11/12/2020(b)	17,316,000	16,400,628
54.15%, 11/17/2020(b)	8,910,000	8,576,827
BNP Paribas Issuance B.V. (France), 17.14%, 11/09/2020(b)	8,880,000	8,731,041
13.48%, 11/10/2020(b)	16,992,000	17,215,609
14.90%, 11/16/2020(b)	17,012,000	15,792,740
16.86%, 11/30/2020(b)	8,790,000	8,387,475
Canadian Imperial Bank of Commerce (Canada), 16.13%, 11/06/2020(b)	16,445,000	16,020,882
Series 1,13.91%, 11/23/2020(b)	16,547,000	15,345,529
Citigroup Global Markets Holdings, Inc., 16.17%, 11/19/2020(b)	17,144,000	16,358,713
16.82%, 11/27/2020(b)	16,783,000	16,236,288
HSBC Bank USA N.A., 14.20%, 11/13/2020(b)	16,872,000	16,879,121
13.75%, 12/08/2020(b)	17,176,000	17,078,857
12.40%, 12/09/2020(b)	17,220,000	17,085,547
JPMorgan Chase Bank N.A., 18.02%, 11/04/2020(b)	16,753,000	16,367,377
49.50%, 11/18/2020(b)	8,576,000	8,246,075
Royal Bank of Canada (Canada), 12.37%, 11/02/2020(b)	17,141,000	17,946,750
19.40%, 11/17/2020(b)	8,465,000	7,947,872
18.69%, 11/18/2020(b)	8,539,000	8,130,979
17.36%, 12/07/2020(b)	8,730,000	8,679,689
41.19%, 12/07/2020(b)	8,730,000	8,510,160
		297,453,473

Diversified Capital Markets–2.64%
Credit Suisse AG (Switzerland), 15.00%, 11/03/2020	17,126,000	17,787,500
13.60%, 11/20/2020(b)	16,475,000	16,255,662
15.10%, 12/03/2020(b)	16,658,000	16,138,271
		50,181,433

Investment Banking & Brokerage–1.80%
Goldman Sachs Group, Inc. (The), 19.20%, 11/09/2020(b)	8,880,000	9,171,280
45.27%, 11/30/2020(b)	8,790,000	8,208,138
18.45%, 12/10/2020(b)	16,797,000	16,797,000
		34,176,418
Total Equity Linked Notes (Cost $391,120,000)		381,811,324

U.S. Treasury Securities–7.56%
U.S. Treasury Bills–0.05%
0.09% - 0.11%, 02/04/2021(i)(j)	942,000	941,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

	Principal Amount		Value
U.S. Treasury Bonds–7.51%
4.25%, 11/15/2040(k)		$94,800,000	$142,951,735
Total U.S. Treasury Securities (Cost $125,208,786)			143,893,514

Asset-Backed Securities–0.44%
Apidos CLO XV, Series 2013-15A, Class CRR, 2.07% (3 mo. USD LIBOR + 1.85%), 04/20/2031(b)(l)		1,400,000	1,338,230
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2019-1A, Class C, 2.97% (3 mo. USD LIBOR + 2.75%), 04/18/2032(b)(l)		1,300,000	1,291,836
Series 2019-3A, Class C, 3.06% (3 mo. USD LIBOR + 2.85%), 10/21/2032(b)(l)		923,000	918,399
Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037		84,113	82,194
GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(m)		3,913	4,063
Magnetite XXIII Ltd., Series 2019-23A, Class C, 2.61% (3 mo. USD LIBOR + 2.40%), 10/25/2032(b)(l)		1,405,000	1,396,412
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class C1, 2.82% (3 mo. USD LIBOR + 2.60%), 01/20/2033(b)(l)		1,405,000	1,397,003
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		1,762,173	1,861,392
Total Asset-Backed Securities (Cost $8,234,171)			8,289,529

Non-U.S. Dollar Denominated Bonds & Notes–0.26%(n)

Building Products–0.06%

Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR	978,000	1,133,206

Casinos & Gaming–0.01%

Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023(b)	EUR	211,000	249,427

Diversified Banks–0.16%

Erste Group Bank AG (Austria), 6.50%(b)(f)(g)	EUR	2,400,000	2,980,214

Food Retail–0.02%

Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	250,000	309,323

Other Diversified Financial Services–0.01%

eG Global Finance PLC (United Kingdom), 6.25%, 10/30/2025(b)	EUR	200,000	222,646

	Principal Amount		Value
Textiles–0.00%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	100,000	$78,614
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,156,078)			4,973,430

Variable Rate Senior Loan Interests–0.08%(o)(p)
Cable & Satellite–0.02%
Altice Financing S.A. (Luxembourg), Term Loan, 2.90% (1 mo. USD LIBOR + 2.75%), 07/15/2025		$403,458	385,891

Oil & Gas Exploration & Production–0.03%
Ascent Resources Utica Holdings LLC, Term Loan, 9.00% (1 mo. USD LIBOR + 9.00%), 11/01/2025		548,000	581,223

Pharmaceuticals–0.03%
Valeant Pharmaceuticals International, Inc. (Canada), First Lien Incremental Term Loan, 2.90% (1 mo. USD LIBOR + 2.75%), 11/27/2025		517,486	506,598
Total Variable Rate Senior Loan Interests (Cost $1,463,872)			1,473,712

	Shares
Common Stocks & Other Equity Interests–0.02%
Oil & Gas Exploration & Production–0.02%

Whiting Petroleum Corp.(q) (Cost $923,277)		20,168	294,453

	Principal Amount

Agency Credit Risk Transfer Notes–0.01%

Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.40% (1 mo. USD LIBOR + 3.25%), 10/15/2049 (Cost $294,000)(b)(l)		$294,000	272,227

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Collateralized Mortgage Obligations–0.00%
Fannie Mae REMICs, 3.00%, 12/25/2020 to 01/25/2021		71	72
13.80% (1 mo. USD LIBOR + 14.10%), 12/25/2033(l)		1,714	1,742
IO,
6.55% (1 mo. USD LIBOR + 6.70%), 02/25/2024(l)(r)		1,209	64
9.65% (1 mo. USD LIBOR + 9.80%), 03/17/2031(l)(r)		59	4
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,104)			1,882

	Shares

Money Market Funds–14.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(s)(t)		91,650,571	91,650,571
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(s)(t)		70,600,839	70,629,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Multi-Asset Income Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(s)(t)	104,743,510	$104,743,510
Total Money Market Funds (Cost $267,005,678)		267,023,161
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.90% (Cost $1,931,016,606)		1,938,376,315
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.49%
Invesco Private Government Fund, 0.04%(s)(t)(u)	3,753,133	3,753,133

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(s)(t)(u)	5,628,012	$5,629,700
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,382,833)		9,382,833
TOTAL INVESTMENTS IN SECURITIES–102.39% (Cost $1,940,399,439)		1,947,759,148
OTHER ASSETS LESS LIABILITIES–(2.39)%		(45,439,378)
NET ASSETS–100.00%		$1,902,319,770

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
EUR	- Euro
GBP	- British Pound Sterling
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Multi-Asset Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $842,807,246, which represented 44.30% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2020 was $5,836,605, which represented less than 1% of the Fund’s Net Assets.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1R.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2020.
(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(p)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)	Non-income producing security.
(r)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(s)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$20,918,386	$876,275,021	$(805,542,836)	$-	$-	$91,650,571	$245,794
Invesco Liquid Assets Portfolio, Institutional Class	14,949,795	461,165,596	(405,495,172)	16,089	(7,228)	70,629,080	278,409
Invesco Treasury Portfolio, Institutional Class	23,906,727	735,778,594	(654,941,811)	-	-	104,743,510	220,609
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	33,056,415	(29,303,282)	-	-	3,753,133	513*
Invesco Private Prime Fund	-	14,732,030	(9,102,492)	-	162	5,629,700	782*
Total	$59,774,908	$2,121,007,656	$(1,904,385,593)	$16,089	$(7,066)	$276,405,994	$746,107

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(t)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(u)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Multi-Asset Income Fund

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

E-Mini Russell 2000 Index	425	December-2020	$32,657,000	$798,999	$798,999

E-Mini S&P 500 Index	155	December-2020	25,301,425	(970,168)	(970,168)

EURO STOXX 50 Index	270	December-2020	9,304,739	(1,130,784)	(1,130,784)

FTSE 100 Index	175	December-2020	12,613,146	(1,103,986)	(1,103,986)

Hang Seng Index	75	November-2020	11,685,102	(274,291)	(274,291)

Tokyo Stock Price Index	245	December-2020	36,810,258	(632,654)	(632,654)

Subtotal				(3,312,884)	(3,312,884)

Interest Rate Risk

Long Gilt	278	December-2020	48,865,000	(146,879)	(146,879)

U.S. Treasury 5 Year Notes	34	December-2020	4,270,453	(10,694)	(10,694)

U.S. Treasury 10 Year Ultra Notes	76	December-2020	11,953,375	(184,404)	(184,404)

U.S. Treasury Long Bonds	398	December-2020	68,642,563	(1,509,198)	(1,509,198)

U.S. Treasury Ultra Bonds	60	December-2020	12,900,000	(445,202)	(445,202)

Subtotal				(2,296,377)	(2,296,377)

Subtotal–Long Futures Contracts				(5,609,261)	(5,609,261)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Notes	18	December-2020	(2,487,938)	18,198	18,198

U.S. Treasury Long Bonds	137	December-2020	(23,628,219)	555,805	555,805

Subtotal–Short Futures Contracts				574,003	574,003

Total Futures Contracts				$(5,035,258)	(5,035,258)

(a)	Futures contracts collateralized by $10,960,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
11/20/2020	Canadian Imperial Bank of Commerce	GBP	165,000	USD	215,563	$1,782
11/20/2020	Citibank, N.A.	EUR	1,900,000	USD	2,251,203	37,539
11/20/2020	Goldman Sachs International	EUR	1,642,000	USD	1,940,120	27,048
Total Forward Foreign Currency Contracts						$66,369

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 34, Version 9	Buy	5.00%	Quarterly	06/20/2025	3.958%	USD 8,280,000	$(51,444)	$(359,029)	$(307,585)

(a)

Implied credit spreads represent the current level, as of October 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $1,664,010,928)*	$1,671,353,154
Investments in affiliated money market funds, at value (Cost $276,388,511)	276,405,994
Other investments:
Variation margin receivable-centrally cleared swap agreements	8,715
Unrealized appreciation on forward foreign currency contracts outstanding	66,369
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	10,960,000
Cash	16,755,208
Foreign currencies, at value (Cost $288,176)	304,917
Receivable for:
Investments sold	35,960,964
Fund shares sold	557,839
Dividends	2,572,817
Interest	14,916,983
Investment for trustee deferred compensation and retirement plans	226,484
Other assets	51,797
Total assets	2,030,141,241

Liabilities:

Other investments:
Variation margin payable - futures contracts	2,049,236
Payable for:
Investments purchased	110,178,460
Fund shares reacquired	4,070,157
Collateral upon return of securities loaned	9,382,833
Accrued fees to affiliates	767,691
Accrued other operating expenses	1,100,377
Trustee deferred compensation and retirement plans	272,717
Total liabilities	127,821,471
Net assets applicable to shares outstanding	$1,902,319,770

Net assets consist of:

Shares of beneficial interest	$2,409,965,165

Distributable earnings (loss)	(507,645,395)

$1,902,319,770

Net Assets:

Class A	$1,209,154,048

Class C	$210,967,224

Class R	$55,930,020

Class Y	$360,565,437

Class R5	$85,200

Class R6	$65,617,841

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	130,511,222

Class C	22,777,776

Class R	6,030,450

Class Y	38,881,989

Class R5	9,193

Class R6	7,076,362

Class A:
Net asset value per share	$9.26

Maximum offering price per share (Net asset value of $9.26 ÷ 94.50%)	$9.80

Class C:
Net asset value and offering price per share	$9.26

Class R:
Net asset value and offering price per share	$9.27

Class Y:
Net asset value and offering price per share	$9.27

Class R5:
Net asset value and offering price per share	$9.27

Class R6:
Net asset value and offering price per share	$9.27

*	At October 31, 2020, securities with an aggregate value of $9,077,366 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Interest (net of foreign withholding taxes of $58,770)	$83,353,389

Dividends (net of foreign withholding taxes of $1,745)	17,704,460

Dividends from affiliated money market funds (includes securities lending income of $20,597)	765,409

Total investment income	101,823,258

Expenses:

Advisory fees	6,608,964

Administrative services fees	218,436

Custodian fees	24,360

Distribution fees:
Class A	1,783,061

Class C	1,836,695

Class R	166,564

Transfer agent fees – A, C, R and Y	2,297,020

Transfer agent fees – R5	77

Transfer agent fees – R6	3,404

Trustees’ and officers’ fees and benefits	31,116

Registration and filing fees	136,076

Licensing fees	577,829

Reports to shareholders	47,562

Professional services fees	52,301

Taxes	6,297

Other	2,802

Total expenses	13,792,564

Less: Fees waived and/or expense offset arrangement(s)	(1,457,126)

Net expenses	12,335,438

Net investment income	89,487,820

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(125,514,275)

Foreign currencies	73,198

Forward foreign currency contracts	(140,786)

Futures contracts	(9,449,457)

Option contracts written	157,955

Swap agreements	(1,589,814)

(136,463,179)

Change in net unrealized appreciation (depreciation) of:
Investment securities	76,863,073

Foreign currencies	36,187

Forward foreign currency contracts	76,722

Futures contracts	(9,078,914)

Option contracts written	7,873

Swap agreements	(308,245)

67,596,696

Net realized and unrealized gain (loss)	(68,866,483)

Net increase in net assets resulting from operations	$20,621,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$89,487,820	$32,746,989

Net realized gain (loss)	(136,463,179)	(8,230,798)

Change in net unrealized appreciation	67,596,696	49,924,873

Net increase in net assets resulting from operations	20,621,337	74,441,064

Distributions to shareholders from distributable earnings:
Class A	(43,417,650)	(8,046,699)

Class C	(9,182,693)	(4,404,348)

Class R	(1,823,413)	(158,155)

Class Y	(25,144,721)	(18,244,593)

Class R5	(5,020)	(7,039)

Class R6	(4,004,038)	(3,184,274)

Total distributions from distributable earnings	(83,577,535)	(34,045,108)

Share transactions–net:
Class A	1,000,267,355	47,016,424

Class C	104,140,912	27,173,051

Class R	49,020,979	2,790,424

Class Y	27,485,746	88,523,815

Class R5	(9,326)	(52,932)

Class R6	14,917,961	1,874,966

Net increase in net assets resulting from share transactions	1,195,823,627	167,325,748

Net increase in net assets	1,132,867,429	207,721,704

Net assets:
Beginning of year	769,452,341	561,730,637

End of year	$1,902,319,770	$769,452,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Multi-Asset Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/20	$10.79	$0.58	$(1.55)	$(0.97)	$(0.56)	$-	$(0.56)	$9.26	(8.97	)%(d)	$1,209,154	0.82	%(d)(e)	0.92	%(d)(e)	6.13	%(d)(e)	117%
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	-	(0.57)	10.79	13.18		188,655	0.84		0.97		5.21		76
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)		131,971	0.85		1.00		4.76		59
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	-	(0.49)	11.01	9.64		191,395	0.86		1.06		4.53		40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	-	(0.50)	10.51	9.44		91,585	1.04		1.28		4.60		101
Class C
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	-	(0.49)	9.26	(9.58)		210,967	1.59	(e)	1.69	(e)	5.36	(e)	117
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	-	(0.49)	10.78	12.35		118,619	1.59		1.72		4.46		76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)		85,370	1.60		1.75		4.01		59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	-	(0.41)	11.00	8.83		74,211	1.61		1.81		3.78		40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	-	(0.42)	10.50	8.62		24,238	1.79		2.03		3.85		101
Class R
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	-	(0.54)	9.27	(9.02)		55,930	1.09	(e)	1.19	(e)	5.86	(e)	117
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	-	(0.55)	10.78	12.80		5,202	1.09		1.22		4.96		76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)		2,220	1.10		1.25		4.51		59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	-	(0.46)	11.01	9.37		1,608	1.11		1.31		4.28		40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	-	(0.47)	10.51	9.28		538	1.29		1.53		4.35		101
Class Y
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.65)		360,565	0.59	(e)	0.69	(e)	6.36	(e)	117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47		397,303	0.59		0.72		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		288,116	0.60		0.75		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	-	(0.52)	11.01	9.91		328,798	0.61		0.81		4.78		40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	-	(0.52)	10.51	9.71		31,049	0.79		1.03		4.85		101
Class R5
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.63)		85	0.59	(e)	0.63	(e)	6.36	(e)	117
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	-	(0.60)	10.79	13.35		104	0.59		0.68		5.46		76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)		150	0.60		0.69		5.01		59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	-	(0.52)	11.01	9.81		30	0.61		0.72		4.78		40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	-	(0.52)	10.52	9.82		19	0.79		0.90		4.85		101
Class R6
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.59)		65,618	0.53	(e)	0.54	(e)	6.42	(e)	117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47		59,569	0.59		0.60		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		53,904	0.60		0.63		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	-	(0.52)	11.01	9.91		61,077	0.61		0.69		4.78		40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71		49,388	0.79		0.90		4.85		101

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the year ended October 31, 2020.
(e)

Ratios are based on average daily net assets (000’s omitted) of $760,084, $183,670, $33,313, $421,957, $84 and $65,634 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Multi-Asset Income Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to provide current income.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

32                         Invesco Multi-Asset Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates, and economic legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer, and counterparty risk.

K.

Equity-Linked Notes — The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the

33                         Invesco Multi-Asset Income Fund

Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.
L.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

M.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

N.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

O.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

P.

Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

34                         Invesco Multi-Asset Income Fund

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

35                         Invesco Multi-Asset Income Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

LIBOR Risk — The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

T.

Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

U.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.500%
Next $500 million	0.450%
Next $500 million	0.400%
Over $1.5 billion	0.390%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

36                         Invesco Multi-Asset Income Fund

For the year ended October 31, 2020, the Adviser waived advisory fees of $198,552 and reimbursed class level expenses of $681,946, $161,454, $30,079, $379,960, $21 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $142,937 in front-end sales commissions from the sale of Class A shares and $7,482 and $29,695 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$7,314,421	$713,139,700	$–	$720,454,121
Preferred Stocks	409,888,962	–	–	409,888,962
Equity Linked Notes	–	381,811,324	–	381,811,324
U.S. Treasury Securities	–	143,893,514	–	143,893,514
Asset-Backed Securities	–	8,289,529	–	8,289,529
Non-U.S. Dollar Denominated Bonds & Notes	–	4,973,430	–	4,973,430
Variable Rate Senior Loan Interests	–	1,473,712	–	1,473,712
Common Stocks & Other Equity Interests	294,453	–	–	294,453
Agency Credit Risk Transfer Notes	–	272,227	–	272,227
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	1,882	–	1,882
Money Market Funds	267,023,161	9,382,833	–	276,405,994
Total Investments in Securities	684,520,997	1,263,238,151	–	1,947,759,148

Other Investments - Assets*
Futures Contracts	1,373,002	–	–	1,373,002
Forward Foreign Currency Contracts	–	66,369	–	66,369
	1,373,002	66,369	–	1,439,371

37                         Invesco Multi-Asset Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*
Futures Contracts	$(6,408,260)	$-	$-	$(6,408,260)
Swap Agreements	-	(307,585)	-	(307,585)
	(6,408,260)	(307,585)	-	(6,715,845)
Total Other Investments	(5,035,258)	(241,216)	-	(5,276,474)
Total Investments	$679,485,739	$1,262,996,935	$-	$1,942,482,674

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts - Exchange-Traded(a)	$-	$-	$798,999	$574,003	$1,373,002
Unrealized appreciation on forward foreign currency contracts outstanding	-	66,369	-	-	66,369
Total Derivative Assets	-	66,369	798,999	574,003	1,439,371
Derivatives not subject to master netting agreements	-	-	(798,999)	(574,003)	(1,373,002)
Total Derivative Assets subject to master netting agreements	$-	$66,369	$-	$-	$66,369

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts - Exchange-Traded(a)	$-	$-	$(4,111,883)	$(2,296,377)	$(6,408,260)
Unrealized depreciation on swap agreements - Centrally Cleared(a)	(307,585)	-	-	-	(307,585)
Total Derivative Liabilities	(307,585)	-	(4,111,883)	(2,296,377)	(6,715,845)
Derivatives not subject to master netting agreements	307,585	-	4,111,883	2,296,377	6,715,845
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$1,782	$-	$1,782	$-	$-	$1,782
Citibank, N.A.	37,539	-	37,539	-	-	37,539
Goldman Sachs International	27,048	-	27,048	-	-	27,048
Total	$66,369	$-	$66,369	$-	$-	$66,369

38                         Invesco Multi-Asset Income Fund

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(140,786)	$-	$-	$(140,786)
Futures contracts	-	-	(21,235,992)	11,786,535	(9,449,457)
Options purchased(a)	-	-	-	(239,945)	(239,945)
Options written	157,955	-	-	-	157,955
Swap agreements	(1,113,858)	-	(475,956)	-	(1,589,814)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	76,722	-	-	76,722
Futures contracts	-	-	(7,537,571)	(1,541,343)	(9,078,914)
Options purchased(a)	-	-	-	(12,659)	(12,659)
Options written	7,873	-	-	-	7,873
Swap agreements	(307,585)	-	(660)	-	(308,245)
Total	$(1,255,615)	$(64,064)	$(29,250,179)	$9,992,588	$(20,577,270)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Swaptions Written	Swap Agreements
Average notional value	$1,898,901	$501,211,257	$19,000,000	$15,400,000	$6,093,636

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,114.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income*	$83,577,535	$34,045,108

*	Includes short-term capital gain distributions, if any.

39                         Invesco Multi-Asset Income Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$12,944,573

Net unrealized appreciation (depreciation) - investments	(2,607,438)

Net unrealized appreciation - foreign currencies	80,866

Temporary book/tax differences	(263,436)

Capital loss carryforward	(517,799,960)

Shares of beneficial interest	2,409,965,165

Total net assets	$1,902,319,770

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts, bond premiums and straddle losses.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$376,650,333	$141,149,627	$517,799,960

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $632,754,885 and $953,356,124, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $49,551,102 and $54,933,064, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$50,980,743

Aggregate unrealized (depreciation) of investments	(53,588,181)

Net unrealized appreciation (depreciation) of investments	$ (2,607,438)

Cost of investments for tax purposes is $1,945,090,112.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of target merger attributes, on October 31, 2020, undistributed net investment income was increased by $4,211,157, undistributed net realized gain (loss) was decreased by $4,204,897 and shares of beneficial interest was decreased by $6,260. Further, as a result of tax deferrals acquired in the reorganizations of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund, undistributed net investment income was decreased by $752,149, undistributed net realized gain (loss) was decreased by $353,747,739 and shares of beneficial interest was increased by $354,499,888. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	8,837,871	$88,755,660	8,223,833	$87,125,025

Class C	2,856,994	29,356,874	4,641,964	49,080,633

Class R	595,843	5,785,820	296,704	3,159,273

Class Y	16,440,584	167,316,372	20,007,093	210,574,513

Class R5	-	110	-	-

Class R6	1,764,474	16,779,029	313,437	3,304,813

40                         Invesco Multi-Asset Income Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	4,010,393	$37,584,452	595,188	$6,219,236

Class C	704,919	6,647,943	280,127	2,924,043

Class R	193,046	1,809,692	15,040	157,523

Class Y	1,927,191	18,384,754	1,272,079	13,304,500

Class R5	405	3,889	620	6,439

Class R6	419,206	3,980,308	304,898	3,182,818

Automatic conversion of Class C shares to Class A shares:

Class A	1,803,643	16,874,860	326,563	3,379,001

Class C	(1,803,869)	(16,874,860)	(326,877)	(3,379,001)

Issued in connection with acquisitions:(b)
Class A	124,864,023	1,103,134,519	-	-

Class C	17,661,349	155,963,156	-	-

Class R	5,864,869	51,826,412	-	-

Class Y	20,645,499	182,406,435	-	-

Class R5	1,827	16,146	-	-

Class R6	1,551,029	13,703,735	-	-

Reacquired:

Class A	(26,495,343)	(246,082,136)	(4,758,793)	(49,706,838)

Class C	(7,648,910)	(70,952,201)	(2,072,188)	(21,452,624)

Class R	(1,105,734)	(10,400,945)	(49,757)	(526,372)

Class Y	(36,959,975)	(340,621,815)	(13,054,343)	(135,355,198)

Class R5	(2,711)	(29,471)	(5,794)	(59,371)

Class R6	(2,179,968)	(19,545,111)	(447,891)	(4,612,665)

Net increase in share activity	133,946,655	$1,195,823,627	15,561,903	$167,325,748

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 170,588,596 shares of the Fund for 178,589,134 and 8,056,589 shares outstanding of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund, respectively, as of the close of business on April 17, 2020. Shares of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund’s net assets as of the close of business on April 17, 2020 of $1,448,168,023 and $58,882,379, respectively, including $(83,083,525) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $646,225,063 and $2,153,275,466 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$135,024,573
Net realized/unrealized gains (losses)	(451,337,346)
Change in net assets resulting from operations	$(316,312,773)

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund that have been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

41                         Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,076.10	$4.28	$1,021.01	$4.17	0.82%
Class C	1,000.00	1,072.20	8.23	1,017.19	8.01	1.58
Class R	1,000.00	1,075.90	5.64	1,019.71	5.48	1.08
Class Y	1,000.00	1,077.40	3.08	1,022.17	3.00	0.59
Class R5	1,000.00	1,077.50	3.08	1,022.17	3.00	0.59
Class R6	1,000.00	1,078.00	2.51	1,022.72	2.44	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

43                         Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Multi-Asset Income Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered how the Fund’s strategy is implemented using a multi-sleeve structure and discussed how each sleeve impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit

44                         Invesco Multi-Asset Income Fund

expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

45                         Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	11.31%
Corporate Dividends Received Deduction*	10.74%
Business Interest Income*	61.53%
U.S. Treasury Obligations*	3.20%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46                         Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                          Invesco Multi-Asset Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX ∎ R6: TGRUX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Pacific Growth Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia ex Japan Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	29.70%
Class C Shares	28.89
Class R Shares	29.39
Class Y Shares	30.04
Class R5 Shares	30.05
Class R6 Shares	30.09
MSCI All Country Asia ex Japan Index▼ (Broad Market/Style-Specific Index)	15.85
Lipper Pacific ex-Japan Funds Index⬛ (Peer Group Index)	24.37
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, real GDP in Asia ex-Japan is expected to post positive growth for the calendar year, albeit at a marginal rate. Despite this gloomy topline number, the underlying trend is, in fact, more encouraging. The region’s aggregate manufacturing Purchasing Manager’s Index (PMI) has rebounded and been on an upward trend since April, and the consensus forecast expects real GDP growth to return to the positive territory in the third quarter and accelerate to similar pre-COVID levels in 2021.

China and other parts of North Asia have reopened to a greater extent than the rest of the region, and we believe their economic activities will be well on track to normalization. Particularly in China, we expect its economy to benefit from both cyclical and structural factors and to deliver strong growth. In the rest of Asia, including India and most places in ASEAN, lockdown measures have been partially removed, leading to improved economic activities. We believe economic indicators will continue to show positive signs in 2021 thanks to a cyclical recovery from a low base. We expect a strong boost to these economies if a reliable vaccine becomes available.

We believe policies will remain accommodative in 2021 given a favorable external environment. We expect the average inflation targeting framework adopted by the US Federal Reserve to keep its monetary policy loose for an extended period, helping relieve pressures of rate normalization from central banks in the region.

On a geographic basis, stock selection in and overweight exposure to China was the leading contributor to the Fund’s perfor-

mance relative to the broad-market/style-specific benchmark, the MSCI All Country Asia ex Japan Index during the fiscal year. Stock selection in Hong Kong and India also contributed to the Fund’s relative performance. Underweight exposure to and stock selection in Taiwan detracted from the Fund’s relative returns.

    At the sector level, stock selection in and overweight exposure to the consumer discretionary sector contributed to the Fund’s performance relative to the broad-market/style-specific benchmark during the fiscal year. Underweight exposure to the financials sector was also a top contributor to the Fund’s relative return. Additionally, overweight exposure to the communications services sector was a top contributor to the Fund’s relative performance.

    Chinese shopping platform company Mei-tuan Dianping was the top contributor for the Fund during the fiscal year. Another top contributor was the Chinese e-commerce company JD.com. The global pandemic and lockdowns early in the year increased consumers reliance on e-commerce for their shopping needs and these companies saw continued success as a result.

    During the fiscal year, underweight exposure to and stock selection in the information technology sector detracted from the Fund’s performance relative to the broad-market/ style-specific benchmark.

    As of the close of the fiscal year, the Fund was overweight in China, and underweight in the ASEAN markets and Taiwan. On a sector level, the Fund favored the consumer discretionary, industrials and health care sectors, where we saw more opportunities.

    We thank you for your continued investment in Invesco Pacific Growth Fund.

Portfolio manager(s):

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.54%
10 Years	6.26
5 Years	10.12
1 Year	22.58

Class C Shares
Inception (7/28/97)	3.54%
10 Years	6.24
5 Years	10.57
1 Year	27.89

Class R Shares
Inception (3/31/08)	4.77%
10 Years	6.59
5 Years	11.09
1 Year	29.39

Class Y Shares
Inception (7/28/97)	4.05%
10 Years	7.13
5 Years	11.65
1 Year	30.04

Class R5 Shares
10 Years	7.22%
5 Years	11.72
1 Year	30.05

Class R6 Shares
10 Years	6.98%
5 Years	11.61
1 Year	30.09

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco Pacific Growth Fund

Invesco Pacific Growth’s Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country Asia ex Japan Index (Net) is an unmanaged index considered representative of Asia region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Pacific ex-Japan Funds Index is an unmanaged index considered representative of Pacific region ex Japan funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index( es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco Pacific Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Communication Services	32.17%
Consumer Discretionary	24.25
Information Technology	15.47
Health Care	12.01
Consumer Staples	8.53
Financials	2.75
Industrials	2.58
Other Sectors, Each Less than 2% of Net Assets	1.58
Money Market Funds Plus Other Assets Less Liabilities	0.66

Top 10 Equity Holdings*

		% of total net assets
1.	Tencent Holdings Ltd.	9.95%
2.	Alibaba Group Holding Ltd., ADR	8.58
3.	JD.com, Inc., ADR	7.69
4.	Meituan Dianping, B Shares	5.10
5.	Weibo Corp., ADR	4.95
6.	Jiangsu Hengrui Medicine Co. Ltd., A Shares	4.67
7.	Samsung Electronics Co. Ltd.	4.30
8.	Infosys Ltd.	4.26
9.	NetEase, Inc., ADR	4.09
10.	China Mobile Ltd.	3.71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.34%
China–68.16%
Alibaba Group Holding Ltd.(a)	22,600	$860,358

Alibaba Group Holding Ltd., ADR(a)	25,397	7,738,212

Asia Cement China Holdings Corp.	747,000	685,614

Autohome, Inc., ADR	29,300	2,799,615

China Animal Healthcare Ltd.(a)(b)	349,000	0

China Mobile Ltd.	549,000	3,340,975

Dali Foods Group Co. Ltd.(c)	844,500	524,565

JD.com, Inc., ADR(a)	85,044	6,932,787

Jiangsu Hengrui Medicine Co. Ltd., A Shares	316,588	4,212,840

Meituan Dianping, B Shares(a)	123,000	4,601,048

MicroPort Scientific Corp.	409,000	1,445,415

NetEase, Inc., ADR	42,495	3,688,141

Qingdao Port International Co. Ltd., H Shares(c)	1,770,000	1,004,902

Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,468,000	2,847,054

Sino Biopharmaceutical Ltd.	1,957,500	1,975,509

Stella International Holdings Ltd.(a)	333,000	341,145

Sun Art Retail Group Ltd.	1,876,000	2,035,051

Tencent Holdings Ltd.	117,000	8,974,653

Towngas China Co. Ltd.	1,632,000	740,799

Uni-President China Holdings Ltd.	2,613,000	2,263,484

Weibo Corp., ADR(a)	107,353	4,460,517

		61,472,684

Hong Kong–3.23%
AIA Group Ltd.	262,600	2,476,663

Ajisen (China) Holdings Ltd.	734,000	92,859

Pou Sheng International (Holdings) Ltd.(a)	1,524,000	347,437

		2,916,959

India–6.45%
Infosys Ltd.	268,383	3,838,543

	Shares	Value

India–(continued)
Tata Consultancy Services Ltd.	54,966	$1,975,451

		5,813,994

South Korea–11.40%
BGF retail Co. Ltd.	6,256	652,033

NAVER Corp.	12,030	3,101,146

NCSoft Corp.	3,856	2,647,423
Samsung Electronics Co. Ltd.	77,323	3,877,466

		10,278,068

Taiwan–10.10%
Asustek Computer, Inc.	253,000	2,148,868

PChome Online, Inc.	284,000	957,058

President Chain Store Corp.	246,000	2,214,496

St. Shine Optical Co. Ltd.	39,000	352,669

Taiwan Semiconductor Manufacturing Co. Ltd.	140,143	2,115,039

Voltronic Power Technology Corp.	38,588	1,325,249

		9,113,379

Total Common Stocks & Other Equity Interests (Cost $64,931,588)		89,595,084

Money Market Funds–0.62%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	236,474	236,474

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	54,153	54,174

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	270,256	270,256

Total Money Market Funds (Cost $560,908)		560,904

TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $65,492,496)		90,155,988

OTHER ASSETS LESS LIABILITIES–0.04%		39,527

NET ASSETS–100.00%		$90,195,515

Investment Abbreviations:

ADR	- American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Pacific Growth Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Securities valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,529,467, which represented 1.70% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$71,168	$10,798,756	$(10,633,450)	$-	$-	$236,474	$4,772
Invesco Liquid Assets Portfolio, Institutional Class	50,870	8,172,580	(8,168,001)	(9)	(1,266)	54,174	4,368
Invesco Treasury Portfolio, Institutional Class	81,335	12,341,435	(12,152,514)	-	-	270,256	5,102
Total	$203,373	$31,312,771	$(30,953,965)	$(9)	$(1,266)	$560,904	$14,242

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $64,931,588)	$89,595,084
Investments in affiliated money market funds, at value (Cost $560,908)	560,904
Foreign currencies, at value (Cost $109,335)	109,293
Receivable for:
Fund shares sold	74,208
Dividends	87,805
Investment for trustee deferred compensation and retirement plans	47,241
Other assets	154,202
Total assets	90,628,737

Liabilities:

Payable for:
Fund shares reacquired	83,790
Accrued foreign taxes	116,131
Accrued fees to affiliates	41,227
Accrued other operating expenses	97,551
Trustee deferred compensation and retirement plans	94,523
Total liabilities	433,222
Net assets applicable to shares outstanding	$90,195,515

Net assets consist of:

Shares of beneficial interest	$64,881,073
Distributable earnings	25,314,442
$90,195,515

Net Assets:

Class A	$70,782,495
Class C	$3,358,226
Class R	$760,221
Class Y	$14,546,430
Class R5	$18,793
Class R6	$729,350

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,024,310
Class C	106,793
Class R	22,148
Class Y	405,639
Class R5	523
Class R6	20,291
Class A:
Net asset value per share	$34.97
Maximum offering price per share (Net asset value of $34.97 ÷ 94.50%)	$37.01
Class C:
Net asset value and offering price per share	$31.45
Class R:
Net asset value and offering price per share	$34.32
Class Y:
Net asset value and offering price per share	$35.86
Class R5:
Net asset value and offering price per share	$35.93
Class R6:
Net asset value and offering price per share	$35.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $133,396)	$1,233,337

Dividends from affiliated money market funds	14,242

Total investment income	1,247,579

Expenses:

Advisory fees	676,220

Administrative services fees	10,774

Custodian fees	30,302

Distribution fees:
Class A	157,667

Class C	26,788

Class R	2,999

Transfer agent fees – A, C, R and Y	95,983

Transfer agent fees – R5	16

Transfer agent fees – R6	801

Trustees’ and officers’ fees and benefits	19,528

Registration and filing fees	67,753

Reports to shareholders	35,847

Professional services fees	47,279

Other	13,599

Total expenses	1,185,556

Less: Fees waived and/or expense offset arrangement(s)	(2,651)

Net expenses	1,182,905

Net investment income	64,674

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (net of foreign taxes of $18,932)	1,106,634

Foreign currencies	(60,263)

1,046,371

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $75,747)	18,952,947

Foreign currencies	(5,133)

18,947,814

Net realized and unrealized gain	19,994,185

Net increase in net assets resulting from operations	$20,058,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$64,674	$123,066

Net realized gain	1,046,371	6,229,686

Change in net unrealized appreciation	18,947,814	214,635

Net increase in net assets resulting from operations	20,058,859	6,567,387

Distributions to shareholders from distributable earnings:

Class A	(4,995,579)	(4,776,595)

Class C	(267,257)	(411,734)

Class R	(35,845)	(30,987)

Class Y	(638,980)	(739,335)

Class R5	(1,261)	(1,203)

Class R6	(81,315)	(344,323)

Total distributions from distributable earnings	(6,020,237)	(6,304,177)

Share transactions–net:

Class A	(2,208,421)	(3,881,974)

Class C	(69,296)	(3,091,702)

Class R	191,630	10,864

Class Y	4,523,119	(5,732,123)

Class R6	(554,519)	(3,858,659)

Net increase (decrease) in net assets resulting from share transactions	1,882,513	(16,553,594)

Net increase (decrease) in net assets	15,921,135	(16,290,384)

Net assets:

Beginning of year	74,274,380	90,564,764

End of year	$90,195,515	$74,274,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Pacific Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/20	$29.26	$0.02	$8.10	$8.12	$ –	$(2.41)	$(2.41)	$34.97	29.77%		$ 70,782	1.53	%(d)	1.53	%(d)	0.08	%(d)	61%
Year ended 10/31/19	29.27	0.04	2.13	2.17	(0.22)	(1.96)	(2.18)	29.26	8.20		61,484	1.58		1.58		0.14		116
Year ended 10/31/18	33.63	0.28 (e)	(4.64)	(4.36)	–	–	–	29.27	(12.97	)(f)	65,057	1.54	(f)	1.54	(f)	0.82	(e)(f)	54
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	–	(0.05)	33.63	28.09		80,319	1.75		1.75		(0.32)		59
Year ended 10/31/16	24.03	0.04	2.24	2.28	–	–	–	26.31	9.49		65,107	1.64		1.64		0.17		31
Class C
Year ended 10/31/20	26.69	(0.15)	7.32	7.17	–	(2.41)	(2.41)	31.45	29.02	(g)	3,358	2.17	(d)(g)	2.17	(d)(g)	(0.56	)(d)(g)	61
Year ended 10/31/19	26.86	(0.16)	1.95	1.79	–	(1.96)	(1.96)	26.69	7.38	(g)	2,949	2.28	(g)	2.28	(g)	(0.56	)(g)	116
Year ended 10/31/18	31.09	0.02 (e)	(4.25)	(4.23)	–	–	–	26.86	(13.60)		6,080	2.30		2.30		0.06	(e)	54
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	–	–	–	31.09	27.11	(g)	5,535	2.49	(g)	2.49	(g)	(1.06	)(g)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	–	–	–	24.46	8.71	(g)	4,477	2.37	(g)	2.37	(g)	(0.56	)(g)	31
Class R
Year ended 10/31/20	28.83	(0.05)	7.95	7.90	–	(2.41)	(2.41)	34.32	29.43		760	1.78	(d)	1.78	(d)	(0.17	)(d)	61
Year ended 10/31/19	28.86	(0.03)	2.10	2.07	(0.14)	(1.96)	(2.10)	28.83	7.95		424	1.84		1.84		(0.12)		116
Year ended 10/31/18	33.24	0.19 (e)	(4.57)	(4.38)	–	–	–	28.86	(13.18)		409	1.80		1.80		0.56	(e)	54
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	–	–	–	33.24	27.75		283	2.00		2.00		(0.57)		59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	–	–	–	26.02	9.24		242	1.89		1.89		(0.08)		31
Class Y
Year ended 10/31/20	29.88	0.10	8.29	8.39	–	(2.41)	(2.41)	35.86	30.08		14,546	1.28	(d)	1.28	(d)	0.33	(d)	61
Year ended 10/31/19	29.88	0.11	2.16	2.27	(0.31)	(1.96)	(2.27)	29.88	8.42		8,228	1.34		1.34		0.38		116
Year ended 10/31/18	34.24	0.37 (e)	(4.73)	(4.36)	–	–	–	29.88	(12.73)		13,911	1.30		1.30		1.06	(e)	54
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	–	(0.12)	34.24	28.43		18,505	1.50		1.50		(0.07)		59
Year ended 10/31/16	24.41	0.11	2.27	2.38	–	–	–	26.79	9.75		10,501	1.39		1.39		0.42		31
Class R5
Year ended 10/31/20	29.94	0.11	8.29	8.40	–	(2.41)	(2.41)	35.93	30.05		19	1.26	(d)	1.26	(d)	0.35	(d)	61
Year ended 10/31/19	29.94	0.13	2.17	2.30	(0.34)	(1.96)	(2.30)	29.94	8.52		16	1.27		1.27		0.45		116
Year ended 10/31/18	34.29	0.40 (e)	(4.75)	(4.35)	–	–	–	29.94	(12.69)		16	1.22		1.22		1.14	(e)	54
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	–	(0.15)	34.29	28.53		18	1.42		1.42		0.01		59
Year ended 10/31/16	24.42	0.13	2.29	2.42	–	–	–	26.84	9.91		14	1.28		1.28		0.53		31
Class R6
Year ended 10/31/20	29.93	0.11	8.31	8.42	–	(2.41)	(2.41)	35.94	30.13		729	1.26	(d)	1.26	(d)	0.35	(d)	61
Year ended 10/31/19	29.94	0.13	2.16	2.29	(0.34)	(1.96)	(2.30)	29.93	8.48		1,174	1.27		1.27		0.45		116
Year ended 10/31/18	34.29	0.39 (e)	(4.74)	(4.35)	–	–	–	29.94	(12.69)		5,091	1.22		1.22		1.14	(e)	54
Period ended 10/31/17(h)	27.48	0.00	6.81	6.81	–	–	–	34.29	24.78		12	1.39	(i)	1.39	(i)	0.04	(i)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $63,627, $3,021, $600, $9,661, $16 and $801 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.11%, $(0.22) and (0.65)%, $(0.05) and (0.15)%, $0.13 and 0.35%, $0.16 and 0.43%, and $0.15 and 0.43% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2018.
(g)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.89%, 0.95%, 0.99% and 0.98% for the years ended October 31, 2020, 2019, 2017 and 2016, respectively.

(h)	Commencement date of April 04, 2017.
(i)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Pacific Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                      Invesco Pacific Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                      Invesco Pacific Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.870%
Next $1 billion	0.820%
Over $2 billion	0.770%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $2,323.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares; and (3) Class R – up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

For the year ended October 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $2,249 in front-end sales commissions from the sale of Class A shares and $1,359 and $145 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17                      Invesco Pacific Growth Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

China	$25,619,272	$35,853,412	$0	$61,472,684

Hong Kong	—	2,916,959	—	2,916,959

India	—	5,813,994	—	5,813,994

South Korea	—	10,278,068	—	10,278,068

Taiwan	—	9,113,379	—	9,113,379

Money Market Funds	560,904	—	—	560,904

Total Investments	$26,180,176	$63,975,812	$0	$90,155,988

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $328.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$—	$589,057

Long-term capital gain	6,020,237	5,715,120

Total distributions	$6,020,237	$6,304,177

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$375,751

Undistributed long-term capital gain	881,693

Net unrealized appreciation — investments	24,153,210

Net unrealized appreciation (depreciation) — foreign currencies	(12,496)

Temporary book/tax differences	(83,716)

Shares of beneficial interest	64,881,073

Total net assets	$90,195,515

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

18                      Invesco Pacific Growth Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $45,051,978 and $48,593,758, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$27,749,579

Aggregate unrealized (depreciation) of investments	(3,596,369)

Net unrealized appreciation of investments	$24,153,210

Cost of investments for tax purposes is $66,002,778.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and foreign capital gains taxes, on October 31, 2020, undistributed net investment income was increased by $20,700 and undistributed net realized gain was decreased by $20,700. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	138,404	$4,276,716	130,793	$3,764,307

Class C	17,898	500,531	67,561	1,697,905

Class R	12,057	350,514	3,199	89,045

Class Y	243,664	7,931,564	93,539	2,681,708

Class R6	5,312	174,246	15,270	435,401

Issued as reinvestment of dividends:
Class A	152,293	4,279,435	152,715	4,045,416

Class C	10,211	259,461	15,418	375,127

Class R	1,232	34,074	1,126	29,440

Class Y	20,234	581,938	25,103	677,779

Class R6	2,701	77,838	12,560	339,498

Automatic conversion of Class C shares to Class A shares:
Class A	5,614	173,611	97,966	2,718,635

Class C	(6,220)	(173,611)	(106,776)	(2,718,635)

Reacquired:
Class A	(373,569)	(10,938,183)	(502,272)	(14,410,332)

Class C	(25,554)	(655,677)	(92,098)	(2,446,099)

Class R	(5,860)	(192,958)	(3,781)	(107,621)

Class Y	(133,649)	(3,990,383)	(308,859)	(9,091,610)

Class R6	(26,933)	(806,603)	(158,668)	(4,633,558)

Net increase (decrease) in share activity	37,835	$1,882,513	(557,204)	$(16,553,594)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19                      Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Pacific Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                      Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,266.80	$8.49	$1,017.65	$7.56	1.49%
Class C	1,000.00	1,260.70	13.98	1,012.77	12.45	2.46
Class R	1,000.00	1,265.10	9.91	1,016.39	8.82	1.74
Class Y	1,000.00	1,268.60	7.07	1,018.90	6.29	1.24
Class R5	1,000.00	1,268.30	7.01	1,018.95	6.24	1.23
Class R6	1,000.00	1,268.70	7.01	1,018.95	6.24	1.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                      Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Pacific Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country Asia ex Japan Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods, and below the performance of the Index for the three year period. The Board recalled the Fund’s repositioning effective June 15, 2019 during which the Fund’s investment strategy was modified to exclude Japan and Australia from the Fund’s portfolio, and noted that performance results shown prior to such date reflected the Fund’s strategy prior to the repositioning. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

22                      Invesco Pacific Growth Fund

regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses. The Board noted that there were only six funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                      Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,073,201
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0498	per share
Foreign Source Income	$0.5289	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                      Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco Pacific Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MS-PGRO-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Select Companies Fund
Nasdaq: A: ATIAX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX ∎ R6: ATISX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Select Companies Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.64%
Class C Shares	-9.27
Class R Shares	-8.82
Class Y Shares	-8.36
Class R5 Shares	-8.30
Class R6 Shares	-8.22
S&P 500 Index▼ (Broad Market Index)	9.71
Russell 2000 Index▼ (Style-Specific Index)	-0.14
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	-6.70
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions.

After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

Relative to the Russell 2000 Index, the Fund’s style-specific benchmark, security selection in the consumer discretionary sector and underweight to financials – a relatively weak sector during the fiscal year - contributed to the Fund’s relative performance during the fiscal year. Conversely, security selection in the information technology and industrials sectors detracted from the Fund’s relative performance.

During the fiscal year, top contributors to the Fund’s performance included Charles River Laboratories, a company that provides clinical laboratory tests and drug development services globally, and Floor & Decor Holdings, a multi-channel American specialty retailer of hard surface flooring. These positions were no longer held as of the close of the fiscal year.

The top detractors from the Fund’s performance over the fiscal year were Gaslog, a company that transports liquefied natural gas through a fleet of ocean vessels, and Interface, a global manufacturer of commercial flooring.

Effective October 15, 2020, Invesco Advisers, Inc. was appointed as the sole sub-advisor for the Fund and began transitioning the Fund’s holdings to align with its investment process, including an increase in the number of holdings. The lead portfolio managers are now Matthew Ziehl and Adam Weiner. These changes are intended to further improve our ability to deliver strong investment outcomes and meet client needs. The new team employs a robust, disciplined investment process focused on driving alpha through stock selection with a focus on identifying skilled management teams, strong business models, and superior execution.

As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio manager(s):

Raymond Anello

Joy Budzinski

Magnus Krantz

Kristin Ketner Pak

Raman Vardharaj

Adam Weiner - Lead

Matthew Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	7.95%
10 Years	7.17
5 Years	3.85
1 Year	-13.65

Class C Shares
Inception (11/4/03)	7.93%
10 Years	7.13
5 Years	4.24
1 Year	-10.10

Class R Shares
Inception (4/30/04)	7.95%
10 Years	7.51
5 Years	4.78
1 Year	-8.82

Class Y Shares
Inception (10/3/08)	10.23%
10 Years	8.05
5 Years	5.29
1 Year	-8.36

Class R5 Shares
Inception (4/30/04)	8.64%
10 Years	8.14
5 Years	5.39
1 Year	-8.30

Class R6 Shares
10 Years	7.94%
5 Years	5.35
1 Year	-8.22

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6	Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Select Companies Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Financials	17.37%
Information Technology	16.99
Health Care	15.59
Industrials	14.28
Consumer Discretionary	11.66
Energy	4.90
Consumer Staples	4.57
Real Estate	4.35
Utilities	3.59
Materials	3.19
Communication Services	0.59
Money Market Funds Plus Other Assets Less Liabilities	2.92

Top 10 Equity Holdings*

% of total net assets
1. Encore Capital Group, Inc.	5.83%
2. Equiniti Group PLC	3.15
3. GasLog Ltd.	2.58
4. Insight Enterprises, Inc.	2.38
5. Performant Financial Corp.	2.12
6. BJ’s Wholesale Club Holdings, Inc.	1.89
7. AutoNation, Inc.	1.87
8. Renewable Energy Group, Inc.	1.84
9. LHC Group, Inc.	1.65
10. ASGN, Inc.	1.61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8	Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–97.09%
Air Freight & Logistics–0.59%
Hub Group, Inc., Class A(b)	30,479	$ 1,527,912

Aluminum–0.73%
Kaiser Aluminum Corp.	29,878	1,880,223

Apparel Retail–0.50%
Foot Locker, Inc.	34,599	1,276,011

Application Software–4.63%
Allegro MicroSystems, Inc. (Japan)(b)	40,000	732,000
Bottomline Technologies (DE), Inc.(b)	71,076	2,823,139
Envestnet, Inc.(b)	23,216	1,781,596
j2 Global, Inc.(b)	49,905	3,387,551
Q2 Holdings, Inc.(b)	34,753	3,170,864
		11,895,150

Asset Management & Custody Banks–1.27%
Federated Hermes, Inc., Class B	48,724	1,164,504
Focus Financial Partners, Inc., Class A(b)	57,359	2,094,177
		3,258,681

Auto Parts & Equipment–2.73%
Dorman Products, Inc.(b)	33,374	2,979,297
Visteon Corp.(b)	44,975	4,032,009
		7,011,306

Automotive Retail–2.70%
AutoNation, Inc.(b)	84,579	4,798,167
Monro, Inc.	50,806	2,136,900
		6,935,067

Biotechnology–3.38%
ADC Therapeutics S.A. (Switzerland)(b)	22,537	646,587
Emergent BioSolutions, Inc.(b)	40,507	3,644,415
G1 Therapeutics, Inc.(b)	57,115	627,694
Twist Bioscience Corp.(b)	27,838	2,133,504
uniQure N.V. (Netherlands)(b)	22,890	925,443
Zai Lab Ltd., ADR (China)(b)	8,728	716,132
		8,693,775

Building Products–0.82%
Masonite International Corp.(b)	24,059	2,117,192

Commodity Chemicals–0.24%
Chemtrade Logistics Income Fund (Canada)(c)	200,000	622,983

Construction & Engineering–0.93%
Comfort Systems USA, Inc.	23,754	1,087,933
Valmont Industries, Inc.	9,119	1,294,442
		2,382,375

Construction Materials–0.74%
Summit Materials, Inc., Class A(b)	107,890	1,908,574

Consumer Finance–5.83%
Encore Capital Group, Inc.(b)	469,637	14,995,509

	Shares	Value
Data Processing & Outsourced Services–3.15%
Equiniti Group PLC (United Kingdom),(b)(d)	6,042,873	$8,099,931

Diversified Banks–0.89%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	86,117	2,278,656

Diversified Metals & Mining–1.04%
Compass Minerals International, Inc.	44,261	2,672,479

Diversified Support Services–2.12%
Performant Financial Corp.(b)(e)	5,251,489	5,461,549

Electrical Components & Equipment–1.30%
Atkore International Group, Inc.(b)	67,014	1,386,520
EnerSys	27,196	1,947,233
		3,333,753

Environmental & Facilities Services–0.36%
US Ecology, Inc.	30,514	931,287

Gas Utilities–2.84%
National Fuel Gas Co.	42,148	1,684,234
South Jersey Industries, Inc.	156,902	3,023,501
Suburban Propane Partners L.P.	157,654	2,591,832
		7,299,567

General Merchandise Stores–0.88%
Big Lots, Inc.	28,337	1,348,841
Ollie’s Bargain Outlet Holdings, Inc.(b)	10,617	924,635
		2,273,476

Health Care Equipment–3.65%
AtriCure, Inc.(b)	48,862	1,688,671
CryoPort, Inc.(b)	51,231	2,056,412
iRhythm Technologies, Inc.(b)	9,085	1,921,023
Tandem Diabetes Care, Inc.(b)	34,215	3,729,435
		9,395,541

Health Care Facilities–0.77%
Tenet Healthcare Corp.(b)	80,639	1,978,881

Health Care Services–3.30%
1Life Healthcare, Inc.(b)	47,419	1,337,690
Addus HomeCare Corp.(b)	29,769	2,904,561
LHC Group, Inc.(b)	19,548	4,233,120
		8,475,371

Health Care Supplies–0.37%
OraSure Technologies, Inc.(b)	63,389	947,032

Health Care Technology–1.18%
American Well Corp., Class A(b)(c)	22,460	579,693
Inspire Medical Systems, Inc.(b)	20,614	2,461,930
		3,041,623

Homebuilding–1.12%
TopBuild Corp.(b)	18,736	2,870,543

Hotel & Resort REITs–0.73%
DiamondRock Hospitality Co.	379,279	1,873,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Companies Fund

	Shares	Value
Household Products–0.83%
Energizer Holdings, Inc.	54,081	$ 2,128,087

Human Resource & Employment Services–2.78%
ASGN, Inc.(b)	62,123	4,142,362
Korn Ferry	99,381	3,000,312
		7,142,674

Hypermarkets & Super Centers–1.89%
BJ’s Wholesale Club Holdings, Inc.(b)	126,552	4,845,676

Industrial Machinery–4.23%
Chart Industries, Inc.(b)	30,965	2,614,994
EnPro Industries, Inc.	30,068	1,774,613
Evoqua Water Technologies Corp.(b)	107,435	2,463,485
Rexnord Corp.	125,360	4,021,549
		10,874,641

Insurance Brokers–0.26%
Selectquote, Inc.(b)	39,385	678,210

Interactive Home Entertainment–0.58%
Zynga, Inc., Class A(b)	167,186	1,503,002

Investment Banking & Brokerage–1.17%
Stifel Financial Corp.	51,387	3,004,084

IT Consulting & Other Services–3.31%
CACI International, Inc., Class A(b)	13,883	2,895,022
KBR, Inc.	153,232	3,415,541
Perspecta, Inc.	122,802	2,201,840
		8,512,403

Leisure Facilities–0.25%
Cedar Fair L.P.	24,487	636,907

Life Sciences Tools & Services–1.95%
Adaptive Biotechnologies Corp.(b)	26,859	1,237,663
NeoGenomics, Inc.(b)	56,187	2,204,216
Repligen Corp.(b)	9,471	1,577,584
		5,019,463

Multi-Utilities–0.75%
Avista Corp.	58,322	1,937,457

Office REITs–0.79%
Brandywine Realty Trust	232,232	2,034,352

Office Services & Supplies–1.15%
ACCO Brands Corp.	376,208	1,982,616
Interface, Inc.	156,976	962,263
		2,944,879

Oil & Gas Exploration & Production–0.15%
CNX Resources Corp.(b)	39,782	385,885

Oil & Gas Refining & Marketing–1.84%
Renewable Energy Group, Inc.(b)	84,017	4,738,559

Oil & Gas Storage & Transportation–2.90%
GasLog Ltd. (Greece)	2,790,622	6,641,680
Noble Midstream Partners L.P.	103,174	822,297
		7,463,977

Packaged Foods & Meats–0.97%
Simply Good Foods Co. (The)(b)	133,208	2,504,310

	Shares	Value
Paper Products–0.44%
Schweitzer-Mauduit International, Inc., Class A	33,982	$ 1,128,202

Personal Products–0.89%
BellRing Brands, Inc., Class A(b)	124,688	2,280,544

Pharmaceuticals–0.98%
Axsome Therapeutics, Inc.(b)	11,600	769,196
Collegium Pharmaceutical, Inc.(b)	58,235	1,038,330
Intersect ENT, Inc.(b)	46,157	715,434
		2,522,960

Regional Banks–6.63%
BankUnited, Inc.	90,710	2,290,428
Berkshire Hills Bancorp, Inc.	77,570	1,010,737
Cathay General Bancorp	53,983	1,270,220
CIT Group, Inc.	66,953	1,971,766
First Horizon National Corp.	226,006	2,352,722
Heritage Financial Corp.	79,584	1,668,081
OceanFirst Financial Corp.	86,424	1,293,767
Pacific Premier Bancorp, Inc.	98,487	2,511,418
Signature Bank	10,446	843,410
Sterling Bancorp	136,745	1,829,648
		17,042,197

Restaurants–3.49%
Jack in the Box, Inc.	36,195	2,897,772
Texas Roadhouse, Inc.	53,502	3,746,745
Wendy’s Co. (The)	106,071	2,317,651
		8,962,168

Semiconductor Equipment–2.40%
Brooks Automation, Inc.	60,588	2,829,460
MKS Instruments, Inc.	30,706	3,328,223
		6,157,683

Semiconductors–1.13%
Semtech Corp.(b)	52,965	2,907,249

Specialized REITs–2.83%
EPR Properties	80,468	1,918,357
Four Corners Property Trust, Inc.	121,081	3,068,193
National Storage Affiliates Trust	67,637	2,292,218
		7,278,768

Technology Distributors–2.38%
Insight Enterprises, Inc.(b)	114,644	6,116,257

Thrifts & Mortgage Finance–1.33%
WSFS Financial Corp.	107,484	3,406,168
Total Common Stocks & Other Equity Interests (Cost $310,331,903)		249,594,847

Money Market Funds–1.33%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(e)(f)	1,213,189	1,213,189
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)	824,099	824,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Companies Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	1,386,501	$ 1,386,501
Total Money Market Funds (Cost $3,424,119)		3,424,119
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.42% (Cost $313,756,022)		253,018,966
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.34%
Invesco Private Government Fund, 0.04%(e)(f)(g)	1,384,238	1,384,238

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(e)(f)(g)	2,075,734	$ 2,076,357
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,460,595)		3,460,595
TOTAL INVESTMENTS IN SECURITIES–99.76% (Cost $317,216,617)		256,479,561
OTHER ASSETS LESS LIABILITIES–0.24%		604,932
NET ASSETS–100.00%		$257,084,493

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented 3.15% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,788,942	$38,027,974	$(39,603,727)	$-	$-	$1,213,189	$11,063
Invesco Liquid Assets Portfolio, Institutional Class	1,992,129	27,162,840	(28,330,404)	(5)	(131)	824,429	11,225
Invesco Treasury Portfolio, Institutional Class	3,187,362	43,460,542	(45,261,403)	-	-	1,386,501	12,134
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,771,485	(7,387,247)	-	-	1,384,238	449	*
Invesco Private Prime Fund	-	4,711,640	(2,635,413)	-	130	2,076,357	495	*
Investments in Other Affiliates:
Performant Financial Corp.	5,693,012	-	(308,963)	2,323,629	(2,246,129)	5,461,549	-
Total	$13,661,445	$122,134,481	$(123,527,157)	$2,323,624	$(2,246,130)	$12,346,263	$35,366

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $268,428,881)*	$244,133,298

Investments in affiliates, at value (Cost $48,787,736)	12,346,263

Cash	183,609

Receivable for:
Investments sold	18,131,287

Fund shares sold	22,011

Dividends	35,371

Investment for trustee deferred compensation and retirement plans	153,116

Other assets	55,725

Total assets	275,060,680

Liabilities:
Payable for:
Investments purchased	11,444,089

Fund shares reacquired	1,085,565

Amount due custodian – foreign currency, at value (Cost $1,581,851)	1,564,835

Collateral upon return of securities loaned	3,460,595

Accrued fees to affiliates	168,512

Accrued trustees’ and officers’ fees and benefits	631

Accrued other operating expenses	88,439

Trustee deferred compensation and retirement plans	163,521

Total liabilities	17,976,187

Net assets applicable to shares outstanding	$257,084,493

Net assets consist of:
Shares of beneficial interest	$247,119,286

Distributable earnings	9,965,207

$257,084,493

Net Assets:
Class A	$157,146,095

Class C	$9,167,769

Class R	$8,805,779

Class Y	$68,561,723

Class R5	$11,889,895

Class R6	$1,513,232

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,535,430

Class C	767,607

Class R	630,688

Class Y	4,427,871

Class R5	726,201

Class R6	92,152

Class A:
Net asset value per share	$14.92

Maximum offering price per share (Net asset value of $14.92 ÷ 94.50%)	$15.79

Class C:
Net asset value and offering price per share	$11.94

Class R:
Net asset value and offering price per share	$13.96

Class Y:
Net asset value and offering price per share	$15.48

Class R5:
Net asset value and offering price per share	$16.37

Class R6:
Net asset value and offering price per share	$16.42

*	At October 31, 2020, securities with an aggregate value of $3,227,831 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $27,196)	$1,183,897

Dividends from affiliates (includes securities lending income of $6,880)	41,302

Total investment income	1,225,199

Expenses:

Advisory fees	2,311,887

Administrative services fees	45,540

Custodian fees	10,016

Distribution fees:
Class A	447,924

Class C	128,343

Class R	52,869

Transfer agent fees – A, C, R and Y	597,068

Transfer agent fees – R5	15,102

Transfer agent fees – R6	629

Trustees’ and officers’ fees and benefits	21,672

Registration and filing fees	81,352

Reports to shareholders	46,677

Professional services fees	46,936

Other	17,005

Total expenses	3,823,020

Less: Fees waived and/or expense offset arrangement(s)	(8,254)

Net expenses	3,814,766

Net investment income (loss)	(2,589,567)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	77,062,974

Affiliated investment securities	(2,246,130)

Foreign currencies	(102,053)

74,714,791

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(106,387,322)

Affiliated investment securities	2,323,624

Foreign currencies	1,103

(104,062,595)

Net realized and unrealized gain (loss)	(29,347,804)

Net increase (decrease) in net assets resulting from operations	$(31,937,371)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income (loss)	$(2,589,567)	$(1,191,739)

Net realized gain	74,714,791	26,329,627

Change in net unrealized appreciation (depreciation)	(104,062,595)	(16,434,779)

Net increase (decrease) in net assets resulting from operations	(31,937,371)	8,703,109

Distributions to shareholders from distributable earnings:

Class A	(15,258,954)	(12,086,276)

Class C	(1,538,558)	(3,239,304)

Class R	(968,336)	(947,329)

Class Y	(6,429,183)	(5,237,287)

Class R5	(1,403,453)	(1,200,012)

Class R6	(142,791)	(43,534)

Total distributions from distributable earnings	(25,741,275)	(22,753,742)

Share transactions–net:

Class A	(21,095,307)	(2,666,354)

Class C	(5,495,344)	(28,439,694)

Class R	(2,188,936)	(2,745,436)

Class Y	(6,080,321)	(1,421,758)

Class R5	(6,719,064)	(1,726,502)

Class R6	(24,662)	1,105,587

Net increase (decrease) in net assets resulting from share transactions	(41,603,634)	(35,894,157)

Net increase (decrease) in net assets	(99,282,280)	(49,944,790)

Net assets:

Beginning of year	356,366,773	406,311,563

End of year	$257,084,493	$356,366,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Select Companies Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$17.57	$(0.14)	$(1.21)	$(1.35)	$(1.30)	$14.92	(8.58)%	$157,146	1.28	%(d)	1.28	%(d)	(0.89	)%(d)	102%
Year ended 10/31/19	18.20	(0.06)	0.46	0.40	(1.03)	17.57	2.95	211,481	1.27		1.27		(0.34)		26
Year ended 10/31/18	20.30	(0.04)	0.61	0.57	(2.67)	18.20	2.76	220,107	1.24		1.25		(0.19)		12
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	(0.64)	20.30	25.71	250,619	1.27		1.28		(0.39)		16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Class C
Year ended 10/31/20	14.41	(0.20)	(0.97)	(1.17)	(1.30)	11.94	(9.27)	9,168	2.03	(d)	2.03	(d)	(1.64	)(d)	102
Year ended 10/31/19	15.25	(0.15)	0.34	0.19	(1.03)	14.41	2.08	17,772	2.02		2.02		(1.09)		26
Year ended 10/31/18	17.54	(0.15)	0.53	0.38	(2.67)	15.25	2.01	49,959	1.99		2.00		(0.94)		12
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	(0.64)	17.54	24.77	95,457	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Class R
Year ended 10/31/20	16.56	(0.16)	(1.14)	(1.30)	(1.30)	13.96	(8.82)	8,806	1.53	(d)	1.53	(d)	(1.14	)(d)	102
Year ended 10/31/19	17.27	(0.10)	0.42	0.32	(1.03)	16.56	2.62	13,053	1.52		1.52		(0.59)		26
Year ended 10/31/18	19.43	(0.08)	0.59	0.51	(2.67)	17.27	2.55	16,427	1.49		1.50		(0.44)		12
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	(0.64)	19.43	25.45	22,747	1.52		1.53		(0.64)		16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Class Y
Year ended 10/31/20	18.14	(0.10)	(1.26)	(1.36)	(1.30)	15.48	(8.36)	68,562	1.03	(d)	1.03	(d)	(0.64	)(d)	102
Year ended 10/31/19	18.72	(0.02)	0.47	0.45	(1.03)	18.14	3.14	91,297	1.02		1.02		(0.09)		26
Year ended 10/31/18	20.75	0.01	0.63	0.64	(2.67)	18.72	3.07	95,958	0.99		1.00		0.06		12
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	(0.64)	20.75	26.00	80,572	1.02		1.03		(0.14)		16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Class R5
Year ended 10/31/20	19.10	(0.09)	(1.34)	(1.43)	(1.30)	16.37	(8.30)	11,890	0.93	(d)	0.93	(d)	(0.54	)(d)	102
Year ended 10/31/19	19.62	0.00	0.51	0.51	(1.03)	19.10	3.31	20,905	0.91		0.91		0.02		26
Year ended 10/31/18	21.62	0.03	0.64	0.67	(2.67)	19.62	3.09	23,088	0.92		0.93		0.13		12
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	(0.64)	21.62	26.15	26,943	0.92		0.93		(0.04)		16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Class R6
Year ended 10/31/20	19.14	(0.08)	(1.34)	(1.42)	(1.30)	16.42	(8.22)	1,513	0.86	(d)	0.86	(d)	(0.47	)(d)	102
Year ended 10/31/19	19.65	0.02	0.50	0.52	(1.03)	19.14	3.36	1,859	0.84		0.84		0.09		26
Year ended 10/31/18	21.63	0.04	0.65	0.69	(2.67)	19.65	3.19	772	0.84		0.85		0.21		12
Year ended 10/31/17(e)	20.05	0.01	1.57	1.58	–	21.63	7.88	11	0.84	(f)	0.85	(f)	0.04	(f)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $179,170, $12,834, $10,574, $92,027, $15,103 and $1,852 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Select Companies Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Select Companies Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17	Invesco Select Companies Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Prior to October 15, 2020, Invesco Canada Ltd. also served as an Affiliated Sub-Adviser.

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $6,010.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

18	Invesco Select Companies Fund

shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $25,841 in front-end sales commissions from the sale of Class A shares and $656 and $262 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2020, the Fund incurred $1,705 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$241,494,916	$ 8,099,931	$–	$249,594,847

Money Market Funds	3,424,119	3,460,595	–	6,884,714

Total Investments	$244,919,035	$11,560,526	$–	$256,479,561

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,244.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$–	$2,223,892

Long-term capital gain	25,741,275	20,529,850

Total distributions	$25,741,275	$22,753,742

*	Includes short-term capital gain distributions, if any.

19	Invesco Select Companies Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$17,228,372

Undistributed long-term capital gain	55,220,081

Net unrealized appreciation (depreciation) – investments	(62,349,395)

Net unrealized appreciation - foreign currencies	1,154

Temporary book/tax differences	(135,005)

Shares of beneficial interest	247,119,286

Total net assets	$257,084,493

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $309,927,351 and $378,354,417, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,696,044

Aggregate unrealized (depreciation) of investments	(64,045,439)

Net unrealized appreciation (depreciation) of investments	$(62,349,395)

Cost of investments for tax purposes is $318,828,956.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2020, undistributed net investment income (loss) was increased by $3,603,347 and undistributed net realized gain was decreased by $3,603,347. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	1,254,867	$ 18,367,344	1,741,593	$ 29,622,709

Class C	70,732	827,723	193,214	2,676,603

Class R	160,293	2,167,358	216,384	3,567,670

Class Y	2,541,022	41,715,989	1,073,506	18,830,834

Class R5	274,477	4,291,662	150,114	2,819,220

Class R6	38,996	675,823	84,234	1,616,440

Issued as reinvestment of dividends:
Class A	865,168	14,647,289	753,553	11,702,682

Class C	108,561	1,481,863	245,264	3,146,737

Class R	60,918	967,988	64,126	941,375

Class Y	357,939	6,278,242	312,629	5,005,191

Class R5	75,631	1,401,449	71,182	1,197,993

Class R6	7,181	133,351	2,531	42,664

Automatic conversion of Class C shares to Class A shares:
Class A	165,064	2,474,832	1,294,154	21,705,462

Class C	(205,146)	(2,474,832)	(1,568,527)	(21,705,462)

20	Invesco Select Companies Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(3,787,730)	$(56,584,772)	(3,842,350)	$(65,697,207)

Class C	(439,410)	(5,330,098)	(913,197)	(12,557,572)

Class R	(378,611)	(5,324,282)	(443,724)	(7,254,481)

Class Y	(3,502,646)	(54,074,552)	(1,480,538)	(25,257,783)

Class R5	(718,559)	(12,412,175)	(303,253)	(5,743,715)

Class R6	(51,129)	(833,836)	(28,932)	(553,517)

Net increase (decrease) in share activity	(3,102,382)	$(41,603,634)	(2,378,037)	$(35,894,157)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Select Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,123.60	$6.94	$1,018.60	$6.60	1.30%
Class C	1,000.00	1,120.10	10.92	1,014.83	10.38	2.05
Class R	1,000.00	1,123.10	8.27	1,017.34	7.86	1.55
Class Y	1,000.00	1,125.80	5.61	1,019.86	5.33	1.05
Class R5	1,000.00	1,125.90	5.02	1,020.41	4.77	0.94
Class R6	1,000.00	1,126.20	4.70	1,020.71	4.47	0.88

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Companies Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods, and reasonably comparable to the performance of the Index for the three year period. The Board noted that the Fund’s value tilt and stock selection in certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit

24	Invesco Select Companies Fund

expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$25,741,275
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	199	None
		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson -1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Select Companies Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco U.S. Managed Volatility Fund Nasdaq: R6: USMVX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco U.S. Managed Volatility Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco U.S. Managed Volatility Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class R6 shares of Invesco U.S. Managed Volatility Fund (the Fund), at net asset value (NAV), outperformed the Invesco US Large Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	15.69%
S&P 500 Index▼ (Broad Market Index)	9.71
Invesco US Large Cap Index▼ (Style-Specific Index)	12.31
Lipper S&P 500 Fund Index∎ (Peer Group Index)	9.35
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

    Invesco U.S. Managed Volatility Fund is a domestic large-cap core equity strategy focused on providing capital appreciation while managing portfolio volatility. The strategy seeks equity-like exposure during periods of economic strength and downside protection during economic stress. The Fund seeks to accomplish this by investing in the Invesco U.S. Large Cap Index with a futures overlay component designed to manage volatility. The futures overlay component is designed to manage the Fund’s overall risk by selling short exchange-traded equity index futures in periods of high market volatility. This risk management overlay is implemented when the forecasted annualized volatility level of the Fund’s returns exceeds 16%.

    The Fund posted a double-digit gain during the fiscal year and outperformed the Fund’s style-specific benchmark, the Invesco US Large Cap Index. The Fund’s relative outperformance can primarily be attributed to the Fund’s volatility overlay. Due to the significant uptick in market volatility experienced during most of 2020, the overlay was enacted throughout much of the fiscal year and helped to keep the Fund’s overall volatility significantly lower than the Invesco US Large Cap Index. With the exception of the Fund’s volatility overlay, performance was representative of the domestic large-cap asset class. At the sector level, holdings in the information technology (IT) were the leading contributors to Fund performance, followed by the communication services, health care and consumer discretionary sectors. In contrast, Fund holdings in the energy and financials sectors were the leading detractors from Fund performance.

    From an individual holdings perspective, holdings in the IT sector were the leading contributors to Fund performance. Technology giants Apple, Amazon.com and Microsoft were the leading contributors to Fund performance in the sector. Technology stocks generally rose throughout the fiscal year as tech companies produced stronger than expected earnings with people forced to socially distance, work from home and order goods online due to COVID-19 precautions and lockdowns. In contrast, Fund holdings in the energy sector were the leading detractors from Fund performance. The energy sector was the worst performing sector during the fiscal year and declined sharply as more states issued lockdowns and investors feared that demand would decline with slowing global growth. Exxon Mobil was negatively impacted by general weakness across the sector and was a leading detractor from Fund performance during the fiscal year. Fund holdings in the financials, real estate and utilities sector were also notable detractors from Fund performance.

    At the close of the fiscal year, we see the greatest upside to our economic outlook would be a meaningful change in the health outlook for COVID-19 that leads to a return to normal consumer behavior sooner than expected. Downside risks include a sharp uptick in infections that results in more lasting changes to consumer behavior, a renewal of lockdowns and a premature reduction in policy support. In this environment, we expect massive monetary policy stimulus will continue to provide some support to risk assets. However, we expect significant volatility and the potential for stock pullbacks in the coming months as concerns about rising positive COVID-19 cases and the potential for more lockdowns continues to rise. We strongly encourage investors to remain well-diversified.

    Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to manage volatility. Derivatives can be a cost-effective

4	Invesco U.S. Managed Volatility Fund

way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco U.S. Managed Volatility Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio manager(s):

Jacob Borbidge

David Hemming

Duy Nguyen

Theodore Samulowitz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco U.S. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/18/17

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class R6 Shares
Inception (12/18/17)	9.34%
1 Year	15.69

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco U.S. Managed Volatility Fund

Invesco U.S. Managed Volatility Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.
∎	The Lipper S&P 500 Fund Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco U.S. Managed Volatility Fund

Fund Information

Portfolio Composition
By sector	% of total net assets
Information Technology	27.65%
Health Care	13.12
Consumer Discretionary	11.61
Communication Services	11.15
Financials	9.43
Industrials	7.57
Consumer Staples	6.83
Utilities	2.74
Materials	2.24
Real Estate	2.15
Other Sectors, Each Less than 2% of Net Assets	2.81
Money Market Funds Plus Other Assets Less Liabilities	2.70

Top 10 Equity Holdings*
% of total net assets
1. Apple, Inc.	6.68%
2. Microsoft Corp.	5.43
3. Amazon.com, Inc.	4.69
4. Alphabet, Inc., Class A	3.45
5. Facebook, Inc., Class A	2.30
6. Berkshire Hathaway, Inc., Class B	1.48
7. Johnson & Johnson	1.29
8. Procter & Gamble Co. (The)	1.24
9. Visa, Inc., Class A	1.11
10. JPMorgan Chase & Co.	1.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–96.30%
Advertising–0.03%
Omnicom Group, Inc.	91	$4,295

Aerospace & Defense–1.46%
Boeing Co. (The)	283	40,862
General Dynamics Corp.	132	17,336
L3Harris Technologies, Inc.	105	16,916
Lockheed Martin Corp.	140	49,018
Northrop Grumman Corp.	80	23,186
Raytheon Technologies Corp.	743	40,360
TransDigm Group, Inc.	26	12,413
		200,091

Agricultural & Farm Machinery–0.25%
Deere & Co.	152	34,338

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	261	12,069

Air Freight & Logistics–0.73%
C.H. Robinson Worldwide, Inc.	58	5,129
Expeditors International of Washington, Inc.	86	7,600
FedEx Corp.	119	30,877
United Parcel Service, Inc., Class B	355	55,774
		99,380

Airlines–0.03%
Delta Air Lines, Inc.	68	2,084
Southwest Airlines Co.	66	2,609
		4,693

Alternative Carriers–0.06%
CenturyLink, Inc.	478	4,120
Liberty Global PLC, Class C (United Kingdom)(b)	233	4,348
		8,468

Apparel Retail–0.32%
Ross Stores, Inc.	171	14,564
TJX Cos., Inc. (The)	583	29,616
		44,180

Apparel, Accessories & Luxury Goods–0.23%
lululemon athletica, inc.(b)	61	19,477
VF Corp.	186	12,499
		31,976

Application Software–3.10%
Adobe, Inc.(b)	236	105,516
ANSYS, Inc.(b)	41	12,479
Autodesk, Inc.(b)	111	26,145
Cadence Design Systems, Inc.(b)	129	14,109
Citrix Systems, Inc.	54	6,116
DocuSign, Inc.(b)	77	15,573
Intuit, Inc.	123	38,706
RingCentral, Inc., Class A(b)	34	8,783
salesforce.com, inc.(b)	434	100,805
Slack Technologies, Inc., Class A(b)	179	4,579

	Shares	Value
Application Software–(continued)
Splunk, Inc.(b)	76	$15,051
Synopsys, Inc.(b)	67	14,329
Workday, Inc., Class A(b)	80	16,810
Zoom Video Communications, Inc., Class A(b)	98	45,169
		424,170

Asset Management & Custody Banks–0.88%
Ameriprise Financial, Inc.	51	8,202
Bank of New York Mellon Corp. (The)	401	13,778
BlackRock, Inc.	67	40,147
Blackstone Group, Inc. (The), Class A	323	16,286
Franklin Resources, Inc.	118	2,212
KKR & Co., Inc., Class A	237	8,094
Northern Trust Corp.	96	7,514
State Street Corp.	174	10,249
T. Rowe Price Group, Inc.	109	13,806
		120,288

Auto Parts & Equipment–0.09%
Aptiv PLC(b)	125	12,061

Automobile Manufacturers–1.32%
Ford Motor Co.	1,976	15,275
General Motors Co.(b)	725	25,034
Tesla, Inc.(b)	361	140,082
		180,391

Automotive Retail–0.26%
AutoZone, Inc.(b)	11	12,419
CarMax, Inc.(b)	84	7,261
O’Reilly Automotive, Inc.(b)	35	15,281
		34,961

Biotechnology–2.09%
AbbVie, Inc.	854	72,675
Alexion Pharmaceuticals, Inc.(b)	96	11,053
Amgen, Inc.	280	60,743
Biogen, Inc.(b)	69	17,393
BioMarin Pharmaceutical, Inc.(b)	78	5,806
Gilead Sciences, Inc.	588	34,192
Incyte Corp.(b)	95	8,231
Moderna, Inc.(b)	150	10,121
Regeneron Pharmaceuticals, Inc.(b)	49	26,634
Seagen, Inc.(b)	82	13,678
Vertex Pharmaceuticals, Inc.(b)	119	24,795
		285,321

Broadcasting–0.10%
Fox Corp., Class A	271	7,187
ViacomCBS, Inc., Class B	249	7,114
		14,301

Building Products–0.32%
Carrier Global Corp.	412	13,756
Johnson Controls International PLC	357	15,069
Trane Technologies PLC	113	15,001
		43,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Managed Volatility Fund

	Shares	Value
Cable & Satellite–1.22%
Charter Communications, Inc., Class A(b)	75	$45,286
Comcast Corp., Class A	2,273	96,012
Liberty Broadband Corp., Class C(b)	82	11,620
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	295	10,207
Sirius XM Holdings, Inc.	519	2,974
		166,099

Casinos & Gaming–0.05%
Las Vegas Sands Corp.	144	6,921

Commodity Chemicals–0.19%
Dow, Inc.	376	17,104
LyondellBasell Industries N.V., Class A	132	9,036
		26,140

Communications Equipment–0.67%
Arista Networks, Inc.(b)	26	5,431
Cisco Systems, Inc.	2,011	72,195
Motorola Solutions, Inc.	85	13,435
		91,061

Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	109	12,159

Construction Machinery & Heavy Trucks–0.50%
Caterpillar, Inc.	260	40,833
Cummins, Inc.	70	15,392
PACCAR, Inc.	149	12,722
		68,947

Construction Materials–0.11%
Martin Marietta Materials, Inc.	27	7,191
Vulcan Materials Co.	58	8,401
		15,592

Consumer Finance–0.50%
American Express Co.	393	35,857
Capital One Financial Corp.	229	16,735
Discover Financial Services	141	9,167
Synchrony Financial	263	6,580
		68,339

Copper–0.09%
Freeport-McMoRan, Inc.(b)	712	12,346

Data Processing & Outsourced Services–4.15%
Automatic Data Processing, Inc.	206	32,540
Fidelity National Information Services, Inc.	291	36,256
Fiserv, Inc.(b)	280	26,731
FleetCor Technologies, Inc.(b)	37	8,174
Global Payments, Inc.	145	22,872
Mastercard, Inc., Class A	497	143,454
Paychex, Inc.	159	13,078
PayPal Holdings, Inc.(b)	555	103,302
Square, Inc., Class A(b)	183	28,343
Visa, Inc., Class A(c)	837	152,091
		566,841

Distillers & Vintners–0.16%
Brown-Forman Corp., Class B	133	9,272
Constellation Brands, Inc., Class A	79	13,053
		22,325

	Shares	Value
Distributors–0.04%
Genuine Parts Co.	62	$5,607

Diversified Banks–2.69%
Bank of America Corp.(c)	4,384	103,901
Citigroup, Inc.	1,015	42,041
JPMorgan Chase & Co.	1,529	149,903
U.S. Bancorp	742	28,901
Wells Fargo & Co.	2,020	43,329
		368,075

Diversified Support Services–0.17%
Cintas Corp.	42	13,211
Copart, Inc.(b)	90	9,933
		23,144

Drug Retail–0.09%
Walgreens Boots Alliance, Inc.	345	11,744

Electric Utilities–1.76%
American Electric Power Co., Inc.	230	20,684
Avangrid, Inc.	25	1,234
Duke Energy Corp.	370	34,081
Edison International	173	9,695
Entergy Corp.	87	8,806
Eversource Energy	153	13,352
Exelon Corp.	458	18,270
FirstEnergy Corp.	236	7,014
NextEra Energy, Inc.	968	70,867
PPL Corp.	335	9,212
Southern Co. (The)	534	30,678
Xcel Energy, Inc.	246	17,227
		241,120

Electrical Components & Equipment–0.46%
AMETEK, Inc.	111	10,900
Eaton Corp. PLC	195	20,239
Emerson Electric Co.	290	18,789
Rockwell Automation, Inc.	54	12,805
		62,733

Electronic Components–0.21%
Amphenol Corp., Class A	139	15,685
Corning, Inc.	387	12,372
		28,057

Electronic Equipment & Instruments–0.08%
Keysight Technologies, Inc.(b)	81	8,494
Vontier Corp.(b)	62	1,782
		10,276

Electronic Manufacturing Services–0.11%
TE Connectivity Ltd.	160	15,501

Environmental & Facilities Services–0.34%
Republic Services, Inc.	156	13,755
Waste Connections, Inc.	118	11,720
Waste Management, Inc.	196	21,150
		46,625

Fertilizers & Agricultural Chemicals–0.08%
Corteva, Inc.	326	10,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco U.S. Managed Volatility Fund

	Shares	Value
Financial Exchanges & Data–1.02%
CME Group, Inc., Class A	164	$24,718
Intercontinental Exchange, Inc.	264	24,922
MarketAxess Holdings, Inc.	16	8,622
Moody’s Corp.	89	23,398
MSCI, Inc.	37	12,944
Nasdaq, Inc.	50	6,049
S&P Global, Inc.	119	38,405
		139,058

Food Distributors–0.10%
Sysco Corp.	253	13,993

Food Retail–0.08%
Kroger Co. (The)	333	10,726

Footwear–0.42%
NIKE, Inc., Class B	476	57,158

General Merchandise Stores–0.51%
Dollar General Corp.	113	23,584
Dollar Tree, Inc.(b)	116	10,477
Target Corp.	235	35,772
		69,833

Gold–0.17%
Newmont Corp.	361	22,685

Health Care Distributors–0.16%
AmerisourceBergen Corp.	64	6,148
Cardinal Health, Inc.	126	5,770
McKesson Corp.	71	10,472
		22,390

Health Care Equipment–3.26%
Abbott Laboratories	844	88,713
Baxter International, Inc.	237	18,384
Becton, Dickinson and Co.	131	30,278
Boston Scientific Corp.(b)	659	22,584
Danaher Corp.	304	69,780
DexCom, Inc.(b)	46	14,701
Edwards Lifesciences Corp.(b)	284	20,360
IDEXX Laboratories, Inc.(b)	39	16,568
Intuitive Surgical, Inc.(b)	55	36,689
Medtronic PLC	675	67,885
ResMed, Inc.	63	12,092
Stryker Corp.	174	35,150
Zimmer Biomet Holdings, Inc.	98	12,946
		446,130

Health Care Facilities–0.11%
HCA Healthcare, Inc.(b)	122	15,121

Health Care REITs–0.17%
Healthpeak Properties, Inc.	255	6,877
Ventas, Inc.	163	6,434
Welltower, Inc.	188	10,109
		23,420

Health Care Services–0.59%
Cigna Corp.	182	30,389
CVS Health Corp.	616	34,551
Laboratory Corp. of America Holdings(b)	42	8,390

	Shares	Value
Health Care Services–(continued)
Quest Diagnostics, Inc.	58	$7,084
		80,414

Health Care Supplies–0.10%
Align Technology, Inc.(b)	32	13,635

Health Care Technology–0.20%
Cerner Corp.	155	10,864
Veeva Systems, Inc., Class A(b)	60	16,203
		27,067

Home Improvement Retail–1.49%
Home Depot, Inc. (The)	537	143,223
Lowe’s Cos., Inc.	384	60,711
		203,934

Homebuilding–0.13%
D.R. Horton, Inc.	142	9,487
Lennar Corp., Class A	120	8,428
		17,915

Hotels, Resorts & Cruise Lines–0.18%
Hilton Worldwide Holdings, Inc.	138	12,118
Marriott International, Inc., Class A	134	12,446
		24,564

Household Products–1.79%
Church & Dwight Co., Inc.	108	9,546
Clorox Co. (The)	59	12,228
Colgate-Palmolive Co.	406	32,029
Kimberly-Clark Corp.	157	20,817
Procter & Gamble Co. (The)	1,240	170,004
		244,624

Hypermarkets & Super Centers–1.23%
Costco Wholesale Corp.	211	75,458
Walmart, Inc.	668	92,685
		168,143

Industrial Conglomerates–1.11%
3M Co.	275	43,989
General Electric Co.	4,342	32,218
Honeywell International, Inc.	351	57,897
Roper Technologies, Inc.	48	17,824
		151,928

Industrial Gases–0.64%
Air Products and Chemicals, Inc.	105	29,005
Linde PLC (United Kingdom)	264	58,170
		87,175

Industrial Machinery–0.62%
Dover Corp.	62	6,864
Fortive Corp.	156	9,609
Illinois Tool Works, Inc.	151	29,578
Otis Worldwide Corp.	190	11,643
Parker-Hannifin Corp.	63	13,127
Stanley Black & Decker, Inc.	80	13,296
		84,117

Industrial REITs–0.26%
Prologis, Inc.	364	36,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco U.S. Managed Volatility Fund

	Shares	Value
Insurance Brokers–0.39%
Aon PLC, Class A	104	$19,137
Marsh & McLennan Cos., Inc.	235	24,313
Willis Towers Watson PLC	56	10,219
		53,669

Integrated Oil & Gas–1.03%
Chevron Corp.	954	66,303
Exxon Mobil Corp.	2,152	70,198
Occidental Petroleum Corp.	394	3,597
		140,098

Integrated Telecommunication Services–1.57%
AT&T, Inc.	3,560	96,191
Verizon Communications, Inc.	2,065	117,685
		213,876

Interactive Home Entertainment–0.33%
Activision Blizzard, Inc.	382	28,929
Electronic Arts, Inc.(b)	132	15,817
		44,746

Interactive Media & Services–6.10%
Alphabet, Inc., Class A(b)	292	471,904
Facebook, Inc., Class A(b)	1,193	313,890
Match Group, Inc.(b)	142	16,583
Snap, Inc., Class A(b)	388	15,283
Twitter, Inc.(b)	380	15,717
		833,377

Internet & Direct Marketing Retail–5.29%
Amazon.com, Inc.(b)(c)	211	640,628
Booking Holdings, Inc.(b)	20	32,450
eBay, Inc.	322	15,337
Expedia Group, Inc.	50	4,707
MercadoLibre, Inc. (Argentina)(b)	24	29,137
		722,259

Internet Services & Infrastructure–0.32%
Akamai Technologies, Inc.(b)	69	6,563
Okta, Inc.(b)	52	10,911
Twilio, Inc., Class A(b)	59	16,459
VeriSign, Inc.(b)	49	9,345
		43,278

Investment Banking & Brokerage–0.70%
Charles Schwab Corp. (The)	825	33,916
Goldman Sachs Group, Inc. (The)	161	30,436
Morgan Stanley	656	31,586
		95,938

IT Consulting & Other Services–0.99%
Accenture PLC, Class A	308	66,808
Cognizant Technology Solutions Corp., Class A	251	17,927
International Business Machines Corp.	453	50,582
		135,317

Life & Health Insurance–0.32%
Aflac, Inc.	334	11,339
MetLife, Inc.	421	15,935
Principal Financial Group, Inc.	117	4,589

	Shares	Value
Life & Health Insurance–(continued)
Prudential Financial, Inc.	195	$12,484
		44,347

Life Sciences Tools & Services–1.12%
Agilent Technologies, Inc.	137	13,986
Illumina, Inc.(b)	68	19,904
IQVIA Holdings, Inc.(b)	86	13,243
Mettler-Toledo International, Inc.(b)	11	10,977
Thermo Fisher Scientific, Inc.	188	88,947
Waters Corp.(b)	26	5,793
		152,850

Managed Health Care–1.55%
Anthem, Inc.	114	31,099
Centene Corp.(b)	277	16,371
Humana, Inc.	61	24,356
UnitedHealth Group, Inc.	459	140,059
		211,885

Metal & Glass Containers–0.11%
Ball Corp.	163	14,507

Movies & Entertainment–1.55%
Netflix, Inc.(b)	212	100,857
Walt Disney Co. (The)	914	110,822
		211,679

Multi-line Insurance–0.14%
American International Group, Inc.	413	13,005
Hartford Financial Services Group, Inc. (The)	155	5,971
		18,976

Multi-Sector Holdings–1.48%
Berkshire Hathaway, Inc., Class B(b)	1,000	201,900

Multi-Utilities–0.88%
Ameren Corp.	107	8,680
CMS Energy Corp.	125	7,916
Consolidated Edison, Inc.	166	13,029
Dominion Energy, Inc.	422	33,904
DTE Energy Co.	88	10,861
Public Service Enterprise Group, Inc.	245	14,247
Sempra Energy	131	16,422
WEC Energy Group, Inc.	148	14,881
		119,940

Office REITs–0.10%
Alexandria Real Estate Equities, Inc.	56	8,485
Boston Properties, Inc.	67	4,852
		13,337

Oil & Gas Equipment & Services–0.09%
Baker Hughes Co., Class A	118	1,743
Schlumberger Ltd.	664	9,920
		11,663

Oil & Gas Exploration & Production–0.27%
Concho Resources, Inc.	82	3,404
ConocoPhillips	487	13,938
EOG Resources, Inc.	261	8,937
Hess Corp.	120	4,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco U.S. Managed Volatility Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Pioneer Natural Resources Co.	70	$5,569
		36,314

Oil & Gas Refining & Marketing–0.20%
Marathon Petroleum Corp.	325	9,587
Phillips 66	221	10,312
Valero Energy Corp.	180	6,950
		26,849

Oil & Gas Storage & Transportation–0.24%
Cheniere Energy, Inc.(b)	106	5,074
Kinder Morgan, Inc.	906	10,781
ONEOK, Inc.	200	5,800
Williams Cos., Inc. (The)	615	11,802
		33,457

Packaged Foods & Meats–0.96%
Campbell Soup Co.	84	3,920
Conagra Brands, Inc.	212	7,439
General Mills, Inc.	284	16,790
Hershey Co. (The)	64	8,797
Hormel Foods Corp.	235	11,442
JM Smucker Co. (The)	48	5,386
Kellogg Co.	150	9,433
Kraft Heinz Co. (The)	474	14,500
McCormick & Co., Inc.	54	9,748
Mondelez International, Inc., Class A	680	36,122
Tyson Foods, Inc., Class A	125	7,154
		130,731

Paper Packaging–0.12%
Amcor PLC	666	6,946
International Paper Co.	210	9,188
		16,134

Personal Products–0.17%
Estee Lauder Cos., Inc. (The), Class A	105	23,064

Pharmaceuticals–3.94%
Bristol-Myers Squibb Co.	1,115	65,172
Eli Lilly and Co.	472	61,577
Johnson & Johnson	1,289	176,735
Merck & Co., Inc.	1,259	94,689
Pfizer, Inc.	2,743	97,322
Royalty Pharma PLC, Class A	152	5,578
Zoetis, Inc.	234	37,101
		538,174

Property & Casualty Insurance–0.63%
Allstate Corp. (The)	149	13,224
Chubb Ltd.	218	28,320
Markel Corp.(b)	6	5,597
Progressive Corp. (The)	270	24,813
Travelers Cos., Inc. (The)	120	14,485
		86,439

Railroads–0.90%
CSX Corp.	365	28,813
Kansas City Southern	47	8,279
Norfolk Southern Corp.	122	25,513

	Shares	Value
Railroads–(continued)
Union Pacific Corp.	338	$59,890
		122,495

Real Estate Services–0.05%
CBRE Group, Inc., Class A(b)	146	7,358

Regional Banks–0.67%
Fifth Third Bancorp	310	7,198
First Republic Bank	75	9,461
KeyCorp	419	5,439
M&T Bank Corp.	54	5,593
PNC Financial Services Group, Inc. (The)	208	23,271
Regions Financial Corp.	413	5,493
SVB Financial Group(b)	23	6,686
Truist Financial Corp.	669	28,178
		91,319

Research & Consulting Services–0.37%
CoStar Group, Inc.(b)	18	14,825
Equifax, Inc.	53	7,240
IHS Markit Ltd.	189	15,284
Verisk Analytics, Inc.	75	13,348
		50,697

Residential REITs–0.16%
AvalonBay Communities, Inc.	62	8,626
Equity Residential	161	7,564
Essex Property Trust, Inc.	29	5,933
		22,123

Restaurants–1.15%
Chipotle Mexican Grill, Inc.(b)	13	15,619
McDonald’s Corp.	360	76,680
Starbucks Corp.	592	51,481
Yum! Brands, Inc.	146	13,626
		157,406

Retail REITs–0.14%
Realty Income Corp.	163	9,431
Simon Property Group, Inc.	156	9,799
		19,230

Semiconductor Equipment–0.46%
Applied Materials, Inc.	440	26,061
KLA Corp.	72	14,197
Lam Research Corp.	67	22,920
		63,178

Semiconductors–4.29%
Advanced Micro Devices, Inc.(b)	549	41,334
Analog Devices, Inc.	171	20,269
Broadcom, Inc.	192	67,129
Intel Corp.	2,107	93,298
Marvell Technology Group Ltd.	332	12,453
Maxim Integrated Products, Inc.	113	7,870
Microchip Technology, Inc.	110	11,559
Micron Technology, Inc.(b)	540	27,184
NVIDIA Corp.	293	146,899
QUALCOMM, Inc.	562	69,328
Skyworks Solutions, Inc.	74	10,456
Texas Instruments, Inc.	453	65,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco U.S. Managed Volatility Fund

	Shares	Value
Semiconductors–(continued)
Xilinx, Inc.	112	$13,293
		586,571

Soft Drinks–1.54%
Coca-Cola Co. (The)	2,141	102,896
Keurig Dr Pepper, Inc.	164	4,412
Monster Beverage Corp.(b)	175	13,400
PepsiCo, Inc.	668	89,038
		209,746

Specialized REITs–1.25%
American Tower Corp.	217	49,834
Crown Castle International Corp.	205	32,021
Digital Realty Trust, Inc.	127	18,326
Equinix, Inc.	41	29,981
Public Storage	73	16,722
SBA Communications Corp., Class A	54	15,680
Weyerhaeuser Co.	325	8,869
		171,433

Specialty Chemicals–0.69%
Celanese Corp.	50	5,675
DuPont de Nemours, Inc.	338	19,225
Ecolab, Inc.	137	25,152
PPG Industries, Inc.	116	15,048
Sherwin-Williams Co. (The)	43	29,583
		94,683

Specialty Stores–0.04%
Ulta Beauty, Inc.(b)	24	4,962

Steel–0.05%
Nucor Corp.	129	6,161

Systems Software–6.33%
Fortinet, Inc.(b)	60	6,622
Microsoft Corp.(c)	3,667	742,457
NortonLifeLock, Inc.	260	5,348
Oracle Corp.	944	52,968
Palo Alto Networks, Inc.(b)	40	8,848
ServiceNow, Inc.(b)	90	44,781
VMware, Inc., Class A(b)	34	4,377
		865,401

Technology Hardware, Storage & Peripherals–6.94%
Apple, Inc.(c)	8,379	912,138

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
Dell Technologies, Inc., Class C(b)	118	$7,111
Hewlett Packard Enterprise Co.	558	4,821
HP, Inc.	601	10,794
NetApp, Inc.	93	4,082
Seagate Technology PLC	108	5,164
Western Digital Corp.	128	4,829
		948,939

Tobacco–0.63%
Altria Group, Inc.	887	32,003
Philip Morris International, Inc.	760	53,975
		85,978

Trading Companies & Distributors–0.13%
Fastenal Co.	252	10,894
W.W. Grainger, Inc.	20	7,000
		17,894

Trucking–0.17%
Old Dominion Freight Line, Inc.	46	8,757
Uber Technologies, Inc.(b)	445	14,867
		23,624

Water Utilities–0.09%
American Water Works Co., Inc.	86	12,944

Wireless Telecommunication Services–0.20%
T-Mobile US, Inc.(b)	248	27,173
Total Common Stocks & Other Equity Interests (Cost $10,787,398)		13,159,470

Money Market Funds–2.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	100,239	100,239
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	80,323	80,355
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	114,558	114,558
Total Money Market Funds (Cost $295,154)		295,152

Options Purchased–0.99%
(Cost $183,172)(f)		135,485
TOTAL INVESTMENTS IN SECURITIES–99.45% (Cost $11,265,724)		13,590,107
OTHER ASSETS LESS LIABILITIES–0.55%		74,474
NET ASSETS-100.00%		$13,664,581

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco U.S. Managed Volatility Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1I.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$29,686	$2,744,393	$(2,673,840)	$-	$ -	$100,239	$ 345
Invesco Liquid Assets Portfolio, Institutional Class	21,210	2,073,258	(2,014,010)	(2)	(101)	80,355	438
Invesco Treasury Portfolio, Institutional Class	33,927	3,136,447	(3,055,816)	-	-	114,558	372
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	3,263	(3,263)	-	-	-	-
Invesco Private Prime Fund	-	1,088	(1,088)	-	-	-	-
Total	$84,823	$7,958,449	$(7,748,017)	$(2)	$(101)	$295,152	$1,155

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	03/19/2021	3	$3,380.00	$1,014,000	$47,730
S&P 500 Index	Call	03/19/2021	2	3,365.00	673,000	33,440
S&P 500 Index	Call	03/19/2021	3	3,340.00	1,002,000	54,315
Total Open Exchange-Traded Equity Options Purchased						$135,485

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation
Equity Risk
S&P 500 Index	Call	03/19/2021	3	$3,675.00	$(23,989)	$1,102,500	$(13,110)	$10,879
S&P 500 Index	Call	03/19/2021	1	4,075.00	(1,507)	407,500	(635)	872
S&P 500 Index	Call	03/19/2021	2	3,650.00	(17,660)	730,000	(9,950)	7,710
S&P 500 Index	Call	03/19/2021	1	3,975.00	(2,321)	397,500	(950)	1,371
S&P 500 Index	Call	03/19/2021	1	4,000.00	(2,212)	400,000	(850)	1,362
Total Exchange-Traded Equity Options Written					$(47,689)		$(25,495)	$22,194

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	33	December-2020	$(5,386,755)	$85,378	$85,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $10,970,570)	$13,294,955
Investments in affiliated money market funds, at value (Cost $295,154)	295,152
Other investments: Variation margin receivable – futures contracts	53,706
Receivable for:
Fund shares sold	33,740
Fund expenses absorbed	56,367
Dividends	12,409
Investment for trustee deferred compensation and retirement plans	6,493
Other assets	4,983
Total assets	13,757,805

Liabilities:
Other investments: Options written, at value (premiums received $47,689)	25,495
Payable for: Accrued fees to affiliates	943
Accrued trustees’ and officers’ fees and benefits	2,572
Accrued other operating expenses	57,721
Trustee deferred compensation and retirement plans	6,493
Total liabilities	93,224
Net assets applicable to shares outstanding	$13,664,581

Net assets consist of:
Shares of beneficial interest	$11,869,341
Distributable earnings	1,795,240
$13,664,581

Net Assets:
Class R6	$13,664,581

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	1,113,893
Class R6:
Net asset value and offering price per share	$12.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco U.S. Managed Volatility Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $3)	$190,709

Dividends from affiliated money market funds	1,155

Total investment income	191,864

Expenses:
Advisory fees	10,750

Administrative services fees	1,480

Custodian fees	7,645

Transfer agent fees	1,671

Trustees’ and officers’ fees and benefits	20,202

Registration and filing fees	18,848

Reports to shareholders	20,414

Professional services fees	36,618

Other	2,413

Total expenses	120,041

Less: Fees waived and/or expenses reimbursed	(103,948)

Net expenses	16,093

Net investment income	175,771

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(369,543)

Futures contracts	30,266

(339,277)

Change in net unrealized appreciation of:
Investment securities	1,499,238

Futures contracts	85,378

Option contracts written	22,194

1,606,810

Net realized and unrealized gain	1,267,533

Net increase in net assets resulting from operations	$1,443,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$175,771	$123,654
Net realized gain (loss)	(339,277)	(277,341)
Change in net unrealized appreciation	1,606,810	814,933
Net increase in net assets resulting from operations	1,443,304	661,246

Distributions to shareholders from distributable earnings:
Class R6	(251,272)	(138,152)
Share transactions–net:
Class R6	4,269,603	1,770,144
Net increase in net assets	5,461,635	2,293,238

Net assets:
Beginning of year	8,202,946	5,909,708
End of year	$13,664,581	$8,202,946
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco U.S. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Year ended 10/31/20	$10.90	$0.19	$1.50	$1.69	$(0.17)	$(0.15)	$(0.32)	$12.27	15.78%	$13,665	0.15	%(d)	1.12	%(d)	1.63	%(d)	23%
Year ended 10/31/19	10.14	0.19	0.81	1.00	(0.19)	(0.05)	(0.24)	10.90	10.13	8,203	0.15		2.10		1.89		7
Period ended 10/31/18(e)	10.00	0.16	(0.02)	0.14	–	–	–	10.14	1.40	5,910	0.15	(f)	3.40	(f)	1.74	(f)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,750 for Class R6.
(e)	Commencement date of December 18, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco U.S. Managed Volatility Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

    The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

21	Invesco U.S. Managed Volatility Fund

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

I.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

22	Invesco U.S. Managed Volatility Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $10,775 and reimbursed Fund expenses of $93,173.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks & Other Equity Interests	$13,159,470	$–	$–	$13,159,470

Money Market Funds	295,152	–	–	295,152

Options Purchased	135,485	–	–	135,485

Total Investments in Securities	13,590,107	–	–	13,590,107

Other Investments - Assets*

Futures Contracts	85,378	–	–	85,378

23	Invesco U.S. Managed Volatility Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*

Options Written	$(25,495)	$–	$–	$(25,495)

Total Investments	$13,649,990	$–	$–	$13,649,990

*	Futures contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value
Equity
Derivative Assets	Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$85,378

Options purchased, at value – Exchange-Traded	135,485

Total Derivative Assets	220,863

Derivatives not subject to master netting agreements	(220,863)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Value
Equity
Derivative Liabilities	Risk
Options written, at value – Exchange-Traded	$(25,495)

Derivatives not subject to master netting agreements	25,495

Total Derivative Liabilities subject to master netting agreements	$–

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity
Risk
Realized Gain:
Futures contracts	$ 30,266
Change in Net Unrealized Appreciation:
Futures contracts	85,378
Options written	22,194
Total	$137,838

    The table below summarizes the average notional value of derivatives held during the period.

		Index	Index
	Futures	Options	Options
	Contracts	Purchased	Written
Average notional value	$4,667,856	$2,689,000	$3,037,500

Average Contracts	–	8	8

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

24	Invesco U.S. Managed Volatility Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$171,167	$121,104

Long-term capital gain	80,105	17,048

Total distributions	$251,272	$138,152

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$642,283

Undistributed long-term capital gain	1,137,472

Net unrealized appreciation – investments	20,404

Temporary book/tax differences	(4,919)

Shares of beneficial interest	11,869,341

Total net assets	$13,664,581

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and deferred straddle losses.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $6,262,631 and $2,411,808, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$717,343

Aggregate unrealized (depreciation) of investments	(696,939)

Net unrealized appreciation of investments	$20,404

    Cost of investments for tax purposes is $13,629,586.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on October 31, 2020, undistributed net investment income was increased by $168, undistributed net realized gain (loss) was decreased by $629 and shares of beneficial interest was increased by $461. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class R6	451,158	$5,269,631	192,970	$2,012,079

Issued as reinvestment of dividends:
Class R6	8,388	93,022	2,204	21,052

Reacquired:
Class R6	(97,991)	(1,093,050)	(25,392)	(262,987)

Net increase in share activity	361,555	$4,269,603	169,782	$1,770,144

(a)	94% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25	Invesco U.S. Managed Volatility Fund

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26	Invesco U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Managed Volatility Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,103.50	$0.79	$1,024.38	$0.76	0.15%

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28	Invesco U.S. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board noted that the Fund only had two full years of performance history and compared the Fund’s investment performance during the past two years ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Invesco US Large Cap Index. The Board noted that performance of Class R6 shares of the Fund was in the fourth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and two year periods. The Board noted that the Fund’s volatility overlay strategy, as well as stock selection in certain sectors, negatively impacted relative performance. The Board noted that, unlike certain of the peer funds and the Index, managing portfolio volatility is a component of the Fund’s investment objective. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The

29	Invesco U.S. Managed Volatility Fund

Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco U.S. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$80,105
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$40,092

31	Invesco U.S. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco U.S. Managed Volatility Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco U.S. Managed Volatility Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

  Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

  Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         Invesco Distributors, Inc.                                                                        USMGV-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco World Bond Factor Fund
Nasdaq:
A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco World Bond Factor Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco World Bond Factor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco World Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays Global Aggregate Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.56%

Class C Shares	4.74

Class Y Shares	5.81

Class R5 Shares	5.64

Class R6 Shares	5.81

Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	5.63

Lipper Global Income Funds Index⬛ (Peer Group Index)	5.55

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The global fixed income market as measured by the Bloomberg Barclays Global Aggregate Bond Index, was positive for the fiscal year. The market was driven by the strong performance of corporate bonds as well as the decline in interest rates. The strongest performing component of the Bloomberg Barclays Global Aggregate Bond Index was Treasuries which have less credit risk than the other components of the index.

    Despite overall positive performance for the fiscal year, global bond markets declined in the first quarter of 2020 driven by the underperformance of corporate bonds due to high market volatility. This volatility reduced market liquidity and required utilizing portfolio trading and over-the-phone trading to overcome the challenges.

    The second quarter of 2020 was also highly volatile with reduced market liquidity due to the COVID-19 pandemic. This also required portfolio trading and over-the-phone trading to overcome the challenges. However, the global bond market turned a corner in the second quarter with positive returns that would continue through the end of the fiscal year. Corporate bonds were the best performers of the Bloomberg Barclays Global Aggregate Index and they contributed to the overall positive performance of the fixed income market.

    The Invesco World Bond Factor Fund changed strategies on February 28, 2020 to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change and, Class A shares at NAV, outperformed the Bloomberg Barclays Global Aggregate Index (unhedged) for that eight-month period.

    The Fund attempts to meet its investment objective by overweighting the higher yielding component of the fixed income market (corporate bonds). Within corporates, the investment team targets bonds from the Bloomb-

erg Barclays Global Aggregate Corporate Bond Index that it believes tend to have higher returns than other fixed income securities with comparable characteristics over a market cycle. These bonds have the following positive factor characteristics:

∎ High carry bonds are the highest spread bonds in a universe.

∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

    Since the strategy change, value and low volatility bonds outperformed the Bloomberg Barclays Global Aggregate Index. Overall, bonds with attractive factor characteristics positively impacted Fund performance. During the month of October, the Fund performed inline with the index, led by the overweight positions in high carry and value bonds.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco World Bond Factor Fund and for sharing our long-term investment horizon.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

Sash Sarangi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco World Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco World Bond Factor Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	3.38%
10 Years	1.71
5 Years	3.75
1 Year	1.09

Class C Shares
Inception (3/31/06)	3.25%
10 Years	1.53
5 Years	3.86
1 Year	3.74

Class Y Shares
Inception (10/3/08)	3.53%
10 Years	2.41
5 Years	4.94
1 Year	5.81

Class R5 Shares
Inception (3/31/06)	3.90%
10 Years	2.34
5 Years	4.79
1 Year	5.64

Class R6 Shares
10 Years	2.36%
5 Years	4.94
1 Year	5.81

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

6                      Invesco World Bond Factor Fund

Invesco World Bond Factor Fund’s investment objective is total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco World Bond Factor Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Sovereign Debt	25.11%
U.S Treasury Securities	22.48
Financials	13.86
Collateralized Mortgage Obligations	10.51
Industrials	5.61
Utilities	3.67
Consumer Discretionary	3.01
Information Technology	2.96
Consumer Staples	2.85
Health Care	2.77
Communication Services	2.34
Other Sectors, Each Less than 2% of Net Assets	2.91
Money Market Funds Plus Other Assets Less Liabilities	1.92

Top Five Debt Issuers*

		% of total net assets
1.	U.S. Treasury	22.48%
2.	Japanese Government Bond	4.89
3.	Federal Home Loan Mortgage Corp.	3.82
4.	Bundesrepublik Deutschland Bundesanleihe	3.74
5.	Uniform Mortgage-Backed Securities	2.99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco World Bond Factor Fund

Schedule of Investments

October 31, 2020

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–41.10%(a)

Australia–1.69%
Australia Government Bond, Series 136, 4.75%, 04/21/2027(b)	AUD	433,000	$388,070
Series 142, 4.25%, 04/21/2026(b)	AUD	99,000	84,404
Series 155, 2.50%, 05/21/2030(b)	AUD	265,000	215,778
			688,252

Austria–0.45%

JAB Holdings B.V., 1.25%, 05/22/2024(b)	EUR	100,000	120,842

OMV AG, 1.50%, 04/09/2024(b)	EUR	50,000	61,436
			182,278

Belgium–0.21%

Anheuser-Busch InBev S.A./N.V., 2.88%, 09/25/2024(b)	EUR	65,000	84,680

Brazil–0.04%

Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2025	BRL	74,000	14,861

Canada–3.28%

Canadian Government Bond,
0.50%, 09/01/2025	CAD	100,000	75,525
2.00%, 06/01/2028	CAD	1,200,000	1,001,225
1.25%, 06/01/2030	CAD	178,000	141,167

Canadian Imperial Bank of Commerce, 0.38%, 05/03/2024(b)	EUR	100,000	117,396
			1,335,313

Chile–0.17%

Bonos de la Tesoreria de la Republica en pesos, 4.50%, 03/01/2026	CLP	45,000,000	67,634

China–0.32%

Bank of Communications Co. Ltd., 3.63%, 10/03/2026(b)(c)	EUR	110,000	129,963

Czech Republic–0.10%

Czech Republic Government Bond, Series 120, 1.25%, 02/14/2025	CZK	960,000	42,348

France–2.74%

Airbus Finance B.V., 2.38%, 04/02/2024(b)	EUR	100,000	125,113

Banque Federative du Credit Mutuel S.A., 3.00%, 05/21/2024(b)	EUR	100,000	127,503

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.38%(b)(c)(d)	EUR	100,000	129,779

		Principal Amount	Value

France–(continued)

Danone S.A.,
1.25%, 05/30/2024(b)	EUR	100,000	$122,845
1.13%, 01/14/2025(b)	EUR	100,000	123,263

Dassault Systemes SE, 0.13%, 09/16/2026(b)	EUR	100,000	118,330

La Mondiale SAM, 5.05%(b)(c)(d)	EUR	100,000	129,468

Societe Generale S.A., 1.25%, 02/15/2024(b)	EUR	100,000	119,825

Thales S.A., 0.01%, 05/31/2022(b)	EUR	100,000	116,814
			1,112,940

Germany–7.00%

Bayer AG, 3.13%, 11/12/2079(b)(c)	EUR	100,000	115,674

BMW Finance N.V., 0.75%, 07/12/2024(b)	EUR	50,000	60,265

Bundesrepublik Deutschland Bundesanleihe,
0.01%, 08/15/2029(b)	EUR	1,128,036	1,395,946
0.01%, 08/15/2050(b)	EUR	100,000	124,273

Commerzbank AG, 0.63%, 08/28/2024(b)	EUR	70,000	83,415

Daimler AG, 0.01%, 02/08/2024(b)	EUR	38,000	44,123

Daimler International Finance B.V., 0.25%, 11/06/2023(b)	EUR	101,000	118,332

Deutsche Bank AG, 2.38%, 01/11/2023(b)	EUR	100,000	121,208

Deutsche Telekom International Finance B.V.,
2.75%, 10/24/2024(b)	EUR	50,000	65,198
0.63%, 12/13/2024(b)	EUR	80,000	96,496

E.ON SE, 0.88%, 05/22/2024(b)	EUR	75,000	90,467

Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	118,203

Volkswagen Bank GmbH, 1.25%, 06/10/2024(b)	EUR	100,000	120,332

Volkswagen Financial Services AG, 1.50%, 10/01/2024(b)	EUR	60,000	73,042

Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	113,874

ZF Europe Finance B.V., 3.00%, 10/23/2029(b)	EUR	100,000	106,129
			2,846,977

Hungary–0.08%

Hungary Government Bond, 1.00%, 11/26/2025	HUF	10,320,000	31,953

Indonesia–0.45%

Indonesia Treasury Bond, 6.50%, 06/15/2025	IDR	2,546,000,000	181,354

Italy–3.76%

2i Rete Gas S.p.A., 1.61%, 10/31/2027(b)	EUR	100,000	125,956

Enel Finance International N.V., 1.00%, 09/16/2024(b)	EUR	100,000	121,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco World Bond Factor Fund

		Principal Amount	Value

Italy–(continued)

Enel S.p.A., 5.25%, 05/20/2024(b)	EUR	75,000	$104,254

Eni S.p.A., 1.00%, 10/11/2034(b)	EUR	100,000	122,730

FCA Bank S.p.A., 0.63%, 11/24/2022(b)	EUR	103,000	121,274

Italy Buoni Poliennali Del Tesoro,
2.50%, 11/15/2025(b)	EUR	225,000	293,312
3.00%, 08/01/2029(b)	EUR	315,000	442,837
3.45%, 03/01/2048(b)	EUR	75,000	124,775
Terna Rete Elettrica Nazionale S.p.A., 4.90%, 10/28/2024(b)	EUR	50,000	70,303
			1,527,056

Japan–5.19%

Japan Government Forty Year Bond, Series 9, 0.40%, 03/20/2056	JPY	60,900,000	535,328

Japan Government Ten Year Bond, Series 365, 0.10%, 09/20/2029	JPY	119,300,000	1,150,698

Japan Government Twenty Year Bond, Series 147, 1.60%, 12/20/2033	JPY	26,550,000	300,029
JT International Financial Services B.V., 1.13%, 09/28/2025(b)	EUR	100,000	122,898
			2,108,953

Malaysia–0.28%

Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	MYR	425,000	112,207

Mexico–0.77%

Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	5,600,000	312,527

Netherlands–0.80%

ABN AMRO Bank N.V., 0.60%, 01/15/2027(b)	EUR	100,000	118,505

Cooperatieve Rabobank U.A., 1.25%, 03/23/2026(b)	EUR	120,000	149,538
Heineken N.V., 3.50%, 03/19/2024(b)	EUR	45,000	58,920
			326,963

New Zealand–0.48%

New Zealand Government Bond,
1.50%, 05/15/2031	NZD	150,000	108,970
Series 425, 2.75%, 04/15/2025(b)	NZD	115,000	85,245
			194,215

Norway–0.54%
Norway Government Bond,
Series 477, 1.75%, 03/13/2025(b)	NOK	1,450,000	161,110
Series 482, 1.38%, 08/19/2030(b)	NOK	518,000	57,815
			218,925

		Principal Amount	Value

Poland–0.55%

Republic of Poland Government Bond, Series 725, 3.25%, 07/25/2025	PLN	775,000	$222,120

Russia–0.36%

Russian Federal Bond - OFZ, Series 6221, 7.70%, 03/23/2033	RUB	10,543,000	148,040

Singapore–0.21%

Singapore Government Bond, 2.38%, 06/01/2025	SGD	108,000	86,022

South Korea–1.07%

Korea Treasury Bond, Series 2906, 1.88%, 06/10/2029	KRW	480,770,000	437,271

Spain–1.05%

Banco Santander S.A., 3.25%, 04/04/2026(b)	EUR	100,000	129,300

Santander Consumer Finance S.A., 0.38%, 01/17/2025(b)	EUR	100,000	117,403
Spain Government Bond, 2.70%, 10/31/2048(b)	EUR	107,000	180,528
			427,231

Sweden–0.91%

Svenska Handelsbanken AB, 1.13%, 12/14/2022(b)	EUR	106,000	127,359

Sweden Government Bond,
Series 1058, 2.50%, 05/12/2025	SEK	585,000	74,427
Series 1061, 0.75%, 11/12/2029(b)	SEK	1,395,000	169,734
			371,520

Switzerland–0.86%

Swiss Confederation Government Bond,
1.25%, 06/11/2024(b)	CHF	70,000	82,093
0.50%, 05/27/2030(b)	CHF	223,000	268,442
			350,535

Thailand–0.28%

Thailand Government Bond, 1.45%, 12/17/2024	THB	3,408,000	112,301

United Kingdom–4.18%

BAT International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	126,254

BP Capital Markets PLC, 0.90%, 07/03/2024(b)	EUR	100,000	120,792

CNH Industrial Finance Europe S.A., 1.63%, 07/03/2029(b)	EUR	100,000	119,960

Lloyds Banking Group PLC, 0.50%, 11/12/2025(b)(c)	EUR	100,000	116,561

NatWest Markets PLC, 1.00%, 05/28/2024(b)	EUR	100,000	119,132

Royal Mail PLC, 1.25%, 10/08/2026(b)	EUR	100,000	117,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco World Bond Factor Fund

		Principal Amount	Value

United Kingdom–(continued)

United Kingdom Gilt,
0.63%, 06/07/2025(b)	GBP	373,000	$497,984
4.75%, 12/07/2030(b)	GBP	125,000	234,282
3.50%, 01/22/2045(b)	GBP	86,224	177,806
3.50%, 07/22/2068(b)	GBP	25,000	68,295
			1,698,976

United States–3.28%

Abbott Ireland Financing DAC, 0.88%, 09/27/2023(b)	EUR	100,000	120,203

Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	136,332

American Honda Finance Corp., 0.35%, 08/26/2022	EUR	101,000	118,832

Apple, Inc., 0.88%, 05/24/2025	EUR	100,000	122,412

AT&T, Inc., 2.40%, 03/15/2024	EUR	116,000	145,470

Citigroup, Inc., 0.50%, 01/29/2022(b)	EUR	100,000	117,589

Goldman Sachs Group, Inc. (The), 0.13%, 08/19/2024(b)	EUR	60,000	69,712

Johnson & Johnson, 0.65%, 05/20/2024	EUR	100,000	120,612

JPMorgan Chase & Co., 0.63%, 01/25/2024(b)	EUR	125,000	148,267

Toyota Motor Credit Corp., 0.25%, 07/16/2026(b)	EUR	100,000	118,206

Wells Fargo & Co., 0.50%, 04/26/2024(b)	EUR	100,000	117,240
			1,334,875
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,931,761)			16,708,290

U.S. Dollar Denominated Bonds & Notes–23.95%

Australia–0.17%

Westpac Banking Corp., 2.35%, 02/19/2025		$65,000	69,267

Belgium–0.11%

Anheuser-Busch InBev Worldwide, Inc., 3.50%, 01/12/2024		40,000	43,432

Canada–0.47%

Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	107,577

Canadian Pacific Railway Co., 2.90%, 02/01/2025		25,000	27,071

Magna International, Inc., 3.63%, 06/15/2024		52,000	56,949
			191,597

France–0.30%

Airgas, Inc., 3.65%, 07/15/2024		10,000	10,978

Sanofi, 3.38%, 06/19/2023		105,000	112,868
			123,846

Ireland–0.37%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 01/23/2023		150,000	151,485

	Principal Amount	Value

Japan–0.22%

ORIX Corp., 2.90%, 07/18/2022	$86,000	$89,197

Mexico–0.12%

America Movil S.A.B. de C.V., 6.38%, 03/01/2035	35,000	50,707

Netherlands–0.41%

Cooperatieve Rabobank U.A., 5.25%, 05/24/2041	85,000	122,085

Koninklijke KPN N.V., 8.38%, 10/01/2030	30,000	43,195
		165,280

Switzerland–0.16%

Tyco Electronics Group S.A., 3.45%, 08/01/2024	60,000	65,028

United Kingdom–1.93%

Barclays PLC, 4.84%, 05/09/2028	200,000	218,329

BP Capital Markets PLC, 2.75%, 05/10/2023	46,000	48,414

British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)	58,718	49,263

HSBC Holdings PLC, 4.58%, 06/19/2029(c)	200,000	231,053

Mead Johnson Nutrition Co., 4.13%, 11/15/2025	95,000	109,526

Natwest Group PLC, 6.00%, 12/19/2023	18,000	20,234

United Utilities PLC, 6.88%, 08/15/2028	84,000	107,348
		784,167

United States–19.69%

3M Co., 3.05%, 04/15/2030	83,000	93,619

Adventist Health System/West, 2.95%, 03/01/2029	40,000	41,411

Aircastle Ltd., 4.40%, 09/25/2023	55,000	55,394

Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	32,000	34,395

American Express Co.,
2.50%, 07/30/2024	90,000	95,591
3.00%, 10/30/2024	50,000	54,140

American Honda Finance Corp., 2.15%, 09/10/2024	65,000	68,397

American International Group, Inc., 4.13%, 02/15/2024	55,000	60,909

American Water Capital Corp., 6.59%, 10/15/2037	14,000	21,137

Ameriprise Financial, Inc., 4.00%, 10/15/2023	44,000	48,531

AmerisourceBergen Corp., 3.40%, 05/15/2024	50,000	54,286

Apple, Inc., 3.00%, 02/09/2024	47,000	50,470

Ares Capital Corp.,
3.50%, 02/10/2023	17,000	17,538
4.20%, 06/10/2024	47,000	49,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)

AT&T, Inc.,
3.95%, 01/15/2025	$25,000	$27,940
3.80%, 02/15/2027	16,000	18,019

Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
2.77%, 12/15/2022	28,000	29,288
4.08%, 12/15/2047	75,000	74,063

Bank of America Corp.,
4.20%, 08/26/2024	188,000	209,630
4.00%, 01/22/2025	30,000	33,393

Baxter International, Inc., 2.60%, 08/15/2026	103,000	111,866

Berkshire Hathaway Energy Co., 3.70%, 07/15/2030(b)	79,000	91,772

BGC Partners, Inc., 3.75%, 10/01/2024	36,000	36,497

Boeing Co. (The),
2.25%, 06/15/2026	100,000	96,784
2.70%, 02/01/2027	29,000	28,224
3.25%, 02/01/2035	70,000	64,986
6.63%, 02/15/2038	92,000	111,059

Booking Holdings, Inc., 4.63%, 04/13/2030	65,000	77,027

California Institute of Technology, 4.70%, 11/01/2111	22,000	28,660

Capital One Financial Corp., 3.20%, 02/05/2025	75,000	81,062

Cigna Corp., 4.50%, 02/25/2026	55,000	64,010

Citigroup, Inc., 3.75%, 06/16/2024	45,000	49,648

CNH Industrial Capital LLC, 3.88%, 10/15/2021	27,000	27,727

Comcast Corp., 3.70%, 04/15/2024	87,000	95,877

CommonSpirit Health,
2.95%, 11/01/2022	106,000	109,810
2.76%, 10/01/2024	65,000	68,147

Continental Resources, Inc., 5.00%, 09/15/2022	29,000	28,594

Cummins, Inc., 4.88%, 10/01/2043	55,000	73,525

Deere & Co., 2.60%, 06/08/2022	12,000	12,368

Dell International LLC/EMC Corp., 6.02%, 06/15/2026(b)	75,000	88,850

Delta Air Lines, Inc., 3.63%, 03/15/2022	21,000	20,588

Discovery Communications LLC, 3.95%, 06/15/2025	150,000	167,969

Duke Energy Corp., 3.75%, 04/15/2024	71,000	77,987

DuPont de Nemours, Inc., 4.21%, 11/15/2023	63,000	69,326

Eaton Vance Corp., 3.63%, 06/15/2023	52,000	55,949

Expedia Group, Inc., 4.63%, 08/01/2027(b)	16,000	16,786

Exxon Mobil Corp., 3.18%, 03/15/2024	52,000	55,940

Federal Realty Investment Trust, 3.95%, 01/15/2024	45,000	48,780

	Principal Amount	Value

United States–(continued)

FedEx Corp., 4.75%, 11/15/2045	$107,000	$132,404

Fifth Third Bancorp, 2.38%, 01/28/2025	50,000	52,815
General Electric Co.,
3.45%, 05/15/2024	60,000	64,609
6.15%, 08/07/2037	100,000	123,168
Series A, 6.88%, 01/10/2039	50,000	66,071

General Motors Co., 6.75%, 04/01/2046	93,000	119,946

Gilead Sciences, Inc., 3.70%, 04/01/2024	84,000	91,525

Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	186,000	205,029

Harley-Davidson, Inc., 4.63%, 07/28/2045	26,000	27,551

Hasbro, Inc., 6.35%, 03/15/2040	25,000	30,121

HCA, Inc., 5.25%, 06/15/2026	100,000	116,598

Hillenbrand, Inc., 5.00%, 09/15/2026	99,000	108,281

Intel Corp., 2.88%, 05/11/2024	50,000	53,728

International Business Machines Corp., 7.13%, 12/01/2096	43,000	72,022

Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	40,000	48,163

JPMorgan Chase & Co., 3.88%, 09/10/2024	115,000	127,378

KLA Corp., 4.65%, 11/01/2024	47,000	53,503

Kohl’s Corp., 5.55%, 07/17/2045	68,000	61,531

Loews Corp., 4.13%, 05/15/2043	60,000	68,489

Marriott International, Inc., Series EE, 5.75%, 05/01/2025	9,000	10,033

MetLife, Inc., Series D, 4.37%, 09/15/2023	76,000	84,379

Microsoft Corp.,
2.88%, 02/06/2024	108,000	115,970
3.13%, 11/03/2025	100,000	111,335

Morgan Stanley,
3.70%, 10/23/2024	85,000	94,531
6.38%, 07/24/2042	35,000	54,366

NextEra Energy Capital Holdings, Inc., 3.15%, 04/01/2024	70,000	75,568

Nordstrom, Inc., 5.00%, 01/15/2044	88,000	62,709

Oracle Corp.,
3.63%, 07/15/2023	50,000	54,276
2.50%, 04/01/2025	85,000	91,141

Parker-Hannifin Corp., 3.30%, 11/21/2024	55,000	60,024

Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	99,000	74,429

PayPal Holdings, Inc., 2.40%, 10/01/2024	51,000	54,183

Philip Morris International, Inc., 2.50%, 08/22/2022	125,000	129,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	$50,000	$55,122

PSEG Power LLC, 8.63%, 04/15/2031	100,000	145,307

QUALCOMM, Inc., 2.90%, 05/20/2024	50,000	53,797

Rockwell Automation, Inc., 3.50%, 03/01/2029	82,000	95,697

Rockwell Collins, Inc., 3.20%, 03/15/2024	51,000	53,846

Ryder System, Inc., 3.65%, 03/18/2024	64,000	69,632

San Diego Gas & Electric Co., 6.00%, 06/01/2039	50,000	70,980

Seagate HDD Cayman, 4.75%, 01/01/2025	50,000	55,033

Sempra Energy,
4.05%, 12/01/2023	15,000	16,377
3.75%, 11/15/2025	30,000	33,651

Simon Property Group L.P.,
2.63%, 06/15/2022	26,000	26,723
6.75%, 02/01/2040	38,000	52,622

Southern California Edison Co., Series C,
Series C, 3.50%, 10/01/2023	62,000	66,721
6.65%, 04/01/2029	75,000	92,316
6.00%, 01/15/2034	47,000	62,899
5.75%, 04/01/2035	30,000	39,649

Southwest Airlines Co., 3.00%, 11/15/2026	100,000	101,040

Spectra Energy Partners L.P., 4.75%, 03/15/2024	63,000	70,087

Starbucks Corp., 3.85%, 10/01/2023	22,000	23,984

Swiss Re America Holding Corp., 7.00%, 02/15/2026	47,000	60,137

Sysco Corp., 6.60%, 04/01/2050	50,000	71,439

Truist Financial Corp., 2.50%, 08/01/2024	60,000	63,965

TWDC Enterprises 18 Corp., 4.38%, 08/16/2041	70,000	84,927

UDR, Inc., 3.00%, 08/15/2031	42,000	45,213

Union Electric Co., 8.45%, 03/15/2039	48,000	80,083

United Parcel Service, Inc., 2.20%, 09/01/2024	55,000	58,379

ViacomCBS, Inc., 7.88%, 07/30/2030	35,000	50,491

Wachovia Corp., 7.57%, 08/01/2026(e)	82,000	106,004

Walmart, Inc., 3.30%, 04/22/2024	27,000	29,391

Walt Disney Co. (The), 1.65%, 09/01/2022	54,000	55,369

Waste Management, Inc., 3.13%, 03/01/2025	50,000	54,872

Wells Fargo & Co.,
4.10%, 06/03/2026	76,000	85,977
5.38%, 02/07/2035	90,000	120,948

Welltower, Inc., 3.63%, 03/15/2024	106,000	114,984

	Principal Amount	Value

United States–(continued)

Xilinx, Inc., 2.95%, 06/01/2024	$40,000	$42,732
		8,003,175
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,709,963)		9,737,181

U.S. Treasury Securities–22.48%

U.S. Treasury Bills–0.38%(f)

0.09%, 02/04/2021(g)	19,995	19,995
0.11%, 02/04/2021(g)	132,963	132,969
		152,964

U.S. Treasury Bonds–3.74%

1.13%, 08/15/2040	453,146	445,325

2.50%, 02/15/2045	123,157	119,031

2.88%, 05/15/2049	178,373	208,883
2.00%, 02/15/2050	756,426	747,141
		1,520,380

U.S. Treasury Notes–18.36%

1.13%, 02/28/2022	1,856,498	1,866,320

0.13%, 07/31/2022	334,869	334,830

1.38%, 02/15/2023	606,937	616,570

0.25%, 04/15/2023	749,180	751,436

0.13%, 09/15/2023	499,609	499,004

1.13%, 02/28/2025	75,114	75,751

0.50%, 03/31/2025	554,345	554,146

0.25%, 06/30/2025	628,683	628,042

0.25%, 07/31/2025	248,509	247,706

0.25%, 08/31/2025	499,922	497,187

1.13%, 02/28/2027	201,605	206,918

0.38%, 09/30/2027	745,975	741,552

1.50%, 02/15/2030	196,646	201,400

0.63%, 05/15/2030	246,973	244,727
		7,465,589
Total U.S. Treasury Securities (Cost $9,108,925)		9,138,933

U.S. Government Sponsored Agency Mortgage-Backed Securities–10.51%

Federal Home Loan Mortgage Corp.,

2.50%, 07/01/2035	167,988	178,384

4.50%, 09/01/2049	70,713	76,614

3.00%, 01/01/2050	47,304	51,485

4.50%, 01/01/2050	51,748	56,010

3.00%, 05/01/2050	260,397	287,012

2.50%, 07/01/2050	327,778	349,806

2.50%, 08/01/2050	330,172	350,119

2.00%, 09/01/2050	198,256	204,521

Federal National Mortgage Association,

4.50%, 06/01/2049	50,617	54,662

3.00%, 10/01/2049	88,301	93,806

3.00%, 12/01/2049	92,073	98,243

2.50%, 01/01/2050	249,142	267,131

3.00%, 02/01/2050	86,254	90,152

2.50%, 03/01/2050	103,970	110,196

3.00%, 03/01/2050	47,811	51,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco World Bond Factor Fund

	Principal Amount	Value
2.50%, 08/01/2050	$183,152	$195,011
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K038, Class X1, IO, 1.12%, 03/25/2024(h)	1,521,114	48,410
Government National Mortgage Association, TBA, 3.00%, 11/01/2050(i)	470,000	490,526

Uniform Mortgage-Backed Securities, TBA,

2.00%, 11/01/2035(i)	420,000	435,520

2.00%, 11/01/2050(i)	175,000	180,435

2.50%, 11/01/2050(i)	579,000	603,313
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,240,359)		4,272,492

	Shares	Value
Money Market Funds–11.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(j)(k)	1,625,443	$1,625,443
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(j)(k)	1,022,965	1,023,375
Invesco Treasury Portfolio, Institutional Class, 0.01%(j)(k)	1,857,649	1,857,649
Total Money Market Funds (Cost $4,506,539)		4,506,467
TOTAL INVESTMENTS IN SECURITIES–109.13% (Cost $43,497,547)		44,363,363
OTHER ASSETS LESS LIABILITIES–(9.13)%		(3,712,716)
NET ASSETS–100.00%		$40,650,647

Investment Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chile Peso
CNH	–	Chinese Renminbi
Ctfs.	–	Certificates
CZK	–	Czech Koruna
EUR	–	Euro
GBP	–	British Pound Sterling
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
IO	–	Interest Only
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TBA	–	To Be Announced
THB	–	Thai Baht

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco World Bond Factor Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $11,155,296, which represented 27.44% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2020.

(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$291,763	$9,772,216	$(8,438,536)	$-	$-	$1,625,443	$1,976
Invesco Liquid Assets Portfolio, Institutional Class	208,408	6,980,155	(6,164,464)	(79)	(645)	1,023,375	2,295
Invesco Treasury Portfolio, Institutional Class	333,443	11,168,247	(9,644,041)	-	-	1,857,649	2,041
Total	$833,614	$27,920,618	$(24,247,041)	$(79)	$(645)	$4,506,467	$6,312

(k)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Canada 10 Year Bonds	1	December-2020	$113,368	$(662)	$(662)
Euro Buxl 30 Year Bonds	3	December-2020	799,276	27,807	27,807
Euro-Schatz	3	December-2020	392,947	537	537
Japan 10 Year Bonds	2	December-2020	2,901,380	565	565

Long Gilt	10	December-2020	1,757,734	1,098	1,098

Subtotal–Long Futures Contracts				29,345	29,345

Short Futures Contracts
Interest Rate Risk
Euro Bobl	1	December-2020	(158,241)	(794)	(794)
U.S. Treasury 2 Year Notes	8	December-2020	(1,766,750)	383	383
U.S. Treasury 5 Year Notes	17	December-2020	(2,135,227)	5,286	5,286
U.S. Treasury 10 Year Notes	4	December-2020	(552,875)	4,444	4,444
U.S. Treasury Long Bonds	3	December-2020	(517,406)	9,462	9,462

U.S. Treasury 10 Year Ultra Bonds	2	December-2020	(314,563)	4,277	4,277

Subtotal–Short Futures Contracts				23,058	23,058

Total Futures Contracts				$52,403	$52,403

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
		Deliver		Receive
Currency Risk

11/20/2020	Bank of America, N.A.	CAD	83,157	USD	62,498	$78

11/20/2020	Bank of America, N.A.	PLN	569,302	USD	152,279	8,459

11/20/2020	Barclays Bank PLC	HUF	6,913,376	USD	22,599	655

11/20/2020	Barclays Bank PLC	PLN	50,000	USD	13,640	1,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

11/20/2020	Barclays Bank PLC	RUB	1,101,910	USD	14,135	$289

11/20/2020	Barclays Bank PLC	USD	7,904	IDR	117,789,473	137

11/20/2020	Citibank, N.A.	BRL	86,946	USD	16,126	985

11/20/2020	Citibank, N.A.	INR	1,252,220	USD	17,014	142

11/20/2020	Citibank, N.A.	NZD	355,100	USD	240,116	5,321

11/20/2020	Citibank, N.A.	RUB	7,648,000	USD	100,367	4,263

11/20/2020	Citibank, N.A.	USD	3,746	CLP	2,945,759	63

11/20/2020	Citibank, N.A.	USD	81,020	IDR	1,196,021,550	630

11/20/2020	Citibank, N.A.	USD	38,267	INR	2,865,788	347

11/20/2020	Citibank, N.A.	USD	19,490	KRW	22,671,214	488

11/20/2020	Deutsche Bank AG	AUD	520,946	USD	382,663	16,456

11/20/2020	Deutsche Bank AG	CAD	106,666	USD	81,704	1,637

11/20/2020	Deutsche Bank AG	EUR	1,103,000	USD	1,287,369	2,279

11/20/2020	Deutsche Bank AG	GBP	120,113	USD	161,533	5,910

11/20/2020	Deutsche Bank AG	NOK	704,986	USD	79,945	6,103

11/20/2020	Deutsche Bank AG	SEK	2,536,149	USD	290,646	5,582

11/20/2020	Deutsche Bank AG	USD	207,382	EUR	178,000	4

11/20/2020	Deutsche Bank AG	USD	3,557,976	JPY	376,842,000	42,109

11/20/2020	Deutsche Bank AG	USD	28,233	MXN	626,330	1,242

11/20/2020	Deutsche Bank AG	USD	32,795	ZAR	550,020	937

11/20/2020	Goldman Sachs International	AUD	230,337	USD	165,489	3,570

11/20/2020	Goldman Sachs International	CZK	401,000	USD	18,030	890

11/20/2020	Goldman Sachs International	NOK	170,662	USD	18,298	422

11/20/2020	Goldman Sachs International	USD	4,121	COP	15,963,640	0

11/20/2020	Goldman Sachs International	USD	51,512	GBP	39,966	270

11/20/2020	J.P. Morgan Chase Bank, N.A.	SGD	20,290	USD	14,933	79

11/20/2020	J.P. Morgan Chase Bank, N.A.	USD	179,950	CHF	165,313	425

11/20/2020	J.P. Morgan Chase Bank, N.A.	USD	354,141	CNY	2,395,000	2,824

11/17/2020	Morgan Stanley and Co. International PLC	EUR	395,000	USD	469,655	9,476

11/20/2020	Morgan Stanley and Co. International PLC	AUD	215,323	USD	155,300	3,935

11/20/2020	Morgan Stanley and Co. International PLC	CAD	226,614	USD	172,856	2,754

11/20/2020	Morgan Stanley and Co. International PLC	CHF	864,364	USD	952,392	9,272

11/20/2020	Morgan Stanley and Co. International PLC	EUR	5,018,500	USD	5,945,294	98,306

11/20/2020	Morgan Stanley and Co. International PLC	NOK	1,547,000	USD	173,852	11,817

11/20/2020	Morgan Stanley and Co. International PLC	NZD	294,324	USD	197,420	2,811

11/20/2020	Morgan Stanley and Co. International PLC	SEK	2,498,820	USD	286,708	5,841

11/20/2020	Morgan Stanley and Co. International PLC	USD	25,367	ZAR	425,540	730

11/20/2020	Royal Bank of Canada	USD	67,732	CHF	62,143	73

11/20/2020	State Street Bank & Trust Co.	CAD	390,160	USD	293,819	954

11/20/2020	State Street Bank & Trust Co.	CHF	35,610	USD	39,323	468

11/20/2020	State Street Bank & Trust Co.	EUR	111,440	USD	133,658	3,821

11/20/2020	State Street Bank & Trust Co.	USD	165,845	JPY	17,518,638	1,516

11/20/2020	UBS AG	INR	1,310,430	USD	17,829	172

11/20/2020	UBS AG	TRY	146,615	USD	19,224	1,884

11/20/2020	UBS AG	USD	1,921,857	CNY	13,300,000	60,457

11/20/2020	UBS AG	USD	465,502	GBP	359,700	538

11/20/2020	UBS AG	USD	36,929	MXN	809,070	1,145

11/20/2020	UBS AG	USD	176,001	SEK	1,570,443	517

11/20/2020	UBS AG	USD	10,717	THB	339,017	159

Subtotal–Appreciation						330,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

11/20/2020	Bank of America, N.A.	USD	65,715	EUR	56,000	$(470)

11/20/2020	Barclays Bank PLC	USD	27,524	RUB	2,041,780	(1,868)

11/20/2020	Citibank, N.A.	CLP	40,124,000	USD	51,007	(873)

11/20/2020	Citibank, N.A.	IDR	1,598,515,600	USD	108,097	(1,030)

11/20/2020	Citibank, N.A.	JPY	20,036,827	USD	190,247	(1,171)

11/20/2020	Citibank, N.A.	KRW	21,554,000	USD	18,187	(807)

11/20/2020	Citibank, N.A.	USD	33,988	BRL	184,510	(1,857)

11/20/2020	Citibank, N.A.	USD	109,942	NZD	162,590	(2,436)

11/20/2020	Citibank, N.A.	USD	23,045	RUB	1,756,000	(979)

11/20/2020	Deutsche Bank AG	JPY	13,281,630	USD	125,399	(1,484)

11/20/2020	Deutsche Bank AG	MXN	4,887,000	USD	220,294	(9,688)

11/20/2020	Deutsche Bank AG	USD	155,092	AUD	210,190	(7,336)

11/20/2020	Deutsche Bank AG	USD	33,614	CAD	44,685	(72)

11/20/2020	Deutsche Bank AG	USD	88,186	EUR	75,000	(804)

11/20/2020	Deutsche Bank AG	USD	302,496	GBP	224,930	(11,068)

11/20/2020	Deutsche Bank AG	ZAR	468,172	USD	27,915	(797)

11/20/2020	Goldman Sachs International	USD	33,636	COP	129,820,189	(118)

11/20/2020	Goldman Sachs International	USD	247,896	NOK	2,312,140	(5,719)

11/20/2020	HSBC Bank USA, N.A.	USD	86,321	TRY	655,151	(8,838)

11/20/2020	J.P. Morgan Chase Bank, N.A.	USD	77,716	CAD	103,393	(106)

11/20/2020	J.P. Morgan Chase Bank, N.A.	USD	14,654	SGD	19,910	(78)

11/17/2020	Morgan Stanley and Co. International PLC	USD	809,709	EUR	681,000	(16,337)

11/20/2020	Morgan Stanley and Co. International PLC	GBP	568,526	USD	735,648	(955)

11/20/2020	Morgan Stanley and Co. International PLC	JPY	2,416,432	USD	22,772	(313)

11/20/2020	Morgan Stanley and Co. International PLC	USD	391,299	AUD	538,680	(12,627)

11/20/2020	Morgan Stanley and Co. International PLC	USD	388,796	CAD	509,710	(6,194)

11/20/2020	Morgan Stanley and Co. International PLC	USD	6,202,669	EUR	5,236,000	(102,276)

11/20/2020	Morgan Stanley and Co. International PLC	USD	1,176,628	GBP	891,060	(22,137)

11/20/2020	Morgan Stanley and Co. International PLC	USD	75,065	NOK	667,960	(5,102)

11/20/2020	Morgan Stanley and Co. International PLC	USD	491,476	NZD	739,941	(2,221)

11/20/2020	Morgan Stanley and Co. International PLC	USD	272,197	SEK	2,392,554	(3,272)

11/20/2020	Royal Bank of Canada	CHF	207,950	USD	226,652	(245)

11/20/2020	Royal Bank of Canada	USD	98,564	NZD	148,190	(579)

11/20/2020	Royal Bank of Canada	USD	43,747	SEK	378,320	(1,224)

11/20/2020	State Street Bank & Trust Co.	JPY	11,463,570	USD	108,496	(1,020)

11/20/2020	State Street Bank & Trust Co.	MXN	321,270	USD	14,530	(589)

11/20/2020	State Street Bank & Trust Co.	USD	80,318	AUD	111,690	(1,804)

11/20/2020	State Street Bank & Trust Co.	USD	14,247	CHF	12,902	(170)

11/20/2020	State Street Bank & Trust Co.	USD	241,581	EUR	201,423	(6,905)

11/20/2020	State Street Bank & Trust Co.	USD	10,115	SGD	13,790	(19)

11/20/2020	UBS AG	USD	72,586	CAD	94,730	(1,479)

11/20/2020	UBS AG	USD	16,862	TRY	132,200	(1,227)

Subtotal–Depreciation						(244,294)

Total Forward Foreign Currency Contracts						$85,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco World Bond Factor Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	China 7-Day Reverse Repo Rate	Quarterly	2.59%	Quarterly	10/29/2025	CNY 20,000,000	$-	$(2,062)	$(2,062)

(a)	Centrally cleared swap agreements collateralized by $100,000 cash held with Credit Suisse Securities (USA) LLC.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco World Bond Factor Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $38,991,008)	$39,856,896
Investments in affiliated money market funds, at value (Cost $4,506,539)	4,506,467
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	330,250
Deposits with brokers:
Cash collateral – centrally cleared swap agreements	100,000
Cash	31,859
Foreign currencies, at value (Cost $173,988)	167,436
Receivable for:
Fund shares sold	28,168
Dividends	43
Interest	220,415
Investment for trustee deferred compensation and retirement plans	43,690
Other assets	40,841
Total assets	45,326,065

Liabilities:
Other investments:
Variation margin payable - futures contracts	6,776
Variation margin payable - centrally cleared swap agreements	1,199
Unrealized depreciation on forward foreign currency contracts outstanding	244,294
Payable for:
Investments purchased	4,172,182
Fund shares reacquired	103,104
Accrued foreign taxes	570
Accrued fees to affiliates	28,107
Accrued trustees’ and officers’ fees and benefits	37
Accrued other operating expenses	73,354
Trustee deferred compensation and retirement plans	45,795
Total liabilities	4,675,418
Net assets applicable to shares outstanding	$40,650,647

Net assets consist of:
Shares of beneficial interest	$39,246,925
Distributable earnings	1,403,722
$40,650,647

Net Assets:

Class A	$26,164,658
Class C	$2,482,353
Class Y	$11,716,528
Class R5	$889
Class R6	$286,219

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,376,178
Class C	225,997
Class Y	1,064,643
Class R5	81.24
Class R6	25,981
Class A:
Net asset value per share	$11.01
Maximum offering price per share (Net asset value of $11.01 ÷ 95.75%)	$11.50
Class C:
Net asset value and offering price per share	$10.98
Class Y:
Net asset value and offering price per share	$11.01
Class R5:
Net asset value and offering price per share	$10.94
Class R6:
Net asset value and offering price per share	$11.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco World Bond Factor Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Interest (net of foreign withholding taxes of $1,876)	$537,896

Dividends from affiliated money market funds	6,312

Total investment income	544,208

Expenses:

Advisory fees	109,835

Administrative services fees	3,961

Custodian fees	15,327

Distribution fees:
Class A	53,700

Class C	20,682

Transfer agent fees – A, C and Y	66,021

Transfer agent fees – R5	1

Transfer agent fees – R6	172

Trustees’ and officers’ fees and benefits	17,870

Registration and filing fees	60,456

Reports to shareholders	24,797

Professional services fees	54,921

Other	11,824

Total expenses	439,567

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(249,652)

Net expenses	189,915

Net investment income	354,293

Realized and unrealized gain (loss) from:

Net realized gain from:

Investment securities (net of foreign taxes of $1,689)	817,904

Foreign currencies	54,459

Forward foreign currency contracts	233,784

Futures contracts	23,646

Swap agreements	6,565

1,136,358

Change in net unrealized appreciation (depreciation) of:

Investment securities (net of foreign taxes of $570)	32,639

Foreign currencies	(21,495)

Forward foreign currency contracts	72,109

Futures contracts	10,931

Swap agreements	(7,850)

86,334

Net realized and unrealized gain	1,222,692

Net increase in net assets resulting from operations	$1,576,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                      Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$354,293	$734,322

Net realized gain	1,136,358	121,499

Change in net unrealized appreciation	86,334	2,110,791

Net increase in net assets resulting from operations	1,576,985	2,966,612

Distributions to shareholders from distributable earnings:

Class A	(347,746)	(216,496)

Class C	(19,553)	(25,308)

Class Y	(92,861)	(30,050)

Class R5	(17)	(9)

Class R6	(3,200)	(1,340)

Total distributions from distributable earnings	(463,377)	(273,203)

Return of capital:

Class A	–	(310,668)

Class C	–	(19,902)

Class Y	–	(51,416)

Class R5	–	(15)

Class R6	–	(2,273)

Total return of capital	–	(384,274)

Total distributions	(463,377)	(657,477)

Share transactions-net:

Class A	4,873,802	306,572

Class C	358,491	(1,774,645)

Class Y	8,736,215	(383,361)

Class R6	142,855	20,238

Net increase (decrease) in net assets resulting from share transactions	14,111,363	(1,831,196)

Net increase in net assets	15,224,971	477,939

Net assets:

Beginning of year	25,425,676	24,947,737

End of year	$40,650,647	$25,425,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                      Invesco World Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$10.61	$0.13	$0.45	$0.58	$(0.18)	$–	$(0.18)	$11.01	5.56%	$26,165	0.64	%(d)	1.49	%(d)	1.21	%(d)	191%
Year ended 10/31/19	9.66	0.30	0.92	1.22	(0.11)	(0.16)	(0.27)	10.61	12.83	20,458	0.94		2.08		2.97		177
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93		2.21		3.25		131
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	(0.23)	(0.27)	10.43	2.63	22,150	0.95		2.21		3.22		245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Class C
Year ended 10/31/20	10.59	0.05	0.45	0.50	(0.11)	–	(0.11)	10.98	4.74	2,482	1.39	(d)	2.24	(d)	0.46	(d)	191
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	(0.12)	(0.20)	10.59	12.01	2,046	1.69		2.83		2.22		177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68		2.96		2.50		131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	(0.16)	(0.19)	10.41	1.80	4,147	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Class Y
Year ended 10/31/20	10.61	0.16	0.44	0.60	(0.20)	–	(0.20)	11.01	5.81	11,717	0.39	(d)	1.24	(d)	1.46	(d)	191
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	(0.18)	(0.30)	10.61	13.23	2,783	0.69		1.83		3.22		177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68		1.96		3.50		131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	(0.26)	(0.30)	10.42	2.81	5,797	0.70		1.96		3.47		245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Class R5
Year ended 10/31/20	10.56	0.15	0.43	0.58	(0.20)	–	(0.20)	10.94	5.64	1	0.39	(d)	1.11	(d)	1.46	(d)	191
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	(0.18)	(0.30)	10.56	12.81	1	0.69		1.60		3.22		177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	(0.07)	(0.30)	9.64	(4.75)	1	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	(0.26)	(0.30)	10.42	2.81	1	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Class R6
Year ended 10/31/20	10.62	0.15	0.46	0.61	(0.21)	–	(0.21)	11.02	5.81	286	0.39	(d)	1.11	(d)	1.46	(d)	191
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	(0.18)	(0.30)	10.62	13.21	138	0.69		1.60		3.22		177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	(0.07)	(0.30)	9.66	(4.65)	106	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	(0.26)	(0.30)	10.43	2.91	11	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $21,480, $2,068, $5,747, $1 and $172 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                      Invesco World Bond Factor Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco World Bond Factor Fund, formerly Invesco World Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return. Prior to February 28, 2020, the Fund’s objective was total return, comprised of current income and capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

23                      Invesco World Bond Factor Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

24                      Invesco World Bond Factor Fund

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to

25                      Invesco World Bond Factor Fund

terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

N.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral -To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective February 28, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.270%
Over $2 billion	0.250%

Prior to February 28, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.650%
Next $250 million	0.590%
Next $500 million	0.565%
Next $1.5 billion	0.540%
Next $2.5 billion	0.515%
Next $5 billion	0.490%
Over $10 billion	0.465%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective February 28, 2020, the Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to February 28, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $109,835 and reimbursed fund level expenses of $73,123 and reimbursed class level expenses of $48,409, $4,661, $12,951, $1 and $172 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

26                      Invesco World Bond Factor Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $4,283 in front-end sales commissions from the sale of Class A shares and $691 and $84 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$–	$16,708,290	$–	$16,708,290
U.S. Dollar Denominated Bonds & Notes	–	9,737,181	–	9,737,181
U.S. Treasury Securities	–	9,138,933	–	9,138,933
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	4,272,492	–	4,272,492
Money Market Funds	4,506,467	–	–	4,506,467
Total Investments in Securities	4,506,467	39,856,896	–	44,363,363
Other Investments - Assets*
Futures Contracts	53,859	–	–	53,859
Forward Foreign Currency Contracts	–	330,250	–	330,250
	53,859	330,250	–	384,109
Other Investments - Liabilities*
Futures Contracts	(1,456)	–	–	(1,456)
Forward Foreign Currency Contracts	–	(244,294)	–	(244,294)
Swap Agreements	–	(2,062)	–	(2,062)
	(1,456)	(246,356)	–	(247,812)
Total Other Investments	52,403	83,894	–	136,297
Total Investments	$4,558,870	$39,940,790	$–	$44,499,660

* Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

27                      Invesco World Bond Factor Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$53,859	$53,859
Unrealized appreciation on forward foreign currency contracts outstanding	330,250	-	330,250
Total Derivative Assets	330,250	53,859	384,109
Derivatives not subject to master netting agreements	-	(53,859)	(53,859)
Total Derivative Assets subject to master netting agreements	$330,250	$-	$330,250

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(1,456)	$(1,456)
Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	(2,062)	(2,062)
Unrealized depreciation on forward foreign currency contracts outstanding	(244,294)	-	(244,294)
Total Derivative Liabilities	(244,294)	(3,518)	(247,812)
Derivatives not subject to master netting agreements	-	3,518	3,518
Total Derivative Liabilities subject to master netting agreements	$(244,294)	$-	$(244,294)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/ Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Bank of America, N.A.	$8,537	$(470)	$8,067	$-	$-	$8,067
Barclays Bank PLC	2,089	(1,868)	221	-	-	221
Citibank, N.A.	12,239	(9,153)	3,086	-	-	3,086
Deutsche Bank AG	82,259	(31,249)	51,010	-	-	51,010
Goldman Sachs International	5,152	(5,837)	(685)	-	-	(685)
HSBC Bank USA	-	(8,838)	(8,838)	-	-	(8,838)
J.P. Morgan Chase Bank, N.A.	3,328	(184)	3,144	-	-	3,144
Morgan Stanley & Co. International PLC	144,942	(171,434)	(26,492)	-	-	(26,492)
Royal Bank of Canada	73	(2,048)	(1,975)	-	-	(1,975)
State Street Bank & Trust Co.	6,759	(10,507)	(3,748)	-	-	(3,748)
UBS AG	64,872	(2,706)	62,166	-	-	62,166
Total	$330,250	$(244,294)	$85,956	$-	$-	$85,956

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$233,784	$-	$233,784
Futures contracts	-	-	23,646	23,646
Swap agreements	45,757	-	(39,192)	6,565

28                      Invesco World Bond Factor Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$72,109	$-	$72,109
Futures contracts	-	-	10,931	10,931
Swap agreements	(5,788)	-	(2,062)	(7,850)
Total	$39,969	$305,893	$(6,677)	$339,185

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$20,529,815	$9,266,542	$1,906,915

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $500.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income*	$463,377	$273,203
Return of capital	–	384,274
Total distributions	$463,377	$657,477

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2020
Undistributed ordinary income	$656,162
Undistributed long-term capital gain	231,814
Net unrealized appreciation – investments	561,272
Net unrealized appreciation (depreciation) – foreign currencies	(9,694)
Temporary book/tax differences	(35,832)
Shares of beneficial interest	39,246,925
Total net assets	$40,650,647

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles, forward contracts and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

29                      Invesco World Bond Factor Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $31,529,140 and $26,543,861, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $38,032,503 and $27,771,317, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$999,832
Aggregate unrealized (depreciation) of investments	(438,560)
Net unrealized appreciation of investments	$561,272

Cost of investments for tax purposes is $43,938,388.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2020, undistributed net investment income was increased by $176,964 and undistributed net realized gain was decreased by $176,964. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,116,052	$11,975,564	584,911	$5,884,683
Class C	110,646	1,185,774	46,470	473,655
Class Y	1,068,531	11,521,900	273,472	2,788,384
Class R6	16,109	176,431	1,955	19,465

Issued as reinvestment of dividends:
Class A	30,389	319,821	48,462	490,625
Class C	1,481	15,419	3,755	37,627
Class Y	7,013	74,502	6,545	66,323
Class R6	283	2,991	326	3,309

Automatic conversion of Class C shares to Class A shares:
Class A	15,908	168,477	112,403	1,125,357
Class C	(15,940)	(168,477)	(112,520)	(1,125,357)

Reacquired:
Class A	(713,541)	(7,590,060)	(717,490)	(7,194,093)
Class C	(63,360)	(674,225)	(116,856)	(1,160,570)
Class Y	(273,293)	(2,860,187)	(318,308)	(3,238,068)
Class R6	(3,405)	(36,567)	(252)	(2,536)
Net increase (decrease) in share activity	1,296,873	$14,111,363	(187,127)	$(1,831,196)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

30                      Invesco World Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Factor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31                      Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,048.10	$2.79	$1,022.48	$2.75	0.54%
Class C	1,000.00	1,044.30	6.65	1,018.70	6.56	1.29
Class Y	1,000.00	1,050.40	1.50	1,023.74	1.48	0.29
Class R5	1,000.00	1,047.70	1.50	1,023.74	1.48	0.29
Class R6	1,000.00	1,050.40	1.50	1,023.74	1.48	0.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

32                      Invesco World Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Factor Fund’s (formerly, Invesco World Bond Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board noted that the Fund had changed its name and investment strategy on December 1, 2016, and again on February 28, 2020. The Board compared the Fund’s investment performance for the one, two and three year periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the two year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, two and three year periods. The Board further considered that the Fund had changed its name, investment strategy and portfolio management team on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective February 2020 in connection with its repositioning as a factor based fund and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services

33                      Invesco World Bond Factor Fund

fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees. The Board also discussed with management any impact that the reduction of the Fund’s contractual management fee schedule effective February 2020 would have on the Fund’s peer group ranking.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

34                      Invesco World Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	1.81%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.01%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35                      Invesco World Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

T-1                      Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-2                      Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                      Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-4                      Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5                      Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                      Invesco World Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                                                   WBD-AR-1

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between November 1, 2019 to December 29, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019

Audit Fees	$1,287,747	$1,222,685
Audit-Related Fees(1)	$35,100	$0
Tax Fees(2)	$488,497	$638,442
All Other Fees	$0	$0

Total Fees	$1,811,344	$1,861,127

(1)	Audit-Related Fees for the fiscal year ended October 31, 2020 includes fees billed for agreed upon procedures for regulatory filings.

(2)

Tax Fees for fiscal years ended October 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,227,000 for the fiscal year ended October 31, 2020 and $3,294,000 for the fiscal year ended October 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,416,497 for the fiscal year ended October 31, 2020 and $4,622,442 for the fiscal year ended October 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 17, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 17, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 8, 2021